UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03213

GARTMORE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA	19428

(Address of principal executive offices)	(Zip code)

Eric Miller

1200 River Road

Suite 1000

Conshohocken, PA 19428

(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Gartmore GVIT Nationwide Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

12	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Nationwide Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Nationwide Fund (Class I at NAV) returned 7.44% versus 4.91% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds was 5.77%.

While the market’s lack of clear direction persisted throughout most of 2005, a fourth-quarter rally pushed most broadly based stock indexes into positive territory. Investors were cheered by the U.S. economy’s solid third-quarter growth of 4.1%—despite a series of hikes in short-term interest rates by the Federal Reserve Board, high energy prices and a punishing hurricane season.

Consistently strong stock picking enabled the Fund to outperform the S&P 500 Index during the reporting period. Within the Fund’s holdings, the two sectors that benefited most from our stock selection were financials and health care. In the financials sector, fixed-income broker Lehman Brothers Holdings Inc. made a strong contribution to the Fund’s performance. At the beginning of the year, the valuation of this stock had been compressed due to investors’ concerns about the Fed’s credit-tightening campaign. However, long-term rates remained relatively stable, resulting in a more favorable bond market environment than had been expected. In addition, Fund performance was aided by the returns of holdings in a trio of insurance companies—Prudential Financial, Inc.; MetLife, Inc.; and The Allstate Corp. In the health-care sector, HMOs UnitedHealth Group Inc.; WellPoint, Inc.; and Aetna Inc. boosted Fund performance. These companies benefited from solid premium growth and lower medical loss ratios.

In addition, in the energy sector, surging prices for crude oil and natural gas produced a rising tide that lifted most, if not all, stocks. While our stock selection in this sector worked against the Fund, our decision to overweight this strong-performing sector more than offset our shortcomings in selecting specific stocks. Some Fund holdings that helped Fund results were ConocoPhillips, Chevron Corp., Apache Corp. and Nabors Industries Ltd.

On the negative side, computer maker Dell Inc. detracted from Fund performance. Uncharacteristically, Dell disappointed investors in August when the company reported lower-than-expected second-quarter sales and issued relatively weak financial guidance for the third quarter. Weak pricing and a resurgence by rival Hewlett-Packard Co. were factors that undermined Dell’s performance. In the health-care sector, holdings in biotechnology stock Biogen Idec Inc. held back Fund performance. Early in the year, concerns about the safety of the multiple sclerosis drug Tysabri, which Biogen Idec had helped to develop, resulted in the company’s decision to voluntarily withdraw the drug from the market. Meanwhile, regional Bell operating company Verizon Communications Inc., another Fund holding, struggled because of investors’ concerns about the company’s decision to acquire long-distance provider MCI, along with skepticism about the huge amounts of money being spent by Verizon to expand its fiberoptic network to homes.

Our outlook for 2006 is optimistic, because we are still finding good values in the market. However, we believe that selectivity will continue to be important, as it has been for the past two years. One area where we anticipate funding some attractive opportunities is large-cap growth stocks, because these stocks have underperformed for the past five years or so, and, in many cases, their valuations have fallen to levels comparable to those of value stocks. Furthermore, earnings growth for the market overall has outpaced gains in share prices for the past three years, a trend suggesting that stock prices could play catch-up at some point.

Portfolio Managers: Gary Haubold, CFA and William H. Miller

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1

Gartmore GVIT Nationwide Fund

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Nationwide Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Ten years
Class I2	7.44%	1.85%	7.88%
Class II3	7.04%	1.61%	7.62%
Class III[3]	7.35%	1.88%	7.90%
Class IV3	7.44%	1.85%	7.88%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class II shares (July 11, 2002), Class III shares (May 6, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distribution.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Nationwide Fund, Standard & Poor’s 500 Index (S&P 500)(a), and Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Nationwide Fund
Class I	Actual	$1,000.00	$1,069.10	$4.33	0.83%
	Hypothetical[1]	$1,000.00	$1,020.82	$4.24	0.83%
Class II	Actual	$1,000.00	$1,067.30	$5.58	1.07%
	Hypothetical[1]	$1,000.00	$1,019.61	$5.46	1.07%
Class III	Actual	$1,000.00	$1,069.10	$4.38	0.84%
	Hypothetical[1]	$1,000.00	$1,020.77	$4.29	0.84%
Class IV	Actual	$1,000.00	$1,070.10	$4.38	0.84%
	Hypothetical[1]	$1,000.00	$1,020.77	$4.29	0.84%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Nationwide Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.1%
Commercial Paper	1.6%
Other Investments*	4.2%
Liabilities in excess of other assets**	-3.9%

100.0%

Top Holdings
Bank of America Corp.	3.1%
Johnson & Johnson, Inc.	2.8%
General Electric Co.	2.8%
Exxon Mobil Corp.	2.2%
Microsoft Corp.	2.1%
American International Group, Inc.	1.9%
ChevronTexaco Corp.	1.9%
Altria Group, Inc.	1.7%
Rabobank USA Financial Corp., 4.05%, 01/03/06	1.5%
Intel Corp.	1.3%
Other Holdings	78.7%

100.0%

Top Industries
Oil & Gas	10.1%
Insurance	8.3%
Financial Services	7.3%
Healthcare	6.6%
Banks	6.6%
Retail	5.7%
Computer Software & Services	5.7%
Semiconductors	5.4%
Capital Goods	3.4%
Multimedia	3.4%
Other Industries	37.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2005

Shares		Value
COMMON STOCKS (98.1%)
Aerospace & Defense (2.0%)
Boeing Co. (The)	91,254	$6,409,681
General Dynamics Corp.	14,000	1,596,700
Lockheed Martin Corp.	34,400	2,188,872
Northrop Grumman Corp.	175,862	10,571,064
Raytheon Co.	219,270	8,803,691
Rockwell Collins, Inc.	30,000	1,394,100
United Technologies Corp.	47,200	2,638,952

		33,603,060

Auto Parts & Equipment (0.7%)
Autoliv, Inc. ADR — SE	114,800	5,214,216
Cummins, Inc. (c)	71,200	6,388,776

		11,602,992

Banks (6.6%)
ABN Amro Holding NV ADR — NL	63,820	1,668,255
AmSouth Bancorp	8,000	209,680
Bank of America Corp.	1,122,390	51,798,298
Bank of New York Co., Inc.	90,600	2,885,610
Barclays PLC ADR — GB (c)	56,000	2,356,480
Centerstate Bank of Florida	10,590	365,355
Comerica, Inc.	17,900	1,016,004
Credit Suisse Group ADR — CH	14,400	733,680
Deutsche Bank AG	5,000	484,350
HSBC Holdings PLC ADR — GB (c)	61,700	4,964,999
Mellon Financial Corp.	50,000	1,712,500
National City Corp.	48,000	1,611,360
North Fork Bancorporation, Inc.	104,400	2,856,384
PNC Bank Corp.	51,800	3,202,794
Regions Financial Corp.	31,700	1,082,872
SunTrust Banks, Inc.	101,910	7,414,972
U.S. Bancorp	158,000	4,722,620
Wachovia Corp.	340,853	18,017,490
Zions Bancorp.	55,206	4,171,365

		111,275,068

Building & Construction (1.1%)
AMCOL International Corp. (c)	10,000	205,200
Lafarge Corp. (c)	156,810	8,627,686
Pulte Corp.	100,238	3,945,368

Shares		Value
COMMON STOCKS (continued)
Building & Construction (continued)
Vulcan Materials Co.	10,400	$704,600
Weyerhaeuser Co.	70,850	4,700,189

		18,183,043

Business Services (0.4%)
Fair Isaac Corp.	8,600	379,862
Herman Miller, Inc.	100,000	2,819,000
Pitney Bowes, Inc.	86,690	3,662,653

		6,861,515

Capital Goods (3.4%)
General Electric Co.	1,352,586	47,408,139
PACCAR, Inc. (c)	61,395	4,250,376
Timken Co. (c)	206,550	6,613,731

		58,272,246

Chemicals (1.0%)
Air Products & Chemicals, Inc.	23,000	1,361,370
Dow Chemical Co.	122,400	5,363,568
Huntsman Corp. (b)	194,486	3,349,049
Lubrizol Corp.	156,800	6,809,824

		16,883,811

Coal (0.3%)
Foundation Coal Holdings, Inc. (c)	41,000	1,558,000
Peabody Energy Corp. (c)	46,650	3,844,893

		5,402,893

Computer Equipment (2.2%)
ATI Technologies, Inc. (b) (c)	80,800	1,372,792
Dell, Inc. (b)	252,749	7,579,943
Hewlett Packard Co.	737,300	21,108,898
International Business Machines Corp.	72,194	5,934,347
Network Appliance, Inc. (b)	60,000	1,620,000

		37,615,980

Computer Networks (0.7%)
Cisco Systems, Inc. (b)	646,407	11,066,488

Computer Software & Services (5.7%)
Advanced Micro Devices, Inc. (b)	216,000	6,609,600

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value
COMMON STOCKS (continued)
Computer Software & Services (continued)
Affiliated Computer Services, Class A (b)	76,387	$4,520,583
Business Objects S.A. ADR — FR (b) (c)	148,095	5,984,519
Cognizant Technology Solutions Corp. (b)	116,518	5,866,681
eBay, Inc. (b)	18,000	778,500
EMC Corp. (b)	630,817	8,591,727
Hyperion Solutions Corp. (b) (c)	198,858	7,123,094
Ingram Micro, Inc. (b)	243,900	4,860,927
Microsoft Corp.	1,379,817	36,082,214
NCR Corp. (b)	140,600	4,771,964
Oracle Corp. (b)	255,156	3,115,455
Yahoo!, Inc. (b)	198,266	7,768,062

		96,073,326

Conglomerates (0.5%)
Ingersoll Rand Co.	213,348	8,612,859

Consumer Products (0.8%)
Colgate-Palmolive Co.	113,023	6,199,312
Kimberly-Clark Corp.	26,300	1,568,795
Phillips-Van Heusen Corp.	16,100	521,640
Procter & Gamble Co. (The)	81,050	4,691,174
VF Corp.	16,000	885,440

		13,866,361

Containers (0.2%)
Ball Corp.	77,100	3,062,412
Owens-Illinois, Inc. (b)	20,000	420,800

		3,483,212

Diversified (0.7%)
3M Co.	34,100	2,642,750
Berkshire Hathaway Inc., Class B (b)	3,000	8,806,500

		11,449,250

Electronics (0.9%)
Amkor Technology, Inc. (b)	160,000	896,000
Arrow Electronics, Inc. (b)	194,450	6,228,234
KLA-Tencor Corp.	115,089	5,677,340
L-3 Communications Holdings, Inc.	27,200	2,022,320

		14,823,894

Shares		Value
COMMON STOCKS (continued)
Financial Services (7.3%)
AFLAC, Inc.	54,931	$2,549,897
Ameritrade Holding Corp. (b)	70,000	1,680,000
Bear Stearns Cos., Inc.	89,578	10,348,946
Charles Schwab Corp. (The)	134,800	1,977,516
Citigroup, Inc.	256,463	12,446,149
E*TRADE Financial Corp. (b)	117,670	2,454,596
First American Financial Corp.	118,200	5,354,460
Franklin Resources, Inc.	29,000	2,726,290
Freddie Mac	9,137	597,103
Goldman Sachs Group, Inc.	156,556	19,993,768
Hudson City Bancorp, Inc.	897,192	10,873,967
J.P. Morgan Chase & Co.	258,093	10,243,711
KKR Financial Corp. (c)	251,100	6,023,889
Lehman Brothers Holding, Inc.	121,650	15,591,881
Merrill Lynch & Co., Inc.	187,700	12,712,921
Morgan Stanley	40,491	2,297,459
Raymond James Financial, Inc. (c)	17,900	674,293
Robert Half International, Inc.	18,200	689,598
Wells Fargo & Co.	63,100	3,964,573

		123,201,017

Food & Beverage (2.5%)
Archer-Daniels-Midland Co.	268,972	6,632,849
Campbell Soup Co.	109,200	3,250,884
Coca-Cola Co. (The)	35,700	1,439,067
Coca-Cola Enterprises, Inc.	321,350	6,160,280
Constellation Brands, Inc. (b)	199,250	5,226,328
General Mills, Inc.	8,160	402,451
Hershey Foods Corp.	8,800	486,200
Kellogg Co.	44,635	1,929,125
PepsiCo, Inc.	104,538	6,176,105
Safeway, Inc.	183,546	4,342,698
Smithfield Foods, Inc. (b) (c)	69,468	2,125,721
Tyson Foods, Inc., Class A (c)	294,200	5,030,820

		43,202,528

Gaming & Leisure (0.0%)
Boyd Gaming Corp. (c)	11,690	557,145

Healthcare (6.6%)
Aetna, Inc.	107,600	10,147,756
Bristol-Myers Squibb Co.	214,104	4,920,110
Coventry Health Care, Inc. (b)	33,700	1,919,552
Genzyme Corp. (b)	57,251	4,052,226
Johnson & Johnson, Inc.	791,962	47,596,916

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
Healthcare (continued)
Medco Health Solutions, Inc. (b)	92,500	$5,161,500
Sierra Health Services, Inc. (b)	10,000	799,600
Triad Hospitals, Inc. (b) (c)	115,900	4,546,757
UnitedHealth Group, Inc.	302,626	18,805,180
Wellpoint, Inc. (b)	173,600	13,851,544

		111,801,141

Hotels & Motels (0.3%)
Starwood Hotels & Resorts Worldwide	70,065	4,474,351

Identification System & Devices (0.0%)
Brady Corp., Class A (c)	4,400	159,192

Instruments (0.4%)
Mettler-Toledo International Inc. (b)	4,500	248,400
Thermo Electron Corp. (b)	242,489	7,306,194

		7,554,594

Insurance (8.3%)
Allstate Corp.	10,400	562,328
American International Group, Inc.	479,244	32,698,817
Aspen Insurance Holdings Ltd.	150,000	3,550,500
Chubb Corp.	114,250	11,156,513
Genworth Financial, Inc.	406,167	14,045,254
Hartford Financial Services Group, Inc.	150,750	12,947,918
Loews Corp.	88,000	8,346,800
Manulife Financial Corp. ADR — CA	83,043	4,881,528
Marsh & McLennan Cos., Inc.	52,710	1,674,070
MetLife, Inc.	245,894	12,048,806
Old Republic International Corp.	47,800	1,255,228
PartnerRe Ltd.	93,400	6,133,578
Principal Financial Group, Inc.	92,200	4,373,046
Protective Life Corp.	15,000	656,550
Prudential Financial, Inc.	100,465	7,353,033
SAFECO Corp.	122,850	6,941,025
St. Paul Travelers Cos., Inc. (The)	262,696	11,734,630

		140,359,624

Shares		Value

COMMON STOCKS (continued)
Machinery & Equipment (0.0%)
W.W. Grainger, Inc.	8,800	$625,680

Manufacturing (1.6%)
Danaher Corp.	78,538	4,380,850
Illinois Tool Works, Inc.	29,480	2,593,945
Nucor Corp.	31,900	2,128,368
Phelps Dodge Corp.	88,700	12,761,268
SPX Corp. (c)	99,550	4,556,404
Textron, Inc.	15,900	1,223,982

		27,644,817

Medical (1.4%)
Abbott Laboratories	209,300	8,252,699
Fisher Scientific International, Inc. (b)	93,250	5,768,445
Medtronic, Inc.	153,733	8,850,409
St. Jude Medical, Inc. (b)	20,000	1,004,000

		23,875,553

Mining (1.3%)
Anglo American PLC ADR — GB (c)	6,800	236,504
Barrick Gold Corp. ADR — CA	180,400	5,027,748
BHP Billiton Ltd. ADR —AU (c)	134,700	4,501,674
Glamis Gold Ltd. (b) (c)	50,000	1,374,000
Goldcorp, Inc. ADR — CA	51,110	1,138,731
Newmont Mining Corp.	38,500	2,055,900
Southern Copper Corp. (c)	104,362	6,990,167

		21,324,724

Motor Vehicles (0.4%)
AutoNation, Inc. (b)	229,700	4,991,381
Harley-Davidson, Inc.	23,000	1,184,270

		6,175,651

Multimedia (3.4%)
Comcast Corp., Class A (b)	406,501	10,552,766
Gannett Co., Inc.	10,270	622,054
Liberty Media Corp. (b)	606,350	4,771,975
News Corp.	469,857	7,306,276
Time Warner, Inc.	684,116	11,930,983
Viacom, Inc., Class B	407,752	13,292,715
Walt Disney Co. (The)	388,366	9,309,133

		57,785,902

Oil & Gas (10.1%)
Ashland, Inc.	124,111	7,186,027
Atmos Energy Corp. (c)	231,300	6,050,808

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
Oil & Gas (continued)
Atwood Oceanics, Inc. (b) (c)	12,400	$967,572
Baker Hughes, Inc.	29,300	1,780,854
BP PLC ADR — GB	103,600	6,653,192
Chesapeake Energy Corp. (c)	56,660	1,797,822
ChevronTexaco Corp.	568,801	32,290,832
Conocophillips	287,814	16,745,019
Denbury Resources, Inc. (b) (c)	40,000	911,200
Devon Energy Corp.	76,600	4,790,564
ENSCO International, Inc.	75,500	3,348,425
Exxon Mobil Corp.	675,512	37,943,508
GlobalSantaFe Corp.	53,000	2,551,950
Halliburton Co.	69,400	4,300,024
Hanover Compressor Co. (b) (c)	181,600	2,562,376
Kerr-Mcgee Corp.	47,600	4,324,936
Marathon Oil Corp.	77,718	4,738,466
Nabors Industries Ltd. (b) (c)	76,090	5,763,818
National-OilWell, Inc. (b)	98,880	6,199,776
Noble Corp.	29,400	2,073,876
PetroChina Co. Ltd. ADR — CN (c)	14,000	1,147,440
Praxair, Inc.	83,900	4,443,344
Questar Corp. (c)	33,400	2,528,380
Sempra Energy	209,974	9,415,234
Tidewater, Inc. (c)	39,300	1,747,278

		172,262,721

Paper & Forest Products (0.5%)
International Paper Co.	238,453	8,014,405

Pharmaceuticals (3.2%)
Amerisourcebergen Corp.	125,000	5,175,000
Amgen, Inc. (b)	181,528	14,315,298
Biovail Corp. ADR — CA	14,000	332,220
GlaxoSmithKline PLC ADR —GB	60,000	3,028,800
Kos Pharmaceuticals, Inc. (b) (c)	11,000	569,030
McKesson Corp.	104,600	5,396,314
Pfizer, Inc.	880,719	20,538,367
Shire Pharmaceuticals Group PLC ADR — GB (c)	53,243	2,065,296
Wyeth	54,300	2,501,601

		53,921,926

Real Estate Investment Trusts (0.2%)
Developers Diversified Realty Corp. (c)	40,500	1,904,310

Shares		Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Lexington Corporate Properties Trust (c)	5,400	$115,020
Republic Property Trust (b)	100,700	1,208,400
Weingarten Realty Investors (c)	1,360	51,422

		3,279,152

Retail (5.7%)
Albertson’s, Inc.	18,000	384,300
American Eagle Outfitters, Inc. (c)	120,100	2,759,898
Coach, Inc. (b)	222,528	7,419,084
CVS Corp.	400,150	10,571,963
Directed Electronics, Inc. (b)	95,200	1,366,120
Dollar General	184,733	3,522,858
Ethan Allen Interiors, Inc. (c)	29,900	1,092,247
Federated Department Stores, Inc.	101,450	6,729,179
Home Depot, Inc. (The)	181,426	7,344,124
Kohl’s Corp. (b)	167,789	8,154,545
Kroger Co. (b)	404,373	7,634,562
Lowe’s Cos., Inc.	101,950	6,795,987
Nautilus, Inc.	38,400	716,544
Nordstrom, Inc.	20,000	748,000
Office Depot, Inc. (b)	125,547	3,942,176
PETCO Animal Supplies, Inc. (b) (c)	5,000	109,750
RadioShack Corp. (c)	210,288	4,422,357
Staples, Inc.	16,100	365,631
SUPERVALU, Inc.	148,050	4,808,664
Talbots, Inc. (c)	25,000	695,500
Target Corp.	44,065	2,422,253
TJX Cos., Inc.	143,800	3,340,474
Wal-Mart Stores, Inc.	245,403	11,484,860

		96,831,076

Semiconductors (5.4%)
Altera Corp. (b)	186,980	3,464,739
Analog Devices, Inc.	103,600	3,716,132
Applied Materials, Inc.	14,000	251,160
Avnet, Inc. (b)	187,500	4,488,750
Freescale Semiconductor, Inc. (b)	174,400	4,389,648
Intel Corp.	893,411	22,299,540
Intersil Corp.	20,000	497,600
Maxim Integrated Products, Inc.	438,893	15,905,482
Micrel, Inc. (b)	23,900	277,240

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
Semiconductors (continued)
Microchip Technology, Inc. (c)	267,616	$8,603,854
Micron Technology, Inc. (b)	251,806	3,351,538
National Semiconductor Corp.	70,700	1,836,786
Novellus Systems, Inc. (b)	50,000	1,206,000
Semtech Corp. (b) (c)	50,000	913,000
Texas Instruments, Inc.	656,259	21,046,226

		92,247,695

Telecommunications (3.2%)
ADTRAN, Inc. (c)	108,900	3,238,686
Andrew Corp. (b)	67,400	723,202
AT&T, Inc.	544,739	13,340,658
Citizens Communications Co.	87,269	1,067,300
Corning, Inc. (b)	180,710	3,552,759
Motorola, Inc.	560,172	12,654,285
NeuStar, Inc. (b)	114,220	3,482,568
Sprint Corp.	367,952	8,595,359
Verizon Communications	243,262	7,327,051

		53,981,868

Tobacco (2.7%)
Altria Group, Inc.	390,547	29,181,672
Imperial Tobacco Group PLC ADR — GB (c)	1,000	60,490
Loews Corp.-Carolina Group	26,600	1,170,134
Reynolds American, Inc. (c)	152,092	14,498,930
U.S.T., Inc.	18,030	736,165

		45,647,391

Transportation (3.3%)
Burlington Northern Santa Fe Corp.	306,300	21,692,166
CSX Corp.	122,750	6,232,018
Norfolk Southern Corp.	287,492	12,888,266
Union Pacific Corp.	49,000	3,944,990
United Parcel Service, Inc., Class B	143,607	10,792,066

		55,549,506

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Utilities (2.9%)
AES Corp. (b)	210,119	$3,326,184
Ameren Corp.	9,200	471,408
CEMIG SA ADR — BR (c)	21,800	803,548
Cinergy Corp.	70,400	2,989,184
Consolidated Edison, Inc. (c)	24,720	1,145,278
Constellation Energy Group	146,219	8,422,214
Detroit Edison Co.	13,700	591,703
Dominion Resources, Inc.	47,200	3,643,840
Duke Energy Corp. (c)	343,500	9,429,075
Energy East Corp.	25,400	579,120
Exelon Corp.	90,400	4,803,856
PPL Corp.	95,600	2,810,640
Progress Energy, Inc. (c)	52,700	2,314,584
Public Service Enterprise Group, Inc.	55,100	3,579,847
SABESP (c)	24,400	411,628
Southern Co.	102,100	3,525,513
United Utilities PLC ADR — GB	7,200	167,904

		49,015,526

Waste Disposal (0.2%)
Republic Services, Inc.	55,385	2,079,706
Waste Management, Inc.	66,116	2,006,621

		4,086,327

Total Common Stocks		1,662,655,510

COMMERCIAL PAPER (1.6%)
Banks—Foreign (1.5%)
Rabobank USA Financial Corp., 4.05%, 01/03/06	$26,176,000	26,167,166

Real Estate Investment Trusts (0.1%)
Ventures Business Trust, 4.20%, 01/03/06	1,704,000	1,703,602

Total Commercial Paper		27,870,768

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (4.2%)
Pool of short-term securities for Gartmore Variable Insurance Trust Funds — note 2 (Securities Lending)	$70,538,773	$70,538,773

Total Short-Term Securities Held as Collateral for Securities Lending		70,538,773

Total Investments (Cost $1,656,672,512) (a) — 103.9%		1,761,065,051
Liabilities in excess of other assets — (3.9)%		(66,015,345)

NET ASSETS — 100.0%		$1,695,049,706

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2005.

ADR	American Depositary Receipt

AU	Australia

BR	Brazil

CA	Canada

CH	Switzerland

CN	China

FR	France

GB	United Kingdom

NL	Netherlands

SE	Sweden

At December 31, 2005 the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
113	S&P 500 Emini Futures	03/17/06	$7,089,620	$(37,502)

*	Cash pledged as collateral.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $1,656,672,512)	$1,761,065,051

Cash collateral pledged for futures	355,950
Foreign currencies, at value (cost $5,271)	5,302
Interest and dividends receivable	2,312,990
Receivable for capital shares issued	248,256
Receivable for investments sold	30,275,707
Prepaid expenses and other assets	4,989

Total Assets	1,794,268,245

Liabilities:
Payable to custodian	5,774
Payable for investments purchased	26,640,394
Payable for capital shares redeemed	795,392
Payable for variation margin on futures contracts	29,945
Payable for return of collateral received for securities on loan	70,538,773
Accrued expenses and other payables:
Investment advisory fees	827,598
Fund administration and transfer agent fees	99,529
Distribution fees	4,589
Administrative servicing fees	82,378
Other	194,167

Total Liabilities	99,218,539

Net Assets	$1,695,049,706

Represented by:
Capital	$1,704,629,589
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment, futures and foreign currency transactions	(113,934,951)
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	104,355,068

Net Assets	$1,695,049,706

Net Assets:
Class I Shares	$1,506,357,815
Class II Shares	24,550,224
Class III Shares	1,594,526
Class IV Shares	162,547,141

Total	$1,695,049,706

Shares outstanding (unlimited number of shares authorized):
Class I Shares	127,144,185
Class II Shares	2,076,372
Class III Shares	134,393
Class IV Shares	13,722,097

Total	143,077,047

Net asset value and offering price per share:*
Class I Shares	$11.85
Class II Shares	$11.82
Class III Shares	$11.86
Class IV Shares	$11.85

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$1,301,026
Dividend income (net of foreign withholding tax of $4,478)	24,803,759
Income from securities lending	176,448

Total Income	26,281,233

Expenses:
Investment advisory fees	8,761,388
Fund administration and transfer agent fees	1,068,328
Distribution fees Class II Shares	34,868
Administrative servicing fees Class I Shares	1,915,047
Administrative servicing fees Class II Shares	18,795
Administrative servicing fees Class III Shares	1,081
Administrative servicing fees Class IV Shares	231,510
Other	732,876

Total expenses before earnings credit	12,763,893
Earnings credit (Note 6)	(2,290)

Total Expenses	12,761,603

Net Investment Income (Loss)	13,519,630

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	170,619,249
Net realized gains (losses) on futures transactions	3,691,027
Net realized gains (losses) on foreign currency transactions	(15,940)

Net realized gains (losses) on investment, futures, and foreign currency transactions	174,294,336
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(74,179,353)

Net realized/unrealized gains (losses) on investments and futures	100,114,983

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$113,634,613

See notes to financial statements.

12

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Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$13,519,630	$16,557,620
Net realized gains (losses) on investment, futures and foreign currency transactions	174,294,336	132,174,826
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(74,179,353)	(4,802,619)

Change in net assets resulting from operations	113,634,613	143,929,827

Distributions to Class I shareholders from:
Net investment income	(12,583,552)	(17,672,987)
Distributions to Class II shareholders from:
Net investment income	(121,563)	(104,002)
Distributions to Class III shareholders from:
Net investment income	(9,853)	(10,479)
Distributions to Class IV shareholders from:
Net investment income	(1,466,824)	(2,092,528)

Change in net assets from shareholder distributions	(14,181,792)	(19,879,996)

Change in net assets from capital transactions	13,735,109	(178,235,775)

Change in net assets	113,187,930	(54,185,944)
Net Assets:
Beginning of period	1,581,861,776	1,636,047,720

End of period	$1,695,049,706	$1,581,861,776

Accumulated net investment income (loss)	$—	$634,361

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$210,751,828	$9,230,749
Dividends reinvested	12,583,552	17,672,987
Cost of shares redeemed	(208,318,493)	(194,143,788)

	15,016,887	(167,240,052)

Class II Shares
Proceeds from shares issued	13,823,413	8,221,409
Dividends reinvested	121,563	104,002
Cost of shares redeemed	(1,487,343)	(3,504,688)

	12,457,633	4,820,723

Class III Shares
Proceeds from shares issued	1,089,919	629,071
Dividends reinvested	9,853	10,479
Cost of shares redeemed	(388,545)	(741,353)

	711,227	(101,803)

Class IV Shares
Proceeds from shares issued	4,785,250	5,160,379
Dividends reinvested	1,466,824	2,092,528
Cost of shares redeemed	(20,702,712)	(22,967,550)

	(14,450,638)	(15,714,643)

Change in net assets from capital transactions	$13,735,109	$(178,235,775)

13

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Shares
Issued	18,473,713	881,678
Reinvested	1,099,304	1,653,559
Redeemed	(18,424,897)	(18,697,631)

	1,148,120	(16,162,394)

Class II Shares
Issued	1,189,729	780,353
Reinvested	10,522	9,641
Redeemed	(132,433)	(324,495)

	1,067,818	465,499

Class III Shares
Issued	92,064	61,597
Reinvested	852	980
Redeemed	(34,497)	(71,238)

	58,419	(8,661)

Class IV Shares
Issued	423,291	497,565
Reinvested	128,403	195,738
Redeemed	(1,836,077)	(2,212,346)

	(1,284,383)	(1,519,043)

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Nationwide Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$11.64	0.08	(1.46)	(1.38)	(0.08)	(0.29)	(0.37)	$9.89	(11.82%	)	$1,677,316	0.78%		0.77%		0.82%		0.73%		58.36%
Year Ended December 31, 2002	$9.89	0.08	(1.79)	(1.71)	(0.08)	—	(0.08)	$8.10	(17.35%	)	$1,252,686	0.83%		0.84%		0.84%		0.83%		33.25%
Year Ended December 31, 2003	$8.10	0.08	2.14	2.22	(0.05)	—	(0.05)	$10.27	27.51%		$1,459,917	0.83%		0.83%		(i	)	(i	)	129.01%
Year Ended December 31, 2004	$10.27	0.12	0.88	1.00	(0.14)	—	(0.14)	$11.13	9.75%		$1,402,753	0.83%		1.07%		(i	)	(i	)	131.43%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	—	(0.10)	$11.85	7.44%		$1,506,358	0.83%		0.88%		(i	)	(i	)	179.84%

Class II Shares
Period Ended December 31, 2002(d)	$8.68	0.04	(0.57)	(0.53)	(0.05)	—	(0.05)	$8.10	(6.14%	)(g)	$765	1.07%	(h)	1.03%	(h)	(i	)	(i	)	33.25%
Year Ended December 31, 2003	$8.10	0.05	2.15	2.20	(0.04)	—	(0.04)	$10.26	27.23%		$5,570	1.08%		0.60%		(i	)	(i	)	129.01%
Year Ended December 31, 2004	$10.26	0.08	0.89	0.97	(0.11)	—	(0.11)	$11.12	9.53%		$11,210	1.08%		0.95%		(i	)	(i	)	131.43%
Year Ended December 31, 2005	$11.12	0.07	0.71	0.78	(0.08)	—	(0.08)	$11.82	7.04%		$24,550	1.08%		0.66%		(i	)	(i	)	179.84%

Class III Shares
Period Ended December 31, 2002(e)	$9.78	0.05	(1.65)	(1.60)	(0.07)	—	(0.07)	$8.11	(16.38%	)(g)	$399	0.72%	(h)	1.07%	(h)	(i	)	(i	)	33.25%
Year Ended December 31, 2003	$8.11	0.09	2.13	2.22	(0.05)	—	(0.05)	$10.28	27.48%		$870	0.83%		0.83%		(i	)	(i	)	129.01%
Year Ended December 31, 2004	$10.28	0.11	0.89	1.00	(0.13)	—	(0.13)	$11.15	9.84%		$847	0.83%		1.05%		(i	)	(i	)	131.43%
Year Ended December 31, 2005	$11.15	0.09	0.73	0.82	(0.11)	—	(0.11)	$11.86	7.35%		$1,595	0.83%		0.86%		(i	)	(i	)	179.84%

Class IV Shares
Period Ended December 31, 2003(f)	$8.30	0.05	1.95	2.00	(0.03)	—	(0.03)	$10.27	24.17%	(g)	$169,690	0.83%	(h)	0.85%	(h)	(i	)	(i	)	129.01%
Year Ended December 31, 2004	$10.27	0.12	0.88	1.00	(0.14)	—	(0.14)	$11.13	9.75%		$167,051	0.83%		1.06%		(i	)	(i	)	131.43%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	—	(0.10)	$11.85	7.44%		$162,547	0.83%		0.86%		(i	)	(i	)	179.84%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from July 11, 2002 (commencement of operations) through December 31, 2002.

(e)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(f)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(g)	Not annualized.

(h)	Annualized.

(i)	There were no fee reductions during the period.

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Nationwide Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$10,000,000	4.31%	01/03/06
Funding Agreement — GIC	GE Life and Annuity	2,000,000	4.47%	01/17/06
Master Note — Floating	CDC Financial Product Inc.	1,000,000	4.35%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	24,000,000	4.35%	01/03/06

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Medium Term Note — Floating	Alliance and Leister PLC	$2,500,000	4.33%	01/09/06
Medium Term Note — Floating	Asif Global Funding XV	10,018,645	4.31%	01/03/06
Medium Term Note — Floating	General Electric Capital Corp.	1,000,114	4.46%	03/08/06
Medium Term Note — Floating	Pacific Life Global Funding	9,998,686	4.27%	01/26/06
Medium Term Note — Floating	Tango Finance Corp.	1,999,217	4.39%	01/03/06
Medium Term Note — Floating	West Corp. Fed Credit Union	1,000,000	4.38%	01/17/06
Repurchase Agreement	Nomura Securities	7,022,111	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$68,668,115	$70,538,773

(i)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $250 million	0.60%
On the next $750 million	0.575%
On the next $1 billion	0.55%
On the next $3 billion	0.525%
On $5 billion or more	0.50%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as brokerdealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% on Class IV shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $2,281,510 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $720.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $2,717,233,788 and sales of $2,692,413,021.

For the year ended December 31, 2005, the Fund had purchases of $31,778,522 of U.S. Government securities, which are included in the total purchases in the sentence above.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$14,181,792	$—	$14,181,792	$—	$14,181,792
2004	19,879,996	—	19,879,996	—	19,879,996

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(105,279,286)	$95,699,403	$(9,579,883)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,665,365,679	$135,176,032	$(39,476,660)	$95,699,372

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$93,508,958	2010
974,600	2011

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street All Pro Broad Equity	$7,014,475	2009
Market Street All Pro Broad Equity	3,781,253	2010

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Nationwide Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Nationwide Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

29

Gartmore GVIT Growth Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Growth Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Growth Fund (Class I at NAV) returned 6.50% versus 5.26% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds was 7.33%.

The Fund’s gains occurred primarily during the second half of the year, as the U.S. economy continued to surprise investors with its strength and durability despite the headwinds of rising short-term interest rates, high energy prices and the worst hurricane season in several decades. In a departure from recent years, large-capitalization stocks outperformed their small-cap counterparts, although mid-caps topped the other two capitalization groups by a wide margin. Growth lagged value, as end-user demand remained lackluster in many industries, leading investors to favor the more conservative value side of the market. Further, solid gains in some market sectors—energy was one notable example—were counterbalanced by mediocre performance in other sectors, such as information technology.

The Fund benefited from strong stock picking, particularly in the consumer discretionary, information technology and consumer staples sectors. An overweighted position by the Fund in Internet search engine Google Inc. was timely, as the stock more than doubled during the reporting period. Google continued to gain market share in the rapidly growing paid-search market, leading to large upward earnings revisions. Another technology Fund holding that aided Fund performance was semiconductor maker Broadcom Corp. Exposure to a number of high-growth areas of the chip market, including enterprise networking and WiFi, or wireless networking, boosted Broadcom’s stock. In the consumer discretionary sector, upscale clothing retailer Abercrombie & Fitch Co. had a positive impact on Fund performance, as early fears of excess inventory accumulation proved to be unfounded, and the company maintained strong revenue and earnings momentum. Fund holding Panera Bread Co., a restaurant chain, also turned in a solid performance, aided by menu changes and a reduction in operating costs.

Conversely, the Fund was hurt by its position in computer maker Dell Inc., which issued disappointing financial results in August and continued to struggle with pricing pressures. Another Fund holding that underperformed was e-commerce security stock VeriSign, Inc. Unexpected weakness in VeriSign’s wireless ring-tone business contributed to the stock’s poor showing. In the health-care sector, Fund holding Biogen Idec Inc., a biotechnology stock, fell sharply early in the year after concerns developed about the safety of the multiple sclerosis drug Tysabri, which Biogen Idec had helped to develop. In keeping with our practice of liquidating losing positions quickly, we sold all three detractors.

Our outlook for 2006 is positive. Investors’ concerns about rising short-term interest rates should fade with the approaching end of the Federal Reserve Board’s series of rate hikes. The energy markets also could be less of a headline topic in the months to come. While crude oil and natural gas prices might not fall much from recent levels, we would be surprised if these prices experienced another year of increases comparable to those in 2005. Stability on the interest-rate and energy fronts could provide a more supportive environment for the stock market. At the same time, corporate earnings have increased at double-digit rates for the past few years, yet stock price gains have lagged. In particular, large-cap growth stocks appear attractively valued by most measures. Against this backdrop, we will continue our search for fast-growing companies generating positive earnings revisions.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1

Gartmore GVIT Growth Fund

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Ten years
Class I2	6.50%	-4.77%	2.84%
Class IV3	6.50%	-4.77%	2.84%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because Class IV shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

			Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Growth Fund
Class I	Actual		$1,000.00	$1,060.20	$4.57	0.88%
	Hypothetical	[1]	$1,000.00	$1,020.56	$4.49	0.88%
Class IV	Actual		$1,000.00	$1,060.20	$4.57	0.88%
	Hypothetical	[1]	$1,000.00	$1,020.56	$4.49	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Growth Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.2%
Commercial Paper	0.7%
Other Investments*	7.1%
Liabilities in excess of other assets**	-7.0%

100.0%

Top Holdings
General Electric Co.	4.8%
Microsoft Corp.	3.9%
Johnson & Johnson	3.1%
Intel Corp.	2.5%
UnitedHealth Group, Inc.	2.1%
Amgen, Inc.	2.0%
PepsiCo, Inc.	1.8%
Boeing Co.	1.8%
Qualcomm, Inc.	1.7%
Coach, Inc.	1.6%
Other Holdings	74.7%

100.0%

Top Industries
Computer Software & Services	13.4%
Retail	11.6%
Healthcare	10.9%
Manufacturing	8.4%
Telecommunications	8.0%
Semiconductors	6.2%
Medical Products	5.6%
Financial Services	5.1%
Transportation Services	4.5%
Oil & Gas	2.9%
Other Industries	23.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (99.2%)
Aerospace & Defense (1.8%)
Boeing Co.	59,570	$4,184,197

Apparel & Accessories (0.7%)
Nike, Inc., Class B	17,700	1,536,183

Biotechnology (0.4%)
Pharmaceutical Product Development, Inc.	14,300	885,885

Business Services (1.7%)
Monster Worldwide, Inc. (b)	23,090	942,534
Resources Connection, Inc. (c)	62,850	1,637,871
Websense, Inc. (b) (c)	22,850	1,499,874

		4,080,279

Chemicals (1.5%)
Praxair, Inc.	68,530	3,629,349

Computer Equipment (1.4%)
EMC Corp. (b)	234,210	3,189,940

Computer Networks (1.0%)
Cisco Systems, Inc. (b)	138,430	2,369,922

Computer Software & Services (13.4%)
Akamai Technologies, Inc. (b) (c)	76,300	1,520,659
Apple Computer, Inc. (b)	24,220	1,741,176
Business Objectives S.A. (b) (c)	59,870	2,419,347
Cognizant Technology Solutions Corp. (b)	46,570	2,344,800
Google, Inc. (b)	8,590	3,563,646
Hyperion Solutions Corp. (b)	49,860	1,785,985
International Business Machines Corp.	21,280	1,749,216
McAfee, Inc. (b) (c)	101,520	2,754,238
Microsoft Corp.	352,020	9,205,322
Satyam Computer Services Ltd. ADR — IN	50,000	1,829,500
Yahoo!, Inc. (b)	71,050	2,783,739

		31,697,628

Consumer Products (1.0%)
Colgate-Palmolive Co.	44,000	2,413,400

Drugs (2.6%)
Merck & Co. Inc.	59,750	1,900,648
Schering-Plough Corp.	91,500	1,907,775
Wyeth	52,480	2,417,753

		6,226,176

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Electronics (2.5%)
Intel Corp.	234,750	$5,859,360

Financial Services (5.1%)
Chicago Mercantile Exchange	3,300	1,212,717
Franklin Resources, Inc.	18,600	1,748,586
Goldman Sachs Group, Inc.	16,860	2,153,191
Schwab (Charles) Corp.	119,800	1,757,466
SLM Corp.	36,900	2,032,821
State Street Corp.	31,350	1,738,044
T. Rowe Price Group, Inc.	18,180	1,309,505

		11,952,330

Food & Beverage (1.8%)
PepsiCo, Inc.	71,100	4,200,588

Gaming (1.0%)
Boyd Gaming Corp.	49,600	2,363,936

Healthcare (10.9%)
Aetna, Inc.	18,700	1,763,597
Amgen, Inc. (b)	59,790	4,715,039
Coventry Health Care, Inc. (b)	32,000	1,822,720
Johnson & Johnson	122,890	7,385,690
McKesson Corp.	51,250	2,643,988
UnitedHealth Group, Inc.	78,680	4,889,175
WellPoint, Inc. (b)	29,660	2,366,571

		25,586,780

Hotels & Casinos (1.5%)
Starwood Hotels & Resorts	55,050	3,515,493

Insurance (1.6%)
American International Group, Inc.	36,430	2,485,619
PartnerRe Ltd.	18,170	1,193,224

		3,678,843

Manufacturing (8.4%)
ASML Holding N.V. (b) (c)	82,100	1,648,568
Danaher Corp.	21,670	1,208,753
General Electric Co.	320,000	11,216,000
Textron, Inc.	36,980	2,846,720
Thermo Electron Corp. (b)	98,000	2,952,740

		19,872,781

Medical Products (5.6%)
Alcon Inc.	10,760	1,394,496
Genentech, Inc. (b)	24,750	2,289,375
Genzyme Corp. (b)	32,420	2,294,688

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Medical Products (continued)
Gilead Sciences, Inc. (b)	34,700	$1,826,261
St. Jude Medical, Inc. (b)	60,490	3,036,597
Zimmer Holdings, Inc. (b)	34,920	2,355,005

		13,196,422

Oil & Gas (2.9%)
ENSCO International, Inc.	37,160	1,648,046
Halliburton Co.	27,530	1,705,759
Newfield Exploration Co. (b) (c)	23,750	1,189,163
Questar Corp.	30,410	2,302,036

		6,845,004

Pipelines (0.7%)
Williams Cos., Inc. (The)	76,150	1,764,396

Restaurants (0.6%)
Cheesecake Factory, Inc. (The) (b)	37,660	1,408,107

Retail (11.6%)
Abercrombie & Fitch Co.	35,260	2,298,247
Brinker International, Inc. (c)	39,630	1,532,096
Coach, Inc. (b)	112,680	3,756,752
CVS Corp.	91,270	2,411,353
eBay, Inc. (b)	40,700	1,760,275
Home Depot, Inc. (The)	84,730	3,429,870
Kohl’s Corp. (b)	73,250	3,559,950
Lowe’s Cos., Inc.	45,940	3,062,360
Staples, Inc.	106,150	2,410,667
Target Corp.	37,900	2,083,363
Urban Outfitters, Inc. (b)	45,840	1,160,210

		27,465,143

Semiconductors (6.2%)
Advanced Micro Devices, Inc. (b)	56,410	1,726,146
Broadcom Corp. (b)	51,610	2,433,411
Cymer, Inc. (b)	42,700	1,516,277
Marvel Technology Group Ltd. (b)	30,740	1,724,207
National Semiconductor Corp.	70,100	1,821,198
QLogic Corp. (b)	55,450	1,802,680
Texas Instruments, Inc.	54,520	1,748,456
Xilinx, Inc.	68,550	1,728,146

		14,500,521

Technology (0.8%)
Rockwell International Corp.	30,500	1,804,380

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Telecommunications (8.0%)
Comverse Technology, Inc. (b)	99,950	$2,657,671
Corning, Inc. (b)	122,420	2,406,777
Juniper Networks, Inc. (b)	63,500	1,416,050
Motorola, Inc.	78,300	1,768,797
NeuStar, Inc. Class A (b)	41,370	1,261,371
Qualcomm, Inc.	93,560	4,030,565
Sirius Satellite Radio, Inc. (b) (c)	269,050	1,802,635
Sprint Corp.	74,030	1,729,341
XM Satellite Radio Holdings, Inc., Class A (b) (c)	64,700	1,765,016

		18,838,223

Transportation Services (4.5%)
Burlington Northern Santa Fe Corp.	16,700	1,182,694
Carnival Corp.	44,140	2,360,166
Forward Air Corp. (c)	74,290	2,722,729
J.B. Hunt Transport Services, Inc.	31,200	706,368
United Parcel Service, Inc. Class B	47,670	3,582,400

		10,554,357

Total Common Stocks		233,619,623

COMMERCIAL PAPER (0.7%)
Financial Services (0.7%)
Rabobank USA Corp., 4.05%, 01/03/06	$1,744,000	1,743,411

Total Commercial Paper		1,743,411

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (7.1%)
Pool of short-term securities for Gartmore Variable Insurance Trust Funds — Notes 2 (Securities Lending)	16,842,050	16,842,050

Total Short-Term Securities Held as Collateral for Securities Lending		16,842,050

Total Investments (Cost $241,546,471) (a) — 107.0%		252,205,084
Liabilities in excess of other assets — (7.0)%		(16,550,501)

NET ASSETS — 100.0%		$235,654,583

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2005.

ADR	American Depositary Receipt

IN	India

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $241,546,471)	$252,205,084

Interest and dividends receivable	208,149
Receivable for capital shares issued	55,428
Receivable for investments sold	8,271,513
Prepaid expenses and other assets	796

Total Assets	260,740,970

Liabilities:
Payable to custodian	978
Payable for investments purchased	7,892,256
Payable for capital shares redeemed	166,683
Payable for return of collateral received for securities on loan	16,842,050
Accrued expenses and other payables:
Investment advisory fees	122,950
Fund administration and transfer agent fees	13,182
Administrative servicing fees	14,520
Other	33,768

Total Liabilities	25,086,387

Net Assets	$235,654,583

Represented by:
Capital	$529,443,911
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	(304,447,941)
Net unrealized appreciation (depreciation) on investments	10,658,613

Net Assets	$235,654,583

Net Assets:
Class I Shares	$199,445,881
Class IV Shares	36,208,702

Total	$235,654,583

Shares outstanding (unlimited number of shares authorized):
Class I Shares	17,419,946
Class IV Shares	3,163,120

Total	20,583,066

Net asset value and offering price per share:*
Class I Shares	$11.45
Class IV Shares	$11.45

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$40,311
Dividend income	2,167,715
Income from securities lending	36,694

Total Income	2,244,720

Expenses:
Investment advisory fees	1,462,868
Fund administration and transfer agent fees	171,106
Administrative servicing fees Class I Shares	297,311
Administrative servicing fees Class IV Shares	52,607
Other	130,234

Total expenses before earnings credit	2,114,126
Earnings credit (Note 5)	(415)

Total Expenses	2,113,711

Net Investment Income (Loss)	131,009

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	24,988,046
Net change in unrealized appreciation/depreciation on investments	(10,295,991)

Net realized/unrealized gains (losses) on investments	14,692,055

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,823,064

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GROWTH FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$131,009	$685,987
Net realized gains (losses) on investment transactions	24,988,046	27,205,825
Net change in unrealized appreciation/depreciation on investments	(10,295,991)	(8,047,573)

Change in net assets resulting from operations	14,823,064	19,844,239

Distributions to Class I shareholders from:
Net investment income	(169,795)	(717,073)
Distributions to Class IV shareholders from:
Net investment income	(30,322)	(120,939)

Change in net assets from shareholder distributions	(200,117)	(838,012)

Change in net assets from capital transactions	(41,336,100)	(35,399,574)

Change in net assets	(26,713,153)	(16,393,347)
Net Assets:
Beginning of period	262,367,736	278,761,083

End of period	$235,654,583	$262,367,736

Accumulated net investment income (loss)	$—	$6,000

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,011,991	$8,544,891
Dividends reinvested	169,795	717,073
Cost of shares redeemed	(43,429,477)	(45,957,810)

	(37,247,691)	(36,695,846)

Class IV Shares
Proceeds from shares issued	2,705,314	7,007,935
Dividends reinvested	30,322	120,939
Cost of shares redeemed	(6,824,045)	(5,832,602)

	(4,088,409)	1,296,272

Change in net assets from capital transactions	$(41,336,100)	$(35,399,574)

SHARE TRANSACTIONS:
Class I Shares
Issued	559,238	844,873
Reinvested	15,946	67,417
Redeemed	(3,995,849)	(4,595,533)

	(3,420,665)	(3,683,243)

Class IV Shares
Issued	249,161	691,327
Reinvested	2,847	11,366
Redeemed	(626,407)	(582,517)

	(374,399)	120,176

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Growth Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$14.68	(0.01)	(4.12)	(4.13)	—	—	$10.55	(28.13%	)	$352,147	0.80%		(0.10%	)	0.85%		(0.15%	)	227.28%
Year Ended December 31, 2002	$10.55	—	(3.03)	(3.03)	—	—	$7.52	(28.72%	)	$201,689	0.85%		(0.03%	)	0.85%		(0.03%	)	231.69%
Year Ended December 31, 2003	$7.52	0.01	2.45	2.46	(e )	—	$9.98	32.74%		$244,671	0.84%		0.09%		(h	)	(h	)	293.58%
Year Ended December 31, 2004	$9.98	0.02	0.79	0.81	(0.03)	(0.03)	$10.76	8.16%		$224,301	0.85%		0.26%		(h	)	(h	)	282.41%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%		$199,446	0.87%		0.05%		(h	)	(h	)	275.31%

Class IV Shares
Period Ended December 31, 2003(d)	$7.90	—	2.08	2.08	(e )	—	$9.98	26.37%	(f)	$34,090	0.84%	(g)	0.10%	(g)	(h	)	(h	)	293.58%
Year Ended December 31, 2004	$9.98	0.02	0.79	0.81	(0.03)	(0.03)	$10.76	8.16%		$38,067	0.85%		0.27%		(h	)	(h	)	282.41%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%		$36,209	0.87%		0.05%		(h	)	(h	)	275.31%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(e)	The amount is less than $0.005 per share.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Growth Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Master Note — Floating	CDC Financial Product Inc.	$8,000,000	4.35%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	3,000,000	4.35%	01/03/06
Medium Term Note — Floating	General Electric Capital Corp.	1,000,114	4.46%	03/08/06
Medium Term Note — Floating	Tango Finance Corp.	999,608	4.39%	01/03/06
Repurchase Agreement	Nomura Securities	3,842,328	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$16,351,274	$16,842,050

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3.	Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $250 million	0.60%
Next $750 million	0.575%
Next $1 billion	0.55%
Next $3 billion	0.525%
$5 billion or more	0.50%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund and 0.20% on Class IV shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $364,903 in Administrative Services Fees from the Fund.

4. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $667,710,398 and sales of $707,909,642.

For the year ended December 31, 2005, the Fund had purchases of $17,247,315 of U.S. Government securities, which are included in the total purchases in the sentence above.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$200,117	$—	$200,117	$—	$200,117
2004	838,012	—	838,012	—	838,012

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(302,250,535)	$8,461,207	$(293,789,328)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$243,743,877	$13,889,928	$(5,428,721)	$8,461,207

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$220,660,004	2009
74,992,666	2010

As of December 31, 2005, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street All Pro Large Cap Growth	$4,075,233	2008
Market Street All Pro Large Cap Growth	1,450,298	2009
Market Street All Pro Large Cap Growth	1,072,334	2010

17

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Growth Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

18

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Gartmore GVIT Government Bond Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Government Bond Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Government Bond Fund (Class I at NAV) returned 3.26% versus 2.65% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of General U.S. Government Funds was 2.32%.

During the reporting period, the Federal Reserve Board continued aggressively to raise short-term interest rates, boosting the target of its key overnight lending rate, the federal funds rate, by eight 0.25% increments. The final increase during the reporting period, which took place in December 2005, brought the federal funds rate to 4.25%; the minutes of that Federal Open Market Committee meeting revealed that the Fed was close to the end of its credit-tightening campaign. Reflecting the Fed’s activity, the yield on two-year Treasury notes rose during 2005 from 3.07% to 4.40%, a difference of 133 basis points, or 1.33%. On the other hand, longer-term rates were fairly stable during the year. For example, the yield on 30-year Treasury bonds fell by 29 basis points to 4.54%, while the bellwether 10-year Treasury note saw its yield rise by a relatively modest 17 basis points, standing at 4.39% at the end of December 2005 versus 4.24% a year earlier.

The Fund’s performance was aided by its “barbell” positioning, which is a strategy that involves overweighting securities with very short and very long maturities, and underweighting securities in the two- to five-year maturity range, which tend to be most sensitive to the Fed’s interest-rate hikes. At the end of the reporting period, the Fund had more than 20% of its net assets invested in securities with maturities of 10 years or longer, versus the benchmark’s weighting of approximately half that percentage. Likewise, the Fund had a large weighting in cash and cash alternatives, such as callable agency securities.

Conversely, the Fund’s stake in mortgage-backed securities detracted from Fund performance, because these vehicles underperformed comparable securities in the Treasury market.

While we expect an end to the Fed’s interest-rate hikes sometime during 2006, we anticipate that the process of unwinding the Fund’s barbell investment positioning will be a gradual one. First, the precise timetable of the Fed’s actions remains uncertain. With the U.S. economy growing at a modest pace and inflationary pressures building, it is difficult to tell when the Fed will decide that it has tightened monetary policy enough. Second, history shows that waiting until the Fed has finished a tightening cycle before abandoning a barbell investment strategy generally is a better way to go.

At the end of 2005, the yield on the two-year Treasury note stood slightly above that on the 10-year Treasury note, a situation known as an “inversion” of the yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities. To compensate investors for tying up their money for a longer time, the yields of securities with longer maturities normally are higher than those with shorter maturities. Yield curve inversions often have preceded softness in the economy, which could eventually result in the Fed’s changing course and lowering interest rates. We will monitor this situation carefully and adjust the Fund’s holdings accordingly.

Portfolio Manager: Gary Hunt, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Merrill Lynch Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

1

Gartmore GVIT Government Bond Fund

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Government Bond Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Ten years
Class I2	3.26%	5.30%	5.81%
Class II3	3.01%	5.04%	5.53%
Class III[3]	3.18%	5.31%	5.81%
Class IV3	3.17%	5.29%	5.80%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Government Bond Fund, Merrill Lynch Government Master Index (ML Govt)(a) and Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	ML Govt is an unmanaged index that gives a broad look at how U.S. government bonds have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVT Government Bond Fund
Class I	Actual	$1,000.00	$998.80	$3.78	0.75%
	Hypothetical[1]	$1,000.00	$1,021.22	$3.83	0.75%
Class II	Actual	$1,000.00	$997.40	$5.03	1.00%
	Hypothetical[1]	$1,000.00	$1,019.96	$5.10	1.00%
Class III	Actual	$1,000.00	$998.80	$3.78	0.75%
	Hypothetical[1]	$1,000.00	$1,021.22	$3.83	0.75%
Class IV	Actual	$1,000.00	$997.90	$3.78	0.75%
	Hypothetical[1]	$1,000.00	$1,021.22	$3.83	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Government Bond Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government Sponsored and Agency Obligations	62.1%
Mortgage-Backed Securities	21.3%
Cash Equivalents	12.9%
U.S. Treasury Obligations	3.1%
Other Investments*	1.3%
Liabilities in excess of other assets**	-0.7%

100.0%

Top Holdings***
Federal Home Loan Bank, 4.00%, 01/23/07	4.2%
AID — Israel, 5.50%, 12/04/23	3.7%
Federal Home Loan Mortgage Corp., Series 0, 5.63%, 11/23/35	3.4%
Federal Home Loan Mortgage Corp., Series 2976, 5.50%, 05/15/25	3.3%
Tennessee Valley Authority, 4.65%, 06/15/35	3.2%
Overseas Private Investment Corp., 5.14%, 12/15/23	3.0%
Federal Home Loan Mortgage Corp., 2.60%, 05/10/06	2.8%
Federal National Mortgage Association, 3.55%, 01/12/07	2.6%
Federal National Mortgage Association, 6.00%, 12/25/33	2.4%
Federal Home Loan Mortgage Corp., 2.76%, 05/19/06	2.4%
Other Holdings	69.0%

100.0%

Top Industries
Federal Home Loan Mortgage Corporation	26.6%
Federal National Mortgage Association	22.5%
Agency For International Development	11.2%
Federal Home Loan Bank	8.3%
Tennessee Valley Authority	6.8%
U.S. Treasury Bonds	3.1%
Federal Farm Credit Bank	3.0%
Overseas Private Investment Corp.	3.0%
Veterans Administration	1.1%
Housing and Urban Development	0.8%
Other Industries	13.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (62.1%)
Agency For International Development (11.2%)
AID — Israel, 5.50%, 09/18/23	3,000,000	$3,231,177
AID — Israel, 5.50%, 12/04/23	40,500,000	43,645,756
AID — Israel, 5.50%, 04/26/24	20,000,000	21,574,260
AID — Israel, 5.13%, 11/01/24	6,000,000	6,204,750
Fond’s D’Equipment Communication, 7.29%, 05/01/23	7,875,000	8,819,843
Government Backed Trust T-1, 0.00%, 05/15/07	10,000,000	9,398,270
Government Loan Trust, 4.65%, 04/01/15	6,072,000	3,919,549
Overseas Private Investment Corp., 5.14%, 12/15/23	35,000,000	35,847,000

		132,640,605

Federal Farm Credit Bank (3.0%)
4.85%, 04/04/19	8,095,000	7,946,424
4.80%, 05/26/20	7,980,000	7,745,300
5.10%, 04/01/24	10,000,000	9,964,451
5.03%, 01/06/25	10,000,000	9,844,140

		35,500,315

Federal Home Loan Bank (8.3%)
4.00%, 01/23/07	50,000,000	49,603,850
2.63%, 02/16/07	17,460,000	17,055,522
4.57%, 10/17/08	25,000,000	24,870,975
5.91%, 04/07/09	6,860,000	7,113,772

		98,644,119

Federal Home Loan Mortgage Corporation (13.1%)
2.60%, 05/10/06	32,960,000	32,729,149
2.76%, 05/19/06	28,140,000	27,946,115
6.75%, 05/30/06	4,400,000	4,434,016
2.15%, 06/02/06	20,000,000	19,800,240
6.70%, 01/09/07	5,000,000	5,094,360
5.50%, 04/01/07	833,735	838,875
4.26%, 07/19/07	20,000,000	19,850,240
4.80%, 12/18/13	8,350,000	8,224,341
5.20%, 03/05/19	15,000,000	14,638,695
5.50%, 08/20/19 (b)	20,000,000	19,842,520
6.50%, 03/15/31	1,911,367	1,947,538

		155,346,089

Shares or Principal Amount		Value

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (15.9%)
6.63%, 03/21/06	5,000,000	$5,020,795
3.15%, 06/30/06	21,028,000	20,880,299
3.25%, 12/01/06	18,465,000	18,220,154
3.55%, 01/12/07	30,970,000	30,593,436
3.25%, 03/29/07	17,975,000	17,649,149
4.50%, 04/01/10	14,507,844	14,249,079
8.20%, 03/10/16	10,000,000	12,672,610
6.68%, 05/01/16	4,000,490	4,225,178
5.26%, 12/29/17	15,000,000	14,711,940
3.50%, 11/25/32	3,601,582	3,364,151
6.00%, 12/25/33	28,319,890	28,351,891
4.75%, 04/01/35	18,970,782	18,607,263

		188,545,945

Housing and Urban Development (0.8%)
7.08%, 08/01/16	9,000,000	9,369,648

Overseas Private Investment Corp. (3.0%)
0.00%, 12/16/06	1,863,583	1,907,564
0.00%, 12/16/06	4,459,090	4,564,325
0.00%, 12/16/06	806,932	825,975
0.00%, 12/16/06	807,206	826,256
0.00%, 12/16/06	8,147,479	8,339,760
0.00%, 12/16/06	8,931,366	9,142,146
0.00%, 12/16/06	2,476,485	2,534,930
0.00%, 12/16/06	252,950	258,920
0.00%, 12/16/06	3,675,195	3,761,930
0.00%, 12/16/06	355,708	364,103
0.00%, 12/16/06	2,336,997	2,392,150

		34,918,059

Tennessee Valley Authority (6.8%)
7.13%, 05/01/30	15,000,000	19,491,120
4.65%, 06/15/35	40,000,000	37,817,640
5.88%, 04/01/36	20,000,000	22,721,200

		80,029,960

Total U.S. Government Sponsored and Agency Obligations		734,994,740

MORTGAGE-BACKED SECURITIES (21.3%)
Federal Home Loan Mortgage Corporation (13.5%)
8.00%, 11/01/08	11,484	11,728
5.50%, 09/15/10	4,856,970	4,900,167
5.50%, 08/15/13	6,853,775	6,906,861
6.50%, 09/15/15	537,516	537,147

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corporation (continued)
8.00%, 03/01/17	1,976	$2,105
5.50%, 10/15/17	18,750,000	18,942,021
5.50%, 10/15/17	15,000,000	15,220,394
5.50%, 01/15/20	8,000,000	8,058,606
7.50%, 03/01/21	130,958	137,567
6.00%, 09/15/21	584,994	583,980
5.00%, 07/15/24	7,500,000	7,328,309
4.50%, 12/15/24	18,605,000	17,216,699
5.50%, 05/15/25	38,770,000	39,416,787
6.50%, 05/01/31	54,057	55,510
6.50%, 06/01/31	12,095	12,420
6.50%, 11/01/31	56,521	58,040
5.63%, 11/23/35	40,000,000	40,420,279

		159,808,620

Federal National Mortgage Association (6.6%)
7.01%, 09/01/07	1,722,962	1,736,013
6.36%, 04/01/08	4,658,676	4,747,608
6.28%, 05/01/08	13,440,922	13,690,673
6.50%, 07/25/08	1,995,695	2,019,428
6.00%, 08/01/08	435,214	437,833
5.70%, 01/01/09	4,562,918	4,617,554
6.00%, 03/25/09	1,345,217	1,357,457
5.00%, 09/01/09	1,901,802	1,894,318
7.41%, 04/01/10	14,257,555	15,488,037
5.50%, 09/25/11	6,215,000	6,414,215
6.62%, 06/01/16	10,902,661	12,102,538
6.00%, 09/01/17	254,263	259,911
10.50%, 11/01/17	37,602	39,170
5.50%, 12/01/17	2,108,850	2,123,426
8.00%, 03/01/22	35,120	37,536
8.00%, 06/01/23	57,113	61,006
7.00%, 08/25/23	6,397,998	6,665,547
5.00%, 02/25/24	2,787,677	2,779,901
7.50%, 03/01/26	36,091	38,235
8.50%, 04/01/28	140,394	152,178
7.00%, 09/01/28	132,333	138,457
7.00%, 12/01/28	19,377	20,337
7.00%, 02/01/30	58,803	61,418
6.43%, 02/17/30	1,310,869	1,332,096
7.00%, 02/01/31	57,131	59,639
7.00%, 08/01/31	139,081	145,187
6.50%, 07/01/32	75,819	77,922
7.00%, 07/01/32	69,988	73,037

		78,570,677

Shares or Principal Amount		Value

Mortgage—Backed Securities (continued)
Government National Mortgage Association (0.1%)
7.00%, 04/15/09	42,726	$44,029
7.50%, 06/15/23	116,147	122,962
7.50%, 09/15/23	103,637	109,718
7.50%, 11/15/30	10,776	11,335
7.00%, 07/15/31	39,990	41,985
7.00%, 03/15/32	62,022	65,113
7.00%, 04/15/32	108,634	114,046
7.00%, 02/15/33	158,662	166,586

		675,774

Veterans Administration (1.1%)
Vendee Mortgage Trust, Series 1996-2, 6.75%, 06/15/26	12,454,675	12,944,688

Total Mortgage-Backed Securities		251,999,759

U.S. TREASURY OBLIGATIONS (3.1%)
U.S. Treasury Bonds (3.1%)
1.88%, 07/15/15 (c)	20,482,200	20,142,974
6.25%, 08/15/23 (b)	10,000,000	11,941,410
3.88%, 04/15/29 (b) (c)	3,429,196	4,627,271

Total U.S. Treasury Obligations		36,711,655

CASH EQUIVALENTS (12.9%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $153,184,204)	153,113,772	153,113,772

Total Cash Equivalents		153,113,772

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (1.3%)
Pool of short-term securities for Gartmore Variable Insurance Trust Mutual Funds — Note 2 (Securities Lending)	$15,062,296	15,062,296

Total Short-Term Securities Held as Collateral for Securities Lending		15,062,296

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Investments — December 31, 2005 (continued)

Value
Total Investments (Cost $1,188,914,269) (a) — 100.7%	$1,191,882,222
Liabilities in excess of other assets — (0.7)%	(8,736,753)

NET ASSETS — 100.0%	$1,183,145,469

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	All or part of security was on loan as of December 31, 2005.

(c)	TIP Bond.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $1,035,800,497)	$1,038,768,450
Repurchase agreements, at cost and value	153,113,772

Total Investments	1,191,882,222

Interest receivable	8,815,858
Receivable for capital shares issued	358,734
Prepaid expenses and other assets	4,038

Total Assets	1,201,060,852

Liabilities:
Payable to custodian	331,250
Payable for capital shares redeemed	1,753,755
Payable for return of collateral received for securities on loan	15,062,296
Accrued expenses and other payables:
Investment advisory fees	477,106
Fund administration and transfer agent fees	68,130
Distribution fees	3,369
Administrative servicing fees	67,002
Other	152,475

Total Liabilities	17,915,383

Net Assets	$1,183,145,469

Represented by:
Capital	$1,173,517,317
Accumulated net investment income (loss)	322,392
Accumulated net realized gains (losses) from investment transactions	6,337,807
Net unrealized appreciation (depreciation) on investments	2,967,953

Net Assets	$1,183,145,469

Net Assets:
Class I Shares	$1,117,512,481
Class II Shares	15,764,561
Class III Shares	10,604,399
Class IV Shares	39,264,028

Total	$1,183,145,469

Shares outstanding (unlimited number of shares authorized):
Class I Shares	96,866,168
Class II Shares	1,370,094
Class III Shares	919,011
Class IV Shares	3,403,942

Total	102,559,215

Net asset value and offering price per share:*
Class I Shares	$11.54
Class II Shares	$11.51
Class III Shares	$11.54
Class IV Shares	$11.53

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$53,608,296
Income from securities lending	110,305

Total Income	53,718,601

Expenses:
Investment advisory fees	5,822,771
Fund administration and transfer agent fees	853,812
Distribution fees Class II Shares	41,672
Administrative servicing fees Class I Shares	1,655,322
Administrative servicing fees Class II Shares	24,012
Administrative servicing fees Class III Shares	14,331
Administrative servicing fees Class IV Shares	57,712
Other	578,237

Total expenses before earnings credit	9,047,869
Earnings credit (Note 6)	(8,219)

Total Expenses	9,039,650

Net Investment Income (Loss)	44,678,951

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	7,045,144
Net change in unrealized appreciation/depreciation on investments	(13,152,094)

Net realized/unrealized gains (losses) on investments	(6,106,950)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$38,572,001

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$44,678,951	$52,034,269
Net realized gains (losses) on investment transactions	7,045,144	5,238,587
Net change in unrealized appreciation/depreciation on investments	(13,152,094)	(12,611,291)

Change in net assets resulting from operations	38,572,001	44,661,565

Distributions to Class I shareholders from:
Net investment income	(42,605,415)	(72,322,043)
Net realized gains on investments	(2,077,780)	(26,959,477)
Distributions to Class II shareholders from:
Net investment income	(567,945)	(987,487)
Net realized gains on investments	(30,292)	(385,901)
Distributions to Class III shareholders from:
Net investment income	(383,605)	(351,474)
Net realized gains on investments	(17,636)	(125,495)
Distributions to Class IV shareholders from:
Net investment income	(1,484,028)	(2,316,087)
Net realized gains on investments	(73,151)	(825,774)

Change in net assets from shareholder distributions	(47,239,852)	(104,273,738)

Change in net assets from capital transactions	(96,317,789)	(208,956,287)

Change in net assets	(104,985,640)	(268,568,460)
Net Assets:
Beginning of period	1,288,131,109	1,556,699,569

End of period	$1,183,145,469	$1,288,131,109

Accumulated net investment income (loss)	$322,392	$281,074

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$100,837,878	$83,491,394
Dividends reinvested	44,683,195	99,281,367
Cost of shares redeemed	(242,466,598)	(391,541,178)

	(96,945,525)	(208,768,417)

Class II Shares
Proceeds from shares issued	557,535	2,575,035
Dividends reinvested	598,237	1,373,386
Cost of shares redeemed	(2,927,125)	(6,462,421)

	(1,771,353)	(2,514,000)

Class III Shares
Proceeds from shares issued	10,805,193	8,174,076
Dividends reinvested	401,240	476,969
Cost of shares redeemed	(7,331,746)	(5,841,542)

	3,874,687	2,809,503

Class IV Shares
Proceeds from shares issued	3,788,415	7,193,650
Dividends reinvested	1,557,179	3,141,857
Cost of shares redeemed	(6,821,192)	(10,818,880)

	(1,475,598)	(483,373)

Change in net assets from capital transactions	$(96,317,789)	$(208,956,287)

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GOVERNMENT BOND FUND

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Shares
Issued	8,647,290	7,049,585
Reinvested	3,849,635	8,453,976
Redeemed	(20,823,734)	(32,990,765)

	(8,326,809)	(17,487,204)

Class II Shares
Issued	48,179	218,486
Reinvested	51,678	117,191
Redeemed	(251,626)	(549,100)

	(151,769)	(213,423)

Class III Shares
Issued	925,545	686,759
Reinvested	34,552	40,583
Redeemed	(630,519)	(497,918)

	329,578	229,424

Class IV Shares
Issued	325,126	614,731
Reinvested	134,177	267,653
Redeemed	(585,120)	(917,931)

	(125,817)	(35,547)

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Government Bond Fund

		Investment Activities			Distributions:						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$11.44	0.58	0.24	0.82	(0.58)	(0.02)	(0.60)	$11.66	7.25%		$1,301,828	0.66%		5.21%		0.73%		5.14%		55.80%
Year Ended December 31, 2002	$11.66	0.53	0.72	1.25	(0.53)	(0.10)	(0.63)	$12.28	10.98%		$1,982,676	0.73%		4.53%		0.73%		4.53%		49.00%
Year Ended December 31, 2003(d)	$12.28	0.50	(0.25)	0.25	(0.38)	(0.02)	(0.40)	$12.13	2.00%		$1,488,089	0.73%		4.12%		(j	)	(j	)	40.46%
Year Ended December 31, 2004	$12.13	0.47	(0.08)	0.39	(0.66)	(0.24)	(0.90)	$11.62	3.26%		$1,222,615	0.73%		3.75%		(j	)	(j	)	69.37%
Year Ended December 31, 2005	$11.62	0.43	(0.06)	0.37	(0.43)	(0.02)	(0.45)	$11.54	3.26%		$1,117,512	0.73%		3.65%		(j	)	(j	)	87.79%

Class II Shares
Period Ended December 31, 2002(e)	$11.88	0.18	0.55	0.73	(0.26)	(0.09)	(0.35)	$12.26	6.16%	(h)	$10,111	0.97%	(i)	3.93%	(i)	(j	)	(j	)	49.00%
Year Ended December 31, 2003(d)	$12.26	0.47	(0.25)	0.22	(0.36)	(0.02)	(0.38)	$12.10	1.77%		$20,998	0.98%		3.85%		(j	)	(j	)	40.46%
Year Ended December 31, 2004	$12.10	0.44	(0.08)	0.36	(0.63)	(0.24)	(0.87)	$11.59	3.01%		$17,643	0.98%		3.50%		(j	)	(j	)	69.37%
Year Ended December 31, 2005	$11.59	0.40	(0.06)	0.34	(0.40)	(0.02)	(0.42)	$11.51	3.01%		$15,765	0.98%		3.40%		(j	)	(j	)	87.79%

Class III Shares
Period Ended December 31, 2002(f)	$11.75	0.36	0.67	1.03	(0.41)	(0.10)	(0.51)	$12.27	8.84%	(h)	$7,625	0.73%	(i)	4.12%	(i)	(j	)	(j	)	49.00%
Year Ended December 31, 2003(d)	$12.27	0.50	(0.24)	0.26	(0.37)	(0.02)	(0.39)	$12.14	2.11%		$4,369	0.73%		4.10%		(j	)	(j	)	40.46%
Year Ended December 31, 2004(d)	$12.14	0.46	(0.07)	0.39	(0.66)	(0.24)	(0.90)	$11.63	3.27%		$6,854	0.73%		3.72%		(j	)	(j	)	69.37%
Year Ended December 31, 2005	$11.63	0.40	(0.04)	0.36	(0.43)	(0.02)	(0.45)	$11.54	3.18%		$10,604	0.73%		3.66%		(j	)	(j	)	87.79%

Class IV Shares
Period Ended December 31, 2003(g)	$12.29	0.34	(0.24)	0.10	(0.26)	—	(0.26)	$12.13	0.84%	(h)	$43,244	0.70%	(i)	4.07%	(i)	(j	)	(j	)	40.46%
Year Ended December 31, 2004	$12.13	0.46	(0.07)	0.39	(0.66)	(0.24)	(0.90)	$11.62	3.27%		$41,019	0.73%		3.74%		(j	)	(j	)	69.37%
Year Ended December 31, 2005	$11.62	0.43	(0.07)	0.36	(0.43)	(0.02)	(0.45)	$11.53	3.17%		$39,264	0.73%		3.65%		(j	)	(j	)	87.79%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	Net investment income (loss) is calculated based on average shares outstanding during the period.

(e)	For the period from July 8, 2002 (commencement of operations) through December 31, 2002.

(f)	For the period from May 20, 2002 (commencement of operations) through December 31, 2002.

(g)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(h)	Not annualized.

(i)	Annualized.

(j)	There were no fee reductions during the period.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Government Bond Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee,

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be” announced (“TBA”) market and are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(e)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$1,000,000	4.31%	01/03/06
Master Note — Floating	Merrill Lynch Mortgage Capital	1,500,000	4.35%	01/03/06
Repurchase Agreement	Nomura Securities	12,562,296	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral*
$16,847,919	$17,127,692

*	Includes securities and cash collateral.

(f)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following fee schedule:

Fee Schedule	Fees
Up to $250 million	0.50%
Next $750 million	0.475%
Next $1 billion	0.45%
Next $3 billion	0.425%
$5 billion or more	0.40%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, Nationwide Financial Services received $1,827,673 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $18,164.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $973,118,512 and sales of $1,123,282,241.

For the year ended December 31, 2005, the Fund had purchases of $836,238,607 and sales of $622,216,034 of U.S. Government securities, which are included in the total purchases and sales in the sentence above.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$47,239,852	$—	$47,239,852	$—	$47,239,852
2004	86,270,224	18,003,514	104,273,738	—	104,273,738

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,570,210	$5,438,184	$9,008,394	$—	$(2,212,160)	$2,831,918	$9,628,152

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,189,050,304	$11,151,293	$(8,319,375)	$2,831,918

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post-October currency losses and post-October passive foreign investment company losses in the amount of $2,212,160.

18

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Government Bond Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

GVIT Small Company Fund

Annual Report

| December 31, 2005

Contents

8	Statement of Investments

27	Statement of Assets and Liabilities

27	Statement of Operations

28	Statements of Changes in Net Assets

30	Financial Highlights

31	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

GVIT Small Company Fund

On Sept. 22, 2005, Gary D. Haubold, CFA, senior portfolio manager, became responsible for the day-to-day management of the GVIT Small Company Fund. William Gerlach, CFA and Charles Purcell, CFA assist Mr. Haubold in the management of the Fund.

For the annual period ended Dec. 31, 2005, the GVIT Small Company Fund (Class I at NAV) returned 12.32% versus 4.55% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds was 7.50%.

A portion of the Fund’s portfolio (noted in parentheses) is managed on a day-to-day basis by each of the following asset management companies: American Century Investment Management, Inc. (core); The Dreyfus Corp. (core); Morgan Stanley Investment Management, Inc. (small-cap growth); Waddell & Reed Investment Management Co. (small-cap growth); Gartmore Mutual Fund Capital Trust (small-cap value); Neuberger Berman, LLC (small-cap value); and Gartmore Global Partners (international small cap). Gartmore Mutual Fund Capital Trust (“GMF”) is the Fund’s investment adviser and has selected the above companies as subadvisers for the Fund; the seven sleeves of the Fund returned 7.97%, 9.69%, 14.54%, 15.37%, 0.25%, 13.02% and 34.56%, respectively. Below are the individual reports on how each sleeve performed.

American Century Investment Management, Inc.—Core

Small-cap stocks quietly generated modest gains in 2005, their third straight year of positive performance. Stocks faced headwinds ranging from soaring oil prices and higher short-term interest rates to a series of devastating Gulf Coast hurricanes. The market overcame these challenges, however, thanks to the underlying strength of the economy and corporate earnings that consistently exceeded expectations. Based on the Russell indexes, small-cap stocks posted positive results but trailed large-cap shares for the first time since 1998.

Stock selection was the main driver of the sleeve’s relative performance, particularly in the industrials and health-care sectors. Four of the top 10 individual contributors to the Fund’s relative results were industrials stocks, led by building materials manufacturer USG Corp.; the next-best-performer was underwater oil-drilling facilities builder McDermott International, Inc. In the health-care sector, the best contributor to Fund performance was specialty drugmaker Kos Pharmaceuticals, Inc., which rose on strong sales of its flagship cholesterol drug.

The two sectors detracting from Fund performance, largely due to poor stock selection, were materials and consumer discretionary. Steelmaker AK Steel Holding Corp. struggled with rising fuel and raw materials costs. Fund holding and agricultural chemicals producer Terra Industries Inc. was hurt by higher natural gas prices, which forced it to suspend operations at several production facilities. In the consumer discretionary sector, specialty retailers detracted the most from the Fund’s relative results.

Our stock selection process, which evaluates stocks based on a balanced set of growth and value criteria, led us to build significant Fund positions in natural gas utility Energen Corp., savings and loan Downey Financial Corp. and aerial construction equipment maker JLG Industries, Inc. during the year. Each of these stocks posted strong returns in 2005. In contrast, we sold our Fund positions in steel manufacturer Steel Dynamics, Inc. and synthetic chemicals maker Georgia Gulf Corp., both of which were top-ten holdings at the beginning of the year.

As always, we remain true to our disciplined investment approach—building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return.

The Dreyfus Corp.—Core

On July 1, 2005, management of this sleeve of the portfolio was taken over by the small-cap team at Franklin Portfolio Associates, LLC, an affiliate of The Dreyfus Corp. The team transitioned the sleeve to a more risk-controlled portfolio construction process similar to that of the benchmark, emphasizing stock selection and minimizing other risk factors, such as industry and capitalization size. The sleeve will be managed according to a blend of valuation and growth/value stock-selection factors.

In 2005, small-cap stocks, as measured by the Russell 2000® Index, underperformed large-cap stocks, as measured by the Russell 1000® Index, by a small margin, bringing to an end a six-year streak for small caps. Sectors leading to outperformance included energy and transportation. Conversely, consumer services tallied negative returns for the year.

During the reporting period, the sleeve benefited from strong stock selection—a trend which is likely to continue as sector, size and style characteristics’ share of the sleeve’s overall risk budget are gradually reduced. Sector tilts were also important to the sleeve’s performance, as overweight positions in energy, industrials and basic materials added value. In fact, the top two industries in terms of positive portfolio contribution were both within the energy sector—oil services and energy reserves. Finally, size and style characteristics had a slightly negative impact on the sleeve’s performance but did not significantly reduce the overall strongly positive year for the sleeve.

Morgan Stanley Investment Management, Inc.—Small-Cap Growth

Rising interest rates, soaring oil prices, inflationary concerns and the Gulf Coast hurricanes took a toll on investor sentiment during the

GVIT Small Company Fund

period. Yet despite these factors, the economy grew at a respectable rate. For the most part, consumers continued to spend, while corporate balance sheets and earnings improved. Merger-and-acquisition activity and initial public offerings also raised investors’ spirits. Growth-oriented stocks showed increasing strength as the year progressed. For the period overall, mid-capitalization stocks led small- and large-cap issues.

The sleeve’s performance benefited most significantly from positioning in the health-care, technology and financial services sectors. Within health care, the sleeve’s positive stock selection in medical and dental instruments and supplies, biotechnology research and production, and medical services companies provided a notable boost to returns. The sleeve’s stock selection in the technology sector also had a favorable impact, driven primarily by computer services and software companies as well as communications technology firms. The sleeve’s underweights relative to the benchmark in both the financial services and technology sectors further enhanced performance.

In contrast, the sleeve was hindered by its consumer discretionary and consumer staples exposure. Within the consumer discretionary sector, the sleeve’s large sector overweight by the Fund was the main detractor. Stock selection in the casinos and gaming, education services and toys industries also dampened relative Fund performance. A modest overweight in the consumer staples sector slowed the sleeve’s pace.

Waddell & Reed Investment Management Co.—Small-Cap Growth

Small-capitalization growth stocks recorded their third-straight positive year, with the Russell 2000® Growth Index gaining 4.1% in 2005. During the reporting period, the sleeve produced strong returns on both an absolute and relative basis. Energy and energy-related services stocks remained the focus for much of the year due to rising energy prices. Although these sectors fell off during the fourth quarter, they contributed the majority of positive returns in the market during the period. The sleeve continued to participate (with an underweight position) in these historically cyclical and volatile sectors, which slightly hurt returns as compared to the Russell 2000 Growth Index.

Similar to the investment activity of 2004, mainstream strategies outperformed their speculative counterparts in 2005 as investors shied away from lower-quality companies. In particular, companies with market capitalizations under $500 million produced, on average, a negative annual return. Stocks priced under $5 per share registered a return of -15.7% for 2005, and non-earnings companies also posted a negative return. Nowhere was this more evident than in the technology sector, which, for the second consecutive year, was the sleeve’s greatest disappointment and most significant underperformer, registering a -2.4% return in 2005. The sleeve’s technology underweight, along with strong relative stock selection within the sector, was a strong contributor to sleeve performance.

Also contributing to the sleeve’s outperformance of the benchmark, the Russell 2000 Growth Index, was the participation in the consumer discretionary sector. The consumer discretionary securities in the sleeve returned approximately 30% versus the Russell 2000 Growth Index’s posting of -0.4%. Leaders in the consumer discretionary sector held by the sleeve included O’Reilly Automotive, Inc.; Vail Resorts, Inc.; and The Corporate Executive Board Co.

We remain concerned that a rise in interest rates and energy prices could still provide a tipping point for this three-year-old recovery. For that reason, the attributes of quality, which are primarily visibility and sustainability, continue to be our prime focus for selecting holdings to add to the sleeve.

Gartmore Mutual Fund Capital Trust—Small-Cap Value

Stock selection and sector allocation detracted evenly from sleeve performance, leading the sleeve to underperform its benchmark yet still post a positive return for the period. The consumer discretionary and financials sectors were the largest underperformers in the sleeve, partly as a result of poor stock selection. This situation was compounded by a flattening yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—and continued economic tightening by the Federal Reserve Board.

Several holdings in the financials sector worked to the sleeve’s disadvantage during the period. In particular, Aspen Insurance Holdings Ltd. suffered significant losses after the hurricane season. We purchased the stock shortly after the hurricane season as the pricing environment improved, but, to our chagrin, Aspen twice increased the amount of losses incurred from what was initially expected after Hurricane Katrina.

On the positive side, strong stock selection in both the information technology and materials sectors added value to the sleeve.

We believe that the market in 2006 will be beneficial for equities, particularly in relation to the fixed-income market. At this writing, China is the engine of growth in the global economy, which has been beneficial for everyone. Even though consumer discretionary disappointed during the period, we feel that low valuations add attractiveness to the sector, and we have added to our position in it. We believe that the benchmark has placed too much emphasis on the financials sector, and we are maintaining our underweight position in financials.

GVIT Small Company Fund

Neuberger Berman, LLC—Small-Cap Value

Domestic equity markets generated positive total returns for 2005. Mid-capitalization companies posted the strongest total returns, followed by large-cap companies. Small-cap indexes, although producing positive returns for the period, generally trailed their large-cap brethren.

Within the small-cap segment of the market, as measured by the Russell 2000® Index, energy stocks represented the strongest-performing group, due to increasing prices that drove earnings growth and price returns. Conversely, technology stocks exhibited the weakest performance. For 2005, large-cap companies within the Russell 2000 produced the strongest returns, while small-cap companies (the smallest fifth of the Index) posted declines. Higher-quality and lower-price/earnings portions of the Russell 2000 also demonstrated higher returns.

The sleeve produced a positive return for the period, substantially outperforming its benchmark, the Russell 2000 Index. The sleeve’s absolute performance was driven by the strength of its energy investments. Holdings in the industrials, health-care and information technology sectors also contributed to returns. Sectors detracting from the sleeve’s performance were consumer discretionary, consumer staples and financials.

Even as the multi-year cycle of small-cap outperformance ended in 2005, we believe that the sleeve remains well positioned, due to our longstanding bias toward higher-quality and more well-established companies.

Concerns about the consumer have caused us to underweight the sleeve’s holdings in the consumer discretionary, financials and technology sectors. Conversely, we remain overweight in the health-care and consumer staples sectors, with exposure to a variety of companies that we view as able to grow earnings, irrespective of the economic environment. Last of all, despite energy’s strong performance, the sleeve remains substantially overweight in the energy sector, based on our positive, secular outlook for demand versus supply growth.

Gartmore Global Partners—International Small Cap

Booming commodity prices continued throughout 2005. Oil and natural gas prices showed tenacious strength as demand from China and India continued, and supply interruptions persisted due to U.S. hurricanes, war in the Middle East and political instability in Nigeria. While energy costs grabbed the headlines, commodity prices rose strongly in many other areas, including gold, copper and iron ore.

The Federal Reserve Board raised U.S. short-term interest rates eight times throughout the year. Longer-term rates rose only slightly in response, leaving the U.S. Treasury curve unusually flat. Historically, a flat yield curve can present a challenging environment for stocks. However, interest rates are still low relative to those of the past 20 to 30 years, and this fact helped fuel strong activity in mergers and acquisitions as well as private equity, both of which support equity valuations. The Fed’s actions helped to keep the U.S. dollar strong in spite of trade and budget deficits.

International stocks were much stronger than U.S. stocks, with emerging markets leading the way. Smaller stocks again outperformed large caps. Japanese stocks experienced a strong year as banking stability finally took hold. Equity markets exhibited unusually low dispersion in returns, and the volatility of the overall market was quite low.

During the period, the sleeve outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Small Cap Index.

Two of the strongest contributors to the sleeve’s performance were from Japan: Sumitomo Heavy Industries, Ltd. and Nabtesco Corp. Two of the larger losses for the sleeve were its holdings in Australian stocks: Ten Network Holdings Ltd. and Colorado Group Ltd.

The sleeve’s construction process maximizes utility, seeking to obtain the optimal tradeoff of return for risk. Our four quantitative models—valuation, estimate revision, earnings quality and relative strength—deliver a portfolio that is cheaper than the overall market, yet has more positive catalysts. Our belief is that such a portfolio should be amply rewarded over time.

Portfolio Managers:

American Century Investment Management, Inc: William Martin, Wilhelmine von Turk and Thomas P. Vaiana

The Dreyfus Corp.: Small-cap Team of Franklin Portfolio Associates LLC, a Dreyfus affiliate: John C. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford

Gartmore Mutual Fund Capital Trust: Gary Haubold, CFA; William Gerlach, CFA; Charles Purcell, CFA

Morgan Stanley Investment Management, Inc.: Dennis Lynch, David Cohen

Waddell & Reed Investment Management Co.: Mark G. Seferovich, Kenneth McQuade

Neuberger Berman, LLC: Judith M. Vale, Robert D’Alelio

Gartmore Global Partners: Michael J. Gleason

Investing in mutual funds involves risk, including possible loss of principal.

GVIT Small Company Fund

There is no assurance that the investment objective of any fund will be achieved.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trusts, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa 19428.

Fund Performance	GVIT Small Company Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Ten years
Class I2	12.32%	7.77%	12.75%
Class II3	12.01%	7.52%	12.47%
Class III[3]	12.31%	7.79%	12.76%
Class IV3	12.32%	7.77%	12.75%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the GVIT Small Company Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder

Expense Example	GVIT Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Small Company Fund
Class I	Actual	$1,000.00	$1,089.70	$6.43	1.22%
	Hypothetical[1]	$1,000.00	$1,018.85	$6.23	1.22%
Class II	Actual	$1,000.00	$1,088.30	$7.63	1.45%
	Hypothetical[1]	$1,000.00	$1,017.69	$7.40	1.45%
Class III	Actual	$1,000.00	$1,089.60	$6.48	1.23%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class IV	Actual	$1,000.00	$1,089.70	$6.43	1.22%
	Hypothetical[1]	$1,000.00	$1,018.85	$6.23	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

Portfolio Summary

(December 31, 2005)	GVIT Small Company Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	97.7%
Mutual Fund	0.3%
Rights	0.0%
Other assets in excess of liabilities	2.0%

100.0%

Top Holdings
Corporate Executive Board Co.	0.8%
IDEXX Laboratories, Inc.	0.6%
Factset Research Systems, Inc.	0.6%
Landstar System, Inc.	0.6%
Gaylord Entertainment	0.6%
Cal Dive International, Inc.	0.6%
ITT Educational Services, Inc.	0.5%
Blackboard, Inc.	0.5%
Checkfree Corp.	0.5%
Joy Global, Inc.	0.5%
Other Holdings	94.2%

100.0%

Top Industries
Oil & Gas	6.4%
Retail	6.1%
Healthcare	4.6%
Machinery	3.9%
Building & Construction	3.5%
Financial	3.3%
Insurance	3.2%
Auto & Auto Parts	2.9%
Financial Services	2.8%
Transportation	2.1%
Other Industries	61.2%

100.0%

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005

Shares		Value

COMMON STOCKS (97.7%)
AUSTRALIA (0.7%)
Banks (0.0%)
Adelaide Bank Ltd. (c)	22,353	$211,430

Building & Construction (0.0%)
United Group Ltd. (c)	34,884	294,185

Clothing (0.1%)
Ansell Ltd. (c)	92,687	749,271

Engineering (0.2%)
Downer Edi Ltd. (c)	219,275	1,152,708
WorleyParsons Ltd. (c)	36,068	324,498

		1,477,206

Equipment Leasing (0.0%)
Coates Hire Ltd. (c)	42,006	158,864

Finance (0.3%)
Australian Stock Exchange Ltd. (c)	55,522	1,319,361
Perpetual Trustees Australia Ltd. (c)	5,895	292,614

		1,611,975

Multimedia (0.0%)
APN News & Media Ltd. (c)	52,074	182,756

Oil & Gas (0.0%)
Australian Pipeline Trust (c)	53,385	156,069

Pharmaceuticals (0.0%)
Symbion Health Ltd. (c)	57,533	148,699

Real Estate Investment Trust (0.0%)
ING Industrial Fund (c)	87,561	142,735

Retail (0.1%)
Colorado Group Ltd. (c)	121,235	367,983
David Jones Ltd. (c)	290,036	493,251
Just Group Ltd. (c)	167,590	304,106

		1,165,340

Television (0.0%)
Ten Network Holdings Ltd. (c)	120,847	278,923

		6,577,453

AUSTRIA (0.1%)
Machinery (0.1%)
Andritz AG (c)	6,902	758,506

Steel (0.0%)
Boehler Uddeholm (c)	1,282	215,888

		974,394

Shares		Value

COMMON STOCKS (continued)
BELGIUM (0.1%)
Telecommunications (0.0%)
Option NV (b) (c)	3,688	$273,965

Ventures Business Trust (0.1%)
GIMV NV (c)	9,630	510,958

		784,923

BERMUDA (0.1%)
Insurance (0.1%)
Catlin Group, Ltd. (c)	46,780	391,146

Metals (0.0%)
Aquarius Platinum, Ltd. (c)	29,564	237,540

		628,686

BRAZIL (0.1%)
Paper & Related Products (0.1%)
Aracruz Celulose SA ADR	13,320	532,933

CANADA (0.1%)
Mining (0.1%)
Agnico-Eagle Mines Ltd.	34,700	685,672

CHINA (0.4%)
Advertising (0.2%)
Focus Media Holding, Ltd. ADR (b)	56,500	1,908,004

Internet Content (0.2%)
Netease.com, Inc. ADR (b)	27,400	1,538,784

Power Conversion & Supply Equipment (0.0%)
Dongfang Electrical Machinery Co., Ltd. (c)	180,000	183,510
Harbin Power Equipment Co., Ltd. (c)	718,000	480,503

		664,013

Steel (0.0%)
Angang New Steel Co., Ltd. (c)	554,000	297,818

		4,408,619

DENMARK (0.3%)
Brewery (0.0%)
Royal Unibrew AS (c)	1,559	131,494

Building & Construction (0.1%)
Sjaelso Gruppen AS (c)	3,054	821,088

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
DENMARK (continued)
Financial Services (0.1%)
Simcorp AS (c)	5,675	$630,926

Transportation & Services (0.1%)
Dampskibsselskabet Torm AS (c)	29,996	1,452,089

		3,035,597

FINLAND (0.4%)
Computer Services (0.0%)
TietoEnator Oyj (c)	4,150	151,645

Electronics (0.0%)
Perlos Oyj (c)	36,384	386,199

Financial Services (0.1%)
OKO Osuuspankkien Oyj (c)	45,714	644,918

Steel (0.2%)
Rautaruukki Oyj (c)	60,789	1,476,654

Telecommunication Equipment (0.1%)
Elcoteq Network Corp. (c)	30,054	716,534

		3,375,950

FRANCE (0.8%)
Building & Construction (0.0%)
Kaufman & Broad SA (c)	4,394	353,777

Computer Services (0.1%)
Alten (b) (c)	21,354	638,682
Groupe Steria SCA (c)	5,620	280,008

		918,690

Electrical Equipment (0.0%)
Nexans SA (c)	9,710	460,434

Entertainment Software (0.1%)
Ubi Soft Entertainment SA (b) (c)	17,995	854,381

Food (0.1%)
Elior (c)	93,745	1,229,607

Leisure (0.0%)
Trigano SA (c)	3,120	138,554

Medical Providers (0.1%)
Generale de Sante (c)	18,231	628,439

Metals (0.1%)
CFF Recycling (c)	23,431	688,472

Pharmaceuticals (0.1%)
Flamel Technologies SA ADR (b)	37,480	707,622

Shares		Value

COMMON STOCKS (continued)
FRANCE (continued)
Publishing (0.1%)
Spir Communication (c)	3,418	$501,255

Real Estate (0.0%)
Pierre & Vacances (c)	1,875	152,453

Software (0.1%)
Cie Generale de Geophysique SA (b) (c)	9,726	859,692

		7,493,376

GERMANY (0.7%)
Diversified (0.0%)
K&S AG (c)	2,898	174,902

Electronics (0.0%)
Techem AG (c)	6,478	288,787

Financial Services (0.0%)
MPC Muenchmeyer Petersen Capital AG (c)	4,884	379,570

Metal Processors & Fabrication (0.1%)
Norddeutsche Affinerie AG (c)	54,593	1,394,993

Metals (0.3%)
Salzgitter AG (c)	29,158	1,572,364

Retail (0.0%)
Douglas Holdings	11,291	435,035

Software (0.0%)
Software AG (c)	5,231	254,948

Telecommunications (0.3%)
Mobilcom AG (c)	62,137	1,366,325
Telegate AG (b)	16,691	336,858

		1,703,183

Wire & Cable Products (0.0%)
Dem Leoni AG (c)	18,008	570,418

		6,774,200

GREECE (0.0%)
Entertainment (0.0%)
Intralot SA (c)	77,850	1,361,893

HONG KONG (0.6%)
Audio & Video Products (0.0%)
TCL Multimedia Technology Holdings Ltd. (c)	814,000	117,584

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
HONG KONG (continued)
Banking (0.0%)
HKR International (c)	544,000	$262,034

Electronics (0.2%)
VTech Holdings Ltd.	376,000	1,285,114

Financial Services (0.0%)
Guoco Group Ltd. (c)	36,000	398,380

Oil & Gas Exploration & Production (0.0%)
CNPC Hong Kong Ltd (c)	1,560,000	343,421

Real Estate (0.1%)
Chinese Estates Ltd. (c)	168,000	164,348
Hang Lung Group Ltd. (c)	71,000	150,677
Kerry Properties Ltd. (c)	100,000	265,080
Midland Realty Holdings Ltd. (c)	790,000	405,141
Wheelock & Co., Ltd. (c)	125,000	203,369

		1,188,615

Telephone Communications (0.1%)
SmarTone Telecommunications Holdings Ltd. (c)	528,000	616,639

Transportation (0.0%)
Orient Overseas International (c)	44,900	151,910

Semiconductors (0.2%)
ASM Pacific Technology Ltd. (c)	218,000	1,230,896

		5,594,593

IRELAND (0.2%)
Building & Construction (0.1%)
McInerney Holdings PLC (c)	63,449	870,244

Food Products (0.1%)
Fyffes PLC (c)	260,497	709,205

Gambling (0.0%)
Paddy Power PLC (c)	22,641	324,823

		1,904,272

ITALY (0.1%)
Building Materials (0.0%)
Cementir (c)	35,349	203,608

Food & Beverage (0.1%)
Cremonini SPA (c)	248,509	596,398

Real Estate (0.0%)
Pirelli & C. Real Estate SPA (c)	2,697	147,365

		947,371

Shares		Value

COMMON STOCKS (continued)
JAPAN (6.1%)
Auto & Auto Parts (0.5%)
Keihin Corp. (c)	51,900	$1,322,759
Nissan Diesel Motor Co., Ltd. (c)	235,000	1,619,649
Nissin Kogyo Co., Ltd. (c)	13,500	738,364
Press Kogyo Co., Ltd. (c)	142,000	724,085

		4,404,857

Banks (0.1%)
Keiyo Bank Ltd. (c)	67,000	477,238
Shinki Co., Ltd. (c)	71,900	719,691

		1,196,929

Building & Construction (0.1%)
Bunka Shutter Co., Ltd. (c)	32,000	187,006
Sumitomo Osaka Cement Co., Ltd. (c)	98,000	286,726
Toda Corp. (c)	33,000	181,217

		654,949

Business Services (0.0%)
Secom Techno Service Co., Ltd. (c)	9,000	364,221

Chemicals (0.2%)
Asahi Denka Co., Ltd. (c)	10,000	154,501
Mec Co., Ltd. (c)	20,800	475,104
Tohcello Co., Ltd. (c)	38,000	316,544
Toyo Tire & Rubber Co., Ltd. (c)	218,000	1,144,659

		2,090,808

Computer Software & Services (0.2%)
Cac Corp. (c)	32,800	405,989
Daiwabo Information System Co., Ltd. (c)	18,000	351,773
DTS Corp. (c)	8,700	335,250
Otsuka Shokai Co., Ltd. (c)	8,400	926,626

		2,019,638

Consulting Services (0.1%)
Pacific Management Corp. (c)	261	905,065
Prestige International, Inc. (c)	48	136,656

		1,041,721

Distribution (0.0%)
Telewave, Inc. (c)	28	208,117

Electrical & Electronic (1.2%)
Eizo Nanao Corp. (c)	20,300	780,114
Hitachi High Technologies Corp. (c)	37,300	934,157

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
JAPAN (continued)
Electrical & Electronic (continued)
Kenwood Corp. (c)	596,000	$1,212,355
KOA Corp. (c)	77,100	793,072
Nippon Signal (c)	57,000	510,230
Shibaura Mechatronics Corp. (c)	44,000	512,219
SHINKAWA Ltd. (c)	12,500	318,478
Shinko Electric Industries Co., Ltd. (c)	10,700	810,841
Star Micronics (c)	107,000	1,742,259
Toshiba TEC (c)	139,000	749,238
UNIDEN Corp. (c)	51,000	994,484
Yamatake Corp. (c)	34,700	799,036

		10,156,483

Engineering (0.1%)
Kandenko Co., Ltd (c)	58,000	432,884
Shinko Plantech Co., Ltd. (c)	59,000	348,097

		780,981

Entertainment Software (0.1%)
Capcom Co., Ltd. (c)	78,500	917,017

Financial Investments (0.0%)
Central Leasing (c)	3,000	149,636

Food (0.1%)
Plenus Co., Ltd. (c)	7,600	250,163
Toyo Suisan Kaisha Ltd. (c)	17,000	274,780
Warabeya Nichiyo Co., Ltd. (c)	13,800	207,009

		731,952

Gambling (0.0%)
Mars Engineering Corp. (c)	10,800	281,841

Heavy Construction Equipment Rental (0.1%)
Maeda Corp. (c)	98,000	647,898

Internet (0.1%)
eAccess, Ltd. (c)	231	163,044
Kakaku.com, Inc. (c)	69	338,148

		501,192

Leasing (0.0%)
Sumisho Lease Co. Ltd. (c)	2,900	147,859

Machinery (0.6%)
CKD Corp. (c)	35,000	450,825
Fuji Electric Co., Ltd. (c)	91,000	481,702
Nabtesco Corp. (c)	101,000	1,307,280
Nippon Thompson Co., Ltd. (c)	35,000	331,518

Shares		Value

COMMON STOCKS (continued)
JAPAN (continued)
Machinery (continued)
Toshiba Machine Co., Ltd. (c)	145,000	$1,430,023
Tsugami Corp. (c)	119,000	933,839

		4,935,187

Manufacturing (0.3%)
Amano Corp. (c)	80,000	1,522,098
Glory Ltd. (c)	78,800	1,336,558

		2,858,656

Medical Instruments (0.2%)
Nihon Kohden Corp. (c)	85,000	1,388,085
Nipro Corp. (c)	13,000	190,152
Topcon Corp. (c)	21,700	751,546

		2,329,783

Metal Processors & Fabrication (0.1%)
Kitz Corp. (c)	79,000	685,071

Metals (0.4%)
Chuo Denki Kogyo Co., Ltd. (c)	29,000	138,002
Osaka Steel Co., Ltd. (c)	68,000	1,210,177
Pacific Metals Co., Ltd. (c)	193,000	939,913
Ryobi Ltd. (c)	143,000	1,009,715
Yamato Kogyo (c)	55,000	921,253

		4,219,060

Motion Pictures & Services (0.0%)
Toei Animation Co. Ltd. (c)	3,700	284,873

Networking Products (0.0%)
NextCom K.K. (c)	188	251,550

Oil & Gas Drilling (0.0%)
AOC Holdings, Inc. (c)	25,900	467,791

Pharmaceuticals (0.4%)
Eiken Chemical Co., Ltd. (c)	84,000	1,009,693
Kaken Pharmaceutical (c)	45,000	349,995
Rohto Pharmaceutical Co., Ltd. (c)	66,000	656,722
Santen Pharmaceutical Co. Ltd. (c)	55,200	1,531,360

		3,547,770

Real Estate (0.4%)
Creed Corp. (c)	290	1,686,205
Goldcrest Co., Ltd. (c)	9,580	867,460
Tokyu Livable, Inc. (c)	19,700	1,228,394

		3,782,059

Recycling (0.0%)
Asahi Pretec Corp. (c)	19,400	471,069

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
JAPAN (continued)
Retail (0.3%)
Aoki International Co., Ltd. (c)	17,500	$314,968
Hankyu Department Stores, Inc. (c)	174,000	1,515,467
Okuwa Co., Ltd. (c)	47,000	696,259
Parco Co., Ltd. (c)	38,100	437,180
Sundrug Co., Ltd. (c)	2,700	147,953

		3,111,827

Rubber & Rubber Products (0.1%)
Yokohama Rubber Co., Ltd. (c)	171,000	1,003,559

Services (0.0%)
Fujitsu Gernal Ltd. (b) (c)	32,000	106,035

Software (0.1%)
Simplex Technology, Inc. (c)	460	507,444

Steel (0.0%)
Yodogawa Steel Works, Ltd. (c)	52,000	308,474

Telecommunications (0.2%)
Kokusai Electric Co., Ltd. (c)	86,000	946,588
New Japan Radio Co., Ltd. (c)	71,000	483,709

		1,430,297

Transportation (0.0%)
Nippon Konpo Unyu Soko Co., Ltd. (c)	31,000	423,000

Wire & Cable Products (0.1%)
Fujikura Ltd. (c)	114,000	923,427

		57,943,031

MEXICO (0.3%)
Construction (0.3%)
Desarrolladora Homex SA de CV ADR (b)	105,100	3,224,468

NETHERLANDS (1.0%)
Building & Construction (0.1%)
AM NV (c)	8,042	95,859
Heijmans NV CVA (c)	27,839	1,203,648

		1,299,507

Business Services (0.1%)
USG People NV (c)	26,906	1,141,586

Computer Software (0.0%)
Unit 4 Agresso NV (b) (c)	25,042	360,971

Shares		Value

COMMON STOCKS (continued)
NETHERLANDS (continued)
Insurance (0.3%)
Ing Groep NV (c)	46,261	$1,604,527

Manufacturing (0.0%)
Koninklijke Ten Cate NV (c)	1,357	137,962

Packaging (0.1%)
Buhrmann NV (c)	49,543	730,896

Pharmaceuticals (0.0%)
OPG Groep NV (c)	3,764	268,742

Real Estate Development (0.2%)
Koninklijke Bam Groep NV (c)	18,670	1,564,967

Storage (0.1%)
Koninklijke Vopak NV (c)	29,876	905,644

Tools (0.1%)
Stork NV (c)	22,202	950,214

Transportation (0.0%)
Smit Internationale NV	4,866	317,945

		9,282,961

NEW ZEALAND (0.0%)
Building Materials (0.0%)
Fletcher Building Ltd. (c)	64,550	332,592

NORWAY (0.4%)
Banking & Finance (0.2%)
Aktiv Kapital ASA (c)	26,951	411,558
Sparebanken Nord-Norge (c)	17,640	410,312
Sparebanken Rogaland (c)	15,342	522,198

		1,344,068

Computer Systems (0.0%)
Visma ASA (c)	10,525	155,852

Construction (0.1%)
Aker Yards ASA (c)	11,440	548,954
Veidekke ASA (c)	12,800	365,516

		914,470

Oil & Gas (0.1%)
Prosafe ASA (c)	14,727	624,997

Retail (0.0%)
Expert ASA (c)	19,200	203,211

Transportation (0.0%)
Jinhui Shipping & Transportation Ltd. (c)	83,073	206,967

		3,449,565

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
PORTUGAL (0.1%)
Food Distributors, Supermarkets & Wholesalers (0.0%)
Jeronimo Martins SA (c)	9,631	$144,832

Software (0.1%)
Convera Corp. (b)	73,900	731,610

		876,442

SINGAPORE (0.3%)
Computer Hardware Manufacturing (0.0%)
MFS Technology Ltd. (c)	429,000	184,881

Diversified Products (0.0%)
First Engineering Ltd. (c)	173,000	114,311

Oil & Gas (0.0%)
Singapore Petroleum Co., Ltd. (c)	104,000	297,486

Real Estate (0.2%)
CapitaMall Trust (c)	189,200	254,760
Keppel Land Ltd. (c)	279,000	614,967

		869,727

Research & Development (0.0%)
Sembcorp Industries Ltd. (c)	91,340	150,225

Services (0.0%)
Singapore Airport Terminal Services Ltd. (c)	172,000	246,189

Transportation (0.1%)
Ezra Holdings Ltd. (c)	216,000	189,033
Neptune Orient Lines (c)	222,000	449,195

		638,228

		2,501,047

SWEDEN (0.9%)
Auto & Auto Parts (0.0%)
Bilia AB (c)	13,240	249,686

Building & Construction (0.3%)
JM AB (c)	35,932	1,593,966
NCC (c)	37,300	670,604

		2,264,570

Computer Services (0.0%)
HiQ International AB (c)	15,721	85,372

Electronic Equipment (0.0%)
Gunnebo AB (c)	23,200	229,533

Shares		Value

COMMON STOCKS (continued)
SWEDEN (continued)
Finance Services (0.1%)
D. Carnegie & Co. AB (c)	85,193	$1,256,611

Home Furnishing (0.1%)
Nobia AB (c)	66,011	1,340,796

Medical Providers (0.0%)
Capio AB (b) (c)	14,007	249,583

Metal Processors & Fabrication (0.1%)
SSAB—Series A (c)	33,250	1,212,292

Paper & Related Products (0.0%)
Billerud (c)	20,837	272,652

Real Estate (0.3%)
Kungsleden AB (c)	54,132	1,569,018

		8,730,113

SWITZERLAND (0.5%)
Appliances (0.1%)
AFG Arbonia-Forster Holding AG (c)	3,856	1,019,055

Building & Construction (0.2%)
Sika Finanz AG (b) (c)	2,273	1,881,714

Manufacturing (0.1%)
Georg Fischer AG (b) (c)	1,703	581,783

Retail (0.1%)
Charles Voegele Holding AG (c)	17,283	1,307,945

		4,790,497

UNITED KINGDOM (2.3%)
Auto & Auto Parts (0.1%)
European Motor Holdings PLC (c)	53,558	296,334
Inchcape PLC (c)	3,643	143,248
Pendragon PLC (c)	33,731	296,551

		736,133

Automotive Rental (0.2%)
Arriva PLC (c)	113,635	1,138,700
Ashtead Group PLC (b) (c)	102,639	320,873

		1,459,573

Banking & Finance (0.1%)
Paragon Group (c)	81,891	913,839

Brewery (0.1%)
Wolverhampton & Dudley Breweries PLC (c)	21,510	470,141

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Building & Construction (0.4%)
Babcock Int’l Group PLC (c)	78,167	$312,456
Carillion PLC (c)	72,204	379,857
Kier Group PLC (c)	48,568	994,151
SIG PLC (c)	74,229	932,158

		2,618,622

Chemicals (0.0%)
Croda International PLC (c)	47,999	380,490

Commercial Services (0.0%)
Aggreko PLC (c)	85,162	397,802

Construction (0.2%)
Bovis Homes Group PLC (c)	66,295	908,698
Morgan Sindall PLC (c)	39,405	629,549

		1,538,247

Consulting Services (0.1%)
Atkins (WS) PLC (c)	16,625	211,489
Savills PLC (c)	24,933	426,800

		638,289

Consumer Products (0.1%)
Body Shop International PLC (c)	135,569	613,395
Mcbride PLC (c)	233,482	641,848

		1,255,243

Electrical & Electronic (0.0%)
TT Electronics PLC (c)	62,771	158,045

Electronic Components (0.0%)
Renishaw PLC (c)	13,583	226,649

Finance (0.0%)
Kensington Group PLC (c)	9,382	148,902

Food Diversified (0.2%)
Dairy Crest Group PLC (c)	180,321	1,695,038
Devro PLC (c)	173,394	382,513
Northern Foods PLC (c)	101,170	263,028

		2,340,579

Insurance (0.5%)
Amlin PLC (c)	375,122	1,606,459
Brit Insurance Holdings PLC (c)	757,974	1,157,925
Hiscox PLC (c)	160,085	635,318
Wellington Underwriting PLC (c)	255,012	423,332

		3,823,034

Shares		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Machinery (0.0%)
Spirax-Sarco Engineering PLC (c)	18,331	$277,961

Printing (0.2%)
De La Rue PLC (c)	179,704	1,442,142

Restaurants (0.0%)
Restaurant Group PLC (c)	92,276	241,855

Retail (0.1%)
House of Fraser PLC (c)	249,860	485,847
JJB Sports PLC (c)	88,225	266,258
N Brown Group PLC (c)	81,903	249,980
Woolworths Group PLC (c)	359,745	239,637

		1,241,722

Storage (0.0%)
Wincanton PLC (c)	78,287	457,108

Travel Services (0.0%)
First Choice Holidays PLC (c)	96,412	414,456

Utilities (0.0%)
Northumbrian Water Group PLC (c)	104,614	437,744

		21,618,576

UNITED STATES (81.1%)
Advertising & Marketing (0.9%)
Arbitron, Inc.	37,380	1,419,692
Catalina Marketing Corp.	6,400	162,240
Getty Images, Inc. (b)	55,400	4,945,558
Harte-Hanks, Inc.	64,600	1,704,794

		8,232,284

Aerospace & Defense (1.3%)
AAR Corp. (b)	53,700	1,286,115
Alliant Techsystems, Inc. (b)	2,283	173,896
Argon St. Inc. (b)	34,300	1,062,614
Armor Holdings, Inc. (b)	3,000	127,950
Curtiss-Wright Corp.	17,100	933,660
DRS Technologies, Inc.	28,600	1,470,612
Engineered Support Systems, Inc.	55,737	2,320,889
Esterline Technologies Corp. (b)	15,728	584,924
Kaman Corp.	3,562	70,136
Mantech International Corp., Class A (b)	39,900	1,111,614
MTC Technologies, Inc. (b)	34,100	933,658
Teledyne Technologies, Inc. (b)	50,309	1,463,992
Triumph Group, Inc. (b)	12,200	446,642

		11,986,702

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Agriculture (0.1%)
Uap Holding Corp.	18,582	$379,444
Universal Corp.	2,000	86,720

		466,164

Airlines (0.1%)
Expressjet Holdings, Inc. (b)	42,054	340,217
Mesa Air Group (b)	7,689	80,427
Republic Airways Holdings, Inc. (b)	54,500	828,400

		1,249,044

Apparel (0.5%)
Guess?, Inc. (b)	35,376	1,259,386
K-Swiss, Inc.	27,671	897,647
Perry Ellis International (b)	48,460	920,740
Phillips-Van Heusen Corp.	23,900	774,360
Steven Madden Ltd.	10,756	314,398
The Warnaco Group, Inc. (b)	3,000	80,160

		4,246,691

Auction House (0.6%)
Escala Group Inc. (b)	15,658	317,544
Ritchie Brothers Auctioneers, Inc.	94,300	3,984,175
Sotheby’s Holdings, Inc. (b)	51,396	943,631

		5,245,350

Auto & Auto Parts (2.3%)
A.S.V., Inc. (b)	6,000	149,880
American Axle & Manufacturing Holdings, Inc.	19,900	364,767
Asbury Automotive Group (b)	8,900	146,494
Clarcor, Inc.	82,200	2,442,162
Commercial Vehicle Group, Inc. (b)	13,519	253,887
Directed Electronics, Inc. (b)	106,100	1,522,535
Gentex Corp.	192,600	3,755,700
LKQ Corp. (b)	86,428	2,992,137
Navistar International Corp. (b)	1,296	37,092
O’Reilly Automotive, Inc. (b)	146,680	4,695,227
Polaris Industries, Inc.	32,100	1,611,420
Rush Enterprises Inc. Class A (b)	50,760	755,309
Sonic Automotive, Inc.	63,697	1,419,169
Standard Motor Products, Inc.	22,930	211,644
Tenneco, Inc. (b)	7,900	154,919
Titan International, Inc.	6,000	103,500
TRW Automotive Holdings Corp. (b)	50,104	1,320,240

		21,936,082

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Banking (1.8%)
Accredited Home Lenders (b)	20,600	$1,021,348
Amcore Financial, Inc.	20,500	623,405
BancFirst Corp.	2,699	213,221
Bank Mutual Corp.	5,100	54,060
Beverly Hills Bancorp, Inc.	5,400	55,998
BOK Financial Corp.	18,572	843,726
Boston Private Financial Holdings, Inc.	20,600	626,652
Capital Crossing Bank (b)	2,957	98,764
Center Financial Corp.	8,245	207,444
Chittenden Corp.	11,200	311,472
Citizens Banking Corp.	3,600	99,900
City Bank Lynnwood	1,000	35,570
City Holding Co.	7,896	283,861
Community Bancorp (b)	1,600	50,576
Community Trust Bancorp, Inc.	1,415	43,511
Corus Bankshares, Inc.	32,521	1,829,956
Criimi Mac, Inc. (b)	4,800	95,040
Dime Community Bancshares	63,350	925,544
First Citizens BancShares, Inc.	4,550	793,611
First Community Bancorp	1,400	76,118
First Indiana Corp.	2,665	91,623
First Niagara Financial Group, Inc.	11,700	169,299
First Regional Bancorp (b)	1,876	126,724
Firstbank Corp.	51,655	641,039
Franklin Bank Corp. (b)	31,900	573,881
Fremont General Corp.	19,400	450,662
Hanmi Financial Corp.	41,500	741,190
Independent Bank Corp.	2,730	74,338
International Bancshares Corp.	1,587	46,594
MAF Bancorp, Inc.	11,200	463,456
Mainsource Financial Group, Inc.	3,700	66,045
N B T Bancorp Inc.	3,700	79,883
National Penn Bancshares, Inc.	37,155	707,803
Old Second Bancorp, Inc.	3,863	118,092
Provident Bankshares Corp.	19,900	672,023
Renasant Co.	1,000	31,630
Sierra Bancorp	300	6,837
Southwest Bancorp, Inc.	1,911	38,220
Sterling Financial Corp.	19,000	376,200
Suffolk Bancorp	1,300	43,901
Taylor Cap Group, Inc.	3,618	146,167
Texas Capital Bancshares, Inc. (b)	19,600	439,236
TrustCo Bank Corp.	27,800	345,276
UMB Financial	6,800	434,588

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Banking (continued)
Union Bankshares Corp.	12,779	$550,775
W Holding Co., Inc.	5,000	41,150
Wilmington Trust Corp.	32,061	1,247,493
Wilshire Bancorp, Inc.	10,047	172,708

		17,186,610

Broadcasting (0.2%)
CKX, Inc. (b)	108,300	1,407,900
Sinclair Broadcast Group, Inc., Class A	72,568	667,626
World Wrestling Federation Entertainment, Inc.	7,800	114,504

		2,190,030

Brokerage Services (0.1%)
Neenah Paper, Inc.	47,000	1,316,000

Building & Construction (2.2%)
Aaon, Inc. (b)	2,600	46,592
Apogee Enterprises	7,300	118,406
Brookfield Homes Corp.	2,635	131,039
Chicago Bridge & Iron Co.	116,800	2,944,528
Eagle Materials, Inc.	15,749	1,854,760
Granite Construction, Inc.	3,000	107,730
Huttig Building Products, Inc. (b)	5,900	49,560
Lennox International, Inc.	42,872	1,208,990
Levitt Corp., Class A	5,500	125,070
LSI Industries, Inc.	42,500	665,550
M/I Homes, Inc.	5,500	223,410
NVR, Inc. (b)	4,177	2,932,254
Orleans Homebuilders	6,100	111,935
Simpson Manufacturing Co. Inc.	89,200	3,242,419
Technical Olympic USA, Inc.	7,900	166,611
Universal Forest Products, Inc.	25,346	1,400,367
USG Corp. (b)	47,541	3,090,165
Washington Group International, Inc.	21,000	1,112,370
WCI Communities, Inc. (b)	24,800	665,880
Williams Scotsman International, Inc. (b)	25,330	438,462

		20,636,098

Business Services (0.0%)
ABM Industries, Inc.	17,800	347,990

Chemicals (0.3%)
A. Schulman, Inc.	17,600	378,752
Balchem Corp	1,300	38,753
Eastman Chemical Co.	6,563	338,585

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Chemicals (continued)
H. B. Fuller Co.	2,800	$89,796
Hercules, Inc. (b)	12,021	135,837
Pioneer Companies, Inc. (b)	21,926	657,122
Terra Industries, Inc. (b)	206,587	1,156,887
W.R. Grace & Co. (b)	29,349	275,881

		3,071,613

Coal (0.1%)
Foundation Coal Holdings, Inc.	28,200	1,071,600

Commercial Services (1.0%)
Administaff, Inc.	4,759	200,116
Coinstar, Inc. (b)	93,100	2,125,473
Costar Group, Inc. (b)	50,500	2,180,085
Deluxe Corp.	34,100	1,027,774
Macquarie Infrastructure Co. Trust	73,000	2,248,400
Peoplesupport, Inc. (b)	86,154	731,447
PHH Corp. (b)	32,861	920,765
Plexus Corp. (b)	25,790	586,465
TeleTech Holdings, Inc. (b)	6,064	73,071
Wright Express Corp. (b)	16,090	353,980

		10,447,576

Communications (0.7%)
ADTRAN, Inc.	67,010	1,992,877
Centennial Communications (b)	5,400	83,808
CenturyTel, Inc.	21,468	711,879
R.H. Donnelley Corp. (b)	61,906	3,814,648

		6,603,212

Computer Service (1.4%)
Agilysys, Inc.	62,197	1,133,229
Anteon International Corp. (b)	29,800	1,619,630
Cerner Corp. (b)	36,300	3,300,034
Covansys Corp (b)	22,000	299,420
Earthlink, Inc. (b)	197,815	2,197,725
Extreme Networks, Inc. (b)	43,800	208,050
Micros Systems, Inc. (b)	43,320	2,093,222
MTS Systems	32,874	1,138,755
Rimage Corp. (b)	1,900	55,062
Silicon Storage Technology, Inc. (b)	76,800	387,840
Sykes Enterprises, Inc. (b)	71,847	960,594
Trident Microsystems, Inc. (b)	12,531	225,558

		13,619,119

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Computer Software (1.5%)
Avid Technology, Inc. (b)	35,400	$1,938,504
Docucorp International, Inc. (b)	4,978	31,710
EPIQ Systems, Inc. (b)	73,620	1,364,915
Imation Corp.	3,699	170,413
MapInfo Corp. (b)	10,800	136,188
MicroStrategy, Inc. (b)	43,600	3,607,463
NETGEAR, Inc. (b)	38,000	731,500
Parametric Technology Corp. (b)	203,738	1,242,802
Scientific Games Corp. (b)	105,700	2,883,496
Sybase, Inc. (b)	1,557	34,036
Western Digital Corp. (b)	43,716	813,555
Wind River Systems, Inc. (b)	61,500	908,355

		13,862,937

Consulting Services (0.5%)
FTI Consulting, Inc. (b)	9,000	246,960
Geo Group, Inc. (b)	2,400	55,032
The Advisory Board Co. (b)	95,500	4,552,485

		4,854,477

Consumer Goods & Services (1.4%)
AptarGroup, Inc.	72,000	3,758,400
Church & Dwight Co., Inc.	111,700	3,689,451
Jarden Corp. (b)	30,400	916,560
Matthews International Corp., Class A	65,900	2,399,419
Playtex Products, Inc. (b)	21,942	299,947
Water Pik Technologies, Inc. (b)	2,900	62,263
Yankee Candle Co., Inc.	98,400	2,519,040

		13,645,080

Containers (0.2%)
Crown Holdings, Inc. (b)	60,689	1,185,256
Silgan Holdings, Inc.	30,094	1,086,995

		2,272,251

Cosmetics (0.4%)
Alberto-Culver Co., Class B	50,400	2,305,800
Elizabeth Arden, Inc. (b)	67,500	1,354,050

		3,659,850

Data Processing & Reproduction (0.6%)
CCC Information Services Group, Inc. (b)	26,143	685,469
Dun & Bradstreet Corp. (b)	824	55,175
Fair, Issac and Co., Inc.	44,975	1,986,546
Komag, Inc. (b)	90,025	3,120,267

		5,847,457

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Diagnostic Equipment (0.3%)
Biosite Diagnostics, Inc. (b)	22,149	$1,246,767
Diagnostic Products Corp.	35,500	1,723,525
Orasure Technologies, Inc. (b)	21,300	187,866

		3,158,158

Distribution (0.4%)
Building Materials Holding Corp.	34,433	2,348,675
NuCo2, Inc. (b)	61,000	1,700,680
Transmontaigne, Inc. (b)	11,907	78,586

		4,127,941

Diversified Manufacturing Operations (0.4%)
A.O. Smith Corp.	33,953	1,191,750
Barnes Group, Inc.	18,300	603,900
Griffon Corp. (b)	13,000	309,530
Teleflex, Inc.	26,838	1,743,934

		3,849,114

Education (1.1%)
Blackboard, Inc. (b)	175,200	5,077,296
ITT Educational Services, Inc. (b)	86,500	5,113,015

		10,190,311

Electric (0.1%)
Avista Corp.	20,600	364,826
Duquesne Light Holdings, Inc.	25,300	412,896

		777,722

Electronic Components (0.6%)
Ampex Corp. (b)	1,959	39,944
Ansoft Corp. (b)	3,673	125,066
Arrow Electronics, Inc. (b)	63,844	2,044,923
Avnet, Inc. (b)	35,310	845,321
Itron, Inc. (b)	55,468	2,220,939
Lamson & Sessions Co. (b)	5,510	137,860
LSI Logic Corp. (b)	5,517	44,136
Methode Electronics	11,500	114,655
Netlogic Microsystems, Inc. (b)	14,271	388,742

		5,961,586

Electronics (0.9%)
Aeroflex, Inc. (b)	67,000	720,250
American Science & Engineering, Inc. (b)	3,117	194,407
Bel Fuse, Inc.	13,100	416,580
Brady Corp., Class A	76,000	2,749,680

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Electronics (continued)
Conexant Systems, Inc. (b)	24,440	$55,234
Cree Research, Inc. (b)	51,300	1,294,812
IXYS Corp. (b)	16,300	190,547
Lecroy Corp. (b)	21,000	321,090
LoJack Corp. (b)	20,750	500,698
Mettler Toledo International, Inc. (b)	15,464	853,613
Rudolph Technologies, Inc. (b)	5,600	72,128
Varian Semiconductor Equipment Associates, Inc. (b)	16,000	702,880
Zygo Corp. (b)	7,398	108,677

		8,180,596

Energy (0.2%)
Sierra Pacific Resources (b)	83,000	1,082,320
Woodward Governor Co.	5,400	464,454

		1,546,774

Energy Sources (0.1%)
Covanta Holding Corp. (b)	13,000	195,780
Headwaters, Inc. (b)	19,300	683,992

		879,772

Engineering Services (0.4%)
Foster Wheeler Ltd. (b)	14,600	536,988
McDermott International, Inc. (b)	49,986	2,229,876
Michael Baker Corp. (b)	25,704	656,737

		3,423,601

Entertainment (0.9%)
Lions Gate Entertainment Corp. (b)	74,000	568,320
LodgeNet Entertainment Corp. (b)	11,148	155,403
Netflix, Inc. (b)	67,000	1,813,020
Speedway Motorsports, Inc.	28,700	995,029
Take-Two Interactive Software, Inc. (b)	159,910	2,830,407
THQ, Inc. (b)	76,400	1,822,140

		8,184,319

Environmental Services (0.5%)
Clean Harbors, Inc. (b)	35,252	1,015,610
Stericycle, Inc. (b)	69,537	4,094,339

		5,109,949

Financial (3.3%)
Alabama National Bankcorp	10,400	673,504
Central Pacific Financial Corp.	108,300	3,890,136

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Financial (continued)
Collegiate Funding Services (b)	2,300	$45,425
Colonial Bancgroup, Inc.	36,400	867,048
Commerce Bancshares, Inc.	12,883	671,462
East-West Bancorp, Inc.	94,100	3,433,709
Financial Federal Corp.	98,500	4,378,325
First Midwest Bancorp, Inc.	14,800	518,888
First State Bancorp	3,100	74,369
Greenhill & Co., Inc.	81,851	4,596,752
Investment Technology Group, Inc. (b)	37,300	1,321,912
Morningstar, Inc. (b)	86,700	3,003,288
OceanFirst Financial Corp.	2,100	47,796
Prosperity Bancshares, Inc.	40,000	1,149,600
Raymond James Financial, Inc.	12,633	475,885
Stifel Financial (b)	5,196	195,318
TCF Financial Corp.	1,732	47,006
Texas Regional Bancshares, Inc., Class A	64,755	1,832,567
TierOne, Corp.	2,660	78,231
UCBH Holdings, Inc.	13,400	239,592
United PanAm Financial Corp. (b)	34,230	885,530
Westamerica Bankcorp.	32,000	1,698,240

		30,124,583

Financial Services (2.5%)
Bank of Hawaii Corp.	36,851	1,899,301
Bankrate, Inc. (b)	34,070	1,005,746
City National Corp.	40,832	2,957,870
CompuCredit Corp. (b)	7,900	303,992
Corporate Executive Board Co.	80,900	7,256,731
Cullen/Frost Bankers, Inc.	4,802	257,771
Downey Financial Corp.	39,425	2,696,276
Factset Research Systems, Inc.	145,250	5,978,490
Federal Agricultural Mortgage Corp.	1,900	56,867
Nelnet, Inc. (b)	1,790	72,817
Protective Life Corp.	5,000	218,850
SWS Group, Inc.	3,000	62,820
Westcorp, Inc.	22,761	1,516,110

		24,283,641

Food & Beverage (1.3%)
AFC Enterprises, Inc.	109,450	1,654,884
Chiquita Brands International, Inc.	61,454	1,229,695
Corn Products International, Inc.	5,200	124,228

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Food & Beverage (continued)
Del Monte Foods Co. (b)	21,804	$227,416
Domino’s Pizza, Inc.	58,699	1,420,516
Hansen Natural Corp. (b)	9,800	772,338
M & F Worldwide Corp. (b)	17,991	293,613
Peet’s Coffee & Tea, Inc. (b)	65,800	1,997,030
Pilgrim’s Pride Corp.	56,377	1,869,461
Ruddick Corp.	19,100	406,448
Sensient Technologies Corp.	14,100	252,390
The J.M. Smucker Co.	58,600	2,578,400

		12,826,419

Food Distributors, Supermarkets & Wholesalers (0.3%)
Nasch-Finch Co.	25,049	638,249
Seaboard Corp.	840	1,269,240
Spartan Stores, Inc. (b)	10,441	108,795
Tootsie Roll Industries	31,400	908,402
United Natural Foods, Inc. (b)	10,400	274,560
Weis Markets, Inc.	2,611	112,377

		3,311,623

Funeral Services (0.0%)
Alderwoods Group, Inc. (b)	16,573	263,014

Gaming (0.7%)
Global Payment, Inc.	43,772	2,040,213
Kerzner International Ltd. (b)	48,200	3,313,750
Lakes Entertainment, Inc. (b)	10,600	70,490
Shuffle Master, Inc. (b)	54,250	1,363,845

		6,788,298

General Merchandise (0.3%)
Provide Commerce (b)	86,500	2,864,015

Healthcare (4.6%)
American Healthways, Inc. (b)	84,800	3,837,200
Amsurg Corp. (b)	161,416	3,689,970
Apria Healthcare Group, Inc. (b)	8,900	214,579
Beverly Enterprises, Inc. (b)	78,500	916,095
Centene Corp. (b)	9,400	247,126
Charles River Laboratories International, Inc. (b)	26,000	1,101,620
Dendrite International, Inc. (b)	148,400	2,138,444
Dentsply International, Inc.	5,480	294,221
Genesis Healthcare Corp. (b)	33,720	1,231,454
Haemonetics Corp. (b)	33,038	1,614,237
Henry Schein, Inc. (b)	28,000	1,221,920
IDEXX Laboratories, Inc. (b)	85,852	6,179,626

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Healthcare (continued)
K-V Pharmaceutical Co. (b)	158,050	$3,255,830
Magellan Health Services, Inc. (b)	40,344	1,268,819
Mentor Corp.	85,200	3,926,016
Nautilus, Inc.	9,000	167,940
Respironics, Inc. (b)	79,573	2,949,771
Serologicals Corp. (b)	29,500	582,330
Sierra Health Services, Inc. (b)	31,217	2,496,111
Techne Corp. (b)	71,605	4,020,621
Vertrue, Inc. (b)	43,688	1,543,497
WellCare Health Plans Inc. (b)	9,400	383,990

		43,281,417

Home Furnishings (0.5%)
Bassett Furniture Industries, Inc.	44,394	821,289
Genlyte Group, Inc. (b)	17,800	953,546
SCP Pool Corp.	81,700	3,040,874
Select Comfort Corp. (b)	15,200	415,720

		5,231,429

Hospitals (0.0%)
Kinetic Concept (b)	3,747	148,981

Hotels, Restaurants & Leisure (0.4%)
Boykin Lodging Co. (b)	15,223	186,025
Great Wolf Resorts, Inc. (b)	94,986	979,306
LA Quinta Corp. (b)	91,700	1,021,538
Lasalle Hotel Properties	32,500	1,193,400
Orient Express Hotels Ltd.	12,100	381,392

		3,761,661

Human Resources (0.1%)
Hudson Highland Group, Inc. (b)	12,200	211,792
Resources Connection, Inc. (b)	16,000	416,960
Spherion Corp. (b)	4,400	44,044

		672,796

Instruments (0.0%)
X-Rite, Inc.	2,600	26,000

Insurance (2.4%)
American Financial Group, Inc.	24,681	945,529
American Physicians Capital, Inc. (b)	600	27,474
Arch Capital Group Ltd. (b)	24,300	1,330,425
Argonaut Group, Inc. (b)	3,600	117,972
Aspen Insurance Holdings Ltd.	165,100	3,907,917
Brown & Brown, Inc.	51,600	1,575,864

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Insurance (continued)
Conseco, Inc. (b)	41,609	$964,081
Endurance Specialty Holdings Ltd.	39,473	1,415,107
First American Corp.	10,307	466,907
HCC Insurance Holdings, Inc.	30,150	894,852
Hilb, Rogal & Hamilton Co.	26,300	1,012,813
LandAmerica Financial Group, Inc.	33,225	2,073,240
Max Re Capital Ltd.	46,200	1,199,814
Meadowbrook Insurance Group, Inc. (b)	173,400	1,012,656
Phoenix Co., Inc.	8,400	114,576
Safety Insurance Group, Inc.	33,910	1,368,947
Selective Insurance Group, Inc.	9,244	490,856
Stewart Information Services Corp.	2,588	125,958
Tower Group, Inc.	33,600	738,528
United Fire & Casualty Co.	17,200	695,396
Zenith National Insurance Corp.	61,320	2,828,078

		23,306,990

Internet Content (1.1%)
1-800-CONTACTS, Inc. (b)	2,500	29,275
1-800-FLOWERS.COM, Inc. (b)	49,160	315,607
Captiva Software Corp. (b)	5,789	128,805
Checkfree Corp. (b)	108,785	4,993,232
Click Commerce, Inc. (b)	14,100	296,382
CNET Networks, Inc. (b)	143,449	2,107,266
Infospace, Inc. (b)	6,500	167,830
Internet Capital Group, Inc. (b)	3,800	31,236
Nutri/System, Inc. (b)	4,200	151,284
Overstock.com, Inc. (b)	36,700	1,033,105
SINA Corp. (b)	36,400	879,424

		10,133,446

Internet Services (0.6%)
Akamai Technologies, Inc. (b)	119,100	2,373,663
Blue Coat Systems, Inc. (b)	3,697	169,027
eCollege.com, Inc. (b)	5,700	102,771
Interwoven, Inc. (b)	105,700	895,279
J2 Global Communications, Inc. (b)	2,700	115,398
Online Resources & Communications Corp. (b)	11,500	127,075
Trizetto Group, Inc. (b)	37,117	630,618
United Online, Inc.	89,001	1,265,594
WebMethods, Inc. (b)	60,400	465,684

		6,145,109

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Investment Advisers (0.2%)
Calamos Asset Management, Inc.	65,782	$2,068,844

Leisure (1.4%)
Gaylord Entertainment (b)	126,900	5,531,571
Steinway Musical Instruments, Inc. (b)	8,909	227,269
Sunterra Corp. (b)	10,800	153,576
Vail Resorts, Inc. (b)	134,446	4,440,751
WMS Industries, Inc. (b)	101,300	2,541,617

		12,894,784

Lighting Products (0.0%)
Color Kinetics, Inc. (b)	5,500	79,145

Machinery (3.2%)
AGCO Corp. (b)	18,100	299,917
Applied Industrial Technology, Inc.	55,954	1,885,090
Bucyrus International Inc., Class A	49,800	2,624,460
Cascade Corp.	200	9,382
Cognex Corp.	39,900	1,200,591
Columbus McKinnon Corp. (b)	6,156	135,309
Commercial Metals Co.	23,900	897,206
Cummins Engine, Inc.	22,530	2,021,617
Dionex Corp. (b)	38,600	1,894,488
Flow International Corp. (b)	24,571	206,888
Gardner Denver, Inc. (b)	9,210	454,053
Gehl Co. (b)	10,600	278,250
Graco, Inc.	11,300	412,224
IDEX Corp.	16,400	674,204
Intevac (b)	35,800	472,560
JLG Industries, Inc.	64,143	2,928,769
Joy Global, Inc.	123,750	4,950,000
Kennametal, Inc.	10,950	558,888
Lincoln Electric Holdings, Inc.	5,400	214,164
Middleby Corp. (b)	27,000	2,335,500
Regal-Beloit Corp.	28,200	998,280
Roper Industries, Inc.	42,800	1,691,028
Stewart & Stevenson Services, Inc.	25,100	530,363
Wabtec Corp.	29,900	804,310
Zebra Technologies Corp. (b)	38,247	1,638,884

		30,116,425

Manufactured Housing (0.1%)
Fleetwood Enterprises, Inc. (b)	44,000	543,400

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Manufacturing (0.3%)
Actuant Corp.	15,700	$876,060
Acuity Brands, Inc.	15,800	502,440
Blount International, Inc. (b)	48,227	768,256
Flanders Corp. (b)	8,900	108,224
Gerber Scientific, Inc. (b)	20,789	198,951
Lone Star Technologies, Inc. (b)	3,600	185,976

		2,639,907

Materials (0.2%)
Ceradyne Inc. (b)	46,580	2,040,204
Sun Hydraulics Corp.	4,630	89,498

		2,129,702

Medical Equipment & Supplies (1.2%)
Alliance Imaging, Inc. (b)	26,163	155,670
Allscripts Healthcare Solutions, Inc. (b)	161,400	2,162,760
American Medical Systems Holdings, Inc. (b)	53,100	946,773
Candela Corp. (b)	3,264	47,132
Cepheid, Inc. (b)	7,900	69,362
Cutera, Inc. (b)	14,070	370,885
Cyberonics, Inc. (b)	24,700	797,810
Kyphon, Inc. (b)	37,600	1,535,208
Per-Se Technologies, Inc. (b)	22,105	516,373
Sybron Dental Specialties, Inc. (b)	40,798	1,624,168
Unifirst Corp.	23,400	727,740
Wright Medical Group, Inc. (b)	44,100	899,640
Young Innovations, Inc.	44,300	1,509,744

		11,363,265

Medical Products (2.2%)
Arqule (b)	9,000	55,080
Arrow International, Inc.	28,713	832,390
Bio-Rad Laboratories, Inc., Class A (b)	11,000	719,840
Cantel Medical Corp. (b)	1,937	34,750
CNS, Inc.	24,861	544,705
Cotherix, Inc. (b)	9,200	97,704
Dade Behring Holdings, Inc.	117,506	4,804,819
Edwards Lifesciences Corp. (b)	19,456	809,564
Enzo Biochem, Inc. (b)	2,500	31,050
Gen-Probe, Inc. (b)	29,800	1,453,942
Healthtronics, Inc. (b)	11,203	85,703
Hologic, Inc. (b)	4,660	176,707
ICU Medical, Inc. (b)	69,539	2,726,624

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Medical Products (continued)
Impax Laboratories, Inc. (b)	78,600	$841,020
Martek Biosciences Corp. (b)	33,900	834,279
Millipore Corp. (b)	5,843	385,872
Momenta Pharmaceuticals, Inc. (b)	11,600	255,664
Nutraceutical International Corp. (b)	17,225	233,399
Owens & Minor, Inc.	37,295	1,026,731
PSS World Medical, Inc. (b)	185,600	2,754,304
Surmodics, Inc. (b)	26,643	985,525
Symmetry Medical, Inc. (b)	69,100	1,339,849
Vital Signs, Inc.	3,452	147,815

		21,177,336

Medical Systems (0.1%)
Computer Programs & Systems, Inc.	7,600	314,868
NDCHealth Corp. (b)	7,132	137,148
Tripath Imaging, Inc. (b)	15,000	90,600

		542,616

Metals (0.4%)
Allegheny Technologies, Inc.	3,699	133,460
Cleveland Cliffs, Inc.	7,900	699,703
Earle M. Jorgensen Co. (b)	16,953	156,476
Gibraltar Industries Inc.	33,900	777,666
Quanex Corp.	44,118	2,204,577

		3,971,882

Minerals (0.0%)
AMCOL International	16,900	346,788

Mining (0.3%)
Compass Minerals International, Inc.	91,300	2,240,502
Randgold Resources Ltd. (b)	15,400	248,402
Royal Gold	23,100	802,263

		3,291,167

Motion Pictures & Services (0.2%)
Dreamworks Animation Skg, Inc. (b)	68,301	1,677,473

Networking Products (0.0%)
3Com Corp. (b)	111,000	399,600

Office Equipment & Supplies (0.5%)
CompX International, Inc. (b)	2,866	45,913
Ennis Business Forms, Inc.	74,700	1,357,299

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Office Equipment & Supplies (continued)
John H. Harland, Co.	40,114	$1,508,286
Standard Register Co.	4,200	66,402
United Stationers, Inc. (b)	40,100	1,944,851

		4,922,751

Oil & Gas (6.5%)
Atwood Oceanics, Inc. (b)	11,400	889,542
Bill Barrett Corp. (b)	33,300	1,285,713
Cabot Oil & Gas Corp., Class A	23,767	1,071,892
Cal Dive International, Inc. (b)	149,400	5,361,965
Callon Petroleum Co. (b)	23,825	420,511
Carbo Ceramics, Inc.	25,650	1,449,738
Cimarex Energy Co. (b)	74,248	3,193,406
Encore Acquisition Co. (b)	120,450	3,859,218
Energen Corp.	75,797	2,752,947
Energysouth, Inc.	1,400	37,492
Frontier Oil Corp.	65,971	2,475,892
Giant Industries, Inc. (b)	9,659	501,882
Global Industries Ltd. (b)	34,400	390,440
Grey Wolf, Inc. (b)	123,200	952,336
Hydril Co. (b)	15,000	939,000
National-Oilwell, Inc. (b)	46,452	2,912,540
Newfield Exploration Co. (b)	68,100	3,409,767
Nicor, Inc.	29,821	1,172,264
Oceaneering International, Inc. (b)	67,100	3,340,238
Offshore Logistics, Inc. (b)	22,998	671,542
Oil States International Inc. (b)	31,700	1,004,256
Parker Drilling Co. (b)	19,800	214,434
Pioneer Drilling Co. (b)	26,800	480,524
Range Resources Corp.	164,350	4,328,979
Seacor Holdings, Inc. (b)	8,063	549,090
St. Mary Land & Exploration Co.	131,400	4,836,834
Swift Energy Co. (b)	48,807	2,199,731
Tesoro Petroleum Corp.	16,505	1,015,883
Tetra Technologies, Inc. (b)	8,700	265,524
UGI Corp.	89,940	1,852,764
Union Drilling, Inc. (b)	62,490	907,980
Unit Corp. (b)	54,000	2,971,620
Universal Compression Holdings, Inc. (b)	3,600	148,032
Vintage Petroleum, Inc.	21,977	1,172,033
W-H Energy Services, Inc. (b)	22,600	747,608

		59,783,617

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Oil & Gas Exploration Services (1.1%)
Carrizo Oil & Gas, Inc. (b)	9,400	$232,274
Clayton Williams Energy, Inc. (b)	918	38,317
Comstock Resources, Inc. (b)	28,600	872,586
Core Laboratories NV (b)	11,005	411,147
Forest Oil Corp. (b)	35,533	1,619,239
GMX Resources, Inc. (b)	25,200	907,200
Harvest Natural Resources, Inc. (b)	65,420	580,930
Hornbeck Offshore Services, Inc. (b)	6,500	212,550
KCS Energy, Inc. (b)	42,000	1,017,240
Quicksilver Resources, Inc. (b)	37,290	1,566,553
Southwestern Energy Co. (b)	8,258	296,793
Superior Well Services, Inc. (b)	7,000	166,320
Trico Marine Services, Inc. (b)	5,100	132,600
Veritas DGC, Inc. (b)	60,607	2,150,941
Whiting Petroleum Corp. (b)	12,000	480,000

		10,684,690

Packaging (0.1%)
STAMPS.COM, Inc. (b)	53,400	1,226,064

Paper & Related Products (0.1%)
Glatfelter Co.	18,300	259,677
Packaging Corp. of America	14,800	339,660
Rayonier, Inc.	11,048	440,263
Rock-Tenn Co.	2,575	35,149

		1,074,749

Patient Monitoring Equipment (0.1%)
Aspect Medical Systems, Inc. (b)	10,500	360,675
Somanetics Corp. (b)	7,500	240,000

		600,675

Pharmaceuticals (1.4%)
Acadia Pharmaceuticals, Inc. (b)	4,800	47,280
Adams Respiratory Therapeutics Inc. (b)	36,716	1,492,873
Alkermes, Inc. (b)	134,578	2,573,131
Alpharma, Inc., Class A	99,303	2,831,129
Connetics Corp. (b)	5,400	78,030
Enzon Pharmaceuticals, Inc. (b)	24,600	182,040
King Pharmaceuticals, Inc. (b)	121,069	2,048,487
Kos Pharmaceuticals, Inc. (b)	2,600	134,498
Medicis Pharmaceutical Corp., Class A	4,600	147,430
Noven Pharmaceuticals, Inc. (b)	53,800	813,994

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Pharmaceuticals (continued)
OSI Pharmaceuticals, Inc. (b)	2,958	$82,942
Perrigo Co.	7,300	108,843
Taro Pharmaceuticals USA, Inc. (b)	30,700	428,879
United Therapeutics Corp. (b)	7,000	483,840
Viropharma, Inc. (b)	82,827	1,536,441

		12,989,837

Power Conversion & Supply Equipment (0.0%)
Vicor Corp.	2,900	45,849

Printing (0.2%)
Consolidated Graphics, Inc. (b)	2,006	94,964
Proquest Co. (b)	25,700	717,287
Scholastic Corp. (b)	27,813	792,949
Vistaprint Ltd. (b)	20,500	466,457

		2,071,657

Publishing (0.1%)
Journal Register Co.	16,900	252,655
Meredith Corp.	11,400	596,676
Playboy Enterprises, Inc. (b)	15,724	218,406

		1,067,737

Real Estate Investment Trust (2.2%)
Affordable Residential Communities	14,000	133,420
Alexander’s, Inc. (b)	2,000	491,000
American Campus Communities, Inc.	4,533	112,418
American Financial Realty Trust	78,300	939,600
Arbor Realty Trust, Inc.	4,800	124,416
Ashford Hospitality Trust, Inc.	145,740	1,528,813
Biomed Realty Trust, Inc.	27,650	674,660
CBL & Associates Properties, Inc.	46,831	1,850,293
Deerfield Triarc Capital Corp.	34,200	468,540
Entertainment Properties Trust	2,300	93,725
Equity Inns, Inc.	95,100	1,288,605
First Industrial Realty Trust, Inc.	25,800	993,300
Getty Realty Corp.	1,600	42,064
Glimcher Realty Trust	27,000	656,640
Highwood Properties Inc.	21,900	623,055
HomeBanc Corp.	18,800	140,624
Housevalues, Inc. (b)	47,900	624,137
Inland Real Estate Corp.	31,800	470,322
InnKeepers USA Trust	35,557	568,912
Investors Real Estate Trust	6,000	55,380

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Real Estate Investment Trust (continued)
Jer Investors Trust, Inc.	49,100	$832,245
Jones Lang LaSalle, Inc.	31,500	1,586,025
KKR Financial Corp.	21,200	508,588
Lexington Corporate Properties Trust	22,100	470,730
LTC Properties, Inc.	30,400	639,312
Luminent Mortgage Capital, Inc.	15,800	118,658
MeriStar Hospitality Corp. (b)	65,453	615,258
Mission West Properties, Inc.	16,772	163,359
National Health Investors, Inc.	3,000	77,880
Nationwide Health Properties, Inc.	50,700	1,084,980
OMEGA Healthcare Investors, Inc.	61,000	767,990
PS Business Parks, Inc.	3,606	177,415
Republic Property Trust (b)	88,900	1,066,800
Saul Centers, Inc.	999	36,064
Tanger Factory Outlet Centers, Inc.	20,843	599,028
Taubman Centers, Inc.	16,300	566,425
Universal Health Realty Income Trust	3,450	108,123
Winston Hotels, Inc.	9,000	89,100

		21,387,904

Real Estate Management & Development (0.0%)
Avatar Holdings (b)	1,200	65,904

Recreation (0.0%)
Main Street & Main (b)	19,755	86,724

Research & Development (0.1%)
Albany Molecular Research (b)	23,517	285,732
Kendle International (b)	15,277	393,230
PRA International (b)	18,856	530,796

		1,209,758

Resorts & Theme Parks (0.0%)
Bluegreen Corp. (b)	16,041	253,448

Restaurants (0.8%)
CKE Restaurants, Inc.	49,699	671,433
IHOP Corp.	23,700	1,111,767
Lone Star Steakhouse & Saloon, Inc.	4,300	102,082
Luby’s Cafeteria, Inc. (b)	29,065	386,565
Papa John’s International, Inc. (b)	23,582	1,398,648
PF Chang’s China Bistro, Inc. (b)	50,400	2,501,352
Ruby Tuesday, Inc.	20,000	517,800
Ryan’s Restaurant Group, Inc. (b)	63,000	759,780

		7,449,427

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Retail (5.5%)
AC Moore Arts & Crafts, Inc. (b)	14,500	$210,975
Barnes & Noble, Inc.	39,444	1,683,075
Bebe Stores, Inc.	35,700	500,871
Big 5 Sporting Goods Corp.	66,000	1,444,740
BJ’s Restaurants, Inc. (b)	98,435	2,250,224
Blair Corp.	2,746	106,929
Blue Nile, Inc. (b)	79,200	3,192,552
Bon-Ton Stores, Inc.	9,000	172,170
Brown Shoe Company, Inc.	2,152	91,309
Build-A-Bear Workshop, Inc. (b)	85,100	2,522,364
Cabelas, Inc., Class A (b)	18,900	313,740
Carter’s, Inc. (b)	46,900	2,760,065
Cato Corp.	24,500	525,525
Charming Shoppes, Inc. (b)	96,103	1,268,560
Children’s Place Retail Stores, Inc. (b)	28,857	1,426,113
Citi Trends, Inc. (b)	56,800	2,424,792
CSK Auto Corp. (b)	16,933	255,350
DEB Shops	2,500	74,325
Deckers Outdoor Corp. (b)	53,500	1,477,670
EZCorp, Inc. (b)	7,328	111,972
Fossil, Inc. (b)	122,800	2,641,428
Genesco, Inc. (b)	31,890	1,237,013
Handleman Co.	5,100	63,342
Loews Corp.	82,001	3,607,224
Longs Drug Stores Corp.	56,362	2,051,013
Maidenform Brands, Inc. (b)	137,600	1,742,016
Pacific Sunwear of California, Inc. (b)	36,200	902,104
Pantry, Inc. (b)	68,477	3,217,734
Payless ShoeSource, Inc. (b)	82,180	2,062,718
Petco Animal Supplies, Inc. (b)	20,000	439,000
Ralcorp Holding, Inc. (b)	15,900	634,569
Rex Stores Corp. (b)	44,200	664,768
Rocky Mountain Chocolate Factory, Inc.	26,800	436,197
School Specialty, Inc. (b)	22,800	830,832
Shoe Carnival (b)	17,500	383,600
Spectrum Brands, Inc. (b)	25,700	521,967
Stage Store, Inc.	2,785	82,937
Talbots, Inc.	29,100	809,562
The Dress Barn, Inc. (b)	19,389	748,609
The Finish Line, Inc.	9,800	170,716
The Sports Authority, Inc. (b)	1,800	56,034
The Sportsman’s Guide (b)	3,641	86,838

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Retail (continued)
Tractor Supply Co. (b)	62,389	$3,302,874
Trans World Entertainment Corp. (b)	11,513	65,624
Tuesday Morning Corp.	67,900	1,420,468
Zumiez, Inc. (b)	20,500	886,010

		51,878,518

Schools (0.7%)
Bright Horizons Family Solutions, Inc. (b)	69,800	2,586,090
Strayer Education, Inc.	45,100	4,225,870

		6,811,960

Security Services (0.1%)
Checkpoint Systems, Inc. (b)	31,300	771,545

Semiconductor Equipment (0.6%)
ADE Corp. (b)	12,800	307,968
Axcelis Technologies, Inc. (b)	110,600	527,562
Integrated Device Technology, Inc. (b)	16,200	213,516
Kopin Corp. (b)	5,300	28,355
Lattice Semiconductor Corp. (b)	95,300	411,696
OmniVision Technologies, Inc. (b)	19,000	379,240
ON Semiconductor Corp. (b)	88,100	487,193
Power Integrations, Inc. (b)	32,500	773,825
SiRF Technology Holdings, Inc. (b)	5,523	164,585
Standard Microsystems Corp. (b)	11,400	327,066
Tessera Technologies, Inc. (b)	90,600	2,342,010

		5,963,016

Semiconductors (0.3%)
Cirrus Logic, Inc. (b)	6,786	45,330
Cymer, Inc. (b)	12,643	448,953
Emulex Corp. (b)	69,950	1,384,311
Genesis Microchip, Inc. (b)	18,500	334,665
Micrel, Inc. (b)	36,200	419,920
PortalPlayer Inc. (b)	3,471	98,299
Semtech Corp. (b)	4,400	80,344
Silicon Image, Inc. (b)	3,300	29,865

		2,841,687

Software (0.3%)
Actuate Corp. (b)	11,850	37,209
Blackbaud, Inc.	108,800	1,858,304
SPSS Inc. (b)	6,835	211,407
Vignette Corp. (b)	24,400	397,964

		2,504,884

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Steel (1.0%)
AK Steel Holding Corp. (b)	7,858	$62,471
Chaparral Steel (b)	6,586	199,227
Novamerican Steel, Inc. (b)	5,430	213,730
NS Group, Inc. (b)	2,900	121,249
Oregon Steel Mills, Inc. (b)	6,900	202,998
Reliance Steel & Aluminum Co.	61,719	3,772,265
Ryerson Tull, Inc.	37,000	899,840
Shaw Group, Inc. (b)	26,500	770,885
Shiloh Industries, Inc. (b)	8,178	108,440
Texas Industries, Inc.	66,734	3,326,023

		9,677,128

Technology (0.8%)
Atheros Communications (b)	65,400	850,200
Black Box Corp.	17,400	824,412
CACI International, Inc., Class A (b)	23,100	1,325,478
Coherent, Inc. (b)	32,000	949,760
Electronics For Imaging, Inc. (b)	52,200	1,389,042
Intergraph Corp. (b)	45,071	2,244,986
Progress Software Corp. (b)	5,160	146,441
Tessco Technologies, Inc. (b)	11,879	196,479

		7,926,798

Telecommunication Equipment (0.3%)
Anaren Microwave, Inc. (b)	3,600	56,268
Arris Group, Inc. (b)	101,400	960,258
Polycom, Inc. (b)	66,600	1,018,980
SpectraLink Corp.	22,900	271,823
Tekelec (b)	17,600	244,640
West Corp. (b)	6,837	288,180

		2,840,149

Telecommunication Services (1.4%)
Alaska Communications Systems Group Inc.	229,685	2,333,600
Cincinnati Bell (b)	25,118	88,164
CommScope, Inc. (b)	13,100	263,703
Comtech Telecommunications Corp. (b)	36,098	1,102,433
Fairpoint Communications, Inc.	44,100	456,876
Golden Telecom, Inc.	6,900	179,124
Jamdat Mobile, Inc. (b)	99,100	2,634,078
Premiere Global Services, Inc. (b)	97,784	794,984
SBA Communications Corp. (b)	221,912	3,972,225
Talk America Holdings, Inc. (b)	73,218	631,871
Valor Communications Group	67,307	767,300

		13,224,358

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Textiles (0.3%)
DHB Industries, Inc. (b)	14,967	$66,902
Greif, Inc.	24,978	1,655,542
Myers Industries, Inc.	44,500	648,810
Valhi	34,000	629,000

		3,000,254

Tire & Rubber (0.3%)
Cooper Tire & Rubber Co.	31,000	474,920
Goodyear Tire & Rubber Co. (b)	119,946	2,084,661

		2,559,581

Tools (0.1%)
Snap-On, Inc.	5,400	202,824
The Stanley Works	5,725	275,029

		477,853

Toys (0.2%)
Jakks Pacific, Inc. (b)	91,470	1,915,382

Transportation (2.0%)
Arkansas Best Corp.	7,549	329,740
EGL, Inc. (b)	6,554	246,234
Forward Air Corp.	9,728	356,531
Frontier Airlines, Inc. (b)	10,624	98,166
Genesee & Wyoming, Inc. (b)	3,400	127,670
Greenbrier Cos., Inc.	31,500	894,600
Heartland Express, Inc.	35,601	722,344
HUB Group, Inc., Class A (b)	20,000	707,000
J.B. Hunt Transport Services, Inc.	164,400	3,722,016
Kansas City Southern Industries, Inc. (b)	168,160	4,108,149
Kirby Corp. (b)	7,523	392,475
Knight Transportation, Inc.	25,509	528,802
Landstar System, Inc.	142,296	5,939,435
Old Dominion Freight Line, Inc. (b)	12,089	326,161
Pacer International, Inc.	8,500	221,510
Sirva, Inc. (b)	7,000	56,000
SkyWest, Inc.	18,517	497,367

		19,274,200

Travel Services (0.3%)
Ambassadors Group, Inc.	105,860	2,423,135

Utilities (0.8%)
Allegheny Energy, Inc. (b)	30,166	954,754
American States Water Co.	21,800	671,440

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Investments — December 31, 2005 (continued)

Shares		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Utilities (continued)
Cleco Corp.	10,100	$210,585
Gasco Energy Inc. (b)	296,000	1,932,881
IDACORP, Inc.	13,400	392,620
Northwestern Corp.	28,500	885,495
Otter Tail Corp.	5,482	158,868
Pepco Holdings, Inc.	6,858	153,413
Pico Holdings, Inc. (a) (b)	3,105	100,167
Westar Energy, Inc.	82,100	1,765,150

		7,225,373

Veterinary Diagnostics (0.5%)
Petmed Express, Inc. (b)	43,433	615,446
VCA Antech, Inc. (b)	162,400	4,579,680

		5,195,126

Waste Disposal (0.1%)
Metal Management, Inc.	49,034	1,140,531

Wholesale Distribution (0.2%)
Beacon Roofing Supply, Inc. (b)	76,200	2,189,226

Wire & Cable Products (0.0%)
Encore Wire Corp. (b)	7,000	159,320

Wireless Equipment (0.1%)
CalAmp Corp. (b)	16,513	173,221
Glenayre Technologies, Inc. (b)	22,574	73,366
Novatel Wireless, Inc. (b)	15,000	181,650
Orchid Cellmark, Inc. (b)	13,000	98,800
Powerwave Technologies, Inc. (b)	32,800	412,296

		939,333

		771,655,964

Total Common Stocks		929,485,188

Shares		Value

MUTUAL FUND (0.3%)
United States (0.3%)
Federated Prime Obligation, Institutional Class,
3.83%, 05/01/42	780,565	$780,565
iShares MSCI AEFE Index Fund	36,902	2,194,193

Total Mutual Fund		2,974,758

RIGHTS (0.0%)
HONG KONG (0.0%)
Diversified Operations (0.0%)
HKR International Ltd. (b)	90,666	0

Total Rights		0

Total Investments (Cost $752,820,688) (a) — 98.0%		932,459,946

Other assets in excess of liabilities — 2.0%		19,237,233

NET ASSETS — 100.0%		$951,697,179

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $752,820,688)	$932,459,946

Cash	20,552,060
Foreign currencies, at value (cost $11,092)	11,145
Interest and dividends receivable	824,229
Receivable for capital shares issued	369,306
Receivable for investments sold	4,067,963
Reclaims receivable	77,905
Prepaid expenses and other assets	5,734

Total Assets	958,368,288

Liabilities:
Payable for investments purchased	4,065,711
Distributions payable	1,765
Payable for capital shares redeemed	1,570,640
Accrued expenses and other payables:
Investment advisory fees	760,054
Fund administration and transfer agent fees	58,723
Distribution fees	15,590
Administrative servicing fees	112,104
Other	86,522

Total Liabilities	6,671,109

Net Assets	$951,697,179

Represented by:
Capital	$765,393,227
Accumulated net investment income (loss)	(3,950)
Accumulated net realized gains (losses) from investment, futures, and foreign currency transactions	6,677,841
Net unrealized appreciation (depreciation) on investments, and translation of assets and liabilities denominated in foreign currencies	179,630,061

Net Assets	$951,697,179

Net Assets:
Class I Shares	$831,778,341
Class II Shares	74,165,283
Class III Shares	2,548,033
Class IV Shares	43,205,522

Total	$951,697,179

Shares outstanding (unlimited number of shares authorized):
Class I Shares	36,516,846
Class II Shares	3,291,871
Class III Shares	111,768
Class IV Shares	1,896,837

Total	41,817,322

Net asset value and offering price per share:*
Class I Shares	$22.78
Class II Shares	$22.53
Class III Shares	$22.80
Class IV Shares	$22.78

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$152,831
Dividend income (net of foreign withholding tax of $286,274)	9,570,243
Income from securities lending	1,256

Total Income	9,724,330

Expenses:
Investment advisory fees	8,420,670
Fund administration and transfer agent fees	684,957
Distribution fees Class II Shares	141,413
Administrative servicing fees Class I Shares	1,198,348
Administrative servicing fees Class II Shares	79,412
Administrative servicing fees Class III Shares	2,380
Administrative servicing fees Class IV Shares	64,193
Other	858,838

Total expenses before earnings credit	11,450,211
Earnings credit (Note 6)	(424,740)

Total Expenses	11,025,471

Net Investment Income (Loss)	(1,301,141)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	120,982,534
Net realized gains (losses) on futures transactions	382,618
Net realized gains (losses) on foreign currency transactions	87,565

Net realized gains (losses) on investment, futures and foreign currency transactions	121,452,717
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(14,764,220)

Net realized/unrealized gains (losses) on investments and foreign currencies	106,688,497

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$105,387,356

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$(1,301,141)	$(1,456,197)
Net realized gains (losses) on investment, futures and foreign currency transactions	121,452,717	141,840,497
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(14,764,220)	7,887,746

Change in net assets resulting from operations	105,387,356	148,272,046

Distributions to Class I shareholders from:
Net realized gains on investments	(98,327,246)	(91,891,042)
Distributions to Class II shareholders from:
Net realized gains on investments	(8,568,979)	(6,183,979)
Distributions to Class III shareholders from:
Net realized gains on investments	(286,066)	(188,614)
Distributions to Class IV shareholders from:
Net realized gains on investments	(5,128,514)	(5,035,188)

Change in net assets from shareholder distributions	(112,310,805)	(103,298,823)

Change in net assets from capital transactions	49,630,032	36,143,657

Change in net assets	42,706,583	81,116,880
Net Assets:
Beginning of period	908,990,596	827,873,716

End of period	$951,697,179	$908,990,596

Accumulated net investment income (loss)	$(3,950)	$(171,732)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$67,059,444	$64,894,504
Dividends reinvested	98,327,163	91,891,014
Cost of shares redeemed	(144,232,974)	(142,732,941)

	21,153,633	14,052,577

Class II Shares
Proceeds from shares issued	27,932,996	38,188,478
Dividends reinvested	8,568,973	6,183,977
Cost of shares redeemed	(7,594,280)	(16,783,644)

	28,907,689	27,588,811

Class III Shares
Proceeds from shares issued	1,343,097	1,472,863
Dividends reinvested	286,066	188,614
Cost of shares redeemed	(629,517)	(1,258,071)

	999,646	403,406

Class IV Shares
Proceeds from shares issued	2,139,926	3,384,134
Dividends reinvested	5,128,510	5,035,186
Cost of shares redeemed	(8,699,372)	(14,320,457)

	(1,430,936)	(5,901,137)

Change in net assets from capital transactions	$49,630,032	$36,143,657

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL COMPANY FUND

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Shares
Issued	2,859,443	2,841,189
Reinvested	4,289,345	4,000,480
Redeemed	(6,147,433)	(6,307,646)

	1,001,355	534,023

Class II Shares
Issued	1,185,745	1,687,196
Reinvested	377,859	271,227
Redeemed	(329,150)	(748,645)

	1,234,454	1,209,778

Class III Shares
Issued	53,774	63,858
Reinvested	12,469	8,204
Redeemed	(27,606)	(54,073)

	38,637	17,989

Class IV Shares
Issued	90,850	149,917
Reinvested	223,721	219,207
Redeemed	(369,438)	(638,110)

	(54,867)	(268,986)

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT Small Company Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class I Shares
Year Ended December 31, 2001(b)	$20.00	—	(1.34)	(1.34)	(0.02)	—	(0.02)	$18.64	(6.70%	)	$743,468	1.20%		0.02%		135.90%
Year Ended December 31, 2002	$18.64	(0.07)	(3.16)	(3.23)	—	—	—	$15.41	(17.33%	)	$561,836	1.18%		(0.33%	)	92.59%
Year Ended December 31, 2003	$15.41	(0.07)	6.39	6.32	—	—	—	$21.73	41.01%		$760,078	1.17%		(0.37%	)	93.72%
Year Ended December 31, 2004	$21.73	(0.04)	4.17	4.13	—	(2.90)	(2.90)	$22.96	19.02%		$815,585	1.19%		(0.17%	)	131.75%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	—	(2.99)	(2.99)	$22.78	12.32%		$831,778	1.20%		(0.12%	)	128.34%

Class II Shares
Period Ended December 31, 2002(c)	$18.70	(0.03)	(3.28)	(3.31)	—	—	—	$15.39	(17.70%	)(f)	$2,325	1.44%	(g)	(0.54%	)(g)	92.59%
Year Ended December 31, 2003	$15.39	(0.12)	6.37	6.25	—	—	—	$21.64	40.61%		$18,345	1.42%		(0.63%	)	93.72%
Year Ended December 31, 2004	$21.64	(0.07)	4.13	4.06	—	(2.90)	(2.90)	$22.80	18.78%		$46,906	1.44%		(0.42%	)	131.75%
Year Ended December 31, 2005	$22.80	(0.07)	2.79	2.72	—	(2.99)	(2.99)	$22.53	12.01%		$74,165	1.45%		(0.37%	)	128.34%

Class III Shares
Period Ended December 31, 2002(d)	$17.48	(0.01)	(2.05)	(2.06)	—	—	—	$15.42	(11.78%	)(f)	$51	1.15%	(g)	(0.25%	)(g)	92.59%
Year Ended December 31, 2003	$15.42	(0.08)	6.40	6.32	—	—	—	$21.74	40.99%		$1,199	1.17%		(0.39%	)	93.72%
Year Ended December 31, 2004	$21.74	(0.03)	4.17	4.14	—	(2.90)	(2.90)	$22.98	19.06%		$1,681	1.19%		(0.15%	)	131.75%
Year Ended December 31, 2005	$22.98	(0.02)	2.83	2.81	—	(2.99)	(2.99)	$22.80	12.31%		$2,548	1.22%		(0.14%	)	128.34%

Class IV Shares
Period Ended December 31, 2003(e)	$15.61	(0.05)	6.17	6.12	—	—	—	$21.73	39.21%	(f)	$48,252	1.16%	(g)	(0.36%	)(g)	93.72%
Year Ended December 31, 2004	$21.73	(0.04)	4.17	4.13	—	(2.90)	(2.90)	$22.96	19.02%		$44,819	1.19%		(0.18%	)	131.75%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	—	(2.99)	(2.99)	$22.78	12.32%		$43,206	1.20%		(0.12%	)	128.34%

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(c)	For the period from March 5, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from July 1, 2002 (commencement of operations) through December 31, 2002.

(e)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(f)	Not annualized.

(g)	Annualized.

See notes to financial statements.

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the GVIT Small Company Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee,

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be” announced (“TBA”) market and are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(k)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund had no securities on loan as of December 31, 2005.

(l)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e.,

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(m)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(n)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers, for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers*

- The Dreyfus Corporation

- Neuberger Berman, LLC

- Gartmore Global Partners**

- American Century Investment Management Company

- Morgan Stanley Investments Management, Inc.

- Waddell & Reed Investment Management Company

*	GMF, as investment adviser, directly manages a portion of the Fund.

**	Affliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.93% based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, GMF pays fees of 0.60% to the subadvisers.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as brokerdealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares on the Fund.

As of December 31, 2005, Nationwide Financial Services received $1,356,834 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III or Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III or Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III or Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $427.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $1,129,668,731 and sales of $1,195,868,754.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

For the year ended December 31, 2005, the Fund had purchases of $78,330,713 and sales of $60,297,619 of U.S. Government securities, which are included in the total purchases and sales in the sentence above.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$49,487,732	$62,823,073	$112,310,805	$—	$112,310,805
2004	—	103,298,823	103,298,823	—	103,298,823

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$4,548,000	$13,353,729	$17,901,729	$—	$(7,642,230)	$176,044,453	$186,303,952

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$756,406,295	$203,143,015	$(27,089,364)	$176,053,651

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires
Market Street All Pro Small Cap Growth	$4,584,168	2008
Market Street All Pro Small Cap Growth	1,527,056	2009
Market Street All Pro Small Cap Growth	1,527,056	2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $3,950.

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Small Company Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 21% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $62,823,073 as long term capital gain distributions for the maximum 15% income tax rate.

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Gartmore GVIT Money Market Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Money Market Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Money Market Fund (Class I at NAV) returned 2.67% versus 2.47% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds was 2.69%.

Our strategy remained relatively consistent during the reporting period due to our expectation that the Federal Reserve Board would continue to raise short-term interest rates, a perception that proved to be accurate. The Fed boosted its target overnight lending rate, the federal funds rate, by a total of eight 0.25% increments, ending with December’s hike to bring the rate to 4.25%. Some observers wondered if the central bank would pause in its credit-tightening campaign following Hurricane Katrina’s damage to the Gulf Coast area. Continued strength in the overall economy, however, prompted the Fed to stick to its recent pattern of implementing a small rate hike at each meeting of the Federal Open Market Committee. Given our anticipation of higher rates, we kept the Fund’s weighted average maturity (WAM) relatively short, in a range of 30 to 50 days. At year’s end, the Fund’s WAM stood at 48 days. A short WAM is beneficial in a rising-interest-rate environment, because this length of maturity allows the Fund to reinvest more promptly at higher yields.

Asset-backed securities continued to constitute a large percentage of the Fund’s assets—roughly 53% at the end of December. These securities, which are backed by pooled assets consisting of such investment vehicles as trade receivables, mortgages and credit cards, offered higher yields than those of traditional commercial paper and provided the Fund with greater diversification. We also favored floating-rate securities, which made up approximately 35% of the Fund’s assets at the end of the reporting period; in that sector, we concentrated on instruments tied to the one-month LIBOR (London Interbank Offered Rate). Floating-rate securities move roughly in tandem with the general level of short-term interest rates and, therefore, reward investors with higher yields when rates are rising.

The Fund benefited from a lack of adverse credit events during the period. To a considerable degree, we attribute this result to our in-depth research and monitoring of the overall money market environment as well as the individual securities owned by the Fund.

Overall, demand outstripped supply for the securities in our investment universe. As a result, we occasionally had to invest in shorter-dated securities than we would have preferred, which hampered Fund performance.

We anticipate making some changes in the Fund’s strategy in 2006, because the Fed has made clear its intention to stop raising interest rates soon. We therefore expect that, as rates stabilize, we will lengthen the Fund’s WAM and trim the Fund’s exposure to floating-rate securities in an effort to lock in higher yields. Some volatility in yields may occur as investors react to the uncertainty surrounding the timing of the Fed’s actions and the replacement of Alan Greenspan as Fed Chairman by Ben Bernanke. We will continue to monitor these developments and respond accordingly, in keeping with our goal of providing our shareholders with liquidity and income.

Portfolio Manager: Karen Mader

Floating-rate securities: Also known as floaters, these securities offer investors interest payments that reset periodically, with interest rates tied to and moving in accordance with (or inversely to) one interest-rate index or a combination of indexes in a set formula. In some cases, the reset period (daily, weekly, monthly, etc.) is determined by the index used, such as the federal funds rate or the Cost of Funds Index (COFI). The level of volatility in the chosen index also influences a floater’s risk level.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an

1

Gartmore GVIT Money Market Fund

investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Money Market Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Ten years
Class I2	2.67%	1.78%	3.52%
Class IV3	2.82%	1.85%	3.56%
Class V3	2.75%	1.83%	3.55%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
3	These returns until the creation of Class IV shares (April 28, 2003) and Class V shares (October 31, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV or Class V shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class V shares has not been adjusted to reflect its lower expenses.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Money Market Fund, the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet First Tier Retail is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Money Market Fund
Class I	Actual	$1,000.00	$1,015.90	$3.35	0.66%
	Hypothetical[1]	$1,000.00	$1,021.67	$3.37	0.66%
Class IV	Actual	$1,000.00	$1,016.70	$2.54	0.50%
	Hypothetical[1]	$1,000.00	$1,022.48	$2.55	0.50%
Class V	Actual	$1,000.00	$1,016.30	$2.95	0.58%
	Hypothetical[1]	$1,000.00	$1,022.08	$2.96	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Money Market Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Floating Rate Notes	34.1%
Asset Backed Commercial Paper	30.3%
Commercial Paper	23.3%
U.S. Government Agencies	7.3%
Municipal Bonds	4.3%
Other assets in excess of liabilities	0.7%

100.0%

Top Holdings
KLIO II Funding Corp., 4.39%, 01/25/06	3.2%
South Carolina Public Service Authority, 4.34%, 01/13/06	2.5%
Goldman Sachs Group, Inc., 4.52%, 05/19/06	2.4%
Federal National Mortgage Association, 4.00%, 08/08/06	2.2%
Old Line Funding Corp., 4.35%, 01/13/06	2.2%
Dresdner US Finance, Inc., 4.33%, 01/20/06	2.2%
Lockhart Funding LLC, 4.32%, 01/17/06	2.2%
Newcastle CDO, Ltd., 4.38%, 04/24/06	1.9%
Morgan Stanley Dean Witter & Co., 4.30%, 12/01/06	1.9%
Stanfield Victoria Funding LLC, 4.34%, 05/24/06	1.9%
Other Holdings	77.4%

100.0%

Top Industries
Asset Backed Securities — Yankee	18.1%
Asset Backed — Trade & Term Receivables	9.0%
Banks — Mortgage	6.8%
Banks — Foreign	6.5%
Asset Backed CDO	6.1%
Broker/Dealer	5.9%
Asset Backed — Mortgages	5.1%
Finance, Taxation, & Monetary Policy	4.3%
Federal Home Loan Bank	4.0%
Asset Backed CDO — Trust Preferred	3.9%
Other Industries	30.3%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND

Statement of Investments — December 31, 2005

Principal Amount		Value

ASSET BACKED COMMERCIAL PAPER (30.3%)
Asset Backed CDO—Trust Preferred (3.9%)
Lockhart Funding LLC (b) (3.9%)
4.32%, 01/17/06	$34,000,000	$33,935,174
4.35%, 01/23/06	16,000,000	15,957,662
4.38%, 02/06/06	10,700,000	10,653,313

		60,546,149

Asset Backed—Domestic (0.5%)
Harrier Financial Funding US LLC (b) (0.5%)
4.25%, 02/01/06	7,500,000	7,472,875

Asset Backed—Mortgages (5.1%)
Georgetown Funding Co. (b) (2.2%)
4.27%, 01/04/06	15,000,000	14,994,688
4.37%, 01/24/06	20,000,000	19,944,416

		34,939,104

Thornburg Mortgage Capital (b) (2.9%)
4.29%, 01/18/06	30,000,000	29,939,650
4.46%, 02/15/06	15,000,000	14,916,938

		44,856,588

		79,795,692

Asset Backed—Repurchase Agreement (1.4%)
Liquid Funding (b) (1.4%)
4.37%, 01/17/06	6,780,000	6,766,874
4.35%, 01/26/06	15,000,000	14,955,000

		21,721,874

Asset Backed—Residential Mortgages (3.8%)
KLIO II Funding Corp. (b) (3.8%)
4.36%, 01/19/06	2,672,000	2,666,188
4.39%, 01/25/06	50,000,000	49,853,667
4.43%, 01/26/06	6,000,000	5,981,625
4.47%, 02/28/06	1,910,000	1,896,368

		60,397,848

Asset Backed—Trade & Term Receivables (9.0%)
Falcon Asset Securitization Corp. (b) (3.4%)
4.36%, 01/05/06	6,000,000	5,997,093
4.36%, 01/23/06	30,000,000	29,920,433
4.35%, 01/26/06	17,453,000	17,400,520

		53,318,046

Golden Funding Corp. (b) (2.3%)
4.35%, 01/10/06	14,329,000	14,313,453
4.34%, 02/06/06	3,000,000	2,987,100
4.49%, 03/27/06	19,672,000	19,465,772

		36,766,325

Principal Amount		Value

ASSET BACKED COMMERCIAL PAPER (continued)
Asset Backed—Trade & Term Receivables (continued)
Old Line Funding Corp. (b) (3.3%)
4.37%, 01/05/06	$1,301,000	$1,300,368
4.35%, 01/13/06	35,000,000	34,949,367
4.33%, 02/06/06	15,000,000	14,935,350

		51,185,085

		141,269,456

Asset Backed—Yankee (6.6%)
Greyhawk Funding LLC (b) (3.5%)
4.25%, 02/02/06	25,000,000	24,906,667
4.26%, 02/06/06	30,000,000	29,873,400

		54,780,067

K2 (USA) LLC (b) (0.5%)
4.40%, 01/03/06	3,000,000	2,999,267
4.39%, 02/08/06	4,200,000	4,180,670

		7,179,937

Premier Asset Collateralized Entity LLC (b) (0.4%)
4.19%, 01/30/06	7,000,000	6,976,655

Sigma Finance, Inc. (b) (1.3%)
4.76%, 11/08/06	20,000,000	20,000,000

Stanfield Victoria Funding LLC (b) (0.9%)
4.49%, 02/28/06	9,250,000	9,184,279
4.50%, 03/27/06	5,000,000	4,947,465

		14,131,744

		103,068,403

Total Asset Backed Commercial Paper		474,272,297

COMMERCIAL PAPER (23.3%)
Banks—Foreign (5.1%)
Barclays US Funding Corp. (0.6%)
4.30%, 02/01/06	10,000,000	9,963,231

Calyon North America, Inc. (0.1%)
4.26%, 01/10/06	1,425,000	1,423,486

Dresdner US Finance, Inc. (2.3%)
4.33%, 01/20/06	35,000,000	34,920,385

HBOS Treasury Services PLC (0.8%)
4.39%, 02/08/06	10,300,000	10,252,597
4.44%, 02/24/06	2,800,000	2,781,520

		13,034,117

Societe Generale North American (0.3%)
4.30%, 02/01/06	5,000,000	4,981,572

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND

Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

COMMERCIAL PAPER (continued)
Banks—Foreign (continued)
UBS Finance LLC (1.0%)
4.30%, 01/12/06	$7,149,000	$7,139,628
4.32%, 01/19/06	2,000,000	1,995,690
4.27%, 01/31/06	6,206,000	6,183,995

		15,319,313

		79,642,104

Banks—Mortgage (6.0%)
Nationwide Building Society (b) (3.1%)
4.36%, 01/03/06	25,000,000	24,993,943
4.33%, 01/04/06	23,058,000	23,049,662

		48,043,605

Northern Rock PLC (b) (2.9%)
4.31%, 02/16/06	16,000,000	15,912,907
4.35%, 02/17/06	12,000,000	11,932,633
4.44%, 03/07/06	17,727,000	17,586,169

		45,431,709

		93,475,314

Broker/Dealer (1.6%)
Morgan Stanley Dean Witter & Co. (1.6%)
4.42%, 01/06/06	25,000,000	24,984,653

Finance Lessors (3.8%)
PB Finance (Delaware) (3.8%)
4.36%, 01/10/06	4,291,000	4,286,334
4.36%, 01/12/06	1,666,000	1,663,786
4.37%, 01/19/06	12,391,000	12,364,050
4.34%, 01/30/06	4,000,000	3,986,080
4.41%, 02/13/06	28,000,000	27,853,512
4.43%, 02/16/06	10,000,000	9,943,778

		60,097,540

Financial Services (1.8%)
ING US Funding (1.8%)
4.26%, 01/27/06	8,050,000	8,025,291
4.30%, 02/06/06	10,000,000	9,957,200
4.37%, 02/08/06	4,213,000	4,193,700
4.40%, 02/27/06	6,250,000	6,206,755

		28,382,946

Newspapers (0.2%)
E.W. Scripps Co. (b) (0.2%)
4.31%, 02/15/06	3,000,000	2,983,913

Principal Amount		Value

COMMERCIAL PAPER (continued)
Personal Credit Institutions (1.6%)
General Electric Capital Corp. (b) (1.6%)
4.27%, 02/02/06	$10,000,000	$9,962,222
4.32%, 02/13/06	15,000,000	14,922,959

		24,885,181

Subdividers & Developers (3.2%)
Yorkshire Building Society (3.2%)
4.31%, 02/03/06	29,782,000	29,665,699
4.39%, 02/15/06	20,000,000	19,891,000

		49,556,699

Total Commercial Paper		364,008,350

FLOATING RATE NOTES (c) (34.1%)
Asset Backed—Repurchase Agreement (2.0%)
Liquid Funding (b) (2.0%)
4.29%, 06/05/06	17,000,000	16,999,628
4.31%, 06/07/06	15,000,000	15,000,000

		31,999,628

Asset Backed CDO (6.1%)
Commodore CDO II Ltd. (b) (1.6%)
4.56%, 12/12/38	25,000,000	25,000,000

Newcastle CDO Ltd. (b) (2.9%)
4.38%, 04/24/06	30,000,000	30,000,000
4.41%, 09/24/38	15,000,000	15,000,000

		45,000,000

NorthLake CDO (b) (1.6%)
4.46%, 03/06/33	25,000,000	25,000,000

		95,000,000

Asset Backed—Domestic (3.2%)
Harrier Financial Funding US LLC (b) (3.2%)
4.34%, 02/15/06	25,000,000	24,999,692
4.33%, 09/15/06	25,000,000	24,997,060

		49,996,752

Asset Backed—Yankee (11.5%)
K2 (USA) LLC (b) (3.2%)
4.33%, 03/22/06	25,000,000	24,999,218
4.32%, 10/17/06	25,000,000	24,996,097

		49,995,315

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GARTMORE GVIT MONEY MARKET FUND

Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

FLOATING RATE NOTES (continued)
Asset Backed—Yankee (continued)
Premier Asset Collateralized Entity LLC (b) (3.4%)
4.33%, 02/15/06	$25,000,000	$25,000,000
4.33%, 09/15/06	30,000,000	29,995,774

		54,995,774

Sigma Finance, Inc. (b) (1.9%)
4.33%, 01/20/06	15,000,000	14,999,844
4.33%, 09/12/06	15,000,000	14,998,862

		29,998,706

Stanfield Victoria Funding LLC (b) (3.0%)
4.34%, 05/24/06	30,000,000	29,998,228
4.32%, 08/09/06	17,000,000	16,998,450

		46,996,678

		181,986,473

Banks—Domestic (1.1%)
Wells Fargo & Co. (b) (1.1%)
4.34%, 12/01/06	17,000,000	17,000,000

Banks—Foreign (1.4%)
HBOS Treasury Services PLC (1.4%)
4.44%, 09/22/06	22,000,000	22,000,000

Banks—Mortgage (0.8%)
Northern Rock PLC (b) (0.8%)
4.50%, 10/06/06	12,500,000	12,500,000

Broker/Dealer (4.3%)
Goldman Sachs Group, Inc. (2.4%)
4.52%, 05/19/06	37,000,000	37,000,000

Morgan Stanley Dean Witter & Co. (1.9%)
4.30%, 12/01/06	30,000,000	30,000,000

		67,000,000

Insurance (1.8%)
Allstate Global Life Funding (b) (1.8%)
4.37%, 06/27/06	12,500,000	12,500,000
4.36%, 11/08/06	15,000,000	15,000,000

		27,500,000

Personal Credit Institutions (1.9%)
General Electric Capital Corp. (b) (1.9%)
4.47%, 09/15/06	8,000,000	8,000,000
4.44%, 12/09/06	21,000,000	21,000,000

		29,000,000

Total Floating Rate Notes		533,982,853

Principal Amount		Value

MUNICIPAL BONDS (4.3%)
Finance, Taxation, & Monetary Policy (4.3%)
South Carolina Public Service Authority (b) (2.5%)
4.34%, 01/13/06	$39,982,000	$39,924,426

Sunshine State Governmental Financing Commission (b) (1.8%)
4.30%, 01/18/06	9,761,000	9,741,180
4.35%, 01/26/06	17,469,000	17,416,471

		27,157,651

Total Municipal Bonds		67,082,077

U.S. GOVERNMENT AGENCIES (7.3%)
Federal Home Loan Bank (4.0%)
3.75%, 02/06/06	5,000,000	5,000,000
3.50%, 04/25/06	25,000,000	25,000,000
4.50%, 11/03/06	23,000,000	23,000,000
4.50%, 12/21/06	10,000,000	10,000,000

		63,000,000

Federal Home Loan Mortgage Corp. (1.1%)
4.75%, 03/14/06	17,620,000	17,620,000

Federal National Mortgage Association (2.2%)
4.00%, 08/08/06	35,000,000	35,000,000

Total U.S. Government Agencies		115,620,000

Total Investments (Cost $1,554,965,577) (a) — 99.3%		1,554,965,577
Other assets in excess of liabilities — 0.7%		11,423,497

NET ASSETS — 100.0%		$1,566,389,074

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2005. The maturity date represents the actual maturity date.

CDO	Collateralized Debt Obligation

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $1,554,965,577)	$1,554,965,577

Cash	31,246
Interest receivable	2,365,885
Receivable for capital shares issued	11,952,942
Receivable from adviser	12,547
Prepaid expenses and other assets	5,886

Total Assets	1,569,334,083

Liabilities:
Distributions payable	69
Payable for capital shares redeemed	2,037,641
Accrued expenses and other payables:
Investment advisory fees	520,302
Fund administration and transfer agent fees	85,305
Administrative servicing fees	132,594
Other	169,098

Total Liabilities	2,945,009

Net Assets	$1,566,389,074

Represented by:
Capital	$1,566,422,661
Accumulated net investment income (loss)	6
Accumulated net realized gains (losses) from investment transactions	(33,593)

Net Assets	$1,566,389,074

Net Assets:
Class I Shares	$1,173,300,924
Class IV Shares	74,115,275
Class V Shares	318,972,875

Total	$1,566,389,074

Shares outstanding (unlimited number of shares authorized):
Class I Shares	1,173,325,851
Class IV Shares	74,117,326
Class V Shares	318,983,132

Total	1,566,426,309

Net asset value and offering price per share:*
Class I Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$59,094,283
Dividend income	3,394

Total Income	59,097,677

Expenses:
Investment advisory fees	7,060,723
Fund administration and transfer agent fees	1,237,961
Administrative servicing fees Class I Shares	1,876,796
Administrative servicing fees Class IV Shares	117,684
Administrative servicing fees Class V Shares	312,485
Other	787,540

Total expenses before waived or reimbursed expenses and earnings credit	11,393,189
Expenses waived or reimbursed	(119,939)
Earnings credit (Note 4)	(6,496)

Total Expenses	11,266,754

Net Investment Income (Loss)	47,830,923

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	725

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$47,831,648

See notes to financial statements.

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GARTMORE GVIT MONEY MARKET FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income	$47,830,923	$16,484,796
Net realized gains (losses) on investment transactions	725	107

Change in net assets resulting from operations	47,831,648	16,484,903

Distributions to Class I shareholders from:
Net investment income	(33,261,965)	(11,878,997)
Distributions to Class IV shareholders from:
Net investment income	(2,223,527)	(859,899)
Distributions to Class V shareholders from:
Net investment income	(12,345,425)	(3,745,900)

Change in net assets from shareholder distributions	(47,830,917)	(16,484,796)

Change in net assets from capital transactions	(221,263,202)	(255,057,787)

Change in net assets	(221,262,471)	(255,057,680)
Net Assets:
Beginning of period	1,787,651,545	2,042,709,225

End of period	$1,566,389,074	$1,787,651,545

Accumulated net investment income (loss)	$6	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$855,265,030	$989,329,590
Dividends reinvested	34,952,440	10,923,966
Cost of shares redeemed	(940,447,391)	(1,350,618,631)

	(50,229,921)	(350,365,075)

Class IV Shares
Proceeds from shares issued	35,014,549	39,499,580
Dividends reinvested	2,344,782	798,082
Cost of shares redeemed	(47,659,286)	(59,397,618)

	(10,299,955)	(19,099,956)

Class V Shares
Proceeds from shares issued	419,876,240	341,959,000
Dividends reinvested	12,960,742	3,341,605
Cost of shares redeemed	(593,570,308)	(230,893,361)

	(160,733,326)	114,407,244

Change in net assets from capital transactions	$(221,263,202)	$(255,057,787)

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Shares
Issued	855,265,031	989,329,590
Reinvested	34,952,440	10,923,966
Redeemed	(940,447,392)	(1,350,618,631)

	(50,229,921)	(350,365,075)

Class IV Shares
Issued	35,014,549	39,499,580
Reinvested	2,344,782	798,082
Redeemed	(47,659,286)	(59,397,618)

	(10,299,955)	(19,099,956)

Class V Shares
Issued	419,876,240	341,959,000
Reinvested	12,960,742	3,341,605
Redeemed	(593,570,308)	(230,893,361)

	(160,733,326)	114,407,244

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Money Market Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)
Class I Shares
Year Ended December 31, 2001(b)	$1.00	0.04		0.04		(0.04)	(0.04)	$1.00	3.60%		$2,869,354	0.55%		3.41%		0.61%		3.35%
Year Ended December 31, 2002	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	1.21%		$2,436,783	0.62%		1.21%		0.62%		1.21%
Year Ended December 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.63%		$1,573,895	0.63%		0.63%		(h	)	(h	)
Year Ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.81%		$1,223,530	0.62%		0.79%		(h	)	(h	)
Year Ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	2.67%		$1,173,301	0.65%		2.63%		(h	)	(h	)

Class IV Shares
Period Ended December 31, 2003(c)	$1.00	(e	)	(e	)	(e )	(e )	$1.00	0.46%	(f)	$103,515	0.50%	(g)	0.67%	(g)	0.63%	(g)	0.55%	(g)
Year Ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.94%		$84,415	0.50%		0.91%		0.62%		0.79%
Year Ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	2.82%		$74,115	0.50%		2.76%		0.65%		2.62%

Class V Shares
Period Ended December 31, 2002(d)	$1.00	(e	)	(e	)	(e )	(e )	$1.00	0.22%	(f)	$324,950	0.56%	(g)	1.11%	(g)	(h	)	(h	)
Year Ended December 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.71%		$365,299	0.55%		0.70%		(h	)	(h	)
Year Ended December 31, 2004	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.89%		$479,706	0.55%		0.92%		(h	)	(h	)
Year Ended December 31, 2005	$1.00	0.03		0.03		(0.03)	(0.03)	$1.00	2.75%		$318,973	0.57%		2.69%		(h	)	(h	)

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(c)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d)	For the period from October 21, 2002 (commencement of operations) through December 31, 2002.

(e)	The amount is less than $0.005.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Money Market Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Investments of the Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(d)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Schedule	Fees
Up to $1 billion	0.40%
Next $1 billion	0.38%
Next $3 billion	0.36%
$5 billion or more	0.34%

Effective May 1, 2005, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses from exceeding 0.50% for Class IV shares until at least May 1, 2006.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2005, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Amount Fiscal Year 2003	Amount Fiscal Year 2004	Amount Fiscal Year 2005
$103,443	$116,217	$119,939

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $2,338,553 in Administrative Services Fees from the Fund.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

4. Investment Transactions

For the year ended December 31, 2005, the Fund had purchases of $49,786,952 and sales of $4,226,427 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$47,830,917	$—	$47,830,917	$—	$47,830,917
2004	15,063,636	—	15,063,636	—	15,063,636

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$6	$—	$6	$—	$(33,593)	$—	$(33,587)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,554,965,577	$—	$—	$—

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$ 4,786	2010
28,807	2011

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Money Market Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

18

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22

Gartmore GVIT Money Market Fund II

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

8	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Money Market Fund II

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Money Market Fund II (Class I at NAV) returned 2.26% versus 2.47% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds was 2.69%.

The Fund is designed for those investors seeking the flexibility to move money between the fixed-income and equity markets. As a result, the Fund’s weighted average maturity (WAM) is limited to a maximum of 15 days, which is considerably shorter than that of its peer group. The need to maintain such a short WAM hurt Fund performance versus that of the benchmark, because the requirement prevented us from investing in longer-dated, higher-yielding securities.

Since the Fund’s WAM is so short, the Fund’s returns are affected most by daily changes in the federal funds rate, which is set by the Federal Reserve Board and is considered the most accurate predictor of short-term interest rates. However, while the Fed sets a certain rate as a target, the federal funds rate fluctuates somewhat on a daily basis. As the Fed raises or lowers rates, the Fund’s yield is affected immediately, due to the fact that the Fund’s portfolio turns over so quickly.

Our strategy remained relatively consistent during the reporting period due to our expectation that the Fed would continue to raise short-term interest rates, a perception that proved to be accurate. The Fed boosted the federal funds rate by a total of eight 0.25% increments, ending with December’s hike to bring the rate to 4.25%. Some observers wondered if the central bank would pause in its credit-tightening campaign following Hurricane Katrina’s damage to the Gulf Coast area. Continued strength in the overall economy, however, prompted the Fed to stick to its recent pattern of implementing a small rate hike at each meeting of the Federal Open Market Committee. Given our anticipation of higher rates, we kept the Fund’s WAM relatively short, even by this Fund’s standards. At year’s end, the Fund’s WAM stood at seven days.

Asset-backed securities continued to constitute a large percentage of the Fund’s assets. These securities, which are backed by pooled assets consisting of such investment vehicles as trade receivables, mortgages and credit cards, offered higher yields than those of traditional commercial paper and provided the Fund with greater diversification. We also favored floating-rate securities, concentrating on instruments tied to the one-month LIBOR (London Interbank Offered Rate). Floating-rate securities move roughly in tandem with the general level of short-term interest rates and, therefore, reward investors with higher yields when rates are rising.

The Fund benefited from a lack of adverse credit events during the period. To a considerable degree, we attribute this result to our in-depth research and monitoring of the overall money market environment as well as the individual securities owned by the Fund.

We anticipate making some changes in the Fund’s strategy in 2006, because the Fed has made clear its intention to stop raising interest rates soon. We therefore expect that, as rates stabilize, we will lengthen the Fund’s WAM and trim the Fund’s exposure to floating-rate securities in an effort to lock in higher yields. Some volatility in yields may occur as investors react to the uncertainty surrounding the timing of the Fed’s actions and the replacement of Alan Greenspan as Fed Chairman by Ben Bernanke. We will continue to monitor these developments and respond accordingly, in keeping with our goal of providing our shareholders with liquidity, safety and income.

Portfolio Manager: Karen Mader

Floating-rate securities: Also known as floaters, these securities offer investors interest payments that reset periodically, with interest rates tied to and moving in accordance with (or inversely to) one interest-rate index or a combination of indexes in a set formula. In some cases, the reset period (daily, weekly, monthly, etc.) is determined by the index used, such as the federal funds rate or the Cost of Funds Index (COFI). The level of volatility in the chosen index also influences a floater’s risk level.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

1

Gartmore GVIT Money Market Fund II

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc. Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Money Market Fund II

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class I	2.26%	0.89%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on October 1, 2001.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Money Market Fund II, the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet First Tier Retail is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Money Market Fund II

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Money Market Fund II
Class I (a)	Actual	$1,000.00	$1,013.90	$5.13	1.01%
	Hypothetical[1]	$1,000.00	$1,019.91	$5.16	1.01%

(a)	The Money Market Fund II shares have no class designation.

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Money Market Fund II

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Commercial Paper	94.2%
Other assets in excess of liabilities	5.8%

100.0%

Top Holdings
Anheuser-Busch Cos., Inc., 4.15%, 01/03/06	3.6%
Scripps, E.W. Co., 4.10%, 01/03/06	3.6%
Netjets, Inc., 4.15%, 01/03/06	3.6%
KBC Financial Products Ltd., 4.22%, 01/03/06	3.6%
Allstate Corp., 4.17%, 01/03/06	3.6%
UBS Finance, 4.29%, 01/03/06	3.6%
Becton Dickenson, 4.15%, 01/04/06	3.5%
Kitty Hawk Funding Corp., 4.23%, 01/05/06	3.5%
National Australia Funding (DE), 4.29%, 01/05/06	3.1%
Abbey National N America LLC, 4.33%, 01/05/06	2.7%
Other Holdings	65.6%

100.0%

Top Industries
Banks — Foreign	14.6%
Financial Services	12.7%
Asset Backed — Trade & Term Receivables	12.0%
Personal Credit Institutions	9.3%
Newspapers	6.3%
Asset Backed Securities — Yankee	5.0%
Insurance	4.0%
Brewery	3.6%
Air Transportation Services	3.6%
Bank Holdings Companies	3.6%
Other Industries	25.3%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statement of Investments — December 31, 2005

	Principal Amount	Value

COMMERCIAL PAPER (94.2%)
Agricultural Services (1.9%)
Cargill, Inc., 4.32%, 01/04/06 (b)	$5,000,000	$4,998,200

Air Transportation Services (3.6%)
Netjets, Inc., 4.15%, 01/03/06 (b)	9,300,000	9,297,856

Asset Backed—Trade & Term Receivables (12.0%)
Kitty Hawk Funding Corp., 4.23%, 01/05/06 (b)	9,000,000	8,995,769
Old Line Funding Corp., 4.35%, 01/06/06 (b)	3,000,000	2,998,188
Old Line Funding Corp., 4.30%, 01/11/06 (b)	2,400,000	2,397,133
Old Line Funding Corp., 4.31%, 01/12/06 (b)	3,900,000	3,894,887
Preferred Receivable, 4.33%, 01/12/06	5,000,000	4,993,385
Variable Funding Cap Corp., 4.10%, 01/03/06 (b)	5,000,000	4,998,861
Variable Funding Cap Corp., 4.34%, 01/09/06 (b)	3,000,000	2,997,107

		31,275,330

Asset Backed CDO—Trust Preferred (0.7%)
Lockhart Funding LLC, 4.36%, 01/10/06 (b)	1,876,000	1,873,955

Asset Backed Securities—Yankee (5.0%)
Greyhawk Funding LLC, 4.29%, 01/05/06 (b)	5,000,000	4,997,594
Greyhawk Funding LLC, 4.35%, 01/09/06 (b)	3,000,000	2,997,100
K2 (USA) LLC, 4.40%, 01/03/06	5,000,000	4,998,778

		12,993,472

Bank Holdings Companies (3.6%)
KBC Financial Products Ltd., 4.22%, 01/03/06 (b)	9,300,000	9,297,820

Banks—Foreign (14.6%)
Abbey National N America LLC, 4.33%, 01/05/06	7,000,000	6,996,632
Calyon North American, 4.00%, 01/03/06	5,000,000	4,998,800
Calyon North American, 4.00%, 01/05/06	3,000,000	2,998,557
National Australia Funding (DE), 4.29%, 01/05/06	8,000,000	7,996,197

	Principal Amount	Value

COMMERCIAL PAPER (continued)
Banks—Foreign (continued)
Societe Generale North American, 4.31%, 01/05/06	$6,000,000	$5,997,127
UBS Finance, 4.29%, 01/03/06	9,300,000	9,297,807

		38,285,120

Brewery (3.6%)
Anheuser-Busch Cos., Inc., 4.15%, 01/03/06 (b)	9,300,000	9,297,933

Financial Services (12.7%)
AIG Funding Corp., 4.21%, 01/06/06	2,000,000	1,998,831
Caterpillar Financial Services, 4.25%, 01/09/06	3,765,000	3,761,444
First Data Corp., 4.10%, 01/03/06	1,300,000	1,299,704
First Data Corp., 4.31%, 01/04/06	3,000,000	2,998,923
First Data Corp., 4.28%, 01/05/06	3,000,000	2,998,573
First Data Corp., 4.31%, 01/11/06	2,000,000	1,997,611
Prudential Funding LLC, 4.18%, 01/06/06	4,000,000	3,997,678
Prudential Funding LLC, 4.28%, 01/11/06	5,000,000	4,994,056
Rabobank USA Finance Corp., 4.05%, 01/03/06	3,000,000	2,999,325
Rabobank USA Finance Corp., 4.27%, 01/05/06	2,600,000	2,598,766
Rabobank USA Finance Corp., 4.26%, 01/11/06	2,280,000	2,277,302
Rabobank USA Finance Corp., 4.24%, 01/12/06	1,384,000	1,382,198

		33,304,411

General Industrial Machinery (0.6%)
Illinois Tool Works Inc., 4.25%, 01/05/06	1,600,000	1,599,244

Groceries & Related Products (1.9%)
Sysco Corp., 4.28%, 01/04/06 (b)	5,000,000	4,998,217

Insurance (4.0%)
Allstate Corp., 4.17%, 01/03/06 (b)	9,300,000	9,297,845

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

COMMERCIAL PAPER (continued)
Insurance (continued)
New York Life Capital Corp, 4.26%, 01/05/06 (b)	$1,217,000	$1,216,424

		10,514,269

Mortgage Bankers (1.9%)
Nationwide Building Society, 4.30%, 01/03/06 (b)	5,000,000	4,998,806

Motor Vehicle Parts & Accessories (1.9%)
Honeywell International, 4.25%, 01/04/06 (b)	3,000,000	2,998,938
Honeywell International, 4.20%, 01/05/06 (b)	1,894,000	1,893,116

		4,892,054

Newspapers (6.3%)
Gannett CO, 4.26%, 01/05/06 (b)	5,000,000	4,997,633
Gannett CO, 4.25%, 01/13/06 (b)	2,000,000	1,997,167
Scripps, E.W. Co., 4.10%, 01/03/06 (b)	9,300,000	9,297,882

		16,292,682

Office Machines (3.5%)
Pitney Bowes, Inc., 4.18%, 01/03/06 (b)	4,000,000	3,999,071
Pitney Bowes, Inc., 4.30%, 01/04/06 (b)	5,000,000	4,998,208

		8,997,279

Personal Credit Institutions (9.3%)
American General Finance, 4.30%, 01/12/06	7,000,000	6,990,802
General Electric Capital Corp., 4.24%, 01/05/06	1,000,000	999,529
General Electric Capital Corp., 4.15%, 01/09/06	1,300,000	1,298,801
General Electric Capital Corp., 4.28%, 01/11/06	5,000,000	4,994,056
General Electric Capital Corp., 4.26%, 01/13/06	2,000,000	1,997,160
Toyota Motor Credit Corp, 4.27%, 01/11/06 (b)	5,000,000	4,994,069
Toyota Motor Credit Corp., 4.23%, 01/13/06 (b)	3,000,000	2,995,770

		24,270,187

	Principal Amount	Value

COMMERCIAL PAPER (continued)
Short Term Business Credit (3.6%)
American Express Credit Corp., 4.20%, 01/06/06	$1,300,000	$1,299,242
American Express Credit Corp., 4.29%, 01/12/06	5,000,000	4,993,445
American Express Credit Corp, 4.20%, 01/13/06	3,000,000	2,995,780

		9,288,467

Surgical & Medical Instruments (3.5%)
Becton Dickenson, 4.15%, 01/04/06	9,000,000	8,996,888

Total Commercial Paper		245,472,190

Total Investments (Cost $245,472,190) (a) — 94.2%		245,472,190
Other assets in excess of liabilities — 5.8%		15,084,357

NET ASSETS — 100.0%		$260,556,547

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Restricted Securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

CDO	Collateralized Debt Obligation

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $245,472,190)	$245,472,190

Receivable for capital shares issued	15,300,373

Total Assets	260,772,563

Liabilities:
Payable to custodian	294
Distributions payable	539
Accrued expenses and other payables:
Investment advisory fees	107,455
Fund administration and transfer agent fees	12,904
Distribution fees	53,727
Administrative servicing fees	23,965
Other	17,132

Total Liabilities	216,016

Net Assets	$260,556,547

Represented by:
Capital	$260,554,217
Accumulated net realized gains (losses) from investment transactions	2,330

Net Assets	$260,556,547

Net Assets:	$260,556,547

Shares outstanding (unlimited number of shares authorized):	260,554,217

Net asset value and offering price per share:*	$1.00

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$9,549,335
Dividend income	124,019

Total Income	9,673,354

Expenses:
Investment advisory fees	1,489,560
Fund administration and transfer agent fees	203,637
Distribution fees	744,780
Administrative servicing fees	440,036
Other	126,414

Total expenses before earnings credit	3,004,427
Earnings credit (Note 4)	(6,414)

Total Expenses	2,998,013

Net Investment Income (Loss)	6,675,341

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	2,366

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,677,707

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MONEY MARKET FUND II

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income	$6,675,341	$1,084,811
Net realized gains (losses) on investment transactions	2,366	3

Change in net assets resulting from operations	6,677,707	1,084,814

Distributions to shareholders from:
Net investment income	(6,675,341)	(1,084,811)

Change in net assets from capital transactions	67,734,090	45,084,315

Change in net assets	67,736,456	45,084,318
Net Assets:
Beginning of period	192,820,091	147,735,773

End of period	$260,556,547	$192,820,091

Accumulated net investment income (loss)	$—	$—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,564,322,849	$1,774,013,866
Dividends reinvested	6,902,929	876,584
Cost of shares redeemed	(1,503,491,688)	(1,729,806,135)

	67,734,090	45,084,315

SHARE TRANSACTIONS:
Issued	1,564,322,850	1,774,013,866
Reinvested	6,902,929	876,584
Redeemed	(1,503,491,688)	(1,729,806,135)

	67,734,091	45,084,315

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Money Market Fund II

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (a)
Period Ended December 31, 2001(b)	$1.00		(c)		(c)	(c)	(c)	$1.00	0.24%	(d)	$37,411	1.30%	(e)	0.93%	(e)	1.45%	(e)	0.78%	(e)
Year Ended December 31, 2002	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00	0.70%		$110,041	0.99%		0.66%		0.99%		0.66%
Year Ended December 31, 2003	$1.00		(c)		(c)	(c)	(c)	$1.00	0.18%		$147,736	0.95%		0.17%		0.99%		0.13%
Year Ended December 31, 2004	$1.00		(c)		(c)	(c)	(c)	$1.00	0.41%		$192,820	0.96%		0.43%		0.99%		0.40%
Year Ended December 31, 2005	$1.00	0.02		0.02		(0.02)	(0.02)	$1.00	2.26%		$260,557	1.01%		2.24%			(f)		(f)

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	For the period from October 2, 2001 (commencement of operations) through December 31, 2001.

(c)	The amount is less than $0.005.

(d)	Not annualized.

(e)	Annualized.

(f)	There were no fee reductions during the period.

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Money Market II Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Investments of the Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(d)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared daily and paid monthly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocation is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $1 billion	0.50%
Next $1 billion	0.48%
Next $3 billion	0.46%
$5 billion or more	0.44%

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GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Fund. These fees are based on average daily net assets of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Fund.

As of December 31, 2005, Nationwide Financial Services received $447,934 in Administrative Services Fees from the Fund.

4. Investment Transactions

For the year ended December 31, 2005, the Fund had purchases of $307,550,637 of U.S. Government securities.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$6,675,341	$—	$6,675,341	$—	$6,675,341
2004	876,559	—	876,559	—	876,559

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,330	$—	$2,330	$—	$—	$—	$(2,330)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$245,472,190	$—	$—	$—

14

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Money Market Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Money Market Fund II (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

16

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

17

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

20

J.P. Morgan GVIT Balanced Fund

AnnualReport

| December 31, 2005

Contents

6	Statement of Investments

27	Statement of Assets and Liabilities

27	Statement of Operations

28	Statements of Changes in Net Assets

29	Financial Highlights

30	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

J.P. Morgan GVIT Balanced Fund

For the annual period ended Dec. 31, 2005, the J.P. Morgan GVIT Balanced Fund (Class I at NAV) returned 2.54% versus 3.98% for its blended benchmark, which consists of 60% S&P 500® Index and 40% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Balanced Funds was 4.78%.

Overall, the performance of the Fund’s holdings was negatively affected by the ravages of severe weather, which disrupted oil and natural gas supplies, putting pressure on prices and spooking investors and homeowners alike. During the reporting period, the Federal Reserve Board continued to raise short-term interest rates, and the yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities—flattened further. The investment-grade corporate sector witnessed single-name volatility, and the high-yield sector experienced an overall spread tightening.

The equity portion of the Fund was hurt by both stock selection and sector allocation. For the reporting period, the majority of the portfolio’s underperformance was the result of stock selection within the pharmaceuticals/medical technology and industrial cyclical sectors.

OSI Pharmaceuticals, Inc. and Boston Scientific Corp. were the most significant detractors from Fund performance in the pharmaceuticals/medical technology sector. We initially invested in OSI because of its promising cancer drug, Tarceva. In August, however, OSI’s management announced a proposed acquisition of Eyetech Pharmaceuticals, Inc., a move that we felt would put OSI on a possible collision course with its key partner, Genentech, Inc. Overall, OSI proved to be a large drag on Fund performance for the year. As for Boston Scientific, the company faced continuous headwinds in 2005, battling multiple manufacturing disruptions/recalls involving its Taxus stent, pipeline delays, patent litigation and increased competition in the drug-eluding stent space, all of which contributed to the stock’s underperformance. We think that much of the bad news factored into the price, and we continue to maintain a position in Boston Scientific.

Within the industrial cyclical sector, our overweight position in Tyco International Ltd. was the biggest detractor from Fund performance. Tyco lowered its earnings guidance in the second quarter and announced lower-than-expected free cash flow numbers, both to the dismay of investors.

On the positive side, the Fund benefited from a resilient economy and increased consumer confidence, even after the devastation wrought by Hurricane Katrina. Strong stock selection by the Fund in the automotive and consumer cyclical sectors helped Fund performance. Contributors on a stock-specific level were overweight positions in Burlington Resources Inc. and FedEx Corp., and an underweight position in Dell Inc.

Our strategy for the Fund involves carrying a modest overweight for equities versus bonds; our preferred equity markets are Europe and Japan, while we are underweight in the United States and emerging markets. In fixed income, our strategy continues to favor tactical positioning over strategic allocations. In particular, we remain positive but cautious on the prepay-sensitive mortgage, emerging-markets debt and investment-grade corporate sectors. We may modestly reduce our exposure in high yield, given fair valuations in current market conditions. At the same time, we are mindful of the potentially changing macroeconomic environment in 2006, particularly in relation to the prospects for global growth, yield curve movements and pension reform. As a result, we are managing portfolio risk in order to be more responsive to the evolving macroeconomic environment.

Portfolio Managers: Patrik Jakobson and Anne Lester

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of

1

J.P. Morgan GVIT Balanced Fund

these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	J.P. Morgan GVIT Balanced Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	2.54%	2.16%	2.53%
Class IV4	2.62%	2.20%	2.55%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund’s previous subadviser managed the Fund.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns, until the creation of the Class IV shares (April 28, 2003), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because all classes of shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the J.P. Morgan GVIT Balanced Fund, J.P. Morgan GVIT Balanced Composite Index (Composite)(a), Standard & Poor’s 500 Index (S&P 500)(b), Lehman Brothers U.S. Aggregate Bond Index (LB Aggregate Bond)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%) and the LB Aggregate Bond (40%).
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	LB Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	J.P. Morgan GVIT Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
J.P. Morgan GVIT Balanced Fund
Class I	Actual	$1,000.00	$1,025.40	$5.11	1.00%
	Hypothetical[1]	$1,000.00	$1,019.96	$5.10	1.00%
Class IV	Actual	$1,000.00	$1,025.90	$4.65	0.91%
	Hypothetical[1]	$1,000.00	$1,020.41	$4.64	0.91%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	J.P. Morgan GVIT Balanced Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	61.5%
Mortgage-Backed Securities	22.8%
Commercial Paper	14.0%
Corporate Bonds	10.5%
U.S. Government Long-Term Obligations	2.3%
Liabilities in excess of other assets	-11.1%

100.0%

Top Holdings
Federal Home Loan Mortgage Corp., TBA, 5.50%, 01/01/34	3.6%
Federal National Mortgage Association, TBA, 6.00%, 02/01/31	2.9%
Federal National Mortgage Association, TBA, 5.00%, 01/01/34	2.0%
General Electric Co.	1.6%
Exxon Mobil Corp.	1.4%
Federal National Mortgage Association, TBA, 6.00%, 01/01/33	1.4%
Citigroup, Inc.	1.2%
Federal Home Loan Mortgage Corp., TBA, 6.00%, 01/01/31	1.2%
Federal National Mortgage Association, TBA, 5.50%, 01/25/18	1.2%
Federal National Mortgage Association, TBA, 5.50%, 01/01/33	1.2%
Other Holdings	82.3%

100.0%

Top Industries
Financial Services	22.1%
Federal National Mortgage Association	10.0%
Federal Home Loan Mortgage Corporation	6.0%
Oil & Gas	5.5%
Financial	4.3%
Insurance	4.1%
Financial & Banks	3.6%
Retail	3.3%
Computer Software & Services	3.0%
Healthcare	2.9%
Other Industries	35.2%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (61.5%)
AUSTRALIA (0.3%)
Banking (0.2%)
Australia & New Zealand Banking Group Ltd. (f)	12,585	$220,183
Westpac Banking Corp. (f)	10,337	172,032

		392,215

Diversified Operations (0.0%)
Brambles Industries Ltd. (f)	7,685	56,854

Financial Services (0.1%)
Macquarie Bank Ltd. (f)	817	40,587
Macquarie Infrastructure Group (f)	78,953	205,008

		245,595

		694,664

AUSTRIA (0.0%)
Building & Construction (0.0%)
Wienerberger AG (f)	1,751	69,827

BELGIUM (0.0%)
Chemicals (0.0%)
Solvay SA (f)	901	99,382

DENMARK (0.6%)
Automotive (0.0%)
Volkswagen AG (f)	2,924	111,730

Chemicals (0.1%)
Bayer AG (f)	6,053	252,729

Financial Services (0.3%)
Deutsche Bank AG (f)	4,030	389,931

Insurance (0.1%)
Allianz AG (f)	1,611	243,664

Pharmaceuticals (0.0%)
Novo Nordisk A/S (f)	655	36,856

Transportation Services (0.1%)
A P Moller — Maersk A/S (f)	15	155,180
Deutsche Lufthansa AG (f)	5,493	81,170

		236,350

		1,271,260

FINLAND (0.1%)
Computer Software & Services (0.0%)
TietoEnator Oyj (f)	966	35,299

Shares or Principal Amount		Value

COMMON STOCKS (continued)
FINLAND (continued)
Machinery (0.1%)
Metso Corp. (f)	4,105	$112,641

Wireless Equipment (0.0%)
Nokia Oyj (f)	3,068	56,255

		204,195

FRANCE (0.7%)
Banking (0.2%)
Banque Nationale de Paris (f)	3,880	313,383
Societe Generale (f)	1,801	221,293

		534,676

Electric Utilities (0.1%)
Suez SA (f)	5,000	155,585

Electronic Equipment (0.0%)
Thomson (f)	3,301	69,133

Financial Services (0.0%)
Credit Agricole SA (f)	1,863	58,562

Insurance (0.1%)
Axa (f)	4,901	158,250

Manufacturing (0.1%)
Compagnie de Saint-Gobain (f)	3,015	179,170

Pharmaceuticals (0.1%)
Sanofi-Aventis (f)	2,581	225,922

Telecommunications (0.1%)
France Telecom SA (f)	5,577	138,539

Television (0.0%)
Societe Television Francaise 1 (f)	1,364	37,865

		1,557,702

GERMANY (0.1%)
Auto Parts & Equipment (0.1%)
Continental AG (f)	1,304	115,476

Pharmaceuticals (0.0%)
Schering AG (f)	630	42,140

		157,616

GREECE (0.2%)
Building Materials (0.1%)
Titan Cement Co. (f)	3,078	125,685

6

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
GREECE (continued)
Gambling (0.1%)
OPAP SA (f)	5,876	$202,559

Telecommunications (0.0%)
Hellenic Telecommunication Organization SA (f)	4,338	92,136

		420,380

HONG KONG (0.1%)
Diversified Operations (0.1%)
Hutchison Whampoa Ltd. (f)	3,000	28,499
Swire Pacific Ltd., Class A (f)	24,000	215,108

		243,607

Real Estate (0.0%)
Henderson Land Development Co. (f)	14,000	65,733

		309,340

ITALY (0.3%)
Building Products (0.1%)
Buzzi Unicem SPA (f)	9,254	144,966

Construction (0.0%)
Autostrade SPA (f)	2,313	55,472

Oil & Gas (0.2%)
Eni SPA (f)	15,855	442,953

		643,391

JAPAN (2.6%)
Automotive (0.2%)
Honda Motor Co. Ltd. (f)	6,000	346,325
Nissan Motor Co. Ltd. (f)	6,200	63,253
Toyota Motor Corp. (f)	900	47,026

		456,604

Banking (0.0%)
Sumitomo Trust & Banking Co. Ltd. (The) (f)	4,000	40,791

Building—Residential & Commercial (0.0%)
Daiwa House Industry Co. Ltd. (f)	7,000	109,441

Chemicals (0.3%)
Asahi Kasei Corp. (f)	26,000	175,959
Dainippon Ink & Chemical, Inc. (f)	30,000	130,404

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Chemicals (continued)
Mitsubishi Chemical Holdings Corp.	25,500	$160,672
Mitsui Chemicals, Inc. (f)	22,000	147,747
Showa Denko KK (f)	30,000	116,775
Sumitomo Chemical Co. Ltd. (f)	16,000	109,828

		841,385

Computer Software & Services (0.2%)
Capcom Co. Ltd. (f)	2,000	23,364
CSK Corp. (f)	2,100	104,927
Elpida Memory, Inc. (b) (f)	2,600	77,741
Fujitsu Ltd. (f)	26,000	197,651
Hitachi Information Systems Ltd. (f)	1,600	42,313

		445,996

Education (0.0%)
Benesse Corp. (f)	800	27,897

Electric Utilities (0.4%)
Chubu Electric Power Co., Inc. (f)	12,600	300,085
Matsushita Electric Industrial Co. Ltd. (f)	8,000	154,208
Tokyo Electric Power Co. (The) (f)	14,100	342,875

		797,168

Electrical & Electronic (0.1%)
Toshiba Corp. (f)	23,000	137,470

Electrical Equipment (0.1%)
Mitsubishi Electric Corp. (f)	20,000	141,765

Electronic Components (0.0%)
NEC Corp. (f)	6,000	37,205

Financial Services (0.2%)
Mitsubishi UFJ Financial Group, Inc. (f)	13	177,053
Mizuho Financial Group, Inc. (f)	21	166,702
ORIX Corp. (f)	620	157,828

		501,583

Food Products (0.1%)
Yakult Honsha Co. Ltd. (f)	11,600	241,205

7

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Forest Products (0.0%)
Sumitomo Forestry Co. Ltd. (f)	8,000	$79,741

Import/Export (0.0%)
Sumitomo Corp. (f)	6,000	77,660

Metals (0.0%)
Mitsubishi Materials Corp. (f)	5,000	25,622

Office Equipment & Supplies (0.2%)
Canon, Inc. (f)	4,400	258,313
Ricoh Co. Ltd. (f)	6,000	105,071

		363,384

Pharmaceuticals (0.3%)
Chugai Pharmaceutical Ltd. (f)	14,500	312,025
Daiichi Sankyo Co., Ltd. (b)	13,600	262,381
Suzuken Co. Ltd. (f)	700	22,310

		596,716

Photographic Products (0.1%)
Konica Minolta Holdings, Inc. (f)	16,500	167,743

Real Estate (0.1%)
Cheung Kong Holdings Ltd. (f)	14,000	143,309
Daito Trust Construction Co. (f)	300	15,487

		158,796

Semiconductors (0.0%)
Advantest Corp. (f)	300	30,315

Steel (0.1%)
JFE Holdings, Inc. (f)	5,500	184,075
Nippon Steel Corp. (f)	19,000	67,402

		251,477

Telecommunications (0.1%)
NTT Docomo, Inc. (f)	87	132,510

Tires & Rubber (0.0%)
Bridgestone Corp. (f)	1,000	20,848

Tobacco (0.1%)
Japan Tobacco, Inc. (f)	9	131,607

Toys (0.0%)
Nintendo Co. Ltd. (f)	600	72,661

		5,887,590

LUXEMBURG (0.1%)
Steel (0.1%)
Arcelor (f)	5,030	124,547

Shares or Principal Amount		Value

COMMON STOCKS (continued)
NETHERLANDS (0.5%)
Banking (0.1%)
ABN AMRO Holding NV (f)	6,039	$157,634

Building & Construction (0.0%)
AM NV (f)	2,444	29,132
Koninklijke BAM Groep NV (f)	509	42,666

		71,798

Distribution (0.1%)
Hagemeyer NV (b) (f)	63,874	207,425

Financial Services (0.3%)
ING Groep NV (f)	11,072	384,024

Human Resources (0.0%)
Vedior NV (f)	4,606	68,247

Insurance (0.0%)
Aegon NV (f)	2,476	40,449

Oil & Gas (0.0%)
Royal Dutch Shell PLC (f)	2,663	81,258

Printing & Publishing (0.0%)
Wolters Kluwer NV (f)	4,978	100,711

		1,111,546

NORWAY (0.2%)
Oil & Gas (0.1%)
Statoil ASA (f)	8,868	203,484

Transportation Services (0.1%)
Frontline Ltd. (f)	1,967	74,920
Stolt-Nielsen SA (f)	2,384	78,876

		153,796

		357,280

PORTUGAL (0.1%)
Telecommunications (0.0%)
Portugal Telecom SA (f)	1,932	19,536

Transportation Services (0.1%)
Brisa Auto-Estradas de Portugal SA (f)	12,033	101,797

		121,333

SINGAPORE (0.0%)
Semiconductors (0.0%)
Chartered Semiconductor Manufacturing Ltd. (b) (f)	47,000	36,297

8

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SINGAPORE (continued)
Telecommunications (0.0%)
Singapore Telecommunications Ltd. (f)	20,000	$31,331

		67,628

SPAIN (0.5%)
Banking (0.1%)
Banco Bilbao Vizcaya Argentaria SA (f)	17,491	312,229

Building & Construction (0.0%)
ACS, Actividades de Construcciony Servicios SA (f)	2,438	78,368

Oil & Gas (0.1%)
Repsol YPF SA (f)	9,436	276,170

Retail (0.1%)
Industria de Diseno Textil SA (f)	4,251	138,855

Telecommunications (0.2%)
Telefonica SA (f)	24,296	365,143

		1,170,765

SWEDEN (0.2%)
Banking (0.0%)
Svenska Handelsbanked AB, A Shares (f)	834	20,685

Machinery (0.1%)
Atlas Copco AB (f)	8,061	160,877

Manufacturing (0.1%)
AB SKF (f)	15,489	217,495

Retail (0.0%)
Hennes & Mauritz AB, B Shares (b) (f)	1,900	64,593

Wireless Equipment (0.0%)
Telefonakitiebolaget LM Ericsson, B Shares (f)	13,222	45,588

		509,238

SWITZERLAND (0.5%)
Building Products (0.1%)
Holcim Ltd. (f)	2,483	169,083

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SWITZERLAND (continued)
Financial Services (0.1%)
Credit Suisse Group (f)	1,901	$96,868
UBS AG (f)	2,155	204,905

		301,773

Insurance (0.1%)
Zurich Financial Services AG (f)	747	159,026

Pharmaceuticals (0.1%)
Roche Holding AG (f)	1,791	268,635

Retail (0.1%)
Compagnie Finaciere Richemont AG (f)	5,229	227,714

		1,126,231

UNITED KINGDOM (2.7%)
Auto Parts & Equipment (0.1%)
Renault SA (f)	2,356	191,801

Banking (0.1%)
UniCredito Italiano SPA (f)	49,176	338,955

Beverages (0.0%)
Diageo PLC (f)	5,434	78,511

Brewery (0.0%)
Scottish & Newcastle PLC (f)	3,695	30,897

Chemicals (0.0%)
Imperial Chemical Industries PLC (f)	6,581	37,520

Computer Software & Services (0.0%)
Cap Gemini SA (b) (f)	562	22,615

Consumer Durables (0.2%)
L’Oreal SA (f)	2,476	183,892
Reckitt Benckiser PLC (f)	7,426	244,839

		428,731

Distribution (0.1%)
Wolseley PLC (f)	7,294	153,760

Diversified Operations (0.0%)
LVMH Moet Hennessy Louis Vuitton SA (f)	720	63,907

9

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Electric Utilities (0.1%)
E.ON AG (f)	892	$92,226
International Power PLC (f)	7,876	32,460

		124,686

Financial Services (0.7%)
3i Group PLC (f)	1,497	21,794
Barclays PLC (f)	20,010	209,871
HBOS PLC (f)	13,531	230,802
HSBC Holdings PLC (f)	42,647	683,616
Man Group PLC (f)	1,317	43,270
Royal Bank of Scotland Group PLC (f)	9,318	281,128

		1,470,481

Food & Beverage (0.1%)
Cadbury Schweppes PLC (f)	1,604	15,152
Premier Foods PLC (f)	34,032	174,826
Tate & Lyle PLC (f)	7,293	70,570

		260,548

Gambling (0.0%)
Sportingbet PLC (f)	13,639	81,337

Human Resources (0.0%)
Hays PLC (f)	29,005	62,551

Insurance (0.1%)
Prudential PLC (f)	26,925	254,973

Multimedia (0.0%)
Vivendi Universal SA (f)	1,461	45,754

Oil & Gas (0.4%)
BP PLC (f)	37,880	405,503
Total SA, Class B (f)	1,433	361,305

		766,808

Pharmaceuticals (0.2%)
AstraZeneca PLC (f)	3,321	161,381
GlaxoSmithKline PLC (f)	8,370	211,249

		372,630

Printing & Publishing (0.1%)
EMAP PLC (f)	10,736	159,624

Retail (0.2%)
Next PLC (f)	8,747	230,318
Tesco PLC (f)	43,685	248,947

		479,265

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Technology (0.0%)
Cookson Group PLC (b) (f)	10,682	$78,036

Telecommunications (0.3%)
British Sky Broadcasting Group PLC (f)	13,840	117,807
Vodafone Group PLC (f)	232,156	499,474

		617,281

Tobacco (0.0%)
Imperial Tobacco Group PLC (f)	3,417	101,848

Water (0.0%)
Pennon Group PLC (f)	2,107	42,973

		6,265,492

UNITED STATES (51.7%)
Advertising (0.1%)
Getty Images, Inc. (b)	800	71,416
Omnicom Group, Inc.	3,050	259,647

		331,063

Aerospace & Defense (1.2%)
Boeing Co. (The)	7,650	537,336
General Dynamics Corp.	2,425	276,571
Lockheed Martin Corp.	8,525	542,446
Northrop Grumman Corp.	13,275	797,960
Raytheon Co.	12,150	487,823

		2,642,136

Agricultural Operations (0.2%)
Archer-Daniels-Midland Co.	10,100	249,066
Monsanto Co.	1,500	116,295
Seaboard Corp.	40	60,440

		425,801

Apparel (0.3%)
Coach, Inc. (b)	3,000	100,020
Nike, Inc., Class B	6,600	572,814
Steven Madden Ltd.	500	14,615
VF Corp.	1,175	65,025

		752,474

Auto Parts & Equipment (0.2%)
Arvinmeritor, Inc.	1,500	21,585
AutoNation, Inc. (b)	3,200	69,536
CSK Auto Corp. (b)	5,600	84,448

10

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Auto Parts & Equipment (continued)
Lear Corp.	6,600	$187,836
TRW Automotive Holdings Corp. (b)	1,900	50,065

		413,470

Broadcast Media & Cable Television (1.1%)
E.W. Scripps Co., Class A	8,800	422,576
News Corp., Class A	41,100	639,105
Sinclair Broadcast Group, Inc., Class A	5,300	48,760
Time Warner, Inc.	4,000	69,760
Viacom, Inc., Class B	37,900	1,235,540

		2,415,741

Building—Residential & Commercial (0.2%)
Brookfield Homes Corp.	1,100	54,703
Lennar Corp., Class A	5,150	314,253
Toll Brothers, Inc. (b)	1,525	52,826

		421,782

Business Services (1.0%)
Alliance Data Systems Corp. (b)	1,800	64,080
Catalina Marketing Corp.	2,600	65,910
CSG Systems International, Inc. (b)	200	4,464
eBay, Inc. (b)	17,300	748,225
Equifax, Inc.	1,550	58,931
Fair Issac Corp.	1,450	64,047
FedEx Corp.	7,700	796,102
Fiserv, Inc. (b)	1,425	61,660
Global Payment, Inc.	1,500	69,915
Herman Miller, Inc.	1,950	54,971
Intrado, Inc. (b)	1,900	43,738
Quanta Services, Inc. (b)	3,400	44,778
Sykes Enterprises, Inc. (b)	5,200	69,524
TeleTech Holdings, Inc. (b)	1,700	20,485

		2,166,830

Capital Goods (0.0%)
Diebold, Inc.	200	7,600
PerkinElmer, Inc.	2,300	54,188

		61,788

Chemicals & Diversified (0.8%)
Air Products & Chemicals, Inc.	9,100	538,629
Grace (W.R.) & Co. (b)	3,500	32,900

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Chemicals & Diversified (continued)
Nalco Holding Co. (b)	10,700	$189,497
Octel Corp.	500	8,135
Praxair, Inc.	9,900	524,304
Rohm & Haas Co.	8,600	416,412

		1,709,877

Communication Equipment (1.4%)
CommScope, Inc. (b)	600	12,078
Corning, Inc. (b)	48,700	957,442
InterDigital Communications Corp. (b)	1,400	25,648
Motorola, Inc.	44,525	1,005,820
QUALCOMM, Inc.	22,700	977,916
Tellabs, Inc. (b)	16,100	175,490

		3,154,394

Computer Equipment (1.7%)
Advanced Digital Information Corp. (b)	300	2,937
Apple Computer, Inc. (b)	4,100	294,749
Arrow Electronics, Inc. (b)	2,000	64,060
Avnet, Inc. (b)	4,850	116,109
Dell, Inc. (b)	17,400	521,826
EMC Corp. (b)	26,800	365,016
Hewlett-Packard Co.	22,975	657,774
International Business Machines Corp.	17,650	1,450,830
Juniper Networks, Inc. (b)	10,000	223,000
Western Digital Corp. (b)	5,000	93,050

		3,789,351

Computer Software & Services (2.8%)
Activision, Inc. (b)	1	14
Affiliated Computer Services, Inc., Class A (b)	7,400	437,932
Aspen Technology, Inc. (b)	1,900	14,915
Atari, Inc. (b)	7,000	7,560
Black Box Corp.	1,500	71,070
BMC Software, Inc. (b)	7,050	144,455
Cadence Design Systems, Inc. (b)	3,950	66,834
Cisco Systems, Inc. (b)	52,900	905,648
Compuware Corp. (b)	7,300	65,481
DST Systems, Inc. (b)	1,050	62,906
EarthLink, Inc. (b)	9,975	110,822
Emulex Corp. (b)	4,300	85,097

11

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Computer Software & Services (continued)
EPIQ Systems, Inc. (b)	2,500	$46,350
Google, Inc., Class A (b)	700	290,402
infoUSA, Inc.	500	5,465
Microsoft Corp.	90,100	2,356,114
NCR Corp. (b)	3,500	118,790
Oracle Corp. (b)	85,825	1,047,923
Parametric Technology Corp. (b)	9,200	56,120
SERENA Software, Inc. (b)	100	2,344
SonicWALL, Inc. (b)	2,700	21,384
Sybase, Inc. (b)	6,725	147,009
Synopsys, Inc. (b)	2,300	46,138
TriZetto Group, Inc. (The) (b)	5,200	88,348
Unisys Corp. (b)	5,800	33,814

		6,232,935

Conglomerates (1.0%)
Johnson Controls, Inc.	7,500	546,825
Loews Corp.	2,850	270,323
Tyco International Ltd.	40,400	1,165,944
United Technologies Corp.	6,000	335,460

		2,318,552

Construction & Building Materials (0.3%)
Centex Corp.	2,100	150,129
Deere & Co.	6,400	435,904
LSI Industries, Inc.	300	4,698
Sherwin Williams Co.	1,375	62,453
Texas Industries, Inc.	600	29,904
USG Corp. (b)	1,075	69,875

		752,963

Consumer Products (1.2%)
Black & Decker Corp.	850	73,916
Church & Dwight, Inc.	2,200	72,666
Colgate-Palmolive Co.	1,100	60,335
Fortune Brands, Inc.	100	7,802
Furniture Brands International, Inc.	2,100	46,893
Kimberly-Clark Corp.	10,375	618,869
Playtex Products, Inc. (b)	2,900	39,643
Procter & Gamble Co.	26,900	1,556,972
Smurfit-Stone Container Corp. (b)	10,600	150,202

		2,627,298

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Containers & Packaging (0.1%)
Chesapeake Corp.	1,000	$16,980
Crown Holdings, Inc. (b)	5,050	98,627
Graphic Packaging Corp. (b)	8,200	18,696
Silgan Holdings, Inc.	1,600	57,792

		192,095

Diversified Manufacturing Operations (0.4%)
Danaher Corp.	5,200	290,056
Illinois Tool Works, Inc.	1,700	149,583
Ingersoll-Rand Co.	2,800	113,036
SPX Corp.	2,100	96,117
Teleflex, Inc.	1,525	99,095
Walter Industries, Inc.	1,400	69,608

		817,495

Drugs (2.7%)
Adolor Corp. (b)	2,800	40,880
Alpharma, Inc., Class A	200	5,702
Amgen, Inc. (b)	16,250	1,281,475
Amylin Pharmaceuticals, Inc. (b)	700	27,944
Barr Pharmaceuticals, Inc. (b)	2,400	149,496
CV Therapeutics, Inc. (b)	300	7,419
Cypress Bioscience (b)	3,600	20,808
Eli Lilly & Co.	17,000	962,030
Endo Pharmaceuticals Holdings, Inc. (b)	2,300	69,598
Forest Laboratories, Inc. (b)	1,100	44,748
Illumina, Inc. (b)	2,400	33,840
Johnson & Johnson, Inc.	23,000	1,382,299
King Pharmaceuticals, Inc. (b)	4,200	71,064
Kos Pharmaceuticals, Inc. (b)	950	49,144
Martek Biosciences Corp. (b)	200	4,922
Medicis Pharmaceutical Corp., Class A	3,600	115,380
Merck & Co., Inc.	11,075	352,296
Mgi Pharma, Inc. (b)	600	10,296
Myogen, Inc. (b)	1,400	42,224
Nektar Therapeutic (b)	600	9,876
Neurometrix, Inc. (b)	200	5,456
OSI Pharmaceuticals, Inc. (b)	3,000	84,120
Pfizer, Inc.	52,500	1,224,300
Theravance, Inc. (b)	1,200	27,024
United Therapeutics Corp. (b)	300	20,736

12

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Drugs (continued)
Vertex Pharmaceuticals, Inc. (b)	600	$16,602
Watson Pharmaceutical, Inc. (b)	1,400	45,514

		6,105,193

Education (0.0%)
Career Education Corp. (b)	1,550	52,266

Electrical Equipment (1.8%)
Eaton Corp.	5,900	395,831
EMCOR Group, Inc. (b)	1,000	67,530
Energizer Holdings, Inc. (b)	1,300	64,727
General Electric Co.	101,500	3,557,575

		4,085,663

Electrical Services (1.8%)
American Electric Power Co., Inc.	6,300	233,667
Black Hills Corp.	1,100	38,071
CMS Energy Corp. (b)	11,900	172,669
Consolidated Edison, Inc.	2,100	97,293
Constellation Energy Group, Inc.	4,000	230,400
Dominion Resources, Inc.	11,000	849,199
Duke Energy Corp.	9,650	264,893
Edison International	8,725	380,497
FirstEnergy Corp.	1,150	56,339
Florida Power & Light, Inc.	1,500	62,340
Northeast Utilities	2,900	57,101
NorthWestern Corp.	1,600	49,712
PG&E Corp.	6,600	244,992
Pinnacle West Capital Corp.	4,900	202,615
PPL Corp.	11,600	341,040
Scana Corp.	1,500	59,070
Sempra Energy	1,175	52,687
TXU Corp.	5,300	266,007
Xcel Energy, Inc.	20,800	383,968

		4,042,560

Electronics (0.2%)
Coherent, Inc. (b)	2,200	65,296
Lam Research Corp. (b)	2,400	85,632
Mettler Toledo International, Inc. (b)	300	16,560
MTS Systems	2,400	83,136
Omnivision Technologies (b)	3,600	71,856
Sanmina-SCI Corp. (b)	13,600	57,936
Solectron Corp. (b)	400	1,464

		381,880

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Financial (4.3%)
Affiliated Managers Group, Inc. (b)	775	$62,194
American Capital Strategies Ltd.	1,900	68,799
American Express Co.	800	41,168
AmeriCredit Corp. (b)	6,925	177,488
Ameriprise Financial, Inc.	1,600	65,600
Ameritrade Holdings Corp. (b)	2,500	60,000
CharterMac	900	19,062
CIT Group, Inc.	9,400	486,732
Citigroup, Inc.	57,800	2,805,033
CompuCredit Corp. (b)	1,725	66,378
Countrywide Credit Industries, Inc.	12,700	434,213
E*TRADE Financial Corp. (b)	4,650	96,999
Fannie Mae	1,800	87,858
Federal Agricultural Mortgage Corp., Class C	3,700	110,741
Federated Investors, Inc.	3,200	118,528
Franklin Resources, Inc.	2,800	263,228
Freddie Mac	4,900	320,215
Goldman Sachs Group, Inc.	11,450	1,462,279
Lehman Brothers Holdings, Inc.	2,375	304,404
MBNA Corp.	22,800	619,248
Mellon Financial Corp.	11,400	390,450
Merrill Lynch & Co., Inc.	1,300	88,049
Morgan Stanley	14,400	817,056
Principal Financial Group, Inc.	1,450	68,774
Washington Mutual, Inc.	16,266	707,571
WFS Financial, Inc. (b)	875	66,631

		9,808,698

Financial & Banks (3.6%)
A.G. Edwards, Inc.	900	42,174
BancFirst Corp.	1,100	86,900
Bank of America Corp.	51,750	2,388,262
Bank of New York Co., Inc.	1,700	54,145
BB&T Corp.	6,900	289,179
Camden National Corp.	700	23,016
Capital One Financial Corp.	5,650	488,160
CapitalSource, Inc.	3,100	69,440
Commerce Bancshares, Inc.	300	15,636
Corus Bankshares, Inc.	600	33,762
Eurobancshares, Inc. (b)	2,800	39,676
FNB Corp.	800	24,536
Gold Banc Corp.	1,900	34,618
Great Southern Bancorp, Inc.	500	13,805

13

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Financial & Banks (continued)
Heartland Financial USA, Inc.	1,300	$28,210
Horizon Financial Corp.	700	15,288
KeyCorp	100	3,293
Marshall & Ilsley Corp.	500	21,520
North Fork Bancorp, Inc.	14,100	385,776
PNC Financial Services Group	4,975	307,604
Simmons First National Corp., Class A	2,100	58,170
State Street Corp.	13,500	748,440
Suffolk Bancorp	1,400	47,278
Taylor Capital Group, Inc.	700	28,280
TCF Financial Corp.	3,400	92,276
U.S. Bancorp	49,900	1,491,511
Wachovia Corp.	4,600	243,156
Wells Fargo Co.	17,700	1,112,091

		8,186,202

Food & Beverage (1.3%)
Campbell Soup Co.	1,800	53,586
Coca-Cola Co. (The)	33,200	1,338,292
Coca-Cola Enterprises, Inc.	13,000	249,210
Del Monte Foods Co. (b)	8,700	90,741
General Mills, Inc.	3,750	184,950
Kellogg Co.	7,400	319,828
M & F Worldwide Corp. (b)	1,600	26,112
PepsiCo, Inc.	2,800	165,424
Pilgrim’s Pride Corp.	2,325	77,097
SYSCO Corp.	13,500	419,175
Whole Foods Market, Inc.	900	69,651

		2,994,066

Funeral Services (0.0%)
Alderwoods Group, Inc. (b)	2,500	39,675

Healthcare (2.9%)
Bausch & Lomb, Inc.	4,200	285,180
Biomet, Inc.	2,000	73,140
Boston Scientific Corp. (b)	15,600	382,044
Charles River Laboratories International, Inc. (b)	3,200	135,584
Coventry Health Care, Inc. (b)	1,212	69,036
Datascope Corp.	1,200	39,660
Gilead Sciences, Inc. (b)	5,500	289,465
Guidant Corp.	700	45,325
HCA-The Healthcare Co.	10,200	515,100
Magellan Health Services (b)	1,400	44,030

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Healthcare (continued)
McKesson Corp.	4,500	$232,155
Medco Health Solutions, Inc. (b)	2,900	161,820
Medtronic, Inc.	2,100	120,897
Mentor Corp.	1,000	46,080
PER-SE Technologies, Inc. (b)	2,700	63,072
Sepracor, Inc. (b)	10,900	562,440
UnitedHealth Group, Inc.	6,175	383,715
WellPoint, Inc. (b)	14,500	1,156,954
Wyeth	34,450	1,587,111
Zimmer Holdings, Inc. (b)	4,100	276,504

		6,469,312

Hotels & Motels (0.2%)
Hilton Hotels Corp.	2,800	67,508
Host Marriott Corp.	10,500	198,975
International Game Technology	400	12,312
Marriott International, Inc., Class A	500	33,485
Starwood Hotels & Resorts Worldwide, Inc.	800	51,088
Vail Resorts, Inc. (b)	1,100	36,333

		399,701

Household Furnishing & Appliances (0.1%)
JAKKS Pacific, Inc. (b)	300	6,282
Kimball International, Inc., Class B	2,100	22,323
Maytag Corp.	1,000	18,820
Mohawk Industries, Inc. (b)	3,100	269,638

		317,063

Human Resources (0.1%)
Administaff, Inc.	1,000	42,050
AMN Healthcare Services, Inc. (b)	3,900	77,142

		119,192

Industrial Goods & Services (0.1%)
Clean Harbors, Inc. (b)	500	14,405
Fuller (H. B.) Co.	2,300	73,761
Kaman, Class A	2,300	45,287
Nordson Corp.	2,600	105,326

		238,779

Insurance (2.9%)
ACE Ltd.	4,300	229,792
Aetna, Inc.	12,250	1,155,297

14

GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Insurance (continued)
AFLAC, Inc.	3,700	$171,754
AMBAC Financial Group, Inc.	9,800	755,188
American International Group, Inc.	6,400	436,672
AmerUs Group Co.	300	17,001
Argonaut Group, Inc. (b)	700	22,939
Assurant, Inc.	8,900	387,061
Chubb Corp. (The)	2,850	278,303
CIGNA Corp.	400	44,680
Conseco, Inc. (b)	1,300	30,121
Fremont General Corp.	1,800	41,814
Genworth Financial, Inc., Class A	13,600	470,288
Great American Financial Resources, Inc.	2,000	39,680
Hartford Financial Services Group, Inc.	11,400	979,145
LandAmerica Financial Group, Inc.	400	24,960
Lincoln National Corp.	1,500	79,545
MBIA, Inc.	4,200	252,672
MetLife, Inc.	3,600	176,400
Navigators Group, Inc. (The) (b)	500	21,805
ProAssurance Corp. (b)	500	24,320
Protective Life Corp.	600	26,262
St. Paul Travelers Cos., Inc.	6,700	299,289
W.R. Berkley Corp.	8,100	385,722
XL Capital Ltd., Class A	2,000	134,760

		6,485,470

Leisure & Amusements (0.3%)
Carnival Corp.	7,400	395,678
Dover Downs Gaming & Entertainment, Inc.	100	1,415
Escalade, Inc.	1,300	15,301
Pixar (b)	1,300	68,536
Regal Entertainment Group, Class A	3,700	70,374
Walt Disney Co. (The)	1,500	35,955

		587,259

Machinery (0.2%)
AGCO Corp. (b)	400	6,628
Cummins, Inc.	700	62,811
Cymer, Inc. (b)	1,500	53,265
Flowserve Corp. (b)	3,000	118,680

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Machinery (continued)
Imation Corp.	2,300	$105,961
Terex Corp. (b)	2,900	172,260
Toro Co. (The)	1,000	43,770

		563,375

Medical Products (0.6%)
Baxter International, Inc.	19,800	745,470
Bruker BioSciences Corp. (b)	14,600	70,956
Cooper Co., Inc. (The)	900	46,170
DJ Orthopedics, Inc. (b)	1,600	44,128
MedImmune, Inc. (b)	1,600	56,032
NMT Medical, Inc. (b)	2,700	43,200
St. Jude Medical, Inc. (b)	5,600	281,120

		1,287,076

Metals & Mining (0.5%)
Alcoa, Inc.	12,800	378,496
Cleveland-Cliffs, Inc.	750	66,428
Freeport-McMoRan Copper & Gold, Inc., Class B	1,300	69,940
Phelps Dodge Corp.	550	79,129
Quanex Corp.	300	14,991
Reliance Steel & Aluminum Co.	1,050	64,176
Southern Copper Corp.	1,050	70,329
Stillwater Mining Co. (b)	4,300	49,751
United States Steel Corp.	8,100	389,366

		1,182,606

Office Equipment & Services (0.1%)
3M Co.	1,500	116,250
CompX International, Inc.	700	11,214
Marlin Business Services, Inc. (b)	1,300	31,057
Standard Register Co. (The)	6,300	99,603
Xerox Corp. (b)	3,200	46,880

		305,004

Oil & Gas (4.7%)
Anadarko Petroleum Corp.	4,300	407,425
Apache Corp.	4,500	308,340
Baker Hughes, Inc.	3,100	188,418
Burlington Resources, Inc.	8,000	689,600
ChevronTexaco Corp.	16,550	939,543
Clayton Williams Energy, Inc. (b)	2,500	104,350
ConocoPhillips	12,100	703,978
Devon Energy Corp.	5,800	362,732

15

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Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Oil & Gas (continued)
Dynegy, Inc. (b)	8,000	$38,720
EOG Resources, Inc.	4,400	322,828
Exxon Mobil Corp.	55,650	3,125,860
Forest Oil Corp. (b)	1,000	45,570
Frontier Oil Corp.	900	33,777
Giant Industries, Inc. (b)	200	10,392
Halliburton Co.	6,300	390,348
Helmerich & Payne, Inc.	300	18,573
Holly	200	11,774
Kerr-Mcgee Corp.	200	18,172
Marathon Oil Corp.	3,775	230,162
NICOR, Inc.	2,500	98,275
Occidental Petroleums Corp.	9,800	782,824
Plains Exploration & Product (b)	2,300	91,379
Rowan Cos., Inc.	8,100	288,684
Todco, Class A	600	22,836
Transocean, Inc. (b)	500	34,845
Valero Energy Corp.	13,900	717,240
Veritas DGC, Inc. (b)	3,100	110,019
Weatherford International Ltd. (b)	10,300	372,860
World Fuel Services Corp.	600	20,232

		10,489,756

Paper & Forest Products (0.1%)
International Paper Co.	1,800	60,498
Louisiana-Pacific Corp.	2,500	68,675

		129,173

Pharmaceuticals (0.0%)
Alexion Pharmaceuticals, Inc. (b)	1,200	24,300
Alkermes, Inc. (b)	600	11,472
AVANIR Pharmaceuticals, Class A (b)	6,800	23,392
ICOS Corp. (b)	400	11,052
Inhibitex, Inc. (b)	700	5,880
Nastech Pharmaceutical Co., Inc. (b)	1,200	17,664
Neurocrine Biosciences, Inc. (b)	200	12,546

		106,306

Printing & Publishing (0.6%)
American Greetings Corp., Class A	2,300	50,531
Gannett Co., Inc.	14,200	860,094

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Printing & Publishing (continued)
John Wiley & Sons, Inc.	1,775	$69,296
McGraw-Hill Cos., Inc. (The)	5,275	272,348
R.R. Donnelley & Sons Co.	1,575	53,881

		1,306,150

Railroads (0.6%)
Burlington Northern Santa Fe Corp.	3,750	265,575
CSX Corp.	10,100	512,777
Norfolk Southern Corp.	15,300	685,899

		1,464,251

Real Estate (0.4%)
CBL & Associates Properties, Inc.	1,325	52,351
General Growth Properties, Inc.	1,575	74,009
Mack-Cali Realty Corp.	2,100	90,720
Mills Corp. (The)	2,400	100,656
ProLogis	5,400	252,288
Simon Property Group, Inc.	3,425	262,457
Trizec Properties, Inc.	2,275	52,143
Ventas, Inc.	1,775	56,836

		941,460

Real Estate Investment Trusts (0.2%)
American Home Mortgage Investment Corp.	1,100	35,827
Anthracite Capital, Inc.	4,900	51,597
Arbor Realty Trust, Inc.	600	15,552
Boykin Lodging Co. (b)	2,600	31,772
Centracore Properties Trust	1,000	26,870
Columbia Equity Trust, Inc.	3,100	50,065
Cousins Properties, Inc.	2,700	76,410
Heritage Property Investment	1,100	36,740
Mid-America Apartment Communities, Inc.	1,800	87,300
Ramco-Gershenson Properties Trust	2,100	55,965
Sunstone Hotel Investors, Inc.	3,300	87,681

		555,779

Restaurants (0.4%)
Darden Restaurants, Inc.	1,550	60,264
Luby’s Cafeteria, Inc. (b)	4,100	54,530
McDonald’s Corp.	24,850	837,942

		952,736

16

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Retail (2.7%)
Abercrombie & Fitch Co.	600	$39,108
American Eagle Outfitters Ltd.	3,375	77,558
Barnes & Noble, Inc.	4,250	181,348
Blair Corp.	2,000	77,880
Claire’s Stores, Inc.	2,500	73,050
CVS Corp.	6,800	179,656
Dollar General Corp.	700	13,349
Family Dollar Stores, Inc.	500	12,395
Federated Department Stores, Inc.	2,400	159,192
Foot Locker, Inc.	1,800	42,462
Home Depot, Inc.	33,200	1,343,935
J.C. Penney Co., Inc.	3,300	183,480
Jones Apparel Group, Inc.	4,000	122,880
Kohl’s Corp. (b)	11,700	568,620
Kroger Co. (The) (b)	13,550	255,824
Longs Drug Stores Corp.	1,000	36,390
Lowe’s Cos., Inc.	11,800	786,588
Nordstrom, Inc.	3,850	143,990
Pathmark Stores, Inc. (b)	2,700	26,973
Payless ShoeSource, Inc. (b)	5,800	145,580
Polo Ralph Lauren Corp.	1,400	78,596
Rite Aid Corp. (b)	6,000	20,880
Ross Stores, Inc.	500	14,450
Safeway, Inc.	2,900	68,614
Staples, Inc.	16,100	365,631
Supervalu, Inc.	2,225	72,268
Target Corp.	10,900	599,173
Wal-Mart Stores, Inc.	9,300	435,240
Wilsons The Leather Experts, Inc. (b)	1,000	3,630
Yum! Brands, Inc.	800	37,504

		6,166,244

Semiconductors (1.3%)
Altera Corp. (b)	13,900	257,567
Analog Devices, Inc.	7,200	258,264
Broadcom Corp., Class A (b)	2,700	127,305
Intel Corp.	46,475	1,160,016
Intersil Holding Corp., Class A	700	17,416
Linear Technology Corp.	4,900	176,743
LSI Logic Corp. (b)	9,000	72,000
Maxim Integrated Products, Inc.	1,800	65,232
Microchip Technology, Inc.	4,500	144,675
Texas Instruments, Inc.	13,825	443,368

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Semiconductors (continued)
TriQuint Semiconductor, Inc. (b)	3,000	$13,350
Xilinx, Inc.	11,800	297,478

		3,033,414

Steel (0.1%)
Allegheny Teledyne, Inc.	2,200	79,376
Nucor Corp.	1,775	118,428
Steel Dynamics, Inc.	1,500	53,265

		251,069

Technology (0.1%)
Intergraph Corp. (b)	2,100	104,601
Micrel, Inc. (b)	7,400	85,840

		190,441

Telecommunications (1.6%)
AT&T, Inc.	50,266	1,231,014
Bellsouth Corp.	6,150	166,665
Dobson Communications Corp., Class A (b)	7,900	59,250
EchoStar Communications Corp., Class A (b)	6,500	176,605
MCI, Inc.	6,300	124,299
Sprint Corp.	26,846	627,123
TALK America Holdings, Inc. (b)	3,100	26,753
Verizon Communications, Inc.	38,700	1,165,644

		3,577,353

Tire & Rubber (0.0%)
Goodyear Tire & Rubber Co. (The) (b)	4,500	78,210

Tobacco (1.1%)
Altria Group, Inc.	33,500	2,503,120
Loews Corp — Carolina Group	1,525	67,085

		2,570,205

Transportation Services (0.1%)
CNF, Inc.	600	33,534
Continental Airlines, Class B (b)	1,900	40,470
Laidlaw International, Inc.	4,200	97,566
Maritrans, Inc.	600	15,612
Oshkosh Truck Corp.	1,500	66,885
United Parcel Service, Inc., Class B	200	15,030

		269,097

		116,958,729

Total Common Stocks		139,128,136

17

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Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

COMMERCIAL PAPER (14.0%)
Financial Services (14.0%)
ABN AMRO NA Finance, Inc., 4.26%, 02/06/06	$1,500,000	$1,494,143
Allied Irish Bank, 4.26%, 01/09/06	1,750,000	1,748,722
ANZ (Delaware), Inc., 4.29%, 02/07/06	1,500,000	1,493,730
Barclays U.S. Funding Corp., 4.30%, 02/01/06	1,500,000	1,494,825
BNP Paribas Finance, Inc., 4.26%, 02/02/06	1,500,000	1,494,645
Calyon North America, 4.17%, 01/18/06	1,500,000	1,497,315
CBA (Delaware) Finance, 4.28%, 01/17/06	1,250,000	1,247,625
Credit Suisse First Boston, Inc., 4.33%, 02/15/06	1,500,000	1,492,230
Danske Corp., 4.28%, 01/19/06	1,500,000	1,497,135
Dexia Delaware LLC, 4.25%, 02/06/06	1,500,000	1,493,925
Gemini Securitization Corp., 4.37%, 02/21/06	1,750,000	1,739,535
Goldman Sachs, 4.30%, 02/06/06	1,500,000	1,493,880
Intesa Funding LLC, 4.30%, 01/30/06	1,500,000	1,495,163
Lloyds TSB Bank PLC, 4.27%, 01/17/06	1,750,000	1,747,078
Nationwide Building Society, 4.13%, 01/04/06	2,250,000	2,249,707
Nordea North America, Inc., 4.18%, 01/24/06	1,250,000	1,246,850
San Paolo US Financial Co., 4.17%, 01/17/06	1,500,000	1,497,220
Silver Tower, 4.25%, 01/03/06	1,000,000	1,000,000
Societe Generale North America, Inc., 4.31%, 02/21/06	1,500,000	1,491,180
Thames Asset Global Securitization No.1, 4.31%, 02/06/06	1,500,000	1,493,535
UBS Finance 4.10%, 01/03/06	1,250,000	1,250,000

Total Commercial Paper		31,658,443

Principal Amount		Value

CORPORATE BONDS (10.5%)
Aerospace & Defense (0.1%)
General Dynamics Corp., 2.13%, 05/15/06	$165,000	$163,531

Auto Related (0.6%)
Breed Technologies, Inc., 0.00%, 04/15/08 (e) (f) (g)	125,000	0
Carmax Auto Owner Trust, 4.13%, 05/15/09	885,000	876,544
Carmax Auto Owner Trust, 4.21%, 01/15/10	335,000	331,282
Ford Motor Credit Co., 7.88%, 06/15/10	205,000	184,478
Ford Motor Credit Co., 7.00%, 10/01/13	50,000	42,723
General Motors Acceptance Corp., 6.88%, 08/28/12	40,000	36,053

		1,471,080

Banks (1.3%)
BBVA Bancomer SA, 5.38%, 07/22/15	180,000	178,370
HBOS PLC, 6.41%, 10/01/35 (d) (h)	200,000	202,326
HSBC Capital Funding LP, 4.61%, 06/27/13 (d) (h)	420,000	396,098
Industrial Bank of Korea, 4.00%, 05/19/14 (d)	180,000	172,546
Korea First Bank, 7.27%, 03/03/34 (d)	165,000	180,363
Rabobank Capital Fund Trust III, 5.25%, 10/21/16 (d) (h)	370,000	362,795
RBS Capital Trust I, 4.71%, 07/01/13 (h)	125,000	118,805
Resona Bank Ltd., 5.85%, 04/15/16 (d) (h)	230,000	229,028
Shinhan Bank, 5.66%, 03/02/35	180,000	173,633
Suntrust Bank, 2.50%, 11/01/06	275,000	268,591
U.S. Bank NA Minnesota, 6.50%, 02/01/08	200,000	206,806
United Overseas Bank Ltd., 5.38%, 09/03/19 (d)	275,000	273,832
Woori Bank, 5.75%, 03/13/14 (d)	160,000	161,294

		2,924,487

18

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Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

CORPORATE BONDS (continued)
Broadcast Media & Cable Television (0.3%)
Charter Communications LLC, 8.00%, 04/30/12 (d)	$30,000	$29,850
Comcast Corp., 6.50%, 01/15/15	225,000	237,788
Comcast Corp., 4.95%, 06/15/16	100,000	94,335
Echostar DBS Corp., 6.38%, 10/01/11	35,000	33,688
News America, Inc., 8.88%, 04/26/23	100,000	124,397
News America, Inc., 6.20%, 12/15/34	145,000	144,029

		664,087

Building—Residential & Commercial (0.0%)
Beazer Homes USA, Inc., 6.88%, 07/15/15	30,000	28,763
D.R. Horton, Inc., 8.50%, 04/15/12	30,000	32,052
D.R. Horton, Inc., 5.25%, 02/15/15	15,000	14,042

		74,857

Cable (0.0%)
Cablevision Systems Corp., 8.00%, 04/15/12	25,000	23,375
DIRECTV Holdings/Finance, 6.38%, 06/15/15	45,000	43,987
EchoStar DBS Corp., 6.63%, 10/01/14	5,000	4,794

		72,156

Casino Hotels (0.0%)
MGM Mirage, Inc., 5.88%, 02/27/14	35,000	33,425

Chemicals & Diversified (0.1%)
Huntsman International LLC, 9.88%, 03/01/09	35,000	36,925
Huntsman LLC, 11.50%, 07/15/12	30,000	33,975
Polyone Corp., 10.63%, 05/15/10	65,000	69,713

		140,613

Commercial Services (0.0%)
Iron Mountain, Inc., 6.63%, 01/01/16	35,000	32,550

Principal Amount		Value

CORPORATE BONDS (continued)
Computer Services (0.1%)
Computer Associates, Inc., 5.63%, 12/01/14 (d)	$255,000	$251,045
SunGard Data Systems, Inc., 9.13%, 08/15/13 (d)	30,000	31,050

		282,095

Computer Software (0.0%)
UGS Corp., 10.00%, 06/01/12	30,000	32,700

Construction Equipment (0.1%)
CNH Equipment Trust, 4.27%, 01/15/10	125,000	123,683

Consumer Products (0.0%)
Spectrum Brands, Inc., 7.38%, 02/01/15	10,000	8,350

Containers (0.0%)
Crown Americas, 7.75%, 11/15/15	15,000	15,525
Graphic Packaging International, Inc., 8.50%, 08/15/11	25,000	25,063
Owens-Brockway Glass Container, 8.25%, 05/15/13	35,000	36,137

		76,725

Diversified Manufacturing Operations (0.1%)
Hutchinson Whamp International Ltd., 6.25%, 01/24/14 (d)	130,000	136,046
Hutchinson Whamp International Ltd., 7.45%, 11/24/33 (d)	145,000	167,481

		303,527

Diversified Minerals (0.1%)
Teck Cominco Ltd., 6.13%, 10/01/35	120,000	118,674

Electrical Services (0.6%)
Alabama Power Co., 2.80%, 12/01/06	130,000	127,708
Appalachian Power Co., 5.80%, 10/01/35	110,000	108,213
Dominion Resources, Inc., 8.13%, 06/15/10	50,000	55,574

19

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Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

CORPORATE BONDS (continued)
Electrical Services (continued)
Dominion Resources, Inc., 5.00%, 03/15/13	$195,000	$189,864
Dominion Resources, Inc., 7.20%, 09/15/14	95,000	105,542
Dominion Resources, Inc., 5.15%, 07/15/15	120,000	116,259
FPL Group Capital, Inc., 7.63%, 09/15/06	215,000	218,914
GE Equipment Small Ticket LLC, 4.38%, 07/22/09	200,000	198,415
Nisource Finance Corp., 5.45%, 09/15/20	215,000	208,318
Pacificorp, 4.30%, 09/15/08	125,000	123,068

		1,451,875

Electronics—Military (0.0%)
L-3 Communications Corp, 5.88%, 01/15/15	40,000	38,800

Energy (0.2%)
Kinder Morgan, Inc., 5.70%, 01/15/16 (d)	410,000	413,544

Environmental (0.0%)
Allied Waste North America, Inc., 6.13%, 02/15/14	45,000	42,413

Financial Products & Services (1.9%)
American General Finance Corp., 3.00%, 11/15/06	315,000	310,117
American General Finance Corp., 4.50%, 11/15/07	330,000	327,848
Arch Western Finance, 6.75%, 07/01/13	55,000	56,031
Associates Corporation of North America, 6.95%, 11/01/18	100,000	115,118
Capital One Financial, 8.75%, 02/01/07	375,000	389,541
Goldman Sachs Capital I, 6.35%, 02/15/34	130,000	136,569
HSBC Finance Capital Trust IX, 5.91%, 11/30/35	100,000	100,851
HSBC Finance Corp., 5.00%, 06/30/15	120,000	116,690

Principal Amount		Value

CORPORATE BONDS (continued)
Financial Products & Services (continued)
International Lease Finance Corp, 4.88%, 09/01/10	$115,000	$113,440
Istar Financial, Inc., 6.00%, 12/15/10	15,000	15,231
Mizuho JGB Investment, 9.87%, 06/30/08 (d) (h)	190,000	210,129
Mizuho Preferred Capital, 8.79%, 06/30/08 (d) (h)	310,000	335,136
Morgan Stanley, 5.38%, 10/15/15	375,000	375,363
Residential Capital Corp., 6.13%, 11/21/08	315,000	315,766
Residential Capital Corp., 6.38%, 06/30/10	685,000	696,039
Temasek Financial I Ltd., 4.50%, 09/21/15 (d)	300,000	288,640
Zurich Financial Services AG, 6.45%, 12/15/65 (d)	280,000	283,892

		4,186,401

Funeral Services & Related Items (0.0%)
Service Corp. International, 6.75%, 04/01/16	30,000	29,250

Healthcare (0.0%)
HCA, Inc., 6.38%, 01/15/15	60,000	60,650

Home Furnishings (0.0%)
Sealy Mattress Co., 8.25%, 06/15/14	30,000	30,900

Hotels & Motels (0.0%)
Starwood Hotels & Resorts, 7.38%, 11/15/15	35,000	37,975
Vail Resorts, Inc., 6.75%, 02/15/14	45,000	45,000

		82,975

Insurance (0.8%)
Axis Capital Holdings, 5.75%, 12/01/14	130,000	130,028
Axis Capital Holdings	110,000	114,194
Endurance Specialty Holdings, 7.00%, 07/15/34	125,000	132,555
ING Groep NV, 5.78%, 12/29/49	240,000	243,240

20

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Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

CORPORATE BONDS (continued)
Insurance (continued)
Nippon Life Insurance, 4.88%, 08/09/10 (d)	$470,000	$462,732
Reinsurance Group of America, Inc., 6.75%, 12/15/65	110,000	110,976
Stingray Pass Through Trust, 5.90%, 01/12/15	300,000	297,025
Transcontinental Gas Pipeline Corp., 5.75%, 12/14/15	260,000	263,724

		1,754,474

Metals (0.1%)
Noranda, Inc., 6.00%, 10/15/15	160,000	161,561
Noranda, Inc., 6.20%, 06/15/35	45,000	43,719

		205,280

Mining (0.1%)
Newmont Mining Corp., 5.88%, 04/01/35	120,000	118,419

Motor Vehicles (0.1%)
Daimler Chrysler NA Holding Corp., 4.75%, 01/15/08	125,000	123,859
TRW Automotive, Inc., 9.38%, 02/15/13	41,000	44,383

		168,242

Office Equipment & Supplies (0.0%)
Acco Brands Corp., 7.63%, 08/15/15 (d)	15,000	14,138

Oil & Gas (0.4%)
BP Capital Markets PLC, 2.75%, 12/29/06	205,000	201,145
Chesapeake Energy Corp., 6.50%, 08/15/17 (d)	45,000	45,225
Enterprise Production Operations, 5.00%, 03/01/15	175,000	166,702
Enterprise Production Operations, 6.65%, 10/15/34	125,000	129,070
Gazprom International SA, 5.63%, 07/22/13 (d)	110,000	109,131
Kinder Morgan Energy Partners, 7.40%, 03/15/31	60,000	69,111
Nexen, Inc., 5.88%, 03/10/35	80,000	78,666

		799,050

Principal Amount		Value

CORPORATE BONDS (continued)
Paper & Forest Products (0.0%)
Georgia-Pacific Corp., 7.70%, 06/15/15	$35,000	$33,775

Real Estate (0.1%)
iStar Financial, Inc., 5.80%, 03/15/11	160,000	161,037
SocGen Real Estate LLC, 7.64%, 09/30/07 (d) (h)	90,000	93,640

		254,677

Real Estate Investment Trusts (0.1%)
iStar Financial, Inc., 5.15%, 03/01/12	160,000	154,952

Retail (0.2%)
Safeway, Inc., 4.13%, 11/01/08	240,000	232,397
WAL-MART Stores Inc, 5.25%, 09/01/35	210,000	203,842

		436,239

Semiconductors (0.0%)
Celestica, Inc., 7.88%, 07/01/11	25,000	25,188

Sovereign (1.5%)
Fannie Mae, 6.41%, 03/08/06	1,000,000	1,003,071
Republic of Argentina, 4.01%, 08/03/12	175,000	137,113
Republic of Argentina, 8.28%, 12/31/33	125,000	96,261
Republic of Argentina, 0.00%, 12/15/35	370,919	19,445
Republic of Peru, 7.35%, 07/21/25	200,000	197,000
Republic of Peru, 8.75%, 11/21/33	315,000	354,374
Republic of Venezuela, 9.25%, 09/15/27	145,000	171,825
Republic of Venezuela, 9.38%, 01/13/34	226,000	267,810
Russian Federation, 12.75%, 06/24/28	165,000	302,643
Ukraine Government, 6.88%, 03/04/11 (d)	267,000	275,678
Ukraine Government, 7.65%, 06/11/13	65,000	70,142

21

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Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

CORPORATE BONDS (continued)
Sovereign (continued)
United Mexican States, 11.50%, 05/15/26	$135,000	$220,725
United Mexican States, 8.30%, 08/15/31	265,000	340,525

		3,456,612

Special Purpose Entity (0.7%)
Aries Vermogensverwaltng, 9.60%, 10/25/14 (d)	500,000	646,249
Fresenius Medical Capital Trust II, 7.88%, 02/01/08	45,000	46,463
ILFC E-Capital Trust I, 5.90%, 06/21/65 (d)	190,000	190,747
Jostens, Inc., 7.63%, 10/01/12	15,000	15,075
Mantis Reef Ltd. II, 4.80%, 11/03/09 (d)	200,000	195,966
Pricoa Global Funding I, 3.90%, 12/15/08 (d)	400,000	388,685
Resona PFD Global Securities, 7.19%, 07/30/15 (d)	115,000	122,012
Trains HY-2005-1, 7.65%, 06/15/15	26,341	27,066

		1,632,263

Telecommunications (0.8%)
AT&T Wireless Services, Inc., 7.50%, 05/01/07	150,000	155,056
AT&T Wireless Services, Inc., 8.13%, 05/01/12	15,000	17,331
Deutsche Telekom, 5.25%, 07/22/13	175,000	174,070
Deutsche Telekom, 8.25%, 06/15/30	45,000	57,234
France Telecom, 8.50%, 03/01/31	115,000	153,440
Motorola, Inc., 7.50%, 05/15/25	165,000	198,530
Panamsat Corp., 9.00%, 08/15/14	15,000	15,713
Qwest Corp., 8.88%, 03/15/12	35,000	39,463
Rogers Wireless, Inc., 6.38%, 03/01/14	70,000	70,175
Sprint Capital Corp., 6.90%, 05/01/19	205,000	225,785

Principal Amount		Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Capital Corp., 8.75%, 03/15/32	$50,000	$66,354
Tele-Communications, Inc., 7.88%, 08/01/13	30,000	33,908
Verizon Global FDG Corp., 5.85%, 09/15/35	225,000	216,826
Verizon New York, Inc., 6.88%, 04/01/12	315,000	328,365

		1,752,250

Transportation—Rail (0.1%)
BNSF Funding Trust I, 6.61%, 12/15/55	145,000	150,946

Total Corporate Bonds		23,815,853

MORTGAGE-BACKED SECURITIES (22.8%)
Federal Home Loan Mortgage Corporation (6.0%)
5.50%, 01/15/23	445,836	449,202
5.50%, 07/15/23	298,596	301,080
5.00%, 11/15/28	700,000	697,693
6.75%, 03/15/31	375,000	470,047
6.00%, 02/01/35	405,956	410,057
6.50%, 05/15/35	429,385	442,943
TBA, 6.00%, 01/01/31	2,700,000	2,762,438
TBA, 5.50%, 01/01/34	8,150,000	8,073,594

		13,607,054

Federal National Mortgage Association (10.0%)
6.63%, 11/15/30	30,000	36,991
6.50%, 02/01/35	540,182	554,193
7.00%, 02/01/35	162,457	169,497
TBA, 5.50%, 01/25/18	2,746,000	2,762,306
TBA, 6.00%, 02/01/31	6,500,000	6,550,778
TBA, 5.50%, 01/01/33	2,670,000	2,643,300
TBA, 6.00%, 01/01/33	3,050,000	3,077,639
TBA, 6.50%, 01/01/33	1,350,000	1,384,594
TBA, 5.50%, 02/01/33	1,050,000	1,038,515
TBA, 5.00%, 01/01/34	4,600,000	4,456,250

		22,674,063

Financial Services (6.4%)
Americredit Automobile Receivables Trust, Series 04-BM, Class A4, 2.67%, 03/07/11	550,000	534,223

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Financial Services (continued)
Americredit Automobile Receivables Trust, Series 04-DF, Class A3, 2.98%, 07/06/09	$105,000	$103,153
Bear Stearns Commercial Mortgage Securities, Series 04-PWR6, Class A4, 4.52%, 11/11/41	260,000	251,438
Bear Stearns Commercial Mortgage Securities, Series 05-PWR7, Class A3, 5.12%, 02/11/41	380,000	378,584
Bear Stearns Commercial Mortgage Securities, Series 05-T18, Class A4, 4.93%, 02/13/42	470,000	461,856
Capital One Master Trust, Series 01-BA, Class A, 4.60%, 08/17/09	420,000	419,083
Capital One Multi-Asset Execution Trust, Series 03-A4, Class A4, 3.65%, 07/15/11	520,000	504,840
Citicorp Mortgage Securities, Inc., Series 05-7, Class 1A1, 5.50%, 10/25/35	403,432	400,566
Countrywide Alternative Loan Trust, Series 04-28CB, Class 3A1, 6.00%, 01/25/35	875,711	877,353
Countrywide Asset-Backed Certificates, Series 03-5, Class MF1, 5.41%, 01/25/34	180,000	178,927
Countrywide Home Loans, Series 04-28R, Class A1, 5.50%, 08/25/33	1,184,853	1,175,343
CS First Boston Mortgage Securities Corp., Series 01-CK1, Class A3, 6.38%, 12/16/35	270,000	283,949
CS First Boston Mortgage Securities Corp., Series 03-29, Class 7A1, 6.50%, 12/25/33	154,449	155,500
CS First Boston Mortgage Securities Corp., Series 03-C4, Class A4, 5.14%, 08/15/36	480,000	479,084

Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Financial Services (continued)
Greenwich Capital Commercial Funding Corp., Series 04-GG1, Class A3, 4.34%, 06/10/36	$1,185,000	$1,163,930
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A4, 4.80%, 08/10/42	535,000	521,257
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class AJ, 4.86%, 08/10/42	535,000	518,510
Household Automotive Trust, Series 03-2, Class A4, 3.02%, 12/17/10	350,000	342,625
Indymac Index Mortgage Loan Trust, Series 04-AR7, Class A1, 4.82%, 09/25/34	318,248	319,157
LB-UBS Commercial Mortgage Trust, Series 05-C1, Class A4, 4.74%, 02/15/30	485,000	470,954
Long Beach Mortgage Loan Trust, Series 03-4, Class AV3, 4.72%, 08/25/33	7,445	7,447
MBNA Credit Card Master Note Trust, Series 03-A1, Class A1, 3.30%, 07/15/10	485,000	470,580
Morgan Stanley Capital I, Series 04-HQ3, Class A2, 4.05%, 01/13/41	390,000	375,877
Morgan Stanley Capital I, Series 05, Class IQ9, 4.70%, 07/15/56	265,000	256,929
Morgan Stanley Dean Witter Capital I, Series 03-HQ2, Class A2, 4.92%, 03/12/35	250,000	246,402
Onyx Acceptance Auto Trust, Series 03-D, Class A4, 3.20%, 03/15/10	140,000	137,904
Onyx Acceptance Auto Trust, Series 04-C, Class A4, 3.50%, 12/15/11	370,000	361,906

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Financial Services (continued)
PSE&G Transition Funding LLC, Series 01-1, Class A6, 6.61%, 06/15/15	$240,000	$262,345
Residential Asset Securities Corp., Series 02-KS4, Class AIIB, 4.63%, 07/25/32	35,611	35,642
Residential Asset Securities Corp., Series 03-KS5, Class AIIB, 4.67%, 07/25/33	70,062	70,172
Residential Asset Securities Corp., Series 03-KS7, Class AI3, 3.37%, 11/25/28	68,829	68,606
SLM Student Loan Trust, Series 03-11, Class A5, 2.99%, 12/15/22	460,000	451,044
Triad Auto Receivables Owner Trust, Series 03-B, Class A4, 3.20%, 12/13/10	235,000	230,106
Volkswagen Auto Lease Trust, Series 04-A, Class A3, 2.84%, 07/20/07	450,000	445,815
Volkswagen Auto Loan Enhanced Trust, Series 03-2, Class A4, 2.94%, 03/22/10	275,000	268,560
Wachovia Asset Securitization, Inc., Series 03-HE2, Class AII1, 4.64%, 07/25/33	160,434	160,812
Wachovia Bank Commercial Mortgage Trust, Series 05, Class C17, 5.08%, 03/15/42	550,000	545,748
Wells Fargo Mortgage Backed Securities, Series 05-11, Class 2A1, 5.50%, 11/25/35	404,571	401,683
WFS Financial Owner Trust, Series 03-4, Class A4, 3.15%, 05/20/11	180,000	176,616

		14,514,526

Principal Amount		Value

MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Association (0.4%)
TBA, 5.50%, 01/01/34	$805,000	$809,780

Total Mortgage-Backed Securities		51,605,423

U.S. GOVERNMENT LONG-TERM OBLIGATIONS (2.3%)
U.S. Treasury Bonds (1.6%)
8.88%, 02/15/19 (c)	200,000	284,406
6.13%, 11/15/27	577,000	696,277
6.25%, 05/15/30	2,045,000	2,539,794
5.38%, 02/15/31	55,000	61,780

		3,582,257

U.S. Treasury Notes (0.7%)
2.75%, 06/30/06	80,000	79,378
3.88%, 07/31/07	60,000	59,513
4.00%, 08/31/07	215,000	213,572
3.75%, 05/15/08	551,000	543,166
4.13%, 08/15/08	5,000	4,972
4.25%, 10/15/10	100,000	99,477
4.13%, 05/15/15	200,000	195,617
4.50%, 11/15/15	425,000	428,486

		1,624,181

Total U.S. Government Long-Term Obligations		5,206,438

Total Investments (Cost $241,191,413) (a) — 111.1%		251,414,293
Liabilities in excess of other assets — (11.1%)		(25,041,927)

NET ASSETS — 100.0%		$226,372,366

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Pledged as collateral for futures.

(d)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

(e)	Bond in default.

(f)	Fair Valued Security.

(g)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board of Trustees.

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GARTMORE VARIABLE INSURANCE TRUST

J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

(h)	Securities with perpetual maturity. First call date disclosed.

TBA	To Be Announced

At December 31, 2005 the Fund’s open futures contracts were as follows:

Number of Contracts	Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation (Depreciation)
Long Contracts:
46	U.S. 2yr Note	03/31/06	$9,438,625	$(5,694)
Total Long Contracts			$9,438,625	$(5,694)
Short Contracts:
15	U.S. Treasury 10yr Note	03/22/06	$(1,641,094)	$(11,365)
12	U.S. Treasury Long Bond	03/22/06	(1,370,250)	(16,265)
15	U.S. Treasury 5yr Note	03/22/06	(1,595,156)	3,013
Total Short Contracts			$(4,606,500)	$(24,617)

At December 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro	02/09/06	$(1,350,082)	$(1,350,570)	$(488)
Hong Kong Dollar	02/09/06	(377,277)	(377,279)	(2)
Danish Kroner	02/09/06	(193,691)	(193,857)	(166)
Swedish Krone	02/09/06	(544,706)	(546,356)	(1,650)
Norwegian Krone	02/09/06	(357,913)	(359,819)	(1,906)
British Sterling Pound	02/09/06	(5,483,102)	(5,483,415)	(313)
Swiss Franc	02/09/06	(1,579,053)	(1,585,803)	(6,750)
Japanese Yen	02/09/06	(5,901,891)	(5,897,696)	4,195
Australia Dollar	02/09/06	(1,186,192)	(1,187,429)	(1,237)
Euro	02/09/06	(6,104,346)	(6,127,735)	(23,389)
Singapore Dollar	02/09/06	(189,021)	(189,302)	(281)
Swedish Krone	02/09/06	(1,280)	(1,284)	(4)
Total Short Contracts		$(23,268,554)	$(23,300,545)	$(31,991)

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J.P. MORGAN GVIT BALANCED FUND

Statement of Investments — December 31, 2005 (continued)

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Danish Kroner	01/03/06	$193,284	$193,450	$166
Euro	01/03/06	6,664,733	6,690,155	25,422
Hong Kong Dollar	01/03/06	459,507	459,493	(14)
Norwegian Krone	01/03/06	357,189	359,058	1,869
Swedish Krone	01/03/06	505,603	507,131	1,528
Australian Dollar	01/04/06	698,571	699,333	762
Singapore Dollar	01/04/06	68,304	68,387	83
Swiss Franc	01/04/06	1,128,353	1,132,874	4,521
British Sterling Pound	01/04/06	5,103,349	5,103,554	205
Swiss Franc	02/09/06	451,471	452,249	778
British Sterling Pound	02/09/06	5,475,498	5,483,415	7,917
British Sterling Pound	02/09/06	414,456	413,945	(511)
Japanese Yen	02/09/06	5,892,744	5,897,696	4,952
Japanese Yen	01/05/06	5,801,909	5,796,785	(5,124)
Australian Dollar	02/09/06	1,182,915	1,187,429	4,514
Australian Dollar	02/09/06	491,847	491,077	(770)
Euro	02/09/06	7,484,242	7,478,305	(5,937)
Euro	02/09/06	1,347,009	1,350,570	3,561
Hong Kong Dollar	02/09/06	377,325	377,279	(46)
Norwegian Krone	02/09/06	165,735	166,463	728
Singapore Dollar	02/09/06	188,951	189,302	351
Swedish Krone	02/09/06	547,759	547,640	(119)
Total Long Contracts		$45,000,754	$45,045,590	$44,836

The following is a summary of option activity for the period ended December 31, 2005, by the Funds (amounts in thousands):

Covered Call Options	Shares Subject To Contract	Premiums
Balance at beginning of period	(8)	$(11)
Options written	251	(8)
Options closed	(259)	15
Options expired	16	4
Options exercised	0	0

Options outstanding at end of period	0	$0

See notes to financial statements.

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J.P. MORGAN GVIT BALANCED FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $241,191,413)	$251,414,293

Cash	40,869,815
Interest and dividends receivable	1,446,630
Receivable for capital shares issued	20,419
Receivable for investments sold	24,503,955
Unrealized appreciation of forward foreign currency contracts	12,845
Receivable from adviser	5,238
Receivable for variation margin on futures contracts	8,690
Prepaid expenses and other assets	778

Total Assets	318,282,663

Liabilities:
Foreign currencies, at value ($1,781,866)	1,781,866
Payable for investments purchased	89,828,401
Payable for capital shares redeemed	112,527
Accrued expenses and other payables:
Investment advisory fees	140,412
Fund administration and transfer agent fees	15,515
Administrative servicing fees	9,521
Other	22,055

Total Liabilities	91,910,297

Net Assets	$226,372,366

Represented by:
Capital	$222,317,999
Accumulated net investment income (loss)	(12,754)
Accumulated net realized gain (losses) from investment, futures, options and foreign currency transactions	(6,158,106)
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	10,225,227

Net Assets	$226,372,366

Net Assets:
Class I Shares	$178,569,382
Class IV Shares	47,802,984

Total	$226,372,366

Shares outstanding (unlimited number of shares authorized):
Class I Shares	17,802,039
Class IV Shares	4,764,700

Total	22,566,739

Net asset value and offering price per share:*
Class I Shares	$10.03
Class IV Shares	$10.03

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$4,315,183
Dividend income (net of foreign withholding tax of $43)	2,578,536

Total Income	6,893,719

Expenses:
Investment advisory fees	1,684,381
Fund administration and transfer agent fees	194,249
Administrative servicing fees Class I Shares	257,063
Administrative servicing fees Class IV Shares	71,253
Other	105,364

Total expenses before reimbursed expenses or earnings credit	2,312,310
Expenses reimbursed	(41,390)
Earnings credit (Note 5)	(371)

Total Expenses	2,270,549

Net Investment Income (Loss)	4,623,170

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	14,932,352
Net realized gains (losses) on futures transactions	(13,941)
Net realized gains (losses) on options transactions	16,407
Net realized gains (losses) on foreign currency transactions	(1,843)

Net realized gains (losses) on investment, futures, options and foreign currency transactions	14,932,975
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(13,608,174)

Net realized/unrealized gains (losses) on investments, futures, options and foreign currencies	1,324,801

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,947,971

See notes to financial statements.

27

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J.P. MORGAN GVIT BALANCED FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$4,623,170	$4,591,873
Net realized gains (losses) on investment, futures, options and foreign currency transactions	14,932,975	11,990,499
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(13,608,174)	2,486,354

Change in net assets resulting from operations	5,947,971	19,068,726

Distributions to Class I shareholders from:
Net investment income	(3,659,435)	(3,580,406)
Distributions to Class IV shareholders from:
Net investment income	(1,015,674)	(1,007,550)

Change in net assets from shareholder distributions	(4,675,109)	(4,587,956)

Change in net assets from capital transactions	(15,193,383)	(7,054,409)

Change in net assets	(13,920,521)	7,426,361
Net Assets:
Beginning of period	240,292,887	232,866,526

End of period	$226,372,366	$240,292,887

Accumulated net investment income (loss)	$(12,754)	$5,889

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$14,520,328	$19,002,819
Dividends reinvested	3,659,435	3,580,406
Cost of shares redeemed	(29,871,913)	(26,796,507)

	(11,692,150)	(4,213,282)

Class IV Shares
Proceeds from shares issued	1,984,880	3,240,774
Dividends reinvested	1,015,674	1,007,550
Cost of shares redeemed	(6,501,787)	(7,089,451)

	(3,501,233)	(2,841,127)

Change in net assets from capital transactions	$(15,193,383)	$(7,054,409)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,467,988	2,015,476
Reinvested	369,490	372,177
Redeemed	(3,005,670)	(2,816,399)

	(1,168,192)	(428,746)

Class IV Shares
Issued	199,890	341,879
Reinvested	102,530	104,755
Redeemed	(655,691)	(742,838)

	(353,271)	(296,204)

See notes to financial statements.

28

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

J.P. Morgan GVIT Balanced Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$10.00	0.22	(0.60)	(0.38)	(0.22)	(0.22)	$9.40	(3.77%	)	$149,875	0.90%		2.34%		1.03%		2.21%		181.89%
Year Ended December 31, 2002	$9.40	0.19	(1.34)	(1.15)	(0.19)	(0.19)	$8.06	(12.31%	)	$147,289	0.99%		2.22%		1.00%		2.21%		297.08%
Year Ended December 31, 2003	$8.06	0.15	1.32	1.47	(0.15)	(0.15)	$9.38	18.41%		$182,056	0.98%		1.80%		(g	)	(g	)	310.16%
Year Ended December 31, 2004	$9.38	0.19	0.60	0.79	(0.19)	(0.19)	$9.98	8.49%		$189,232	0.98%		1.96%		(g	)	(g	)	293.17%
Year Ended December 31, 2005	$9.98	0.20	0.05	0.25	(0.20)	(0.20)	$10.03	2.54%		$178,569	0.99%		1.97%		(g	)	(g	)	328.26%

Class IV Shares
Period Ended December 31, 2003(d)	$8.23	0.11	1.16	1.27	(0.12)	(0.12)	$9.38	15.47%	(e)	$50,811	0.91%	(f)	1.79%	(f)	0.96%	(f)	1.74%	(f)	310.16%
Year Ended December 31, 2004	$9.38	0.19	0.60	0.79	(0.19)	(0.19)	$9.98	8.54%		$51,061	0.91%		2.02%		0.98%		1.95%		293.17%
Year Ended December 31, 2005	$9.98	0.21	0.05	0.26	(0.21)	(0.21)	$10.03	2.62%		$47,803	0.91%		2.05%		0.99%		1.96%		328.26%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

See notes to financial statements.

29

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the J.P.Morgan GVIT Balanced Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is

30

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

31

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

32

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be” announced (“TBA”) market and are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-incapital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund. JPMorgan Investment Management, Inc. (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

33

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, the adviser pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Schedule	Fees	Retained	Sub-adviser
Up to $100 million	0.75%	0.40%	0.35%
$100 million or more	0.70%	0.40%	0.30%

Effective May 1, 2005, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses from exceeding 0.91% for Class IV Shares until at least May 1, 2006.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2005, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Amount Fiscal Year 2003	Amount Fiscal Year 2004	Amount Fiscal Year 2005
$20,093	$32,438	$41,390

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

34

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund and 0.20% of Class IV shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $349,578 in Administrative Services Fees from the Fund.

4. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $760,746,902 and sales of $785,375,039.

For the year ended December 31, 2005, the Fund had purchases of $632,668,855 and sales of $613,638,983 of U.S. Government securities, which are included in the total purchases and sales in the sentence above.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$4,675,109	$—	$4,675,109	$—	$4,675,109
2004	4,587,956	—	4,587,956	—	4,587,956

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(5,122,489)	$9,176,762	$4,054,273

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

35

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$242,257,345	$14,495,318	$(5,338,370)	$9,156,948

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$5,122,489	2010

36

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of J.P. Morgan GVIT Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan GVIT Balanced Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

37

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 55% of income dividends that qualify for the dividends received deduction available to corporations.

38

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

39

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

40

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

41

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

42

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

43

Gartmore GVIT Mid Cap Growth Fund

AnnualReport

| December 31, 2005

Contents

5	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Mid Cap Growth Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Mid Cap Growth Fund (Class IV at NAV) returned 9.82% versus 12.10% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 10.61%.

The year began with the markets facing headwinds of higher energy prices and higher interest rates. Later in the year, however, the markets turned decidedly positive, driven by good macroeconomic data and declining energy prices. Encouraged by this backdrop, investors put new money to work in the stock market. Mid-cap growth funds benefited as investors rotated from large-cap and small-cap stocks into mid-cap stocks. The ensuing rally propelled the group to new highs for the year’s end.

The Fund underperformed its benchmark during the reporting period, largely as a result of the Fund’s holdings in the technology sector. Specifically, certain Fund holdings experienced adverse operating conditions that caused their shares to decline. These holdings included InfoSpace, Inc.; Mercury Interactive Corp.; and TIBCO Software Inc., all of which experienced accounting irregularities or poor financial performance and were sold by the Fund during the period.

Strong stock selection in the energy, health-care and consumer discretionary sectors contributed positively to the Fund’s return. Our selections in these sectors stemmed directly from our disciplined investment approach and our bottom-up stock selection process. Positive contributors included EOG Resources, Inc.; XTO Energy Inc.; and Express Scripts, Inc., all of which continued to have strong operational and financial performance.

We maintain a discipline of finding high-quality growth stocks, regardless of the prevailing market conditions. As we expected, during the past year cyclical and lower-quality company stocks performed very well, a typical occurrence in the first stage of an economic recovery. Looking forward, we feel that we are entering the second phase of an earnings recovery in which higher-quality companies with sustainable earnings growth tend to outperform. We continue to believe that we are protected on the downside of the market by our careful attention to stock selection. Our core philosophy has not changed; therefore, the Fund remains relatively sector-neutral to the benchmark, since we prefer to let stock selections drive performance. We remain focused on high-quality companies with sustainable competitive advantages, strong balance sheets and industry-leading returns trading at reasonable valuations.

Portfolio Manager: Robert D. Glise

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

1

Fund Performance	Gartmore GVIT Mid Cap Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Ten years
Class I2	9.74%	5.67%	12.83%
Class II2	9.60%	5.48%	12.14%
Class III[2]	9.73%	5.69%	12.84%
Class IV3	9.82%	5.69%	12.84%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	These returns until April 28, 2003, are based on the performance of the Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the Portfolio’s assets by the Fund and restatement of the performance of Class I, Class II and Class III shares. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class I, Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.
3	The Fund’s predecessor, Market Street Mid Cap Growth Portfolio (the “Portfolio”), commenced operations on May 1, 1989. As of April 28, 2003, the Strong GVIT Mid Cap Growth Fund (renamed Gartmore GVIT Mid Cap Growth Fund) acquired all of the assets, subject to stated liabilities, of the Portfolio. As a result, the performance of the Gartmore GVIT Mid Cap Growth Fund was restated to reflect the performance of the Portfolio because the Portfolio was the survivor for performance purposes. The performance of the Strong GVIT Mid Cap Growth Fund prior to April 28, 2003 is no longer reflected when performance is presented for the Fund.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the Gartmore GVIT Mid Cap Growth Fund, Russell Midcap Growth Index (Russell Midcap Growth)(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth is an unmanaged index of mid-capitalization growth stocks of U.S. companies that measures the performance of the stocks of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	Gartmore GVIT Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Mid Cap Growth Fund
Class I	Actual	$1,000.00	$1,079.10	$5.40	1.03%
	Hypothetical[1]	$1,000.00	$1,019.81	$5.26	1.03%
Class II	Actual	$1,000.00	$1,078.50	$6.34	1.21%
	Hypothetical[1]	$1,000.00	$1,018.90	$6.18	1.21%
Class III	Actual	$1,000.00	$1,079.00	$5.35	1.02%
	Hypothetical[1]	$1,000.00	$1,019.86	$5.21	1.02%
Class IV	Actual	$1,000.00	$1,079.90	$4.98	0.95%
	Hypothetical[1]	$1,000.00	$1,020.21	$4.85	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Mid Cap Growth Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	97.9%
Cash Equivalents	3.0%
Other Investments*	21.8%
Liabilities in excess of other assets**	-22.7%

100.0%

Top Holdings***
Marvel Technology Group Ltd.	2.7%
L-3 Communications Holdings, Inc.	2.7%
XTO Energy, Inc.	2.4%
Penn National Gaming, Inc.	2.1%
Comverse Technology, Inc.	2.0%
NII Holdings, Inc.	2.0%
EOG Resources, Inc.	2.0%
Patterson-UTI Energy, Inc.	1.9%
Neustar, Inc.	1.8%
Jabil Circuit, Inc.	1.8%
Other Holdings	78.6%

100.0%

Top Industries
Computer Software & Services	9.8%
Retail	9.4%
Telecommunications	9.3%
Oil & Gas	8.6%
Medical Products & Services	5.9%
Consumer Products	5.8%
Electronics	5.6%
Financial Services	5.3%
Consumer & Commercial Services	4.8%
Semiconductors	3.8%
Other Industries	31.7%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MID CAP GROWTH FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (97.9%)
Aerospace & Defense (2.7%)
L-3 Communications Holdings, Inc.	93,200	$6,929,420

Banks (2.6%)
City National Corp.	46,700	3,382,948
Zions Bancorp	45,000	3,400,200

		6,783,148

Business Services (2.5%)
ChoicePoint, Inc. (b)	78,566	3,496,973
Corporate Executive Board Co. (The)	33,800	3,031,860

		6,528,833

Computer Software & Services (9.8%)
Business Objects S.A. ADR —FR (b) (c)	95,800	3,871,277
eResearch Technology, Inc. (b) (c)	154,500	2,332,950
Factset Research Systems, Inc. (c)	92,450	3,805,242
Fiserv, Inc. (b)	79,500	3,439,965
Henry (Jack) & Associates, Inc. (c)	123,400	2,354,472
Intuit, Inc. (b)	69,600	3,709,680
Navteq Corp. (b)	63,100	2,768,197
Network Appliance, Inc. (b)	101,900	2,751,300

		25,033,083

Construction (3.6%)
Beacon Roofing Supply, Inc. (b) (c)	96,500	2,772,445
Centex Corp.	47,100	3,367,179
D.R. Horton, Inc.	89,533	3,199,014

		9,338,638

Consumer & Commercial Services (4.8%)
Alliance Data Systems Corp. (b)	99,100	3,527,960
Heartland Payment Systems, Inc. (b) (c)	100,800	2,183,328
Rollins, Inc. (c)	164,550	3,243,281
Total System Services, Inc. (c)	176,200	3,486,998

		12,441,567

Consumer Products (5.8%)
Ball Corp.	52,800	2,097,216
Church & Dwight, Inc.	60,900	2,011,527
Fortune Brands, Inc.	26,400	2,059,728
Gildan Activewear, Inc., Class A (b) (c)	108,000	4,627,800
Jarden Corp. (b) (c)	135,150	4,074,773

		14,871,044

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electronics (5.6%)
Amphenol Corp., Class A	85,000	$3,762,100
Cabot Microelectronics Corp. (b) (c)	76,900	2,255,477
Jabil Circuit, Inc. (b)	127,900	4,743,811
Microchip Technology, Inc.	110,700	3,559,005

		14,320,393

Energy (2.5%)
Headwaters, Inc. (b) (c)	93,900	3,327,816
MDU Resources Group, Inc.	97,300	3,185,602

		6,513,418

Financial Services (5.3%)
Affiliated Managers Group, Inc. (b) (c)	48,100	3,860,025
Ameritrade Holdings Corp. (b)	117,400	2,817,600
BlackRock, Inc. (c)	36,900	4,002,912
Investors Financial Services Corp. (c)	80,500	2,964,815

		13,645,352

Gaming & Leisure (2.9%)
Penn National Gaming, Inc. (b)	161,600	5,324,720
Scientific Games Corp. (b) (c)	76,700	2,092,376

		7,417,096

Healthcare (3.3%)
Express Scripts, Inc. (b)	48,500	4,064,300
St. Jude Medical, Inc. (b)	86,400	4,337,280

		8,401,580

Insurance (1.1%)
W.R. Berkley Corp.	56,600	2,695,292

Medical Products & Services (5.9%)
Biomet, Inc.	58,990	2,157,264
Dade Behring Holdings, Inc.	84,400	3,451,116
Fisher Scientific International, Inc. (b)	49,500	3,062,070
Kinetic Concept, Inc. (b)	53,153	2,113,363
ResMed, Inc. (b) (c)	116,200	4,451,623

		15,235,436

Oil & Gas (8.6%)
EOG Resources, Inc.	69,100	5,069,867
Kinder Morgan, Inc.	35,200	3,236,640
Patterson-UTI Energy, Inc.	151,300	4,985,335
World Fuel Services Corp. (c)	77,800	2,623,416
XTO Energy, Inc.	141,030	6,196,858

		22,112,116

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MID CAP GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Pharmaceuticals (2.4%)
Barr Pharmaceuticals, Inc. (b)	57,500	$3,581,675
Kos Pharmaceuticals, Inc. (b) (c)	50,900	2,633,057

		6,214,732

Retail (9.4%)
Abercrombie & Fitch Co.	53,600	3,493,648
Bed, Bath & Beyond, Inc. (b)	73,200	2,646,180
Coach, Inc. (b)	118,800	3,960,792
Copart, Inc. (b)	103,500	2,386,710
Office Depot, Inc. (b)	129,500	4,066,300
Staples, Inc.	141,850	3,221,414
Williams Sonoma, Inc. (b)	98,400	4,245,959

		24,021,003

Scientific & Technical Instruments (0.7%)
Waters Corp. (b)	50,400	1,905,120

Security & Commodity Exchanges (1.1%)
Chicago Mercantile Exchange	5,400	1,984,446
IntercontinentalExchange, Inc. (b)	24,430	888,031

		2,872,477

Semiconductors (3.8%)
KLA-Tencor Corp.	7,400	365,042
Marvel Technology Group Ltd. (b)	126,100	7,072,949
Tessera Technologies, Inc. (b) (c)	92,001	2,378,226

		9,816,217

Telecommunications (9.3%)
ADC Telecommunications, Inc. (b) (c)	150,100	3,353,234
Amdocs Ltd. ADR — GG (b)	96,400	2,651,000
Comverse Technology, Inc. (b)	196,000	5,211,639
Flir Systems, Inc. (b) (c)	123,500	2,757,755
Neustar, Inc. (b) (c)	156,100	4,759,489
NII Holdings, Inc. (b)	118,600	5,180,448

		23,913,565

Transportation (2.8%)
Expeditors International of Washington, Inc.	28,900	1,951,039
Knight Transportation, Inc. (c)	121,050	2,509,366
Oshkosh Truck Corp.	63,000	2,809,170

		7,269,575

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Waste Disposal (1.4%)
Stericycle, Inc. (b) (c)	63,100	$3,715,328

Total Common Stocks		251,994,433

CASH EQUIVALENTS (3.0%)
Investments in repurchase agreements (Collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $7,845,225)	$7,841,618	7,841,618

Total Cash Equivalents		7,841,618

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (21.8%)
Pool of short-term securities for Gartmore Variable Insurance Trust Funds — Note 2 (Securities Lending)	56,202,226	56,202,226

Total Short-Term Securities Held as Collateral for Securities Lending		56,202,226

Total Investments (Cost $260,298,810) (a) — 122.7%		316,038,277
Liabilities in excess of other assets — (22.7%)		(58,470,477)

NET ASSETS — 100.0%		$257,567,800

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2005.

ADR	American Depositary Receipt

FR	France

GG	Guernsey

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MID CAP GROWTH FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $252,457,192)	$308,196,659
Repurchase agreements, at cost and value	7,841,618

Total Investments	316,038,277

Interest and dividends receivable	74,769
Receivable for capital shares issued	81,448
Receivable from adviser	15,780
Prepaid expenses and other assets	778

Total Assets	316,211,052

Liabilities:
Payable for investments purchased	1,921,585
Payable for capital shares redeemed	285,341
Payable for return of collateral received for securities on loan	56,202,226
Accrued expenses and other payables:
Investment advisory fees	162,751
Fund administration and transfer agent fees	15,273
Distribution fees	5,282
Administrative servicing fees	32,212
Other	18,582

Total Liabilities	58,643,252

Net Assets	$257,567,800

Represented by:
Capital	$331,607,634
Accumulated net investment income (loss)	—
Accumulated net realized gain (losses) from investments	(129,779,301)
Net unrealized appreciation (depreciation) on investments	55,739,467

Net Assets	$257,567,800

Net Assets:
Class I Shares	$134,094,232
Class II Shares	26,824,973
Class III Shares	1,391,815
Class IV Shares	95,256,780

Total	$257,567,800

Shares outstanding (unlimited number of shares authorized):
Class I Shares	4,938,928
Class II Shares	991,407
Class III Shares	51,200
Class IV Shares	3,504,661

Total	9,486,196

Net asset value and offering price per share:*
Class I Shares	$27.15
Class II Shares	$27.06
Class III Shares	$27.18
Class IV Shares	$27.18

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$116,432
Dividend income	1,054,126
Income from securities lending	120,240

Total Income	1,290,798

Expenses:
Investment advisory fees	1,791,951
Fund administration and transfer agent fees	169,678
Distribution fees Class II Shares	43,425
Administrative servicing fees Class I Shares	193,296
Administrative servicing fees Class II Shares	7,929
Administrative servicing fees Class III Shares	1,766
Administrative servicing fees Class IV Shares	138,084
Other	121,219

Total expenses before reimbursed expenses or earnings credit	2,467,348
Expenses reimbursed	(54,418)
Earnings credit (Note 6)	(1)

Total Expenses	2,412,929

Net Investment Income (Loss)	(1,122,131)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	21,483,712
Net change in unrealized appreciation/depreciation on investments	1,009,545

Net realized/unrealized gains (losses) on investments	22,493,257

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,371,126

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT MID CAP GROWTH FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$(1,122,131)	$(1,153,768)
Net realized gains (losses) on investment transactions	21,483,712	25,538,903
Net change in unrealized appreciation/depreciation on investments	1,009,545	8,966,217

Change in net assets resulting from operations	21,371,126	33,351,352

Change in net assets from capital transactions	(24,426,694)	(2,995,098)

Change in net assets	(3,055,568)	30,356,254
Net Assets:
Beginning of period	260,623,368	230,267,114

End of period	$257,567,800	$260,623,368

Accumulated net investment income (loss)	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$29,092,365	$38,341,745
Cost of shares redeemed	(55,193,118)	(45,510,061)

	(26,100,753)	(7,168,316)

Class II Shares
Proceeds from shares issued	14,803,430	13,422,296
Cost of shares redeemed	(3,915,587)	(3,215,596)

	10,887,843	10,206,700

Class III Shares
Proceeds from shares issued	691,702	1,498,724
Cost of shares redeemed	(590,368)	(1,085,441)

	101,334	413,283

Class IV Shares
Proceeds from shares issued	4,534,590	7,463,201
Cost of shares redeemed	(13,849,708)	(13,909,966)

	(9,315,118)	(6,446,765)

Change in net assets from capital transactions	$(24,426,694)	$(2,995,098)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,144,146	1,698,608
Redeemed	(2,240,933)	(2,087,533)

	(1,096,787)	(388,925)

Class II Shares
Issued	574,663	610,830
Redeemed	(160,673)	(144,863)

	413,990	465,967

Class III Shares
Issued	27,362	68,618
Redeemed	(24,190)	(49,838)

	3,172	18,780

Class IV Shares
Issued	179,589	340,335
Redeemed	(547,483)	(634,507)

	(367,894)	(294,172)

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Mid Cap Growth Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2003(c)	$16.53	(0.07)	4.99	4.92	—	—	—	$21.45	29.76%	(e)	$137,837	0.98%	(f)	(0.49%	)(f)	(g	)	(g	)	109.73%
Year Ended December 31, 2004	$21.45	(0.11)	3.40	3.29	—	—	—	$24.74	15.34%		$149,324	0.98%		(0.51%	)	(g	)	(g	)	90.14%
Year Ended December 31, 2005	$24.74	(0.13)	2.54	2.41	—	—	—	$27.15	9.74%		$134,094	1.01%		(0.48%	)	(g	)	(g	)	56.01%

Class II Shares
Period Ended December 31, 2003(c)	$16.77	(0.03)	4.69	4.66	—	—	—	$21.43	27.79%	(e)	$2,388	1.17%	(f)	(0.64%	)(f)	(g	)	(g	)	109.73%
Year Ended December 31, 2004	$21.43	(0.09)	3.35	3.26	—	—	—	$24.69	15.21%		$14,256	1.08%		(0.61%	)	(g	)	(g	)	90.14%
Year Ended December 31, 2005	$24.69	(0.11)	2.48	2.37	—	—	—	$27.06	9.60%		$26,825	1.16%		(0.63%	)	(g	)	(g	)	56.01%

Class III Shares
Period Ended December 31, 2003(c)	$16.53	(0.03)	4.98	4.95	—	—	—	$21.48	29.95%	(e)	$628	0.98%	(f)	(0.48%	)(f)	(g	)	(g	)	109.73%
Year Ended December 31, 2004	$21.48	(0.10)	3.39	3.29	—	—	—	$24.77	15.32%		$1,190	0.98%		(0.50%	)	(g	)	(g	)	90.14%
Year Ended December 31, 2005	$24.77	(0.11)	2.52	2.41	—	—	—	$27.18	9.73%		$1,392	1.01%		(0.48%	)	(g	)	(g	)	56.01%

Class IV Shares(d)
Year Ended December 31, 2001	$27.71	(0.07)	(1.00)	(1.07)	(0.18)	(6.45)	(6.63)	$20.01	(3.36%	)	$98,214	0.92%		(0.37%	)	1.01%		(0.46%	)	135.00%
Year Ended December 31, 2002	$20.01	(0.11)	(4.35)	(4.46)	—	(0.09)	(0.09)	$15.46	(22.38%	)	$70,669	0.95%		(0.61%	)	1.00%		(0.66%	)	64.00%
Year Ended December 31, 2003	$15.46	(0.10)	6.10	6.00	—	—	—	$21.46	38.81%		$89,413	0.95%		(0.51%	)	1.02%		(0.58%	)	109.73%
Year Ended December 31, 2004	$21.46	(0.11)	3.40	3.29	—	—	—	$24.75	15.33%		$95,854	0.95%		(0.48%	)	0.98%		(0.51%	)	90.14%
Year Ended December 31, 2005	$24.75	(0.11)	2.54	2.43	—	—	—	$27.18	9.82%		$95,257	0.95%		(0.42%	)	1.01%		(0.48%	)	56.01%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d)	The Gartmore Mid Cap Growth Fund retained the financial history of the Market Street Mid Cap Growth Fund and the existing shares of the Fund were designated Class IV shares.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Mid Cap Growth Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing counties.

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Funding Agreement — GIC	Protective Life Insurance Company	$10,000,000	4.36%	01/30/06
Master Note — Floating	CDC Financial Product Inc.	5,000,000	4.35%	01/03/06
Medium Term Note — Floating	American Express Credit Corp.	1,000,000	4.36%	01/12/06
Medium Term Note — Floating	Deutsche Bank Financial	3,000,000	4.38%	01/03/06
Medium Term Note — Floating	General Electric Capital Corp.	2,000,228	4.46%	03/08/06
Medium Term Note — Floating	Islandsbanki HF Corp.	5,000,000	4.42%	01/23/06
Medium Term Note — Floating	Northern Rock PLC	14,000,000	4.50%	03/09/06
Medium Term Note — Floating	Tango Finance Corp.	1,999,217	4.39%	01/03/06
Repurchase Agreement	Nomura Securities	9,202,781	4.29%	01/03/06
Time Deposit	Svenska Stockholm	5,000,000	4.34%	02/01/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$54,918,266	$56,202,226

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GMF”). GMF is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $200 million	0.75%
$200 million or more	0.70%

Effective May 1, 2005, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses from exceeding 0.95% for Class IV Shares until at least May 1, 2006.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2005, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expires within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Fiscal Year 2003	Fiscal Year 2004	Fiscal Year 2005
$56,667	$26,956	$54,418

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $343,894 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first. For the year ended December 31, 2005, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $134,742,499 and sales of $163,757,283.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

There were no distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(129,705,524)	$55,665,690	$(74,039,834)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$260,372,587	$60,195,427	$(4,529,737)	$55,665,690

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$67,000,157	2008
55,299,702	2009

As of December 31, 2005, the Fund had additional capital loss carryforwards, subject to any appliable limitations on availability, to offset future capital gains, if any , as the successor of a merger Fund:

Aquired Fund	Amount	Expires
Strong GVIT Mid Cap Growth	$7,405,665	2009

16

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Mid Cap Growth Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

17

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

18

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22

Van Kampen GVIT Comstock Value Fund

AnnualReport

| December 31, 2005

Contents

5	Statement of Investments

8	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Van Kampen GVIT Comstock Value Fund

For the annual period ended Dec. 31, 2005, the Van Kampen Comstock GVIT Value Fund (Class I at NAV) returned 4.25% versus 4.91% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Equity Income Funds was 6.08%.

During the reporting period, the stock market advanced modestly in an environment of mixed influences. Among the market’s most significant challenges were rising interest rates and oil prices. Moreover, signs of trouble at U.S. auto manufacturers added to investor woes. Nevertheless, the market was resilient during the period. Despite expectations to the contrary, consumer spending and confidence held up reasonably well, corporate profits remained intact, and balance sheets were healthy. Sizable cash stockpiles gave corporate managements reason to repurchase shares of stock, increase dividend payouts or complete merger activities. Some highly anticipated initial public offerings generated additional positive sentiment for stock investing, and the economy continued to maintain a decent growth rate. Within the broad market, the energy sector led, driven by lofty commodity prices. Utilities stocks posted sizable gains as well. The consumer discretionary and telecommunications services sectors were the market’s most significant laggards.

Negative influences on the Fund’s performance relative to the S&P 500 Index included our selections in materials, primarily paper stocks. Paper companies languished in the face of high production costs (due to rising commodity prices), overcapacity in the industry and weak pricing power. Telecommunications services was another area of weakness due to industry consolidation, management issues and changing business models. Nevertheless, we continue to believe that the valuations and risk-reward profiles of select names have been attractive, and we are monitoring the situation carefully.

With regard to positive factors, we continued to seek well-established, attractively valued companies that we believe have the potential for capital growth and income. Despite the Fund’s underweight relative to the S&P 500 Index in the energy sector—the Index’s best-performing area—our stock picks in energy served as a significant positive contributor to the Fund’s relative return. Similarly, our stock selections in the utilities sector outperformed their peers in the Index. The Fund’s lack of exposure to industrials also proved advantageous during the period, because the industrials sector was hampered by a slower economy.

Although market conditions have challenged us to find abundant new investment opportunities of late, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The Fund’s positioning remained largely unchanged throughout the period. As a result of our individual stock selection, the Fund’s notable overweights relative to the S&P 500 Index were in pharmaceuticals and telecommunications services, while energy and industrials continued to be relative underweights.

Portfolio Managers: B. Robert Baker Jr., Jason S. Leder, Kevin C. Holt

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

1

Fund Performance	Van Kampen GVIT Comstock Value Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	4.25%	1.15%	3.40%
Class II4	3.95%	0.99%	3.23%
Class IV4	4.36%	1.16%	3.41%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund’s previous subadviser managed the Fund.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen GVIT Comstock Value Fund, the Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike, the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	Van Kampen GVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Van Kampen GVIT Comstock Value Fund
Class I	Actual	$1,000.00	$1,053.40	$4.97	0.96%
	Hypothetical[1]	$1,000.00	$1,020.16	$4.90	0.96%
Class II	Actual	$1,000.00	$1,051.80	$6.83	1.32%
	Hypothetical[1]	$1,000.00	$1,018.35	$6.74	1.32%
Class IV	Actual	$1,000.00	$1,053.50	$4.87	0.94%
	Hypothetical[1]	$1,000.00	$1,020.26	$4.80	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	Van Kampen GVIT Comstock Value Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	93.0%
Cash Equivalents	8.5%
Liabilities in excess of other assets	-1.5%

100.0%

Top Holdings*
GlaxoSmithKline PLC ADR—GB	4.3%
Freddie Mac	4.0%
AT&T, Inc.	3.6%
International Paper Co.	3.6%
Citigroup, Inc.	3.4%
Verizon Communications, Inc.	3.3%
Bank of America Corp.	3.2%
Bristol-Myers Squibb Co.	3.1%
Sprint Corp.	2.4%
Clear Channel Communications, Inc.	2.3%
Other Holdings	66.8%

100.0%

Top Industries
Pharmaceuticals	14.2%
Banks	13.8%
Telecommunications	9.4%
Broadcast Media / Cable Television	8.0%
Insurance	5.8%
Financial Services	5.7%
Food & Related	5.4%
Retail	3.8%
Paper & Forest Products	3.6%
Chemicals	3.5%
Other Industries	26.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (93.0%)
Airlines (0.5%)
Southwest Airlines	65,700	$1,079,451

Banks (13.8%)
Bank of America Corp.	152,534	7,039,444
Bank of New York Co., Inc.	66,300	2,111,655
Citigroup, Inc.	150,600	7,308,618
J.P. Morgan Chase & Co.	50,100	1,988,469
PNC Bank Corp.	47,700	2,949,291
Suntrust Banks, Inc.	4,400	320,144
Wachovia Corp.	71,005	3,753,324
Wells Fargo & Co.	75,200	4,724,816

		30,195,761

Broadcast Media & Cable Television (8.0%)
Clear Channel Communications, Inc.	158,700	4,991,115
Comcast Corp., Class A (b)	84,800	2,201,408
Liberty Media Corp., Class A (b)	318,200	2,504,234
News Corp., Class B	77,000	1,278,970
Time Warner, Inc.	206,000	3,592,640
Viacom, Inc., Class B	93,400	3,044,840

		17,613,207

Chemicals (3.5%)
Dow Chemical Co.	39,900	1,748,418
E.I. du Pont de Nemours & Co.	102,300	4,347,750
Rohm & Haas Co.	32,500	1,573,650

		7,669,818

Computer Hardware (1.8%)
Dell, Inc. (b)	55,700	1,670,443
Hewlett-Packard Co.	31,800	910,434
International Business Machines Corp.	11,500	945,300
Lexmark International Group, Inc., Class A (b)	9,195	412,212

		3,938,389

Computer Software & Services (2.7%)
Affiliated Computer Services, Inc., Class A (b)	34,600	2,047,628
Cisco Systems, Inc. (b)	117,300	2,008,176
First Data Corp.	25,000	1,075,250
Microsoft Corp.	29,200	763,580

		5,894,634

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Consumer Products (2.2%)
Avon Products, Inc.	4,900	$139,895
Kimberly-Clark Corp.	66,800	3,984,620
Mattel, Inc.	45,800	724,556

		4,849,071

Electronics (0.5%)
Cognex Corp.	15,300	460,377
Credence Systems Corp. (b)	32,000	222,720
Flextronics International Ltd. ADR — SG (b)	36,800	384,192

		1,067,289

Entertainment (1.5%)
Walt Disney Co. (The)	139,000	3,331,830

Financial Services (5.7%)
AMBAC Financial, Inc.	15,200	1,171,312
Fannie Mae	15,750	768,758
Freddie Mac	134,780	8,807,873
Merrill Lynch & Co., Inc.	27,500	1,862,575

		12,610,518

Food & Related (5.4%)
Anheuser-Busch Cos., Inc.	21,550	925,788
Coca-Cola Co.	79,200	3,192,552
Kraft Foods, Inc.	100,200	2,819,628
Unilever NV ADR — NL	72,900	5,004,585

		11,942,553

Healthcare (1.1%)
Boston Scientific Corp. (b)	45,100	1,104,499
Cardinal Health, Inc.	19,600	1,347,500

		2,451,999

Insurance (5.8%)
AFLAC, Inc.	12,200	566,324
American International Group, Inc.	26,000	1,773,980
Assurant, Inc.	4,400	191,356
Berkshire Hathaway, Inc., Class B (b)	470	1,379,685
Chubb Corp. (The)	36,140	3,529,071
Genworth Financial, Inc.	20,200	698,516
Hartford Financial Services Group, Inc. (The)	4,200	360,738
MetLife, Inc.	22,400	1,097,600
RenaissanceRe Holdings Ltd.	4,300	189,673

5

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Insurance (continued)
St. Paul Travelers Cos., Inc.	24,900	$1,112,283
Torchmark Corp.	32,900	1,829,240

		12,728,466

Metals & Mining (2.3%)
Alcoa, Inc.	167,700	4,958,889

Oil & Gas (1.1%)
Halliburton Co.	8,176	506,585
Total SA ADR — FR	15,300	1,933,920

		2,440,505

Paper & Forest Products (3.6%)
International Paper Co.	235,736	7,923,087

Pharmaceuticals (14.2%)
AmerisourceBergen Corp.	10,800	447,120
Bristol-Myers Squibb Co.	296,500	6,813,570
GlaxoSmithKline PLC ADR — GB	187,100	9,444,807
Pfizer, Inc.	114,900	2,679,468
Roche Holding AG ADR — CH	48,000	3,592,853
Sanofi-Aventis ADR — FR	49,700	2,181,830
Schering-Plough Corp.	153,000	3,190,050
Wyeth	62,600	2,883,982

		31,233,680

Printing & Publishing (0.7%)
Gannett Co.	12,500	757,125
Tribune Co.	22,800	689,928

		1,447,053

Retail (3.8%)
Best Buy Co., Inc.	19,300	839,164
Federated Department Stores, Inc.	24,635	1,634,040
Jones Apparel Group, Inc.	46,600	1,431,552
Wal-Mart Stores, Inc.	95,200	4,455,360

		8,360,116

Semiconductors (0.1%)
Intel Corp.	3,500	87,360
Novellus Systems, Inc. (b)	3,800	91,656

		179,016

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (9.4%)
AT&T, Inc.	329,300	$8,064,557
Sprint Corp.	224,900	5,253,664
Verizon Communications, Inc.	238,410	7,180,909

		20,499,130

Telecommunications Equipment (0.4%)
Andrew Corp. (b)	4,600	49,358
Ericsson (LM) Tel-SP ADR — SE	11,000	378,400
Nokia Corp. ADR — FI	23,100	422,730

		850,488

Tobacco (1.8%)
Altria Group, Inc.	53,650	4,008,728

Utilities (3.1%)
American Electric Power Co., Inc.	45,840	1,700,206
Constellation Energy Group, Inc.	14,500	835,200
Dominion Resources, Inc.	17,900	1,381,880
FirstEnergy Corp.	39,600	1,940,004
Public Service Enterprise Group, Inc.	14,900	968,053

		6,825,343

Total Common Stocks		204,099,021

CASH EQUIVALENTS (8.5%)
Investments in repurchase agreements (Collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $18,783,226)	$18,774,589	18,774,589

Total Cash Equivalents		18,774,589

Total Investments (Cost $209,305,358) (a) — 101.5%		222,873,610
Liabilities in excess of other assets — (1.5%)		(3,394,459)

NET ASSETS — 100.0%		$219,479,151

6

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Investments — December 31, 2005 (continued)

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

FI	Finland

FR	France

GB	United Kingdom

NL	Netherlands

SE	Sweden

SG	Singapore

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $190,530,769)	$204,099,021
Repurchase agreements, at cost and value	18,774,589

Total Investments	222,873,610

Cash	13,049
Interest and dividends receivable	382,937
Receivable for capital shares issued	451,605
Prepaid expenses and other assets	605

Total Assets	223,721,806

Liabilities:
Payable for investments purchased	3,928,879
Payable for capital shares redeemed	123,906
Accrued expenses and other payables:
Investment advisory fees	127,161
Fund administration and transfer agent fees	12,441
Distribution fees	12,253
Administrative servicing fees	23,051
Other	14,964

Total Liabilities	4,242,655

Net Assets	$219,479,151

Represented by:
Capital	$202,258,748
Accumulated net investment income (loss)	32,524
Accumulated net realized gain (losses) from investments	3,619,627
Net unrealized appreciation (depreciation) on investments	13,568,252

Net Assets	$219,479,151

Net Assets:
Class I Shares	$103,564,811
Class II Shares	60,617,204
Class IV Shares	55,297,136

Total	$219,479,151

Shares outstanding (unlimited number of shares authorized):
Class I Shares	8,981,008
Class II Shares	5,270,027
Class IV Shares	4,795,359

Total	19,046,394

Net asset value and offering price per share:*
Class I Shares	$11.53
Class II Shares	$11.50
Class IV Shares	$11.53

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$520,909
Dividend income	4,767,036
Income from securities lending	28,764

Total Income	5,316,709

Expenses:
Investment advisory fees	1,407,101
Fund administration and transfer agent fees	144,370
Distribution fees Class II Shares	108,607
Administrative servicing fees Class I Shares	152,239
Administrative servicing fees Class II Shares	108,607
Administrative servicing fees Class IV Shares	66,841
Other	94,478

Total expenses before reimbursed expenses or earnings credit	2,082,243

Expenses reimbursed	(10,247)
Earnings credit (Note 5)	(73)

Total Expenses	2,071,923

Net Investment Income (Loss)	3,244,786

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	21,718,127
Net change in unrealized appreciation/depreciation on investments	(16,307,605)

Net realized/unrealized gains (losses) on investments	5,410,522

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,655,308

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$3,244,786	$2,070,287
Net realized gains (losses) on investment transactions	21,718,127	13,939,924
Net change in unrealized appreciation/depreciation on investments	(16,307,605)	10,570,832

Change in net assets resulting from operations	8,655,308	26,581,043

Distributions to Class I shareholders from:
Net investment income	(1,711,326)	(1,139,895)
Net realized gains on investments	(2,606,630)	—
Distributions to Class II shareholders from:
Net investment income	(622,244)	(238,831)
Net realized gains on investments	(1,511,572)	—
Distributions to Class IV shareholders from:
Net investment income	(888,749)	(681,504)
Net realized gain on investment	(1,389,338)	—

Change in net assets from shareholder distributions	(8,729,859)	(2,060,230)

Change in net assets from capital transactions	17,356,343	60,997,172

Change in net assets	17,281,792	85,517,985
Net Assets:
Beginning of period	202,197,359	116,679,374

End of period	$219,479,151	$202,197,359

Accumulated net investment income (loss)	$32,524	$10,057

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$18,628,732	$42,512,463
Dividends reinvested	4,317,954	1,139,895
Cost of shares redeemed	(31,519,127)	(7,409,130)

	(8,572,441)	36,243,228

Class II Shares
Proceeds from shares issued	27,870,088	26,006,982
Dividends reinvested	2,133,816	238,831
Cost of shares redeemed	(3,673,723)	(1,431,736)

	26,330,181	24,814,077

Class IV Shares
Proceeds from shares issued	4,616,712	6,318,800
Dividends reinvested	2,278,086	681,504
Cost of shares redeemed	(7,296,195)	(7,060,437)

	(401,397)	(60,133)

Change in net assets from capital transactions	$17,356,343	$60,997,172

9

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT COMSTOCK VALUE FUND

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Shares
Issued	1,635,483	4,054,355
Reinvested	375,367	105,861
Redeemed	(2,765,203)	(714,509)

	(754,353)	3,445,707

Class II Shares
Issued	2,424,630	2,482,756
Reinvested	185,478	21,942
Redeemed	(323,560)	(134,989)

	2,286,548	2,369,709

Class IV Shares
Issued	403,069	610,531
Reinvested	198,000	63,774
Redeemed	(637,238)	(679,233)

	(36,169)	(4,928)

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Van Kampen GVIT Comstock Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$11.99	0.15	(1.61)	(1.46)	(0.15)	—	(0.15)	$10.38	(12.15%	)	$52,848	0.95%		1.41%		1.09%		1.27%		127.03%
Year Ended December 31, 2002	$10.38	0.12	(2.72)	(2.60)	(0.12)	—	(0.12)	$7.66	(25.14%	)	$39,424	1.11%		1.30%		1.11%		1.30%		245.24%
Year Ended December 31, 2003	$7.66	0.11	2.28	2.39	(0.11)	—	(0.11)	$9.94	31.43%		$62,517	0.99%		1.37%		(h	)	(h	)	71.31%
Year Ended December 31, 2004	$9.94	0.14	1.59	1.73	(0.14)	—	(0.14)	$11.53	17.50%		$112,202	0.94%		1.41%		(h	)	(h	)	31.95%
Year Ended December 31, 2005	$11.53	0.20	0.29	0.49	(0.19)	(0.30)	(0.49)	$11.53	4.25%		$103,565	0.94%		1.65%		(h	)	(h	)	33.13%

Class II Shares
Period Ended December 31, 2003(d)	$7.47	0.08	2.47	2.55	(0.09)	—	(0.09)	$9.93	34.20%	(f)	$6,092	1.20%	(g)	1.27%	(g)	1.31%	(g)	1.16%	(g)	71.31%
Year Ended December 31, 2004	$9.93	0.11	1.58	1.69	(0.12)	—	(0.12)	$11.50	17.08%		$34,312	1.20%		1.20%		1.28%		1.11%		31.95%
Year Ended December 31, 2005	$11.50	0.14	0.31	0.45	(0.15)	(0.30)	(0.45)	$11.50	3.95%		$60,617	1.28%		1.31%		1.31%		1.29%		33.13%

Class IV Shares
Period Ended December 31, 2003(e)	$7.76	0.09	2.18	2.27	(0.09)	—	(0.09)	$9.94	29.38%	(f)	$48,070	0.94%	(g)	1.50%	(g)	(h	)	(h	)	71.31%
Year Ended December 31, 2004	$9.94	0.15	1.57	1.72	(0.14)	—	(0.14)	$11.52	17.42%		$55,683	0.91%		1.42%		(h	)	(h	)	31.95%
Year Ended December 31, 2005	$11.52	0.19	0.31	0.50	(0.19)	(0.30)	(0.49)	$11.53	4.36%		$55,297	0.93%		1.67%		(h	)	(h	)	33.13%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. On June 30, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Van Kampen GVIT Comstock Value Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(f)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund had no security on loan as of December 31, 2005.

(g)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such a rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GMF advises. Van Kampen Asset Management, Inc. (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $50 million	0.80%	0.45%	0.35%
Next $200 million	0.65%	0.35%	0.30%
Next $250 million	0.60%	0.35%	0.25%
$500 million or more	0.55%	0.35%	0.20%

Effective May 1, 2005, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses from exceeding 0.95% for Class IV shares until at least May 1, 2006.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2005, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Fiscal Year 2003	Fiscal Year 2004	Fiscal Year 2005
$1,369	$14,072	$10,247

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $336,729 in Administrative Services Fees from the Fund.

As of December 31, 2005, the advisers or affiliates of the advisers directly held 4% of the shares outstanding of the Fund.

4. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $76,291,957 and sales of $62,526,331.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensation balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$3,222,320	$5,507,539	$8,729,859	$—	$8,729,859
2004	2,060,231	—	2,060,231	—	2,060,231

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$693,745	$7,351,985	$8,045,730	$—	$(2,996,708)	$12,171,381	$17,220,403

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$210,702,229	$19,558,362	$(7,386,981)	$12,171,381

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund:

Aquired Fund	Amount	Expires
Market Street All ProLarge Cap Value	$343,645	2009
Market Street All ProLarge Cap Value	509,684	2010
Market Street All ProLarge Cap Value	2,143,379	2011

17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Van Kampen GVIT Comstock Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen GVIT Comstock Value Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

18

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $5,507,539 as long term capital gain distributions for the maximum 15% income tax rate.

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Federated GVIT High Income Bond Fund

AnnualReport

| December 31, 2005

Contents

5	Statement of Investments

15	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Federated GVIT High Income Bond Fund

For the annual period ended Dec. 31, 2005, the Federated GVIT High Income Bond Fund (Class I at NAV) returned 2.38% versus 2.77% for its benchmark, the U.S. Corporate High Yield 2% Issuer Cap Index. For broader comparison, the average return for the Fund’s Lipper peer category of High Current Yield Funds was 2.56%.

Strong economic performance and generally good corporate earnings characterized the reporting period. However, several factors kept overall returns for most fixed-income asset classes, including high yield, at relatively modest levels. The Federal Reserve Board hiked the overnight lending rate eight times in 2005, causing the yield on most maturities of U.S. Treasury securities to rise and bond prices to decline (yields on 30-year Treasury securities, however, actually declined). Another influential factor was strong global demand for energy, which, coupled with supply restrictions caused by the hurricanes that devastated the Gulf Coast and the region’s energy infrastructure, led to substantial energy price increases. Higher energy costs hurt non-energy companies’ earnings, affected consumer spending habits and attitudes, and caused concerns that an energy-induced rise in inflation would prompt the Fed to continue increasing interest rates.

Underperformers among the major industries within the high-yield market included automotive, paper, packaging, building materials, media–cable and airlines. Notably, several large, high-yield issuers filed for bankruptcy protection during the reporting period, including Delphi Corp.; Delta Air Lines, Inc.; Northwest Airlines Corp.; and Calpine Corp. This activity pushed par value default rates up considerably, although only a modest number of companies defaulted. General Motors Corp. and Ford Motor Co., two large bond issuers and important drivers of the domestic economy, continued to struggle; both automobile manufacturers were downgraded to below investment grade. On the positive side, major industries that outperformed included financial institutions, utilities–natural gas, energy, telecommunications (wireless as well as wireline) and health care.

The Fund’s underweight positions in the energy, financial institutions and telecommunications–wireless sectors hurt performance. The Fund also was hurt by poor security selection in the consumer product, packaging and telecommunications–wireless sectors. Specific issuers held by the Fund that substantially underperformed the overall market included Tembec Inc.; General Motors Corp.; AMH Holdings, Inc.; Allied Holdings, Inc.; Calpine Corp.; Cooper-Standard Automotive Inc.; Coleman Cable Inc.; Eagle-Picher Industries, Inc.; Pliant Corp.; and Tekni-Plex, Inc.

The Fund benefited from strong security selection in the automotive, chemical, food and beverage, health-care, media–non cable and retail industry sectors. Specific issuers that substantially outperformed the overall high-yield market included Ardent Health Services LLC; ASG Consolidated LLC; Commonwealth Brands, Inc.; Advanstar, Inc.; Medical Device Manufacturing; Reddy Ice Holdings, Inc.; General Motors Acceptance Corp.; Union Carbide Corp.; El Paso Corp.; and AT&T Inc. The Fund also benefited from an overweight in the food and beverage sector and an underweight in the utilities–electric and airline sectors.

Portfolio Managers: Mark E. Durbiano and Nathan H. Kehm

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

Lehman Brothers U.S. Corporate High Yield Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade debt securities with at least $150 million par value outstanding, a maximum credit rating of Ba1 (including defaulted issues) and a maturity of one year or more; gives a broad look at how high-yield (“junk”) bonds have performed.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

1

Fund Performance	Federated GVIT High Income Bond Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	2.38%	8.20%	5.25%
Class III[4]	2.28%	8.17%	5.24%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operation on October 31, 1997.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class III shares (April 28, 2005) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated GVIT High Income Bond Fund, the Lehman Corporate High Yield 2% Cap Index (Lehman Corporate High Yield 2% Cap)(new)(a), the Lehman High Yield Index (Lehman High Yield)(old)(b) and the Consumer Price Index (CPI)(c) since inception. Unlike, the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Lehman Corporate High Yield 2% Cap (new) is the 2% Issuer Cap component of the U.S. Corporate High Yield index.
(b)	Lehman High Yield (old) is an unmanaged index of bonds that are rated below investment grade that gives a broad look at the performance of these securities.
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	Federated GVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Federated GVIT High Income Bond Fund
Class I	Actual	$1,000.00	$1,025.30	$5.05	0.99%
	Hypothetical[1]	$1,000.00	$1,020.01	$5.05	0.99%
Class III	Actual	$1,000.00	$1,024.00	$4.90	0.96%
	Hypothetical[1]	$1,000.00	$1,023.34	$4.90	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	Federated GVIT High Income Bond Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	93.9%
Cash Equivalents	2.3%
Asset-Backed Securities	1.2%
Preferred Stocks	0.2%
Common Stocks	0.2%
Warrants	0.1%
Other assets in excess of liabilities	2.1%

100.0%

Top Holdings*
Dow Jones CDX, 8.25%, 12/29/10	2.5%
Qwest Corp., 8.88%, 03/15/12	1.6%
Trains HY-2005-1, 7.65%, 06/15/15	1.2%
AT&T Corp., 9.75%, 11/15/31	1.0%
Tennessee Gas Pipeline, 8.38%, 06/15/32	0.8%
Kabel Deutschland GMBH, 10.63%, 07/01/14	0.8%
General Motors Acceptance Corp., 8.00%, 11/01/31	0.8%
Dex Media West LLC, 9.88%, 08/15/13	0.7%
General Motors Acceptance Corp., 6.88%, 09/15/11	0.7%
Edison Mission Holding Co., 9.88%, 04/15/11	0.6%
Other Holdings	89.3%

100.0%

Top Industries
Media—Non-Cable	9.7%
Wireline Communications	6.5%
Healthcare	6.3%
Food & Beverage	6.2%
Industrial—Other	5.8%
Chemicals	5.8%
Gaming	5.7%
Utility—Natural Gas	4.9%
Automotive	4.8%
Consumer Products	4.8%
Other Industries	39.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

ASSET BACKED SECURITIES (1.2%)
Diversified (1.2%)
Trains HY-2005-1, 7.65%, Series 144A 06/15/15	$2,897,561	$2,982,135

Total Asset Backed Securities		2,982,135

COMMON STOCKS (0.2%)
Chemicals (0.0%)
General Chemical Industrial Products, Inc. (d) (h)	143	45,607

Food & Beverage (0.1%)
B&G Foods, Inc.	19,220	279,074

Media—Cable (0.1%)
NTL, Inc. (h)	2,260	153,861

Packaging (0.0%)
Russell Stanley Holdings, Inc. (d) (h)	4,000	0

Wireline Communications (0.0%)
Viatel Holding (Bermuda) Ltd. (h)	2,209	72

Total Common Stocks		478,614

CORPORATE BONDS (93.9%)
Aerospace & Defense (1.6%)
Alliant Techsystems, Inc., 8.50%, 05/15/11	$575,000	606,625
Argo Tech Corp., 9.25%, 06/01/11	475,000	489,250
K&F Acquisition, Inc., 7.75%, 11/15/14	250,000	253,750
L-3 Communications Corp., 6.13%, 01/15/14	1,300,000	1,293,499
L-3 Communications Corp., 5.88%, 01/15/15	225,000	219,375
L-3 Communications Corp., 6.38%, 10/15/15 (b)	375,000	375,938
TransDigm, Inc., 8.38%, 07/15/11	725,000	766,688

		4,005,125

Automotive (4.8%)
Advanced Accessory Systems, 10.75%, 06/15/11	675,000	546,750
Cooper-Standard Automotive, Inc., 8.38%, 12/15/14	1,000,000	765,000
Ford Motor Co., 7.45%, 07/16/31	2,100,000	1,438,500

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Automotive (continued)
General Motors Acceptance Corp., 6.88%, 09/15/11	$1,775,000	$1,620,548
General Motors Acceptance Corp., 8.00%, 11/01/31	1,925,000	1,848,806
General Motors Corp., 7.13%, 07/15/13	650,000	432,250
General Motors Corp., 8.38%, 07/15/33	925,000	615,125
Stanadyne Corp., 10.00%, 08/15/14	700,000	675,500
Stanadyne Holdings, Inc., 15.51%, 02/15/15	450,000	229,500
Stoneridge, Inc., 11.50%, 05/01/12	825,000	843,563
Tenneco Automotive, Inc., 8.63%, 11/15/14	750,000	712,500
TRW Automotive, Inc., 9.38%, 02/15/13	400,000	435,000
TRW Automotive, Inc., 11.00%, 02/15/13	834,000	940,335
United Components, Inc., 9.38%, 06/15/13	700,000	700,000

		11,803,377

Building Materials (2.9%)
AMH Holdings, Inc., 17.85%, 03/01/14	450,000	222,750
Associated Materials, Inc., 9.75%, 04/15/12	475,000	460,750
Builders Firstsource, Inc., 8.59%, 02/15/12 (e)	600,000	613,500
Collins & Aikman Floorcoverings, Inc., 9.75%, 02/15/10	450,000	398,250
ERICO International Corp., 8.88%, 03/01/12	625,000	648,438
Goodman Global Holdings, 7.49%, 06/15/12 (b) (e)	350,000	348,250
Goodman Global Holdings, 7.88%, 12/15/12 (b)	800,000	748,000
Legrand SA, 10.50%, 02/15/13	350,000	397,250
Norcraft Cos. LLC, 9.00%, 11/01/11	500,000	520,000
Norcraft Holdings LP, 11.21%, 09/01/12	1,475,000	1,054,624

5

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Building Materials (continued)
Nortek Holdings, Inc., 11.91%, 03/01/14	$925,000	$582,750
Nortek Holdings, Inc., 8.50%, 09/01/14	350,000	339,500
Texas Industries, Inc., 7.25%, 07/15/13 (b)	150,000	156,375
U.S. Concrete, Inc., 8.38%, 04/01/14	625,000	626,563

		7,117,000

Chemicals (5.8%)
Aventine Renewable Energy Holdings, Inc., 10.49%, 12/15/11 (b) (e)	425,000	442,000
Borden U.S. Finance Corp., 9.00%, 07/15/14 (b)	1,050,000	1,044,749
Compass Mineral Intl., 8.24%, 12/15/12	500,000	455,000
Compass Mineral Intl., 8.42%, 06/01/13	1,050,000	913,500
Crystal US Holdings, 9.63%, 06/15/14	575,000	642,563
Crystal US Holdings, 9.35%, 10/01/14	1,689,000	1,237,192
Equistar Chemicals LP, 10.13%, 09/01/08	875,000	953,749
Huntsman ICI Chemicals LLC, 10.13%, 07/01/09	869,000	901,588
Invista, 9.25%, 05/01/12 (b)	750,000	804,375
Koppers, Inc., 9.88%, 10/15/13	500,000	545,000
Lyondell Chemical Co., 9.63%, 05/01/07	475,000	498,156
Lyondell Chemical Co., 9.50%, 12/15/08	191,000	201,028
Lyondell Chemical Co., 10.88%, 05/01/09	800,000	835,000
Lyondell Chemical Co., 10.50%, 06/01/13	150,000	171,188
Nalco Co., 8.88%, 11/15/13	875,000	920,937
Nalco Co., 9.00%, 02/01/14	481,000	363,155
Nell AF SARL, 8.38%, 08/15/15 (b)	875,000	870,625
Polypore, Inc., 8.75%, 05/15/12	850,000	752,250
PQ Corp., 7.50%, 02/15/13 (b)	425,000	397,375
Union Carbide Corp., 7.88%, 04/01/23	225,000	250,524

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Chemicals (continued)
Union Carbide Corp., 7.50%, 06/01/25	$350,000	$382,036
VeraSun Energy Corp., 9.88%, 12/15/12 (b)	550,000	561,000

		14,142,990

Construction Machinery (0.6%)
Case New Holland, Inc., 9.25%, 08/01/11	675,000	725,625
Clark Material Handling, Inc., 0.00%, 11/15/06 (c) (d) (g)	100,000	0
Columbus McKinnon Corp., 10.00%, 08/01/10	81,000	90,113
NationsRent Cos., Inc., 9.50%, 10/15/10	500,000	547,500

		1,363,238

Consumer Products (4.8%)
AAC Group Holding Corp., 11.04%, 10/01/12	900,000	654,750
Alltrista Corp., 9.75%, 05/01/12	550,000	569,250
American Achievement Corp., 8.25%, 04/01/12	250,000	255,000
Ames True Temper, Inc., 10.00%, 07/15/12	900,000	711,000
Church & Dwight Co., 6.00%, 12/15/12	400,000	396,000
Diamond Brands, Inc., 0.00%, 04/15/09 (c) (d) (f) (g)	50,000	0
Doane Pet Care Co., 10.63%, 11/15/15 (b)	525,000	549,938
Jostens Holding Corp., 10.33%, 12/01/13	1,625,000	1,210,624
Jostens IH Corp., 7.63%, 10/01/12	1,050,000	1,060,500
K2, Inc., 7.38%, 07/01/14	125,000	125,000
Leiner Health Products, 11.00%, 06/01/12	400,000	378,000
Playtex Products, Inc., 9.38%, 06/01/11	925,000	973,563
Rayovac Corp, 8.50%, 10/01/13	75,000	65,813
Sealy Mattress Co., 8.25%, 06/15/14	450,000	465,750
Simmons Co., 7.88%, 01/15/14	475,000	441,750
Simmons Co., 13.79%, 12/15/14 (b)	900,000	490,500

6

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Consumer Products (continued)
Sleepmaster LLC, 0.00%, 05/15/09 (c) (d) (f) (g)	$175,000	$104,283
Spectrum Brands, Inc., 7.38%, 02/01/15	1,375,000	1,154,999
Tempur World, 10.25%, 08/15/10	429,000	466,001
True Temper Sports, Inc., 8.38%, 09/15/11	1,075,000	972,875
WH Holdings Ltd., 9.50%, 04/01/11	615,000	667,275

		11,712,871

Diversified (2.5%)
Dow Jones CDX, 8.25%, 12/29/10 (b)	6,000,000	6,030,000

Energy (1.4%)
Chesapeake Energy Corp., 6.88%, 11/15/20 (b)	600,000	610,500
Grant Prideco, Inc., 6.13%, 08/15/15 (b)	200,000	200,500
Petroleum Helicopters, Inc., 9.38%, 05/01/09	475,000	502,906
Pogo Producing Co., 6.88%, 10/01/17 (b)	600,000	588,000
Range Resources Corp., 7.38%, 07/15/13	250,000	260,000
Range Resources Corp., 6.38%, 03/15/15	400,000	394,000
Swift Energy Co., 9.38%, 05/01/12	825,000	891,000

		3,446,906

Entertainment (2.4%)
AMC Entertainment, Inc., 9.88%, 02/01/12	800,000	788,000
Cinemark USA, Inc., 9.60%, 03/15/14	1,675,000	1,247,875
Cinemark, Inc., 9.00%, 02/01/13	400,000	425,000
Intrawest Corp., 7.50%, 10/15/13	900,000	915,750
Loews Cineplex Entertainment Corp., 9.00%, 08/01/14	1,150,000	1,167,250
Universal City Development, 11.75%, 04/01/10	950,000	1,069,938
Universal City Florida Holding Co., 9.00%, 05/01/10 (e)	250,000	252,500

		5,866,313

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Environmental (0.7%)
Allied Waste N.A., 8.88%, 04/01/08	$800,000	$848,000
Allied Waste N.A., 9.25%, 09/01/12	300,000	326,250
Clean Harbors, Inc., 11.25%, 07/15/12	525,000	593,250

		1,767,500

Financial Institutions (0.3%)
American Real Estate Partners LP Finance, 7.13%, 02/15/13 (b)	775,000	778,875

Food & Beverage (6.1%)
Agrilink Foods, Inc., 11.88%, 11/01/08	350,000	358,750
American Seafoods Group, 10.13%, 04/15/10	650,000	684,938
ASG Consolidated LLC, 9.44%, 11/01/11	1,675,000	1,339,999
B&G Foods Holding Corp., 8.00%, 10/01/11	725,000	743,125
Constellation Brands, Inc., 8.00%, 02/15/08	650,000	680,875
Cott Beverages, Inc., 8.00%, 12/15/11	500,000	515,000
Del Monte Corp., 6.75%, 02/15/15	1,275,000	1,249,499
Dole Food, Inc., 8.63%, 05/01/09	600,000	618,000
Eagle Family Foods, Inc., 8.75%, 01/15/08	250,000	190,000
Eurofresh, Inc., 11.50%, 01/15/13 (b)	775,000	780,813
Michael Foods, Inc., 8.00%, 11/15/13	950,000	978,499
National Beef Packaging, 10.50%, 08/01/11	600,000	624,000
Pierre Foods, Inc., 9.88%, 07/15/12	825,000	841,500
Pilgrim’s Pride Corp., 9.63%, 09/15/11	375,000	401,250
Pilgrim’s Pride Corp., 9.25%, 11/15/13	625,000	670,313
Reddy Ice Group, 9.05%, 11/01/12	1,025,000	820,000
Smithfield Foods, Inc., 7.63%, 02/15/08	300,000	311,250

7

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Food & Beverage (continued)
Smithfield Foods, Inc., 8.00%, 10/15/09	$650,000	$689,000
Smithfield Foods, Inc., 7.75%, 05/15/13	675,000	717,188
Swift & Co., 10.13%, 10/01/09	375,000	389,063
Swift & Co., 12.50%, 01/01/10	375,000	396,563
UAP Holding Corp., 8.76%, 07/15/12	1,000,000	871,250

		14,870,875

Gaming (5.7%)
155 East Tropicana LLC, 8.75%, 04/01/12	650,000	628,875
Boyd Gaming Corp., 8.75%, 04/15/12	450,000	484,875
Boyd Gaming Corp., 7.75%, 12/15/12	475,000	499,938
Galaxy Entertainment, 9.88%, 12/15/12 (b)	675,000	688,500
Herbst Gaming, Inc., 7.00%, 11/15/14	500,000	500,000
Kerzner International Ltd., 6.75%, 10/01/15 (b)	700,000	684,250
Magna Entertainment Corp., 7.25%, 12/15/09	425,000	439,344
Majestic Star Casino LLC, 9.75%, 06/15/11 (b)	450,000	455,625
Mandalay Resort Group, 10.25%, 08/01/07	1,150,000	1,231,937
Mandalay Resort Group, 9.50%, 08/01/08	250,000	272,188
MGM Grand, Inc., 9.75%, 06/01/07	925,000	979,344
MGM Grand, Inc., 6.00%, 10/01/09	500,000	499,375
MGM Grand, Inc., 8.38%, 02/01/11	700,000	752,500
MTR Gaming Group, Inc., 9.75%, 04/01/10	800,000	858,000
Park Place Entertainment Corp., 9.38%, 02/15/07	375,000	391,406
Park Place Entertainment Corp., 8.13%, 05/15/11	1,000,000	1,108,749
Penn National Gaming, Inc., 6.75%, 03/01/15	925,000	913,438

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Gaming (continued)
San Pasqual Casino, 8.00%, 09/15/13 (b)	$600,000	$612,000
Station Casinos, Inc., 6.00%, 04/01/12	200,000	200,500
Station Casinos, Inc., 6.50%, 02/01/14	525,000	532,875
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (b)	400,000	402,000
Wynn Las Vegas LLC, 6.63%, 12/01/14	800,000	782,000

		13,917,719

Healthcare (6.3%)
Accellent, Inc., 10.50%, 12/01/13 (b)	600,000	618,000
AmeriPath, Inc., 10.50%, 04/01/13	1,200,000	1,278,000
AMR Holding Co./Emcare Holding Co., 10.00%, 02/15/15 (b)	350,000	375,375
Bio Rad Laboratories, Inc., 6.13%, 12/15/14	375,000	372,188
CDRV Investors, Inc., 14.80%, 01/01/15	2,250,000	1,389,374
Concentra Operating Corp., 9.50%, 08/15/10	625,000	650,000
Fisher Scientific International, Inc., 6.13%, 07/01/15 (b)	900,000	904,500
HCA Inc., 8.75%, 09/01/10	300,000	333,299
HCA Inc., 7.88%, 02/01/11	575,000	621,090
HCA Inc., 6.75%, 07/15/13	1,250,000	1,295,108
HCA Inc., 6.38%, 01/15/15	1,300,000	1,320,583
HCA Inc., 7.50%, 11/06/33	900,000	933,764
National Mentor, Inc., 9.63%, 12/01/12	750,000	787,500
Omnicare, Inc., 6.88%, 12/15/15	475,000	484,500
Psychiatric Solutions, Inc., 7.75%, 07/15/15	575,000	596,563
Sybron Dental Specialties, Inc., 8.13%, 06/15/12	525,000	553,875
Tenet Healthcare Corp., 9.88%, 07/01/14	475,000	483,313
Tenet Healthcare Corp., 9.25%, 02/01/15 (b)	350,000	349,125

8

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Healthcare (continued)
Vanguard Health Holdings, 9.00%, 10/01/14	$550,000	$587,125
Ventas Realty LP, 6.63%, 10/15/14	875,000	899,063
Ventas Realty LP, 7.13%, 06/01/15	325,000	342,875
VWR International, Inc., 8.00%, 04/15/14	350,000	350,000

		15,525,220

Industrial—Other (5.7%)
Aearo Co., 8.25%, 04/15/12	875,000	892,500
ALH Finance LLC/ALH Finance Corp., 8.50%, 01/15/13	1,050,000	994,875
American Tire Distributor, 10.75%, 04/01/13	425,000	386,750
Amsted Industries, Inc., 10.25%, 10/15/11 (b)	425,000	456,875
Brand Services, Inc., 12.00%, 10/15/12	1,050,000	1,107,750
Coleman Cable, Inc., 9.88%, 10/01/12	550,000	448,250
Da-Lite Screen Co., Inc., 9.50%, 05/15/11	525,000	553,875
Hawk Corp., 8.75%, 11/01/14	675,000	685,125
Interline Brands, Inc., 11.50%, 05/15/11	487,000	545,440
Knowledge Learning Corp., 7.75%, 02/01/15 (b)	1,200,000	1,145,999
Mueller Group, Inc., 10.00%, 05/01/12	525,000	560,438
Neenah Corp., 11.00%, 09/30/10 (b)	842,000	926,200
Neenah Corp., 13.00%, 09/30/13 (b)	450,185	461,440
Norcross Safety Products, 9.88%, 08/15/11	750,000	776,250
NSP Holdings LLC, 11.75%, 01/01/12	660,494	690,216
Panolam Industries International, Inc., 10.75%, 10/01/13 (b)	550,000	532,125
Rexnord Corp., 10.13%, 12/15/12	675,000	729,000
Safety Products Holdings, 11.75%, 01/01/12 (b)	150,000	156,750

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Industrial—Other (continued)
Sensus Metering Systems, 8.63%, 12/15/13	$875,000	$778,750
Superior Essex Communications, 9.00%, 04/15/12	925,000	915,750
Valmont Industries, Inc., 6.88%, 05/01/14	300,000	303,750

		14,048,108

Lodging (1.4%)
Gaylord Entertainment Co., 6.75%, 11/15/14	825,000	812,625
Host Marriott LP, 7.13%, 11/01/13	450,000	470,250
Host Marriott LP, 6.38%, 03/15/15	450,000	451,125
Lodgenet Entertainment, 9.50%, 06/15/13	450,000	491,625
Royal Caribbean Cruises, 8.00%, 05/15/10	600,000	654,670
Starwood Hotels & Resort, 7.88%, 05/01/12	450,000	498,375

		3,378,670

Media—Cable (2.9%)
Cablevision Systems Corp., 7.88%, 12/15/07	700,000	715,750
Cablevision Systems Corp., 8.13%, 07/15/09	875,000	888,125
Charter Communications, 10.25%, 09/15/10	1,575,000	1,575,000
Charter Communications, 9.92%, 04/01/14 (b)	555,000	319,125
Charter Communications, 11.00%, 10/01/15	445,000	376,025
Iesy Repository GMBH, 10.38%, 02/15/15 (b)	1,100,000	1,149,500
Kabel Deutschland GMBH, 10.63%, 07/01/14 (b)	1,750,000	1,850,625
Vidiotron Ltee, 6.38%, 12/15/15 (b)	325,000	324,594

		7,198,744

Media—Non-Cable (9.6%)
Advanstar Communications, Inc., 10.75%, 08/15/10	200,000	220,250

9

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Media—Non-Cable (continued)
Advanstar Communications, Inc., 12.00%, 02/15/11	$825,000	$871,406
Advanstar, Inc., 10.75%, 10/15/11	600,000	630,750
Affinity Group Holding, 10.88%, 02/15/12	703,750	687,036
Affinity Group, Inc., 9.00%, 02/15/12	425,000	426,594
CBD Media Holdings, 9.25%, 07/15/12	1,175,000	1,180,875
Dex Media East LLC, 12.13%, 11/15/12	989,000	1,162,075
Dex Media West LLC, 9.88%, 08/15/13	1,591,000	1,773,964
Dex Media, Inc., 8.48%, 11/15/13	875,000	700,000
DIRECTV Holdings LLC, 8.38%, 03/15/13	844,000	911,520
DIRECTV Holdings LLC, 6.38%, 06/15/15	400,000	393,000
Echostar DBS Corp., 5.75%, 10/01/08	1,250,000	1,231,249
Echostar DBS Corp., 6.63%, 10/01/14	275,000	265,031
Emmis Communications Corp., 10.37%, 06/15/12 (e)	400,000	403,500
Houghton Mifflin Co., 10.06%, 10/15/13	1,250,000	987,500
Intelsat Bermuda Ltd., 8.63%, 01/15/15 (b)	575,000	583,625
Lamar Media Corp, 6.63%, 08/15/15	275,000	277,406
Lamar Media Corp., 7.25%, 01/01/13	550,000	573,375
Lin Television Corp., 6.50%, 05/15/13	625,000	602,344
NBC Acquisition Corp., 13.12%, 03/15/13	625,000	437,500
Nebraska Book Co., 8.63%, 03/15/12	350,000	323,750
PanAmSat Corp., 9.00%, 08/15/14	453,000	476,783
PanAmSat Holding Corp., 9.79%, 11/01/14	2,200,000	1,550,999
Primedia, Inc., 8.88%, 05/15/11	900,000	834,750

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Media—Non-Cable (continued)
R.H. Donnelly Finance, 10.88%, 12/15/12	$575,000	$651,188
Rainbow National Services LLC, 10.38%, 09/01/14 (b)	725,000	815,625
Readers Digest Association, Inc., 6.50%, 03/01/11	575,000	564,938
SGS International, Inc., 12.00%, 12/15/13 (b)	675,000	679,484
Sinclair Broadcast Group, 8.75%, 12/15/11	475,000	502,313
Vertis, Inc., 10.88%, 06/15/09	550,000	544,500
WDAC Subsidiary Corp., 8.38%, 12/01/14 (b)	1,225,000	1,192,843
XM Satellite Radio, Inc., 12.00%, 06/15/10	325,000	366,438
Yell Finance BV, 6.03%, 08/01/11	539,000	556,518
Yell Finance BV, 10.75%, 08/01/11	410,000	444,850
Ziff Davis Media, Inc., 12.00%, 08/12/09	45,947	41,065

		23,865,044

Metals & Mining (0.9%)
Aleris International, Inc., 10.38%, 10/15/10	850,000	932,875
Aleris International, Inc., 9.00%, 11/15/14	250,000	258,750
Novelis, Inc., 7.25%, 02/15/15 (b)	700,000	656,250
Republic Technologies International, 0.00%, 07/15/09 (c) (d) (f) (g)	200,000	0
United States Steel Corp., 9.75%, 05/15/10	315,000	344,138

		2,192,013

Packaging (2.0%)
Berry Plastics Corp., 10.75%, 07/15/12	950,000	1,026,000
Crown Americas LLC, 7.75%, 11/15/15 (b)	500,000	520,000
Graham Packaging Co., 8.50%, 10/15/12	400,000	396,000
Greif Brothers Corp., 8.88%, 08/01/12	825,000	882,750

10

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Packaging (continued)
Pliant Corp., 0.00%, 06/01/10 (c)	$300,000	$60,000
Owens-Brockway Glass Container, 7.75%, 05/15/11	175,000	183,531
Owens-Brockway Glass Container, 8.25%, 05/15/13	375,000	389,063
Owens-Brockway Glass Container, 6.75%, 12/01/14	800,000	780,000
Owens-Illinois, Inc., 7.35%, 05/15/08	300,000	305,250
Plastipak Holdings, Inc., 8.50%, 12/15/15 (b)	350,000	355,250
Russell Stanley Holdings, Inc., 9.00%, 11/30/08 (b) (d)	36,537	17,099

		4,914,943

Paper (2.3%)
Abitibi-Consolidated, 8.38%, 04/01/15	700,000	673,750
Boise Cascade LLC, 7.03%, 10/15/12 (e)	250,000	245,000
Boise Cascade LLC, 7.13%, 10/15/14	350,000	328,125
Graphic Packaging International, 9.50%, 08/15/13	1,025,000	984,000
Jefferson Smurfit Corp., 8.25%, 10/01/12	490,000	472,850
Jefferson Smurfit Corp., 7.50%, 06/01/13	400,000	370,000
MDP Acquisitions PLC, 9.63%, 10/01/12	400,000	402,000
Mercer International, Inc., 9.25%, 02/15/13	850,000	720,375
NewPage Corp., 12.00%, 05/01/13	850,000	786,250
Stone Container Corp., 9.75%, 02/01/11	225,000	228,375
Tembec Industries, Inc., 8.50%, 02/01/11	725,000	406,000

		5,616,725

Restaurants (0.4%)
El Pollo Loco, Inc., 11.75%, 11/15/13 (b)	475,000	475,594
Landry’s Seafood Restaurants, Inc., 7.50%, 12/15/14	625,000	587,500

		1,063,094

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Retailers (1.8%)
Couche-Tard Financing Co., 7.50%, 12/15/13	$1,000,000	$1,035,000
FTD, Inc., 7.75%, 02/15/14	632,000	628,840
General Nutrition Center, 8.50%, 12/01/10	350,000	302,750
Hines Nurseries, Inc., 10.25%, 10/01/11	500,000	492,500
Penney (J.C.) Co., Inc., 9.00%, 08/01/12	929,000	1,097,673
U.S. Office Products Co., 0.00%, 06/15/08 (c) (d) (g)	475,000	0
United Auto Group, Inc., 9.63%, 03/15/12	700,000	740,250

		4,297,013

Services (0.9%)
CB Richard Ellis Services, Inc., 9.75%, 05/15/10	214,000	234,330
Global Cash Access LLC, 8.75%, 03/15/12	503,000	537,581
HydroChem Industrial Services, 9.25%, 02/15/13 (b)	775,000	747,875
Insurance Automotive Auctions, Inc., 11.00%, 04/01/13	550,000	580,744

		2,100,530

Supermarkets (0.0%)
Jitney-Jungle Stores of America, Inc., 0.00%, 09/15/07 (c) (d) (g)	100,000	0

Technology (3.8%)
Activant Solutions, Inc., 10.50%, 06/15/11	875,000	962,500
Activant Solutions, Inc., 10.05%, 04/01/10 (b) (e)	200,000	207,250
Activant Solutions, Inc., 10.05%, 04/01/10 (e)	50,000	51,813
Danka Business Systems, 11.00%, 06/15/10	425,000	363,375
Freescale Semiconductor, Inc., 7.13%, 07/15/14	575,000	615,250
MagnaChip Semiconductor, 8.00%, 12/15/14	350,000	336,000
Seagate Technology HDD Holding, 8.00%, 05/15/09	350,000	369,250
Smart Modular Technologies, Inc., 9.55%, 04/01/12 (e)	625,000	656,250

11

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Technology (continued)
Solar Capital Corp., 9.13%, 08/15/13 (b)	$1,000,000	$1,040,000
Solar Capital Corp., 10.25%, 08/15/15 (b)	800,000	804,000
SS&C Technologies, Inc., 11.75%, 12/01/13 (b)	550,000	566,500
Telex Communications, Inc., 11.50%, 10/15/08	450,000	481,500
UGS Corp., 10.00%, 06/01/12	1,150,000	1,259,249
Unisys Corp., 6.88%, 03/15/10	400,000	372,000
Xerox Corp., 9.75%, 01/15/09	650,000	722,313
Xerox Corp., 7.63%, 06/15/13	475,000	503,500

		9,310,750

Textile (0.5%)
Glenoit Corp., 0.00%, 04/15/07 (c) (d) (g)	125,000	0
Phillips Van Heusen Corp., 7.25%, 02/15/11	250,000	255,000
Phillips Van Heusen Corp., 8.13%, 05/01/13	350,000	371,000
Warnaco Group, Inc., 8.88%, 06/15/13	575,000	622,438

		1,248,438

Transportation (1.2%)
Hertz Corp. (The), 8.88%, 01/01/14 (b)	500,000	511,875
Hertz Corp. (The), 10.50%, 01/01/16 (b)	850,000	879,750
Holt Group, Inc. (The), 0.00%, 01/15/06 (c) (d) (g)	50,000	0
Stena AB, 9.63%, 12/01/12	825,000	900,281
Stena AB, 7.50%, 11/01/13	575,000	554,875

		2,846,781

Utility—Electric (3.3%)
CMS Energy Corp., 7.50%, 01/15/09	600,000	621,000
Edison Mission Holding Co., 9.88%, 04/15/11	1,350,000	1,581,187
FPL Energy National Wind, 6.13%, 03/25/19 (b)	340,865	334,271
Nevada Power Co., 6.50%, 04/15/12	75,000	77,250
Nevada Power Co., 9.00%, 08/15/13	909,000	1,005,589

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Utility—Electric (continued)
Nevada Power Co., 5.88%, 01/15/15	$350,000	$349,063
Northwestern Corp., 5.88%, 11/01/14	200,000	201,376
NRG Energy, Inc., 8.00%, 12/15/13	420,000	470,400
PSEG Energy Holdings, 10.00%, 10/01/09	1,125,000	1,243,124
Reliant Energy, Inc., 6.75%, 12/15/14	325,000	285,188
Reliant Resources, Inc., 9.50%, 07/15/13	600,000	604,500
Sierra Pacific Resources, 6.75%, 08/15/17 (b)	400,000	400,000
TECO Energy, Inc., 6.75%, 05/01/15	225,000	234,000
Texas Genco LLC, 6.88%, 12/15/14 (b)	575,000	625,313

		8,032,261

Utility—Natural Gas (4.9%)
ANR Pipeline Co., 8.88%, 03/15/10	150,000	161,057
EL Paso Corp., 7.80%, 08/01/31	1,450,000	1,453,625
EL Paso Production Corp., 7.75%, 06/01/13	950,000	990,375
Holly Energy Partners LP, 6.25%, 03/01/15	1,375,000	1,338,906
Inergy LP, 6.88%, 12/15/14	650,000	594,750
Mirant North America LLC, 7.38%, 12/31/13 (b)	675,000	685,969
Pacific Energy Partners, 7.13%, 06/15/14	700,000	724,500
Pacific Energy Partners, 6.25%, 09/15/15 (b)	150,000	148,500
Semco Energy, Inc., 7.13%, 05/15/08	400,000	408,506
SemGroup LP, 8.75%, 11/15/15 (b)	500,000	513,750
Tennessee Gas Pipeline, 7.50%, 04/01/17	200,000	215,162
Tennessee Gas Pipeline, 8.38%, 06/15/32	1,675,000	1,908,837
Transcontinental Gas Pipeline Corp., 8.88%, 07/15/12	350,000	402,500

12

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Utility—Natural Gas (continued)
Williams Cos., Inc. (The), 7.63%, 07/15/19	$750,000	$808,125
Williams Cos., Inc. (The), 7.88%, 09/01/21	1,425,000	1,549,688

		11,904,250

Wireless Communications (2.1%)
Centennial Communications, 10.00%, 01/01/13 (b)	325,000	329,875
Inmarsat Finance PLC, 7.63%, 06/30/12	81,000	83,936
Inmarsat Finance PLC, 8.11%, 11/15/12	400,000	335,500
New Skies Satellites NV, 9.13%, 11/01/12	475,000	510,031
Nextel Communications, 7.38%, 08/01/15	875,000	924,124
Rogers Wireless, Inc., 7.25%, 12/15/12	200,000	211,250
Rogers Wireless, Inc., 8.00%, 12/15/12	800,000	851,000
Rogers Wireless, Inc., 6.38%, 03/01/14	625,000	629,688
Rogers Wireless, Inc., 7.50%, 03/15/15	200,000	217,000
Rogers Wireless, Inc., 7.00%, 12/15/10 (e)	425,000	440,938
U.S. Unwired, Inc., 10.00%, 06/15/12	650,000	734,500

		5,267,842

Wireline Communications (4.3%)
Alaska Communications System Holdings, 9.88%, 08/15/11	469,000	512,383
AT&T Corp., 9.75%, 11/15/31	1,850,000	2,330,720
Cincinnati Bell, Inc., 7.25%, 07/15/13	825,000	862,125
Citizens Communications, 6.25%, 01/15/13	525,000	510,563
Citizens Communications, 9.00%, 08/15/31	550,000	559,625
MCI, Inc., 8.74%, 05/01/14	1,075,000	1,191,906
Qwest Corp., 8.88%, 03/15/12	3,475,000	3,935,437
Valor Telecommunications, 7.75%, 02/15/15	700,000	735,000

		10,637,759

Total Corporate Bonds		230,270,974

Shares or Principal Amount		Value

PREFERRED STOCKS (0.2%)
Media—Cable (0.0%)
Pegasus Communications (h)	0	$7

Media—Non-Cable (0.0%)
Ziff Davis Media, Inc., Series E-1, PIK (h)	12	5,400

Retailers (0.2%)
General Nutrition Center, Series A (h)	725	596,313

Total Preferred Stocks		601,720

WARRANTS (0.1%)
Chemicals (0.0%)
General Chemical Industrial Products Series A, expiring 06/01/10 (h)	83	10,251
General Chemical Industrial Products Series B, expiring 06/01/10 (h)	61	0

		10,251

Entertainment (0.0%)
AMF Bowling Worldwide, Inc., Class B, expiring 03/09/09 (d) (g) (h)	811	0

Industrial—Other (0.1%)
ACP Holding Co., expiring 09/13/13 (b) (h)	96,400	192,800

Media—Non-Cable (0.0%)
Advanstar Holdings Corp., expiring 10/15/11 (b) (d) (g) (h)	150	0
XM Satellite Radio, Inc., expiring 03/15/10 (b) (h)	300	13,500
Ziff Davis Media, Inc., expiring 08/12/12 (d) (g) (h)	2,200	0

		13,500

Packaging (0.0%)
Pliant Corp., expiring 06/01/10 (b) (d) (g) (h)	275	0

Paper (0.0%)
MDP Acquisitions, expiring 10/01/13 (b) (h)	300	6,000

Total Warrants		222,551

13

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CASH EQUIVALENTS (2.3%)
Investments in repurchase agreements (Collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $5,556,588)	$5,554,033	$5,554,033

Total Cash Equivalents		5,554,033

Total Investments (Cost $239,910,981) (a) — 97.9%		240,110,027
Other assets in excess of liabilities — 2.1%		5,059,465

NET ASSETS — 100.0%		$245,169,492

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

(c)	Bond in default.

(d)	Fair Valued Security.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2005.

(f)	Security has filed for bankruptcy protection.

(g)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board of Trustees.

(h)	Denotes a non-income producing security.

PIK	Paid-In-Kind

TRAINS	Targeted Return Index Securities Trust

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $234,356,948)	$234,555,994
Repurchase agreements, at cost and value	5,554,033

Total Investments	240,110,027

Cash	50,717
Interest and dividends receivable	4,678,964
Receivable for capital shares issued	173,006
Receivable for investments sold	508,030
Prepaid expenses and other assets	1,012

Total Assets	245,521,756

Liabilities:
Payable for capital shares redeemed	139,165
Accrued expenses and other payables:
Investment advisory fees	141,588
Fund administration and transfer agent fees	17,445
Administrative servicing fees	28,752
Other	25,314

Total Liabilities	352,264

Net Assets	$245,169,492

Represented by:
Capital	$259,629,341
Accumulated net investment income (loss)	—
Accumulated net realized gain (losses) from investments	(14,658,895)
Net unrealized appreciation (depreciation) on investments	199,046

Net Assets	$245,169,492

Net Assets:
Class I Shares	$181,905,380
Class III Shares	63,264,112

Total	$245,169,492

Shares outstanding (unlimited number of shares authorized):
Class I Shares	23,422,946
Class III Shares	8,152,206

Total	31,575,152

Net asset value and offering price per share:*
Class I Shares	$7.77
Class III Shares	$7.76

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$21,598,316
Dividend income	65,155
Income from securities lending	126,713

Total Income	21,790,184

Expenses:
Investment advisory fees	1,774,324
Fund administration and transfer agent fees	226,925
Administrative servicing fees Class I Shares	348,978
Administrative servicing fees Class III Shares	34,441
Other	135,670

Total expenses before earnings credit	2,520,338
Earnings credit (Note 7)	(1,963)

Total Expenses	2,518,375

Net Investment Income (Loss)	19,271,809

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	1,793,834
Net change in unrealized appreciation/depreciation on investments	(15,739,602)

Net realized/unrealized gains (losses) on investments	(13,945,768)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,326,041

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

FEDERATED GVIT HIGH INCOME BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005		Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$19,271,809		$19,889,108
Net realized gains (losses) on investment transactions	1,793,834		4,971,926
Net change in unrealized appreciation/depreciation on investments	(15,739,602)		1,307,647

Change in net assets resulting from operations	5,326,041		26,168,681

Distributions to Class I shareholders from:
Net investment income	(16,626,700)		(19,966,223)
Distributions to Class III shareholders from:
Net investment income	(2,692,367	)(a)	—

Change in net assets from shareholder distributions	(19,319,067)		(19,966,223)

Change in net assets from capital transactions	(43,122,058)		27,746,147

Change in net assets	(57,115,084)		33,948,605
Net Assets:
Beginning of period	302,284,576		268,335,971

End of period	$245,169,492		$302,284,576

Accumulated net investment income (loss)	$—		$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$40,039,358		$146,627,742
Dividends reinvested	16,626,700		19,966,229
Cost of shares redeemed	(163,884,437)		(138,847,824)

	(107,218,379)		27,746,147

Class III Capital Transactions:
Proceeds from shares issued	82,510,302	(a)	—
Dividends reinvested	2,692,367	(a)	—
Cost of shares redeemed	(21,106,348	)(a)	—

	64,096,321		—

Change in net assets from capital transactions	$(43,122,058)		$27,746,147

SHARE TRANSACTIONS:
Class I Shares
Issued	4,935,319		18,163,294
Reinvested	2,114,150		2,485,756
Redeemed	(20,486,757)		(17,265,939)

	(13,437,288)		3,383,111

Class III Share Transactions:
Issued	10,468,265	(a)	—
Reinvested	345,265	(a)	—
Redeemed	(2,661,324	)(a)	—

	8,152,206		—

(a)	For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements.

16

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Federated GVIT High Income Bond Fund

		Investment Activities:			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$7.89	0.76	(0.45)	0.31	(0.76)	(0.76)	$7.44	4.22%		$114,022	0.95%		9.96%		1.03%		9.88%		31.64%
Year Ended December 31, 2002	$7.44	0.61	(0.38)	0.23	(0.61)	(0.61)	$7.06	3.23%		$162,733	0.97%		8.82%		0.97%		8.82%		30.59%
Year Ended December 31, 2003	$7.06	0.57	0.96	1.53	(0.57)	(0.57)	$8.02	22.27%		$268,336	0.95%		7.74%		(d	)	(d	)	41.30%
Year Ended December 31, 2004	$8.02	0.60	0.18	0.78	(0.60)	(0.60)	$8.20	10.10%		$302,285	0.94%		7.46%		(d	)	(d	)	61.24%
Year Ended December 31, 2005	$8.20	0.64	(0.46)	0.18	(0.61)	(0.61)	$7.77	2.38%		$181,905	0.96%		7.35%		(d	)	(d	)	37.06%

Class III Shares
Period Ended December 31, 2005(g)	$7.83	0.39	0.01	0.40	(0.47)	(0.47)	$7.76	5.14%	(e)	$63,264	0.95%	(f)	7.23%	(f)	(d	)	(d	)	37.06%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	There were no fee reductions during the period.

(e)	Not annualized.

(f)	Annualized.

(g)	For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Federated GVIT High Income Bond Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(i)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund had no securities on loan as of December 31, 2005.

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-2, permanent difference (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such a Rule 12b-1 and administrative services fees) are charged to that class.

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GMF advises. Federated Investment Management Company (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $50 million	0.80%	0.40%	0.40%
Next $200 million	0.65%	0.40%	0.25%
Next $250 million	0.60%	0.40%	0.20%
$500 million or more	0.55%	0.40%	0.15%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“National Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited,

22

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $392,831 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $30,141.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $93,726,209 and sales of $137,826,844.

6. Portfolio Investment Risks

Credit and Market Risk. The Fund invests in high yield instruments and are subject to certain additional credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

7. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow upto $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

8. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$19,319,067	$—	$19,319,067	$—	$19,319,067
2004	19,966,223	—	19,966,223	—	19,966,223

23

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(14,658,145)	$198,296	$(14,459,849)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$239,911,731	$8,184,076	$(7,985,780)	$198,296

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$1,749,960	2009
9,115,230	2010
3,792,955	2011

24

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Federated GVIT High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated GVIT High Income Bond Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

28

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30

GVIT Equity 500 Index Fund

AnnualReport

| December 31, 2005

Contents

5	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

GVIT Equity 500 Index Fund

For the annual period ended Dec. 31, 2005, the GVIT Equity 500 Index Fund (Class IV at NAV) returned 4.75% versus 4.91% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds was 4.52%.

The U.S. economy proved to be quite resilient in 2005, shrugging off progressive monetary tightening, waning fiscal stimulus, the effects of hurricane damage and a sharp increase in energy prices. We estimate that U.S. gross domestic product for 2005 will come in at an above-average trend of 3.6%. The U.S. labor market remained strong, with unemployment relatively low and declining slightly throughout the year from 5.4% to approximately 5.1%. In much the same way that they did in 2004, energy prices rose significantly during the year; increased demand for energy from China and India played a significant role. Oil prices began the year at $43.45 per barrel and reached more than $70 per barrel in late August (due to hurricane damage to oil refineries, drills and pipelines on the Gulf Coast). Prices then fell back during the fourth quarter to end the year at $61.04, posting an overall annual increase of 40.5%.

Among U.S. equity sectors, seven of 10 sectors gained during the fourth quarter, and eight of 10 sectors managed to appreciate during 2005. As was the case in 2004, the energy sector was the best performer for the year. The utilities sector was the next-best performer in 2005 as higher energy prices were passed on to consumers. The weakest sector for all of 2005 was consumer discretionary, which tumbled 5.7% for the year, even after a fourth-quarter rebound of 1.2%, due to problems in the U.S. automotive and media industries. The share prices of General Motors Corp. and Ford Motor Co. fell during the year as both companies continued to lose market share and struggled with high pension, retiree health-care and labor costs.

Materials stocks performed strongly at the end of the year. Metals firms performed especially well, paced by a double-digit gain in Newmont Mining Corp., the only gold producer in the S&P 500 Index. For the entire fourth quarter, the materials sector led all other sectors, returning 11.9%.

The telecommunications group shed 3.6% in December, making it the weakest sector for the month. Competition among service providers kept the sector on the defensive for the whole of 2005, during which it lost 5.0%. Although they managed modest gains in December, the energy and utility sectors were fourth-quarter laggards, retreating by 7.4% and 5.5%, respectively, after hitting multi-year peaks at the end of September. Still, energy surged 31.3% for all of 2005, and utilities returned 17.3% for the full year. The next-best-performing sector for the year was financials at 6.48%, due to an 8.23% rally in the fourth quarter.

The Fund is a replicated portfolio and continues to strive to match the performance of the S&P 500 Index, gross of fees.

Portfolio Manager: Deane Gyllenhaal

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa 19428.

1

Fund Performance	GVIT Equity 500 Index Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class IV	4.75%	0.27%	-0.89%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund’s predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the GVIT Equity 500 Index Fund (which previously had not commenced operations) acquired all assets, subject to stated liabilities, of the Market Street Equity 500 Index Portfolio. At that time the GVIT Equity 500 Index Fund took on the performance of the Market Street Equity 500 Index Portfolio.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the GVIT Equity 500 Index Fund, Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	GVIT Equity 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Equity 500 Index Fund
Class IV	Actual	$1,000.00	$1,056.90	$1.45	0.28%
	Hypothetical[1]	$1,000.00	$1,023.59	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	GVIT Equity 500 Index Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.9%
Cash Equivalents	0.4%
Other Investments*	5.0%
Liabilities in excess of other assets**	-4.3%

100.0%

Top Holdings***
General Electric Co.	3.2%
Exxon Mobil Corp.	3.1%
Citigroup, Inc.	2.2%
Microsoft Corp.	2.1%
Procter & Gamble Co.	1.7%
Bank of America Corp.	1.6%
Johnson & Johnson	1.6%
American International Group, Inc.	1.6%
Pfizer Inc.	1.5%
Altria Group, Inc.	1.4%
Other Holdings	80.0%

100.0%

Top Industries
Financial Services	10.4%
Computers	9.4%
Oil & Gas	7.7%
Healthcare	6.5%
Retail	5.8%
Insurance	5.2%
Banks	5.0%
Telecommunications	4.7%
Drugs	4.2%
Electrical Equipment	3.7%
Other Industries	37.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value
COMMON STOCKS (98.9%)
Aerospace & Defense (1.9%)
Boeing Co. (The)	18,962	$1,331,890
General Dynamics Corp.	4,600	524,630
Lockheed Martin Corp.	8,300	528,129
Northrop Grumman Corp.	8,462	508,651
Raytheon Co.	10,400	417,560
Rockwell Collins, Inc.	4,014	186,531
United Technologies Corp.	23,800	1,330,658
Xilinx, Inc.	8,100	204,201

		5,032,250

Agriculture (0.2%)
Monsanto Co.	6,195	480,298

Airlines (0.1%)
Southwest Airlines Co.	16,150	265,345

Apparel (0.3%)
Jones Apparel Group, Inc.	2,900	89,088
Liz Claiborne, Inc.	2,500	89,550
Nike, Inc., Class B	4,400	381,876
Reebok International Ltd.	1,300	75,699
V.F. Corp.	2,100	116,214

		752,427

Auto Parts & Equipment (0.5%)
AutoNation, Inc. (b)	4,000	86,920
AutoZone, Inc. (b)	1,300	119,275
Dana Corp.	4,300	30,874
Genuine Parts Co. (c)	4,000	175,680
Ingersoll Rand Co.	7,800	314,886
Johnson Controls, Inc.	4,600	335,386
Navistar International Corp. (b) (c)	1,700	48,654
PACCAR, Inc.	3,825	264,805
Snap-On, Inc. (c)	1,400	52,584

		1,429,064

Automobiles (0.3%)
Ford Motor Co.	44,132	340,699
General Motors Corp. (c)	13,252	257,354
Harley-Davidson, Inc. (c)	6,300	324,387

		922,440

Banks (5.0%)
AmSouth Bancorp	8,000	209,680
Bank of America Corp.	93,140	4,298,410
Bank of New York Co., Inc.	17,928	571,007
BB&T Corp.	12,900	540,639

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Banks (continued)
Bear Stearns Cos., Inc.	2,600	$300,378
Compass Bancshares, Inc. (c)	2,800	135,212
Fifth Third Bancorp	13,185	497,338
Huntington Bancshares, Inc.	5,410	128,488
KeyCorp.	9,700	319,421
M & T Bank Corp.	1,900	207,195
Mellon Financial Corp.	9,500	325,375
National City Corp.	12,600	422,982
Northern Trust Corp.	4,300	222,826
PNC Bank Corp.	6,800	420,444
Regions Financial Corp.	10,660	364,146
Sovereign Bancorp	8,800	190,256
SunTrust Banks, Inc.	8,400	611,184
Synovus Financial Corp.	7,500	202,575
U.S. Bancorp	42,668	1,275,347
Wachovia Corp.	36,354	1,921,672
Zions Bancorp	2,400	181,344

		13,345,919

Beverages (2.1%)
Anheuser-Busch Cos., Inc.	18,243	783,719
Brown-Forman Corp., Class B	1,900	131,708
Coca-Cola Co.	48,212	1,943,426
Coca-Cola Enterprises, Inc.	7,200	138,024
Constellation Brands, Inc. (b) (c)	4,400	115,412
Molson Coors Brewing Co.	1,200	80,388
Pepsi Bottling Group, Inc. (The)	3,300	94,413
PepsiCo, Inc.	38,830	2,294,076

		5,581,166

Biotechnology (0.3%)
Applera Corp.	4,100	108,896
Gilead Sciences, Inc. (b)	10,600	557,878
Group Chiron Corp. (b)	2,400	106,704
Waters Corp. (b)	2,400	90,720

		864,198

Business Services (2.9%)
Apollo Group, Inc. (b)	3,500	211,610
AutoDesk, Inc. (c)	5,330	228,924
Automatic Data Processing, Inc.	13,308	610,704
Cintas Corp.	3,000	123,540
Compuware Corp. (b)	8,300	74,451
Convergys Corp. (b)	3,500	55,475
Dow Jones & Co., Inc. (c)	1,600	56,784
eBay, Inc. (b)	26,700	1,154,775

5

GARTMORE VARIABLE INSURANCE TRUST

GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Business Services (continued)
Electronic Data Systems Corp. (c)	12,000	$288,480
Equifax, Inc.	3,100	117,862
Exelon Corp.	15,724	835,573
First Data Corp.	17,916	770,567
Fiserv, Inc. (b)	4,250	183,898
IMS Health, Inc.	4,953	123,429
Interpublic Group Cos., Inc. (The) (b) (c)	9,800	94,570
Monster Worldwide, Inc. (b)	2,800	114,296
Moody’s Corp.	5,808	356,727
Omnicom Group, Inc.	4,200	357,546
Paychex, Inc.	7,750	295,430
Pitney Bowes, Inc.	5,200	219,700
Robert Half International, Inc.	3,700	140,193
Sabre Holdings, Inc.	3,368	81,202
Yahoo!, Inc. (b)	29,300	1,147,974

		7,643,710

Chemicals & Allied Products (1.5%)
Air Products & Chemicals, Inc.	5,000	295,950
Dow Chemical Co.	22,466	984,460
E.I. du Pont de Nemours & Co.	21,600	918,000
Eastman Chemical Co.	1,800	92,862
Engelhard Corp. (c)	2,800	84,420
Hercules, Inc. (b) (c)	3,200	36,160
Millipore Corp. (b) (c)	1,100	72,644
Occidental Petroleum Corp.	9,300	742,884
Praxair, Inc.	7,500	397,200
Rohm & Haas Co.	3,300	159,786
Sigma-Aldrich Corp. (c)	1,500	94,935

		3,879,301

Computers (9.4%)
Adobe Systems, Inc.	13,900	513,744
Affiliated Computer Services, Class A (b) (c)	2,900	171,622
American Power Conversion Corp.	3,500	77,000
Apple Computer, Inc. (b)	19,700	1,416,233
Avaya, Inc. (b) (c)	9,566	102,069
BMC Software, Inc. (b)	4,500	92,205
Cisco Systems, Inc. (b)	143,557	2,457,696
Citrix Systems, Inc. (b) (c)	3,900	112,242
Computer Associates International, Inc. (c)	10,500	295,995
Computer Sciences Corp. (b)	4,400	222,816

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Computers (continued)
Dell, Inc. (b)	54,800	$1,643,452
EMC Corp. (b)	55,200	751,824
Gateway, Inc. (b)	5,700	14,307
Hewlett Packard Co.	66,900	1,915,347
Intel Corp.	140,573	3,508,702
International Business Machines Corp.	36,817	3,026,357
Intuit, Inc. (b)	4,100	218,530
Lexmark International Group, Inc. (b)	2,700	121,041
Mercury Interactive Corp. (b) (c)	2,000	55,580
Microsoft Corp.	213,040	5,570,996
NCR Corp. (b)	4,400	149,336
Network Appliance, Inc. (b)	8,600	232,200
Novell, Inc. (b)	8,100	71,523
NVIDIA Corp. (b)	3,900	142,584
Oracle Corp. (b)	87,908	1,073,357
Parametric Technology Corp. (b)	7,100	43,310
Siebel Systems, Inc.	11,700	123,786
Sun Microsystems, Inc. (b)	78,956	330,826
Symantec Corp. (b)	25,091	439,093
Symbol Technologies, Inc.	5,600	71,792
Unisys Corp. (b)	8,400	48,972

		25,014,537

Conglomerates (0.7%)
Illinois Tool Works, Inc.	4,700	413,553
ITT Industries, Inc.	2,200	226,204
Tyco International Ltd.	46,656	1,346,492

		1,986,249

Construction & Building Materials (1.1%)
Caterpillar, Inc.	15,700	906,989
Centex Corp.	3,000	214,470
D. R. Horton, Inc. (c)	6,300	225,099
Deere & Co.	5,600	381,416
Fluor Corp. (c)	2,000	154,520
KB Home (c)	1,700	123,522
Lennar Corp., Class A	3,200	195,264
Masco Corp.	9,981	301,326
Pulte Corp. (c)	5,000	196,800
Sherwin Williams Co.	2,600	118,092
Vulcan Materials Co. (c)	2,492	168,833

		2,986,331

6

GARTMORE VARIABLE INSURANCE TRUST

GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Consumer Products (3.0%)
Alberto Culver Co., Class B	1,950	$89,213
Avery-Dennison Corp.	2,400	132,648
Avon Products, Inc.	10,700	305,485
Black & Decker Corp.	1,800	156,528
Clorox Co. (The)	3,599	204,747
Colgate-Palmolive Co.	12,061	661,546
Danaher Corp.	5,500	306,790
Ecolab, Inc. (c)	4,400	159,588
Fortune Brands, Inc.	3,400	265,268
International Flavors & Fragrances, Inc.	2,000	67,000
Kimberly-Clark Corp.	10,800	644,220
Leggett & Platt, Inc.	4,700	107,912
Maytag Corp.	2,100	39,522
Pall Corp. (c)	2,800	75,208
Procter & Gamble Co.	77,999	4,514,582
Whirlpool Corp. (c)	1,600	134,016

		7,864,273

Containers (0.2%)
Ball Corp.	2,600	103,272
Bemis Co.	2,800	78,008
Newell Rubbermaid, Inc. (c)	6,100	145,058
Sealed Air Corp. (b) (c)	1,900	106,723

		433,061

Drugs (4.2%)
Amerisource Bergen Corp.	4,908	203,191
Biogen, Inc. (b)	8,039	364,408
Eli Lilly & Co.	26,470	1,497,937
Express Scripts, Inc., Class A (b)	3,400	284,920
Forest Laboratories, Inc., Class A (b)	7,800	317,304
Genzyme Corp. (b)	6,000	424,680
Medimmune, Inc. (b)	5,609	196,427
Merck & Co., Inc.	50,964	1,621,165
Mylan Laboratories, Inc.	4,800	95,808
Pfizer Inc.	171,961	4,010,131
Schering Plough Corp.	34,800	725,580
Wyeth	31,400	1,446,598

		11,188,149

Electrical Equipment (3.7%)
Cooper Industries Ltd., Class A	2,215	161,695
Eaton Corp.	3,300	221,397

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Electrical Equipment (continued)
Emerson Electric Co.	9,600	$717,120
General Electric Co.	245,948	8,620,477
Grainger (W.W.), Inc.	1,700	120,870

		9,841,559

Electronics (1.0%)
Agilent Technologies, Inc. (b)	9,361	311,628
Altera Corp. (b) (c)	8,300	153,799
Broadcom Corp., Class A (b)	6,600	311,190
Molex, Inc. (c)	3,425	88,879
RadioShack Corp. (c)	3,000	63,090
Rockwell International Corp.	4,200	248,472
Sanmina Corp. (b)	11,500	48,990
Solectron Corp. (b)	19,500	71,370
Tektronix, Inc.	2,100	59,241
Teradyne, Inc. (b)	4,800	69,936
Texas Instruments, Inc.	37,800	1,212,245

		2,638,840

Entertainment (0.6%)
Electronic Arts, Inc. (b)	7,200	376,632
International Game Technology	7,700	237,006
Live Nation (b)	1,575	20,633
Walt Disney Co. (The)	45,000	1,078,650

		1,712,921

Financial Services (10.4%)
AMBAC Financial Group, Inc.	2,450	188,797
American Express Co.	29,000	1,492,340
Ameriprise Financial, Inc.	5,980	245,180
Capital One Financial Corp.	6,900	596,160
Charles Schwab Corp.	24,150	354,281
CIT Group, Inc.	4,700	243,366
Citigroup, Inc.	117,754	5,714,602
Comerica, Inc.	4,000	227,040
Countrywide Credit Industries, Inc.	13,900	475,241
E*TRADE Financial Corp. (b)	9,200	191,912
Federal Home Loan Mortgage Corp.	16,000	1,045,600
Federal National Mortgage Association	22,586	1,102,423
Federated Investors, Inc. (c)	2,100	77,784
First Horizon National Corp. (c)	3,000	115,320
Franklin Resources, Inc.	3,500	329,035

7

GARTMORE VARIABLE INSURANCE TRUST

GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Financial Services (continued)
Genworth Financial, Inc., Class A	8,800	$304,304
Golden West Financial Corp.	5,900	389,400
Goldman Sachs Group, Inc.	10,500	1,340,955
H & R Block, Inc. (c)	7,700	189,035
J.P. Morgan Chase & Co.	81,801	3,246,682
Janus Capital Group, Inc. (c)	5,500	102,465
Lehman Brothers Holdings, Inc.	6,167	790,424
Marshall & Ilsley Corp.	5,000	215,200
MBNA Corp.	31,650	859,614
Merrill Lynch & Co.	21,500	1,456,195
Morgan Stanley Dean Witter & Co.	25,200	1,429,848
North Fork Bancorp, Inc.	11,400	311,904
SLM Corp.	9,800	539,882
State Street Corp.	7,800	432,432
T. Rowe Price Group, Inc.	3,000	216,090
Washington Mutual, Inc.	22,878	995,193
Wells Fargo Co.	38,859	2,441,511

		27,660,215

Food & Related (2.6%)
Altria Group, Inc.	48,400	3,616,449
Archer-Daniels Midland Co.	15,437	380,676
Campbell Soup Co.	4,100	122,057
ConAgra, Inc.	11,800	239,304
General Mills, Inc.	8,400	414,288
H.J. Heinz Co.	8,000	269,760
Hershey Foods Corp.	4,200	232,050
Kellogg Co.	5,900	254,998
McCormick & Co.	3,200	98,944
Sara Lee Corp.	18,029	340,748
SYSCO Corp.	14,800	459,540
Tyson Foods, Inc., Class A (c)	6,400	109,440
Wrigley (Wm.) Jr. Co.	4,300	285,907

		6,824,161

Healthcare (6.5%)
Abbott Laboratories	36,367	1,433,951
Allergan, Inc. (c)	3,100	334,676
Bausch & Lomb, Inc.	1,300	88,270
Baxter International, Inc.	14,300	538,395
Becton Dickinson & Co.	5,800	348,464
Bristol-Myers Squibb Co.	45,662	1,049,313
Cardinal Health, Inc.	9,953	684,269
Coventry Health Care, Inc. (b)	3,600	205,056

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Healthcare (continued)
Guidant Corp.	7,800	$505,050
HCA, Inc.	9,800	494,900
Health Management Associates, Inc., Class A	6,100	133,956
Humana, Inc. (b)	3,700	201,021
Johnson & Johnson	69,411	4,171,601
King Pharmaceuticals, Inc. (b)	6,133	103,770
McKesson HBOC, Inc.	7,200	371,448
Medco Health Solutions, Inc. (b)	7,248	404,438
Medtronic, Inc.	28,300	1,629,231
Quest Diagnostics, Inc.	3,900	200,772
St. Jude Medical, Inc. (b)	8,400	421,680
Stryker Corp.	6,700	297,681
Tenet Healthcare Corp. (b)	11,700	89,622
UnitedHealth Group, Inc.	31,744	1,972,572
Watson Pharmaceutical, Inc. (b)	2,100	68,271
Wellpoint Health Networks, Inc. (b)	14,400	1,148,976

		16,897,383

Hotels & Motels (0.6%)
Cendant Corp.	23,500	405,375
Harrah’s Entertainment, Inc.	4,300	306,547
Hilton Hotels Corp.	7,900	190,469
Marriott International, Inc., Class A	3,900	261,183
Starwood Hotels & Resorts Worldwide, Inc.	5,000	319,300

		1,482,874

Industrial (0.1%)
Parker Hannifin Corp.	2,700	178,092
Thermo Electron Corp. (b)	3,900	117,507

		295,599

Insurance (5.2%)
ACE Ltd.	7,512	401,441
Aetna, Inc.	6,700	631,877
AFLAC, Inc.	11,700	543,114
Allstate Corp. (The)	15,300	827,271
American International Group, Inc.	60,568	4,132,555
AON Corp.	7,600	273,220
Chubb Corp. (The)	4,600	449,190
CIGNA Corp.	2,900	323,930
Cincinnati Financial Corp. (c)	3,821	170,722

8

GARTMORE VARIABLE INSURANCE TRUST

GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	7,000	$601,230
Jefferson-Pilot Corp.	2,981	169,708
Lincoln National Corp.	3,900	206,817
Loews Corp.	3,067	290,905
Marsh & McLennan Cos., Inc.	12,500	397,000
MBIA, Inc. (c)	3,250	195,520
MetLife, Inc.	17,500	857,500
MGIC Investment Corp. (c)	2,200	144,804
Principal Financial Group, Inc.	6,600	313,038
Progressive Corp. (The)	4,600	537,188
Prudential Financial, Inc.	11,700	856,323
SAFECO Corp.	2,800	158,200
St. Paul Travelers Cos., Inc. (The)	15,965	713,157
Torchmark Corp.	2,500	139,000
UnumProvident Corp. (c)	6,600	150,150
XL Capital Ltd., Class A	4,000	269,520

		13,753,380

Leisure Products (0.3%)
Brunswick Corp.	2,300	93,518
Carnival Corp.	10,200	545,394
Hasbro, Inc.	3,800	76,684
Mattel, Inc.	9,100	143,962

		859,558

Manufacturing (1.2%)
3M Co.	17,738	1,374,695
American Standard Cos., Inc.	4,200	167,790
Cummins Engine, Inc. (c)	1,100	98,703
Dover Corp.	4,600	186,254
Honeywell International, Inc.	19,900	741,275
PPG Industries, Inc.	3,800	220,020
Stanley Works (The) (c)	1,800	86,472
Textron, Inc.	3,100	238,638

		3,113,847

Medical Equipment & Supplies (0.6%)
Bard (C.R.), Inc.	2,500	164,800
Biomet, Inc. (c)	6,051	221,285
Boston Scientific Corp. (b)	14,000	342,860
Fisher Scientific International, Inc. (b)	2,900	179,394
Laboratory Corp. of America Holdings (b)	3,200	172,320
Patterson Cos., Inc. (b) (c)	2,900	96,860

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Medical Equipment & Supplies (continued)
PerkinElmer, Inc.	2,800	$65,968
Zimmer Holdings, Inc. (b)	5,826	392,906

		1,636,393

Medical Services (1.2%)
Amgen, Inc. (b)	28,832	2,273,692
Caremark Rx, Inc. (b)	10,541	545,918
Hospira, Inc. (b)	3,636	155,548
Manor Care, Inc. (c)	1,700	67,609

		3,042,767

Metals & Mining (0.6%)
Alcoa, Inc.	20,440	604,411
Freeport-McMoran Copper & Gold, Inc., Class B	4,300	231,340
Newmont Mining Corp.	10,358	553,117
Phelps Dodge Corp.	2,300	330,901

		1,719,769

Multimedia (2.2%)
Clear Channel Communications, Inc.	12,600	396,270
Comcast Corp., Class A (b)	50,348	1,307,034
E.W. Scripps Co., Class A	1,900	91,238
L-3 Communications Holdings, Inc.	2,700	200,745
News Corp.	56,800	883,240
Time Warner, Inc.	108,221	1,887,374
Viacom, Inc., Class B	36,128	1,177,773

		5,943,674

Office Equipment & Supplies (0.1%)
Xerox Corp. (b)	21,900	320,835

Oil & Gas (7.7%)
Amerada Hess Corp.	1,900	240,958
Anadarko Petroleum Corp.	5,449	516,293
Apache Corp.	7,698	527,467
Ashland, Inc.	1,700	98,430
Baker Hughes, Inc.	7,900	480,162
BJ Services Co.	7,300	267,691
ChevronTexaco Corp.	52,346	2,971,682
ConocoPhillips	32,332	1,881,076
Devon Energy Corp.	10,500	656,670
El Paso Corp. (c)	15,577	189,416
EOG Resources, Inc.	5,500	403,535
Exxon Mobil Corp.	144,854	8,136,449

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GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Oil & Gas (continued)
KeySpan Corp. (c)	3,800	$135,622
Kinder Morgan, Inc.	2,500	229,875
Marathon Oil Corp.	8,501	518,306
Murphy Oil Corp.	3,900	210,561
Nabors Industries Ltd. (b) (c)	3,600	272,700
NICOR, Inc. (c)	900	35,379
Noble Corp.	3,300	232,782
People’s Energy Corp. (c)	800	28,056
Sempra Energy	5,807	260,386
Sunoco, Inc.	3,100	242,978
Transocean Sedco Forex, Inc. (b)	7,700	536,613
Valero Energy Corp.	14,400	743,040
Williams Cos., Inc. (The)	13,400	310,478
XTO Energy, Inc.	8,266	363,208

		20,489,813

Oil Equipment & Services (1.4%)
Burlington Resources, Inc.	8,800	758,560
Dynergy, Inc., Class A (b) (c)	6,300	30,492
Halliburton Co.	11,900	737,324
Kerr-Mcgee Corp.	2,666	242,233
National-OilWell, Inc. (b)	4,100	257,070
Rowan Cos., Inc.	2,400	85,536
Schlumberger Ltd.	13,790	1,339,698
Weatherford International Ltd. (b)	8,100	293,220

		3,744,133

Paper & Forest Products (0.5%)
International Paper Co.	11,521	387,221
Louisiana-Pacific Corp. (c)	2,500	68,675
MeadWestvaco Corp.	3,907	109,513
Pactiv Corp. (b)	3,500	77,000
Plum Creek Timber Co., Inc. (c)	4,424	159,485
Temple-Inland, Inc.	2,800	125,580
Weyerhaeuser Co.	5,800	384,772

		1,312,246

Photographic Equipment (0.1%)
Eastman Kodak Co. (c)	6,400	149,760

Printing & Publishing (0.5%)
Donnelley (R.R.) & Sons Co.	5,200	177,892
Gannett Co., Inc.	5,600	339,192
Knight-Ridder, Inc. (c)	1,600	101,280
McGraw-Hill Cos., Inc. (The)	8,600	444,018
Meredith Corp.	800	41,872

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Printing & Publishing (continued)
New York Times Co., Class A (c)	3,500	$92,575
Tribune Co. (c)	6,064	183,497

		1,380,326

Railroads (0.7%)
Burlington Northern Santa Fe Corp.	8,800	623,216
CSX Corp.	4,900	248,773
Norfolk Southern Corp.	9,300	416,919
Union Pacific Corp.	6,200	499,162

		1,788,070

Real Estate Investment Trusts (0.7%)
Apartment Investment & Management Co. (c)	2,200	83,314
Archstone-Smith Trust (c)	4,900	205,261
Equity Office Properties Trust	9,800	297,234
Equity Residential Property Trust (c)	6,600	258,192
ProLogis Trust	5,500	256,960
Public Storage, Inc. (c)	1,900	128,668
Simon Property Group, Inc. (c)	4,200	321,846
Vornado Realty Trust (c)	2,700	225,369

		1,776,844

Restaurants (0.6%)
Darden Restaurants, Inc.	3,350	130,248
McDonald’s Corp.	29,300	987,996
Wendy’s International, Inc.	2,700	149,202
YUM! Brands, Inc.	6,800	318,784

		1,586,230

Retail (5.8%)
Albertson’s, Inc.	8,859	189,140
Amazon.com, Inc. (b)	7,200	339,480
Bed Bath & Beyond, Inc. (b)	7,100	256,665
Best Buy Co., Inc.	9,575	416,321
Big Lots, Inc. (b) (c)	3,200	38,432
Circuit City Stores, Inc. (c)	3,500	79,065
Coach, Inc. (b)	8,700	290,058
Costco Wholesale Corp.	11,000	544,170
CVS Corp.	19,108	504,833
Dillards, Inc. (c)	1,500	37,230
Dollar General Corp. (c)	7,175	136,827
Family Dollar Stores, Inc. (c)	4,000	99,160

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GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Retail (continued)
Federated Department Stores, Inc.	6,311	$418,609
Gap, Inc. (The)	12,900	227,556
Home Depot, Inc.	49,282	1,994,935
J.C. Penney Co., Inc.	5,300	294,680
Kohl’s Corp. (b)	8,000	388,800
Kroger Co. (b)	16,700	315,296
Limited, Inc. (The)	8,066	180,275
Lowe’s Cos., Inc.	18,186	1,212,279
Nordstrom, Inc.	5,100	190,740
Office Depot, Inc. (b)	7,300	229,220
Officemax, Inc. (c)	1,200	30,432
Safeway, Inc.	10,300	243,698
Sears Corp. (b) (c)	2,373	274,153
Staples, Inc.	17,450	396,290
Starbucks Corp. (b)	17,800	534,178
Supervalu, Inc.	3,400	110,432
Target Corp.	20,616	1,133,262
Tiffany & Co.	3,400	130,186
TJX Cos., Inc.	11,000	255,530
Wal-Mart Stores, Inc.	58,188	2,723,197
Walgreen Co.	23,800	1,053,388
Whole Foods Market, Inc.	3,100	239,909

		15,508,426

Semiconductors (1.2%)
Advanced Micro Devices, Inc. (b)	9,100	278,460
Analog Devices, Inc.	8,500	304,895
Applied Materials, Inc.	37,900	679,926
Applied Micro Circuits Corp. (b)	9,200	23,644
Freescale Semiconductor, Inc. (b)	9,346	235,239
Jabil Circuit, Inc. (b)	3,800	140,942
KLA-Tencor Corp.	4,500	221,985
Linear Technology Corp.	7,000	252,490
LSI Logic Corp. (b)	9,700	77,600
Maxim Integrated Products, Inc.	7,500	271,800
Micron Technology, Inc. (b)	14,600	194,326
National Semiconductor Corp.	7,800	202,644
Novellus Systems (b)	3,400	82,008
PMC-Sierra, Inc. (b) (c)	4,600	35,466
QLogic Corp. (b)	2,100	68,271

		3,069,696

Steel (0.2%)
Allegheny Technologies, Inc. (c)	2,100	75,768
Nucor Corp. (c)	3,600	240,192
United States Steel Corp.	2,500	120,175

		436,135

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Telecommunications (4.7%)
ADC Telecomm, Inc. (b) (c)	3,057	$68,293
ALLTEL Corp.	9,000	567,900
Andrew Corp. (b) (c)	3,700	39,701
AT&T, Inc.	91,149	2,232,239
BellSouth Corp.	42,700	1,157,170
CenturyTel, Inc.	3,000	99,480
CIENA Corp. (b) (c)	11,039	32,786
Citizens Communications Co. (c)	7,800	95,394
Comverse Technology, Inc. (b)	4,600	122,314
Corning, Inc. (b)	35,600	699,896
JDS Uniphase Corp. (b) (c)	35,000	82,600
Lucent Technologies, Inc. (b) (c)	100,800	268,128
Motorola, Inc.	57,900	1,307,961
QUALCOMM, Inc.	38,400	1,654,272
Qwest Communications International, Inc. (b)	34,823	196,750
Scientific-Atlanta, Inc.	3,500	150,745
Sprint Corp.	68,799	1,607,145
Tellabs, Inc. (b)	11,000	119,900
Univision Communications, Inc. (b)	5,200	152,828
Verizon Communications, Inc.	64,402	1,939,788

		12,595,290

Tire & Rubber (0.1%)
B.F. Goodrich Co. (The)	2,800	115,080
Cooper Tire & Rubber Co. (c)	1,800	27,576
Goodyear Tire & Rubber Co. (b) (c)	4,200	72,996

		215,652

Tobacco (0.1%)
R.J. Reynolds Tobacco, Inc.	2,000	190,660
UST, Inc. (c)	4,000	163,320

		353,980

Trucking (1.0%)
FedEx Corp.	7,000	723,730
Ryder System, Inc. (c)	1,500	61,530
United Parcel Service, Inc., Class B	25,600	1,923,840

		2,709,100

Utilities (2.8%)
AES Corp. (b)	15,800	250,114
Allegheny Energy, Inc. (b)	4,100	129,765

11

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GVIT EQUITY 500 INDEX FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value
COMMON STOCKS (continued)
Utilities (continued)
Ameren Corp.	4,800	$245,952
American Electric Power Co., Inc.	9,260	343,453
Centerpoint Energy, Inc. (c)	6,500	83,525
Cinergy Corp.	4,600	195,316
CMS Energy Corp. (b) (c)	4,900	71,099
Consolidated Edison, Inc. (c)	5,900	273,347
Constellation Energy Group, Inc.	4,200	241,920
Detroit Edison Co. (c)	4,300	185,717
Dominion Resources, Inc.	8,000	617,600
Duke Energy Corp. (c)	21,800	598,410
Edison International	7,400	322,714
Entergy Corp.	4,900	336,385
FirstEnergy Corp.	7,586	371,638
FPL Group, Inc.	9,100	378,196
Nisource, Inc. (c)	6,664	139,011
PG & E Corp. (c)	7,800	289,536
Pinnacle West Capital Corp. (c)	2,400	99,240
PPL Corp.	9,000	264,600
Progress Energy, Inc. (c)	5,926	260,270
Public Service Enterprise Group, Inc.	5,900	383,323
Southern Co.	17,500	604,275
TECO Energy, Inc. (c)	5,100	87,618
TXU Corp.	11,200	562,128
Xcel Energy, Inc. (c)	9,780	180,539

		7,515,691

Waste Management (0.2%)
Allied Waste Industries, Inc. (b) (c)	5,800	50,692
Waste Management, Inc.	13,100	397,584

		448,276

Total Common Stocks		262,492,161

Shares or Principal Amount		Value
CASH EQUIVALENTS (0.4%)
Investments in repurchase agreements (Collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $1,178,844)	$1,178,302	$1,178,302

Total Cash Equivalents		1,178,302

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (5.0%)
Pool of short-term securities for Gartmore Variable Insurance Trust Funds — note 2 (Securities Lending)	13,353,279	13,353,279

Total Short-Term Securities Held as Collateral for Securities Lending		13,353,279

Total Investments (Cost $280,089,909) (a) — 104.3%		277,023,742
Liabilities in excess of other assets — (4.3)%		(11,452,721)

NET ASSETS — 100.0%		$265,571,021

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2005.

At December 31, 2005 the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
41	S&P 500 Emini Futures	03/17/06	$2,572,340	$(45,715)

*	Cash pledged as collateral.

See notes to financial statements.

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GVIT EQUITY 500 INDEX FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $278,911,607)	$275,845,440
Repurchase agreements, at cost and value	1,178,302

Total investments	277,023,742

Cash	1,495
Cash collateral pledged for futures	126,000
Interest and dividends receivable	359,139
Receivable for capital shares issued	514,350
Receivable for investments sold	1,240,995
Receivable from adviser	62,959
Prepaid expenses and other assets	883

Total Assets	279,329,563

Liabilities:
Payable for investments purchased	271,614
Payable for variation margin on futures contracts	10,865
Payable for return of collateral received for securities on loan	13,353,279
Accrued expenses and other payables:
Investment advisory fees	54,834
Fund administration and transfer agent fees	16,072
Administrative servicing fees	11,548
Other	40,330

Total Liabilities	13,758,542

Net Assets	$265,571,021

Represented by:
Capital	$329,728,085
Accumulated net investment income (loss)	21,521
Accumulated net realized gain (losses) from investment and futures transactions	(61,066,703)
Net unrealized appreciation (depreciation) on investments and futures	(3,111,882)

Net Assets	$265,571,021

Net Assets:
Class IV Shares	$265,571,021

Shares outstanding (unlimited number of shares authorized):
Class IV Shares	30,507,614

Net asset value and offering price per share:*
Class IV Shares	$8.71

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$46,126
Dividend income	4,959,430
Income from securities lending	32,922

Total Income	5,038,478

Expenses:
Investment advisory fees	648,206
Fund administration and transfer agent fees	195,384
Administrative servicing fees Class IV Shares	258,334
Printing	65,237
Other	92,047

Total expenses before waived or reimbursed expenses	1,259,208
Expenses waived or reimbursed	(500,657)
Earnings credit (Note 5)	(126)

Total Expenses	758,425

Net Investment Income (Loss)	4,280,053

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	(7,214,142)
Net realized gains (losses) on futures	147,449

Net realized gains (losses) on investment and futures transactions	(7,066,693)
Net change in unrealized appreciation/depreciation on investments and futures	14,675,801

Net realized/unrealized gains (losses) on investments and futures	7,609,108

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,889,161

See notes to financial statements.

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GVIT EQUITY 500 INDEX FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$4,280,053	$4,810,067
Net realized gains (losses) on investment and futures transactions	(7,066,693)	(3,981,096)
Net change in unrealized appreciation/depreciation on investments and futures	14,675,801	27,230,476

Change in net assets resulting from operations	11,889,161	28,059,447

Distributions to Class IV shareholders from:
Net investment income	(4,289,933)	(7,507,988)

Change in net assets from shareholder distributions	(4,289,933)	(7,507,988)

Change in net assets from capital transactions	(28,961,641)	(14,733,002)

Change in net assets	(21,362,413)	5,818,457
Net Assets:
Beginning of period	286,933,434	281,114,977

End of period	$265,571,021	$286,933,434

Accumulated net investment income (loss)	$21,521	$32,556

CAPITAL TRANSACTIONS:
Class IV Capital Transactions:
Proceeds from shares issued	$10,342,944	$12,161,407
Dividends reinvested	4,289,933	7,507,987
Cost of shares redeemed	(43,594,518)	(34,402,396)

	$(28,961,641)	$(14,733,002)

SHARE TRANSACTIONS:
Class IV Share Transactions:
Issued	1,225,443	1,536,379
Reinvested	508,558	939,606
Redeemed	(5,172,768)	(4,333,496)

	(3,438,767)	(1,857,511)

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT Equity 500 Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover
Class IV Shares
Year Ended December 31, 2001	$9.36	0.09	(1.22)	(1.13)	(0.09)	(0.02)	(0.11)	$8.12	(12.24%	)	$324,915	0.28%	1.06%	0.53%	0.81%	6.00%
Year Ended December 31, 2002	$8.12	0.10	(1.89)	(1.79)	(0.09)	—	(0.09)	$6.24	(22.31%	)	$235,961	0.28%	1.32%	0.50%	1.10%	19.00%
Year Ended December 31, 2003(b)	$6.24	0.11	1.63	1.74	(0.13)	—	(0.13)	$7.85	28.33%		$281,115	0.28%	1.51%	0.47%	1.32%	2.41%
Year Ended December 31, 2004	$7.85	0.14	0.68	0.82	(0.22)	—	(0.22)	$8.45	10.59%		$286,933	0.28%	1.74%	0.43%	1.59%	3.10%
Year Ended December 31, 2005	$8.45	0.14	0.26	0.40	(0.14)	—	(0.14)	$8.71	4.75%		$265,571	0.28%	1.58%	0.47%	1.40%	4.29%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	The GVIT Equity 500 Index Fund retained the history of Market Street Equity 500 Index Fund and the existing shares of the fund were designated Class IV Shares.

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the GVIT Equity 500 Index Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$500,000	4.31%	01/03/06
Funding Agreement — GIC	GE Life and Annuity	400,000	4.47%	01/17/06
Master Note — Floating	CDC Financial Product Inc.	3,500,000	4.35%	01/03/06
Medium Term Note — Floating	General Electric Capital Corp.	2,000,228	4.46%	03/08/06
Medium Term Note — Floating	Northern Rock PLC	3,000,000	4.50%	03/09/06
Medium Term Note — Floating	Tango Finance Corp.	999,608	4.39%	01/03/06
Repurchase Agreement	Nomura Securities	2,953,443	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$12,978,944	$13,353,279

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GMF advises. SsgA Funds Management, Inc. (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Investment Advisor Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser*
Up to $1.5 billion	0.24%	0.21%	0.03%
Next $1.5 billion	0.23%	0.21%	0.02%
$3 billion or more	0.22%	0.20%	0.02%

*Sub-Adviser Fee Schedule
Up to $200 million	0.03%
Next $500 million	0.02%
$700 million or more	0.02%

Effective May 1, 2005, GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses from exceeding 0.28% for Class IV shares until at least May 1, 2006.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2005, the cumulative potential reimbursements for the Class IV shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Fiscal Year 2003	Fiscal Year 2004	Fiscal Year 2005
$486,617	$414,515	$500,657

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund and 0.20% of Class IV shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $270,008 in Administrative Services Fees from the Fund.

4. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $11,503,084 and sales of $41,506,543.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan & Chase Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed the bank’s reduce its fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$4,289,933	$—	$4,289,933	$—	$4,289,933
2004	7,507,988	—	7,507,988	—	7,507,988

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$21,521	$—	$21,521	$—	$(37,613,558)	$(26,565,027)	$(64,157,064)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$303,588,769	$59,569,599	$(86,134,626)	$(26,565,027)

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$3,067,169	2010
$6,644,246	2011
$3,471,330	2012
$2,514,913	2013

As of December 31, 2005, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund:

Acquired Fund	Amount	Expires
Market Street Equity 500 Index	$3,873,898	2009
Market Street Equity 500 Index	14,632,742	2010
Market Street Equity 500 Index	159,148	2011
Market Street Equity 500 Index	3,250,112	2013

22

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of GVIT Equity 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GVIT Equity 500 Index Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Van Kampen GVIT Multi Sector Bond Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

20	Statement of Assets and Liabilities

20	Statement of Operations

21	Statements of Changes in Net Assets

22	Financial Highlights

23	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Van Kampen GVIT Multi Sector Bond Fund

For the annual period ended Dec. 31, 2005, the Van Kampen GVIT Multi Sector Bond Fund (Class I at NAV) returned 2.18% versus 1.84% for its composite benchmark, which consists of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup U.S. High Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% J.P. Morgan Emerging Markets Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Bond Funds was 2.03%.

Despite the effects of the Gulf Coast hurricanes, soaring oil prices and intermittent inflationary pressures, the U.S. economy continued to grow. The Federal Reserve Board raised the federal funds target rate eight times during the reporting period, bringing it to 4.25% by year-end. Short- and intermediate-term U.S. Treasury Note yields rose sharply in response to stronger-than-expected economic data and the Fed’s numerous tightening moves. In contrast, 10-year Treasury Note yields experienced little net change on the year, and 30-year Treasury Note yields actually declined by several basis points. Early in the year, the two largest U.S. automakers lost their investment-grade credit ratings. This event significantly affected both the investment-grade and high-yield bond markets, leading to a sharp rise in volatility versus U.S. Treasuries. Within the government sector, U.S. Agency spreads widened slightly during the year, and the sector posted a modest return over U.S. Treasuries. Relative to most other nongovernment subsectors, U.S. Treasuries performed well. U.S. investment-grade corporate bonds underperformed other major bond market sectors during 2005. Emerging-markets debt was the best-performing market subsector, whereas the non-U.S. dollar industrialized-country debt sector underperformed due to currency weakness versus the U.S. dollar.

During the reporting period, the Fund benefited from strong performance in the emerging-markets debt sector as well as overall strong security selection. In addition, the Fund’s investment-grade holdings outperformed the benchmark. As U.S. Treasury yields generally rose during the year, a below-index duration stance served the Fund’s investment-grade stake well. Mortgage-backed and corporate securities also contributed positively to relative Fund performance, outperforming their subsector indexes.

In contrast, the Fund’s exposure to non-U.S. dollar holdings from developed markets detracted from overall performance due to security selection as well as relative currency exposures. The Fund’s high-yield allocation also detracted from overall performance due to security selection.

Looking ahead, the Fund has an above-benchmark allocation (69%) to U.S. investment-grade holdings, with an emphasis on U.S. Treasuries and cash equivalents. In contrast, the Fund is underweighted in mortgage-backed, corporate and Agency holdings. Our view is that the preceding three sectors offer relatively unattractive yield premiums versus U.S. Treasuries. The Fund has benchmark-equivalent weightings to the non-U.S. dollar, developed-market debt sector (12%) and the emerging-markets debt sectors (10%), reflecting our view that, overall, valuations are fair. The Fund is underweighted in the high-yield sector, again based on valuation considerations.

The Fund’s duration* is 0.6 years below the estimated benchmark duration (5.0 years). This duration positioning reflects our view that U.S. Treasury yields, particularly those of short- and intermediate-term bonds, have not yet risen to levels typical for current and expected rates of U.S. economic growth.

Portfolio Managers:

Morgan Stanley Investment Management

Taxable Fixed Income Team

Roberto M. Sella, lead portfolio manager

*	A measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on the bond’s price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the portfolio in the future.

The views and opinions expressed are those of the portfolio management team as of Dec. 31, 2005, and are subject to change, based on market, economic and other conditions.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

Citigroup Broad Investment Grade Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage and investment-grade corporate securities with maturities of one year or more, and generally represents the U.S. bond market.

Citigroup High Yield Market Index: An unmanaged index that reflects the performance of below-investment-grade debt, including

1

Van Kampen GVIT Multi Sector Bond Fund

cash-pay and deferred-interest securities, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of developed government bond markets in 20-plus countries; includes securities with maturities of one year or more that are deemed suitable for global investors, based on quality, size, pricing and currency.

J.P. Morgan Emerging Markets Bond Index: An unmanaged index that reflects the total returns for traded external debt instruments of emerging markets, including external-currency-denominated Brady bonds, loans, eurobonds and U.S. dollar-denominated local markets instruments.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa 19428.

2

Fund Performance	Van Kampen GVIT Multi Sector Bond Fund

Average	Annual Total Return[1]

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	2.18%	6.39%	5.23%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen GVIT Multi Sector Bond Fund, the Van Kampen GVIT Multi Sector Bond Composite Index (the Composite (new))(a), Citigroup U.S. Broad Investment-Grade Bond Index (Citigroup USBIG Index)(b), Citigroup U.S. High Yield Market Index(c), Citigroup World Government Bond Index—unhedged(d), J.P. Morgan Emerging Markets Bond Index (J.P. Morgan EMBI Global)(e), Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Index (old)(f), and Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite (new) index is a combination of Citigroup U.S. Broad Investment-Grade Bond Index (60%), Citigroup U.S. High-Yield Market Index (15%), Citigroup World Government Bond Index—unhedged (15%) and J.P. Morgan Emerging Market Bond Index (10%). Unlike mutual funds, the composite index does not include expenses. If expenses were included, the actual returns would be lower.
(b)	The Citigroup USBIG Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The USBIG Index includes institutionally traded U.S. Treasury, government-sponsored (U.S. agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager.
(c)	The Citigroup U.S. High-Yield Market Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States and Canada.
(d)	The Citigroup World Government Bond Index—unhedged includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
(e)	The J.P. Morgan EMBI Global, which currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.
(f)	The LB U.S. Aggregate Index (old) is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Van Kampen GVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

			Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Van Kampen GVIT Multi Sector Bond Fund
Class I	Actual		$1,000.00	$1,009.00	$5.22	1.03%
	Hypothetical	[1]	$1,000.00	$1,019.81	$5.26	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Van Kampen GVIT Multi Sector Bond Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	39.9%
Cash Equivalents	36.1%
Sovereign Bonds	13.5%
Mortgage Backed Obligations	10.6%
U.S. Government Agencies	5.4%
Interest Only Bonds	0.5%
Warrants	0.0%
Other Investments*	12.3%
Liabilities in excess of other assets**	-18.3%

100.0%

Top Holdings***
U.S. Treasury Notes, 3.50%, 11/15/06	5.8%
U.S. Treasury Notes, 6.13%, 08/15/29	4.9%
Federal Home Loan Bank Discount Notes, 0.00%, 01/30/06	3.6%
Federal National Mortgage Association, Pool # 844517, 7.00%, 12/01/35	3.2%
U.S. Treasury Notes, 4.25%, 11/15/13	2.7%
U.S. Treasury Notes, 3.88%, 02/15/13	2.5%
Bundes Republic of Deutschland, 5.63%, 01/04/28	2.3%
U.S. Treasury Notes, 4.25%, 08/15/13	2.1%
Federal National Mortgage Association, TBA, 6.00%, 01/15/36	2.1%
Federal Home Loan Bank Discount Notes, 0.00%, 01/06/06	1.9%
Other Holdings	68.9%

100.0%

Top Industries
U.S. Treasury Notes	25.0%
Financial Services	15.1%
Federal National Mortgage Association	14.2%
Asset-Backed Securities	6.3%
Federal Home Loan Bank Discount Notes	5.5%
Oil & Gas	2.4%
Federal Home Loan Mortgage Corporation	1.7%
Telecommunications	1.6%
Federal National Mortgage Association Discount Notes	1.5%
Insurance	1.3%
Other Industries	25.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005

	Principal Amount	Value

CORPORATE BONDS (39.9%)
Advertising (0.1%)
WPP Finance (UK) Corp., 5.88%, 06/15/14	$190,000	$192,832
WPP Group, PLC, 6.00%, 06/18/08	120,000	150,763

		343,595

Aerospace & Defense (0.2%)
Northrop Grumman Corp., 4.08%, 11/16/06	115,000	114,112
Raytheon Co., 8.30%, 03/01/10	120,000	134,411
Systems 2001 Asset Trust, 6.66%, 09/15/13 (c)	285,658	303,983

		552,506

Asset Backed Securities (6.3%)
Aegis Asset Backed Securities Trust, 4.49%, 10/25/35	1,431,936	1,432,148
Asset Backed Funding Certificates, 4.46%, 01/25/35	466,345	466,418
Banc of America Funding Corp., 4.72%, 09/20/35	640,791	640,235
Bear Stearns Asset Backed, Inc., 4.50%, 08/25/35	841,083	841,174
Capital Auto Receivables Asset Trust, 4.43%, 04/15/08	1,250,000	1,250,565
Credit Based Asset Servicing and Securities, 4.48%, 08/25/35	1,050,788	1,050,781
Credit Based Asset Servicing and Securities, 4.49%, 08/25/35	1,097,351	1,097,439
First Franklin Mortgage Loan Asset Backed Certificates, 4.48%, 07/25/35	1,129,364	1,129,521
GSAMP Trust, 4.47%, 04/25/35	442,461	442,548
GSAMP Trust, 4.47%, 06/25/35	728,416	728,500
GSAMP Trust, 4.50%, 08/01/35	1,504,607	1,504,818
Master Asset Backed Securities Trust, 4.47%, 03/25/35	512,501	512,598

	Principal Amount	Value

CORPORATE BONDS (continued)
Asset Backed Securities (continued)
MBNA Master Credit Card Trust, 4.57%, 09/15/09	$1,675,000	$1,679,134
Structured Asset Investment Loan Trust, 4.47%, 06/25/35	709,248	709,284
Structured Asset Investment Loan Trust, 4.48%, 07/25/35	1,352,667	1,352,556
Structured Asset Investment Loan Trust, 4.72%, 11/25/33	425,586	426,379
Structured Asset Securities Corp., 4.46%, 05/25/35	1,008,968	1,008,499

		16,272,597

Auto Parts & Equipment (0.2%)
Lear Corp., 8.11%, 05/15/09 (g)	295,000	274,558
TRW Automotive, Inc. Series B, 9.38%, 02/15/13	236,000	255,470

		530,028

Automotive (1.1%)
Daimler Chrysler NA Holdings, 8.50%, 01/18/31	180,000	217,803
General Motors Corp., 8.38%, 07/05/33	180,000	141,625
General Motors Corp., 8.38%, 07/15/33 (g)	3,090,000	2,039,399
Sonic Automotive Inc., Series B, 8.63%, 08/15/13	445,000	430,538

		2,829,365

Banking (1.1%)
Banco ABN AMRO Real SA, 0.00%, 07/21/06 (c)	260,000	281,580
Banco ABN AMRO Real SA, 15.86%, 12/13/07 (c)	650,000	653,900
Bank One Corp., 6.00%, 02/17/09	95,000	97,304
Chase Manhattan Corp., 7.00%, 11/15/09	240,000	256,755
Deutsche Bank AG, 5.13%, 01/31/13	80,000	103,788
JP Morgan Chase & Co., 5.35%, 03/01/07	140,000	140,549
KFW International Finance, 2.05%, 09/21/09 (JPY)	94,000,000	838,744
Marshall & Ilsley Bank, 3.80%, 02/08/08	605,000	593,580

		2,966,200

6

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

CORPORATE BONDS (continued)
Brewery (0.1%)
FBG Finance Ltd., 5.13%, 06/15/15 (c)	$250,000	$243,229

Broadcast Media (0.1%)
Lin Television Corp., 6.50%, 05/15/13 (c)	200,000	191,750
Salem Communications Holding Corp., 9.00%, 07/01/11	184,000	193,890

		385,640

Business Services (0.2%)
Adecco Financial Services, 6.00%, 03/15/06	100,000	119,021
Iron Mountain, Inc., 8.63%, 04/01/13 (g)	195,000	203,287
Iron Mountain, Inc., 7.75%, 01/15/15	180,000	181,350

		503,658

Cable (0.8%)
Cablevision Systems Corp., 8.72%, 04/01/09	290,000	292,900
CCH I LLC, 11.00%, 10/01/15 (c) (g)	210,000	176,400
Comcast Cable Communication, Inc., 6.75%, 01/30/11	300,000	317,642
Cox Communications, Inc., 4.63%, 01/15/10	175,000	169,409
Echostar DBS Corp., 6.38%, 10/01/11 (g)	325,000	312,813
Echostar DBS Corp., 6.63%, 10/01/14	70,000	67,113
General Cable Corp., 9.50%, 11/15/10	100,000	106,000
Kabel Deutschland GMBH, 10.63%, 07/01/14 (c)	330,000	347,325
Renaissance Media Group, 10.00%, 04/15/08	120,000	120,150
TCI Communications, Inc., 7.88%, 02/15/26	90,000	103,880

		2,013,632

Chemicals & Plastics (0.7%)
Equistar Chemical, 10.13%, 09/01/08	330,000	358,050
Huntsman Corp., 10.13%, 07/01/09 (g)	195,000	201,338

	Principal Amount	Value

CORPORATE BONDS (continued)
Chemicals & Plastics (continued)
ICI Wilmington, 4.38%, 12/01/08	$115,000	$112,062
Innophos, Inc., 8.88%, 08/15/14 (c)	320,000	322,400
ISP, Inc., 10.63%, 12/15/09 (g)	350,000	367,499
JohnsonDiversey, Inc., 9.63%, 05/15/12 (g)	180,000	180,900
Nalco Co., 7.75%, 11/15/11 (g)	165,000	169,538
Rhodia SA, 8.88%, 06/01/11	125,000	128,125

		1,839,912

Computer Services (0.1%)
Sungard Data Systems, Inc., 8.52%, 08/15/13 (c)	50,000	51,750
Sungard Data Systems, Inc., 9.13%, 08/15/13 (c) (g)	150,000	155,250

		207,000

Construction & Building Materials (0.3%)
Associated Materials, Inc., 0.00%, 03/01/14	365,000	178,850
Goodman Global Holdings, 7.49%, 06/15/12 (c)	70,000	69,300
Goodman Global Holdings, 7.88%, 12/15/12 (c) (g)	125,000	116,250
Technical Olympic USA, Inc., 9.00%, 07/01/10	200,000	202,250
Technical Olympic USA, Inc., 10.38%, 07/01/12 (g)	100,000	98,375

		665,025

Consumer Products (0.2%)
Clorox Co., 4.61%, 12/14/07	210,000	210,377
Spectrum Brands, Inc., 7.38%, 02/01/15 (g)	410,000	342,350

		552,727

Distribution & Wholesale (0.1%)
Nebraska Book Co., 8.63%, 03/15/12	165,000	151,800

Diversified (0.0%)
Murrin Murrin Holdings, 0.00%, 08/31/07 (f) (h)	125,000	0
Tyco International Group SA, 6.13%, 04/04/07	40,000	48,934

		48,934

7

GARTMORE VARIABLE INSURANCE TRUST

VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

CORPORATE BONDS (continued)
Drugs (0.1%)
Amerisourcebergen Corp., 5.63%, 09/15/12 (c)	$120,000	$120,000
Warner Chilcott Corp., 8.75%, 02/01/15 (c)	210,000	193,200

		313,200

Entertainment (0.2%)
Isle of Capri Casinos, 7.00%, 03/01/14 (g)	490,000	477,750

Environmental Controls (0.2%)
Waste Management, Inc., 7.13%, 10/01/07	450,000	465,046

Financial Services (15.1%)
AIG SunAmerica Global Finance, 6.30%, 05/10/11 (c)	395,000	419,631
Altria Finance Ltd., 5.63%, 06/24/08	90,000	111,934
American General Finance Corp., 4.63%, 05/15/09	95,000	94,046
American Home Mortgage Investment Trust, 4.73%, 04/25/44	985,754	986,321
Ameriquest Mortgage Securities, 4.52%, 07/25/35	1,050,000	1,050,181
AXA Financial, Inc., 7.75%, 08/01/10	460,000	509,357
Capital Auto Receivables Asset Trust, 4.45%, 01/15/08	1,400,000	1,400,753
Carrington Mortgage Loan Trust, 4.46%, 06/25/35	642,790	642,787
Carrington Mortgage Loan Trust, 4.53%, 09/25/35	1,138,690	1,138,780
Carrington Mortgage Loan Trust, 4.50%, 10/25/35	1,541,794	1,542,027
Caterpillar Financial Services Corp., 4.44%, 08/20/07 (g)	220,000	220,377
Caterpillar Financial Services Corp., 3.63%, 11/15/07	75,000	73,351
CIT Group, Inc., 7.38%, 04/02/07	120,000	123,495
Citigroup Mortgage Loan Trust, Inc., 4.47%, 05/25/35	1,123,747	1,123,990
Citigroup, Inc., 6.00%, 02/21/12	285,000	299,120

	Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Citigroup, Inc., 6.63%, 06/15/32	$50,000	$56,499
Countrywide Alternative Loan Trust, 4.66%, 10/25/35	1,023,402	1,023,438
Countrywide Alternative Loan Trust, 1.17%, 11/20/35	11,900,000	383,031
Countrywide Alternative Loan Trust, 4.63%, 11/20/35	1,217,489	1,216,074
Countrywide Alternative Loan Trust, 1.79%, 12/20/35	10,600,000	538,282
Countrywide Alternative Loan, 0.82%, 01/25/36	7,800,000	442,406
Countrywide Alternative Loan Trust, 4.48%, 05/25/36	1,325,000	1,325,000
Countrywide Home Loans, Inc., 3.25%, 05/21/08	220,000	211,260
Equifirst Mortgage Loan Trust, 4.44%, 04/25/35	670,523	670,616
Farmers Exchange Capital, 7.05%, 07/15/28 (c)	285,000	301,446
GE Capital Credit Card Master Note Trust, 4.42%, 06/15/10	1,350,000	1,350,804
General Electric Capital Corp., 4.25%, 12/01/10	100,000	97,611
General Motors Acceptance Corp., 6.88%, 09/15/11	855,000	779,713
Harborview Mortgage Loan Trust, 1.46%, 05/19/35	14,111,391	378,141
Harborview Mortgage Loan Trust, 4.75%, 09/19/35	1,110,128	1,110,001
Harborview Mortgage Loan Trust, 4.66%, 07/19/45	752,611	752,944
Household Finance Corp., 6.50%, 05/05/09	140,000	182,219
John Hancock Global Funding, 7.90%, 07/02/10 (c)	155,000	174,302
JSG Funding, PLC, 10.13%, 10/01/12	80,000	101,325
Mantis Reef, Ltd., 4.69%, 11/14/08 (c)	425,000	417,574
MBNA Corp., 4.72%, 05/05/08	460,000	463,338
MBNA Credit Card Master Note Trust, 4.49%, 08/16/10	1,750,000	1,754,276

8

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VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Merrill Lynch Mortgage Investors, Inc., 4.39%, 04/25/08	$2,225,000	$2,225,163
Merrill Lynch Mortgage Investors, Inc., 4.58%, 06/25/35	578,356	578,435
Merrill Lynch Mortgage Investors, Inc., 4.50%, 07/25/35	1,405,892	1,405,139
Novastar Home Equity Loan, 4.50%, 06/25/35	1,394,322	1,394,628
Option One Morgage Loan Trust, 4.68%, 11/25/34	1,197,325	1,198,628
Park Place Securities, Inc., 4.46%, 06/25/35	748,012	747,870
Prudential Holdings, LLC, 7.25%, 12/18/23 (c)	150,000	179,340
Residential Capital Corp., 6.38%, 06/30/10	460,000	467,413
Saxon Asset Securities Trust, 4.47%, 10/25/35	991,360	991,510
Terwin Mortgage Trust, 4.50%, 07/25/35 (c)	847,323	847,393
Wachovia Morgage Loan Trust, LLC, 4.49%, 10/25/35	1,137,571	1,137,644
Washington Mutual, Inc., 4.67%, 08/25/45	897,909	898,104
Washington Mutual, Inc., 4.62%, 10/25/45	1,025,000	1,025,000
Washington Mutual, Inc., 4.64%, 10/25/45	1,501,065	1,500,338
Washington Mutual, Inc., 4.63%, 11/25/45	1,106,708	1,107,025

		39,170,080

Food Products & Services (0.4%)
Conagra Foods, Inc., 7.00%, 10/01/28	100,000	108,641
Kroger Co., 7.50%, 04/01/31	290,000	323,749
Michael Foods, 8.00%, 11/15/13	120,000	123,000
Pilgrim’s Pride Corp., 9.63%, 09/15/11 (g)	170,000	181,050
Pilgrim’s Pride Corp., 9.25%, 11/15/13	95,000	101,413

	Principal Amount	Value

CORPORATE BONDS (continued)
Food Products & Services (continued)
Smithfield Foods, Inc., 8.00%, 10/15/09 (g)	$90,000	$94,950

		932,803

Forestry (0.0%)
Tembec Industries, Inc., 8.50%, 02/01/11 (g)	225,000	124,875

Health Care & Health Care Services (0.3%)
HCA, Inc., 6.30%, 10/01/12	300,000	301,498
HCA, Inc., 7.58%, 09/15/25	175,000	178,284
Health Net, Inc., 9.88%, 04/15/11	295,000	343,173
National Nephrology Association, 9.00%, 11/01/11 (c)	40,000	44,300

		867,255

Hotels & Casinos (0.5%)
HMH Properties, Inc., Series B, 7.88%, 08/01/08	63,000	63,709
Host Marriott LP, 7.13%, 11/01/13	80,000	83,200
Host Marriott LP, 6.38%, 03/15/15 (g)	235,000	234,413
Hyatt Equities, LLC, 6.88%, 06/15/07 (c)	130,000	132,636
MGM Mirage, Inc., 6.00%, 10/01/09	300,000	298,125
Starwood Hotels & Resorts, 7.38%, 05/01/07	150,000	153,000
Station Casinos, Inc., 6.00%, 04/01/12 (g)	340,000	339,149

		1,304,232

Insurance (1.3%)
Farmers Insurance Exchange, 8.63%, 05/01/24 (c)	250,000	303,445
Hartford Financial Services Group, 2.38%, 06/01/06	40,000	39,612
Marsh & McLennan Cos., Inc., 5.88%, 08/01/33	660,000	631,792
Munich Re Finance BV, 6.75%, 06/21/23	130,000	179,754
Specialty Underwriting & Residential Finance, 4.48%, 12/25/35	591,048	591,092

9

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VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Specialty Underwriting & Residential Finance, 4.50%, 06/25/36	$1,424,540	$1,424,644
St. Paul Travelers, 5.01%, 08/16/07	240,000	239,886

		3,410,225

Internet (0.0%)
Exodus Communications, Inc., 0.00%, 07/15/10 (b) (f)	124,552	0
Rhythms Netconnections, 0.00%, 02/15/10 (b) (f)	366,692	0

		0

Machinery, Construction & Mining (0.1%)
Manitowoc Co., Inc., 10.50%, 08/01/12	214,000	237,540

Manufacturing (0.4%)
Interface, Inc., 7.30%, 04/01/08	55,000	55,550
Interface, Inc., 10.38%, 02/01/10	60,000	64,950
Interface, Inc., 9.50%, 02/01/14 (g)	225,000	223,875
Koppers, Inc., 9.88%, 10/15/13	70,000	75,950
Levi Strauss & Co., 8.80%, 04/01/12 (g)	190,000	191,425
NMHG Holding Co., 10.00%, 05/15/09	330,000	351,450
Propex Fabrics, Inc., 10.00%, 12/01/12	215,000	191,888

		1,155,088

Medical (0.2%)
Fresenius Medical Cap TR II, 7.88%, 02/01/08	350,000	361,375
Tenet Healthcare Corp., 9.88%, 07/01/14	100,000	101,250

		462,625

Oil & Gas (2.4%)
Colorado Interstate Gas, 6.80%, 11/15/15 (c)	150,000	153,266
Consumers Energy Co., 4.80%, 02/17/09	210,000	207,262

	Principal Amount	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Cooper Industries, Inc., 5.25%, 11/15/12 (c)	$130,000	$130,751
El Paso Production Holdings, 7.75%, 06/01/13 (g)	265,000	274,938
Empresa Nacional del Petroleo, 6.75%, 11/15/12 (c)	230,000	247,641
Empresa Nacional del Petroleo, 6.75%, 11/15/12	180,000	194,022
Entergy Gulf States, 5.21%, 12/08/08 (c)	270,000	269,941
Gazprom Capital, 8.63%, 04/28/34	390,000	492,375
Hanover Equipment Trust, Series A, 8.50%, 09/01/08 (g)	126,000	130,568
Hilcorp Energy, 10.50%, 09/01/10 (c)	153,000	169,448
Hilcorp Energy 144A, 7.75%, 11/01/15 (c) (g)	125,000	127,188
Husky Oil Ltd., 8.90%, 08/15/28	525,000	563,108
Magnum Hunter Resources, 9.60%, 03/15/12	29,000	31,465
Pemex Project Funding Master Trust, 6.63%, 04/04/10	250,000	329,098
Pemex Project Funding Master Trust, 5.79%, 06/15/10 (c)	570,000	589,949
Pemex Project Funding Master Trust, 8.63%, 12/01/23 (c)	250,000	307,250
Pemex Project Funding Master Trust, 9.50%, 09/15/27	30,000	39,525
Pemex Project Funding Master Trust, 9.50%, 09/15/27	110,000	144,925
Petro Shopping Centre, 9.00%, 02/15/12	320,000	321,600
Petroleos Mexicanos, 9.50%, 09/15/27 (c)	580,000	772,849
Pogo Producing Co., 6.88%, 10/01/17 (c)	210,000	204,750
RAS Laffan Liquid Natural Gas, 8.29%, 03/15/14 (c)	220,000	253,691

10

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Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Sempra Energy, 4.62%, 05/17/07	$155,000	$153,902

		6,109,512

Packaging & Containers (0.4%)
Graham Packaging Co., 8.50%, 10/15/12	155,000	152,675
Graphic Packaging International, 9.50%, 08/15/13	165,000	157,575
Huntsman Packaging Corp., 13.00%, 06/01/10	170,000	33,150
Owens-Illinois, Inc., 7.50%, 05/15/10 (g)	175,000	177,625
Pliant Corp., 11.13%, 09/01/09 (g)	45,000	40,050
Sealed Air Corp., 5.63%, 07/15/13 (c)	390,000	387,136

		948,211

Paper & Forest Products (0.8%)
Abitibi-Consolidated, Inc., 8.55%, 08/01/10 (g)	310,000	313,875
Abitibi-Consolidated, Inc., 8.85%, 08/01/30	125,000	106,875
Bowater, Inc., 7.95%, 11/15/11	380,000	368,599
Pindo Deli Finance BV, 4.68%, 04/28/15 (c)	171,871	142,653
Pindo Deli Finance BV, 4.68%, 04/28/18 (c)	446,898	259,201
Pindo Deli Finance BV, 0.00%, 04/28/27 (c)	901,231	225,308
Tjiwi Kimia Finance BV, 4.68%, 04/28/15	238,358	206,180
Tjiwi Kimia International BV, 5.25%, 04/28/15 (c)	231,842	200,543
Tjiwi Kimia International BV, 5.25%, 04/28/18 (c)	183,062	123,567
Tjiwi Kimia International BV, 0.00%, 04/28/27 (c)	473,111	127,740

		2,074,541

Photographic Equipment & Supplies (0.2%)
Eastman Kodak Co., 7.25%, 11/15/13	530,000	506,582

	Principal Amount	Value

CORPORATE BONDS (continued)
Pipelines (0.5%)
Consolidated Natural Gas, 5.00%, 12/01/14	$230,000	$223,140
Dynegy Holdings, Inc., 9.88%, 07/15/10 (c)	450,000	493,312
Pacific Energy Partners, 7.13%, 06/15/14	150,000	154,500
Panhandle Eastern Pipelines Series B, 2.75%, 03/15/07	85,000	82,653
Texas Eastern Transmission, 7.00%, 07/15/32	130,000	151,581
The Williams Cos., Inc., 7.88%, 09/01/21 (g)	255,000	276,038

		1,381,224

Printing & Publishing (0.3%)
Dex Media West/Finance Series B, 9.88%, 08/15/13	75,000	83,250
Houghton Mifflin Co., 8.25%, 02/01/11	40,000	41,300
Houghton Mifflin Co., 9.88%, 02/01/13	170,000	181,687
Knight-Ridder, Inc., 5.75%, 09/01/17	140,000	118,744
Primedia, Inc., 8.88%, 05/15/11	255,000	235,237
VNU NV, 6.63%, 05/30/07	100,000	123,027

		783,245

Real Estate (0.5%)
Brascan Corp., 7.13%, 06/15/12 (g)	250,000	272,547
EOP Operating, LP, 4.75%, 03/15/14	280,000	264,597
Reckson Operating Partnership, 5.15%, 01/15/11	110,000	108,518
World Financial, 6.91%, 09/01/13 (c)	565,880	594,370

		1,240,032

Research & Testing Services (0.0%)
Geophysique, 7.50%, 05/15/15	40,000	41,400

11

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VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

CORPORATE BONDS (continued)
Retail (0.5%)
Brown Shoe Co., Inc., 8.75%, 05/01/12	$140,000	$146,300
Delhaize America, Inc., 8.13%, 04/15/11	215,000	234,364
General Nuitrition Center, 8.50%, 12/01/10 (g)	105,000	90,300
JC Penney Co., Inc., 7.40%, 04/01/37	195,000	217,857
Jean Coutu Group PJC, Inc., 7.63%, 08/01/12	60,000	59,100
Jean Coutu Group PJC, Inc., 8.50%, 08/01/14 (g)	175,000	160,125
Limited Brands, 6.95%, 03/01/33	150,000	151,819
Rayovac Corp., 8.50%, 10/01/13 (g)	70,000	61,075
Rite Aid Corp., 8.13%, 05/01/10	55,000	55,963
Safeway, Inc., 7.25%, 02/01/31 (g)	85,000	91,722

		1,268,625

Special Purpose Entity (0.4%)
Aries Vermogenswaltung, 9.60%, 10/25/14	500,000	645,650
Innophos Investments, 12.34%, 02/15/15 (c)	4,263	4,013
K&F Acquisition, Inc., 7.75%, 11/15/14 (g)	370,000	373,700
Medcath Holdings Corp., 9.88%, 07/15/12	105,000	110,775

		1,134,138

Telecommunications (1.6%)
American Tower Corp., 7.50%, 05/01/12 (g)	275,000	287,375
American Tower Corp., 7.13%, 10/15/12 (g)	100,000	103,000
AT&T Corp., 7.75%, 11/21/06	100,000	121,388
AT&T Corp., 9.75%, 11/15/31	295,000	370,556
Axtel SA, 11.00%, 12/15/13 (g)	285,000	322,049
Corning, Inc., 6.25%, 02/18/10	60,000	76,704

	Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Deutsche Telekom, 8.25%, 06/15/30	$40,000	$50,875
Deutsche Telekom International Finance, 8.13%, 05/29/12	160,000	236,032
France Telecom, 8.50%, 03/01/31	115,000	153,440
France Telecom SA, 8.13%, 01/28/33	90,000	158,255
Intelsat Bermuda Ltd., 8.70%, 01/15/12 (c)	190,000	193,088
Nextlink Communications, Inc., 0.00%, 06/01/09 (f)	350,000	0
Nextlink Communications, Inc., 0.00%, 06/01/09 (f)	500,000	0
Nortel Networks Corp., 4.25%, 09/01/08	190,000	178,125
Nortel Networks Ltd., 6.13%, 02/15/06	215,000	215,000
Qwest Communications International, 7.84%, 02/15/09	225,000	228,094
Qwest Corp., 5.63%, 11/15/08	45,000	44,550
Rural Cellular Corp., 8.99%, 03/15/10	150,000	154,125
Satelites Mexicanos SA de CV, 10.13%, 11/01/04	70,000	33,250
SBA Communications Corp., 8.50%, 12/01/12 (g)	114,000	126,540
SBA Telecommunications, 9.75%, 12/15/11 (g)	215,000	199,413
SBC Communications, Inc., 6.15%, 09/15/34	140,000	140,625
Sprint Capital Corp., 8.38%, 03/15/12	150,000	173,844
Sprint Capital Corp., 8.75%, 03/15/32	40,000	53,083
Telecom Italia Capital, 4.00%, 11/15/08	110,000	106,677
Telecom Italia Capital, 4.00%, 01/15/10	195,000	185,727
Ubiquitel Operating Co., 9.88%, 03/01/11	220,000	243,650

12

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Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon New England, 6.50%, 09/15/11	$10,000	$10,258

		4,165,723

Textiles (0.1%)
Mohawk Industries, Inc., Series D, 7.20%, 04/15/12	125,000	137,768
Tempur-Pedic, Inc., 10.25%, 08/15/10	71,000	76,769

.		214,537

Tobacco (0.1%)
RJ Reynolds Tobacco Holdings, 6.50%, 07/15/10 (c) (g)	200,000	199,000

Transportation Services (0.4%)
Burlington North Santa Fe, 4.58%, 01/15/21	96,418	93,371
CHC Helicopter Corp., 7.38%, 05/01/14	220,000	222,474
Fedex Corp, 2.65%, 04/01/07	110,000	106,999
Norfolk Southern Corp., 7.35%, 05/15/07	115,000	118,674
Union Pacific Corp., 6.79%, 11/09/07	100,000	103,218
Union Pacific Corp., 6.63%, 02/01/08	180,000	185,902
Union Pacific Corp., 6.65%, 01/15/11	130,000	138,475

		969,113

Utilities & Power Producers (1.3%)
AES Corp., 9.38%, 09/15/10	53,000	57,903
AES Corp., 7.75%, 03/01/14 (c) (g)	95,000	99,631
AES Corp., 9.00%, 05/15/15 (c)	305,000	333,974
Arizona Public Service Co., 5.80%, 06/30/14	250,000	257,660
CC Funding Trust I, 6.90%, 02/16/07	305,000	310,866
Cincinnati Gas & Electric Co., 5.70%, 09/15/12	65,000	66,716

	Principal Amount	Value

CORPORATE BONDS (continued)
Utilities & Power Producers (continued)
Detroit Edison Co., 6.13%, 10/01/10	$85,000	$88,666
Entergy Gulf States, 3.60%, 06/01/08	65,000	62,505
Entergy Gulf States, 4.81%, 12/01/09	105,000	102,432
Exelon Corp., 6.75%, 05/01/11	260,000	276,801
Foundation PA Coal Co., 7.25%, 08/01/14 (g)	50,000	51,688
Monongahela Power Co., 5.00%, 10/01/06	170,000	169,914
MSW Energy Holdings, 7.38%, 09/01/10	185,000	190,088
MSW Energy Holdings, 8.50%, 09/01/10	45,000	47,925
National Grid Transco, PLC, 5.00%, 07/02/18	110,000	140,269
NiSource Finance Corp., 4.95%, 11/23/09	120,000	120,376
Pacific Gas & Electric, 6.05%, 03/01/34	160,000	165,593
PSEG Energy Holdings, 7.75%, 04/16/07	220,000	227,700
RWE Finance BV, 5.50%, 10/26/07	9,000	11,110
TXU Corp., 4.81%, 11/17/14	300,000	296,012
TXU Corp. Series J, 6.38%, 06/15/06	65,000	65,331
Wisconsin Electric Power Co., 3.50%, 12/01/07	110,000	107,110

		3,250,270

Total Corporate Bonds		103,312,720

SOVEREIGN BONDS (13.5%)
Argentina (0.3%)
Republic of Argentina, 5.83%, 12/31/33	1,400,000	541,100
Republic of Argentina, 8.28%, 12/31/33	43,809	36,725
Republic of Argentina, 0.00%, 04/10/49 (f)	390,000	156,000

		733,825

13

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VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

SOVEREIGN BONDS (continued)
Brazil (1.4%)
Federal Republic of Brazil, 14.50%, 10/15/09	$520,000	$666,900
Federal Republic of Brazil, 10.50%, 07/14/14	180,000	220,590
Federal Republic of Brazil, 8.00%, 01/15/18	546,000	589,134
Federal Republic of Brazil, 8.88%, 10/14/19	956,000	1,071,198
Federal Republic of Brazil, 5.19%, 04/15/24	450,000	438,210
Federal Republic of Brazil, 6.00%, 04/15/24	200,000	192,792
Federal Republic of Brazil, 8.88%, 04/15/24	470,000	524,050

		3,702,874

Bulgaria (0.1%)
Republic of Bulgaria, 8.25%, 01/15/15 (c)	99,000	119,295
Republic of Bulgaria, 8.25%, 01/15/15	210,000	253,596

		372,891

Canada (0.3%)
Canadian Govt., 5.25%, 06/01/12	700,000	647,093

Columbia (0.2%)
Republic of Columbia, 9.75%, 04/09/11	139,404	156,829
Republic of Columbia, 8.25%, 12/22/14	80,000	88,800
Republic of Columbia, 11.75%, 02/25/20	90,000	124,425
Republic of Columbia, 8.13%, 05/21/24	170,000	183,600
Republic of Columbia, 10.38%, 01/28/33	70,000	92,225

		645,879

Germany (2.3%)
Bundes Republic of Deutschland, 5.63%, 01/04/28	3,820,000	5,913,302

	Principal Amount	Value

SOVEREIGN BONDS (continued)
Italy (0.1%)
Buoni Poliennali Del Tesson, 5.25%, 11/01/29	$120,000	$172,946

Ivory Coast (0.0%)
Ivory Coast, 0.00%, 03/29/18 (f)	285,000	59,850

Japan (0.2%)
Japanese Government, 0.80%, 03/20/13 (JPY)	50,000,000	412,395

Malaysia (0.3%)
Malaysia, 8.75%, 06/01/09	580,000	647,925
Malaysia, 7.50%, 07/15/11	40,000	44,830

		692,755

Mexico (1.2%)
United Mexican States, 10.38%, 02/17/09	520,000	598,520
United Mexican States, 8.38%, 01/14/11	1,130,000	1,288,200
United Mexican States, 6.38%, 01/16/13	270,000	286,875
United Mexican States, 8.13%, 12/30/19	380,000	466,450
United Mexican States, 11.50%, 05/15/26	58,000	94,830
United Mexican States, 8.30%, 08/15/31	240,000	308,400

		3,043,275

Nigeria (0.2%)
Central Bank Of Nigeria, 6.25%, 11/15/20	500,000	497,500

Panama (0.2%)
Republic of Panama, 9.63%, 02/08/11	90,000	105,165
Republic of Panama, 7.13%, 01/29/26	220,000	222,750
Republic of Panama, 9.38%, 04/01/29	140,000	176,050

		503,965

14

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Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

SOVEREIGN BONDS (continued)
Peru (0.3%)
Republic of Peru, 9.88%, 02/06/15	$145,000	$174,000
Republic of Peru, 8.38%, 05/03/16	180,000	197,550
Republic of Peru, 7.84%, 08/12/20	940,000	264,328
Republic of Peru, 8.75%, 11/21/33	190,000	213,750

		849,628

Philippines (1.1%)
Republic of Philippines, 8.88%, 03/17/15	1,210,000	1,338,563
Republic of Philippines, 10.63%, 03/16/25	270,000	342,900
Republic of Philippines, 9.50%, 02/02/30	920,000	1,081,000

		2,762,463

Qatar (0.1%)
State of Qatar, 9.75%, 06/15/30	170,000	259,301

Russia (1.7%)
Russian Federation, 8.25%, 03/31/10	720,000	766,368
Russian Federation, 11.00%, 07/24/18	811,000	1,200,361
Russian Federation, 12.75%, 06/24/28	960,000	1,760,832
Russian Federation, 5.00%, 03/31/30	351,948	397,314

		4,124,875

Spain (1.3%)
Bonos Y Oblig Del Estado, 5.15%, 07/30/09	2,250,000	2,856,326
Bonos Y Oblig Del Estado, 6.15%, 01/31/13	330,000	462,426

		3,318,752

Sweden (0.2%)
Swedish Government, 5.00%, 01/28/09	4,500,000	600,329

	Principal Amount	Value

SOVEREIGN BONDS (continued)
Tunisia (0.0%)
Banque Cent De Tunisie, 7.38%, 04/25/12	$110,000	$122,375

Turkey (0.6%)
Republic of Turkey, 0.00%, 02/23/06 (c)	280,000	435,168
Republic of Turkey, 0.00%, 02/23/06 (c)	19,000	28,518
Republic of Turkey, 11.50%, 01/23/12	300,000	380,625
Republic of Turkey, 11.00%, 01/14/13	540,000	685,124

		1,529,435

United Kingdom (0.8%)
United Kingdom Treasury, 7.25%, 12/07/07	1,200,000	2,180,336

Venezuela (0.6%)
Republic of Venezuela, 10.75%, 09/19/13	240,000	295,200
Republic of Venezuela, 8.50%, 10/08/14	270,000	297,000
Republic of Venezuela, 9.38%, 01/13/34	912,000	1,080,720

		1,672,920

Total Sovereign Bonds		34,818,964

MORTGAGE BACKED OBLIGATIONS (10.6%)
Federal Home Loan Mortgage Corporation (0.5%)
Gold, Pool # C00712, 6.50%, 02/01/29	41,605	42,812
Gold, Pool # C01104, 8.00%, 12/01/30	53,033	56,561
Gold, Pool # C01132, 8.00%, 01/01/31	51,309	54,723
Gold, Pool # C01150, 8.00%, 02/01/31	40,929	43,651
Gold, Pool # C29808, 8.00%, 08/01/29	28,559	30,467
Gold, Pool # C37329, 8.00%, 03/01/30	3,295	3,514
Gold, Pool # C39060, 8.00%, 06/01/30	2,515	2,682

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VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

MORTGAGE BACKED OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation (continued)
Gold, Pool # C41333, 7.50%, 08/01/30	$25,925	$27,213
Gold, Pool # C41531, 8.00%, 08/01/30	17,930	19,122
Gold, Pool # C42327, 8.00%, 09/01/30	2,541	2,710
Gold, Pool # C44964, 7.50%, 11/01/30	71,703	75,264
Gold, Pool # C46763, 8.00%, 01/01/31	4,734	5,051
Gold, Pool # C46946, 8.00%, 01/01/31	16,322	17,408
Gold, Pool # C48997, 8.00%, 03/01/31	91,241	97,311
Gold, Pool # C49587, 8.00%, 03/01/31	41,963	44,739
Gold, Pool # C50477, 8.00%, 04/01/31	35,369	37,708
Gold, Pool # C53381, 8.00%, 06/01/31	6,520	6,954
Gold, Pool # C53597, 8.00%, 06/01/31	154,821	165,059
Gold, Pool # C53657, 8.00%, 06/01/31	43,156	46,010
Gold, Pool # C60019, 7.50%, 11/01/31	12,536	13,157
Gold, Pool # C67851, 7.50%, 06/01/32	220,804	231,716
Gold, Pool # C69951, 6.50%, 08/01/32	60,600	62,214
Gold, Pool # C90381, 7.50%, 11/01/20	1,875	1,970
Pool # 170271, 12.00%, 08/01/15	346,345	377,847

		1,465,863

Federal National Mortgage Association (9.5%)
Pool # 251752, 6.50%, 06/01/28	165,067	170,039
Pool # 252009, 6.50%, 07/01/28	395,783	407,703
Pool # 253113, 7.50%, 03/01/30	27,727	29,085
Pool # 253673, 7.50%, 03/01/31	42,542	44,585

	Principal Amount	Value

MORTGAGE BACKED OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
Pool # 253674, 8.00%, 03/01/31	$3,158	$3,373
Pool # 254695, 6.50%, 04/01/33	437,832	449,234
Pool # 323591, 6.50%, 03/01/29	275,132	283,419
Pool # 346286, 6.50%, 05/01/26	96,690	99,634
Pool # 370191, 6.50%, 01/01/27	6,206	6,395
Pool # 415967, 6.50%, 10/01/28	140,612	144,847
Pool # 457953, 6.50%, 01/01/29	131,569	135,531
Pool # 482616, 6.50%, 02/01/29	239,270	246,405
Pool # 50946, 6.50%, 12/01/23	32,216	33,063
Pool # 511954, 7.50%, 10/01/29	8,632	9,053
Pool # 515828, 8.00%, 10/01/29	41,953	44,817
Pool # 517874, 7.50%, 02/01/30	47,165	49,430
Pool # 519145, 7.50%, 10/01/29	30,034	31,497
Pool # 523284, 7.50%, 11/01/29	8,970	9,407
Pool # 527589, 7.50%, 01/01/30	13,805	14,478
Pool # 535399, 8.00%, 07/01/30	45,599	48,709
Pool # 535533, 8.00%, 10/01/30	159,669	170,559
Pool # 540017, 8.00%, 05/01/30	6,144	6,563
Pool # 540091, 7.50%, 06/01/30	21,919	22,972
Pool # 545239, 8.00%, 09/01/31	62,522	66,786
Pool # 545551, 8.00%, 04/01/32	38,317	40,930
Pool # 545604, 8.00%, 09/01/31	23,689	25,306

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Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

MORTGAGE BACKED OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
Pool # 545759, 6.50%, 07/01/32	$251,913	$258,899
Pool # 555533, 6.50%, 04/01/33	121,132	124,514
Pool # 555571, 6.50%, 03/01/33	214,106	220,044
Pool # 564363, 8.00%, 01/01/31	4,376	4,674
Pool # 564993, 7.50%, 03/01/31	30,647	32,119
Pool # 576112, 7.00%, 05/01/31	5,152	5,379
Pool # 577304, 7.50%, 04/01/31	8,307	8,702
Pool # 577407, 7.50%, 07/01/31	56,545	59,238
Pool # 606566, 7.50%, 10/01/31	51,641	54,100
Pool # 613017, 8.00%, 03/01/31	3,780	4,038
Pool # 630601, 7.00%, 05/01/32	282,874	295,196
Pool # 642656, 7.00%, 07/01/32	94,639	98,761
Pool # 656557, 6.50%, 01/01/33	30,141	30,977
Pool # 666097, 7.00%, 10/01/32	129,784	135,437
Pool # 667591, 6.50%, 10/01/32	366,669	376,837
Pool # 741875, 6.50%, 09/01/33	39,656	40,689
Pool # 745114, 7.00%, 12/01/35	1,199,880	1,251,940
Pool # 766095, 6.50%, 02/01/34	190,506	195,468
Pool # 826194, 7.00%, 07/01/35	34,718	36,225
Pool # 836067, 7.00%, 09/01/35	976,001	1,018,347
Pool # 836295, 7.00%, 10/01/35	978,445	1,020,898
Pool # 836509, 7.00%, 10/01/35	543,826	567,421
Pool # 837999, 7.00%, 09/01/35	999,238	1,042,593

	Principal Amount	Value

MORTGAGE BACKED OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
Pool # 839143, 7.00%, 10/01/35	$3,997,047	$4,170,470
Pool # 842413, 7.00%, 11/01/35	563,785	588,247
Pool # 843922, 7.00%, 11/01/35	1,965,765	2,051,055
Pool # 844517, 7.00%, 12/01/35	7,965,048	8,310,635

		24,596,723

Government National Mortgage Association (0.6%)
Pool # 780141, 10.00%, 12/15/20	231,596	257,731
Pool # 780349, 10.00%, 09/15/21	281,329	312,999
Pool # 780378, 11.00%, 01/15/19	273,295	298,918
Pool # 780699, 9.50%, 12/15/17	254,811	279,283
Pool # 780709, 11.00%, 01/15/21	301,899	329,984

		1,478,915

Total Mortgage Backed Obligations		27,541,501

U.S. GOVERNMENT AGENCIES (5.4%)
Federal Home Loan Mortgage Corporation (1.0%)
IOETTE, Series 1103, Class N, 1156.50%, 06/15/21	17	34
TBA, 5.50%, 01/01/20 (d)	2,550,000	2,585,858

		2,585,892

Federal National Mortgage Association (4.4%)
TBA, 4.50%, 01/01/19 (d)	2,150,000	2,091,546
TBA, 5.00%, 01/15/21 (d)	3,200,000	3,164,998
TBA, 7.00%, 01/15/34 (d)	600,000	625,875
TBA, 6.00%, 01/15/36 (d)	5,350,000	5,398,482

		11,280,901

Total U.S. Government Agencies		13,866,793

INTEREST ONLY BONDS (0.5%)
Federal Home Loan Mortgage Corporation (0.2%)
2.63%, 06/17/27	2,092,752	71,917
6.00%, 04/15/32	1,378,670	255,947
7.00%, 07/15/33	603,375	142,601

		470,465

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Statement of Investments — December 31, 2005 (continued)

	Principal Amount	Value

INTEREST ONLY BONDS (continued)
Federal National Mortgage Association (0.3%)
5.50%, 05/25/27	$768,902	$59,164
6.00%, 08/25/32	477,621	70,805
6.00%, 05/25/33	545,874	115,417
6.50%, 05/25/33	1,255,158	269,744
6.50%, 05/25/33	511,509	112,528
6.00%, 06/25/33	566,101	124,737
6.50%, 06/25/33	510,500	112,470

		864,865

Total Interest Only Bonds		1,335,330

WARRANTS (0.0%)
Banking (0.0%)
Central Bank of Nigeria, 0.00% (b)	500	0

Foreign Government (0.0%)
Republic of Argentina, 0.00%, 12/31/33 (b)	4,154,313	66,469
Republic of Argentina, 0.00%, 12/31/33 (b)	130,001	6,888
Republic of Venezuela, 0.00%, 04/15/20 (b)	1,250	0
United Mexican States, 0.00%, 09/01/06 (b)	250	15,000

Total Warrants		88,357

CASH EQUIVALENTS (36.1%)
Cash Sweep (3.2%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages in a joint trading account at 4.14% Dated 12/30/05, due 01/03/06, repurchase price $8,214,636)	8,210,859	8,210,859

Federal Home Loan Bank Discount Notes (5.5%)
0.00%, 01/06/06	5,000,000	4,998,280
0.00%, 01/30/06	9,300,000	9,271,189

		14,269,469

Federal National Mortgage Association Discount Notes (1.5%)
0.00%, 01/06/06	4,000,000	3,998,624

	Principal Amount	Value

CASH EQUIVALENTS (continued)
US Treasury Bill (0.3%)
3.35%, 01/12/06 (i)	$700,000	$699,321

US Treasury Bonds (0.6%)
6.38%, 08/15/27 (g)	1,300,000	1,610,426

US Treasury Notes (25.0%)
3.50%, 11/15/06 (g)	15,200,000	15,080,649
3.13%, 05/15/07 (g)	5,000,000	4,913,475
5.75%, 08/15/10 (g)	1,000,000	1,057,930
3.88%, 02/15/13 (g)	6,800,000	6,590,954
4.25%, 08/15/13 (g)	5,550,000	5,500,355
4.25%, 11/15/13 (g)	7,125,000	7,057,092
8.13%, 08/15/19 (g)	3,625,000	4,917,824
4.86%, 02/15/25 (e)	7,000,000	2,890,496
7.63%, 02/15/25	1,000,000	1,377,891
4.85%, 02/15/27 (g) (e)	7,000,000	2,645,965
6.13%, 08/15/29 (g)	10,350,000	12,607,191

		64,639,822

Total Cash Equivalents		93,428,521

SHORT TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (12.3%)
Pool of short-term securities for Gartmore Variable Insurance Trust — note 2 (Securities Lending)	31,888,493	31,888,493

Total Short-Term Securities Held as Collateral for Securities Lending		31,888,493

Total Investments (Cost $300,017,952) (a) — 118.3%		306,280,679
Liabilities in excess of other assets — (18.3)%		(47,322,283)

NET ASSETS — 100.0%		$258,958,396

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	Mortgage Dollar Rolls

(e)	STRIP Bond

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Statement of Investments — December 31, 2005 (continued)

(f)	Security in default.

(g)	All or part of the security was on loan as of December 31, 2005.

(h)	Fair Valued Security.

(i)	Collateral Pledged for Futures.

C-Bond	Capitalization Bond

(EUR)	Principal amount denominated in Euro.

FNMB	Federal National Mortgage Bank

IOETTE	Interest Only

(JPY)	Principal amount denominated in Japanese Yen.

(SEK)	Principal amount denominated in Swedish Krone.

TBA	To Be Announced

(UK)	United Kingdom

At December 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contract:
Euro	01/26/06	$(6,921,017)	$(6,817,089)	$103,928
Swedish Krone	03/21/06	(384,847)	(380,115)	4,732
Total Short Contracts		$(7,305,864)	$(7,197,204)	$108,660
Long Contracts:
Euro	01/26/06	$641,846	$646,063	$4,217
Japanese Yen	02/10/06	20,214,804	19,989,165	(225,639)
Total Long Contracts		$20,856,650	$20,635,228	$(221,422)

At December 31, 2005, the Fund’s open futures contracts were as follows:

Number of Contracts	Contracts	Expiration	Market Value Covered by Contracts	Appreciation (Depreciation)
Long Contracts:
426	U.S. 10 yr. Note Future	03/22/06	$46,607,063	$340,205
2	Japanese Gov’t Bond	03/09/06	2,329,545	(848)
Total Long Contracts			$48,936,608	$339,357

Short Contracts:
404	U.S. 5 yr. Note Future	03/22/06	$(42,962,875)	$(142,292)
29	U.S. 2 yr. Bond Future	03/31/06	(5,950,438)	(31)
24	U.S. 30 yr. Treasury Bond	03/22/06	(2,740,500)	(35,316)
12	Euro Bond Future	03/08/06	(1,730,661)	(29,314)
Total Short Contracts			$(53,384,474)	$(206,953)

See notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $291,807,093)	$298,069,820
Repurchase agreements, at cost and value	8,210,859

Total Investments	306,280,679

Cash	492,194
Cash collateral pledged for futures	150,193
Interest and dividends receivable	3,079,851
Receivable for capital shares issued	4,413
Receivable for variation margin on futures contracts	77,110
Unrealized appreciation on forward foreign currency contracts	112,877
Reclaims receivable	10,060
Prepaid expenses and other assets	1,361

Total Assets	310,208,738

Liabilities:
Foreign currencies, at value (cost $233,961)	232,019
Payable for investments purchased	18,525,660
Payable for capital shares redeemed	149,223
Unrealized depreciation on forward foreign currency contracts	225,639
Payable for return of collateral received for securities on loan	31,888,493
Accrued expenses and other payables:
Investment advisory fees	161,703
Fund administration and transfer agent fees	20,653
Administrative servicing fees	19,828
Other	27,124

Total Liabilities	51,250,342

Net Assets	$258,958,396

Represented by:
Capital	$252,017,374
Accumulated net investment income (loss)	332,241
Accumulated net realized gain (losses) from investment, futures and foreign currency transactions	343,287
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	6,265,494

Net Assets	$258,958,396

Net Assets:
Class I Shares	$258,958,396

Shares outstanding (unlimited number of shares authorized):
Class I Shares	26,487,574

Net asset value and offering price per share:*
Class I Shares	$9.78

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$13,283,585
Income from securities lending	115,793

Total Income	13,399,378

Expenses:
Investment advisory fees	1,869,702
Fund administration and transfer agent fees	236,568
Administrative servicing fees Class I Shares	366,875
Other	118,451

Total expenses before earnings credit	2,591,596
Earnings credit (note 5)	(5,208)

Total Expenses	2,586,388

Net Investment Income (Loss)	10,812,990

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	3,185,656
Net realized gains (losses) on futures	703,703
Net realized gains (losses) on foreign currency transactions	(2,131,349)

Net realized gains (losses) on investment, futures, and foreign currency transactions	1,758,010
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(7,058,219)

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	(5,300,209)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,512,781

See notes to financial statements.

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VAN KAMPEN GVIT MULTI SECTOR BOND FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$10,812,990	$9,828,371
Net realized gains (losses) on investment, futures and foreign currency transactions	1,758,010	4,661,687
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(7,058,219)	197,528

Change in net assets resulting from operations	5,512,781	14,687,586

Distributions to Class I shareholders from:
Net investment income	(9,925,208)	(11,466,227)
Net realized gains on investments	(1,403,948)	—

Change in net assets from shareholder distributions	(11,329,156)	(11,466,227)

Change in net assets from capital transactions	26,272,319	8,756,344

Change in net assets	20,455,944	11,977,703
Net Assets:
Beginning of period	238,502,452	226,524,749

End of period	$258,958,396	$238,502,452

Accumulated net investment income (loss)	$332,241	$785,333

CAPITAL TRANSACTIONS:
Class I Capital Transactions:
Proceeds from shares issued	$50,005,573	$41,465,680
Dividends reinvested	11,329,161	11,466,245
Cost of shares redeemed	(35,062,415)	(44,175,581)

	$26,272,319	$8,756,344

SHARE TRANSACTIONS:
Class I Share Transactions:
Issued	5,033,371	4,199,606
Reinvested	1,155,803	1,165,350
Redeemed	(3,545,087)	(4,497,742)

	2,644,087	867,214

See notes to financial statements.

21

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Van Kampen GVIT Multi Sector Bond Fund

		Investment Activities:			Distributions					Ratios/Supplemental Data:
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover
Class I Shares
Year Ended December 31, 2001(b)	$9.28	0.54	(0.16)	0.38	(0.52)	—	(0.52)	$9.14	4.19%	$177,324	0.90%	5.99%	1.04%		5.85%		340.77%
Year Ended December 31, 2002	$9.14	0.42	0.22	0.64	(0.50)	—	(0.50)	$9.28	7.21%	$209,280	1.01%	4.61%	1.02%		4.60%		385.94%
Year Ended December 31, 2003	$9.28	0.36	0.74	1.10	(0.52)	—	(0.52)	$9.86	12.12%	$226,525	1.01%	3.75%	(c	)	(c	)	296.62%
Year Ended December 31, 2004	$9.86	0.42	0.21	0.63	(0.49)	—	(0.49)	$10.00	6.53%	$238,502	1.01%	4.23%	(c	)	(c	)	212.84%
Year Ended December 31, 2005	$10.00	0.42	(0.20)	0.22	(0.39)	(0.05)	(0.44)	$9.78	2.18%	$258,958	1.03%	4.26%	(c	)	(c	)	157.82%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(c)	There were no fee reductions during the period.

See notes to financial statements.

22

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Van Kampen GVIT Multi Sector Bond Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee,

23

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

24

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

25

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be” announced (“TBA”) market and are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar roll and included in investment income on the Statement of Operations. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$1,500,000	4.31%	01/03/06
Funding Agreement — GIC	GE Life and Annuity	5,000,000	4.47%	01/17/06
Master Note — Floating	CDC Financial Product Inc.	5,000,000	4.35%	01/03/06
Medium Term Note — Floating	Asif Global Funding XV	3,005,592	4.31%	01/03/06
Medium Term Note — Floating	Tango Finance Corp.	1,999,217	4.39%	01/03/06
Repurchase Agreement	Nomura Securities	15,383,684	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral*
$63,133,405	$64,358,153

*	Includes cash and securities collateral.

26

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GMF advises. Morgan Stanley Investments Management, Inc. (the “subadviser”), manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-advisor
Up to $200 million	0.75%	0.45%	0.30%
$200 million or more	0.70%	0.45%	0.25%

27

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $379,009 in Administrative Services Fees from the Fund.

4. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $385,913,127 and sales of $372,581,042.

For the year ended December 31, 2005, the Fund had purchases of $614,253,291 and sales of $302,147,694 of U.S. Government securities, which are included in the total purchases and sales in the sentence above.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

28

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$9,925,208	$1,403,948	$11,329,156	$—	$11,329,156
2004	11,466,227	—	11,466,227	—	11,466,227

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$518,780	$313,878	$832,658	$—	$(59,066)	$6,167,430	$6,941,022

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$300,066,216	$9,080,158	$(2,865,695)	$6,214,463

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post-October currency losses and post-October passive foreign investment company losses in the amount of $59,066.

29

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Van Kampen GVIT Multi Sector Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen GVIT Multi Sector Bond Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

30

Supplemental Information (Unaudited)

1. Other Federal Tax Information

The Fund designates $1,403,948 as long term capital gain distributions for the maximum 15% income tax rate.

31

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

TRUSTEES AND OFFICERS OF THE TRUST

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

32

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

33

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

34

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

35

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36

GVIT Small Cap Value Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

18	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

GVIT Small Cap Value Fund

Effective Sept. 19, 2005, The Dreyfus Corporation was terminated as a Fund subadviser, and Epoch Investment Partners, Inc. was added as a new subadviser to the Fund.

On Sept. 22, 2005, Gary Haubold, CFA, senior portfolio manager, became responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments. William Gerlach, CFA and Charles Purcell, CFA assist Mr. Haubold in the management of each Fund.

For the annual period ended Dec. 31, 2005, the GVIT Small Cap Value Fund (Class I at NAV) returned 3.07% versus 4.71% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Value Funds was 7.56%.

Gartmore Mutual Fund Capital Trust (GMF), Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc. each manage a portion of the Fund’s portfolio on a day-to-day basis. GMF is the Fund’s investment adviser and has selected Epoch and J.P. Morgan as subadvisers for the Fund; the three portions, or sleeves, of the Fund’s portfolio returned 7.27%, -3.99% (as of Sept. 19, 2005) and 7.37%, respectively. Below are the individual reports on how each sleeve of the portfolio performed.

Gartmore	Mutual Fund Capital Trust

Stock selection and sector allocation detracted evenly from performance, leading the sleeve to underperform the Fund’s benchmark yet still post a positive return for the period. The consumer discretionary and financials sectors were the largest underperformers in the sleeve, partly as a result of poor stock selection. This situation was compounded by a flattening yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities—and continued economic tightening by the Federal Reserve Board.

Several holdings in the financials sector worked to the sleeve’s disadvantage during the period. In particular, Aspen Insurance Holdings Ltd. suffered significant losses after the hurricane season. We purchased the stock shortly after the hurricane season as the pricing environment improved, but, to our chagrin, Aspen twice increased the amount of losses incurred from what was initially expected after Hurricane Katrina.

On the positive side, strong stock selection in both the information technology and materials sectors added value to the sleeve.

We believe that the market in 2006 will be beneficial for equities, particularly in relation to the fixed-income market. At this writing, China is the engine of growth in the global economy, which has been beneficial for everyone. Even though consumer discretionary disappointed during the period, we feel that low valuations add attractiveness to the sector, and we have added to our position in it. We believe that the benchmark has placed too much emphasis on the financials sector, and we are maintaining our underweight position in financials.

Epoch	Investment Partners, Inc.

The fourth quarter of 2005 was a challenging period for small-cap managers that had reported strong results for the first nine months of the year. Although the energy and utilities sectors had been stellar performers for 2005 through September, both of them sharply declined in the fourth quarter. Similarly, sectors that had performed poorly for the first nine months—financials and information technology, in particular—excelled during the final quarter of 2005.

While the Russell 2000 Value Index rose slightly during the fourth quarter, the performance of the sleeve’s portfolio declined, reflecting the aforementioned shift in sector performance.

Since joining the Fund on Sept. 19, 2005, the sleeve was aided by strong stock selection in the materials sector. An overweight position in the industrials sector also boosted performance, but this was not enough to offset the energy overweight and the financials sector underweight.

We anticipate 2006 to be a positive year, but, consistent with our past thoughts, it could likely be one of single-digit returns. In our view, the phenomenon of globalization continues to be a powerful, positive and unstoppable force that is enhancing global economic growth, productivity and profits, while holding inflation to a level lower than it would be without globalization. Overall, price/earnings ratios are not stretched, and valuation concerns are not significant for the market as a whole.

J.P. Morgan Investment Management Inc.

The sleeve was affected positively by the energy and industrial cyclicals sectors. At the stock level, Southwestern Energy Co. and JLG Industries, Inc. contributed to performance. Meanwhile, despite the sleeve’s outperformance of the Fund’s benchmark, the Russell 2000® Value Index, the financials and pharmaceuticals sectors hindered Fund results. Within financials, R&G Financial Corp. was the largest detractor affecting performance. Biotechnology company Cypress Bioscience, Inc. was another detractor.

Economic indicators continued to point to solid growth in late 2005, as the Federal Reserve Board tried to engineer a soft landing while reining in inflation. We still expect U.S. growth to decelerate in early 2006, as further Fed tightening and a slowing housing market

1

GVIT Small Cap Value Fund

eventually impact consumer spending, but we are not forecasting a recession. The yield curve may invert and companies may become slightly more cautious in their spending, but the U.S. economy has repeatedly shown that it is quite adaptable and capable of weathering the bumps along the way to a noninflationary expansion.

We anticipate another positive but choppy year for U.S. equities in 2006, with returns potentially in the high single digits. We also continue to believe that stocks should outperform bonds in 2006. Valuation factors remain strongly in favor of equities, and several indicators suggest that U.S. equity stocks are generally inexpensive, relative to both their historical values and to other asset classes. The one dampener for equity bulls is the current high level of risk appetite, which at extremes tends to bring awkward corrections in risk assets, which include all securities except t-bills.

We believe that the market should continue to reward small-cap stocks with attractive valuations and accelerating fundamentals within their sectors. As a result, the sleeve is positioned toward these stocks while avoiding uncompensated risks.

Portfolio	Managers:

Gartmore Mutual Fund Capital Trust: Gary Haubold, CFA; William Gerlach, CFA; Charles Purcell, CFA

Epoch Investment Partners, Inc.: William W. Priest, David N. Pearl, Joseph W. Donaldson

J.P. Morgan Investment Management Inc.: Christopher Blum, CFA; Dennis Ruhl, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the largest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa 19428.

2

Fund Performance	GVIT Small Cap Value Fund

Average	Annual Total Return[1]

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	3.07%	12.12%	11.33%
Class II4	2.78%	11.87%	11.08%
Class III[4]	3.06%	12.16%	11.35%
Class IV4	3.07%	12.12%	11.33%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997. From inception to February 5, 2001, Dreyfus managed the Fund alone. From February 5, 2001 until October 1, 2003, GMF and Dreyfus have managed the Fund together. Beginning October 1, 2003, J.P. Morgan was added as a Fund subadviser.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the GVIT Small Cap Value Fund, the Russell 2000 Value Index (Russell 2000 Value)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	GVIT Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

			Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Small Cap Value Fund
Class I	Actual		$1,000.00	$1,041.50	$5.81	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.77	1.13%
Class II	Actual		$1,000.00	$1,040.30	$7.15	1.39%
	Hypothetical	[1]	$1,000.00	$1,017.99	$7.09	1.39%
Class III	Actual		$1,000.00	$1,041.40	$5.87	1.14%
	Hypothetical	[1]	$1,000.00	$1,019.25	$5.82	1.14%
Class IV	Actual		$1,000.00	$1,041.50	$5.81	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.77	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	GVIT Small Cap Value Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	98.1%
Treasury Notes	0.1%
Mutual Fund	0.1%
Other assets in excess of liabilities	1.7%

100.0%

Top Holdings
Todco, Class A	1.0%
Actuant Corp.	0.9%
Ventas, Inc.	0.9%
Aspen Insurance Holdings Ltd.	0.9%
Washington Group International, Inc.	0.9%
Endo Pharmaceuticals Holdings, Inc.	0.8%
DRS Technologies, Inc.	0.8%
Revlon, Inc.	0.8%
THQ, Inc.	0.8%
Alliant Techsystems, Inc.	0.8%
Other Holdings	91.4%

100.0%

Top Industries
Real Estate Investment Trusts	8.7%
Banks	8.3%
Oil & Gas	8.0%
Computer Software & Services	4.7%
Building	4.4%
Utilities	4.4%
Machinery	4.4%
Aerospace & Defense	3.8%
Retail	3.2%
Metals	2.7%
Other Industries	47.4%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (98.1%)
Advanced Materials & Products (0.5%)
Ceradyne, Inc. (b)	84,760	$3,712,488

Aerospace & Defense (3.8%)
AAR Corp. (b)	15,600	373,620
Alliant Techsystems, Inc. (b)	74,650	5,686,091
Curtiss-Wright Corp.	14,400	786,240
DRS Technologies, Inc.	117,750	6,054,704
EDO Corp.	193,220	5,228,533
Esterline Technologies Corp. (b)	46,900	1,744,211
HEICO Corp.	8,200	212,216
Hexcel Corp. (b)	27,700	499,985
K&F Industries Holdings, Inc. (b)	199,300	3,061,248
Kaman Corp., Class A	29,600	582,824
Moog, Inc., Class A (b)	43,975	1,248,011
Orbital Sciences Corp. (b)	19,500	250,380
Teledyne Technologies, Inc. (b)	58,400	1,699,440
Triumph Group, Inc. (b)	14,100	516,201

		27,943,704

Airlines (0.7%)
Alaska Air Group, Inc. (b)	34,200	1,221,624
Continental Airlines, Inc., Class B (b)	22,400	477,120
Enpro Industries, Inc. (b)	15,200	409,640
ExpressJet Holdings, Inc. (b)	144,946	1,172,613
Mesa Air Group, Inc. (b)	23,500	245,810
SkyWest, Inc.	51,400	1,380,604

		4,907,411

Alternative Power Generation (0.1%)
Headwaters, Inc. (b)	14,200	503,248

Apparel (0.7%)
Bebe Stores, Inc.	54,700	767,441
Carter’s, Inc. (b)	14,100	829,785
Cato Corp. Class A	40,800	875,160
K-Swiss, Inc., Class A	10,000	324,400
Maidenform Brands, Inc. (b)	65,500	829,230
Oxford Industries, Inc.	2,400	131,280
Phillips-Van Heusen Corp.	47,700	1,545,480
Russell Corp.	13,500	181,710

		5,484,486

Applications Software (0.1%)
Progress Software Corp. (b)	14,700	417,186

Auto Dealers (0.3%)
Lithia Motors, Inc., Class A	63,900	2,009,016

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Auto Dealers (continued)
Sonic Automotive, Inc.	5,600	$124,768
United Auto Group, Inc.	7,100	271,220

		2,405,004

Auto Parts & Equipment (0.7%)
Aftermarket Technology Corp. (b)	23,400	454,896
American Axle & Manufacturing Holdings, Inc.	44,300	812,019
Arvinmeritor, Inc.	41,800	601,502
Asbury Automotive Group, Inc. (b)	60,600	997,476
Hayes Lemmerz International (b)	33,800	118,976
Keystone Automotive Industries, Inc. (b)	7,500	236,100
Standard Motor Products, Inc.	18,770	173,247
Superior Industries International, Inc.	9,100	202,566
Tenneco Automotive, Inc. (b)	79,900	1,566,839
Visteon Corp. (b)	29,100	182,166

		5,345,787

Banks (8.3%)
Amcore Financial, Inc.	51,400	1,563,074
Americanwest Bancorp (b)	5,500	129,965
Ameris Bancorp	8,880	176,179
Associated Banc-Corp.	14,300	465,465
BancFirst Corp.	4,700	371,300
Bank of the Ozarks, Inc.	9,300	343,170
Banner Corp.	4,800	149,760
BOK Financial Corp.	36,900	1,676,367
Capital Crossing Bank (b)	800	26,720
Capitol Bancorp Ltd.	9,100	340,704
Cardinal Financial Corp.	6,000	66,000
Cathay General Bancorp	10,300	370,182
Central Pacific Financial Corp.	68,800	2,471,296
Chemical Financial Corp.	19,155	608,363
Chittenden Corp.	17,400	483,894
City Holding Co.	12,800	460,160
Colonial Bancgroup, Inc.	120,800	2,877,455
Columbia Banking System, Inc.	9,230	263,517
Community Bank System, Inc.	20,900	471,295
Community Trust Bancorp, Inc.	9,570	294,278
Corus Bankshares, Inc.	37,100	2,087,617
Cullen/Frost Bankers, Inc.	21,100	1,132,648
East West Bancorp, Inc.	67,000	2,444,830
Eurobancshares, Inc. (b)	19,500	276,315
Financial Institutions, Inc.	2,200	43,164
First BanCorp. ADR — PR	24,700	306,527
First Citizens BancShares, Class A	10,000	1,744,200

6

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Banks (continued)
First Oak Brook Bank	4,700	$131,365
First Republic Bancorp, Inc.	23,650	875,287
FNB Corp.	3,100	95,077
Fremont General Corp.	36,900	857,187
Gold Banc Corp.	60,900	1,109,598
Great Southern Bancorp, Inc.	8,100	223,641
Greater Bay Bancorp	29,500	755,790
Hanmi Financial Corp.	154,900	2,766,514
Iberiabank Corp.	32,200	1,642,522
Independent Bank Corp.	28,800	821,664
Independent Bank Corp.	30,358	826,648
Irwin Financial Corp.	33,700	721,854
Lakeland Financial Corp.	1,200	48,456
Mainsource Financial Group, Inc.	3,896	69,544
MB Financial, Inc.	5,650	200,010
MBT Financial Corp.	6,900	111,780
Mercantile Bank Corp.	9,964	383,614
Mid-State Bancshares	19,500	521,625
Nara Bankcorp, Inc.	2,500	44,450
National Penn Bancshares, Inc.	82,370	1,569,149
NBT Bancorp, Inc.	11,600	250,444
Old Second Bancorp, Inc.	3,900	119,223
Oriental Financial Group ADR — PR	20,900	258,324
Pacific Capital Bancorp	16,100	572,838
Peoples Bancorp, Inc.	5,600	159,768
Prosperity Bancshares, Inc.	13,100	376,494
Provident Bankshares Corp.	58,200	1,965,414
R & G Financial Corp. ADR — PR	31,850	420,420
Republic Bancorp, Inc.	75,371	896,915
Republic Bancorp, Inc., Class A	5,125	109,931
Royal Bancshares of Pennsylvania, Class A	5,558	128,725
Santander Bancorp	2,400	60,288
SCBT Financial Corp.	4,395	146,881
Security Bank Corp	11,000	256,190
Sierra Bancorp	1,900	43,301
Signature Bank (b)	152,710	4,286,569
Simmons First National Corp., Class A	7,900	218,830
Southside Bancshares, Inc.	9,100	183,820
Southwest Bancorp	6,100	122,000
Sterling Bancshares, Inc.	33,300	514,152
Sterling Financial Corp.	61,312	1,213,978
Summit Bancshares, Inc.	17,900	321,842
Sun Bancorp, Inc. (b)	5,671	112,002

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Banks (continued)
SVB Financial Group (b)	3,200	$149,888
Taylor Capital Group, Inc.	10,100	408,040
Texas Regional Bancshares, Inc.	176,950	5,007,684
Trico Bancshares	7,100	166,069
TrustCo Bank Corp.	36,400	452,088
UMB Financial Corp.	13,000	830,830
Umpqua Holdings Corp.	27,800	793,134
Union Bankshares Corp.	18,900	814,590
United Bankshares, Inc.	19,900	701,276
W Holding Co., Inc. ADR — PR	54,691	450,107
West Coast Bancorp	44,700	1,182,315
Western Sierra Bancorp (b)	3,800	138,282
Wilmington Trust Corp.	41,100	1,599,201
Zions Bancorp.	140	10,578

		60,862,651

Beverages (0.2%)
Boston Beer Co., Inc., Class A (b)	58,230	1,455,750

Broadcast Media & Television (1.9%)
4Kids Entertainment, Inc. (b)	2,000	31,380
Arbitron, Inc.	86,700	3,292,866
Citadel Broadcasting Corp.	239,450	3,218,208
Entravision Communications Corp. (b)	399,450	2,844,084
Mediacom Communications, Class A (b)	27,000	148,230
Radio One, Inc. (b)	109,600	1,134,360
Saga Communications, Inc. (b)	10,100	109,787
Sinclair Broadcast Group, Inc.	5,900	54,280
Spanish Broadcasting System, Inc. (b)	551,738	2,819,381

		13,652,576

Building (4.4%)
Apogee Enterprises, Inc.	24,500	397,390
Baker (Michael) Corp. (b)	45,600	1,165,080
Building Materials Holding Corp.	17,600	1,200,496
Chicago Bridge & Iron Co. ADR — NL	197,350	4,975,193
Fleetwood Enterprises, Inc. (b)	80,800	997,880
Genlyte Group, Inc. (b)	36,400	1,949,948
Granite Construction, Inc.	4,400	158,004
Huttig Building Products, Inc. (b)	4,100	34,440
Lennox International, Inc.	47,100	1,328,220
Levitt Corp., Class A	14,975	340,532
LSI Industries, Inc.	53,100	831,546
Modine Manufacturing Co.	21,200	690,908
Modtech Holdings, Inc. (b)	438,550	4,096,057

7

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Building (continued)
NCI Building Systems, Inc. (b)	16,200	$688,176
Newmark Homes Corp.	40,300	849,927
Texas Industries, Inc.	42,000	2,093,280
Universal Forest Products, Inc.	43,600	2,408,900
Washington Group International, Inc.	118,050	6,253,108
Watsco, Inc.	7,500	448,575
WCI Communities, Inc. (b)	36,800	988,080
Williams Scotsman International, Inc. (b)	37,750	653,453

		32,549,193

Business Services (1.0%)
ABM Industries, Inc.	25,400	496,570
Catalina Marketing Corp.	10,000	253,500
CCC Information Services Group, Inc. (b)	42,300	1,109,106
CRA International, Inc. (b)	4,700	224,143
Deluxe Corp.	67,400	2,031,436
infoUSA, Inc.	4,800	52,464
Peoplesupport, Inc. (b)	153,954	1,307,069
Sotheby’s Holdings (b)	29,800	547,128
Spherion Corp. (b)	51,000	510,510
StarTek, Inc.	5,700	102,600
TALX Corp.	6,700	306,257
Viad Corp.	19,100	560,203

		7,500,986

Casinos & Gambling (0.1%)
Ameristar Casinos, Inc.	15,100	342,770
Aztar Corp. (b)	10,300	313,017
Isle of Capris Casino (b)	8,900	216,804

		872,591

Chemicals (2.2%)
FMC Corp. (b)	31,800	1,690,806
Georgia Gulf Corp.	3,300	100,386
H. B. Fuller Co.	28,000	897,960
Hercules, Inc. (b)	70,600	797,780
Landec Corp. (b)	309,600	2,408,688
Methanex Corp.	302,050	5,660,417
Minerals Technologies, Inc.	11,000	614,790
Newmarket Corp. (b)	20,800	508,768
PolyOne Corp. (b)	84,000	540,120
Sensient Technologies Corp.	31,000	554,900
Terra Industries, Inc. (b)	29,300	164,080
TETRA Technologies, Inc. (b)	15,200	463,904

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Chemicals (continued)
Valhi, Inc.	44,600	$825,100
W.R. Grace & Co. (b)	58,900	553,660
Wellman, Inc.	36,200	245,436

		16,026,795

Coal (0.1%)
Foundation Coal Holdings, Inc.	17,400	661,200

Commercial Services (0.9%)
aQuantive, Inc. (b)	5,600	141,344
CBIZ, Inc. (b)	29,200	175,784
Clark, Inc.	7,500	99,375
Consolidated Graphics, Inc. (b)	5,600	265,104
FTI Consulting, Inc. (b)	20,400	559,776
Learning Tree International, Inc. (b)	240,300	3,083,049
LodgeNet Entertainment Corp. (b)	39,400	549,236
Maximus, Inc.	3,700	135,753
NCO Group, Inc. (b)	7,900	133,668
Sourcecorp (b)	4,300	103,114
TeleTech Holdings, Inc. (b)	40,200	484,410
Vertrue, Inc. (b)	2,400	84,792
Volt Information Sciences, Inc. (b)	5,700	108,414
Wright Express Corp. (b)	27,700	609,400

		6,533,219

Communications Equipment (0.2%)
Dycom Industries, Inc. (b)	55,550	1,222,100

Communications Technology (1.0%)
3COM Corp. (b)	240,000	864,000
Adtran, Inc.	22,000	654,280
CIENA Corp. (b)	339,000	1,006,830
CommScope, Inc. (b)	24,700	497,211
Fairpoint Communications, Inc.	93,900	972,804
Inter-Tel, Inc.	24,400	477,508
Powerwave Technologies, Inc. (b)	105,200	1,322,364
RF Micro Devices, Inc. (b)	75,500	408,455
Valor Communications Group	96,600	1,101,240

		7,304,692

Computer Software & Services (4.7%)
Agilysys, Inc.	35,100	639,522
Black Box Corp.	55,400	2,624,852
Brocade Communications, Systems, Inc. (b)	140,800	573,056
Ciber, Inc. (b)	31,400	207,240
Concur Technologies, Inc. (b)	159,400	2,054,666

8

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Computer Software & Services (continued)
Covansys Corp (b)	64,700	$880,567
Electronics for Imaging, Inc. (b)	14,100	375,201
FactSet Research Systems, Inc.	27,540	1,133,546
Hutchinson Technology, Inc. (b)	19,900	566,155
Infocrossing, Inc. (b)	465,510	4,008,041
Intergraph Corp. (b)	5,000	249,050
Internet Security Systems, Inc. (b)	4,300	90,085
Interwoven Software, Inc. (b)	218,300	1,849,001
iPass, Inc. (b)	16,800	110,208
JDA Software Group, Inc. (b)	14,300	243,243
Komag, Inc. (b)	12,000	415,920
Magma Design Automation, Inc. (b)	21,300	179,133
ManTech International Corp. (b)	10,100	281,386
McDATA Corp., Class A (b)	57,900	220,020
MTS Systems Corp.	10,000	346,400
NetIQ Corp. (b)	13,400	164,686
Palm, Inc. (b)	17,900	569,220
Parametric Technology Corp. (b)	88,300	538,630
Perot Systems Corp., Class A (b)	44,300	626,402
Phoenix Technologies Ltd. (b)	8,600	53,836
QAD, Inc.	7,000	53,480
Quantum Corp. (b)	204,300	623,115
RadiSys Corp. (b)	10,100	175,134
Silicon Storage Technology, Inc. (b)	105,000	530,250
SPSS, Inc. (b)	3,100	95,883
Sybase, Inc. (b)	206,200	4,507,532
Sykes Enterprises, Inc. (b)	18,600	248,682
Synnex Corp. (b)	3,300	49,863
THQ, Inc. (b)	243,350	5,803,897
TTM Technologies, Inc. (b)	9,000	84,600
Tyler Technologies, Inc. (b)	21,400	187,892
Ultimate Software Group, Inc. (b)	120,250	2,293,168
United Online, Inc.	37,100	527,562

		34,181,124

Computers (0.4%)
Gateway, Inc. (b)	1,158,050	2,906,706

Consulting Services (0.2%)
Bearingpoint, Inc. (b)	135,300	1,063,458
Gartner Group, Inc., Class A (b)	32,500	419,250
Tetra Technology, Inc. (b)	3,100	48,577

		1,531,285

Consumer Products (1.9%)
Elizabeth Arden, Inc. (b)	117,500	2,357,050

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Consumer Products (continued)
Jarden Corp. (b)	50,700	$1,528,605
RC2 Corp. (b)	16,300	578,976
Revlon, Inc. (b)	1,900,000	5,890,000
Snap-On, Inc.	21,800	818,808
Spectrum Brands, Inc. (b)	46,200	938,322
Tupperware Corp.	57,000	1,276,800
Water Pik Technologies, Inc. (b)	7,000	150,290
Weis Markets, Inc.	3,989	171,687

		13,710,538

Containers & Packaging (0.4%)
Chesapeake Corp.	26,800	455,064
Greif, Inc., Class A	11,300	748,964
Silgan Holdings, Inc.	40,800	1,473,696

		2,677,724

Distribution & Wholesale (0.8%)
Aviall, Inc. (b)	30,800	887,040
Beacon Roofing Supply, Inc. (b)	31,200	896,376
Bell Microproducts, Inc. (b)	21,700	166,005
Brightpoint, Inc. (b)	15,600	432,588
Directed Electronics, Inc. (b)	173,200	2,485,420
United Stationers, Inc. (b)	19,400	940,900

		5,808,329

Diversified Materials & Processing (0.1%)
Armor Holdings, Inc. (b)	18,800	801,820

Diversified Minerals (0.2%)
AMCOL International Corp.	54,900	1,126,548

Drugs & Pharmaceuticals (1.5%)
Adolor Corp. (b)	19,000	277,400
Alexion Pharmaceuticals, Inc. (b)	15,400	311,850
Alpharma, Inc., Class A	36,100	1,029,211
Atherogenics, Inc. (b)	17,404	348,254
Cypress Bioscience, Inc. (b)	40,300	232,934
Endo Pharmaceuticals Holdings, Inc. (b)	202,250	6,120,085
Impax Laboratories, Inc. (b)	67,000	716,900
Kos Pharmaceuticals, Inc. (b)	5,000	258,650
Myogen, Inc. (b)	12,800	386,048
Perrigo Co.	13,100	195,321
Telik, Inc. (b)	13,258	225,253
Valeant Pharmaceuticals Intl.	10,400	188,032
Vertex Pharmaceuticals, Inc. (b)	28,600	791,362

		11,081,300

9

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Electronics (1.3%)
Aeroflex, Inc. (b)	132,400	$1,423,299
Amis Holdings, Inc. (b)	13,400	142,710
Applied Micro Circuits Corp. (b)	94,200	242,094
Ariba, Inc. (b)	10,500	77,175
Audiovox Corp. (b)	10,000	138,600
Bel Fuse, Inc., Class B	24,600	782,280
Benchmark Electronics, Inc. (b)	22,750	765,083
CTS Corp.	34,500	381,570
EarthLink, Inc. (b)	32,500	361,075
Entegris, Inc. (b)	84,038	791,638
Integrated Device Technology, Inc. (b)	99,000	1,304,820
Itron, Inc. (b)	17,600	704,704
LeCroy Corp. (b)	38,300	585,607
LoJack Corp. (b)	10,400	250,952
Omnivision Technologies (b)	24,400	487,024
Otter Tail Power Co.	21,620	626,548
Sypris Solutions, Inc.	13,200	131,736

		9,196,915

Engineering (0.2%)
Emcor Group, Inc. (b)	4,700	317,391
Foster Wheeler Ltd. (b)	25,400	934,212

		1,251,603

Financial Services (1.7%)
Accredited Home Lenders Holding Co. (b)	14,000	694,120
Advanta Corp., Class B	22,700	736,388
Capital Corp. of the West	4,360	141,482
CharterMac	20,500	434,190
CompuCredit Corp. (b)	18,600	715,728
Doral Financial Corp. ADR — PR	27,100	287,260
eSPEED, Inc. (b)	2,900	22,359
Federal Agricultural Mortgage Corp., Class C	5,300	158,629
Financial Federal Corp.	12,400	551,180
FirstCity Financial Corp. (b)	224,200	2,582,784
Investment Technology Group, Inc. (b)	70,100	2,484,344
Raymond James Financial, Inc.	16,400	617,788
United Panam Financial Corp. (b)	62,460	1,615,840
World Acceptance Corp. (b)	40,200	1,145,700

		12,187,792

Foods (0.9%)
Chiquita Brands International, Inc.	42,700	854,427

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Foods (continued)
Corn Products International, Inc.	38,900	$929,321
Flowers Foods, Inc.	15,150	417,534
Hansen Natural Corp. (b)	19,400	1,528,914
J & J Snack Foods Corp.	5,200	308,932
Nasch-Finch Co.	6,500	165,620
Ralcorp Holding, Inc. (b)	9,100	363,181
Ruddick Corp.	25,300	538,384
Sanderson Farms, Inc.	16,900	515,957
Tootsie Roll Industries	41,900	1,212,167

		6,834,437

Funeral Services (0.1%)
Alderwoods Group, Inc. (b)	18,500	293,595
Stewart Enterprises, Inc., Class A	97,800	529,098

		822,693

Healthcare (1.5%)
America Service Group, Inc. (b)	65,900	1,045,174
Centene Corp (b)	15,000	394,350
Gentiva Health Services, Inc. (b)	243,300	3,586,242
Healthtronics Surgical Services, Inc. (b)	16,200	123,930
Kindred Healthcare, Inc. (b)	24,800	638,848
LCA-Vision, Inc.	6,500	308,815
Magellan Health Services, Inc. (b)	7,100	223,295
Pediatrix Medical Group, Inc. (b)	8,900	788,273
Res-Care, Inc. (b)	7,300	126,801
Rural/Metro Corp. (b)	358,236	3,234,871
Wellcare Health Plans, Inc. (b)	15,000	612,750

		11,083,349

Hotels & Motels (0.1%)
Felcor Lodging Trust, Inc.	47,900	824,359

Household Furnishings (0.2%)
Bassett Furniture Industries, Inc.	78,900	1,459,650
Furniture Brands International, Inc.	6,500	145,145
Kimball International, Inc., Class B	19,500	207,285

		1,812,080

Identification Systems (0.2%)
Checkpoint Systems, Inc. (b)	65,700	1,619,505
Paxar Corp. (b)	3,900	76,557

		1,696,062

Instruments (0.3%)
Analogic Corp.	12,200	583,770

10

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Instruments (continued)
Watts Industries, Inc.	13,400	$405,886
Woodward Governor Co.	13,000	1,118,130

		2,107,786

Insurance (2.4%)
American Physicians Capital, Inc. (b)	4,100	187,739
Aspen Insurance Holdings Ltd.	270,400	6,400,368
Delphi Financial Group, Inc., Class A	36,550	1,681,666
Endurance Specialty Holdings Ltd.	27,000	967,950
Max Re Capital Ltd.	34,000	882,980
Meadowbrook Insurance Group (b)	238,700	1,394,008
Montpelier Re Holdings Ltd.	157,300	2,972,970
Phoenix Co., Inc.	13,000	177,320
Protective Life Corp.	9,400	411,438
UICI	19,900	706,649
United Fire & Casualty Corp.	46,900	1,896,167
Universal American Financial Corp. (b)	8,000	120,640

		17,799,895

Insurance: Property—Casualty (2.4%)
Argonaut Group, Inc. (b)	26,500	868,405
Baldwin & Lyons, Inc., Class B	5,200	126,360
Direct General Corp.	11,900	201,110
Infinity Property & Casualty Corp.	14,400	535,824
IPC Holdings Ltd.	78,850	2,158,913
LandAmerica Financial Group, Inc.	21,800	1,360,320
Midland Co.	9,700	349,588
Navigators Group, Inc. (The) (b)	3,200	139,552
PMA Capital Corp., Class A (b)	108,500	990,605
ProAssurance Corp. (b)	2,500	121,600
RLI Corp.	9,100	453,817
Safety Insurance Group, Inc.	51,700	2,087,129
Selective Insurance Group, Inc.	27,400	1,454,940
State Auto Financial Corp.	7,500	273,450
Stewart Information Services Corp.	26,100	1,270,287
Tower Group, Inc.	33,400	734,132
Zenith National Insurance Co.	91,850	4,236,122

		17,362,154

Internet Software & Services (0.2%)
Infospace, Inc. (b)	8,800	227,216
Redback Networks, Inc. (b)	15,300	215,118
Stellent, Inc. (b)	8,900	88,377
Webmethods, Inc. (b)	106,000	817,260

		1,347,971

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Investment Banks & Brokers (0.3%)
Greenhill & Co., Inc.	1,200	$67,392
Knight Capital Group, Inc., Class A (b)	65,800	650,762
LaBranche & Co., Inc. (b)	15,200	153,672
Piper Jaffray Cos. (b)	6,000	242,400
Technology Investment Capital Corp.	63,275	955,453

		2,069,679

Lasers—System & Components (0.2%)
Coherent, Inc. (b)	47,100	1,397,928
Electro Scientific Industries, Inc. (b)	9,800	236,670

		1,634,598

Leisure (0.1%)
K2, Inc. (b)	19,700	199,167
Six Flags, Inc. (b)	27,000	208,170

		407,337

Lighting Equipment (0.0%)
Color Kinetics, Inc. (b)	3,100	44,609

Linen Supply & Related Items (0.3%)
Angelica Corp.	36,300	600,402
Unifirst Corp.	46,300	1,439,930

		2,040,332

Machinery (4.4%)
A.S.V., Inc. (b)	8,000	199,840
Actuant Corp.	119,200	6,651,359
AGCO Corp. (b)	83,000	1,375,310
Alamo Group Inc.	4,200	86,100
Applied Industrial Technologies, Inc.	91,600	3,086,004
Astec Industries, Inc. (b)	5,300	173,098
Cascade Corp.	11,600	544,156
Flowserve Corp. (b)	11,700	462,852
Gardner Denver Machinery, Inc. (b)	2,000	98,600
Gehl Co. (b)	22,900	601,125
Graco, Inc.	19,600	715,008
Idex Corp.	20,500	842,755
Imation Corp.	20,700	953,649
JLG Industries, Inc.	68,300	3,118,578
Kadant, Inc. (b)	1,800	33,300
Kennametal, Inc.	30,520	1,557,741
Kulicke & Soffa Industries, Inc. (b)	23,000	203,320
Lincoln Electric Holdings, Inc.	8,400	333,144
Manitowoc Co.	61,580	3,092,548
NACCO Industries, Inc., Class A	5,600	656,040

11

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Machinery (continued)
Regal-Beloit Corp.	53,100	$1,879,740
Sauer-Danfoss, Inc.	14,400	270,864
Stewart & Stevenson Services, Inc.	50,200	1,060,726
Tecumseh Products Co.	7,900	180,989
Toro Co.	97,150	4,252,256

		32,429,102

Manufacturing (1.9%)
A.O. Smith Corp.	21,100	740,610
Acuity Brands, Inc.	43,300	1,376,940
Ameron International Corp.	7,200	328,176
Aracruz Celulose SA, ADR — BR	25,680	1,027,457
Asyst Technologies, Inc. (b)	51,300	293,436
Barnes Group, Inc.	63,600	2,098,800
Brady Corp., Class A	13,600	492,048
Chaparral Steel Co. (b)	16,100	487,025
ESCO Technologies, Inc. (b)	6,400	284,736
Griffon Corp. (b)	38,900	926,209
Jacuzzi Brands, Inc. (b)	53,100	446,040
Packaging Corp. of America	28,600	656,370
Quanex Corp.	30,900	1,544,073
Simpson Manufacturing Co., Inc.	47,400	1,722,990
Walter Industries, Inc.	27,400	1,362,328

		13,787,238

Medical & Dental Instruments & Supplies (0.9%)
CNS, Inc.	10,000	219,100
CONMED Corp. (b)	23,500	556,010
ICU Medical, Inc. (b)	3,200	125,472
Invacare Corp.	2,500	78,725
Neurometrix, Inc. (b)	8,800	240,064
Owens & Minor, Inc.	57,800	1,591,234
PSS World Medical, Inc. (b)	30,000	445,200
STERIS Corp.	11,900	297,738
Surmodics, Inc. (b)	1,200	44,388
Sybron Dental Special, Inc. (b)	19,600	780,276
Symmetry Medical, Inc. (b)	118,800	2,303,532
Viasys Healthcare, Inc. (b)	6,900	177,330

		6,859,069

Medical—Biomedical & Genetic (0.6%)
Bio-Rad Laboratories, Inc., Class A (b)	29,800	1,950,112
Cambrex Corp.	122,750	2,304,018
Celera Genomics Group (b)	11,000	120,560
Cytokinetics, Inc. (b)	22,700	148,458

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Medical—Biomedical & Genetic (continued)
Genelabs Technologies (b)	22,531	$41,682
GTx, Inc. (b)	15,700	118,692
Human Genome Sciences, Inc. (b)	8,500	72,760

		4,756,282

Medical Information Systems (0.2%)
Alliance Imaging, Inc. (b)	21,200	126,140
Computer Programs & Systems, Inc.	13,100	542,733
PER-SE Technologies, Inc. (b)	36,800	859,648

		1,528,521

Metals (2.7%)
Carpenter Technology Corp.	6,100	429,867
Circor International, Inc.	12,500	320,750
Cleveland-Cliffs, Inc.	14,500	1,284,265
Commercial Metals Co.	92,500	3,472,450
Earle M. Jorgensen Co. (b)	2,990	27,598
Gibraltar Industries, Inc.	14,000	321,160
NN, Inc.	26,400	279,840
Novamerican Steel, Inc. ADR — CA (b)	6,800	267,655
NS Group, Inc. (b)	13,400	560,254
Oregon Steel Mills, Inc. (b)	144,260	4,244,129
Randgold Resources Ltd. (b)	33,000	532,290
Reliance Steel & Aluminum Co.	41,600	2,542,592
Ryerson, Inc.	73,300	1,782,656
Schnitzer Steel Industries, Inc.	8,700	266,133
Shaw Group, Inc. (b)	44,700	1,300,323
Steel Dynamics	32,500	1,154,075
Valmont Industries, Inc.	32,200	1,077,412

		19,863,449

Multimedia (0.4%)
Carmike Cinemas, Inc.	7,400	187,664
DTS, Inc. (b)	144,730	2,142,004
Media General, Inc.	6,700	339,690
Primedia, Inc. (b)	76,000	122,360

		2,791,718

Music (0.0%)
Steinway Musical Instruments, Inc. (b)	13,400	341,834

Networking Products (0.2%)
Adaptec, Inc. (b)	52,300	304,386
Anixter International, Inc.	15,600	610,272
Extreme Networks, Inc. (b)	45,000	213,750

12

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Networking Products (continued)
Hypercom Corp. (b)	8,700	$55,593
Safenet, Inc. (b)	12,485	402,267

		1,586,268

Office Equipment & Services (0.2%)
Ennis, Inc.	65,800	1,195,586
Global Imaging Systems, Inc. (b)	2,000	69,260

		1,264,846

Office Supplies (0.1%)
John H. Harland Co.	19,000	714,400

Oil & Gas (8.0%)
Atwood Oceanics, Inc. (b)	13,400	1,045,602
Buckeye Partners L.P.	123,350	5,207,837
Cal Dive International, Inc. (b)	9,100	326,599
Callon Petroleum Corp. (b)	8,000	141,200
Cimarex Energy Co. (b)	62,485	2,687,480
Comstock Resources, Inc. (b)	23,500	716,985
Energen Corp.	19,300	700,976
Energy Partners Ltd. (b)	19,900	433,621
Frontier Oil Corp.	23,750	891,338
Giant Industries, Inc. (b)	6,000	311,760
Global Industries Ltd. (b)	24,400	276,940
Hanover Compressor Co. (b)	13,100	184,841
Harvest Natural Resources, Inc. (b)	18,300	162,504
Houston Exploration Co. (b)	15,000	792,000
KCS Energy, Inc. (b)	74,000	1,792,280
Lone Star Technologies, Inc. (b)	16,600	857,556
New Jersey Resources Corp.	34,200	1,432,638
Northwest Natural Gas Co.	18,500	632,330
Oceaneering International, Inc. (b)	22,900	1,139,962
Oil States International, Inc. (b)	80,300	2,543,904
OMI Corp.	291,250	5,286,187
Pioneer Drilling Co. (b)	41,400	742,302
Remington Oil & Gas, Corp. (b)	62,200	2,270,300
RPC Energy Services, Inc.	10,725	282,497
SEACOR Holdings, Inc. (b)	75,700	5,155,170
South Jersey Industries, Inc.	49,200	1,433,688
St. Mary Land & Exploration Co.	7,600	279,756
Stone Energy Corp. (b)	19,700	896,941
Superior Well Services, Inc. (b)	3,400	80,784
Swift Energy Co. (b)	31,900	1,437,733
TEPPCO Partners L.P.	109,450	3,813,238
Todco, Class A	186,600	7,101,995
Trico Marine Services, Inc. (b)	7,000	182,000
Union Drilling, Inc. (b)	116,010	1,685,625

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Oil & Gas (continued)
Universal Compression Holdings, Inc. (b)	8,800	$361,856
Valero L.P.	78,050	4,039,868
Veritas DGC, Inc. (b)	16,700	592,683
Whiting Petroleum Corp. (b)	9,300	372,000

		58,292,976

Paper & Related Products (0.2%)
Rock-Tenn Co.	25,600	349,440
Schweitzer-Mauduit International, Inc.	27,400	678,972
Wausau-Mosinee Paper Corp.	24,700	292,695

		1,321,107

Plastics (0.2%)
Myers Industries, Inc.	76,800	1,119,744

Poultry (0.0%)
Gold Kist, Inc. (b)	7,700	115,115

Private Corrections (0.1%)
Geo Group, Inc. (The) (b)	21,300	488,409

Publishing (0.6%)
Banta Corp.	4,700	234,060
Journal Register Co.	10,100	150,995
Meredith Corp.	21,800	1,141,012
ProQuest Co. (b)	47,800	1,334,098
Scholastic Corp. (b)	48,590	1,385,301
Valassis Communications, Inc. (b)	10,500	305,235

		4,550,701

Quarrying (0.0%)
Compass Minerals International, Inc.	12,400	304,296

Racetracks (0.2%)
Speedway Motorsports, Inc.	40,500	1,404,135

Railroads (0.9%)
Florida East Coast Industries, Inc.	130,100	5,512,337
Genesee & Wyoming, Inc. (b)	37,300	1,400,615

		6,912,952

Real Estate (0.4%)
Jones Lang Lasalle, Inc.	14,000	704,900
M/I Homes, Inc.	13,400	544,308
Sirva, Inc. (b)	54,200	433,600
Tejon Ranch Co. (b)	26,250	1,047,900

		2,730,708

13

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Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (8.7%)
Alexander’s, Inc. (b)	3,500	$859,250
American Financial Realty Trust	134,100	1,609,200
American Home Mortgage Investment Corp.	48,389	1,576,030
Anthracite Capital, Inc.	105,200	1,107,756
Ashford Hospitality Trust	274,530	2,879,820
Boykin Lodging Co. (b)	11,300	138,086
Capital Trust, Inc., Class A	9,800	286,944
CarrAmerica Realty Corp.	82,200	2,846,586
Deerfield Triarc Capital Corp.	66,200	906,940
Eagle Materials, Inc.	7,900	966,644
Equity Inns, Inc.	223,900	3,033,845
Extra Space Storage, Inc.	10,200	157,080
First Industrial Realty Trust	58,100	2,236,850
First Potomac Realty Trust	9,100	242,060
Glenborough Realty Trust, Inc.	23,300	421,730
Glimcher Realty Trust	50,500	1,228,160
Government Properties Trust	32,800	306,024
Impac Mortgage Holdings	43,400	408,394
InnKeepers USA Trust	92,700	1,483,200
Jer Investors Trust, Inc.	106,100	1,798,395
Kilroy Realty Corp.	40,000	2,476,000
KKR Financial Corp.	39,400	945,206
Lasalle Hotel Properties	74,700	2,742,984
Lexington Corporate Properties Trust	143,800	3,062,940
LTC Properties, Inc.	54,370	1,143,401
Maguire Properties, Inc.	15,100	466,590
MeriStar Hospitality Corp. (b)	144,800	1,361,120
MFA Mortgage Investments, Inc.	29,600	168,720
Mid-America Apartment Communities, Inc.	59,400	2,880,900
National Health Investors, Inc.	54,500	1,414,820
Nationwide Health Properties, Inc.	90,400	1,934,560
Novastar Financial, Inc.	13,400	376,674
Omega Healthcare Investors, Inc.	104,700	1,318,173
Parkway Properties, Inc.	13,400	537,876
Pennsylvania Real Estate Investment Trust	54,600	2,039,856
Post Properties, Inc.	36,400	1,454,180
Rait Investment Trust	41,800	1,083,456
Republic Property Trust (b)	148,300	1,779,600
Saul Centers, Inc.	26,100	942,210
Senior Housing Properties Trust	55,800	943,578
Sunstone Hotel Investors, Inc.	53,900	1,432,123

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Tanger Factory Outlet Centers	7,000	$201,180
Taubman Centers, Inc.	50,200	1,744,450
Universal Health Realty Income Trust	5,380	168,609
Urstadt Biddle Properties, Class A	5,800	94,018
Ventas, Inc.	201,600	6,455,231

		63,661,449

Rental & Leasing Services (0.4%)
Aaron Rents, Inc.	33,350	703,018
Dollar Thrifty Automotive Group, Inc. (b)	24,300	876,501
Electro Rent Corp. (b)	9,500	141,645
Rent-Way, Inc. (b)	35,500	226,845
United Rentals, Inc. (b)	40,700	951,973

		2,899,982

Research & Development (0.1%)
URS Corp. (b)	13,400	503,974

Restaurants (0.8%)
Bob Evans Farms	1,900	43,814
Jack in the Box, Inc. (b)	29,400	1,026,942
Landry’s Seafood Restaurants, Inc.	42,600	1,137,846
Luby’s Cafeteria, Inc. (b)	13,600	180,880
O’Charleys, Inc. (b)	14,700	227,997
Papa John’s International, Inc. (b)	7,500	444,825
Ruby Tuesday, Inc.	39,000	1,009,710
Ryans Restaurant Group, Inc. (b)	128,400	1,548,504

		5,620,518

Retail (3.2%)
1-800-FLOWERS.Com, Inc. (b)	81,340	522,203
Ann Taylor Stores Corp. (b)	72,000	2,485,441
Brown Shoe Co., Inc.	14,000	594,020
Build-A-Bear-Workshop, Inc. (b)	7,500	222,300
Burlington Coat Factory Warehouse Corp.	5,200	209,092
Cabela’s, Inc., Class A (b)	76,000	1,261,600
Casey’s General Stores, Inc.	12,200	302,560
Cash America International, Inc.	55,900	1,296,321
Charming Shoppes, Inc. (b)	186,500	2,461,800
Cole (Kenneth) Productions, Inc.	12,000	306,000
CSK Auto Corp. (b)	21,600	325,728
Dress Barn, Inc. (b)	26,900	1,038,609
Finish Line (The), Class A	7,400	128,908
Genesco, Inc. (b)	12,300	477,117

14

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GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Retail (continued)
Great Atlantic & Pacific Tea Co., Inc. (The) (b)	14,900	$473,522
Hancock Fabrics, Inc.	400,000	1,628,000
Inland Real Estate Corp.	56,200	831,198
Insight Enterprises, Inc. (b)	12,700	249,047
Jo-Ann Stores, Inc. (b)	15,400	181,720
Lone Star Steakhouse & Saloon	7,900	187,546
Movado Group, Inc.	11,200	204,960
Movie Gallery, Inc.	5,700	31,977
Nautilus Group, Inc.	6,800	126,888
Pantry, Inc. (b)	6,300	296,037
Pathmark Stores, Inc. (b)	18,400	183,816
Payless Shoesource, Inc. (b)	24,300	609,930
Rex Stores Corp. (b)	77,200	1,161,088
Rush Enterprises, Inc., Class A (b)	44,130	656,654
Shoe Carnival, Inc. (b)	7,400	162,208
Skechers U.S.A., Inc. (b)	26,300	402,916
Smart & Final, Inc. (b)	23,700	305,256
Sports Authority, Inc. (The) (b)	4,700	146,311
Stage Stores, Inc.	41,835	1,245,846
Systemax, Inc. (b)	23,200	144,768
Talbots, Inc.	47,600	1,324,232
Too, Inc. (b)	22,000	620,620
Trans World Entertainment Corp. (b)	40,600	231,420
Zale Corp. (b)	14,400	362,160

		23,399,819

Savings & Loans (2.1%)
Bankatlantic Bancorp, Inc.	45,600	638,400
Bankunited Financial Corp.	18,900	502,173
Brookline Bancorp, Inc.	288,150	4,083,085
Commercial Capital Bancorp	12,966	221,978
Dime Community Bancshares	17,950	262,250
First Financial Holdings, Inc.	5,400	165,888
First Niagara Financial Group, Inc.	76,496	1,106,897
First Place Financial Corp.	13,800	331,890
FirstFed Financial Corp. (b)	11,900	648,788
Flagstar Bancorp	22,400	322,560
Franklin Bank Corp. (b)	61,200	1,100,988
ITLA Capital Corp. (b)	5,200	254,020
MAF Bancorp, Inc.	20,443	845,931
Ocwen Financial Corp. (b)	22,600	196,620
Partners Trust Financial Group	41,300	497,665
Sterling Financial Corp.	65,405	1,633,817
Tierone Corp.	33,490	984,941

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Savings & Loans (continued)
Westcorp	19,600	$1,305,556
WSFS Financial Corp.	8,800	539,000

		15,642,447

Semiconductors (1.8%)
Actel Corp. (b)	21,200	269,876
Amkor Technology, Inc. (b)	17,800	99,680
Atmel Corp. (b)	79,300	245,037
Axcelis Technologies, Inc. (b)	242,000	1,154,340
Cirrus Logic, Inc. (b)	31,500	210,420
Cohu, Inc.	14,400	329,328
Conexant Systems, Inc. (b)	30,000	67,800
Credence Systems Corp. (b)	44,800	311,808
DSP Group, Inc. (b)	13,000	325,780
Emulex Corp. (b)	31,200	617,448
Exar Corp. (b)	8,000	100,160
Fairchild Semiconductor Corp. (b)	56,300	952,033
Genesis Microchip, Inc. (b)	36,100	653,049
Integrated Silicon Solution, Inc. (b)	16,400	105,616
Lattice Semiconductor Corp. (b)	199,100	860,112
MKS Instruments, Inc. (b)	24,700	441,883
On Semiconductor Corp. (b)	113,000	624,890
Pericom Semiconductor Corp (b)	7,200	57,384
Photronics, Inc. (b)	18,000	271,080
Semtech Corp. (b)	7,000	127,820
Silicon Image, Inc. (b)	485,950	4,397,848
Skyworks Solutions, Inc. (b)	30,300	154,227
Standard Microsystems Corp. (b)	29,200	837,748
Vitesse Semiconductor Corp. (b)	27,200	52,224

		13,267,591

Telecommunications (1.8%)
Alaska Communications Systems Holdings, Inc.	429,500	4,363,720
Arris Group, Inc. (b)	198,000	1,875,060
Asiainfo Holdings, Inc. (b)	6,500	25,870
Broadwing Corp. (b)	33,880	204,974
C-COR.net Corp. (b)	6,200	30,132
Centennial Communications (b)	21,200	329,024
Ditech Communications Corp. (b)	14,400	120,240
Dobson Communications Corp., Class A (b)	83,500	626,250
Finisar Corp. (b)	77,000	160,160
General Communication, Inc. (b)	20,800	214,864
Level 3 Communications, Inc. (b)	315,900	906,633
MasTec, Inc. (b)	26,500	277,455

15

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GVIT SMALL CAP VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (continued)
MRV Communications, Inc. (b)	17,100	$35,055
Newport Corp. (b)	29,800	403,492
North Pittsburgh Systems, Inc.	10,100	190,587
Polycom, Inc. (b)	102,800	1,572,840
Premiere Global Services, Inc. (b)	129,800	1,055,274
Sycamore Networks, Inc. (b)	32,500	140,400
Talk America Holdings, Inc. (b)	19,300	166,559
Tekelec (b)	30,200	419,780
Utstarcom, Inc. (b)	20,700	166,842

		13,285,211

Textiles (0.2%)
Perry Ellis International, Inc. (b)	68,607	1,303,533
Quiksilver, Inc. (b)	32,900	455,336

		1,758,869

Therapeutics (0.1%)
Avanir Pharmaceuticals, Class A (b)	165,300	568,632
United Therapeutics Corp. (b)	5,100	352,512

		921,144

Tobacco (0.8%)
Alliance One International, Inc.	66,400	258,960
Loews Corp. — Carolina Group	83,000	3,651,170
Universal Corp.	42,900	1,860,144

		5,770,274

Toys (0.1%)
JAKKS Pacific, Inc. (b)	18,500	387,390

Transportation (1.2%)
AMERCO	6,400	461,120
Arkansas Best Corp.	6,600	288,288
Covenant Transport, Inc., Class A (b)	13,000	181,740
Gatx Corp.	30,800	1,111,264
Greenbrier Cos., Inc.	62,600	1,777,840
Hornbeck Offshore Services, Inc. (b)	24,600	804,420
Hub Group, Inc., Class A (b)	40,400	1,428,140
Interpool, Inc.	13,800	260,544
Kirby Corp. (b)	3,700	193,029
Marten Transport Ltd. (b)	3,700	67,414
Offshore Logistics, Inc. (b)	14,000	408,800
Old Dominion Freight Line, Inc. (b)	5,400	145,692
RailAmerica, Inc. (b)	36,800	404,432
SCS Transportation, Inc. (b)	28,000	595,000

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Transportation (continued)
U.S. Xpress Enterprises, Inc. (b)	16,200	$281,556
Werner Enterprises, Inc.	26,300	518,110

		8,927,389

Utilities (4.4%)
American States Water Co.	44,800	1,379,840
Avista Corp.	42,600	754,446
Black Hills Corp.	17,300	598,753
California Water Service Group	7,400	282,902
CH Energy Group, Inc.	11,400	523,260
Charter Communications, Inc. (b)	251,300	306,586
Cincinnati Bell, Inc. (b)	244,200	857,142
Clean Harbors, Inc. (b)	13,000	374,530
Cleco Corp.	32,100	669,285
Commonwealth Telephone Enterprises, Inc.	6,500	219,505
CT Communications, Inc.	44,400	539,016
Duquesne Light Holdings	65,200	1,064,064
El Paso Electric Co. (b)	51,000	1,073,040
Hawaiian Electric Industries, Inc.	140,500	3,638,950
Idacorp, Inc.	31,800	931,740
NICOR, Inc.	45,700	1,796,467
ONEOK, Inc.	102,700	2,734,901
PNM Resource, Inc.	41,050	1,005,315
Sierra Pacific Resources (b)	319,300	4,163,672
SJW Corp.	2,200	100,100
Southwest Gas Corp.	51,900	1,370,160
Southwestern Energy Co. (b)	26,000	934,440
Time Warner Telecom, Inc. (b)	31,600	311,260
Uil Holdings Corp.	3,700	170,163
UniSource Energy Corp.	61,000	1,903,200
Westar Energy, Inc.	223,900	4,813,889

		32,516,626

Wire & Cable Products (0.4%)
Encore Wire Corp. (b)	113,100	2,574,156
General Cable Corp. (b)	24,200	476,740

		3,050,896

Total Common Stocks		718,486,541

MUTUAL FUND (0.1%)
Equity Funds (0.1%)
iShares Russell 2000 Value Index	8,600	566,912

Total Mutual Fund		566,912

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Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT SPONSORED & AGENCY OBLIGATIONS (0.1%)
U.S. Treasury Notes, 2.88%, 11/30/06 (c)	$615,000	$606,472

Total U.S. Government Sponsored & Agency Obligations		606,472

Total Investments (Cost $684,680,720) (a) — 98.3%		719,659,925
Other assets in excess of liabilities — 1.7%		12,716,131

NET ASSETS — 100.0%		$732,376,056

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Collateral for futures.

ADR	American Depositary Receipt

BR	Brazil

CA	Canada

NL	Netherlands

PR	Puerto Rico

At December 31, 2005 the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
18	Russell 2000 Futures	03/16/06	$6,104,700	$(91,010)

See notes to financial statements.

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GVIT SMALL CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $684,680,720)	$719,659,925

Cash	22,509,934
Interest and dividends receivable	1,179,421
Receivable for capital shares issued	321,165
Receivable for investments sold	8,342,451
Prepaid expenses and other assets	2,584

Total Assets	752,015,480

Liabilities:
Payable for investments purchased	18,267,112
Payable for capital shares redeemed	606,375
Payable for variation margin on futures contracts	85,634
Accrued expenses and other payables:
Investment advisory fees	549,790
Fund administration and transfer agent fees	40,397
Distribution fees	9,561
Administrative servicing fees	18,239
Other	62,316

Total Liabilities	19,639,424

Net Assets	$732,376,056

Represented by:
Capital	$693,540,796
Accumulated net investment income (loss)	169,882
Accumulated net realized gain (losses) from investment and futures transactions	3,777,183
Net unrealized appreciation (depreciation) on investments and futures	34,888,195

Net Assets	$732,376,056

Net Assets:
Class I Shares	$634,107,304
Class II Shares	44,096,071
Class III Shares	1,445,191
Class IV Shares	52,727,490

Total	$732,376,056

Shares outstanding (unlimited number of shares authorized):
Class I Shares	54,998,318
Class II Shares	3,857,485
Class III Shares	125,139
Class IV Shares	4,572,642

Total	63,553,584

Net asset value and offering price per share:*
Class I Shares	$11.53
Class II Shares	$11.43
Class III Shares	$11.55
Class IV Shares	$11.53

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$280,513
Dividend income	9,107,979

Total Income	9,388,492

Expenses:
Investment advisory fees	6,659,758
Fund administration and transfer agent fees	548,045
Distribution fees Class II Shares	106,243
Administrative servicing fees Class I Shares	931,346
Administrative servicing fees Class II Shares	59,853
Administrative servicing fees Class III Shares	2,375
Administrative servicing fees Class IV Shares	74,757
Other	442,991

Total expenses before earnings credit	8,825,368
Earnings credit (Note 6)	(63,980)

Total Expenses	8,761,388

Net Investment Income (Loss)	627,104

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	83,990,507
Net realized gains (losses) on futures	352,548

Net realized gains (losses) on investment and futures transactions	84,343,055
Net change in unrealized appreciation/depreciation on investments and futures	(65,820,811)

Net realized/unrealized gains (losses) on investments	18,522,244

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,149,348

See notes to financial statements.

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Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$627,104	$(758,959)
Net realized gains (losses) on investment and futures transactions	84,343,055	134,254,078
Net change in unrealized appreciation/depreciation on investments and futures	(65,820,811)	(7,929,037)

Change in net assets resulting from operations	19,149,348	125,566,082

Distributions to Class I shareholders from:
Net investment income	(423,215)	(1,502)
Net realized gains on investments	(74,221,499)	(52,316,633)
Distributions to Class II shareholders from:
Net investment income	(158)	—
Net realized gains on investments	(5,146,029)	(2,917,493)
Distributions to Class III shareholders from:
Net investment income	(855)	(39)
Net realized gains on investments	(173,428)	(140,747)
Distributions to Class IV shareholders from:
Net investment income	(32,994)	(1,114)
Net realized gains on investment	(6,098,184)	(4,060,239)

Change in net assets from shareholder distributions	(86,096,362)	(59,437,767)

Change in net assets from capital transactions	(57,443,650)	699,628

Change in net assets	(124,390,664)	66,827,943
Net Assets:
Beginning of period	856,766,720	789,938,777

End of period	$732,376,056	$856,766,720

Accumulated net investment income (loss)	$169,882	$—

CAPITAL TRANSACTIONS:
Class I Capital Transactions:
Proceeds from shares issued	$37,905,074	$82,045,644
Dividends reinvested	74,644,664	52,318,109
Cost of shares redeemed	(174,572,041)	(154,125,647)

	(62,022,303)	(19,761,894)

Class II Capital Transactions:
Proceeds from shares issued	13,795,351	22,405,469
Dividends reinvested	5,146,184	2,917,492
Cost of shares redeemed	(12,873,745)	(4,389,395)

	6,067,790	20,933,566

Class III Capital Transactions:
Proceeds from shares issued	534,641	2,497,277
Dividends reinvested	174,282	140,786
Cost of shares redeemed	(1,150,889)	(3,277,456)

	(441,966)	(639,393)

Class IV Capital Transactions:
Proceeds from shares issued	3,596,419	7,649,124
Dividends reinvested	6,131,174	4,061,351
Cost of shares redeemed	(10,774,764)	(11,543,126)

	(1,047,171)	167,349

Change in net assets from capital transactions	$(57,443,650)	$699,628

See notes to financial statements.

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Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Share Transactions:
Issued	3,037,441	6,753,115
Reinvested	6,387,509	4,142,368
Redeemed	(14,193,748)	(12,991,841)

	(4,768,798)	(2,096,358)

Class II Share Transactions:
Issued	1,133,868	1,868,697
Reinvested	444,184	232,284
Redeemed	(1,051,531)	(370,418)

	526,521	1,730,563

Class III Share Transactions:
Issued	43,707	203,927
Reinvested	14,885	11,129
Redeemed	(93,976)	(276,458)

	(35,384)	(61,402)

Class IV Share Transactions:
Issued	290,845	634,685
Reinvested	524,752	321,564
Redeemed	(878,822)	(976,493)

	(63,225)	(20,244)

See notes to financial statements.

20

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT Small Cap Value Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains (Losses)	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$8.70	—	2.44	2.44	—		(0.78)	(0.78)	$10.36	28.28%		$697,860	1.05%		0.04%		1.15%		(0.06%	)	164.87%
Year Ended December 31, 2002	$10.36	—	(2.78)	(2.78)	—		(0.21)	(0.21)	$7.37	(27.16%	)	$467,165	1.11%		0.01%		1.11%		0.01%		127.77%
Year Ended December 31, 2003	$7.37	(0.02)	4.21	4.19	—		—	—	$11.56	56.85%		$715,099	1.11%		(0.18%	)	(k	)	(k	)	126.29%
Year Ended December 31, 2004	$11.56	(0.01)	2.01	2.00	—	(h)	(0.94)	(0.94)	$12.62	17.30%		$754,412	1.11%		(0.09%	)	(k	)	(k	)	132.11%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)		(1.46)	(1.47)	$11.53	3.07%		$634,107	1.12%		0.09%		(k	)	(k	)	188.69%

Class II Shares
Period Ended December 31, 2002(d)	$10.26	—	(2.68)	(2.68)	—		(0.21)	(0.21)	$7.37	(26.46%	)(i)	$1,472	1.32%	(j)	0.13%	(j)	(k	)	(k	)	127.77%
Year Ended December 31, 2003(e)	$7.37	(0.04)	4.20	4.16	—		—	—	$11.53	56.45%		$18,446	1.36%		(0.41%	)	(k	)	(k	)	126.29%
Year Ended December 31, 2004	$11.53	(0.03)	1.99	1.96	—		(0.94)	(0.94)	$12.55	17.00%		$41,804	1.36%		(0.30%	)	(k	)	(k	)	132.11%
Year Ended December 31, 2005	$12.55	(0.02)	0.36	0.34	—	(h)	(1.46)	(1.46)	$11.43	2.78%		$44,096	1.38%		(0.15%	)	(k	)	(k	)	188.69%

Class III Shares
Period Ended December 31, 2002(f)	$10.48	—	(2.89)	(2.89)	—		(0.21)	(0.21)	$7.38	(27.88%	)(i)	$63	1.07%	(j)	0.60%	(j)	(k	)	(k	)	127.77%
Year Ended December 31, 2003(e)	$7.38	(0.01)	4.20	4.19	—		—	—	$11.57	56.78%		$2,568	1.11%		(0.13%	)	(k	)	(k	)	126.29%
Year Ended December 31, 2004	$11.57	(0.01)	2.02	2.01	—	(h)	(0.94)	(0.94)	$12.64	17.37%		$2,029	1.11%		(0.09%	)	(k	)	(k	)	132.11%
Year Ended December 31, 2005	$12.64	0.03	0.35	0.38	(0.01)		(1.46)	(1.47)	$11.55	3.06%		$1,445	1.13%		0.08%		(k	)	(k	)	188.69%

Class IV Shares
Period Ended December 31, 2003(g)	$7.49	(0.01)	4.08	4.07	—		—	—	$11.56	54.34%	(i)	$53,826	1.10%	(j)	(0.18%	)(j)	(k	)	(k	)	126.29%
Year Ended December 31, 2004	$11.56	(0.01)	2.01	2.00	—	(h)	(0.94)	(0.94)	$12.62	17.30%		$58,521	1.11%		(0.08%	)	(k	)	(k	)	132.11%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)		(1.46)	(1.47)	$11.53	3.07%		$52,727	1.12%		0.10%		(k	)	(k	)	188.69%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(e)	Net investment income (loss) is based on average shares outstanding during the period.

(f)	For the period from May 3, 2002 (commencement of operations) through December 31, 2002.

(g)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(h)	The amount is less than $0.005.

(i)	Not annualized.

(j)	Annualized.

(k)	There were no fee reductions during the period.

See notes to financial statements.

21

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the GVIT Small Cap Value Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

22

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities it intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market

23

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2005.

(f)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers, for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated. Below is a list of the subadvisers to the Fund:

Subadvisers*
- The Dreyfus Corporation before September 19, 2005. - JPMorgan Investment Management, Inc. - Epoch Investment Partners, Inc. after September 19, 2005.

24

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, GMF pays fees to the subadvisers. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadvisers is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $200 million	0.90%	0.40%	0.50%
$200 million or more	0.85%	0.40%	0.45%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund and 0.20% of Class IV shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $1,152,519 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems

25

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $1,669.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $1,427,720,669 and sales of $1,562,533,124.

For the year ended December 31, 2005, the Fund had purchases of $680,136 of U.S. Government securities, which are included in the total purchases in the sentence above.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$47,664,992	$38,431,370	$86,096,362	$—	$86,096,362
2004	7,926,952	51,510,815	59,437,767	—	59,437,767

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$8,580,315	$—	$8,580,315	$—	$(1,862,349)	$32,117,294	$38,835,260

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

26

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$687,712,165	$69,871,103	$(37,923,343)	$31,947,760

As of December 31, 2005, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger fund:

Acquired Fund	Amount	Expires
Market Street All Pro Small Cap Value	$1,862,349	2011

27

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Small Cap Value Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

28

Supplemental Information (Unaudited)

1. Other Federal Tax Information

The Fund designates $38,431,370 as long term capital gain distributions for the maximum 15% income tax rate.

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

TRUSTEES AND OFFICERS OF THE TRUST

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

30

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

31

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

32

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

33

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34

GVIT Small Cap Growth Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

GVIT Small Cap Growth Fund

For the annual period ended Dec. 31, 2005, the GVIT Small Cap Growth Fund (Class I at NAV) returned 8.09% versus 4.15% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds was 7.50%.

The Fund is subadvised by Oberweis Asset Management, Inc. and Waddell & Reed Investment Management Co., which returned 5.10% and 14.39% for their respective sleeves of the Fund.

Oberweis	Asset Management, Inc.

The year 2005 will surely be remembered for its unpredictable events. Prices for commodities, oil and gold surged amid continued geopolitical uncertainties, increased demand in Asia, supply disruptions associated with natural disasters in the United States, and fears of a global pandemic. Hurricane Katrina wreaked havoc in the lives of many people in New Orleans and the Mississippi Delta. While residents in the Indian-Ocean countries were still struggling to cope with the aftermath of the tsunami that ravaged the region in late December 2004, Pakistan was hit with a fierce earthquake that took the lives of 79,000 people. Added to these, the outbreak of avian influenza (also known as bird flu) spurred fears of a global pandemic, should the virus mutate and spread from person to person.

On a sector basis, the sleeve remains overweighted in the health-care and technology sectors. Health care accounted for an average weighting of 29.6% versus 19.8% for the benchmark, the Russell 2000® Growth Index. Technology holdings represented an average weighting of 25.3% for the sleeve versus 18.1% for the benchmark. Consumer discretionary was weighted quite similarly to its counterpart, with a 21.1% allocation for the sleeve versus 22.6% for the benchmark. The sleeve’s average weighting in energy (comprising integrated oils and other energy) was 8.2% versus 6.3% for the benchmark.

Some of the top contributors to the sleeve’s performance for the year included aQuantive, Inc.; LCA-Vision Inc.; and Hansen Natural Corp. As a provider of digital marketing solutions and Internet-based advertising services, aQuantive experienced a faster-than-expected transition in corporate spending from traditional media advertising, such as print and television ads, toward digital advertising solutions such as pay-for-search, leading to a successful year for the company. LCA-Vision operates value-priced vision correction centers; due to the increased popularity of laser vision correction and increased market share for LCA-Vision, the company grew profits by an estimate of more than 40% in 2005, not including December, which had yet to be reported at the time of this writing. Hansen Natural markets and distributes energy drinks, natural sodas and fruit juices. Energy drinks led the company’s sales to increase 60% in 2004, and, with one quarter not yet reported in 2005, will lead to an estimated 80% in sales in 2005. Based on Hansen’s valuation, we sold our position in the stock.

In contrast, the leading detractors from the sleeve’s performance for the year included Altiris, Inc.; Audible, Inc.; and Silicon Image, Inc. Altiris provides software to manage information technology infrastructure for major corporations. As IT spending fell below expectations in 2005 and competition intensified for Altiris’ product offering, the company’s stock experienced a price-to-earnings multiple contraction. Audible sells non-music digital content (such as books on tape) for personal music players. Although we continue to like Audible’s product, the sales ramp has been slower than expected, and we believe that the company’s partnership with Apple Computer, Inc. has begun to deteriorate. Silicon Image experienced a profit margin contraction, attributable to the semiconductor cycle as well as intensified product competition. We have sold all three positions out of the sleeve’s portfolio.

We believe that investing in a diversified portfolio of well-selected high-growth companies, purchased at reasonable valuations, should produce enhanced long-term performance for our clients.

Waddell & Reed Investment Management Co.

Small-capitalization stocks recorded their third-straight positive year, with the Russell 2000® Growth Index gaining 4.15% in 2005. During the reporting period, the sleeve produced strong returns on both an absolute and relative basis. Energy and energy-related services stocks remained the focus for much of the year due to rising energy prices. Although these sectors fell off during the fourth quarter, they contributed the majority of positive returns in the market during the reporting period. We continued to participate (with an underweight position) in these historically cyclical and volatile sectors, which slightly hurt returns on the margin.

Similar to the investment activity of 2004, mainstream strategies outperformed their speculative counterparts in 2005 as investors shied away from lower-quality companies. In particular, companies with market capitalizations under $500 million produced, on average, a negative annual return. Stocks priced under $5 per share registered a return of -15.7% for 2005, and non-earnings companies also posted a negative return. Nowhere was this more evident than in the technology sector, which, for the second consecutive year, was the greatest disappointment and most significant underperformer in 2005. Our technology underweight, along with strong relative stock selection within the sector, served as a strong contributor to sleeve performance.

The sleeve’s participation in the consumer discretionary sector also contributing to the sleeve’s outperformance of the benchmark;

1

leading holdings included O’Reilly Automotive, Inc. and Vail Resorts, Inc. As one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, O’Reilly Automotive enjoyed strong sales. The company is the leader in square footage growth within the industry, which has helped it to outperform its rivals. In early summer, O’Reilly declared a 2-for-1 stock split in the form of 100% stock dividend. Record revenues and earnings for the third quarter of 2005 marked 48 quarters of record earnings since O’Reilly went public in April 2003. Vail Resorts, based in Vail, Colo., owns ski areas such as Vail, Keystone, Beaver Creek and Breckenridge in the state, and one called Heavenly on the California-Nevada border. The resort company plans to focus its efforts on hotel management rather than ownership and has sold off some of its valuable properties, such as the 88-room Snake River Lodge & Spa, for more than $30 million. For Vail’s fiscal year ended July 31, 2005, revenues were up 8.2% over the previous fiscal year with a net income of $23.1 million compared to a net loss of $6.0 million the previous year.

We remain concerned that a rise in interest rates and energy prices could still provide a tipping point for the economy’s three-year-old recovery. For that reason, the attributes of quality, which are primarily visibility and sustainability, continue to be our prime focus for portfolio incorporation.

Portfolio Managers:

Oberweis Asset Management, Inc: James W. Oberweis

Waddell & Reed Investment Management Co.: Mark G. Seferovich, Kenneth McQuade

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved, or that a diversified portfolio will produce better returns than a non-diversified portfolio.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the largest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	GVIT Small Cap Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	8.09%	-0.42%	8.12%
Class II4	7.73%	-0.68%	7.89%
Class III[4]	8.00%	-0.55%	8.02%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on May 1, 1999.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of the Class II shares (March 7, 2002) and Class III shares (July 5, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class III shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the GVIT Small Cap Growth Fund, the Russell 2000 Growth Index (Russell 2000 Growth)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	GVIT Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual	Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical	Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

			Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
GVIT Small Cap Growth Fund
Class I	Actual		$1,000.00	$1,090.50	$6.48	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class II	Actual		$1,000.00	$1,088.50	$7.74	1.47%
	Hypothetical	[1]	$1,000.00	$1,017.59	$7.50	1.47%
Class III	Actual		$1,000.00	$1,089.70	$6.58	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	GVIT Small Cap Growth Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	97.1%
Cash Equivalents	3.1%
Other Investments*	10.6%
Liabilities in excess of other assets**	-10.8%

100.0%

Top Holdings***
American Healthways, Inc.	1.9%
ITT Educational Services, Inc.	1.9%
Checkfree Corp.	1.9%
Getty Images, Inc.	1.9%
FactSet Research Systems, Inc.	1.9%
Ceradyne, Inc.	1.8%
O’Reilly Automotive, Inc.	1.8%
Jamdat Mobile, Inc.	1.7%
Corporate Executive Board Co. (The )	1.7%
Financial Federal Corp.	1.6%
Other Holdings	81.9%

100.0%

Top Industries
Financial Services	7.2%
Computer Services, Software & Systems	7.0%
Oil & Gas	4.8%
Auto Parts & Equipment	4.3%
Advertising Agencies	4.2%
Communications Technology	3.9%
Computer Software & Services	3.8%
Medical & Dental Instruments & Supplies	3.7%
Machinery, Equipment, & Supplies	3.6%
Drugs and Pharmaceuticals	3.4%
Other Industries	54.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (97.1%)
Advertising Agencies (4.2%)
aQuantive, Inc. (b)	71,102	$1,794,614
Focus Media Holding, Ltd.-ADR (b)	76,900	2,596,914
ValueClick, Inc. (b)	81,449	1,475,041
Ventiv Health, Inc. (b)	38,771	915,771

		6,782,340

Advertising Services (1.9%)
Getty Images, Inc. (b)	33,750	3,012,863

Auto Parts & Equipment (4.3%)
Gentex Corp.	117,400	2,289,300
LKQ Corp. (b) (c)	52,697	1,824,370
O’Reilly Automotive, Inc. (b)	89,400	2,861,694

		6,975,364

Biotechnology Research & Production (2.4%)
Adams Respiratory Therapeutics, Inc. (b)	38,100	1,549,145
Anika Therapeutics, Inc. (b)	11,824	138,223
Arthrocare Corp. (b)	34,700	1,462,258
Palomar Medical Technologies, Inc. (b)	15,000	525,600
Vnus Medical Technologies (b)	24,204	202,830

		3,878,056

Casinos & Gambling (1.1%)
Scientific Games Corp. (b)	64,400	1,756,832

Commercial Information Services (1.3%)
Irobot Corp. (b)	38,000	1,266,540
LECG Corp. (b)	50,671	880,662

		2,147,202

Commercial Services (1.2%)
CoStar Group, Inc. (b) (c)	30,800	1,329,636
Vertrue, Inc. (b)	18,150	641,240

		1,970,876

Communications Technology (3.9%)
AudioCodes Ltd. (b)	82,876	919,924
Comtech Telecommunications (b)	20,481	625,490
Essex Corp. (b)	31,600	538,780
Glenayre Technologies, Inc. (b)	191,555	622,554
Ixia (b)	48,573	717,909
Orckit Communications Ltd. (b)	41,528	1,012,452

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Communications Technology (continued)
TALX Corp.	22,131	$1,011,608
Veritas DGC, Inc. (b)	25,053	889,131

		6,337,848

Computer Services, Software & Systems (7.0%)
Blue Coat Systems, Inc. (b)	25,241	1,154,018
Concur Technologies, Inc. (b)	65,400	843,006
Jupiter Media Corp. (b)	45,518	672,756
Merge Technologies, Inc. (b)	43,044	1,077,822
Online Resources Corp. (b)	94,370	1,042,789
Openwave Systems, Inc. (b)	66,379	1,159,640
PDF Solutions, Inc. (b)	53,746	873,373
Rackable Systems, Inc. (b)	36,300	1,033,824
Retalix Ltd. (b)	17,100	418,266
RightNow Technologies, Inc. (b)	49,196	908,158
Safenet, Inc. (b)	24,823	799,797
Vasco Data Security International, Inc. (b)	77,700	766,122
Zoran Corp. (b)	27,400	444,154

		11,193,725

Computer Software & Services (3.8%)
Avid Technology, Inc. (b)	21,600	1,182,816
Cerner Corp. (b)	22,150	2,013,657
EPIQ Systems, Inc. (b) (c)	44,910	832,631
MicroStrategy, Inc. (b) (c)	26,600	2,200,884

		6,229,988

Computer Technology (1.6%)
M-Systems Flash Disk Pioneers Ltd. (b)	26,465	876,521
Trident Microsystems, Inc. (b)	98,200	1,767,600

		2,644,121

Construction & Engineering (1.1%)
Chicago Bridge & Iron Co.	71,200	1,794,952

Consulting Services (0.5%)
CRA International, Inc. (b)	18,046	860,614

Consumer Electronics (2.2%)
Jamdat Mobile, Inc. (b) (c)	103,041	2,738,830
Websidestory, Inc. (b)	45,700	828,541

		3,567,371

Consumer Products (0.4%)
USANA Health Sciences, Inc. (b)	17,187	659,293

Cosmetics (0.4%)
Parlux Fragrances, Inc. (b)	20,770	634,108

6

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Diversified Financial Services (0.9%)
Euronet Worldwide, Inc. (b)	54,447	$1,513,627

Drugs and Pharmaceuticals (3.4%)
First Horizon Pharmaceutical Corp. (b)	37,848	652,878
Kos Pharmaceuticals, Inc. (b)	46,880	2,425,102
Salix Pharmaceuticals, Inc. (b)	46,808	822,885
United Therapeutics Corp. (b)	23,686	1,637,176

		5,538,041

E-Commerce & Services (1.2%)
Ctrip.com International Ltd. ADR	11,105	641,314
Provide Commerce, Inc. (b) (c)	40,900	1,354,199

		1,995,513

Education (1.9%)
ITT Educational Services, Inc. (b)	52,700	3,115,097

Educational Software (1.2%)
Blackboard, Inc. (b) (c)	68,300	1,979,334

Electronics (0.5%)
Cree, Inc. (b) (c)	31,250	788,750

Electronics & Medical Systems (1.5%)
Aspect Medical Systems, Inc. (b)	27,059	929,477
Intralase Corp. (b)	29,557	527,001
Syneron Medical Ltd. (b)	30,066	954,595

		2,411,073

Electronics & Semiconductors (2.1%)
Kanos Communications, Inc. (b)	29,500	434,830
Saifun Semiconductors Ltd. (b)	30,800	969,276
Silicon Motion Technology Corp. ADR (b)	66,121	793,452
Supertex, Inc. (b)	11,200	495,600
Tessera Technologies, Inc. (b)	24,644	637,047

		3,330,205

Entertainment Software (0.8%)
Take-Two Interactive Software, Inc. (b) (c)	72,390	1,281,303

Financial Services (7.2%)
Arch Capital Group (b)	14,500	793,875
City National Corp.	13,200	956,208
Corporate Executive Board Co. (The )	30,000	2,690,999
FactSet Research Systems, Inc. (c)	72,875	2,999,534
Financial Federal Corp. (c)	60,050	2,669,223

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Financial Services (continued)
Mercantile Bank Corp.	8,853	$340,841
Nelnet, Inc., Class A (b)	100	4,068
Tradestation Group, Inc. (b)	81,800	1,012,684

		11,467,432

Food & Beverage (1.0%)
J.M. Smucker Co. (The)	35,700	1,570,800

Health Care Facilities (2.9%)
American Healthways, Inc. (b) (c)	69,823	3,159,491
LCA-Vision, Inc.	34,092	1,619,711

		4,779,202

Health Care Management Services (0.3%)
Centene Corp. (b)	17,227	452,898

Health Care Products (0.7%)
PSS World Medical, Inc. (b) (c)	75,000	1,113,000

Health Care Services (2.7%)
Adeza Biomedical Corp. (b)	57,200	1,204,060
AmSurg Corp. (b) (c)	61,900	1,415,034
Dendrite International, Inc. (b) (c)	90,500	1,304,105
LHC Group, Inc. (b)	25,365	442,112

		4,365,311

Healthcare Products (0.7%)
ICU Medical, Inc. (b)	27,600	1,082,196

Home Building (0.5%)
Desarrolladora Homex SA de CV (b)	27,447	842,074

Hotels & Motels (0.7%)
Gaylord Entertainment Co. (b) (c)	27,100	1,181,289

Internet (2.8%)
Checkfree Corp. (b)	66,306	3,043,445
Ivillage, Inc. (b)	46,900	376,138
Stamps.com, Inc. (b) (c)	51,385	1,179,800

		4,599,383

Jewelry (0.3%)
Charles & Colvard Ltd.	26,901	543,400

Machinery, Equipment, & Supplies (3.6%)
A.S.V., Inc. (b)	73,992	1,848,320
Bucyrus International, Inc., Class A	39,900	2,102,731
Lufkin Industries	18,600	927,582
TurboChef Technologies, Inc. (b)	71,243	1,023,049

		5,901,682

7

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Medical & Dental Instruments & Supplies (3.7%)
American Science & Engineering, Inc. (b)	15,550	$969,854
Kyphon, Inc. (b) (c)	61,590	2,514,719
Laserscope (b)	15,347	344,694
Lifecell Corp. (b)	94,417	1,800,532
Quidel Corp. (b)	34,200	367,992

		5,997,791

Medical Products (1.1%)
Allscripts Healthcare Solutions, Inc. (b) (c)	98,400	1,318,560
Martek Biosciences Corp. (b) (c)	20,200	497,122

		1,815,682

Miscellaneous Materials & Processing (1.8%)
Ceradyne, Inc. (b)	67,266	2,946,251

Multi-Line Insurance (0.6%)
HealthExtras, Inc. (b)	41,700	1,046,670

Offshore Drilling (0.8%)
Bronco Drilling Co., Inc. (b)	54,800	1,260,948

Oil & Gas (4.8%)
ATP Oil & Gas Corp. (b)	37,891	1,402,346
Bill Barrett Corp. (b) (c)	20,300	783,783
Carrizo Oil & Gas, Inc. (b)	82,905	2,048,583
Newfield Exploration Co. (b)	41,500	2,077,904
Petrohawk Energy Corp. (b)	31,600	417,752
Pioneer Drilling Co. (b)	23,300	417,769
Whiting Petroleum Corp. (b)	16,912	676,480

		7,824,617

Oil Wells Services & Equipment (0.6%)
Drill-Quip, Inc. (b)	19,400	915,680

Pharmaceuticals (0.9%)
Aspreva Pharmaceuticals Corp. (b)	38,900	611,508
Viropharma, Inc. (b)	46,400	860,720

		1,472,228

Printing (0.2%)
VistaPrint Ltd. (b)	12,500	284,425

Resorts & Theme Parks (1.2%)
Vail Resorts, Inc. (b) (c)	61,100	2,018,133

Retail (0.9%)
Fossil, Inc. (b) (c)	65,250	1,403,528

Software & Services (0.7%)
Blackbaud, Inc.	64,600	1,103,368

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Sporting & Recreational Goods (0.3%)
Zumiez, Inc. (b)	12,500	$540,250

Textile & Apparel (0.6%)
Volcom, Inc. (b)	27,300	928,473

Transportation (2.7%)
J.B. Hunt Transport Services, Inc.	100,200	2,268,528
Kansas City Southern Industries, Inc. (b)	86,250	2,107,088

		4,375,616

Veterinary Diagnostics (1.1%)
VCA Antech, Inc. (b)	60,500	1,706,100

Wholesale & International Trade (0.9%)
Central European Distribution Corp. (b)	35,100	1,408,913

Total Common Stocks		157,345,836

CASH EQUIVALENTS (3.1%)
Investments in repurchase agreements (collateralized By U.S. Government Agency Mortgages in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $5,069,837)	$5,067,506	5,067,506

Total Cash Equivalents		5,067,506

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (10.6%)
Pool of short-term securities for Gartmore Variable Insurance Trust — note 2 (Securities Lending)	17,168,576	17,168,576

Total Short Term Securities Held as Collateral for Securities Lending		17,168,576

Total Investments (Cost $138,046,479) (a) — 110.8%		179,581,918

Liabilities in excess of other assets — (10.8)%		(17,543,554)

NET ASSETS — 100.0%		$162,038,364

8

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Represents non-income producing securities.

(c)	All or part of the security was on loan as of December 31, 2005.

ADR	American Depositary Receipt

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $132,978,973)	$174,514,412
Repurchase agreements, at cost and value	5,067,506

Total Investments	179,581,918

Cash	401
Interest and dividends receivable	34,503
Receivable for capital shares issued	3,493
Receivable for investments sold	728,994
Prepaid expenses and other assets	484

Total Assets	180,349,793

Liabilities:
Payable for investments purchased	672,068
Payable for capital shares redeemed	297,220
Payable for return of collateral received for securities on loan	17,168,576
Accrued expenses and other payables:
Investment advisory fees	134,534
Fund administration and transfer agent fees	8,815
Distribution fees	4,234
Administrative servicing fees	10,490
Other	15,492

Total Liabilities	18,311,429

Net Assets	$162,038,364

Represented by:
Capital	$164,959,886
Accumulated net investment income (loss)	—
Accumulated net realized gain (losses) from investments	(44,456,961)
Net unrealized appreciation (depreciation) on investments	41,535,439

Net Assets	$162,038,364

Net Assets:
Class I Shares	$141,684,344
Class II Shares	19,521,332
Class III Shares	832,688

Total	$162,038,364

Shares outstanding (unlimited number of shares authorized):
Class I Shares	8,913,367
Class II Shares	1,239,965
Class III Shares	52,694

Total	10,206,026

Net asset value and offering price per share:*
Class I Shares	$15.90
Class II Shares	$15.74
Class III Shares	$15.80

*Not	subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$265,057
Dividend income	236,476
Income from securities lending	99,905

Total Income	601,438

Expenses:
Investment advisory fees	1,476,914
Fund administration and transfer agent fees	111,213
Distribution fees Class II Shares	40,689
Administrative servicing fees Class I Shares	198,633
Administrative servicing fees Class II Shares	22,108
Administrative servicing fees Class III Shares	1,319
Other	87,529

Total expenses before earnings credit	1,938,405
Earnings credit (Note 6)	(618)

Total Expenses	1,937,787

Net Investment Income (Loss)	(1,336,349)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	9,880,349
Net change in unrealized appreciation/depreciation on investments	2,054,166

Net realized/unrealized gains (losses) on investments	11,934,515

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,598,166

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GVIT SMALL CAP GROWTH FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$(1,336,349)	$(1,415,886)
Net realized gains (losses) on investment transactions	9,880,349	11,561,717
Net change in unrealized appreciation/depreciation on investments	2,054,166	10,003,116

Change in net assets resulting from operations	10,598,166	20,148,947

Change in net assets from capital transactions	(22,008,335)	(13,497,910)

Change in net assets	(11,410,169)	6,651,037
Net Assets:
Beginning of period	173,448,533	166,797,496

End of period	$162,038,364	$173,448,533

Accumulated net investment income (loss)	$—	$—

CAPITAL TRANSACTIONS:
Class I Capital Transactions:
Proceeds from shares issued	$54,670,402	$65,684,679
Cost of shares redeemed	(78,750,506)	(84,230,503)

	(24,080,104)	(18,545,824)

Class II Capital Transactions:
Proceeds from shares issued	8,239,519	8,459,820
Cost of shares redeemed	(5,935,905)	(3,277,063)

	2,303,614	5,182,757

Class III Capital Transactions:
Proceeds from shares issued	255,322	768,352
Cost of shares redeemed	(487,167)	(903,195)

	(231,845)	(134,843)

Change in net assets from capital transactions	$(22,008,335)	$(13,497,910)

SHARE TRANSACTIONS:
Class I Share Transactions:
Issued	3,701,411	4,955,945
Redeemed	(5,428,371)	(6,417,401)

	(1,726,960)	(1,461,456)

Class II Share Transactions:
Issued	559,291	657,393
Redeemed	(409,024)	(252,516)

	150,267	404,877

Class III Share Transactions:
Issued	17,732	59,336
Redeemed	(33,167)	(67,004)

	(15,435)	(7,668)

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

GVIT Small Cap Growth Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$16.24	(0.07)	(1.69)	(1.76)	$14.48	(10.84%	)	$143,982	1.30%		(0.65%	)	1.43%		(0.78%	)	124.61%
Year Ended December 31, 2002	$14.48	(0.11)	(4.71)	(4.82)	$9.66	(33.29%	)	$100,308	1.35%		(1.03%	)	1.35%		(1.03%	)	165.97%
Year Ended December 31, 2003	$9.66	(0.11)	3.42	3.31	$12.97	34.27%		$156,978	1.34%		(1.03%	)	(h	)	(h	)	121.69%
Year Ended December 31, 2004	$12.97	(0.12)	1.86	1.74	$14.71	13.42%		$156,535	1.21%		(0.90%	)	(h	)	(h	)	112.22%
Year Ended December 31, 2005	$14.71	(0.13)	1.32	1.19	$15.90	8.09%		$141,684	1.22%		(0.83%	)	(h	)	(h	)	58.28%

Class II Shares
Period Ended December 31, 2002(d)	$13.59	(0.04)	(3.92)	(3.96)	$9.63	(29.14%	)(f)	$1,652	1.63%	(g)	(1.33%	)(g)	(h	)	(h	)	165.97%
Year Ended December 31, 2003	$9.63	(0.09)	3.37	3.28	$12.91	34.06%		$8,842	1.59%		(1.29%	)	(h	)	(h	)	121.69%
Year Ended December 31, 2004	$12.91	(0.12)	1.82	1.70	$14.61	13.17%		$15,917	1.47%		(1.16%	)	(h	)	(h	)	112.22%
Year Ended December 31, 2005	$14.61	(0.14)	1.27	1.13	$15.74	7.73%		$19,521	1.46%		(1.08%	)	(h	)	(h	)	58.28%

Class III Shares
Period Ended December 31, 2002(e)	$10.95	(0.04)	(1.29)	(1.33)	$9.62	(12.15%	)(f)	$17	1.27%	(g)	(0.94%	)(g)	(h	)	(h	)	165.97%
Year Ended December 31, 2003	$9.62	(0.05)	3.33	3.28	$12.90	34.10%		$978	1.34%		(1.04%	)	(h	)	(h	)	121.69%
Year Ended December 31, 2004	$12.90	(0.14)	1.87	1.73	$14.63	13.41%		$996	1.21%		(0.91%	)	(h	)	(h	)	112.22%
Year Ended December 31, 2005	$14.63	(0.14)	1.31	1.17	$15.80	8.00%		$833	1.23%		(0.84%	)	(h	)	(h	)	58.28%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from March 7, 2002 (commencement of operations) through December 31, 2002.

(e)	For the period from July 5, 2002 (commencement of operations) through December 31, 2002.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the GVIT Small Cap Growth Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt (including defaulted issues) and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee,

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$1,500,000	4.31%	01/03/06
Funding Agreement — GIC	GE Life and Annuity	1,000,000	4.47%	01/17/06
Master Note — Floating	CDC Financial Product Inc.	1,750,000	4.35%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	4,200,000	4.35%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	3,000,000	4.35%	01/03/06
Medium Term Note — Floating	General Electric Capital Corp.	1,000,114	4.46%	03/08/06
Medium Term Note — Floating	Tango Finance Corp.	999,608	4.39%	01/03/06
Repurchase Agreement	Nomura Securities	3,718,854	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$16,668,450	$17,168,576

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify to or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers, for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated.

Below is a list of the subadvisers to the Fund:

Subadvisers
- Waddell & Reed Investment Management Company - Oberweis Asset Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.95% based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, GMF pays fees of 0.60% to the subadvisers.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $232,861 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $86,764,899 and sales of $104,112,913.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

There were no distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004.

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$ —	$—	$—	$—	$(44,056,392)	$41,134,870	$(2,921,522)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$138,447,048	$44,466,662	$(3,331,792)	$41,134,870

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$10,248,556	2009
26,551,716	2010
7,256,120	2011

19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Small Cap Growth Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

TRUSTEES AND OFFICERS OF THE TRUST

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

25

Gartmore GVIT Worldwide Leaders Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

8	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Worldwide Leaders Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Worldwide Leaders Fund (Class I at NAV) returned 19.34% versus 10.02% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fun’s Lipper peer category of Global Core Funds was 11.54%.

International equity markets witnessed another year of positive growth, with emerging markets once again the strongest performers. The markets in Russia, South Korea, Brazil and Turkey all produced returns above 50%. In the developed world, Canada and Japan were the year’s biggest surprises, as these markets surged 28.8% and 25.6%, respectively. Europe was somewhat quieter, although elevated oil prices supported Norway. The larger German and French markets disappointed; economic data tended to weigh on these markets, as high unemployment left consumers sidelined.

Although the Fund is managed as a concentrated fund, in which stock selection is more important than broader themes, the Fund’s exposure to the information technology sector made a significant contribution to relative performance during the period. This was reflected primarily through two key positions—our holdings in Apple Computer, Inc. and Hynix Semiconductor Inc.

Apple surprised analysts repeatedly with the strength of its sales of the iPod music player and, of late, the iPod nano, a smaller version of the iPod. Sales for the Christmas period exceeded 14 million units as well as almost everyone’s expectations. Apple shares, therefore, rose nearly 95% during the year as investors re-evaluated their expectations for the stock. The turnaround in fortunes for the firm has been so large during the past two years that Apple’s market capitalization now rivals that of Dell Inc. We continue to believe that further gains can be made as Apple tempts iPod users to purchase its other products, such as computers and notebooks.

Hynix Semiconductor, by contrast, has had a more difficult time, especially because it has been administered by its creditors after near-bankruptcy in 2002. The turnaround in Hynix’s fortunes has seen the firm emerge from special measures much earlier than expected. Although a public offering in October was undersubscribed by investors, Hynix later announced an agreement with Apple to supply crucial NAND flash components until 2010. Hynix has since claimed it will increase these higher-margin components to 40% of output from 30% in 2006. Hynix shares more than doubled in price during the year, particularly during the months of May, June, July and December. In local currency terms, the share price opened the year at 11,650 won and closed the year at 35,300 won. Our overweight position in the stock therefore added value to the Fund.

Consumer discretionary stocks were notable detractors from Fund performance. Two media companies were the primary culprits—U.S. firm News Corp. and U.K. firm ITV plc. We held News Corp., owned by Australian entrepreneur Rupert Murdoch, as the firm was relisted from Australia to the United States. We expected the higher levels of liquidity and analyst coverage to lead to a rise in the firm’s stock price. However, corporate governance concerns weighed on the price. Further bad news for News Corp. included the loss of the number-one spot by the flagship Fox Television network after the station’s shows failed to excite viewer interest. In the United Kingdom, ITV appeared likely to participate in consolidation of the media sector. However, the firm was hit by a series of downgrades as it failed to respond adequately to falling advertising revenues and competition from digital channels.

The most important change to the Fund’s positioning at the country level during the year was a move to overweight in Japan following Prime Minister Junichiro Koizumi’s victory in snap elections (i.e., elections called and held quickly). The market had been waiting for a catalyst such as Koizumi’s popular mandate and has since risen rapidly. The Fund has holdings such as office rental firm Mitsui Fudosan Co., Ltd. and banking firm Mitsubishi UFJ Financial Group, Inc., to gain exposure to the recovering Japanese property sector. The Fund’s position in Mitsui Fudosan made a significant contribution to Fund outperformance, while our holdings in Mitsubishi were moderately positive for performance. Elsewhere, the Fund is overweight in Korea through its position in Samsung Electronics Co. Ltd., which featured among our more successful positions.

Looking ahead, the Fund remains biased toward cyclical sectors such as luxury goods and industrials, notably capital goods. The Fund also remains overweight in selected technology stocks. The Fund is notably underweight in the health-care sector, given its legal and regulatory risks; the utilities sector, as the rate cycle turns to tightening in Europe; and the energy sector, where valuations appear increasingly stretched.

Portfolio Manager: Neil Rogan

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

1

Gartmore GVIT Worldwide Leaders Fund

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of global developed-market equities.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Worldwide Leaders Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	19.34%	2.61%	4.90%
Class III[4]	19.34%	2.61%	4.90%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on October 31, 1997.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until Class III shares (July 5, 2002) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Worldwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

			Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Worldwide Leaders Fund
Class I	Actual		$1,000.00	$1,186.20	$7.05	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.28%
Class III	Actual		$1,000.00	$1,186.20	$7.05	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Worldwide Leaders Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.7%
Cash Equivalents	0.3%
Other Investments*	6.9%
Liabilities in excess of other assets**	-6.9%

100.0%

Top Holdings***
UniCredito Italiano SPA	5.4%
Lloyds TSB Group PLC	4.9%
JP Morgan Chase & Co.	4.5%
Adidas-Salomon AG	4.2%
J.B. Hunt Transport Services, Inc.	4.1%
J.C. Penny, Inc.	4.1%
Mitsubishi UFJ Financial Group, Inc.	4.0%
Apple Computer, Inc.	4.0%
Coach, Inc.	3.9%
Groupe Danone	3.7%
Other Holdings	57.2%

100.0%

Top Industries
Financial Services	15.1%
Banking	10.3%
Telecommunications	9.4%
Retail	7.9%
Consumer Goods	7.1%
Transportation	6.7%
Computer Software & Services	6.3%
Real Estate	6.2%
Electronics	4.5%
Food Products & Services	3.7%
Other Industries	22.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statement of Investments — December 31, 2005

	Shares	Value

COMMON STOCKS (99.7%)
AUSTRALIA (3.2%)
Coal (0.9%)
Excel Coal Ltd. (c) (d)	83,931	$391,748

Computer Software & Services (2.3%)
Computershare Ltd. (c)	214,270	1,063,371

		1,455,119

FRANCE (4.7%)
Chemicals (1.0%)
Rhodia SA (b) (c)	214,000	457,327

Food Products & Services (3.7%)
Groupe Danone (c) (d)	15,800	1,658,386

		2,115,713

GERMANY (4.2%)
Consumer Goods (4.2%)
Adidas-Salomon AG (c)	10,050	1,904,388

IRELAND (2.2%)
Airlines (2.2%)
Ryanair Holdings PLC ADR (b)	17,500	979,825

ITALY (5.4%)
Banking (5.4%)
UniCredito Italiano SPA (c)	356,500	2,457,245

JAPAN (19.6%)
Electronics (3.3%)
Toshiba Corp. (c) (d)	248,000	1,482,282

Financial Services (7.5%)
Matsui Securities Co. Ltd. (c) (d)	64,800	899,083
Mitsubishi UFJ Financial Group, Inc. (c)	134	1,825,011
Mizuho Financial Group, Inc. (c)	84	666,806

		3,390,900

Real Estate (6.2%)
Mitsui Fudosan Co. Ltd. (c)	76,000	1,538,868
Sumitomo Realty & Development Co. Ltd. (c)	58,000	1,259,885

		2,798,753

Steel & Producers (2.6%)
Sumitomo Metal Industries Ltd. (c)	312,000	1,195,362

		8,867,297

	Shares	Value

COMMON STOCKS (continued)
SOUTH KOREA (2.2%)
Electronics (1.2%)
Samsung Electronics Co. Ltd. GDR	1,600	$526,800

Semiconductors (1.0%)
Samsung Electronics Co. Ltd. (c)	710	457,169

		983,969

SWITZERLAND (3.1%)
Financial Services (3.1%)
Julius Baer Holding Ltd. (c)	19,975	1,416,841

UNITED KINGDOM (14.3%)
Aerospace & Defense (2.3%)
BAE Systems PLC (c)	159,800	1,050,188

Banking (4.9%)
Lloyds TSB Group PLC (c)	267,000	2,235,148

Pharmaceuticals (2.9%)
AstraZeneca PLC (c)	27,000	1,312,042

Telecommunications (3.3%)
O2 PLC (c)	447,200	1,520,366

Water & Sewerage Services (0.9%)
Pennon Group PLC (c)	19,538	398,485

		6,516,229

UNITED STATES (40.8%)
Computer Software & Services (4.0%)
Apple Computer, Inc. (b)	25,300	1,818,817

Consumer Goods (2.9%)
The Procter & Gamble Co.	23,174	1,341,326

Entertainment (0.6%)
CKX, Inc. (b)	19,900	258,700

Financial Services (4.5%)
JP Morgan Chase & Co.	51,400	2,040,066

Machinery & Equipment (3.0%)
Caterpillar, Inc.	23,900	1,380,703

Medical Systems (2.1%)
Davita, Inc. (b)	18,500	936,840

Restaurants (3.0%)
McDonald’s Corp.	39,800	1,342,056

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Retail (7.9%)
Coach, Inc. (b)	52,800	$1,760,352
J.C. Penny, Inc.	33,100	1,840,360

		3,600,712

Telecommunications (6.1%)
Alltel Corp.	22,700	1,432,370
Motorola Inc.	59,800	1,350,882

		2,783,252

Transportation (6.7%)
FedEx Corp.	11,300	1,168,307
J.B. Hunt Transport Services, Inc.	81,900	1,854,216

		3,022,523

		18,524,995

Total Common Stocks		45,221,621

CASH EQUIVALENTS (0.3%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $143,683)	$143,617	143,617

Total Cash Equivalents		143,617

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (6.9%)
Pool of short-term securities for Gartmore Variable Insurance Trust Mutual Funds — Note 2 (Securities Lending)	$3,135,910	$3,135,910

Total Short-Term Securities Held as Collateral for Securities Lending		3,135,910

Total Investments (Cost $44,603,047) (a) — 106.9%		48,501,148
Liabilities in excess of other assets — (6.9)%		(3,129,332)

NET ASSETS — 100.0%		$45,371,816

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	Fair Valued Security.

(d)	All or part of the security was on loan as of December 31, 2005.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $44,459,430)	$48,357,531
Repurchase agreements, at cost and value	143,617

Total Investments	48,501,148

Foreign currencies, at value (cost $630)	625
Interest and dividends receivable	17,576
Receivable for capital shares issued	42,768
Reclaims receivable	2,484
Prepaid expenses and other assets	126

Total Assets	48,564,727

Liabilities:
Payable for capital shares redeemed	7,125
Payable for return of collateral received for securities on loan	3,135,910
Accrued expenses and other payables:
Investment advisory fees	38,410
Fund administration and transfer agent fees	3,130
Administrative servicing fees	3,800
Other	4,536

Total Liabilities	3,192,911

Net Assets	$45,371,816

Represented by:
Capital	$53,411,569
Accumulated net investment income (loss)	(8,801)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(11,931,693)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,900,741

Net Assets	$45,371,816

Net Assets:
Class I Shares	$29,173,437
Class III Shares	16,198,379

Total	$45,371,816

Shares outstanding (unlimited number of shares authorized):
Class I Shares	2,290,946
Class III Shares	1,272,414

Total	3,563,360

Net asset value and offering price per share:*
Class I Shares	$12.73
Class III Shares	$12.73

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$41,241
Dividend income (net of foreign withholding tax of $49,169)	489,147
Income from securities lending	21,017

Total Income	551,405

Expenses:
Investment advisory fees	376,821
Fund administration and transfer agent fees	41,419
Administrative servicing fees Class I Shares	39,418
Administrative servicing fees Class III Shares	15,153
Other	13,262

Total expenses before earnings credit	486,073
Earnings credit (Note 6)	(110)

Total Expenses	485,963

Net Investment Income (Loss)	65,442

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	7,618,601
Net realized gains (losses) on foreign currency transactions	(23,593)

Net realized gains (losses) on investment and foreign currency transactions	7,595,008
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(796,330)

Net realized/unrealized gains (losses) on investments and foreign currencies	6,798,678

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,864,120

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT WORLDWIDE LEADERS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$65,442	$312,821
Net realized gains (losses) on investment and foreign currency transactions	7,595,008	3,086,877
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(796,330)	1,426,071

Change in net assets resulting from operations	6,864,120	4,825,769

Distributions to Class I shareholders from:
Net investment income	(270,433)	—
Distributions to Class III shareholders from:
Net investment income	(79,754)	—

Change in net assets from shareholder distributions	(350,187)	—

Change in net assets from capital transactions	2,705,661	(2,150,118)

Change in net assets	9,219,594	2,675,651
Net Assets:
Beginning of period	36,152,222	33,476,571

End of period	$45,371,816	$36,152,222

Accumulated net investment income (loss)	$(8,801)	$263,485

CAPITAL TRANSACTIONS:
Class I Capital Transactions:
Proceeds from shares issued	$3,652,072	$1,810,036
Dividends reinvested	270,433	—
Cost of shares redeemed	(8,105,205)	(4,522,861)

	(4,182,700)	(2,712,825)

Class III Capital Transactions:
Proceeds from shares issued	9,013,088	3,923,836
Dividends reinvested	79,754	—
Cost of shares redeemed	(2,204,481)	(3,361,129)

	6,888,361	562,707

Change in net assets from capital transactions	$2,705,661	$(2,150,118)

SHARE TRANSACTIONS:
Class I Share Transactions:
Issued	324,392	183,254
Reinvested	25,257	—
Redeemed	(727,932)	(477,235)

	(378,283)	(293,981)

Class III Share Transactions:
Issued	770,878	419,365
Reinvested	7,448	—
Redeemed	(190,295)	(362,870)

	588,031	56,495

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Worldwide Leaders Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$11.65	0.07	(2.26)	(2.19)	(0.18)	—	(0.18)	$9.28	(18.81%	)	$70,469	1.20%		0.66%		1.30%		0.56%		128.06%
Year Ended December 31, 2002	$9.28	(0.04)	(2.29)	(2.33)	(0.08)	(0.02)	(0.10)	$6.85	(25.39%	)	$26,467	1.32%		0.29%		1.32%		0.29%		529.97%
Year Ended December 31, 2003	$6.85	0.01	2.46	2.47	—	—	—	$9.32	36.06%		$27,624	1.32%		0.30%		(g	)	(g	)	603.34%
Year Ended December 31, 2004	$9.32	0.09	1.37	1.46	—	—	—	$10.78	15.67%		$28,776	1.25%		0.95%		(g	)	(g	)	452.01%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	—	(0.10)	$12.73	19.34%		$29,173	1.29%		0.18%		(g	)	(g	)	360.00%

Class III Shares
Period Ended December 31, 2003(d)	$6.89	(0.01)	2.44	2.43	—	—	—	$9.32	35.27%	(e)	$5,853	1.35%	(f)	(0.31%	)(f)	(g	)	(g	)	603.34%
Year Ended December 31, 2004	$9.32	0.09	1.37	1.46	—	—	—	$10.78	15.67%		$7,376	1.25%		0.94%		(g	)	(g	)	452.01%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	—	(0.10)	$12.73	19.34%		$16,198	1.29%		0.13%		(g	)	(g	)	360.00%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period May 2, 2003 (commencement of operations) through December 31, 2003.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 30, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Worldwide Leaders Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$300,000	4.31%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	750,000	4.35%	01/03/06
Repurchase Agreement	Nomura Securities	2,085,910	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$2,949,909	$3,135,910

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund. Gartmore Global Partners (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The subadviser is an affiliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Schedule	Fees	Retained	Sub-Advisor
Up to $50 million	1.00%	0.40%	0.60%
$50 million or more	0.95%	0.40%	0.55%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*

The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“National Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $56,323 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $4,706.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $134,730,161 and sales of $131,460,687.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$350,187	$—	$350,187	$—	$350,187
2004	—	—	—	—	—

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(11,928,593)	$3,888,840	$(8,039,753)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$44,614,949	$4,230,260	$(344,061)	$3,886,199

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$ 1,253,641	2009
10,666,152	2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post-October currency losses and post-October passive foreign investment company losses in the amount of $8,801.

17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Worldwide Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Worldwide Leaders Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

18

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 67% of income dividends that qualify for the dividends received deduction available to corporations.

2. Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/-1 percentage point	+/-0.02%
+/-2 percentage point	+/-0.04%
+/-3 percentage point	+/-0.06%
+/-4 percentage point	+/-0.08%
+/-5 percentage point	+/-0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

TRUSTEES AND OFFICERS OF THE TRUST

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Dreyfus GVIT Mid Cap Index Fund

Annual Report

| December 31, 2005

Contents

5	Statement of Investments

14	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Dreyfus GVIT Mid Cap Index Fund

For the annual period ended Dec. 31, 2005, the Dreyfus GVIT Mid Cap Index Fund (Class I at NAV) returned 12.10% versus 12.56% for its benchmark, the S&P MidCap 400 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds was 11.77%.

During the reporting period, surprisingly low long-term interest rates, improving corporate profits and a strengthening employment environment more than offset the drag that higher energy prices had on the economy. The mid-capitalization portion of the stock market continued to outperform large-cap stocks as represented by the S&P 500® Index.

Energy companies posted exceptional gains during 2005 as the price for crude oil and natural gas rose sharply during the year. Increased demand from a strong U.S. economy and growing Asian economies as well as supply disruptions, such as hurricane damage and political uncertainties, were primary drivers for the rise in prices. Rising employment also led to gains in medical providers such as health management organizations (HMOs). Improving enrollment trends, anticipation of increased revenue from the new Medicare plan and cost-cutting led to sharp gains for medical providers. In general, most clothing stores also posted sharp gains; margins improved at specialty retailers as consumers defied predictions of a consumer spending slowdown.

In the Index and, therefore, the Fund, the worst-performing industries were publishing, motor vehicles and leisure goods. The worst-performing securities were Lear Corp.; Harman International Industries, Inc.; UTStarcom, Inc.; The Washington Post Co.; and Martek Biosciences Corp. Publishing as well as radio companies experienced a poor year as many of their regular clients shifted their advertising spending from traditional print media and radio to the Internet. Motor vehicle suppliers endured a disappointing year as well, as their performance mirrored the downturn in their largest customers, the major U.S. automobile manufacturers.

Among the top-performing industries in the Index and, hence, for the Fund, were oil services, medical providers and clothing stores. The top-performing securities for the year were SanDisk Corp.; Legg Mason, Inc.; Peabody Energy Corp.; Chico’s FAS, Inc.; and Whole Foods Market, Inc.

The Fund is designed to passively replicate the mid-cap U.S. equity market, as represented by the S&P MidCap 400 Index. The Fund employs a strategy of full replication, which entails holding each stock in direct proportion to its weight in the Index. S&P MidCap 400 futures are used to efficiently manage cash flows.

Portfolio Manager: Tom Durante

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

1

Fund Performance	Dreyfus GVIT Mid Cap Index Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	1 Yr.	5 Yr.	Inception[2]
Class I2	12.10%	7.87%	10.42%
Class II3	11.90%	7.61%	10.15%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers. Since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.
3	These returns, until the creation of the Class II shares (May 6, 2002), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Dreyfus GVIT Mid Cap Index Fund, Standard & Poor's MidCap 400 Index (S&P MidCap 400)(a) and Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P MidCap 400 is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	Dreyfus GVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

			Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Dreyfus GVIT Mid Cap Index Fund
Class I	Actual		$1,000.00	$1,081.30	$2.99	0.57%
	Hypothetical	[1]	$1,000.00	$1,022.13	$2.91	0.57%
Class II	Actual		$1,000.00	$1,080.10	$3.77	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	Dreyfus GVIT Mid Cap Index Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	98.0%
Cash Equivalents	1.9%
Treasury Bills	0.1%
Other Investments*	20.1%
Liabilities in excess of other assets**	-20.1%

100.0%

Top Holdings***
Legg Mason, Inc.	1.3%
SanDisk Corp.	1.0%
Peabody Energy Corp.	1.0%
Chico's FAS, Inc.	0.7%
Smith International, Inc.	0.7%
Expeditors International of Washington, Inc.	0.6%
Noble Energy, Inc.	0.6%
Cognizant Technology Solutions Corp.	0.6%
Precision Castparts Corp.	0.6%
IVAX Corp.	0.6%
Other Holdings	92.3%

100.0%

Top Industries
Oil & Gas	7.8%
Retail	7.3%
Utilities	7.2%
Healthcare	6.5%
Insurance	5.7%
Computer Software & Services	5.7%
Electronics	4.8%
Financial Services	4.8%
Banks	4.5%
Real Estate Investment Trusts	3.3%
Other Industries	42.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005

	Shares or Principal Amount	Value

COMMON STOCKS (98.0%)
Aerospace & Defense (0.9%)
Alliant Techsystems, Inc. (b)	19,700	$1,500,549
Precision Castparts Corp.	71,300	3,694,053
Sequa Corp. (b) (c)	3,400	234,770

		5,429,372

Agricultural Products (0.1%)
Universal Corp. (c)	13,800	598,368

Airlines (0.4%)
AirTran Holdings, Inc. (b) (c)	47,100	755,013
Alaska Air Group, Inc. (b) (c)	17,900	639,388
JetBlue Airways Corp. (b) (c)	81,000	1,245,780

		2,640,181

Amusement & Recreation (0.2%)
Callaway Golf Co. (c)	35,300	488,552
International Speedway Corp.	18,900	905,310

		1,393,862

Auction House & Art Dealer (0.2%)
Adesa, Inc.	48,100	1,174,602

Auto Parts & Equipment (1.4%)
Advance Auto Parts, Inc. (b)	58,050	2,522,853
ArvinMeritor, Inc. (c)	37,725	542,863
Bandag, Inc. (c)	6,300	268,821
BorgWarner Automotive, Inc.	30,600	1,855,278
Gentex Corp.	83,400	1,626,300
Lear Corp. (c)	36,100	1,027,406
Modine Manufacturing Co. (c)	18,500	602,915

		8,446,436

Automotive (0.3%)
Carmax, Inc. (b)	56,200	1,555,616

Banks (4.5%)
Associated Banc Corp. (c)	73,215	2,383,148
Astoria Financial Corp.	47,450	1,395,030
Cathay Bancorp, Inc. (c)	26,900	966,786
City National Corp.	22,300	1,615,412
Colonial Bancgroup, Inc.	82,800	1,972,296
Cullen/Frost Bankers, Inc.	25,300	1,358,104
FirstMerit Corp. (c)	44,600	1,155,586
Greater Bay Bancorp (c)	27,100	694,302
Independence Community Bank Corp.	39,600	1,573,308
IndyMac Bancorp, Inc. (c)	34,500	1,346,190
Mercantile Bankshare Corp.	44,100	2,489,004

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Banks (continued)
New York Community Bancorp, Inc.	127,088	$2,099,494
SVB Financial Group (b) (c)	19,000	889,960
TCF Financial Corp.	61,000	1,655,540
Texas Regional Bancshares, Inc. (c)	22,100	625,430
Washington Federal, Inc. (c)	46,689	1,073,380
Webster Financial Corp.	28,900	1,355,410
West America Bancorp (c)	17,200	912,804
Wilmington Trust Corp.	36,400	1,416,324

		26,977,508

Biotechnology (1.0%)
Millenium Pharmaceuticals, Inc. (b)	166,587	1,615,894
Protein Design Labs, Inc. (b) (c)	60,600	1,722,252
Valeant Pharmaceuticals International	49,700	898,576
Vertex Pharmaceuticals, Inc. (b) (c)	53,200	1,472,044

		5,708,766

Broadcasting (0.3%)
Emmis Communications Corp. (b) (c)	19,800	394,218
Entercom Communications Corp. (b) (c)	20,500	608,235
Westwood One, Inc.	35,200	573,760

		1,576,213

Business Services (2.8%)
Acxiom Corp. (c)	40,700	936,100
Catalina Marketing Corp. (c)	21,100	534,885
Ceridian Corp. (b)	78,000	1,938,300
CheckFree Corp. (b)	48,700	2,235,329
ChoicePoint, Inc. (b)	48,133	2,142,400
Corporate Executive Board Co. (The)	21,200	1,901,640
CSG Systems International, Inc. (b) (c)	26,100	582,552
Fair Issac Corp.	35,100	1,550,367
Gartner Group, Inc. (b) (c)	31,100	401,190
Harte-Hanks, Inc.	30,450	803,576
Kelly Services, Inc. (c)	10,400	272,688
Korn/Ferry International (b) (c)	22,600	422,394

5

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Manpower, Inc.	46,900	$2,180,850
MPS Group, Inc. (b) (c)	54,300	742,281

		16,644,552

Chemicals (2.6%)
Airgas, Inc. (c)	36,000	1,184,400
Albemarle Corp. (c)	20,500	786,175
Cabot Corp.	33,300	1,192,140
Chemtura Corp.	128,800	1,635,760
Cytec Industries, Inc.	21,300	1,014,519
Ferro Corp. (c)	22,500	422,100
FMC Corp. (b)	20,400	1,084,668
Lubrizol Corp.	36,500	1,585,195
Lyondell Chemical Co.	110,000	2,620,200
Minerals Technologies, Inc.	10,800	603,612
Olin Corp. (c)	38,500	757,680
RPM, Inc. (c)	63,200	1,097,784
Valspar Corp. (c)	54,400	1,342,048

		15,326,281

Communication Equipment (2.2%)
Adtran, Inc.	36,400	1,082,536
Cincinnati Bell, Inc. (b) (c)	132,100	463,671
CommScope, Inc. (b) (c)	29,500	593,835
Harman International Industries, Inc.	35,400	3,463,890
Harris Corp.	71,800	3,088,118
Plantronics, Inc. (c)	25,400	718,820
Polycom, Inc. (b)	50,500	772,650
Powerwave Technologies, Inc. (b) (c)	59,400	746,658
Telephone & Data Systems, Inc.	55,100	1,985,253
Utstarcom, Inc. (b) (c)	56,400	454,584

		13,370,015

Computer Hardware (0.5%)
National Instruments Corp. (c)	29,750	953,488
Western Digital Corp. (b)	115,800	2,155,038

		3,108,526

Computer Software & Services (5.7%)
3COM Corp. (b) (c)	207,700	747,720
Activision, Inc. (b)	146,900	2,018,406
Advent Software, Inc. (b)	8,600	248,626

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Computer Software & Services (continued)
Anteon International Corp. (b)	17,600	$956,560
Avocent Corp. (b)	26,300	715,097
Cadence Design Systems, Inc. (b)	152,300	2,576,916
CDW Corp. (c)	33,700	1,940,109
Cognizant Technology Solutions Corp. (b)	74,200	3,735,970
DST Systems, Inc. (b)	33,800	2,024,958
F5 Networks, Inc. (b)	21,200	1,212,428
Gamestop Corp. (b) (c)	30,700	976,874
Henry (Jack) & Associates, Inc. (c)	40,200	767,016
Ingram Micro, Inc. (b)	62,200	1,239,646
Macrovision Corp. (b)	27,300	456,729
McAfee, Inc. (b)	90,000	2,441,700
McData Corp. (b) (c)	82,100	311,980
Mentor Graphics Corp. (b) (c)	42,500	439,450
RSA Security, Inc. (b) (c)	38,100	427,863
SanDisk Corp. (b)	98,800	6,206,616
SRA International, Inc., Class A (b) (c)	20,000	610,800
Sybase, Inc. (b)	48,900	1,068,954
Synopsys, Inc. (b)	77,500	1,554,650
Transaction Systems Architects, Inc. (b)	20,000	575,800
Wind River Systems, Inc. (b) (c)	40,100	592,277

		33,847,145

Construction (2.1%)
Beazer Homes USA, Inc. (c)	22,100	1,609,764
Dycom Industries, Inc. (b) (c)	21,500	473,000
Granite Construction, Inc. (c)	17,650	633,812
Hovnanian Enterprises, Inc. (b) (c)	19,200	953,088
Jacobs Engineering Group, Inc. (b)	31,200	2,117,544
Martin Marietta Materials, Inc.	24,900	1,910,328
Ryland Group, Inc. (The) (c)	25,100	1,810,463
Thor Industries, Inc. (c)	18,600	745,302
Toll Brothers, Inc. (b)	63,500	2,199,640

		12,452,941

Consulting Services (0.1%)
Navigant Consulting, Inc. (b) (c)	27,100	595,658

6

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer & Commercial Services (2.0%)
Alliance Data Systems Corp. (b)	36,800	$1,310,080
Career Education Corp. (b)	52,600	1,773,672
Corinthian Colleges, Inc. (b) (c)	49,100	578,398
Deluxe Corp.	27,200	819,808
DeVry, Inc. (b) (c)	31,400	628,000
Dun & Bradstreet Corp. (b)	35,600	2,383,776
MoneyGram International, Inc.	45,700	1,191,856
Quanta Services, Inc. (b) (c)	63,300	833,661
Rent-A-Center, Inc. (b) (c)	38,100	718,566
Rollins, Inc. (c)	15,800	311,418
Sotheby’s Holdings, Inc. (b) (c)	24,100	442,476
United Rentals, Inc. (b) (c)	35,900	839,701

		11,831,412

Consumer Products (1.6%)
Blyth Industries, Inc. (c)	14,300	299,585
Church & Dwight, Inc.	34,550	1,141,187
Energizer Holdings, Inc. (b)	35,100	1,747,629
Furniture Brands International, Inc. (c)	27,300	609,609
Lancaster Colony Corp. (c)	13,700	507,585
Mohawk Industries Co. (b)	28,400	2,470,232
Scotts Miracle-Gro Co. (The)	24,200	1,094,808
Timberland Co., Class A (b) (c)	29,400	956,970
Tupperware Corp. (c)	28,700	642,880

		9,470,485

Containers & Packaging (0.4%)
Packaging Corp. of America	33,700	773,415
Sonoco Products Co. (c)	53,200	1,564,080

		2,337,495

Electric & Electronic Equipment (0.1%)
Mine Safety Appliances Co. (c)	14,200	514,182

Electronics (4.8%)
Amphenol Corp., Class A	47,700	2,111,202
Arrow Electronics, Inc. (b)	64,200	2,056,326
Atmel Corp. (b)	228,200	705,138
Avnet, Inc. (b)	78,300	1,874,502

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Cabot Microelectronics Corp. (b) (c)	13,082	$383,695
Credence Systems Corp. (b) (c)	53,400	371,664
Cree, Inc. (b) (c)	40,700	1,027,268
Cypress Semiconductor Corp. (b) (c)	72,700	1,035,975
Hubbell, Inc.	32,600	1,470,912
Integrated Device Technology, Inc. (b)	107,130	1,411,973
International Rectifier Corp. (b)	38,000	1,212,200
Intersil Corp.	82,900	2,062,552
Kemet Corp. (b) (c)	46,500	328,755
Lam Research Corp. (b)	73,000	2,604,640
Lattice Semiconductor Corp. (b) (c)	61,000	263,520
Micrel, Inc. (b) (c)	35,000	406,000
Microchip Technology, Inc.	112,800	3,626,520
Newport Corp. (b) (c)	21,400	289,756
Plexus Corp. (b) (c)	23,400	532,116
RF Micro Devices, Inc. (b) (c)	101,500	549,115
SPX Corp.	35,300	1,615,681
Thomas & Betts Corp. (b)	28,400	1,191,664
TriQuint Semiconductor, Inc. (b) (c)	75,191	334,600
Vishay Intertechnology, Inc. (b)	98,850	1,360,176

		28,825,950

Energy (0.4%)
MDU Resources Group, Inc.	64,300	2,105,182

Financial Services (4.8%)
AmeriCredit Corp. (b)	74,000	1,896,620
Bank of Hawaii Corp.	27,500	1,417,350
BISYS Group, Inc. (The) (b)	64,800	907,848
Certegy, Inc.	33,300	1,350,648
Commerce Bancorp, Inc. (c)	93,200	3,207,012
Eaton Vance Corp. (c)	70,100	1,917,936
Edwards (A.G.), Inc.	41,200	1,930,632
Investors Financial Services Corp. (c)	34,900	1,285,367
Jefferies Group, Inc. (c)	26,500	1,191,970
Labranche & Co., Inc. (b) (c)	32,500	328,575
Legg Mason, Inc.	65,400	7,827,726
PMI Group, Inc. (c)	48,100	1,975,467

7

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Raymond James Financial, Inc.	30,550	$1,150,819
SEI Investments Co.	34,100	1,261,700
Waddell & Reed Financial, Inc. (c)	44,900	941,553

		28,591,223

Food & Beverage (1.4%)
Dean Foods Co. (b)	72,233	2,720,295
Hormel Foods Corp.	39,200	1,281,056
J.M. Smucker Co.	31,367	1,380,148
PepsiAmericas, Inc.	33,000	767,580
Sensient Technologies Corp. (c)	25,300	452,870
Smithfield Foods, Inc. (b)	53,100	1,624,860
Tootsie Roll Industries, Inc. (c)	13,473	389,774

		8,616,583

Gaming (0.5%)
Boyd Gaming Corp.	23,500	1,120,010
GTECH Holdings Corp.	67,100	2,129,754

		3,249,764

Healthcare (6.5%)
Apria Healthcare Group, Inc. (b) (c)	26,600	641,326
Beckman Coulter, Inc.	33,400	1,900,460
Cephalon, Inc. (b)	31,200	2,019,888
Community Health Systems, Inc. (b)	47,500	1,821,150
Covance, Inc. (b)	33,600	1,631,280
Cytyc Corp. (b)	61,200	1,727,676
Dentsply International, Inc.	42,200	2,265,718
Edwards Lifesciences Corp. (b)	32,100	1,335,681
Health Net, Inc. (b)	61,500	3,170,325
Henry Schein, Inc. (b) (c)	46,800	2,042,352
LifePoint Hospitals, Inc. (b)	30,600	1,147,500
Lincare Holdings, Inc. (b)	52,200	2,187,702
Omnicare, Inc.	64,100	3,667,802
Par Pharmaceutical Cos., Inc. (b) (c)	18,400	576,656
Perrigo Co. (c)	44,600	664,986
Renal Care Group, Inc. (b)	36,700	1,736,277
Sepracor, Inc. (b)	56,900	2,936,040
Steris Corp. (c)	36,700	918,234
Triad Hospitals, Inc. (b)	46,208	1,812,740

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Healthcare (continued)
Universal Health Services, Inc. (c)	29,300	$1,369,482
Varian Medical Systems, Inc. (b)	70,600	3,554,004

		39,127,279

Insurance (5.7%)
American Financial Group, Inc.	25,000	957,750
AmerUs Group Co. (c)	20,700	1,173,069
Arthur J. Gallagher & Co. (c)	51,100	1,577,968
Brown & Brown, Inc. (c)	59,700	1,823,238
Everest Re Group Ltd.	33,200	3,331,620
Fidelity National Financial, Inc.	93,183	3,428,203
First American Financial Corp.	51,400	2,328,420
Hanover Insurance Group Inc.	28,800	1,202,976
HCC Insurance Holdings, Inc.	56,750	1,684,340
Horace Mann Educators Corp. (c)	23,100	437,976
Leucadia National Corp. (c)	44,050	2,090,613
Mercury General Corp. (c)	19,000	1,106,180
Ohio Casualty Corp. (c)	34,100	965,712
Old Republic International Corp.	98,350	2,582,671
Protective Life Corp.	37,400	1,636,998
Radian Group, Inc. (c)	44,600	2,613,114
Stancorp Financial Group, Inc.	29,300	1,463,535
Unitrin, Inc.	24,400	1,099,220
W.R. Berkley Corp.	60,200	2,866,724

		34,370,327

Machinery (0.7%)
AGCO Corp. (b) (c)	48,600	805,302
Graco, Inc.	36,750	1,340,640
Tecumseh Products Co. (c)	9,900	226,809
Zebra Technologies Corp., Class A (b)	37,800	1,619,730

		3,992,481
Manufacturing (3.0%)
Ametek, Inc.	37,700	1,603,758
Brink’s Co. (The)	31,500	1,509,165
Carlisle Cos., Inc.	16,400	1,134,060
Crane Co.	26,800	945,236
Diebold, Inc.	37,200	1,413,600

8

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
Donaldson Co., Inc.	36,600	$1,163,880
Federal Signal Corp. (c)	25,800	387,258
Flowserve Corp. (b)	29,700	1,174,932
Harsco Corp.	22,400	1,512,224
Hillenbrand Industry, Inc.	32,800	1,620,648
Nordson Corp.	17,500	708,925
Pentair, Inc.	54,300	1,874,436
Teleflex, Inc.	21,700	1,410,066
Trinity Industries, Inc. (c)	23,400	1,031,238
Varian, Inc. (b)	16,700	664,493

		18,153,919

Medical Products (1.4%)
Affymetrix, Inc. (b)	35,600	1,699,900
Gen-Probe, Inc. (b)	27,300	1,331,967
INAMED Corp. (b)	19,500	1,709,760
Intuitive Surgical, Inc. (b) (c)	19,000	2,228,130
Techne Corp. (b)	20,900	1,173,535

		8,143,292

Medical Services (0.7%)
Charles River Laboratories International, Inc. (b)	38,800	1,643,956
Invitrogen Corp. (b)	28,400	1,892,576
Martek Biosciences Corp. (b) (c)	17,000	418,370

		3,954,902

Metals (0.6%)
Kennametal, Inc. (c)	20,700	1,056,528
MSC Industrial Direct Co., Class A	29,000	1,166,380
Timken Co. (The)	44,700	1,431,294

		3,654,202

Mining (1.9%)
Arch Coal, Inc. (c)	34,700	2,758,650
Joy Global, Inc.	65,200	2,608,000
Peabody Energy Corp.	70,600	5,818,852

		11,185,502

Office Equipment & Supplies (0.6%)
Herman Miller, Inc.	37,100	1,045,849
HNI Corp.	29,400	1,614,942
Reynolds & Reynolds Co.	27,400	769,118

		3,429,909

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil & Gas (7.8%)
Cooper Cameron Corp. (b)	60,900	$2,521,260
Denbury Resources, Inc. (b)	61,500	1,400,970
ENSCO International, Inc.	82,300	3,650,005
FMC Technologies, Inc. (b) (c)	36,921	1,584,649
Forest Oil Corp. (b)	29,300	1,335,201
Grant Prideco, Inc. (b)	69,000	3,044,280
Hanover Compressor Co. (b) (c)	49,300	695,623
Helmerich & Payne, Inc.	27,900	1,727,289
Newfield Exploration Co. (b)	68,300	3,419,781
Noble Energy, Inc.	93,900	3,784,170
Patterson-UTI Energy, Inc.	92,700	3,054,465
Pioneer Natural Resources Co.	69,000	3,537,630
Plains Exploration & Production Co. (b)	42,100	1,672,633
Pogo Producing Co. (c)	32,200	1,603,882
Pride International, Inc. (b)	85,000	2,613,750
Quicksilver Resources, Inc. (b) (c)	35,900	1,508,159
Smith International, Inc.	107,600	3,993,035
Southwestern Energy Co. (b)	89,500	3,216,630
Tidewater, Inc. (c)	32,500	1,444,950

		45,808,362

Optical Supplies (0.3%)
Advanced Medical Optics, Inc. (b)	35,786	1,495,855

Paper & Forest Products (0.7%)
Bowater, Inc.	30,000	921,600
Glatfelter (c)	23,700	336,303
Longview Fibre Co.	27,400	570,194
Potlatch Corp. (c)	15,700	800,386
Rayonier, Inc.	40,677	1,620,978

		4,249,461

Pharmaceuticals (1.2%)
Barr Pharmaceuticals, Inc. (b)	57,775	3,598,805
IVAX Corp. (b)	117,506	3,681,463

		7,280,268

Photography & Imaging (0.1%)
Imation Corp.	18,400	847,688

Publishing & Printing (1.4%)
American Greetings Corp., Class A (c)	35,300	775,541
Banta Corp. (c)	12,900	642,420

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Publishing & Printing (continued)
Belo Corp., Class A	50,800	$1,087,628
Lee Enterprises, Inc. (c)	24,400	900,604
Media General, Inc. (c)	12,900	654,030
Reader’s Digest Association (c)	52,900	805,138
Scholastic Corp. (b) (c)	19,100	544,541
Valassis Communications, Inc. (b) (c)	25,500	741,285
Washington Post Co.	3,170	2,425,050

		8,576,237

Real Estate Investment Trusts (3.3%)
AMB Property Corp.	45,900	2,256,903
Developers Diversified Realty Corp.	58,400	2,745,968
Highwood Properties, Inc.	29,000	825,050
Hospitality Properties Trust	38,600	1,547,860
Liberty Property Trust (c)	47,400	2,031,090
Macerich Co. (The)	32,200	2,161,908
Mack-Cali Realty Corp.	33,200	1,434,240
New Plan Excel Realty Trust (c)	55,900	1,295,762
Regency Centers Corp.	36,400	2,145,780
United Dominion Realty Trust, Inc.	73,600	1,725,184
Weingarten Realty Investors	43,100	1,629,611

		19,799,356

Restaurants (1.3%)
Applebee’s International, Inc.	40,950	925,061
Bob Evans Farms, Inc. (c)	19,200	442,752
Brinker International, Inc.	46,200	1,786,091
CBRL Group, Inc.	25,100	882,265
Cheesecake Factory, Inc. (The) (b)	42,150	1,575,989
Outback Steakhouse, Inc.	35,300	1,468,833
Ruby Tuesday, Inc. (c)	33,600	869,904

		7,950,895
Retail (7.3%)
99 Cents Only Stores (b) (c)	25,800	269,868
Abercrombie & Fitch Co.	47,000	3,063,460
Aeropostale, Inc. (b)	29,200	767,960
American Eagle Outfitters Ltd.	70,600	1,622,388
Ann Taylor Stores Corp. (b)	39,000	1,346,280
Barnes & Noble, Inc. (c)	28,200	1,203,294

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Retail (continued)
BJ’s Wholesale Club, Inc. (b) (c)	36,300	$1,073,028
Borders Group, Inc. (c)	35,800	775,786
Chico’s FAS, Inc. (b)	97,100	4,265,602
Claire’s Stores, Inc.	53,300	1,557,426
Copart, Inc. (b)	37,400	862,444
Dollar Tree Stores, Inc. (b)	57,050	1,365,777
Fastenal Co. (c)	66,500	2,606,135
Foot Locker, Inc.	83,800	1,976,842
Michael’s Stores, Inc.	71,700	2,536,029
O’Reilly Automotive, Inc. (b) (c)	60,200	1,927,002
Pacific Sunwear of California, Inc. (b)	39,800	991,816
Payless ShoeSource, Inc. (b)	36,800	923,680
PETsMART, Inc.	75,300	1,932,198
Pier 1 Imports, Inc. (c)	46,500	405,945
Polo Ralph Lauren Corp.	32,600	1,830,164
Regis Corp. (c)	24,300	937,251
Ross Stores, Inc.	77,600	2,242,640
Ruddick Corp. (c)	18,700	397,936
Saks, Inc. (b)	74,600	1,257,756
Tech Data Corp. (b)	30,300	1,202,304
Urban Outfitters, Inc. (b)	59,200	1,498,352
Williams Sonoma, Inc. (b)	61,900	2,670,985

		43,510,348

Schools (0.6%)
Education Management Corp. (b)	35,900	1,203,009
ITT Educational Services, Inc. (b)	20,400	1,205,844
Laureate Education, Inc. (b) (c)	26,700	1,402,017

		3,810,870

Semiconductors (0.8%)
Fairchild Semiconductor International, Inc. (b)	64,500	1,090,695
MEMC Electronic Materials, Inc. (b)	88,600	1,964,262
Semtech Corp. (b) (c)	39,100	713,966
Silicon Laboratories, Inc. (b)	24,100	883,506

		4,652,429
Shipping & Transportation (2.0%)
Alexander & Baldwin, Inc.	23,600	1,280,064
C.H. Robinson Worldwide, Inc.	91,700	3,395,651

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Shipping & Transportation (continued)
CNF Transportation, Inc.	28,000	$1,564,920
GATX Corp.	27,200	981,376
Hunt (J.B.) Transport Services, Inc.	66,400	1,503,296
Overseas Shipholding Group, Inc.	15,900	801,201
Swift Transportation Co., Inc. (b) (c)	28,100	570,430
Werner Enterprises, Inc. (c)	27,650	544,705
Yellow Roadway Corp. (b)	31,200	1,391,832

		12,033,475

Steel (0.2%)
Steel Dynamics, Inc. (c)	20,600	731,506
Worthington Industries, Inc.	38,300	735,743

		1,467,249

Transportation (0.6%)
Expeditors International of Washington, Inc.	57,200	3,861,572

Utilities (7.2%)
AGL Resources, Inc.	41,700	1,451,577
Alliant Energy Corp.	62,700	1,758,108
Aqua America, Inc. (c)	69,100	1,886,430
Aquila, Inc. (b) (c)	200,400	721,440
Black Hills Corp.	17,800	616,058
DPL, Inc.	68,400	1,779,084
Duquesne Light Holdings, Inc. (c)	41,800	682,176
Energy East Corp.	79,300	1,808,040
Equitable Resources, Inc.	64,900	2,381,181
Great Plains Energy, Inc. (c)	40,100	1,121,196
Hawaiian Electric Industries, Inc. (c)	43,500	1,126,650
Idacorp, Inc. (c)	22,700	665,110
National Fuel Gas Co. (c)	45,300	1,412,907
Northeast Utilities	80,500	1,585,045
NSTAR (c)	57,300	1,644,510
Oklahoma Gas & Electric Co.	48,600	1,301,994
Oneok, Inc.	52,400	1,395,412
Pepco Holdings, Inc.	101,538	2,271,405
PNM, Inc.	36,950	904,906
Puget Energy, Inc.	62,000	1,266,040
Questar Corp.	45,800	3,467,059

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Utilities (continued)
Scana Corp.	61,400	$2,417,932
Sierra Pacific Resources (b) (c)	98,400	1,283,136
Vectren Corp. (c)	40,800	1,108,128
Westar Energy, Inc.	46,600	1,001,900
Western Gas Resources, Inc.	30,800	1,450,372
WGL Holdings, Inc. (c)	26,100	784,566
Wisconsin Energy Corp.	62,800	2,452,968
WPS Resources Corp. (c)	21,500	1,189,165

		42,934,495

Veterinary Diagnostics (0.2%)
VCA Antech, Inc. (b) (c)	44,300	1,249,260

Waste Disposal (0.6%)
Republic Services, Inc.	65,500	2,459,525
Stericycle, Inc. (b) (c)	23,700	1,395,456

		3,854,981

Total Common Stocks		585,782,932

TREASURY BILLS (0.1%)
US Treasuries (0.1%)
U.S. Treasury Bill, 0.00%, 03/23/06 (d)	$500,000	495,671

Total Treasury Bills		495,671

CASH EQUIVALENTS (1.9%)
Investments in repurchase agreements (Collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $11,353,075)	11,347,855	11,347,855

Total Cash Equivalents		11,347,855

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (20.1%)
Pool of short-term securities for Gartmore Variable Insurance Trust — note 2 (Securities Lending)	$120,622,663	$120,622,663

Total Short-Term Securities Held as Collateral for Securities Lending		120,622,663

Total Investments (Cost $602,049,549) (a) — 120.1%		718,249,121
Liabilities in excess of other assets — (20.1)%		(120,398,123)

NET ASSETS — 100.0%		$597,850,998

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denote a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2005.

(d)	Collateral Pledged for Futures.

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Investments — December 31, 2005 (continued)

At December 31, 2005, the Fund’s open futures contracts were as follows:

Number of Contracts	Long Contract	Expiration	Market Value Covered by Contracts	Unrealized Depreciation at 12/31/05
169	S&P EMINI Mid 400 Future	03/17/06	$12,560,080	($156,890)

See notes to financial statements.

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $590,701,694)	$706,901,266
Repurchase agreements, at cost and value	11,347,855

Total Investments	718,249,121

Interest and dividends receivable	546,530
Receivable for capital shares issued	521,086
Receivable for investments sold	5,755,470
Prepaid expenses and other assets	1,917

Total Assets	725,074,124

Liabilities:
Payable to custodian	4,506
Payable for investments purchased	5,748,698
Payable for capital shares redeemed	565,663
Payable for variation margin on futures contracts	42,250
Payable for return of collateral received for securities on loan	120,622,663
Accrued expenses and other payables:
Investment advisory fees	120,118
Fund administration and transfer agent fees	35,198
Distribution fees	4,536
Administrative servicing fees	37,825
Other	41,669

Total Liabilities	127,223,126

Net Assets	$597,850,998

Represented by:
Capital	$485,926,986
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment and futures transactions	(4,118,670)
Net unrealized appreciation (depreciation) on investments and futures	116,042,682

Net Assets	$597,850,998

Net Assets:
Class I Shares	$576,338,849
Class II Shares	21,512,149

Total	$597,850,998

Shares outstanding (unlimited number of shares authorized):
Class I Shares	33,197,145
Class II Shares	1,243,257

Total	34,440,402

Net asset value and offering price per share:*
Class I Shares	$17.36
Class II Shares	$17.30

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$253,137
Dividend income	7,758,071
Income from securities lending	260,058

Total Income	8,271,266

Expenses:
Investment advisory fees	1,638,312
Fund administration and transfer agent fees	393,018
Distribution fees Class II Shares	45,835
Administrative servicing fees Class I Shares	774,613
Administrative servicing fees Class II Shares	11,332
Other	243,402

Total expenses before earnings credit	3,106,512
Earnings credit (Note 5)	(851)

Total Expenses	3,105,661

Net Investment Income (Loss)	5,165,605

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	38,198,926
Net realized gains (losses) on futures	281,071

Net realized gains (losses) on investment and futures transactions	38,479,997
Net change in unrealized appreciation/depreciation on investments and futures	19,342,831

Net realized/unrealized gains (losses) on investments and futures	57,822,828

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$62,988,433

See notes to financial statements.

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DREYFUS GVIT MID CAP INDEX FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$5,165,605	$2,968,699
Net realized gains (losses) on investment and futures transactions	38,479,997	20,689,475
Net change in unrealized appreciation/depreciation on investments and futures	19,342,831	48,685,578

Change in net assets resulting from operations	62,988,433	72,343,752

Distributions to Class I shareholders from:
Net investment income	(5,598,423)	(2,597,273)
Net realized gains on investments	(33,105,906)	(12,427,707)
Distributions to Class II shareholders from:
Net investment income	(165,938)	(46,325)
Net realized gains on investments	(1,232,085)	(357,541)

Change in net assets from shareholder distributions	(40,102,352)	(15,428,846)

Change in net assets from capital transactions	27,123,873	50,287,716

Change in net assets	50,009,954	107,202,622
Net Assets:
Beginning of period	547,841,044	440,638,422

End of period	$597,850,998	$547,841,044

Accumulated net investment income (loss)	$—	$325,631

CAPITAL TRANSACTIONS:
Class I Capital Transactions:
Proceeds from shares issued	$79,176,649	$92,861,658
Dividends reinvested	38,704,273	15,024,967
Cost of shares redeemed	(96,085,488)	(63,446,695)

	21,795,434	44,439,930

Class II Capital Transactions:
Proceeds from shares issued	10,439,484	9,656,717
Dividends reinvested	1,398,020	403,865
Cost of shares redeemed	(6,509,065)	(4,212,796)

	5,328,439	5,847,786

Change in net assets from capital transactions	$27,123,873	$50,287,716

SHARE TRANSACTIONS:
Class I Share Transactions:
Issued	4,629,046	6,041,748
Reinvested	2,232,632	915,623
Redeemed	(5,715,331)	(4,194,943)

	1,146,347	2,762,428

Class II Share Transactions:
Issued	616,497	634,817
Reinvested	80,859	24,589
Redeemed	(381,900)	(278,161)

	315,456	381,245

See notes to financial statements.

15

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Dreyfus GVIT Mid Cap Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains (Losses)	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$13.55	0.07	(0.25)	(0.18)	(0.07)	(0.13)	(0.20)	$13.17	(1.30%	)	$257,623	0.65%		0.53%		0.78%		0.40%		28.43%
Year Ended December 31, 2002	$13.17	0.04	(2.05)	(2.01)	(0.04)	(0.10)	(0.14)	$11.02	(15.30%	)	$285,970	0.74%		0.37%		0.75%		0.36%		27.32%
Year Ended December 31, 2003	$11.02	0.06	3.75	3.81	(0.06)	(e )	(0.06)	$14.77	34.65%		$432,589	0.74%		0.49%		(h	)	(h	)	11.58%
Year Ended December 31, 2004	$14.77	0.09	2.23	2.32	(0.08)	(0.40)	(0.48)	$16.61	15.73%		$532,474	0.60%		0.62%		(h	)	(h	)	15.90%
Year Ended December 31, 2005	$16.61	0.16	1.82	1.98	(0.18)	(1.05)	(1.23)	$17.36	12.10%		$576,339	0.55%		0.93%		(h	)	(h	)	19.32%
Class II Shares
Period Ended December 31, 2002(d)	$13.64	0.02	(2.53)	(2.51)	(0.03)	(0.10)	(0.13)	$11.00	(18.44%	)(f)	$1,232	0.96%	(g)	0.25%	(g)	(h	)	(h	)	27.32%
Year Ended December 31, 2003	$11.00	0.03	3.74	3.77	(0.04)	(e )	(0.04)	$14.73	34.30%		$8,049	0.98%		0.27%		(h	)	(h	)	11.58%
Year Ended December 31, 2004	$14.73	0.07	2.22	2.29	(0.06)	(0.40)	(0.46)	$16.56	15.50%		$15,367	0.78%		0.45%		(h	)	(h	)	15.90%
Year Ended December 31, 2005	$16.56	0.13	1.81	1.94	(0.15)	(1.05)	(1.20)	$17.30	11.90%		$21,512	0.72%		0.76%		(h	)	(h	)	19.32%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(e)	The amount is less than $0.005.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) and Great West Life & Annuity Insurance Company have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Dreyfus GVIT Mid Cap Index Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee,

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December 31, 2005

are valued at fair value under procedures approved by the Fund’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account the relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value”. For example, fair value determinations are required for securities for which market quotations are not reliable or readily available and for securities whose value is affected by a “significant” event that will materially affect the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e. a “subsequent event”). Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(e)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(f)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$10,200,000	4.31%	01/03/06
Funding Agreement — GIC	GE Life and Annuity	3,500,000	4.47%	01/17/06
Funding Agreement — GIC	Protective Life Insurance Company	15,000,000	4.36%	01/30/06
Master Note — Floating	CDC Financial Product Inc.	28,000,000	4.35%	01/03/06
Master Note — Floating	Merrill Lynch Mortgage Capital	9,000,000	4.35%	01/03/06
Medium Term Note — Floating	Alliance and Leister PLC	2,500,000	4.33%	01/09/06
Medium Term Note — Floating	General Electric Capital Corp.	10,501,195	4.46%	03/08/06
Medium Term Note — Floating	Islandsbanki HF Corp.	5,000,000	4.42%	01/23/06
Medium Term Note — Floating	Tango Finance Corp.	1,999,217	4.39%	01/03/06
Medium Term Note — Floating	West Corp. Fed Credit Union	1,000,000	4.38%	01/17/06
Repurchase Agreement	Nomura Securities	8,922,251	4.29%	01/03/06
Time Deposit	Svenska Stockholm	25,000,000	4.34%	02/01/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$117,440,133	$120,622,663

(j)	Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the Dreyfus Corporation, the Fund’s subadviser (the “subadviser”). The subadviser manages the Fund’s investments and has responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
$0 up to $250 million	0.30%	0.20%	0.10%
$250 million up to $500 million	0.29%	0.20%	0.09%
$500 million up to $750 million	0.28%	0.20%	0.08%
$750 million up to $1 billion	0.27%	0.20%	0.07%
$1 billion and more	0.25%	0.20%	0.05%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*

The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of Class II shares of the Fund. These fees are based on an annual rate not to exceed 0.25% of the average daily net assets of the Class II shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $821,820 in Administrative Services Fees from the Fund.

4. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $106,530,113 and sales of $112,742,041.

For the year ended December 31, 2005, the Fund had purchases of $2,318,039 and sales of $702,664 of U.S. Government securities, which are included in the total purchases and sales in the sentence above.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$7,011,434	$33,090,918	$40,102,352	$—	$40,102,352
2004	2,646,091	12,782,755	15,428,846	—	15,428,846

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$424,941	$8,222,966	$8,647,907	$—	$—	$103,276,105	$111,924,012

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$614,973,016	$148,427,361	$(45,151,256)	$103,276,105

23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Dreyfus GVIT Mid Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus GVIT Mid Cap Index Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2006

24

Supplemental Information (Unaudited)

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 100% of income dividends that qualify for the dividends received deduction available to corporations.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

TRUSTEES AND OFFICERS OF THE TRUST

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

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Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

29

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30

Gartmore GVIT Global Technology and Communications Fund

Annual Report

| December 31, 2005

Contents

5	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Global Technology and Communications Fund

On Jan. 4, 2005, Portfolio Manager Chip Zhu took over full responsibility of the Fund due to the departure of former Co-Portfolio Manager Aaron Harris. The Fund has been repositioned to have a small- to mid-cap bias with stock selection focused on more valuation-sensitive securities. The industry risk, tracking error and beta—the measurement of the Fund’s volatility as compared to that of the Fund’s benchmark index—have been reduced, and the emphasis is on stock selection as the strategy for adding value to the Fund.

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Global Technology and Communications Fund (Class I at NAV) returned -0.52% versus 1.76% for its benchmark, the Goldman Sachs Technology Composite Index (GSTI®).

Taken as a whole, technology and communications industry performance was considerably volatile during the period. For example, the semiconductor industry performed well early in the reporting period. Though demand was not particularly high, well-managed inventories helped lead the industry higher. In the second half of the year, however, poor inventory management worked against the industry, pulling it back substantially and allowing equipment stocks to take the driver’s seat. Consolidation in the telecommunications industry, particularly within the United States, was cause for turmoil in the telecom market; the fate of many telecom equipment providers and related industries was uncertain. Spiraling energy costs and questions about global gross domestic product growth muted consumer technology spending, and few sectors emerged as standout performers during the reporting period.

Both stock selection and sector allocations detracted from Fund performance during the period. Several holdings that contributed to the Fund’s underperformance included eBay Inc., Sonus Networks, Inc. and Symantec Corp. Historically a strong earner, eBay hit a soft spot during the reporting period; the company’s rapid growth appears to have caught up with it. eBay’s stock was very expensive to purchase, and, when the company’s growth rates began to slow, many investors lost confidence, which drove down the company’s stock price. Management issues continued to plague Sonus Networks, namely high turnover in the chief executive officer position; also, the company has yet to realize substantial revenue. Symantec, which provides software to address computer security needs, fell in value after announcing a major acquisition.

ARRIS Group, Inc., a provider of cable for use in delivering voice, Internet and television for several large carriers, was among a number of stocks that added value to the Fund during the period. Business momentum has been strong for ARRIS; the company has performed well and was the leading contributor to Fund performance. Also providing strong returns for the Fund were Internet infrastructure company 24/7 Real Media, Inc. and Sonic Solutions, a leading provider of CD- and DVD-burning software.

Looking ahead, Corning Inc., which is held in the Fund, is a key player in the display technology market. As the popularity of plasma and LCD televisions increases, the company should benefit from the continued success of this newer technology. Other areas we believe will make significant strides in the near future include data storage, which is becoming more of a necessity on the consumer side as digital music and video downloads are becoming more accessible to the mainstream and global positioning systems which were once available to only high-end consumers. Lower price points have made the product more accessible to a larger consumer base.

While no clear single driver for growth in the technology and communications industries is evident, the macroeconomic picture remains positive and we expect continued growth into 2006. As we have done throughout 2005, we will continue to focus on individual stock selection as the key driver of Fund performance.

Portfolio Manager: Chip Zhu

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1

Fund Performance	Gartmore GVIT Global Technology and Communications Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I	-0.52%	-11.99%	-15.48%
Class II3	-0.78%	-12.10%	-15.59%
Class III[3]	-0.51%	-11.85%	-15.36%
Class VI3	-0.78%	-12.04%	-15.52%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on June 30, 2000.
3	These returns, until the creation of the Class II shares (March 28, 2003), Class III shares (May 2, 2002) and through December 31, 2003 for the Class VI shares, are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Global Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

(a)	GSTI is an unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	Gartmore GVIT Global Technology and Communications Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Technology and Communications Fund
Class I	Actual	$1,000.00	$1,129.00	$6.76	1.26%
	Hypothetical[1]	$1,000.00	$1,018.65	$6.43	1.26%
Class II	Actual	$1,000.00	$1,129.40	$8.16	1.52%
	Hypothetical[1]	$1,000.00	$1,017.34	$7.76	1.52%
Class III	Actual	$1,000.00	$1,127.90	$6.87	1.28%
	Hypothetical[1]	$1,000.00	$1,018.55	$6.53	1.28%
Class VI	Actual	$1,000.00	$1,129.40	$7.41	1.38%
	Hypothetical[1]	$1,000.00	$1,018.04	$7.04	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Global Technology and Communications Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	95.6%
Cash Equivalents	5.8%
Other Investments*	11.6%
Liabilities in excess of other assets**	-13.0%

100.0%

Top Holdings***
Intel Corp.	7.0%
International Business Machines Corp.	6.4%
Cisco Systems, Inc.	4.8%
Microsoft Corp.	4.7%
Hutchinson Technology, Inc.	3.9%
Hewlett Packard Co.	3.8%
Dell, Inc.	3.4%
Ingram Micro, Inc.	3.2%
Google, Inc., Class A	3.0%
Motorola, Inc.	2.6%
Other Holdings	57.2%

100.0%

Top Industries
Computer Hardware	19.6%
Electronic Components	13.5%
Computer Software	10.8%
E-Commerce & Services	9.1%
Semiconductors	8.7%
Networking	6.3%
Wireless Equipment	6.2%
Computers & Memory Devices	4.8%
Computer Services	4.3%
Internet Security	2.6%
Other Industries	14.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

U.S. COMMON STOCKS (95.6%)
Commercial Services (0.5%)
Alliance Data Systems Corp. (b)	5,100	$181,560

Computer Hardware (19.6%)
Dell, Inc. (b)	42,700	1,280,573
EMC Corp. (b)	66,340	903,551
Gateway, Inc. (b)(c)	96,980	243,420
Hewlett Packard Co.	50,550	1,447,246
Ingram Micro, Inc. (b)	60,550	1,206,762
International Business Machines Corp.	29,540	2,428,187

		7,509,739

Computer Services (4.3%)
Affiliated Computer Services, Inc. (b)	6,790	401,832
Cognizant Technology Solutions Corp. (b)	15,140	762,299
Reynolds & Reynolds Co.	10,800	303,156
Sun Microsystems, Inc. (b)	41,350	173,257

		1,640,544

Computer Software (10.8%)
@Road, Inc. (b)	65,500	342,565
Computer Associates International, Inc.	13,000	366,470
F5 Networks, Inc. (b) (c)	6,960	398,042
Hyperion Solutions Corp. (b)	8,700	311,634
Microsoft Corp.	69,180	1,809,058
Oracle Corp. (b)	27,300	333,333
Quest Software, Inc. (b)	12,900	188,211
RealNetworks, Inc. (b)	21,340	165,598
Verifone Holdings, Inc. (b)	7,280	184,184

		4,099,095

Computers & Memory Devices (4.8%)
Hutchinson Technology, Inc. (b) (c)	52,800	1,502,160
Imation Corp.	6,700	308,669

		1,810,829

Data Processing & Management (0.6%)
Automatic Data Processing, Inc.	4,850	222,567

E-Commerce & Services (9.1%)
eBay, Inc. (b)	22,480	972,260
Google, Inc., Class A (b)	2,740	1,136,716
GSI Commerce, Inc. (b)	29,150	439,874
Yahoo, Inc. (b)	23,030	902,315

		3,451,165

Shares or Principal Amount		Value

U.S. COMMON STOCKS (continued)
Electronic Components (13.5%)
Flextronics International Ltd. (b)	17,370	$181,343
Intel Corp.	106,300	2,653,247
LG Philips Lcd Co. ADR — KR (b)	9,020	193,569
LSI Logic Corp. (b)	35,100	280,800
Mindspeed Technologies, Inc. (b)	129,510	304,349
Mips Technologies, Inc. (b) (c)	97,720	555,050
Nam Tai Electronics, Inc. (c)	21,430	482,175
Power Integrations (b) (c)	8,340	198,575
Skyworks Solutions, Inc. (b)	57,040	290,334

		5,139,442

Internet Security (2.6%)
McAfee, Inc. (b)	18,770	509,230
Symantec Corp. (b)	27,150	475,125

		984,355

Internet Software & Services (0.6%)
VeriSign, Inc. (b)	10,700	234,544

Marketing Services (1.7%)
24/7 Real Media, Inc. (b)	87,360	641,222

Networking (6.3%)
Cisco Systems, Inc. (b)	106,580	1,824,649
Foundry Networks, Inc. (b) (c)	20,850	287,939
Juniper Networks, Inc. (b)	13,550	302,165

		2,414,753

Real Estate Agents & Managers (0.2%)
Ziprealty, Inc. (b) (c)	10,930	92,031

Semiconductor Equipment (1.5%)
Photronics Corp. (b)	37,720	568,063

Semiconductors (8.7%)
Analog Devices, Inc.	15,550	557,779
Applied Materials, Inc.	18,490	331,711
ASML Holding NV ADR — NL (b)	18,750	376,500
Cypress Semiconductor Corp. (b) (c)	24,320	346,560
Fairchild Semiconductor International, Inc. (b)	21,400	361,874
Linear Technology Corp.	4,900	176,743
National Semiconductor Corp.	14,060	365,279
Texas Instruments, Inc.	25,360	813,294

		3,329,740

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

U.S. COMMON STOCKS (continued)
Technology (1.7%)
Avnet, Inc. (b)	19,200	$459,648
Pdf Solutions, Inc. (b)	11,870	192,888

		652,536

Telecommunication Equipment (1.7%)
Emulex Corp. (b)	22,750	450,223
Tellabs, Inc. (b)	16,650	181,485

		631,708

Telecommunications Equipment Fiber Optics (1.2%)
Corning, Inc. (b)	22,620	444,709

Wireless Equipment (6.2%)
Motorola, Inc.	43,920	992,153
Qualcomm, Inc.	22,160	954,653
RF Micro Devices, Inc. (b) (c)	73,940	400,015

		2,346,821

Total U.S. Common Stocks		36,395,423

CASH EQUIVALENTS (5.8%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $2,244,815)	$2,243,783	2,243,783

Total Cash Equivalents		2,243,783

Shares or Principal Amount		Value
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (11.6%)
Pool of short-term securities for Gartmore Variable Insurance Trust — Note 2 (Securities Lending)	$4,441,938	$4,441,938

Total Short-Term Securities Held as Collateral for Securities Lending		4,441,938

Total Investments (Cost $41,985,388) (a) — 113.0%		43,081,144
Liabilities in excess of other assets — (13.0)%		(4,961,322)

NET ASSETS — 100.0%		$38,119,822

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	All or part of the security was on loan as of December 31, 2005.

ADR	American Depositary Receipt

KR	South Korea

NL	Netherlands

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $39,741,605)	$40,837,361
Repurchase agreements, at cost and value	2,243,783

Total Investments	43,081,144

Foreign currencies, at value (cost $896,168)	912,861
Receivable for capital shares issued	118,537
Interest and dividends receivable	28,872
Receivable for investments sold	1,426,054
Prepaid expenses and other assets	80

Total Assets	45,567,548

Liabilities:
Payable for investments purchased	2,833,857
Payable for capital shares redeemed	113,496
Payable for return of collateral received for securities on loan	4,441,938
Accrued expenses and other payables:
Investment advisory fees	32,199
Fund administration and transfer agent fees	1,631
Distribution fees	1,098
Administrative servicing fees	2,232
Other	21,275

Total Liabilities	7,447,726

Net Assets	$38,119,822

Represented by:
Capital	$48,252,133
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(11,244,760)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,112,449

Net Assets	$38,119,822

Net Assets:
Class I Shares	$15,010,453
Class II Shares	1,575,017
Class III Shares	17,975,168
Class VI Shares	3,559,184

Total	$38,119,822

Shares outstanding (unlimited number of shares authorized):
Class I Shares	3,899,633
Class II Shares	410,604
Class III Shares	4,634,530
Class VI Shares	926,320

Total	9,871,087

Net asset value and offering price per share:*
Class I Shares	$3.85
Class II Shares	$3.84
Class III Shares	$3.88
Class VI Shares	$3.84

*Not	subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$27,625
Dividend income	157,812
Income from securities lending	47,152

Total Income	232,589

Expenses:
Investment advisory fees	349,909
Fund administration and transfer agent fees	27,153
Distribution fees Class II Shares	4,291
Distribution fees Class VI Shares	6,832
Administrative servicing fees Class I Shares	19,387
Administrative servicing fees Class II Shares	2,422
Administrative servicing fees Class III Shares	25,606
Other	30,048

Total expenses before earnings credit	465,648
Earnings credit (Note 6)	(93)

Total Expenses	465,555

Net Investment Income (Loss)	(232,966)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	1,136,873
Net realized gains (losses) on foreign currency transactions	74

Net realized gains (losses) on investment and foreign currency transactions	1,136,947
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,337,769)

Net realized/unrealized gains (losses) on investments and foreign currencies	(1,200,822)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,433,788)

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$(232,966)	$(358,914)
Net realized gains (losses) on investment and foreign currency transactions	1,136,947	(2,493,186)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,337,769)	2,092,250

Change in net assets resulting from operations	(1,433,788)	(759,850)

Change in net assets from capital transactions	(8,347,945)	(2,824,060)

Change in net assets	(9,781,733)	(3,583,910)
Net Assets:
Beginning of period	47,901,555	51,485,465

End of period	$38,119,822	$47,901,555

Accumulated net investment income (loss)	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,848,192	$13,348,148
Cost of shares redeemed	(11,375,754)	(9,682,763)

	(4,527,562)	3,665,385

Class II Shares
Proceeds from shares issued	1,207	4,248,694
Cost of shares redeemed	(729,698)	(3,829,138)

	(728,491)	419,556

Class III Shares
Proceeds from shares issued	7,558,094	12,911,950
Cost of shares redeemed	(11,494,153)	(22,278,002)

	(3,936,059)	(9,366,052)

Class VI Shares
Proceeds from shares issued	2,152,609	2,727,660	(a)
Cost of shares redeemed	(1,308,442)	(270,609	)(a)

	844,167	2,457,051

Change net assets from capital transactions	$(8,347,945)	$(2,824,060)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,935,433	3,535,990
Redeemed	(3,239,381)	(2,633,623)

	(1,303,948)	902,367

Class II Shares
Issued	220	1,084,304
Redeemed	(212,413)	(1,034,233)

	(212,193)	50,071

Class III Shares
Issued	2,078,810	3,334,188
Redeemed	(3,250,224)	(6,455,511)

	(1,171,414)	(3,121,323)

Class VI Shares
Issued	602,908	775,393	(a)
Redeemed	(372,541)	(79,440	)(a)

	230,367	695,953

(a)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Technology and Communications Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$7.35	(0.03)	(3.11)	(3.14)	—	—	$4.21	(42.72%	)	$15,585	1.35%		(0.88%	)	2.02%		(1.55%	)	894.05%
Year Ended December 31, 2002	$4.21	(0.03)	(1.77)	(1.80)	(0.02)	(0.02)	$2.39	(42.78%	)	$7,791	1.34%		(0.65%	)	1.39%		(0.70%	)	879.28%
Year Ended December 31, 2003	$2.39	(0.03)	1.35	1.32	—	—	$3.71	55.23%		$15,960	1.24%		(0.94%	)	(h	)	(h	)	1045.37%
Year Ended December 31, 2004	$3.71	(0.02)	0.18	0.16	—	—	$3.87	4.31%		$20,144	1.30%		(0.69%	)	(h	)	(h	)	728.29%
Year Ended December 31, 2005	$3.87	(0.02)	—	(0.02)	—	—	$3.85	(0.52%	)	$15,010	1.28%		(0.63%	)	(h	)	(h	)	571.34%

Class II Shares
Period Ended December 31, 2003(d)	$2.45	(0.01)	1.28	1.27	—	—	$3.72	51.84%	(f)	$2,128	1.49%	(g)	(1.27%	)(g)	(h	)	(h	)	1045.37%
Year Ended December 31, 2004	$3.72	(0.05)	0.20	0.15	—	—	$3.87	4.03%		$2,409	1.53%		(0.98%	)	(h	)	(h	)	728.29%
Year Ended December 31, 2005	$3.87	(0.04)	0.01	(0.03)	—	—	$3.84	(0.78%	)	$1,575	1.53%		(0.89%	)	(h	)	(h	)	571.34%

Class III Shares
Period Ended December 31, 2002(e)	$3.29	(0.01)	(0.85)	(0.86)	(0.02)	(0.02)	$2.41	(26.14%	)(f)	$5,822	1.37%	(g)	(3.49%	)(g)	1.79%	(g)	(3.91%	)(g)	879.28%
Year Ended December 31, 2003	$2.41	(0.02)	1.35	1.33	—	—	$3.74	55.19%		$33,398	1.25%		(1.00%	)	(h	)	(h	)	1045.37%
Year Ended December 31, 2004	$3.74	(0.04)	0.20	0.16	—	—	$3.90	4.28%		$22,656	1.28%		(0.73%	)	(h	)	(h	)	728.29%
Year Ended December 31, 2005	$3.90	(0.02)	—	(0.02)	—	—	$3.88	(0.51%	)	$17,975	1.29%		(0.64%	)	(h	)	(h	)	571.34%

Class VI Shares
Period Ended December 31, 2004(i)	$3.59	(0.01)	0.29	0.28	—	—	$3.87	7.80%	(f)	$2,693	1.46%	(g)	(0.44%	)(g)	(h	)	(h	)	728.29%
Year Ended December 31, 2005	$3.87	(0.02)	(0.01)	(0.03)	—	—	$3.84	(0.78%	)	$3,559	1.39%		(0.73%	)	(h	)	(h	)	571.34%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

(i)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Global Technology and Communications Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$400,000	4.31%	01/03/06
Funding Agreement — GIC	GE Life and Annuity	400,000	4.47%	01/17/06
Master Note — Floating	CDC Financial Product Inc.	1,000,000	4.35%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	500,000	4.35%	01/03/06
Repurchase Agreement	Nomura Securities	2,141,938	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$4,298,882	$4,441,938

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m) Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
$0 up to $500 million	0.98%
$500 million up to $2 billion	0.93%
$2 billion and more	0.88%

GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.23% for all classes until at least May 1, 2006.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2005, there were no cumulative potential reimbursements for all classes of shares of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $49,350 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III or Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III or Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III or Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $10,537.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $201,915,085 and sales of $211,028,032.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

There were no distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004.

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(10,650,646)	$518,335	$(10,132,311)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$42,579,502	$1,371,193	$(869,551)	$501,642

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$1,463,224	2009
6,053,241	2010
3,134,181	2012

16

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Global Technology and Communications Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Technology and Communications Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

17

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/-1 percentage point	+/-0.02%
+/-2 percentage point	+/-0.04%
+/-3 percentage point	+/-0.06%
+/-4 percentage point	+/-0.08%
+/-5 percentage point	+/-0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

18

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

23

Gartmore GVIT Global Health Sciences Fund

Annual Report

| December 31, 2005

Contents

5	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Global Health Sciences Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Global Health Sciences Fund (Class III at NAV) returned 8.42% versus 12.11% for its benchmark, the Goldman Sachs Healthcare Index.

The health-care sector experienced a bumpy ride in late 2004, largely due to Eli Lilly and Co.’s attempt to overcome a strong patent challenge from makers of generic drugs. This case posed a potentially substantial risk to the pharmaceuticals industry, so Lilly’s victory served to smooth the way for positive performance in 2005.

During the early months of 2005, the health-care sector performed steadily until Tysabri, a new treatment for multiple sclerosis approved by the Food and Drug Administration (FDA), was taken off the market when several deaths were reported shortly after the drug’s rollout. Questions were raised about the FDA, and sentiment regarding health-care was generally poor in the middle of 2005. In the latter half of the year, however, health-care turned around and, for the reporting period overall, both the Fund and its Index posted positive gains.

Most of the Fund’s underperformance for the reporting period stemmed from stock selection in biotechnology. On the whole, both stock and sector allocation detracted from Fund performance. On a stock-specific level, significant detractors to Fund performance included Genentech, Inc.; Biogen Idec Inc.; and Panacos Pharmaceuticals, Inc. Although Genentech has performed well, especially since the rollout of its new prescription drug Avastin, the Fund held an underweight position in the stock. Biogen Idec was affected by the aforementioned fatality reports involving the drug Tysabri. A secondary public offering of Panacos in October revealed a lack of interest from investors, resulting in a loss for the stock.

On the positive side, strong stock selection in the medical device industry benefited the Fund during the period, particularly our overweight position in St. Jude Medical, Inc. Almost as important as what is held in the Fund is what is not held. For example, Zimmer Holdings, Inc. and Stryker Corp. both suffered substantial losses during the period, and our decision not to hold these stocks helped to buoy our position in the industry. Also adding to Fund performance was PacifiCare Health Systems, Inc., which recently was purchased by UnitedHealth Group Inc. in an effort to increase UnitedHealth’s exposure to the HMO industry.

Throughout 2005, we were guarded in relation to pharmaceuticals, but as we enter 2006, we are feeling renewed optimism about the sector, especially given recent restructuring efforts. We are finding more opportunities in the small- to mid-cap categories in various sections of the health-care market, such as biotechnology. We believe that, given the relatively weak performance of large-cap stocks in 2005, the opportunity for growth for the small- to mid-cap market is much greater.

Portfolio Manager: Paul Cluskey

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Goldman Sachs Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

1

Fund Performance	Gartmore GVIT Global Health Sciences Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	8.44%	5.94%	5.58%
Class II3	8.19%	5.70%	5.33%
Class III[3]	8.42%	5.98%	5.61%
Class VI4	8.23%	5.90%	5.54%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 29, 2000.
3	These returns, until the creation of the Class II shares (March 28, 2003), are based on the performance of the Class I shares of the Fund until December 28, 2001 and on the performance of Class III shares of the Fund for the remainder of the period. These returns for Class I shares from December 29, 2001 until May 5, 2002 are based on the performance of Class III shares because no Class I shares were outstanding during that period. These returns until the creation of Class III shares (December 29, 2001) are based on the performance of Class I shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each class would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. If these fees were reflected, returns would be less t
4	These returns, through December 31, 2003, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class I shares, from December 29, 2000 to December 28, 2001 and the performance of Class III shares for the remainder of that period. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities. Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore GVIT Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged market capitalization-weighted index that is generally representative of the stocks in the health-care sector.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	Gartmore GVIT Global Health Sciences Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Health Sciences Fund
Class I	Actual	$1,000.00	$1,052.50	$6.52	1.26%
	Hypothetical[1]	$1,000.00	$1,018.65	$6.43	1.26%
Class II	Actual	$1,000.00	$1,050.90	$7.81	1.51%
	Hypothetical[1]	$1,000.00	$1,017.39	$7.71	1.51%
Class III	Actual	$1,000.00	$1,052.40	$6.52	1.26%
	Hypothetical[1]	$1,000.00	$1,018.65	$6.43	1.26%
Class VI	Actual	$1,000.00	$1,051.50	$7.50	1.45%
	Hypothetical[1]	$1,000.00	$1,017.69	$7.40	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Global Health Sciences Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.5%
Cash Equivalents	0.3%
Other Investments*	16.2%
Liabilities in excess of other assets**	-16.0%

100.0%

Top Holdings***
UnitedHealth Group, Inc.	5.8%
Cardinal Health, Inc.	5.3%
Johnson & Johnson	4.9%
Wyeth	4.2%
Genentech, Inc.	4.2%
Medtronic, Inc.	4.1%
Amgen, Inc.	4.0%
Roche Holding AG	3.3%
Pfizer, Inc.	3.2%
St. Jude Medical, Inc.	3.0%
Other Holdings	58.0%

100.0%

Top Industries
Drugs	27.3%
Medical Products	17.6%
Insurance	14.9%
Therapeutics	7.7%
Medical Instruments	7.3%
Medical Products & Services	6.9%
Medical Services	4.9%
Biomedical & Genetic	4.8%
Health Care Services	4.3%
Hospitals	1.5%
Other Industries	2.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

U.S. COMMON STOCKS (99.5%)
Biomedical & Genetic (4.8%)
Biogen Idec, Inc. (b)	40,680	$1,844,024
Panacos Pharmaceuticals, Inc. (b)	46,366	321,316
Regeneron Pharmaceuticals, Inc. (b) (c)	63,185	1,007,801

		3,173,141

Diagnostic Equipment (1.5%)
Cytyc Corp. (b) (c)	34,282	967,781

Distribution & Wholesale (0.8%)
MWI Veterinary Supply, Inc. (b)	19,930	514,393

Drugs (27.3%)
Sanofi-Aventis — CH	32,230	1,414,897
Adams Respiratory Therapeutics, Inc. (b)	15,130	615,186
Amgen, Inc. (b)	33,011	2,603,246
Andrx Corp. (b)	36,830	606,590
Barr Pharmaceuticals, Inc. (b)	17,130	1,067,028
Merck & Co., Inc.	41,190	1,310,254
Novartis AG ADR	27,145	1,424,570
Pfizer, Inc.	89,587	2,089,169
Roche Holding AG-CH	14,557	2,183,427
Shire Pharmaceuticals Group PLC (c)	47,473	1,841,478
Wyeth	60,582	2,791,012

		17,946,857

Health Care Services (4.3%)
American Healthways, Inc. (b) (c)	29,790	1,347,997
Lincare Holdings, Inc. (b)	18,640	781,202
WebMD Health Corp., Class A (b) (c)	24,210	703,301

		2,832,500

Hospitals (1.5%)
Community Health Systems, Inc. (b)	25,705	985,530

Insurance (14.9%)
CIGNA Corp.	11,330	1,265,561
Coventry Health Care, Inc. (b)	32,053	1,825,739
Humana, Inc. (b)	34,120	1,853,740
UnitedHealth Group, Inc.	61,425	3,816,943
WellPoint, Inc. (b)	12,910	1,030,089

		9,792,072

Shares or Principal Amount		Value

U.S. COMMON STOCKS (continued)
Medical Instruments (7.3%)
Beckman Coulter, Inc.	18,803	$1,069,891
Cynosure, Inc. (b)	19,170	402,378
St. Jude Medical, Inc. (b)	39,823	1,999,114
Thoratec Corp. (b) (c)	31,890	659,804
Ventana Medical Systems, Inc. (b) (c)	16,550	700,893

		4,832,080

Medical Products (17.6%)
EV3, Inc. (b) (c)	38,900	573,386
Haemonetics Corp. (b) (c)	27,001	1,319,269
Johnson & Johnson	53,385	3,208,438
Medtronic, Inc.	46,942	2,702,451
NuVasive, Inc. (b) (c)	36,930	668,433
NxStage Medical, Inc. (b)	36,529	436,887
PSS World Medical, Inc. (b) (c)	42,970	637,675
ResMed, Inc. (b) (c)	35,580	1,363,070
Symmetry Medical, Inc. (b) (c)	35,950	697,071

		11,606,680

Medical Products & Services (6.9%)
Cardinal Health, Inc.	50,875	3,497,656
Pharmaceutical Product Development, Inc.	16,830	1,042,619

		4,540,275

Medical Services (4.9%)
McKesson Corp.	31,092	1,604,037
United Surgical Partners International, Inc. (b) (c)	19,755	635,123
Universal Health Services, Inc., Class B	20,410	953,963

		3,193,123

Therapeutics (7.7%)
Genentech, Inc. (b)	30,105	2,784,712
Genzyme Corp. (b)	25,138	1,779,268
NPS Pharmaceuticals, Inc. (b) (c)	40,540	479,994

		5,043,974

Total U.S. Common Stocks		65,428,406

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

CASH EQUIVALENTS (0.3%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $207,716)	$207,620	$207,620

Total Cash Equivalents		207,620

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (16.2%)
Pool of short-term securities for Gartmore Variable Insurance Trust — note 2 (Securities Lending)	$10,678,084	$10,678,084

Total Short-Term Securities Held as Collateral for Securities Lending		10,678,084

Total Investments (Cost $72,936,562) (a) — 116.0%		76,314,110
Liabilities in excess of other assets — (16.0)%		(10,539,036)

NET ASSETS — 100.0%		$65,775,074

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

(c)	All or part of the security was on loan as of December 31, 2005.

ADR	American Depositary Receipt

CH	Switzerland

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND (continued)

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $72,728,942)	$76,106,490
Repurchase agreements, at cost and value	207,620

Total Investments	76,314,110

Cash	40
Interest and dividends receivable	29,099
Receivable for capital shares issued	46,575
Receivable for investments sold	183,133
Prepaid expenses and other assets	196

Total Assets	76,573,153

Liabilities:
Payable for capital shares redeemed	50,880
Payable for return of collateral received for securities on loan	10,678,084
Accrued expenses and other payables:
Investment advisory fees	56,046
Fund administration and transfer agent fees	3,573
Distribution fees	2,728
Administrative servicing fees	1,937
Other	4,831

Total Liabilities	10,798,079

Net Assets	$65,775,074

Represented by:
Capital	$63,582,851
Accumulated net investment income (loss)	(2,030)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,183,295)
Net unrealized appreciation (depreciation) on investments	3,377,548

Net Assets	$65,775,074

Net Assets:
Class I Shares	$7,747,098
Class II Shares	2,566,902
Class III Shares	45,169,063
Class VI Shares	10,292,011

Total	$65,775,074

Shares outstanding (unlimited number of shares authorized):
Class I Shares	749,057
Class II Shares	249,923
Class III Shares	4,359,007
Class VI Shares	995,248

Total	6,353,235

Net asset value and offering price per share:*
Class I Shares	$10.34
Class II Shares	$10.27
Class III Shares	$10.36
Class VI Shares	$10.34

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$119,655
Dividend income	504,742
Income from securities lending	21,249

Total Income	645,646

Expenses:
Investment advisory fees	635,020
Fund administration and transfer agent fees	46,358
Distribution fees Class II Shares	7,093
Distribution fees Class VI Shares	19,580
Administrative servicing fees Class I Shares	12,349
Administrative servicing fees Class II Shares	3,992
Administrative servicing fees Class III Shares	59,969
Administrative servicing fees Class VI Shares	3,754
Other	29,223

Total expenses before earnings credit	817,338
Earnings credit (Note 6)	(236)

Total Expenses	817,102

Net Investment Income (Loss)	(171,456)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	5,730,243
Net realized gains (losses) on foreign currency transactions	(10,219)

Net realized gains (losses) on investment and foreign currency transactions	5,720,024
Net change in unrealized appreciation/depreciation on investments	(361,551)

Net realized/unrealized gains (losses) on investments and foreign currencies	5,358,473

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,187,017

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$(171,456)	$(149,451)
Net realized gains (losses) on investment and foreign currency transactions	5,720,024	1,055,705
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(361,551)	1,414,602

Change in net assets resulting from operations	5,187,017	2,320,856

Distributions to Class I shareholders from:
Net realized gains on investments	(914,527)	(28,764)
Distributions to Class II shareholders from:
Net realized gains on investments	(290,661)	(18,194)
Distributions to Class III shareholders from:
Net realized gains on investments	(5,019,544)	(148,723)
Distributions to Class VI shareholders from:
Net realized gain on investment	(1,070,723)	—

Change in net assets from shareholder distributions	(7,295,455)	(195,681)

Change in net assets from capital transactions	12,061,047	20,004,854

Change in net assets	9,952,609	22,130,029
Net Assets:
Beginning of period	55,822,465	33,692,436

End of period	$65,775,074	$55,822,465

Accumulated net investment income (loss)	$(2,030)	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,678,056	$7,063,842
Dividends reinvested	914,527	28,764
Cost of shares redeemed	(7,596,357)	(4,003,735)

	(3,774)	3,088,871

Class II Shares
Proceeds from shares issued	2,206	2,408,238
Dividends reinvested	290,661	18,194
Cost of shares redeemed	(860,694)	(1,599,362)

	(567,827)	827,070

Class III Shares
Proceeds from shares issued	17,975,705	31,609,821
Dividends reinvested	5,019,540	148,722
Cost of shares redeemed	(16,113,669)	(20,508,099)

	6,881,576	11,250,444

Class VI Shares
Proceeds from shares issued	6,539,874	5,746,069	(a)
Dividends reinvested	1,070,723	—
Cost of shares redeemed	(1,859,525)	(907,600	)(a)

	5,751,072	4,838,469

Change net assets from capital transactions	$12,061,047	$20,004,854

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Shares
Issued	$615,138	$682,900
Reinvested	87,155	2,817
Redeemed	(692,995)	(390,960)

	9,298	294,757

Class II Shares
Issued	137	231,007
Reinvested	27,908	1,785
Redeemed	(79,268)	(155,966)

	(51,223)	76,826

Class III Shares
Issued	1,641,409	3,030,056
Reinvested	478,035	14,537
Redeemed	(1,469,052)	(2,043,885)

	650,392	1,000,708

Class VI Shares
Issued	593,542	557,949	(a)
Reinvested	102,298	—
Redeemed	(165,802)	(92,739	)(a)

	530,038	465,210

(a)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Health Sciences Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 27, 2001 (c) (d)	$9.83	(0.03)	—	0.39	0.36	(0.02)	—	(0.02)	$10.17	3.67%	(g)	$2,549	1.24%	(h)	(0.32%	)(h)	5.51%	(h)	(4.59%	)(h)	892.96%
Period Ended December 31, 2002 (e)	$9.51	(0.02)	0.01	(1.31)	(1.32)	—	—	—	$8.19	(13.88%	)(g)	$370	1.22%	(h)	(0.25%	)(h)	(i	)	(i	)	764.93%
Year Ended December 31, 2003	$8.19	(0.02)	0.01	3.01	3.00	—	(1.23)	(1.23)	$9.96	36.69%		$4,434	1.24%		(0.36%	)	(i	)	(i	)	542.89%
Year Ended December 31, 2004	$9.96	(0.03)	0.01	0.80	0.78	—	(0.05)	(0.05)	$10.69	7.86%		$7,910	1.26%		(0.28%	)	(i	)	(i	)	424.94%
Year Ended December 31, 2005	$10.69	(0.03)	—	0.92	0.89	—	(1.24)	(1.24)	$10.34	8.44%		$7,747	1.26%		(0.22%	)	(i	)	(i	)	366.90%

Class II Shares
Period Ended December 31, 2003 (f)	$8.72	(0.01)	0.01	2.46	2.46	—	(1.23)	(1.23)	$9.95	28.27%	(g)	$2,232	1.49%	(h)	(0.59%	)(h)	(i	)	(i	)	542.89%
Year Ended December 31, 2004	$9.95	(0.06)	0.01	0.80	0.75	—	(0.05)	(0.05)	$10.65	7.56%		$3,208	1.50%		(0.54%	)	(i	)	(i	)	424.94%
Year Ended December 31, 2005	$10.65	(0.05)	—	0.91	0.86	—	(1.24)	(1.24)	$10.27	8.19%		$2,567	1.51%		(0.47%	)	(i	)	(i	)	366.90%

Class III Shares
Period Ended December 31, 2001 (d)	$10.17	—	—	(0.03)	(0.03)	—	—	—	$10.14	(0.30%	)(g)	$2,540	1.35%	(h)	(1.13%	)(h)	1.35%	(h)	(1.13%	)(h)	892.96%
Year Ended December 31, 2002	$10.14	(0.03)	0.01	(1.92)	(1.94)	—	—	—	$8.20	19.13%		$11,652	1.23%		(0.37%	)	1.24%		(0.38%	)	764.93%
Year Ended December 31, 2003	$8.20	(0.03)	0.01	3.03	3.01	—	(1.23)	(1.23)	$9.98	36.77%		$27,026	1.22%		(0.39%	)	(i	)	(i	)	542.89%
Year Ended December 31, 2004	$9.98	(0.03)	0.01	0.80	0.78	—	(0.05)	(0.05)	$10.71	7.84%		$39,723	1.26%		(0.29%	)	(i	)	(i	)	424.94%
Year Ended December 31, 2005	$10.71	(0.02)	—	0.91	0.89	—	(1.24)	(1.24)	$10.36	8.42%		$45,169	1.25%		(0.24%	)	(i	)	(i	)	366.90%

Class VI Shares
Period Ended December 31, 2004 (j)	$10.70	(0.02)	0.01	0.02	0.01	—	—	—	$10.71	0.09%	(g)	$4,981	1.35%	(h)	(0.36%	)(h)	(i	)	(i	)	424.94%
Year Ended December 31, 2005	$10.71	(0.03)	—	0.90	0.87	—	(1.24)	(1.24)	$10.34	8.23%		$10,292	1.42%		(0.43%	)	(i	)	(i	)	366.90%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	Class I shares were exchanged into Class III shares effective December 28, 2001.

(e)	For the period from May 6, 2002 (recommencement of sales to the public) through December 31, 2002.

(f)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(g)	Not annualized.

(h)	Annualized.

(i)	There were no fee reductions during the period.

(j)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Global Health Sciences Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(i)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$500,000	4.31%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	4,000,000	4.35%	01/03/06
Repurchase Agreement	Nomura Securities	6,178,084	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$10,340,378	$10,678,084

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income,

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
$0 up to $500 million	1.00%
$500 million up to $2 billion	0.95%
$2 billion and more	0.90%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), to provide sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $87,303 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $16,982.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $225,859,219 and sales of $217,211,234.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$7,295,455	$—	$7,295,455	$—	$7,295,455
2004	195,681	—	195,681	—	195,681

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$—	$—	$—	$(815,507)	$3,007,730	$2,192,223

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$73,306,380	$4,011,211	$(1,003,481)	$3,007,730

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $815,507.

17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Global Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Health Sciences Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

18

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1.	Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 11% of income dividends that qualify for the dividends received deduction available to corporations.

2.	Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/-1 percentage point	+/-0.02%
+/-2 percentage point	+/-0.04%
+/-3 percentage point	+/-0.06%
+/-4 percentage point	+/-0.08%
+/-5 percentage point	+/-0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Gartmore GVIT Nationwide Leaders Fund

Annual Report

| December 31, 2005

Contents

5	Statement of Investments

6	Statement of Assets and Liabilities

6	Statement of Operations

7	Statements of Changes in Net Assets

8	Financial Highlights

9	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Nationwide Leaders Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Nationwide Leaders Fund (Class III at NAV) returned 10.30% versus 4.91% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 6.66%.

While the market’s lack of clear direction persisted throughout most of 2005, a fourth-quarter rally pushed most broadly based stock indexes into positive territory. Investors were cheered by the U.S. economy’s solid third-quarter growth of 4.1%—despite a series of hikes in short-term interest rates by the Federal Reserve Board, high energy prices and a punishing hurricane season.

While the overall market finished the year with relatively modest gains, favorable stock selection enabled the Fund to deliver a double-digit return. Our picks in the information technology, consumer discretionary, consumer staples and health-care sectors were particularly beneficial. In technology, the Fund was aided by holdings in Advanced Micro Devices, Inc. (AMD), a maker of semiconductors for personal computers. Although AMD had a much smaller market share than competitor Intel Corp., AMD marketed what we felt were higher-quality chips at attractive prices. Further, AMD appeared to have the lead over Intel in the development of dual-core chips, which incorporates two central processing units on one chip and will likely be standard equipment on increasing numbers of personal computers in the future. Also boosting the Fund’s results was Fund holding Seagate Technology, a manufacturer of hard-disk drives. Seagate’s stock benefited from an expanding market for hard-disk drives in consumer entertainment applications, such as the iPod, Apple Computer, Inc.’s popular personal digital media player. We sold the Seagate stock after its valuation became a bit stretched, and it appeared that Apple might substitute flash memory for hard disks in some of its iPod models. In the consumer discretionary sector, one contributor to the Fund’s performance was office supply chain Staples, Inc.; the company delivered solid financial results, while one of its key competitors continued to struggle.

On the negative side, Fund performance suffered due to the Fund’s position in heavy truck maker PACCAR Inc. The company’s stock underperformed, partly because of fears that truck sales for recent quarters might have been stronger due to stepped-up buying in advance of more stringent vehicle emission standards. The new standards will be phased in during 2007 and 2008, and it is possible that sales could weaken once the standards take effect. Holdings in telecommunication services provider Verizon Communications Inc. also held back the Fund’s performance. Investor skepticism about Verizon’s decision to buy MCI, along with doubts about the wisdom of Verizon’s huge investment in expanding its fiberoptic network, sidetracked the stock. We sold the Fund’s holdings in both PACCAR and Verizon by the end of the reporting period.

Our outlook for 2006 is optimistic, because we are still finding good values in the market. However, we believe that selectivity will continue to be important, as it has been for the past two years. We anticipate pockets of strength, not a rising tide that will lift all boats. One area where we anticipate finding some attractive opportunities is large-cap growth stocks, because this group has underperformed for the past five years or so, and, in many cases, valuations have fallen to levels that enable these stocks to be bought by this Fund, despite our value bias. Furthermore, earnings growth for the market overall has outpaced gains in share prices for the past three years, a trend suggesting that stock prices could play catch-up at some point.

Portfolio Manager: Gary Haubold, CFA

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

1

Fund Performance	Gartmore GVIT Nationwide Leaders Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class I3	10.31%	11.56%
Class III[4]	10.30%	11.58%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 31, 2001.
3	These returns until the creation of the Class I shares (May 9, 2002) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class III shares would have produced because all classes of shares invest in the same portfolio of securities.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore Nationwide Leaders Fund, Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2

Shareholder

Expense Example	Gartmore GVIT Nationwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Nationwide Leaders Fund
Class I	Actual	$1,000.00	$1,089.90	$6.11	1.16%
	Hypothetical[1]	$1,000.00	$1,019.15	$5.92	1.16%
Class III	Actual	$1,000.00	$1,089.80	$6.11	1.16%
	Hypothetical[1]	$1,000.00	$1,019.15	$5.92	1.16%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

3

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Nationwide Leaders Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	94.0%
Cash Equivalents	11.1%
Liabilities in excess of other assets	-5.1%

100.0%

Top Holdings*
Imperial Tobacco Group PLC — ADR	6.4%
ConocoPhillips	6.4%
Abbott Laboratories	5.3%
Bristol-Myers Squibb Co.	5.1%
Old Republic International Corp.	4.9%
Johnson & Johnson	4.9%
Barrick Gold Corp.	4.9%
Advanced Micro Devices, Inc.	4.7%
Altria Group, Inc.	4.7%
Berkshire Hathaway, Inc.- CL B	4.4%
Other Holdings	48.3%

100.0%

Top Industries
HealthCare	19.6%
Tobacco	14.9%
Oil & Gas	10.1%
Multi-Line Insurance	9.3%
Gold Mining	4.9%
Semiconductors	4.7%
Telephone Communication	4.3%
Energy Equipment & Services	4.3%
Financial Services	3.9%
Construction	3.9%
Other Industries	20.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

4

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE LEADERS FUND

Statement of Investments — December 31, 2005

	Shares or Principal Amount	Value

COMMON STOCKS (94.0%)
Apparel & Accessories (2.6%)
TJX Companies, Inc.	24,800	$576,104

Banking (3.4%)
Barclays PLC — ADR — GB	17,400	732,192

Communication Services (3.8%)
Citizens Communications Co.	68,000	831,640

Construction (3.9%)
Lafarge North American, Inc.	15,600	858,312

Energy Equipment & Services (4.3%)
Progress Energy, Inc.	21,400	939,888

Financial Services (3.9%)
Bank of America Corp.	18,600	858,390

Gold Mining (4.9%)
Barrick Gold Corp.	38,000	1,059,060

Healthcare (19.6%)
Abbott Laboratories	29,100	1,147,412
Aetna, Inc.	9,800	924,238
Bristol-Myers Squibb Co.	48,200	1,107,636
Johnson & Johnson	17,700	1,063,770

		4,243,056

Multi-Line Insurance (9.3%)
Berkshire Hathaway, Inc. — CL B (b)	325	954,038
Old Republic International Corp.	40,800	1,071,408

		2,025,446

Oil & Gas (10.1%)
ConocoPhillips	23,800	1,384,684
Newfield Exploration Co. (b)	16,400	821,148

		2,205,832

Railroads (1.0%)
Norfolk Southern Corp.	5,000	224,150

Real Estate Investment Trusts (3.3%)
First Industrial Realty Trust, Inc.	18,800	723,800

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors (4.7%)
Advanced Micro Devices, Inc. (b)	33,700	$1,031,220

Telephone communication (4.3%)
AT&T, Inc.	38,400	940,416

Tobacco (14.9%)
Altria Group, Inc.	13,700	1,023,664
Imperial Tobacco Group PLC — ADR	22,900	1,385,221
Reynolds American, Inc.	8,600	819,838

		3,228,723

Total Common Stocks		20,478,229

CASH EQUIVALENTS (11.1%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $2,407,724)	$2,406,617	2,406,617

Total Cash Equivalents		2,406,617

Total Investments (Cost $22,458,169) (a) — 105.1%		22,884,846
Liabilities in excess of other assets — (5.1)%		(1,117,174)

NET ASSETS — 100.0%		$21,767,672

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR	American Depositary Receipt
GB	Great Britain

See notes to financial statements.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE LEADERS FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $20,051,552)	$20,478,229
Repurchase agreements, at cost and value	2,406,617

Total Investments	22,884,846

Interest and dividends receivable	83,146
Receivable for capital shares issued	577
Receivable for investments sold	266,394
Prepaid expenses and other assets	55

Total Assets	23,235,018

Liabilities:
Payable for investments purchased	1,443,500
Payable for capital shares redeemed	2,234
Accrued expenses and other payables:
Investment advisory fees	16,421
Fund administration and transfer agent fees	923
Administrative servicing fees	1,183
Other	3,085

Total Liabilities	1,467,346

Net Assets	$21,767,672

Represented by:
Capital	$21,369,135
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	(28,140)
Net unrealized appreciation (depreciation) on investments	426,677

Net Assets	$21,767,672

Net Assets:
Class I Shares	$1,496,182
Class III Shares	20,271,490

Total	$21,767,672

Shares outstanding (unlimited number of shares authorized):
Class I Shares	116,094
Class III Shares	1,570,539

Total	1,686,633

Net asset value and offering price per share:*
Class I Shares	$12.89
Class III Shares	$12.91

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$38,724
Dividend income	400,214

Total Income	438,938

Expenses:
Investment advisory fees	163,882
Fund administration and transfer agent fees	14,947
Administrative servicing fees Class I Shares	1,858
Administrative servicing fees Class III Shares	21,937
Other	7,963

Total expenses before earnings credit	210,587
Earnings credit (Note 6)	(16)

Total Expenses	210,571

Net Investment Income (Loss)	228,367

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	2,248,197
Net change in unrealized appreciation/depreciation on investments	(404,371)

Net realized/unrealized gains (losses) on investments	1,843,826

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,072,193

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT NATIONWIDE LEADERS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$228,367	$44,596
Net realized gains (losses) on investment transactions	2,248,197	1,537,844
Net change in unrealized appreciation/depreciation on investments	(404,371)	(54,369)

Change in net assets resulting from operations	2,072,193	1,528,071

Distributions to Class I shareholders from:
Net investment income	(17,905)	(3,421)
Net realized gains on investments	(225,335)	(12,728)
Distributions to Class III shareholders from:
Net investment income	(229,432)	(36,790)
Net realized gains on investments	(2,871,236)	(133,932)

Change in net assets from shareholder distributions	(3,343,908)	(186,871)

Change in net assets from capital transactions	12,495,504	(128,469)

Change in net assets	11,223,789	1,212,731
Net Assets:
Beginning of period	10,543,883	9,331,152

End of period	$21,767,672	$10,543,883

Accumulated net investment income (loss)	$—	$4,385

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,014,916	$778,642
Dividends reinvested	243,240	16,148
Cost of shares redeemed	(1,583,396)	(514,245)

	674,760	280,545

Class III Shares
Proceeds from shares issued	13,944,314	2,975,997
Dividends reinvested	3,100,665	170,723
Cost of shares redeemed	(5,224,235)	(3,555,734)

	11,820,744	(409,014)

Change net assets from capital transactions	$12,495,504	$(128,469)

SHARE TRANSACTIONS:
Class I Shares
Issued	144,264	62,651
Reinvested	18,632	1,169
Redeemed	(114,057)	(41,447)

	48,839	22,373

Class III Shares
Issued	1,010,443	234,709
Reinvested	237,418	12,344
Redeemed	(374,328)	(294,264)

	873,533	(47,211)

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Nationwide Leaders Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2002 (c)	$11.20	0.03	0.02	(1.75)	(1.70)	(0.06)	—	(0.06)	$9.44	(15.17%	)(e)	$247	1.12%	(f)	1.03%	(f)	(g	)	(g	)	105.28%
Year Ended December 31, 2003	$9.44	0.01	0.01	2.37	2.39	(0.02)	—	(0.02)	$11.81	25.38%		$530	1.14%		0.05%		(g	)	(g	)	244.94%
Year Ended December 31, 2004	$11.81	0.06	0.01	2.15	2.22	(0.05)	(0.20)	(0.25)	$13.78	18.79%		$927	1.19%		0.55%		(g	)	(g	)	259.37%
Year Ended December 31, 2005	$13.78	0.15	—	1.21	1.36	(0.17)	(2.08)	(2.25)	$12.89	10.31%		$1,496	1.16%		1.18%		(g	)	(g	)	483.17%

Class III Shares
Period Ended December 31, 2001 (d)	$10.00	—	—	0.08	0.08	—	—	—	$10.08	0.80%	(e)	$1,008	1.25%	(f)	(0.16%	)(f)	20.55%	(f)	(19.46%	)(f)	0.00%
Year Ended December 31, 2002	$10.08	0.04	0.02	(0.64)	(0.58)	(0.06)	—	(0.06)	$9.44	(5.78%	)	$8,463	1.15%		0.80%		1.16%		0.79%		105.28%
Year Ended December 31, 2003	$9.44	0.01	0.01	2.39	2.41	(0.02)	—	(0.02)	$11.83	25.59%		$8,801	1.13%		0.16%		(g	)	(g	)	244.94%
Year Ended December 31, 2004	$11.83	0.06	0.01	2.15	2.22	(0.05)	(0.20)	(0.25)	$13.80	18.77%		$9,617	1.17%		0.48%		(g	)	(g	)	259.37%
For Year Ended December 31, 2005	$13.80	0.16	—	1.20	1.36	(0.17)	(2.08)	(2.25)	$12.91	10.30%		$20,271	1.16%		1.26%		(g	)	(g	)	483.17%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(c)	For the period from May 9, 2002 (recommencement of operations) through December 31, 2002.

(d)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $10.08 per share.
(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Nationwide Leaders Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(e)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2005.

(h)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on the Fund’s average daily net assets and the following schedule:

Fee Schedule	Fees
Up to $500 million	0.90%
$500 million up to $2 billion	0.80%
$2 billion or more	0.75%

GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.10% for all classes until at least May 1, 2006.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended December 31, 2005, there were no cumulative potential reimbursements for all classes of shares of the Fund.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $25,181 in Administrative Services Fees from the Fund.

As of December 31, 2005, the adviser or affiliates of the advisers directly held 7% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $2,049.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $91,421,749 and sales of $83,224,051.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$2,827,950	$515,958	$3,343,908	$—	$3,343,908
2004	40,211	146,661	186,872	—	186,872

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$42,302	$—	$42,302	$—	$—	$356,235	$398,537

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$22,528,611	$775,354	$(419,119)	$356,235

14

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Nationwide Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Nationwide Leaders Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

15

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1.	Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 18% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $515,958 as long term capital gain distributions for the maximum 15% income tax rate.

2.	Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/-1 percentage point	+/-0.02%
+/-2 percentage point	+/-0.04%
+/-3 percentage point	+/-0.06%
+/-4 percentage point	+/-0.08%
+/-5 percentage point	+/-0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

16

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

17

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

18

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

21

Gartmore GVIT Emerging Markets Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Emerging Markets Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Emerging Markets Fund (Class I at NAV) returned 32.64% versus 34.54% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds was 32.53%.

Emerging markets outperformed their developed peers for a second year in succession. Egypt was the strongest performer of all countries within the Index. Of the larger nations, Russia and Turkey as well as Latin American countries such as Brazil performed well. Asia, however, disappointed on the whole, with only South Korea making notable gains. Thailand, Taiwan and Malaysia were among the worst-performing countries in the investment universe. Investors tended to reward strong earnings growth, although price/earnings levels did not change markedly. Declining interest rates and rising consumption were the key stories in countries such as Brazil, Korea, Russia and Turkey. Countries such as Taiwan, however, suffered from a lack of domestic investor interest in equity markets.

The Fund’s slight underperformance versus its benchmark was due in part to stock selection in consumer staples and energy firms, which experienced disappointing returns. Our lack of exposure to Russian oil firm OAO LUKOIL earlier in the year also detracted from Fund performance. We did make significant gains, however, in steel pipe fabricator Tenaris S.A. of Argentina, which benefited from higher levels of investment in the oil industry. Although the Fund was generally underweight in the materials sector, a strategy that worked in the Fund’s favor, certain stock selections by the Fund disappointed. Our position in Aromatics Thailand Plc. detracted notably, because Aromatics failed to open markets in China for its major products, such as benzenes. Brazilian paper producer Klabin S.A. also was weak due to fears about additional capacity, weakness in European prices, the strong U.S. dollar and rising domestic interest rates in the first half of the year.

The Fund’s most successful positions during the year were overweights in our favored consumer discretionary, financials and technology sectors. Stock selection in each case added notably to the Fund’s overall returns. In the financials sector, Fund holdings in DenizBank added the most value. This medium-sized Turkish bank has a high-quality management group focused on shareholder returns. Furthermore, this bank is a takeover candidate as Western European banks seek to expand into higher-growth markets. The Fund’s position in Korea Investment Holdings Co. also was positive for performance. Domestic activity in Korea, particularly schemes for retail investors, led to higher levels of trading and hence earnings. The Fund’s most important technology holding during the year was Hynix Semiconductor Inc., which made significant gains as it emerged from control by its creditors after near-bankruptcy in 2002. News that Hynix had signed a long-term deal with Apple Computer, Inc. to supply chips for Apple’s iPod product provided a further stimulus to the Hynix stock.

As we look ahead, we anticipate that the Fund will remain overweight in countries that we believe are likely to benefit from rising domestic demand and falling interest rates. We believe that Brazil and Turkey offer the most attractive exposure to this interest-rate story. The Fund also should remain overweight in Korea and Russia, due to our anticipation of rising private consumption. Meanwhile, we expect higher levels of infrastructure spending to boost the Thai market. Elsewhere, we are positive on Taiwanese technology names, but we are underweight in other sectors of Taiwan’s economy, particularly those with a domestic focus. More recently, we have been rotating away from the expensive Indian market toward China, cutting our marginal overweight in the former, and reducing our underweight in the latter. We believe that China can outperform during 2006 as authorities step up the pace of reform and deregulation in that country. The Fund is notably underweight in Poland, where valuations appear expensive at a time when economic growth may well slow. The Fund’s other significant underweight, aside from Taiwan, is Chile, where a robust economy is not offsetting excessive valuations and high exposure to elevated copper prices.

Portfolio Managers: Philip Ehrmann and Peter Dalgliesh

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance

1

Gartmore GVIT Emerging Markets Fund

information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Emerging Markets Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	32.64%	16.30%	9.19%
Class II4	32.33%	16.01%	8.93%
Class III[4]	32.65%	16.31%	9.20%
Class VI4	32.49%	16.07%	8.98%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on August 30, 2000.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002) and through December 31, 2003 for Class VI shares are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets (new)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets (new) is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Emerging Markets Fund
Class I	Actual	$1,000.00	$1,244.60	$8.03	1.42%
	Hypothetical[1]	$1,000.00	$1,017.84	$7.25	1.42%
Class II	Actual	$1,000.00	$1,243.00	$9.44	1.67%
	Hypothetical[1]	$1,000.00	$1,016.58	$8.52	1.67%
Class III	Actual	$1,000.00	$1,244.70	$8.03	1.42%
	Hypothetical[1]	$1,000.00	$1,017.84	$7.25	1.42%
Class VI	Actual	$1,000.00	$1,243.60	$8.65	1.53%
	Hypothetical[1]	$1,000.00	$1,017.29	$7.81	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Emerging Markets Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	88.6%
Participation Notes	5.2%
Cash Equivalents	2.7%
Warrants	1.0%
Other Investments*	2.8%
Liabilities in excess of other assets**	-0.3%

100.0%

Top Holdings***
Absa Group Ltd.	2.7%
Samsung Electronics GDR	2.5%
MTN Group Ltd.	2.4%
Hana Financial Group, Inc.	2.4%
Petroleo Brasileiro SA ADR	2.0%
Samsung Electronics	2.0%
Lukoil ADR	2.0%
Hyundai Department Store Co., Ltd.	1.9%
Companhia Vale do Rio Doce, Class A	1.8%
SK Corp.	1.8%
Other Holdings	78.5%

100.0%

Top Industries
Telecommunications	11.4%
Oil & Gas	11.1%
Banking	9.5%
Electronics	7.8%
Financial Services	7.0%
Retail	5.5%
Computers	3.2%
Automotive	2.9%
Diversified Operations	2.8%
Metals & Mining	2.7%
Other Industries	36.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (88.6%)
ARGENTINA (0.7%)
Steel (0.7%)
Tenaris SA ADR	13,352	$1,528,804

BERMUDA (1.1%)
Television (1.1%)
Central European Media Enterprises Ltd. (b)	43,700	2,530,230

BRAZIL (14.0%)
Banking (2.2%)
Banco Bradesco SA	59,200	1,715,098
Unibanco GDR	50,800	3,229,356

		4,944,454

Brewery (1.1%)
Amber Cia Bebid	585,180	188,315
Amber Cia Bebid (e)	5,811,600	2,233,318

		2,421,633

Electric Utility (1.1%)
Companhia Energetica de Minas Gerais (e)	61,943,654	2,518,250

Insurance (0.6%)
Porto Seguro SA	134,100	1,434,654

Metals & Mining (1.8%)
Companhia Vale do Rio Doce, Class A	115,700	4,146,643

Oil & Gas (3.1%)
Petroleo Brasileiro SA ADR	33,200	2,366,164
Petroleo Brasileiro SA ADR	70,819	4,558,619

		6,924,783

Retail (1.6%)
Lojas Renner SA	109,500	3,513,953

Steel (1.5%)
Usinas Siderurgicas de Minais Gerais SA	146,200	3,478,569

Telecommunications (1.0%)
Tele Norte Leste Participacoes SA ADR	122,800	2,200,576

		31,583,515

Shares or Principal Amount		Value

COMMON STOCKS (continued)
CHINA (5.5%)
Commercial Banks (1.0%)
China Construction Bank, Class H	6,292,000	$2,191,090

Diversified Operations (0.8%)
China Resources Enterprise Ltd. (d)	962,000	1,715,779

Manufacturing (1.1%)
Shanghai Electric Group Co., Ltd. (b) (d)	7,220,000	2,466,638

Metals (0.9%)
Aluminium Corp. of China Ltd. (c) (d)	2,750,000	2,091,934

Oil & Gas Exploration & Production (0.9%)
China Petroleum & Chemical Corp. (d)	4,196,000	2,090,980

Telecommunications (0.8%)
Foxconn International Holdings Ltd. (b) (d)	1,137,000	1,856,220

		12,412,641

HUNGARY (0.8%)
Oil & Gas (0.8%)
MOL Magyar Olaj-es Gazipari Rights (d)	20,000	1,878,359

INDIA (0.8%)
Financial Services (0.8%)
ICICI Bank Ltd. ADR	60,476	1,741,709

ISRAEL (1.9%)
Banking (1.2%)
Bank Leumi Le-Israel (d)	732,900	2,799,293

Software & Computer Services (0.7%)
Retalix Ltd. (b)	62,100	1,518,966

		4,318,259

KAZAKHSTAN (0.5%)
Mining (0.5%)
Kazakhgold Group Ltd. GDR (b)	56,900	1,223,350

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
KOREA (21.6%)
Automotive (1.7%)
Hyundai Motor Co. (d)	24,360	$2,319,368
Ssangyong Motor Co. (b) (d)	182,400	1,448,363

		3,767,731

Construction (1.4%)
Hyundai Development Co. (d)	69,600	3,131,267

Electronic Components (1.2%)
Hynix Semiconductor, Inc. (b) (d)	82,300	2,822,575

Electronics (5.2%)
KH Vatec Co., Ltd. (d)	47,780	1,538,986
Samsung Electronics (d)	7,027	4,524,688
Samsung Electronics GDR	23,138	5,576,257

		11,639,931

Financial Services (4.6%)
Daishin Securities Co., Ltd. (d)	107,100	2,352,340
Hana Financial Group, Inc.	117,089	5,355,965
LG Card Co., Ltd. (b) (d)	54,700	2,698,318

		10,406,623

Food Products (1.3%)
Hite Brewery Co., Ltd. (b) (d)	21,445	3,039,457

Lighting Products (1.4%)
Kumho Electric, Inc. (b) (d)	50,824	3,233,638

Manufacturing (1.1%)
LG Corp. (d)	79,200	2,445,951

Oil & Gas (1.8%)
SK Corp. (d)	78,490	4,035,828

Retail (1.9%)
Hyundai Department Store Co., Ltd. (d)	50,000	4,191,468

		48,714,469

LEBANON (0.6%)
Telecommunications (0.6%)
Investcom LLC GDR (b)	100,000	1,408,000

MALAYSIA (0.9%)
Electric Utility (0.2%)
Tenega Nasional Berhad	122,400	320,654

Shares or Principal Amount		Value

COMMON STOCKS (continued)
MALAYSIA (continued)
Foreign Banking (0.7%)
Commerce Asset Holdings Berhad	1,086,600	$1,638,957

Real Estate (0.0%)
SP Setia Berhad	98,700	85,145

		2,044,756

MEXICO (7.0%)
Building Materials (1.6%)
Cemex SA ADR	61,800	3,666,594

Diversified Operations (0.7%)
Grupo Carso SA de CV	628,700	1,531,597

Financial Services (1.6%)
Grupo Financiero Banorte SA de CV (c)	1,737,900	3,600,899

Retail (0.9%)
Wal-Mart de Mexico SA de CV	377,630	2,096,464

Steel (0.4%)
Industrias CH SA (b) (c)	442,400	940,373

Telecommunications (1.8%)
America Movil SA de CV ADR	134,751	3,942,814

		15,778,741

NETHERLANDS (1.2%)
Retail (1.2%)
Pyaterochka Holding NV GDR (b) (c)	180,138	2,612,001

RUSSIA (6.2%)
Automobile Manufacturers (0.6%)
JSC Severstal-Avto	77,800	1,349,830

Brewery (0.3%)
Efes Breweries International GDR (b)	24,800	705,560

Oil & Gas (3.0%)
Gazprom ADR (c)	31,100	2,236,090
Lukoil ADR (d)	76,200	4,522,244

		6,758,334

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
RUSSIA (continued)
Telecommunications (1.4%)
AO VimpelCom ADR (b)	71,400	$3,158,022

Utilities (0.9%)
RAO Unified Energy System GDR	47,200	2,006,000

		13,977,746

SOUTH AFRICA (8.8%)
Banking (2.7%)
ABSA Group Ltd. (d)	378,665	6,049,855

Diversified Operations (1.3%)
Barloworld Ltd. (d)	163,900	2,872,949

Mining (0.8%)
Harmony Gold Mining Co., Ltd. (b) (d)	143,700	1,917,706

Oil & Gas (1.6%)
Sasol Ltd. (d)	100,031	3,609,728

Telecommunications (2.4%)
MTN Group Ltd. (d)	553,676	5,448,134

		19,898,372

TAIWAN (9.5%)
Banking (0.5%)
TA Chong Bank Ltd. (b) (d)	4,127,748	1,185,123

Building Products (1.0%)
Taiwan Cement Corp. (d)	3,135,300	2,243,105

Chemicals (1.1%)
Taiwan Fertilizer Co., Ltd. (d)	2,166,000	2,523,184

Computers (3.2%)
Asustek Computer, Inc. (d)	912,000	2,804,139
Compal Electronics, Inc. (d)	2,779,791	2,508,546
Foxconn Technology Co., Ltd. (d)	396,700	1,971,921

		7,284,606

Electronics (2.6%)
Au Optronics Corp. (d)	1,954,310	2,920,896
Delta Electronics, Inc. (d)	1,482,000	3,042,982

		5,963,878

Telecommunications (1.1%)
Inventec Appliance Corp.	450,000	2,506,868

		21,706,764

Shares or Principal Amount		Value

COMMON STOCKS (continued)
THAILAND (2.6%)
Banking (0.8%)
Kasikornbank Public Co., Ltd. (d)	939,300	$1,721,734

Oil & Gas (0.8%)
Thai Oil Public Co., Ltd. (d)	1,232,300	1,911,844

Telecommunications (1.0%)
Shin Corporation Public Co., Ltd.	2,102,000	2,169,410

		5,802,988

TURKEY (3.3%)
Automobile (0.6%)
Ford Otomotiv Sanayi AS (d)	166,618	1,456,762

Banking (2.1%)
Denizbank AS (b) (d)	388,054	2,498,018
Turkiye Vakiflar Bankasi (b)	368,400	1,951,155

		4,449,173

Telecommunications (0.6%)
Turkcell Iletisim Hizmetleri AS (d)	240,500	1,451,429

		7,357,364

UNITED KINGDOM (1.6%)
Brewery (0.7%)
SABMiller PLC (d)	91,700	1,670,558

Metals & Mining (0.9%)
Anglo American PLC (d)	59,761	2,035,485

		3,706,043

Total Common Stocks		200,224,111

PARTICIPATION NOTES (5.2%)
INDIA (4.6%)
Automotive (1.0%)
Tata Motors Ltd., 0.00% (d)	$156,900	2,278,188

Banking (0.1%)
ICICI Bank Ltd., 0.00%, 12/21/07 (d)	7,762	100,906
ICICI Bank Ltd., 0.00%, 03/30/07 (d)	19,016	247,208

		348,114

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

PARTICIPATION NOTES (continued)
INDIA (continued)
Computer Service (0.8%)
Tata Consultancy Services Ltd., 0.00% 3/20/07 (d)	$46,700	$1,767,128

Petrochemicals (1.0%)
Reliance Industries Ltd., 0.00%, 03/24/06 (d)	111,300	2,199,288

Telecommunication Services (0.7%)
Bharti Televentures Ltd., 0.00%, 4/27/07 (b) (d)	210,077	1,613,391

Tobacco (1.0%)
ITC Ltd., 0.00% 04/07/30 (d)	701,200	2,215,792

		10,421,901

MALAYSIA (0.6%)
Electric Utility (0.6%)
Tenega Nasional Berhad., 0.00% (d)	479,000	1,254,980

Total Participation Notes		11,676,881

WARRANTS (1.0%)
INDIA (1.0%)
Automotive (0.2%)
Deutsche Tata Warrants, 08/20/07 (b)	14,200	536,632

Telecommunications (0.8%)
Deutsche Bharti Warrants, 04/27/07 (b)	218,200	1,674,031

Total Warrants		2,210,663

CASH EQUIVALENTS (2.7%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $6,159,966)	$6,157,134	6,157,134

Total Cash Equivalents		6,157,134

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (2.8%)
Pool of short-term Securities for Gartmore Variable Insurance Trust — note 2 (Securities Lending)	$6,381,664	$6,381,664

Total Short-Term Securities Held as Collateral for Securities Lending		6,381,664

Total Investments (Cost $187,895,757) (a) — 100.3%		226,650,453
Liabilities in excess of other assets — (0.3)%		(671,742)

NET ASSETS — 100.0%		$225,978,711

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2005.

(d)	Fair Valued Security.

(e)	Preferred Stock.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $181,738,623)	$220,493,319
Repurchase agreements, at cost and value	6,157,134

Total Investments	226,650,453

Foreign currencies, at value (cost $6,157,764)	6,240,854
Interest and dividends receivable	561,247
Receivable for capital shares issued	153,026
Receivable for investments sold	60,279
Reclaims receivable	873
Prepaid expenses and other assets	458

Total Assets	233,667,190

Liabilities:
Payable to adviser	532
Payable to custodian	276,262
Payable for investments purchased	438,499
Payable for capital shares redeemed	312,848
Payable for return of collateral received for securities on loan	6,381,664
Accrued expenses and other payables:
Investment advisory fees	215,453
Fund administration and transfer agent fees	14,635
Distribution fees	9,138
Administrative servicing fees	11,077
Other	28,371

Total Liabilities	7,688,479

Net Assets	$225,978,711

Represented by:
Capital	$184,147,441
Accumulated net investment income (loss)	(9,695)
Accumulated net realized gains (losses) from investment and foreign currency transactions	3,005,415
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	38,835,550

Net Assets	$225,978,711

Net Assets:
Class I Shares	$30,292,201
Class II Shares	8,140,826
Class III Shares	151,545,767
Class VI Shares	35,999,917

Total	$225,978,711

Shares outstanding (unlimited number of shares authorized):
Class I Shares	2,315,141
Class II Shares	625,258
Class III Shares	11,588,669
Class VI Shares	2,753,618

Total	17,282,686

Net asset value and offering price per share:*
Class I Shares	$13.08
Class II Shares	$13.02
Class III Shares	$13.08
Class VI Shares	$13.07

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$179,127
Dividend income (net of foreign withholding tax of $249,338)	3,111,883
Income from securities lending	32,568

Total Income	3,323,578

Expenses:
Investment advisory fees	1,710,512
Fund administration and transfer agent fees	121,136
Distribution fees Class II Shares	19,528
Distribution fees Class VI Shares	50,263
Administrative servicing fees Class I Shares	36,426
Administrative servicing fees Class II Shares	11,013
Administrative servicing fees Class III Shares	132,681
Other	91,508

Total expenses before earnings credit	2,173,067
Earnings credit (Note 7)	(143)

Total Expenses	2,172,924

Net Investment Income (Loss)	1,150,654

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	19,356,195
Net realized gains (losses) on foreign currency transactions	(466,212)

Net realized gains (losses) on investment and foreign currency transactions	18,889,983
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	23,959,697

Net realized/unrealized gains (losses) on investments and foreign currencies	42,849,680

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,000,334

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$1,150,654	$936,624
Net realized gains (losses) on investment and foreign currency transactions	18,889,983	9,445,319
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	23,959,697	1,774,140

Change in net assets resulting from operations	44,000,334	12,156,083

Distributions to Class I shareholders from:
Net investment income	(149,021)	(185,714)
Net realized gains on investments	(2,473,842)	(1,606,981)
Distributions to Class II shareholders from:
Net investment income	(32,376)	(65,733)
Net realized gains on investments	(689,216)	(661,796)
Distributions to Class III shareholders from:
Net investment income	(550,229)	(611,941)
Net realized gains on investments	(11,874,439)	(5,276,397)
Distributions to Class VI shareholders from:
Net investment income	(111,644)	(73,446	)(a)
Net realized gains on investment	(2,814,109)	(630,691	)(a)

Change in net assets from shareholder distributions	(18,694,876)	(9,112,699)

Change in net assets from capital transactions	96,510,130	30,915,102

Change in net assets	121,815,588	33,958,486
Net Assets:
Beginning of period	104,163,123	70,204,637

End of period	$225,978,711	$104,163,123

Accumulated net investment income (loss)	$(9,695)	$—

Capital Transactions:
Class I Shares
Proceeds from shares issued	$21,867,808	$17,689,956
Dividends reinvested	2,622,858	1,792,695
Cost of shares redeemed	(18,427,851)	(16,936,351)

	6,062,815	2,546,300

Class II Shares
Proceeds from shares issued	43,903	11,140,398
Dividends reinvested	721,590	727,528
Cost of shares redeemed	(2,266,981)	(10,346,782)

	(1,501,488)	1,521,144

Class III Shares
Proceeds from shares issued	75,081,047	46,954,657
Dividends reinvested	12,424,647	5,888,335
Cost of shares redeemed	(19,307,911)	(34,383,311)

	68,197,783	18,459,681

Class VI Shares
Proceeds from shares issued	25,803,740	9,280,798	(a)
Dividends reinvested	2,925,748	704,137	(a)
Cost of shares redeemed	(4,978,468)	(1,596,958	)(a)

	23,751,020	8,387,977

Change in net assets from capital transactions	$96,510,130	$30,915,102

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT EMERGING MARKETS FUND

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
Share Transactions:
Class I Shares
Issued	1,823,654	1,694,553
Reinvested	205,203	167,436
Redeemed	(1,586,213)	(1,716,002)

	442,644	145,987

Class II Shares
Issued	3,314	1,053,978
Reinvested	56,852	68,201
Redeemed	(193,108)	(1,011,686)

	(132,942)	110,493

Class III Shares
Issued	6,072,330	4,439,140
Reinvested	966,301	550,472
Redeemed	(1,625,529)	(3,581,855)

	5,413,102	1,407,757

Class VI Shares
Issued	2,116,971	920,316	(a)
Reinvested	227,218	65,746	(a)
Redeemed	(409,016)	(167,617	)(a)

	1,935,173	818,445

(a)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Emerging Markets Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$7.51	0.06	—	(0.45)	(0.39)	(0.04)	—	(0.04)	$7.08	(5.18%	)	$15,974	1.70%		0.57%		2.39%		(0.12%	)	140.18%
Year Ended December 31, 2002	$7.08	0.05	0.01	(1.14)	(1.08)	(0.01)	—	(0.01)	$5.99	(15.23%	)	$10,005	1.43%		0.63%		(h	)	(h	)	219.84%
Year Ended December 31, 2003	$5.99	0.09	0.01	3.80	3.90	(0.05)	—	(0.05)	$9.84	65.26%		$16,993	1.39%		1.17%		(h	)	(h	)	133.49%
Year Ended December 31, 2004	$9.84	0.13	0.01	1.89	2.03	(0.11)	(0.93)	(1.04)	$10.83	20.74%		$20,280	1.47%		1.08%		(h	)	(h	)	151.18%
Year Ended December 31, 2005	$10.83	0.10	—	3.38	3.48	(0.07)	(1.16)	(1.23)	$13.08	32.64%		$30,292	1.46%		0.89%		(h	)	(h	)	132.22%

Class II Shares
Period Ended December 31, 2002(d)	$7.71	0.01	0.01	(1.73)	(1.71)	(0.01)	—	(0.01)	$5.99	(22.23%	)(f)	$454	1.71%	(g)	0.44%	(g)	(h	)	(h	)	219.84%
Year Ended December 31, 2003	$5.99	0.04	0.01	3.81	3.86	(0.03)	—	(0.03)	$9.82	64.66%		$6,360	1.66%		0.35%		(h	)	(h	)	133.49%
Year Ended December 31, 2004	$9.82	0.11	0.01	1.87	1.99	(0.09)	(0.93)	(1.02)	$10.79	20.44%		$8,178	1.72%		0.87%		(h	)	(h	)	151.18%
Year Ended December 31, 2005	$10.79	0.07	—	3.37	3.44	(0.05)	(1.16)	(1.21)	$13.02	32.33%		$8,141	1.71%		0.61%		(h	)	(h	)	132.22%

Class III Shares
Period Ended December 31, 2002(e)	$7.90	0.01	0.01	(1.91)	(1.89)	(0.02)	—	(0.02)	$5.99	(23.99%	)(f)	$11,435	1.39%	(g)	0.61%	(g)	(h	)	(h	)	219.84%
Year Ended December 31, 2003	$5.99	0.06	0.01	3.82	3.89	(0.04)	—	(0.04)	$9.84	65.22%		$46,902	1.42%		0.89%		(h	)	(h	)	133.49%
Year Ended December 31, 2004	$9.84	0.12	0.01	1.90	2.03	(0.11)	(0.93)	(1.04)	$10.83	20.76%		$66,844	1.48%		1.08%		(h	)	(h	)	151.18%
Year Ended December 31, 2005	$10.83	0.08	—	3.40	3.48	(0.07)	(1.16)	(1.23)	$13.08	32.65%		$151,546	1.45%		0.75%		(h	)	(h	)	132.22%

Class VI Shares
Period Ended December 31, 2004(i)	$10.11	0.05	0.01	1.62	1.68	(0.10)	(0.86)	(0.96)	$10.83	16.70%	(f)	$8,862	1.68%	(g)	0.97%	(g)	(h	)	(h	)	151.18%
Year Ended December 31, 2005	$10.83	0.07	—	3.40	3.47	(0.07)	(1.16)	(1.23)	$13.07	32.49%		$36,000	1.55%		0.59%		(h	)	(h	)	132.22%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from March 4, 2002 (commencement of operations) through December 31, 2002.

(e)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

(i)	For the period from April 28, 2004 (commencement of operations) December 31, 2004.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Emerging Markets Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC-acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b) Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d) Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f) Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g) Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$300,000	4.31%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	250,000	4.35%	01/03/06
Repurchase Agreement	Nomura Securities	5,831,664	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$5,989,446	$6,381,664

(j)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Global Asset Management Trust (“GGAMT”) manages the investment of the assets and supervises the daily business affairs of the Fund. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GGAMT provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GGAMT advises. Gartmore Global Partners (the “subadviser”), an affiliate of GGAMT, manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GGAMT and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $500 million	1.15%	0.575%	0.575%
Next $1.5 billion	1.10%	0.525%	0.575%
Next $2 billion or more	1.05%	0.475%	0.575%

GGAMT and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.40% for all classes until at least May 1, 2006.

GGAMT may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GGAMT, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GGAMT is not permitted.

As of the year ended December 31, 2005, there were no cumulative potential reimbursements for all classes of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GGAMT.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $193,245 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $118,209.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $261,673,984 and sales of $188,630,194.

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

6. Portfolio Investment Risks

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

8. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$11,584,212	$7,110,664	$18,694,876	$—	$18,694,876
2004	3,835,800	5,276,899	9,112,699	—	9,112,699

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$994,697	$2,182,638	$3,177,335	$—	$(12,239)	$38,666,174	$41,831,270

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$188,065,133	$40,049,607	$(1,464,287)	$38,585,320

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $12,239.

20

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Emerging Markets Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

21

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

The Fund designates $7,110,664 as long term capital gain distributions for the maximum 15% income tax rate.

2. Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/-1 percentage point	+/-0.02%
+/-2 percentage point	+/-0.04%
+/-3 percentage point	+/-0.06%
+/-4 percentage point	+/-0.08%
+/-5 percentage point	+/-0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

Gartmore GVIT International Growth Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT International Growth Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT International Growth Fund (Class I at NAV) returned 30.21% versus 17.11% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Core Funds was 14.83%.

International equity markets witnessed another year of positive growth, with emerging markets once again the strongest performers. The markets in Russia, South Korea, Brazil and Turkey all produced returns above 50%. In the developed world, Canada and Japan were the year’s biggest surprises, as these markets surged 28.8% and 25.6%, respectively. Europe was somewhat quieter, although elevated oil prices supported Norway. The larger German and French markets disappointed; economic data tended to weigh on these markets, as high unemployment left consumers sidelined.

The Fund’s outperformance was primarily a result of stock selection and was concentrated in three sectors that generated positive returns—financials, telecommunications and information technology. Although the Fund was generally underweight in financials, reflecting a lack of enthusiasm for U.S.-based banks, our selection decisions performed strongly. We preferred Korea’s Kookmin Bank, which benefited from rising consumer spending after a credit crunch in 2003–2004. Elsewhere in financials, the Fund was overweight in the capital markets industry because rising merger-and-acquisition activity, notably in Europe, led to higher fee income for many firms. Furthermore, investor interest in equity markets remained at elevated levels, and these strong volumes led to higher earnings. The Fund also succeeded with its exposure to Japanese consumer finance firms Orix Corp. and Credit Saison Co., Ltd., which grew earnings on the back of a greater appetite among consumers for debt finance.

In the telecoms sector, the Fund was largely underweight, but the Fund’s position in takeover target O2 plc, a British wireless operator, benefited performance after a bid from Spain’s Telefónica S.A. Meanwhile, in the information technology sector, smaller firms such as Taiwanese mobile phone manufacturer High Tech Computer Corp., which made consistent gains during 2005, added value; the firm’s exposure to European telecoms giants Deutsche Telekom AG and France Telecom SA was beneficial. Elsewhere, semiconductor manufacturers Samsung Electronic Co., Ltd. and Hynix Semiconductor Inc. added the most value to the performance of the Fund. The success of higher-margin products sold by these firms, such as NAND flash chips that are used in Apple’s iPod and Sony’s PlayStation®, grew earnings more rapidly than expected.

On the downside, our stock selection in the health-care sector was notably disappointing. The Fund held a number of positions in pharmaceutical firms such as GlaxoSmithKline plc, Roche Holding Ltd., Sanofi-Aventis and AstraZeneca PLC, which failed to perform for several reasons. In general, the health-care sector suffered from a coincidence of a number of concerns. Investors were worried that legal and regulatory risks were on the rise as a number of high-profile products had to be withdrawn. Furthermore, drug pipelines appear uninspiring, and large numbers of products are in the final years of patent protection. As a result, the stocks appeared somewhat overvalued.

Looking ahead, the Fund is tilted toward financials, particularly Japanese consumer finance firms. The Fund also is overweight in aerospace and defense, where high levels of investment in technology are paying off for firms such as BAe Systems plc and Rolls-Royce Group plc. Elsewhere, the Fund is overweight in airlines, notwithstanding elevated oil prices. Firms such as Ryanair Holdings plc have in any event hedged their fuel requirements, while customer numbers continue to rise. In the information technology sector, we prefer High Tech Computer as well as Hynix Semiconductor, Taiwan Semiconductor Manufacturing Co. Ltd. and Samsung Electronic. The Fund remains overweight in multi-utilities, given low and stable bond yields (important in pricing these firms), particularly in Europe. The Fund’s country exposure is focused on Japan and Korea. The former’s equity market has surged as business investment and consumer confidence return. Meanwhile, Korea’s domestic economy has strengthened on rising consumption, and exports also have surprised positively. We expect these themes to remain current over the near term. The technology advantage enjoyed by our favored selections in both the IT and aerospace sectors is unlikely to diminish significantly. Meanwhile, we expect earnings growth to surprise positively in Japan and Korea, leading to higher stock prices. Elsewhere, the outlook for European bond yields appears relatively benign given weak economic growth, suggesting further potential in utilities.

Portfolio Managers: Brian O’Neill and Ben Walker

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in companies in all countries except the United States.

1

Gartmore GVIT International Growth Fund

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT International Growth Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class I3	30.21%	1.78%	-1.11%
Class III[4]	30.17%	1.80%	-1.08%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on August 30, 2000.
3	The existing shares of the Fund were designated Class I shares as of May 1, 2001.
4	These returns, until the creation of Class III shares (May 2, 2002), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance	of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore GVIT International Growth Fund, the Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World ex U.S. is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

			Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT International Growth Fund
Class I	Actual		$1,000.00	$1,268.00	$7.55	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.35	$6.74	1.32%
Class III	Actual		$1,000.00	$1,267.80	$7.60	1.33%
	Hypothetical	[1]	$1,000.00	$1,018.30	$6.79	1.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT International Growth Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.1%
Cash Equivalents	0.3%
Other assets in excess of liabilities	0.6%

100.0%

Top Holdings*
Samsung Electronics Co. Ltd. GDR	3.1%
Mitsubishi UFJ Financial Group, Inc.	3.1%
Orix Corp.	2.8%
Misawa Homes	2.8%
Mitsui Fudosan Co. Ltd.	2.8%
Credit Saison Co. Ltd.	2.5%
Rolls-Royce Group PLC	2.5%
Hynix Semiconductor, Inc.	2.4%
Matsui Securities Co. Ltd.	2.3%
RWE AG	2.1%
Other Holdings	73.6%

100.0%

Top Industries
Financial Services	14.1%
Real Estate	5.6%
Electronics	5.6%
Aerospace & Defense	4.2%
Automotive	3.2%
Utilities	2.1%
Consumer Goods	2.1%
Textile Products	2.1%
Metals	2.1%
Oil & Gas	2.0%
Other Industries	56.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Investments — December 31, 2005

	Shares or Principal Amount	Value

COMMON STOCKS (99.1%)
AUSTRALIA (3.2%)
Coal (1.8%)
Excel Coal Ltd. (c)	107,577	$502,116
Felix Resources Ltd. (c)	167,026	287,627

		789,743

Pharmaceuticals (1.4%)
CSL Ltd. (c)	19,600	606,933

		1,396,676

AUSTRIA (1.5%)
Oil & Gas (1.5%)
OMV AG (c)	10,980	637,614

BRAZIL (1.4%)
Banking (1.4%)
Banco Bradesco SA	20,980	611,567

CANADA (3.2%)
Mining (1.2%)
Inco Ltd.	12,200	531,554

Oil & Gas (2.0%)
Suncor Energy, Inc.	13,961	880,761

		1,412,315

FRANCE (10.4%)
Banking (1.8%)
BNP Paribas SA (c)	9,883	798,239

Chemicals (1.6%)
Rhodia SA (b) (c)	330,080	705,395

Diversified Operations (1.9%)
LVMH Moet Hennessy SA (c)	9,353	830,174

Electrical Engineering (1.4%)
Alstom SA (b) (c)	10,990	631,072

Food Products & Services (1.7%)
Groupe Danone (c)	7,310	767,266

Utilities (2.0%)
Suez SA (c)	27,390	852,295

		4,584,441

GERMANY (4.9%)
Banking (0.7%)
Commerzbank AG (c)	9,600	297,070

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
GERMANY (continued)
Consumer Goods (2.1%)
Adidas-Salomon AG (c)	2,220	$420,671
Puma AG (c)	1,700	494,484

		915,155

Utilities (2.1%)
RWE AG (c)	12,679	932,824

		2,145,049

IRELAND (3.4%)
Airlines (1.9%)
Ryanair Holdings PLC ADR (b)	15,400	862,246

Beverages (1.5%)
C&C Group PLC (c)	100,790	637,307

		1,499,553

ITALY (1.9%)
Banking (1.9%)
UniCredito Italiano SPA (c)	119,310	822,367

JAPAN (29.5%)
Automotive (3.2%)
Suzuki Motor Corp. (c)	39,900	741,357
Toyota Motor Corp. (c)	12,800	668,810

		1,410,167

Electronics (1.5%)
Nippon Electric Glass Co. Ltd. (c)	31,000	680,068

Financial Services (14.0%)
Credit Saison Co. Ltd. (c)	22,100	1,101,627
Matsui Securities Co. Ltd. (c)	72,500	1,005,918
Mitsubishi UFJ Financial Group, Inc. (c)	100	1,361,949
Mizuho Financial Group, Inc. (c)	79	627,116
Orix Corp. (c)	4,900	1,247,354
Sumitomo Mitsui Financial Group, Inc. (c)	79	834,690

		6,178,654

Import & Export (1.7%)
Mitsubishi Corp. (c)	33,600	741,940

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
JAPAN (continued)
Real Estate (5.6%)
Misawa Homes (b) (c)	22,300	$1,235,873
Mitsui Fudosan Co. Ltd. (c)	60,000	1,214,896

		2,450,769

Textile Products (2.1%)
Toray Industries, Inc. (c)	112,000	912,276

Tobacco (1.4%)
Japan Tobacco, Inc. (c)	42	614,168

		12,988,042

KOREA (7.5%)
Banking (1.9%)
Kookmin Bank ADR	11,110	830,028

Electronics (5.6%)
Hynix Semiconductor, Inc. (b) (c)	31,330	1,074,499
Samsung Electronics Co. Ltd. GDR	4,170	1,372,973

		2,447,472

		3,277,500

MEXICO (1.0%)
Financial Services (1.0%)
Grupo Financiero Banorte S.A. de C.V.	221,000	457,908

NETHERLANDS (1.4%)
Food (1.4%)
Koninlijke Numico NV (b) (c)	15,003	622,124

NORWAY (1.3%)
Oil & Gas (1.3%)
Statoil ASA (c)	24,990	573,417

SOUTH AFRICA (1.5%)
Oil & Gas (1.5%)
Sasol Ltd. (c)	18,040	650,993

SWEDEN (2.8%)
Banking (1.9%)
Skandiaviska Enskilda Banken AB, Series A (c)	39,900	821,917

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
SWEDEN (continued)
Telecommunications (0.9%)
Ericsson LM, Class B (c)	118,820	$409,681

		1,231,598

SWITZERLAND (6.7%)
Banking (1.9%)
UBS AG (c)	8,799	836,638

Chemicals (1.9%)
Syngenta AG (c)	6,927	862,510

Luxury Goods (2.0%)
Compagnie Financiere Richemont AG (c)	19,762	860,603

Pharmaceuticals (0.9%)
Novartis AG (c)	7,666	402,220

		2,961,971

TAIWAN (3.5%)
Computers (1.9%)
High Tech Computer Corp. (c)	45,000	842,232

Semiconductors (1.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	70,110	694,790

		1,537,022

UNITED KINGDOM (14.0%)
Aerospace & Defense (4.1%)
BAE Systems PLC (c)	117,300	770,883
Rolls-Royce Group PLC (c)	147,190	1,083,048

		1,853,931

Metals (2.1%)
Vedanta Resources PLC (c)	60,390	901,536

Mining (1.7%)
Rio Tinto PLC (c)	16,493	753,573

Oil & Gas (0.9%)
BP PLC (c)	35,281	377,680

Pharmaceuticals (1.9%)
AstraZeneca PLC (c)	17,000	826,100

Transportation (1.9%)
British Airways PLC (b) (c)	142,540	819,222

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Water & Sewerage Services (1.4%)
Pennon Group PLC (c)	30,236	$616,675

		6,148,717

Total Common Stocks		43,558,874

CASH EQUIVALENTS (0.3%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $143,024)	$142,958	142,958

Total Cash Equivalents		142,958

Shares or Principal Amount	Value
Total Investments (Cost $36,915,886) (a) — 99.4%	$43,701,832
Other assets in excess of liabilities — 0.6%	246,796

NET ASSETS — 100.0%	$43,948,628

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

At December 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
South African Rand	01/05/06	$(102,787)	$(103,262)	$(475)
Total Short Contracts		$(102,787)	$(103,262)	$(475)

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $36,772,928)	$43,558,874
Repurchase agreements, at cost and value	142,958

Total Investments	43,701,832

Cash	337
Foreign currencies, at value (cost $121,463)	123,841
Interest and dividends receivable	21,374
Receivable for capital shares issued	60,279
Receivable for investments sold	103,302
Reclaims receivable	9,454
Prepaid expenses and other assets	642

Total Assets	44,021,061

Liabilities:
Payable for capital chares redeemed	28,112
Unrealized depreciation on forward foreign currency contracts	475
Accrued expenses and other payables:
Investment advisory fees	35,645
Fund administration and transfer agent fees	3,785
Administrative servicing fees	1,974
Other	2,442

Total Liabilities	72,433

Net Assets	$43,948,628

Represented by:
Capital	$37,130,104
Accumulated net investment income (loss)	(67,036)
Accumulated net realized gains (losses) from investment and foreign currency transactions	97,403
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	6,788,157

Net Assets	$43,948,628

Net Assets:
Class I Shares	$6,301,605
Class III Shares	37,647,023

Total	$43,948,628

Shares outstanding (unlimited number of shares authorized):
Class I Shares	684,373
Class III Shares	4,084,231

Total	4,768,604

Net asset value and offering price per share:*
Class I Shares	$9.21
Class III Shares	$9.22

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$27,640
Dividend income (net of foreign withholding tax of $72,583)	427,461

Total Income	455,101

Expenses:
Investment advisory fees	232,817
Fund administration and transfer agent fees	36,565
Administrative servicing fees Class I Shares	5,791
Administrative servicing fees Class III Shares	25,621
Other	10,158

Total expenses before earnings credit	310,952
Earnings credit (Note 6)	(11)

Total Expenses	310,941

Net Investment Income (Loss)	144,160

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	2,360,427
Net realized gains (losses) on foreign currency transactions	35,411

Net realized gains (losses) on investment and foreign currency transactions	2,395,838
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,984,509

Net realized/unrealized gains (losses) on investments, and foreign currencies	7,380,347

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,524,507

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INTERNATIONAL GROWTH FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$144,160	$113,685
Net realized gains (losses) on investment and foreign currency transactions	2,395,838	1,030,071
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,984,509	611,065

Change in net assets resulting from operations	7,524,507	1,754,821

Distributions to Class I shareholders from:
Net investment income	(47,136)	(28,665)
Net realized gains on investments	(14,114)	—
Distributions to Class III shareholders from:
Net investment income	(198,962)	(94,733)
Net realized gains on investments	(83,756)	—

Change in net assets from shareholder distributions	(343,968)	(123,398)

Change in net assets from capital transactions	21,098,128	3,449,179

Change in net assets	28,278,667	5,080,602
Net Assets:
Beginning of period	15,669,961	10,589,359

End of period	$43,948,628	$15,669,961

Accumulated net investment income (loss)	$(67,036)	$(509)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,142,481	$1,857,450
Dividends reinvested	61,250	28,665
Cost of shares redeemed	(2,694,730)	(2,343,099)

	1,509,001	(456,984)

Class III Shares
Proceeds from shares issued	23,658,363	6,765,019
Dividends reinvested	282,717	94,733
Cost of shares redeemed	(4,351,953)	(2,953,589)

	19,589,127	3,906,163

Change in net assets from capital transactions	$21,098,128	$3,449,179

SHARE TRANSACTIONS:
Class I Shares
Issued	522,043	282,973
Reinvested	7,530	4,026
Redeemed	(354,599)	(359,719)

	174,974	(72,720)

Class III Shares
Issued	2,939,595	1,036,648
Reinvested	33,696	13,287
Redeemed	(566,719)	(465,078)

	2,406,572	584,857

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT International Growth Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2001(c)	$8.62	0.01	—	(2.47)	(2.46)	(0.02)		(0.02)	$6.14	(28.65%	)	$9,448	1.58%		0.05%		2.69%		(1.06%	)	245.96%
Year Ended December 31, 2002	$6.14	0.01	0.01	(1.50)	(1.48)	—	—	—	$4.66	(24.10%	)	$6,859	1.29%		0.53%		1.33%		0.49%		257.38%
Year Ended December 31, 2003	$4.66	0.07	—	1.59	1.66	—	—	—	$6.32	35.62%		$3,678	1.25%		0.83%		(g	)	(g	)	331.02%
Year Ended December 31, 2004	$6.32	0.07	—	0.83	0.90	(0.06)	—	(0.06)	$7.16	14.19%		$3,647	1.33%		0.98%		(g	)	(g	)	262.03%
Year Ended December 31, 2005	$7.16	0.07	—	2.08	2.15	(0.08)	(0.02)	(0.10)	$9.21	30.21%		$6,302	1.34%		0.94%		(g	)	(g	)	215.52%

Class III Shares
Period Ended December 31, 2002(d)	$5.95	(0.01)	0.01	(1.28)	(1.28)	—	—	—	$4.67	(21.51%	)(e)	$2,232	1.32%	(f)	0.08%	(f)	(g	)	(g	)	257.38%
Year Ended December 31, 2003	$4.67	0.02	—	1.63	1.65	—	—	—	$6.32	35.33%		$6,912	1.33%		0.24%		(g	)	(g	)	331.02%
Year Ended December 31, 2004	$6.32	0.05	—	0.86	0.91	(0.06)	—	(0.06)	$7.17	14.35%		$12,023	1.35%		0.98%		(g	)	(g	)	262.03%
Year Ended December 31, 2005	$7.17	0.06	—	2.09	2.15	(0.08)	(0.02)	(0.10)	$9.22	30.17%		$37,647	1.33%		0.54%		(g	)	(g	)	215.52%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(c)	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(d)	For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period. See notes to financial statements.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT International Growth Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2005.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Global Asset Management Trust (“GGAMT”) manages the investment of the assets and supervises the daily business affairs of the Fund. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GGAMT provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GGAMT advises. Gartmore Global Partners (the “subadviser”), an affiliate of GGAMT, manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GGAMT an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GGAMT pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GGAMT and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $500 million	1.00%	0.50%	0.50%
$500 million up to $2 billion	0.95%	0.45%	0.50%
$2 billion or more	0.90%	0.40%	0.50%

GGAMT and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.25% for all classes until at least May 1, 2006.

GGAMT may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GGAMT, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GGAMT is not permitted.

As of the year ended December 31, 2005, there were no cumulative potential reimbursements for all classes of the Fund.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $35,030 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $8,238.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $70,031,314 and sales of $49,338,804.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$246,098	$97,870	$343,968	$—	$343,968
2004	123,398	—	123,398	—	123,398

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$387,746	$83,493	$471,239	$—	$—	$6,347,285	$6,818,524

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$37,357,233	$6,528,894	$(184,295)	$6,344,599

18

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT International Growth Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

The Fund designates $97,870 as long term capital gain distributions for the maximum 15% income tax rate.

2. Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/-1 percentage point	+/-0.02%
+/-2 percentage point	+/-0.04%
+/-3 percentage point	+/-0.06%
+/-4 percentage point	+/-0.08%
+/-5 percentage point	+/-0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

22

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

25

Dreyfus GVIT International Value Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Dreyfus GVIT International Value Fund

For the annual period ended Dec. 31, 2005, the Dreyfus GVIT International Value Fund (Class IV at NAV) returned 11.97% versus 14.02% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE ®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Value Funds was 13.16%.

The trading environment during the reporting period was difficult, with the international market dominated by currency moves, surging oil prices that rose above $70 per barrel and the Federal Reserve Board’s interest-rate-tightening cycle entering its late stages. Japan rebounded from an extended period of weak performance after Prime Minister Koizumi’s Liberal Democratic Party scored a resounding victory in early elections. Koizumi’s success should ensure that Japanese economic reform, including postal privatization, will continue regardless of partisan politics. Indications of a domestic economic recovery provided further support for Japanese equities, which surged more than 26% for the trailing 12 months. Corporate Germany is being forced to reform or risk causing the loss of Germany’s competitive edge to emerging Europe. In moves similar to those that have been made in Japan, German companies are reducing costs, divesting non-core operations and shifting new production overseas. Unlike the political situation in Japan, however, early German elections have proved futile; neither the incumbent Social Democratic Party nor its challenger, the Christian Democratic Union Party, secured a parliamentary majority. China fulfilled expectations by revaluing the yuan and shifting to a basket of currencies. In the long term, a stronger currency is positive for materials, energy and Asian exporters.

The effect of country allocation on the Fund’s performance was slightly negative for the period. The United Kingdom continues to be hampered by a difficult consumer environment triggered by the tightening monetary cycle. The Fund has a greater position in U.K. health-care firms as compared to the health-care sector weighting in the benchmark, via our holding in GlaxoSmithKline plc, a stock that is typically considered more defensive in such an environment versus its retailer peers. An underweight by the Fund in Australia, which is highly exposed to metals and materials producers, detracted from Fund performance, because the country experienced solid returns in 2005.

Sector allocation effect also was negative for the period. An underweight position by the Fund in the energy sector also detracted from the Fund’s relative value. The energy sector was driven by persistently high oil prices, which reached more than $70 per barrel during the period.

Although cash is not normally a focus of any performance review, and it is held purely for liquidity reasons, the mere presence of cash during a year of such robust equity returns had a substantially negative impact on allocation effect overall.

Despite the negative headwind on U.S. dollar returns due to a weaker euro and yen during 2005, international markets delivered another healthy set of double-digit equity returns. The macroeconomic environment appears accommodative at the moment for continued strong global gross domestic product growth, yet it is important to remain dedicated to our time-tested value philosophy. Security selection is the cornerstone of an investment philosophy that is value oriented, research focused, and inherently risk averse. Therefore, the Fund is managed to uncover companies that have been overlooked by investors, which has created price inefficiency relative to that company’s business strength and growth profile. Analysis indicates that high quality companies with low valuations and promising business trends typically outperform the broader market and industry peers over a full market cycle. Notwithstanding periods of unusual market performance characterized by a particular theme, investors invariably return to tangible business strength, stock price, and expected growth when selecting long-term investments. This behavior will likely continue. We seek our securities with compelling combinations of value, fundamentals, and business momentum.

European markets could see single-digit returns in 2006 as inflationary fears potentially give way to an extension of the current low inflation boom, driven by low-cost manufacturing in the emerging markets. Return on equity presently is near an all-time high for European companies, making it difficult to grow much further from here.

Markets are cyclical, and no two cycles are the same. International markets are deep into a three-year recovery, yet several trends still exist that should support long-term price appreciation. At the same time, there will no doubt be periods of weakness caused by slower economic activity, geopolitical events and general investor sentiment. We follow a disciplined, bottom up, relative value philosophy. As a result, we are most interested in stocks that are being overlooked and thus discounted by the market.

Portfolio Manager: D. Kirk Henry

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

1

Dreyfus GVIT International Value Fund

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Dreyfus GVIT International Value Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Ten years
Class I2	12.09%	7.83%	9.41%
Class II2	11.79%	7.53%	9.12%
Class III[2]	12.05%	7.77%	9.38%
Class IV3	11.97%	7.76%	9.37%
Class VI2	11.80%	7.53%	9.12%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	These returns until the creation of the Class I, Class II and Class III shares (April 28, 2003) and through December 31, 2003 for the Class VI shares are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I, Class II, Class III and Class IV shares would have produced, because all classes of shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.
3	The Fund’s predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the Dreyfus GVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the Dreyfus GVIT International Value Fund took on the performance of the Market Street International Portfolio.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the Dreyfus GVIT International Value Fund, the Morgan Stanley Capital International Europe, Australasia Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 12/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Dreyfus GVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Dreyfus GVIT International Value Fund
Class I	Actual	$1,000.00	$1,137.70	$5.23	0.97%
	Hypothetical[1]	$1,000.00	$1,020.11	$4.95	0.97%
Class II	Actual	$1,000.00	$1,135.30	$6.62	1.23%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class III	Actual	$1,000.00	$1,136.60	$5.28	0.98%
	Hypothetical[1]	$1,000.00	$1,020.06	$5.00	0.98%
Class IV	Actual	$1,000.00	$1,136.50	$5.65	1.05%
	Hypothetical[1]	$1,000.00	$1,019.71	$5.36	1.05%
Class VI	Actual	$1,000.00	$1,135.90	$6.62	1.23%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Dreyfus GVIT International Value Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.8%
Cash Equivalents	2.0%
Other Investments*	10.8%
Liabilities in excess of other assets**	-9.6%

100.0%

Top Holdings***
Royal Bank of Scotland Group PLC	1.7%
Vodafone Group PLC	1.7%
GlaxoSmithKline PLC	1.6%
Deutsche Post AG	1.6%
Carrefour SA	1.6%
Sumitomo Mitsui Financial Group, Inc.	1.6%
France Telecom SA	1.5%
Rohm Co. Ltd.	1.4%
BP PLC	1.4%
Royal Dutch Shell PLC—A Shares	1.4%
Other Holdings	84.5%

100.0%

Top Industries
Banking	20.9%
Telecommunications	8.3%
Oil & Gas	8.2%
Food & Beverages	6.0%
Insurance	3.7%
Chemicals	3.6%
Pharmaceuticals	3.3%
Electronics	3.2%
Transportation	3.0%
Retail	2.6%
Other Industries	37.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (96.8%)
AUSTRALIA (1.7%)
Banking (0.9%)
National Australia Bank Ltd. (d)	89,528	$2,117,885

Containers (0.8%)
Amcor Ltd. (c) (d)	338,539	1,843,857

		3,961,742

BRAZIL (0.9%)
Oil & Gas (0.6%)
Petroleo Brasileiro SA ADR	17,790	1,267,894

Telecommunications (0.3%)
Telecomunicacoes Brasileiras SA ADR	23,341	801,763

		2,069,657

FINLAND (1.6%)
Paper Products (1.2%)
M-Real Oyj B Shares (c) (d)	253,800	1,268,217
UPM-Kymmene Oyj (d)	75,409	1,479,429

		2,747,646

Telecommunications (0.4%)
Nokia Oyj (d)	34,300	628,927
Nokia Oyj ADR	21,626	395,756

		1,024,683

		3,772,329

FRANCE (10.0%)
Audio & Video Products (0.6%)
Thomson (c) (d)	69,170	1,448,638

Auto Parts & Equipment (1.0%)
Valeo SA (c) (d)	60,041	2,229,491

Banking (1.9%)
Banque Nationale de Paris SA (d)	28,160	2,274,454
Credit Agricole SA (d)	67,560	2,123,685

		4,398,139

Building Products (0.5%)
Lafarge SA (d)	13,630	1,225,458

Food & Beverages (1.6%)
Carrefour SA (d)	80,380	3,761,351

Medical (1.2%)
Sanofi-Synthelabo SA (d)	32,250	2,822,934

Shares or Principal Amount		Value

COMMON STOCKS (continued)
FRANCE (continued)
Oil & Gas (1.6%)
TotalFinaElf SA (d)	12,400	$3,126,438
TotalFinaElf SA ADR	5,541	700,382

		3,826,820

Telecommunications (1.5%)
France Telecom SA (d)	139,500	3,465,346

		23,178,177

GERMANY (8.9%)
Airlines (0.8%)
Deutsche Lufthansa AG (c) (d)	131,012	1,935,973

Automotive (0.7%)
Volkswagen AG (c) (d)	29,760	1,569,575

Banking (1.0%)
Deutsche Bank AG (d)	24,515	2,371,999

Distribution & Wholesale (0.1%)
Medion AG (c) (d)	15,200	208,609

Electric & Gas (0.7%)
E.On AG (d)	15,507	1,603,304

Insurance (1.5%)
Allianz AG (d)	9,990	1,510,987
Hannover Rueckversicherung AG (d)	53,620	1,888,094

		3,399,081

Medical (0.3%)
Schering AG (d)	10,330	690,967

Retail (0.5%)
Metro AG (d)	24,180	1,164,557

Semiconductors (0.8%)
Infineon Technologies AG (b) (d)	216,400	1,973,459

Telecommunications (0.9%)
Deutsche Telecom AG (d)	120,460	2,002,316

Transportation (1.6%)
Deutsche Post AG (d)	156,550	3,794,294

		20,714,134

GREECE (0.4%)
Electric Utility (0.4%)
Public Power Corp. (d)	46,840	1,022,655

6

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
HONG KONG (1.2%)
Banking (0.9%)
Bank of East Asia Ltd. (d)	675,809	$2,041,649

Diversified Operations (0.3%)
Citic Pacific Ltd. (d)	270,000	746,139

		2,787,788

IRELAND (1.3%)
Banking (1.3%)
Bank of Ireland (d)	193,555	3,042,126

ITALY (3.7%)
Aerospace & Defense (0.3%)
Finmeccanica SpA (d)	34,124	660,823

Apparel (0.4%)
Benetton Group SpA (c) (d)	74,080	848,873

Banking (1.7%)
Banco Popolare di Verona e Novara Scrl (d)	43,160	873,089
UniCredito Italiano SpA (d)	431,230	2,972,335

		3,845,424

Insurance (0.2%)
Unipol SpA (d)	173,890	487,577

Oil & Gas (1.1%)
Eni SpA (d)	95,660	2,672,523

		8,515,220

JAPAN (26.5%)
Advertising (0.9%)
Dentsu, Inc. (c) (d)	633	2,066,630

Appliances (0.7%)
Rinnai Corp. (c) (d)	64,500	1,526,606

Automotive (0.9%)
Fuji Heavy Industries Ltd. (c) (d)	165,100	897,459
Toyoda Gosei (c) (d)	56,100	1,096,064

		1,993,523

Banking (3.6%)
Mitsubishi Tokyo Financial Group, Inc. (d)	124	1,688,816
Shinsei Bank, Ltd. (d)	277,000	1,606,126

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Banking (continued)
Sumitomo Mitsui Financial Group, Inc. (d)	325	$3,433,852
The 77 Bank Ltd. (c) (d)	210,700	1,606,594

		8,335,388

Building & Construction (1.5%)
JS Group Corp. (c) (d)	82,900	1,656,422
Sekisui House Ltd. (c) (d)	153,900	1,933,221

		3,589,643

Chemicals (1.7%)
Sekisui Chemical Co. Ltd. (d)	245,800	1,662,674
Shin-Etsu Chemical Co. Ltd. (d)	23,100	1,229,786
Sumitomo Bakelite Co. Ltd. (c) (d)	72,200	594,784
Sumitomo Chemical Co. Ltd. (d)	57,500	394,695

		3,881,939

Computers (0.1%)
TDK Corp. (d)	4,100	291,060

Cosmetics & Toiletries (0.9%)
Kao Corp. (d)	79,200	2,121,333

Drugstores (0.2%)
Matsumotokiyoshi Co. Ltd. (d)	17,300	548,902

Electronic Components (1.4%)
Mabuchi Motor Co. Ltd. (c) (d)	29,600	1,640,817
Minebea Co. Ltd. (c) (d)	182,000	974,205
Murata Manufacturing Co. Ltd. (d)	11,400	732,111

		3,347,133

Electronics (2.1%)
Funai Electric Co. Ltd. (c) (d)	15,100	1,666,034
Rohm Co. Ltd. (d)	30,400	3,323,826

		4,989,860

Finance (0.4%)
Orix Corp. (d)	4,190	1,066,417

Financial Services (1.5%)
Aiful Corp. (d)	11,116	929,350
Takefuji Corp. (d)	36,910	2,506,475

		3,435,825

Food (0.3%)
Ajinomoto Co., Inc. (d)	58,000	591,775

7

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Office Automation & Equipment (2.0%)
Canon, Inc. (c) (d)	44,100	$2,589,005
Ricoh Co. Ltd.	113,500	1,987,602

		4,576,607

Oil Company Integrated (1.3%)
Nissan Motor Co. Ltd. (d)	304,200	3,103,460

Paper & Pulp (0.4%)
Nippon Paper Group, Inc. (c) (d)	226	903,183

Pharmaceuticals (0.5%)
Astellas Pharma, Inc. (d)	30,200	1,180,405

Photographic Products (1.4%)
Fuji Photo Film Co. Ltd. (d)	95,400	3,162,476

Restaurants (0.6%)
Skylark Co. Ltd. (d)	91,400	1,456,643

Retail (0.7%)
Aeon Co. Ltd. (d)	63,500	1,621,215

Security Services (0.2%)
Sohgo Security Services Co. Ltd. (c) (d)	34,294	523,270

Telecommunications (1.3%)
KDDI Corp. (d)	513	2,970,215

Textile Products (0.5%)
Kuraray Co. Ltd. (c) (d)	120,100	1,244,673

Transportation (1.4%)
Nippon Express Co. Ltd. (c) (d)	522,600	3,183,668

		61,711,849

KOREA (1.5%)
Telecommunications (1.1%)
KT Corp. SP ADR	58,300	1,256,365
SK Telecom Co., Ltd. ADR	68,130	1,382,358

		2,638,723

Utilities (0.4%)
Korea Electric Power Corp. ADR	49,800	970,602

		3,609,325

MEXICO (1.2%)
Food & Beverages (0.6%)
Coca-Cola Femsa SA de CV ADR	51,100	1,380,211

Shares or Principal Amount		Value

COMMON STOCKS (continued)
MEXICO (continued)
Telecommunications (0.6%)
Telefonos de Mexico SA de CV ADR	51,952	$1,282,175

		2,662,386

NETHERLANDS (6.2%)
Banking (1.7%)
ABN AMRO Holding NV (d)	71,317	1,861,568
Fortis NV (d)	67,320	2,141,923

		4,003,491

Electronics (1.2%)
Koninklijke (Royal) Philips Electronics NV (d)	78,750	2,445,391
Koninklijke (Royal) Philips Electronics NV ADR	5,950	185,045

		2,630,436

Food & Beverages (1.3%)
Heineken NV (d)	94,281	2,989,103

Insurance (0.9%)
Aegon NV (d)	122,271	1,997,453

Printing & Publishing (0.8%)
Wolters Kluwer NV (d)	95,270	1,927,431

Publishing (0.3%)
VNU NV (d)	23,390	775,070

		14,322,984

PORTUGAL (0.7%)
Utilities (0.7%)
Electricidade de Portugal SA (d)	519,980	1,600,588

SINGAPORE (1.9%)
Banking (1.9%)
DBS Group Holdings Ltd. (d)	278,640	2,761,738
United Overseas Bank Ltd. (d)	196,200	1,722,370

		4,484,108

SOUTH AFRICA (0.6%)
Banking (0.6%)
Nedcor Ltd. (d)	88,120	1,396,367

8

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
SPAIN (2.4%)
Banking (0.6%)
Banco de Sabadell SA (d)	31,810	$833,346
Banco Santander Central Hispano SA (d)	51,180	674,762

		1,508,108

Oil & Gas (1.1%)
Repsol YPF SA (c) (d)	50,790	1,486,506
Repsol YPF SA ADR	39,870	1,172,577

		2,659,083

Power Conversion & Supply Equipment (0.1%)
Gamesa Corporacion Tecnologica, SA (d)	19,100	279,519

Utilities (0.5%)
Endesa SA (c) (d)	43,126	1,130,008

		5,576,718

SWEDEN (0.8%)
Paper & Related Products (0.8%)
Svenska Cellusoa AB (d)	50,410	1,885,701

SWITZERLAND (6.3%)
Banking (1.1%)
United Bank of Switzerland AG (d)	27,840	2,647,120

Chemicals (1.9%)
Ciba Specialty Chemicals AG (d)	43,378	2,808,340
Clariant AG (b) (d)	78,170	1,150,768
Lonza Group AG (d)	6,400	391,601

		4,350,709

Food & Beverages (1.0%)
Nestle SA (d)	8,163	2,438,623

Insurance (1.1%)
Swiss Re (d)	34,060	2,489,743

Pharmaceuticals (1.2%)
Novartis AG (d)	51,130	2,682,688

		14,608,883

TAIWAN (0.6%)
Semiconductor Components (0.6%)
United Microelectronics Corp. ADR	461,034	1,438,426

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (18.4%)
Aerospace & Defense (0.3%)
British Aerospace PLC (d)	117,379	$771,402

Airport (0.8%)
BAA PLC (d)	164,283	1,771,188

Auto Parts & Equipment (0.4%)
GKN PLC (d)	172,410	851,515

Banking (3.6%)
Barclays PLC (d)	241,011	2,527,799
HSBC Holdings PLC (d)	122,503	1,963,677
Royal Bank of Scotland Group PLC (d)	131,981	3,981,925

		8,473,401

Containers (0.3%)
Rexam PLC (d)	92,247	805,330

Food & Beverages (1.5%)
Diageo PLC (d)	157,252	2,272,006
Sainsbury (J) PLC (d)	226,341	1,226,989

		3,498,995

Food & Household Products (1.0%)
Unilever PLC (d)	240,712	2,392,180

Mining (1.3%)
Anglo American PLC (d)	85,527	2,917,237

Oil & Gas (3.9%)
BP PLC (d)	302,800	3,241,448
Centrica PLC (d)	602,250	2,638,076
Royal Dutch Shell PLC — A Shares (c) (d)	105,151	3,214,390

		9,093,914

Pharmaceuticals (1.6%)
GlaxoSmithKline PLC (d)	151,130	3,814,338

Publishing (0.1%)
Trinity Mirror PLC (d)	17,400	171,561

Retail (1.4%)
Boots Group PLC (c) (d)	236,054	2,444,994
Marks & Spencer Group PLC (d)	84,906	737,255

		3,182,249

9

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
Telecommunications (2.2%)
BT Group PLC (d)	322,856	$1,237,134
Vodafone Group PLC (d)	1,826,488	3,929,604

		5,166,738

		42,910,048

Total Common Stocks		225,271,211

CASH EQUIVALENTS (2.0%)
Investments in repurchase agreements (collateralized By U.S. Government Agency Mortgages in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $4,711,321)	$4,709,155	4,709,155

Total Cash Equivalents		4,709,155

Shares or Principal Amount		Value

SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (10.8%)
Pool of short-term Securities for Gartmore Variable Insurance Trust — note 2 (Securities Lending)	$25,239,067	$25,239,067

Total Short-Term Securities Held as Collateral for Securities Lending		25,239,067

Total Investments (Cost $229,646,435) (a) — 109.6%		255,219,433
Liabilities in excess of other assets — (9.6)%		(22,353,565)

NET ASSETS — 100.0%		$232,865,868

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Represents non-income producing securities.

(c)	All or part of the security was on loan as of December 31, 2005.

(d)	Fair Valued Security.

ADR	American Depositary Receipt

At December 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contract:
Swiss Franc	01/03/06	$(31,702)	$(31,843)	$(141)
Total Short Contracts		$(31,702)	$(31,843)	$(141)

Long Contracts:
Australia Dollar	01/03/06	$72,335	$72,305	$(30)
Total Long Contracts		$72,335	$72,305	$(30)

See notes to financial statements.

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GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $224,937,280)	$250,510,278
Repurchase agreements, at cost and value	4,709,155

Total Investments	255,219,433

Cash	112,813
Foreign currencies, at value (cost $3,093,123)	3,083,499
Interest and dividends receivable	435,679
Receivable for capital shares issued	223,271
Receivable for investments sold	1,287,271
Reclaims receivable	61,961
Prepaid expenses and other assets	716

Total Assets	260,424,643

Liabilities:
Payable for investments purchased	1,776,564
Payable for capital shares redeemed	328,520
Unrealized depreciation on forward foreign currency contracts	171
Payable for return of collateral received for securities on loan	25,239,067
Accrued expenses and other payables:
Investment advisory fees	147,006
Fund administration and transfer agent fees	16,065
Distribution fees	9,243
Administrative servicing fees	27,367
Other	14,772

Total Liabilities	27,558,775

Net Assets	$232,865,868

Represented by:
Capital	$196,656,798
Accumulated net investment income (loss)	105,544
Accumulated net realized gains (losses) from investment and foreign currency transactions	10,546,546
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	25,556,980

Net Assets	$232,865,868

Net Assets:
Class I Shares	$4,349,208
Class II Shares	2,852,388
Class III Shares	116,151,030
Class IV Shares	66,597,240
Class VI Shares	42,916,002

Total	$232,865,868

Shares outstanding (unlimited number of shares authorized):
Class I Shares	261,983
Class II Shares	172,450
Class III Shares	7,013,820
Class IV Shares	4,012,108
Class VI Shares	2,591,758

Total	14,052,119

Net asset value and offering price per share:*
Class I Shares	$16.60
Class II Shares	$16.54
Class III Shares	$16.56
Class IV Shares	$16.60
Class VI Shares	$16.56

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$188,904
Dividend income (net of foreign withholding tax of $446,479)	4,916,496
Income from securities lending	200,408

Total Income	5,305,808

Expenses:
Investment advisory fees	1,538,703
Fund administration and transfer agent fees	181,722
Distribution fees Class II Shares	7,539
Distribution fees Class VI Shares	74,878
Administrative servicing fees Class I Shares	1,646
Administrative servicing fees Class II Shares	1,112
Administrative servicing fees Class III Shares	43,053
Administrative servicing fees Class IV Shares	96,757
Administrative servicing fees Class VI Shares	13,834
Other	95,543

Total expenses before earnings credit	2,054,787
Earnings credit (Note 7)	(149)

Total Expenses	2,054,638

Net Investment Income (Loss)	3,251,170

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	20,660,803
Net realized gains (losses) on foreign currency transactions	(446,211)

Net realized gains (losses) on investment and foreign currency transactions	20,214,592
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,142,033

Net realized/unrealized gains (losses) on investments and foreign currencies	21,356,625

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,607,795

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$3,251,170	$1,760,624
Net realized gains (losses) on investment and foreign currency transactions	20,214,592	12,178,705
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,142,033	10,242,162

Change in net assets resulting from operations	24,607,795	24,181,491

Distributions to Class I shareholders from:
Net investment income	(74,676)	(50,082)
Net realized gains on investments	(217,911)	—
Distributions to Class II shareholders from:
Net investment income	(34,685)	(75,409)
Net realized gains on investments	(101,702)	—
Distributions to Class III shareholders from:
Net investment income	(1,417,497)	(732,954)
Net realized gains on investments	(3,745,271)	—
Distributions to Class IV shareholders from:
Net investment income	(818,783)	(1,686,812)
Net realized gains on investment	(2,306,987)	—
Distributions to Class VI shareholders from:
Net investment income	(397,391)	(54,819	)(a)
Net realized gain on investment	(1,258,216)	—

Change in net assets from shareholder distributions	(10,373,119)	(2,600,076)

Change in net assets from capital transactions	52,903,938	55,113,898

Change in net assets	67,138,614	76,695,313
Net Assets:
Beginning of period	165,727,254	89,031,941

End of period	$232,865,868	$165,727,254

Accumulated net investment income (loss)	$105,544	$34,678

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,480,848	$6,048,733
Dividends reinvested	292,587	50,082
Cost of shares redeemed	(4,897,928)	(1,044,136)

	(2,124,493)	5,054,679

Class II Shares
Proceeds from shares issued	108,851	7,826,097
Dividends reinvested	136,387	75,408
Cost of shares redeemed	(946,022)	(6,496,630)

	(700,784)	1,404,875

(a)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

12

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DREYFUS GVIT INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets — (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
Class III Shares
Proceeds from shares issued	57,578,590	57,309,558
Dividends reinvested	5,162,763	732,953
Cost of shares redeemed	(22,850,548)	(6,188,891)

	39,890,805	51,853,620

Class IV Shares
Proceeds from shares issued	1,068,265	4,137,833
Dividends reinvested	3,125,766	1,686,821
Cost of shares redeemed	(15,750,152)	(20,851,756)

	(11,556,121)	(15,027,102)

Class VI Shares
Proceeds from shares issued	34,500,352	12,222,388	(a)
Dividends reinvested	1,655,605	54,819	(a)
Cost of shares redeemed	(8,761,426)	(449,381	)(a)

	27,394,531	11,827,826

Change in net assets from capital transactions	$52,903,938	$55,113,898

SHARE TRANSACTIONS:
Class I Shares
Issued	159,617	431,831
Reinvested	19,711	3,527
Redeemed	(318,142)	(75,465)

	(138,814)	359,893

Class II Shares
Issued	6,814	573,792
Reinvested	9,203	5,443
Redeemed	(60,296)	(476,865)

	(44,279)	102,370

Class III Shares
Issued	3,716,743	4,113,554
Reinvested	347,890	52,134
Redeemed	(1,491,197)	(453,452)

	2,573,436	3,712,236

Class IV Shares
Issued	68,171	260,036
Reinvested	210,303	121,246
Redeemed	(1,012,262)	(1,470,619)

	(733,788)	(1,089,337)

Class VI Shares
Issued	2,211,094	872,132	(a)
Reinvested	111,747	3,811	(a)
Redeemed	(573,999)	(33,027	)(a)

	1,748,842	842,916

(a)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

13

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Dreyfus GVIT International Value Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(a)
Class I Shares
Period Ended December 31, 2003 (b)	$9.25	0.02	0.09	3.90	4.01	—	—	—	$13.26	45.08	%(d)	$542	1.20	%(e)	0.56	%(e)	91.20%
Year Ended December 31, 2004	$13.26	0.18	0.01	2.46	2.65	(0.33)	—	(0.33)	$15.58	20.29%		$6,247	0.86%		1.33%		42.68%
Year Ended December 31, 2005	$15.58	0.35	—	1.43	1.78	(0.21)	(0.55)	(0.76)	$16.60	12.09%		$4,349	0.91%		1.92%		48.94%

Class II Shares
Period Ended December 31, 2003 (b)	$9.25	0.01	0.09	3.87	3.97	—	—	—	$13.22	44.64	%(d)	$1,523	1.45	%(e)	0.20	%(e)	91.20%
Year Ended December 31, 2004	$13.22	0.14	0.01	2.46	2.61	(0.30)	—	(0.30)	$15.53	20.00%		$3,368	1.10%		1.69%		42.68%
Year Ended December 31, 2005	$15.53	0.23	—	1.51	1.74	(0.18)	(0.55)	(0.73)	$16.54	11.79%		$2,852	1.17%		1.40%		48.94%

Class III Shares
Period Ended December 31, 2003 (b)	$9.25	0.05	0.09	3.84	3.98	—	—	—	$13.23	44.75	%(d)	$9,620	1.13	%(e)	1.30	%(e)	91.20%
Year Ended December 31, 2004	$13.23	0.18	0.01	2.45	2.64	(0.33)	—	(0.33)	$15.54	20.26%		$69,043	0.86%		1.42%		42.68%
Year Ended December 31, 2005	$15.54	0.24	—	1.54	1.78	(0.21)	(0.55)	(0.76)	$16.56	12.05%		$116,151	0.93%		1.64%		48.94%

Class IV Shares (c)
Year Ended December 31, 2001	$14.14	0.12	—	(1.67)	(1.55)	(0.17)	(1.22)	(1.39)	$11.20	(12.20%)		$68,746	1.08%		1.04%		36.00%
Year Ended December 31, 2002	$11.20	0.18	—	(1.41)	(1.23)	(0.12)	—	(0.12)	$9.85	(11.10%)		$59,335	1.00%		1.63%		35.00%
Year Ended December 31, 2003	$9.85	0.18	0.09	3.41	3.68	(0.27)	—	(0.27)	$13.26	38.52%		$77,347	1.12%		1.62%		91.20%
Year Ended December 31, 2004	$13.26	0.22	0.01	2.39	2.62	(0.31)	—	(0.31)	$15.57	20.04%		$73,953	1.00%		1.56%		42.68%
Year Ended December 31, 2005	$15.57	0.25	—	1.52	1.77	(0.19)	(0.55)	(0.74)	$16.60	11.97%		$66,597	1.03%		1.56%		48.94%

Class VI Shares
Period Ended December 31, 2004 (f)	$13.63	0.13	0.01	1.95	2.09	(0.17)	—	(0.17)	$15.55	15.45	%(d)	$13,117	1.11	%(e)	0.63	%(e)	42.68%
Year Ended December 31, 2005	$15.55	0.20	—	1.55	1.75	(0.19)	(0.55)	(0.74)	$16.56	11.80%		$42,916	1.19%		1.41%		48.94%

(a)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(b)	For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(c)	The Dreyfus GVIT International Value Fund retained the history of the Market Street International Fund and the existing shares of the Fund were designated Class IV shares.

(d)	Not annualized.

(e)	Annualized.

(f)	For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Dreyfus GVIT International Value Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$2,500,000	4.31%	01/03/06
Bank Note — Floating Rate	U.S. BANK N.A.	1,999,042	4.29%	01/03/06
Funding Agreement — GIC	GE Life and Annuity	1,000,000	4.47%	01/17/06
Master Note — Floating	CDC Financial Product Inc.	500,000	4.35%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	500,000	4.35%	01/03/06
Master Note — Floating	Citigroup Global Markets Inc.	8,000,000	4.32%	01/03/06
Medium Term Note — Floating	General Electric Capital Corp.	3,000,341	4.46%	03/08/06
Medium Term Note — Floating	Islandsbanki HF Corp.	1,000,000	4.42%	01/23/06
Medium Term Note — Floating	Tango Finance Corp.	997,218	4.39%	01/03/06
Repurchase Agreement	Nomura Securities	5,742,466	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following value on loan:

Value of Loaned Securities	Value of Collateral
$23,870,769	$25,239,067

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GMF provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund. The Dreyfus Corporation (the “subadviser”) manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The subadviser is an affiliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-advisor
Up to $500 million	0.75%	0.375%	0.375%
$500 million up to $2 billion	0.70%	0.40%	0.30%
$2 billion or more	0.65%	0.35%	0.30%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are

19

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II and Class VI shares of the Fund. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares of the Fund and 0.20% of Class IV shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $158,606 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III or Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III or Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III or Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $31,649.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $140,154,999 and sales of $95,663,128.

20

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

6. Portfolio Investment Risks

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

8. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$3,829,457	$6,543,662	$10,373,119	$—	$10,373,119
2004	2,600,076	—	2,600,076	—	2,600,076

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$7,183,950	$12,378,866	$19,562,816	$—	$(7,180,126)	$23,826,380	$36,209,070

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$231,377,206	$26,522,913	$(2,680,686)	$23,842,227

As of December 31, 2005, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger fund:

Acquired Fund	Amount	Expires
Market Street International	$612,860	2009
Market Street International	2,124,656	2010
Market Street International	3,845,440	2011
Market Street International	597,170	2013

21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Dreyfus GVIT International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus GVIT International Value Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

22

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

The Fund designates $6,543,662 as long term capital gain distributions for the maximum 15% income tax rate.

23

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

24

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

25

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

26

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

27

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28

Gartmore GVIT Investor Destinations Aggressive Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Investor Destinations Aggressive Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Investor Destinations Aggressive Fund (Class II at NAV) returned 7.93% versus 4.79% for its benchmark, which consists of 95% S&P 500® Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Core Funds was 11.54%.

U.S. equity markets, which muddled through 2005, finished the year with growth in the mid-single digits. For most of 2005, stocks remained in one of the narrowest trading ranges in history.

The year began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth, and oil prices kept climbing. In March, the markets resumed their downward slide experienced in January, due to a combination of factors—the trade deficit, mixed economic news, high oil prices and rising interest rates.

April began on the heels of March’s economic soft spot, as weakening occurred in retail sales, payrolls, and consumer and business sentiment. For most of April, equity markets were dogged by continuing inflation concerns as the price of oil climbed above $57 per barrel. April closed with the announcement of one of the biggest jumps in the Consumer Price Index in several months—a rise of 0.6% in March. The month of May brought the announcement of slower-than-expected first-quarter gross domestic product (GDP) growth of 3.1%. Despite concerns about economic deceleration, slowing profit growth and continued high oil prices, first-quarter earnings reports remained strong. However, the specter of economic deceleration dampened markets in June, hampering the equity market rally that began in May.

July was an impressive month for equity markets, despite the drag from a strong U.S. dollar, higher energy prices and major terror attacks in London. The attacks caused an immediate 4% drop in the S&P 500® Index, but investors quickly rebounded, and the losses were recovered just one day later. August brought a reversal of July’s rally, as higher oil prices continued to fan the fears of economic weakness; the per-barrel price reached a record high of $70 during the aftermath of Hurricane Katrina. In contrast to the downturn of U.S. equity markets in August, September saw a positive trend as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism and insurance sectors.

Equity markets slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. GDP growth rate of 4.10% for the third quarter, short-term interest rates rose, oil prices remained historically high, and consumer confidence declined. In November, equity markets were resilient in the face of the Federal Reserve Board’s tightening of interest rates, the energy price shock and the strength of the U.S. dollar. The markets rebounded due to strong productivity and high margins that resulted in good earnings; in addition, per-barrel oil prices fell to the mid-$50 range from $70. After posting gains for nearly six weeks, equity markets in December finished on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the year’s mixed results and leaving investors uncertain about the economy’s direction for 2006, the yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—inverted at the end of December, meaning that long-term yields fell below short-term yields, historically a harbinger of an economic downturn.

As expected, interest rates rose considerably during the year as the yield curve flattened dramatically and then inverted. The Federal Reserve, through the Federal Open Market Committee, continued its “measured pace” of monetary tightening by raising the federal funds rate by 25 basis points eight times during the year. These moves increased the rate from 2.25% to 4.25% by year’s end.

All six components of the Fund ended the year with positive returns. The combined 45% allocation to the International Index Fund and Mid Cap Market Index Fund contributed to the Fund’s outperforming its benchmark. The returns of the remaining four underlying investments (which represent 55% of the portfolio) were each under 5% for the year. The Bond Index Fund, in particular, detracted from performance against the benchmark as its returns suffered from a continuing low (but increasing) interest-rate environment and a flattened yield curve throughout the year.

The table below provides information on the returns of the underlying funds as well as the target allocation to these funds as of year-end.

Underlying Fund	Annual Return*	Target Allocation
Gartmore S&P 500 Index Fund	4.73%	30%
Gartmore International Index Fund	13.82%	30%
Gartmore Mid Cap Market Index Fund	12.29%	15%
Gartmore Small Cap Index Fund	4.72%	10%
JPMorgan Equity Index Fund**	4.72%	10%
Gartmore Bond Index Fund	2.18%	5%
Gartmore GVIT Investor Destinations Aggressive Fund	7.93%	100%

*	Index returns represented by Institutional share class.
**	Index returns represented by Select share class.

1

Gartmore GVIT Investor Destinations Aggressive Fund

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a position in bonds, with the goal of adding income and reducing volatility.

Portfolio Managers: Young D. Chin, Co-Global Chief Investment Officer—Equities, heads the Fund’s portfolio management team and is responsible for day-to-day management of the Fund’s assets among the asset classes and underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Aggressive Fund benchmark consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Index.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class II3	7.93%	7.49%
Class VI4	7.95%	7.54%

1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 29, 2004.
4	These returns through December 31, 2003, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate (5%).
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Gartmore GVIT Investor Destinations Aggressive Fund
Class II	Actual	$1,000.00	$1,084.40	$2.94	0.56%
	Hypothetical[1]	$1,000.00	$1,022.18	$2.86	0.56%
Class VI	Actual	$1,000.00	$1,083.70	$2.84	0.54%
	Hypothetical[1]	$1,000.00	$1,022.28	$2.76	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

2	Expenses are based on the direct expense of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Investor Destinations Aggressive Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	100.0%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	30.0%
Gartmore International Index Fund, Institutional Class	30.0%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.0%
JPMorgan Equity Index Fund, Select Class	10.0%
Gartmore Small Cap Index Fund, Institutional Class	10.0%
Gartmore Bond Index Fund, Institutional Class	5.0%

100.0%

Asset Allocation Detail
Equity Funds	95.0%
Fixed Income Funds	5.0%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Statement of Investments — December 31, 2005

	Shares	Value

MUTUAL FUNDS (100.0%)
Equity Funds (95.0%)
Gartmore International Index Fund, Institutional Class (b)	19,347,389	$175,287,345
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	5,905,228	87,810,742
Gartmore S&P 500 Index Fund, Institutional Class (b)	16,448,743	175,672,574
Gartmore Small Cap Index Fund, Institutional Class (b)	4,864,860	58,426,974
JPMorgan Equity Index Fund, Select Class	2,067,944	58,729,618

		555,927,253

Fixed Income Funds (5.0%)
Gartmore Bond Index Fund, Institutional Class (b)	2,722,381	29,483,391

Total Mutual Funds		585,410,644

Total Investments (Cost $537,534,903) (a) — 100.0%		585,410,644
Liabilities in excess of other assets — (0.0)%		(264,249)

NET ASSETS — 100.0%		$585,146,395

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in affiliated securities, at value (cost $483,572,505)	$526,681,026
Investments, at value (cost $53,962,398)	58,729,618

Total Investments	585,410,644

Interest and dividends receivable	364,568
Receivable for capital shares issued	491,810
Prepaid expenses and other assets	1,460

Total Assets	586,268,482

Liabilities:
Payable to custodian	2,953
Payable for investments purchased	850,489
Payable for capital shares redeemed	23,052
Accrued expenses and other payables:
Investment advisory fees	64,273
Distribution fees	123,604
Administrative servicing fees	31,832
Other	25,884

Total Liabilities	1,122,087

Net Assets	$585,146,395

Represented by:
Capital	$527,495,616
Accumulated net investment income (loss)	316,438
Accumulated net realized gains (losses) from investment transactions	9,458,600
Net unrealized appreciation (depreciation) on investments	47,875,741

Net Assets	$585,146,395

Net Assets:
Class II Shares	$577,843,437
Class VI Shares	7,302,958

Total	$585,146,395

Shares outstanding (unlimited number of shares authorized):
Class II Shares	48,273,165
Class VI Shares	610,764

Total	48,883,929

Net asset value and offering price per share:*
Class II Shares	$11.97
Class VI Shares	$11.96

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Dividend income	$730,239
Dividend income from affiliates	11,326,971

Total Income	12,057,210

Expenses:
Investment advisory fees	590,061
Distribution Fees Class II	1,129,476
Distribution Fees Class VI	5,270
Administrative servicing fees Class II Shares	633,209
Administrative servicing fees Class VI Shares	1,818
Other	183,780

Total expenses before earnings credit	2,543,614
Earnings credit (Note 6)	(116)

Total Expenses	2,543,498

Net Investment Income (Loss)	9,513,712

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	7,504,964
Realized gains distributions from underlying funds	8,201,838

Net realized gains (losses) on investment transactions	15,706,802
Net change in unrealized appreciation/depreciation on investments	16,185,898

Net realized/unrealized gains (losses) on investments	31,892,700

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$41,406,412

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$9,513,712	$4,294,188
Net realized gains (losses) on investment transactions	15,706,802	8,242,112
Net change in unrealized appreciation/depreciation on investments	16,185,898	20,999,025

Change in net assets resulting from operations	41,406,412	33,535,325

Distributions to Class II Shareholders from:
Net investment income	(9,274,904)	(4,128,694	)(a)
Net realized gains on investments	(10,008,234)	(5,584,330	)(a)
Distributions to Class VI Shareholders from:
Net investment income	(81,895)	(5,161	)(b)
Net realized gains on investments	(90,264)	(5,660	)(b)

Change in net assets from shareholder distributions	(19,455,297)	(9,723,845)

Change in net assets from capital transactions	230,657,745	214,226,118

Change in net assets	252,608,860	238,037,598
Net Assets:
Beginning of period	332,537,535	94,499,937

End of period	$585,146,395	$332,537,535

Accumulated net investment income (loss)	$316,438	$159,525

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$229,501,873	$234,106,970	(a)
Dividends reinvested	19,283,086	9,712,979	(a)
Cost of shares redeemed	(24,858,434)	(30,005,562	)(a)

	223,926,525	213,814,387

Class VI Shares
Proceeds from shares issued	6,924,731	425,539	(b)
Dividends reinvested	172,159	10,821	(b)
Cost of shares redeemed	(365,670)	(24,629	)(b)

	6,731,220	411,731

Change in net assets from capital transactions	$230,657,745	$214,226,118

SHARE TRANSACTIONS:
Class II Shares
Issued	19,960,163	21,830,654	(a)
Reinvested	1,646,096	863,349	(a)
Redeemed	(2,158,836)	(2,872,548	)(a)

	19,447,423	19,821,455

Class VI Shares
Issued	588,182	39,729	(b)
Reinvested	14,467	950	(b)
Redeemed	(30,125)	(2,439	)(b)

	572,524	38,240

(a)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(b)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Aggressive Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class II Shares
Period Ended December 31, 2001(c)	$10.00	0.02	0.11	0.13	(0.02)	—	(0.02)	$10.11	1.31%	(e)	$506	0.61%	(f)	4.36%	(f)	24.83%	(f)	(19.86%	)(f)	10.90%
Year Ended December 31, 2002	$10.11	0.09	(1.96)	(1.87)	(0.09)	—	(0.09)	$8.15	(18.50%	)	$19,493	0.56%		1.41%		(g	)	(g	)	111.74%
Year Ended December 31, 2003	$8.15	0.12	2.46	2.58	(0.12)	(0.12)	(0.24)	$10.49	31.87%		$94,500	0.55%		1.60%		(g	)	(g	)	49.13%
Year Ended December 31, 2004(d)	$10.49	0.17	1.28	1.45	(0.17)	(0.25)	(0.42)	$11.52	14.03%		$332,097	0.56%		2.13%		(g	)	(g	)	18.26%
Year Ended December 31, 2005	$11.52	0.22	0.68	0.90	(0.22)	(0.23)	(0.45)	$11.97	7.93%		$577,843	0.56%		2.04%		(g	)	(g	)	9.12%

Class VI Shares
Period Ended December 31, 2004(h)	$10.52	0.17	1.15	1.32	(0.17)	(0.15)	(0.32)	$11.52	12.58%	(e)	$440	0.41%	(f)	3.59%	(f)	(g	)	(g	)	18.26%
Year Ended December 31, 2005	$11.52	0.23	0.68	0.91	(0.24)	(0.23)	(0.47)	$11.96	7.95%		$7,303	0.51%		3.82%		(g	)	(g	)	9.12%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

(d)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

(h)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Investor Destinations Aggressive Fund (the “Fund”).

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Trust’s Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value.

The following policies, (b) through (i), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

11

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

12

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ Distributor, is compensated by the Funds for expenses associated with the distribution of the shares of the Funds. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of the Fund. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $680,880 in Administrative Services Fees from the Fund.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had no contributions to capital due to collection of redemption fees.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $267,528,446 and sales of $41,350,792.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$9,356,799	$10,098,498	$19,455,297	$—	$19,455,297
2004	6,552,238	3,171,607	9,723,845	—	9,723,845

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$316,438	$9,487,201	$9,803,639	$—	$—	$47,847,140	$57,650,779

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$537,563,504	$48,238,387	$(391,247)	$47,847,140

15

GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Investor Destinations Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Aggressive Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 45% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $10,098,498 as long term capital gain distributions qualifying for the maximum 15% income tax rate.

17

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

18

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

19

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

20

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

21

GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund (Class II at NAV) returned 7.07% versus 4.48% for its benchmark, which consists of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Flexible Portfolio Funds was 6.65%.

U.S. equity markets, which muddled through 2005, finished the year with mid single-digit growth. For most of 2005, stocks remained in one of the narrowest trading ranges in history.

The year began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth, and oil prices kept climbing. In March, the markets resumed their downward slide experienced in January, due to a combination of factors—the trade deficit, mixed economic news, high oil prices and rising interest rates.

April began on the heels of March’s economic soft spot, as weakening occurred in retail sales, payrolls, and consumer and business sentiment. For most of April, equity markets were dogged by continuing inflation concerns as the price of oil climbed above $57 per barrel. April closed with the announcement of one of the biggest jumps in the Consumer Price Index in several months—a rise of 0.6% in March. The month of May brought the announcement of slower-than-expected first-quarter gross domestic product (GDP) growth of 3.1%. Despite concerns about economic deceleration, slowing profit growth and continued high oil prices, first-quarter earnings reports remained strong. However, the specter of economic deceleration dampened markets in June, hampering the equity market rally that began in May.

July was an impressive month for equity markets, despite the drag from a strong U.S. dollar, higher energy prices and major terror attacks in London. The attacks caused an immediate 4% drop in the S&P 500® Index, but investors quickly rebounded, and the losses were recovered just one day later. August brought a reversal of July’s rally, as higher oil prices continued to fan the fears of economic weakness; the per-barrel price reached a record high of $70 during the aftermath of Hurricane Katrina. In contrast to the downturn of U.S. equity markets in August, September saw a positive trend as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism and insurance sectors.

Equity markets slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. GDP growth rate of 4.1% for the third quarter, short-term interest rates rose, oil prices remained historically high, and consumer confidence declined. In November, equity markets were resilient in the face of the Federal Reserve Board’s tightening of interest rates, the energy price shock and the strength of the U.S. dollar. The markets rebounded due to strong productivity and high margins that resulted in good earnings; in addition, per-barrel oil prices fell to the mid-$50 range from $70. After posting gains for nearly six weeks, equity markets in December finished on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the year’s mixed results and leaving investors uncertain about the economy’s direction for 2006, the yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—inverted at the end of December, meaning that long-term yields fell below short-term yields, historically a harbinger of an economic downturn.

As expected, interest rates rose considerably during the year as the yield curve flattened dramatically and then inverted. The Federal Reserve, through the Federal Open Market Committee, continued its “measured pace” of monetary tightening by raising the federal funds rate by 25 basis points eight times during the year. These moves increased the rate from 2.25% to 4.25% by year’s end.

All seven components of the Fund ended the year with positive returns. The 40% allocation to the International Index Fund and Mid Cap Market Index Fund contributed to the Fund’s outperformance of the benchmark. The returns of the remaining five underlying investments (which represent 60% of the portfolio) were each under 5% for the year. The Bond Index Fund, in particular, detracted from the performance of the Fund as this asset class suffered from a continuing low (but increasing) interest-rate environment and a flattened yield curve throughout the year.

The table below provides information on the returns of the underlying funds as well as the target allocation to these funds as of year-end.

Underlying Fund	Annual Return*	Target Allocation
Gartmore S&P 500 Index Fund	4.73%	25%
Gartmore International Index Fund	13.82%	25%
Gartmore Mid Cap Market Index Fund	12.29%	15%
Gartmore Bond Index Fund	2.18%	15%
JPMorgan Equity Index Fund**	4.72%	10%
Gartmore Small Cap Index Fund	4.72%	5%
Short-Term Investments	2.96%	5%
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	7.07%	100%

1

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

*	Index returns represented by Institutional share class.
**	Index returns represented by Select share class.

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Managers: Young D. Chin, Co-Global Chief Investment Officer—Equities, heads the Fund’s portfolio management team and is responsible for day-to-day management of the Fund’s assets among the asset classes and underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Moderately Aggressive Fund benchmark consists of 80% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Index, and 5% Citigroup 3-Month T-Bill Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class II3	7.07%	6.95%
Class VI4	7.16%	6.99%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 29, 2004.
4	These returns through December 31, 2003, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), S&P 500 Index (S&P 500)(b), Citigroup 3-Month T-Bill Index(c), the Moderately Aggressive Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB U.S. Aggregate (15%) and the Citigroup 3-Month T-Bill Index (5%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Class II	Actual	$1,000.00	$1,070.20	$2.97	0.57%
	Hypothetical[1]	$1,000.00	$1,022.13	$2.91	0.57%
Class VI	Actual	$1,000.00	$1,071.20	$2.66	0.51%
	Hypothetical[1]	$1,000.00	$1,022.43	$2.60	0.51%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

2	Expenses are based on the direct expense of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Investor Destinations Moderately Aggressive Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	97.5%
Fixed Contract	2.5%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	25.0%
Gartmore International Index Fund, Institutional Class	24.9%
Gartmore Bond Index Fund, Institutional Class	15.1%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.0%
JPMorgan Equity Index Fund, Select Class	10.0%
Gartmore Small Cap Index Fund, Institutional Class	5.0%
Gartmore Morley Enhanced Income Fund, Institutional Class	2.5%
Nationwide Fixed Contract, 3.50%	2.5%

100.0%

Asset Allocation Detail
Equity Funds	79.9%
Fixed Income Funds	17.6%
Fixed Contract	2.5%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value
MUTUAL FUNDS (97.5%)
Equity Funds (79.9%)
Gartmore International Index Fund, Institutional Class (b)	33,291,896	$301,624,576
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	12,193,661	181,319,735
Gartmore S&P 500 Index Fund, Institutional Class (b)	28,305,184	302,299,363
Gartmore Small Cap Index Fund, Institutional Class (b)	5,022,706	60,322,704
JPMorgan Equity Index Fund, Select Class	4,270,316	121,276,966

		966,843,344

Fixed Income Funds (17.6%)
Gartmore Bond Index Fund, Institutional Class (b)	16,864,245	182,639,774
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	3,345,681	30,412,243

		213,052,017

Total Mutual Funds		1,179,895,361

FIXED CONTRACT (2.5%)
Nationwide Fixed Contract, 3.50% (b) (c)	$30,302,148	30,302,148

Total Fixed Contract		30,302,148

Total Investments (Cost $1,111,416,529) (a) — 100.0%		1,210,197,509
Liabilities in excess of other assets — (0.0)%		(524,317)

NET ASSETS — 100.0%		$1,209,673,192

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. Security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in affiliated securities, at value (cost $1,001,924,502)	$1,088,920,543
Investments, at value (cost $109,492,027)	121,276,966

Total Investments	$1,210,197,509
Interest and dividends receivable	1,315,268
Receivable for capital shares issued	1,808,082
Prepaid expenses and other assets	3,097

Total Assets	1,213,323,956

Liabilities:
Payable to custodian	6,039
Payable for investments purchased	2,220,243
Payable for capital shares redeemed	881,591
Accrued expenses and other payables:
Investment advisory fees	132,013
Distribution fees	253,874
Administrative servicing fees	97,922
Other	59,082

Total Liabilities	3,650,764

Net Assets	$1,209,673,192

Represented by:
Capital	$1,092,085,742
Accumulated net investment income (loss)	791,257
Accumulated net realized gains (losses) from investment transactions	18,015,213
Net unrealized appreciation (depreciation) on investments	98,780,980

Net Assets	$1,209,673,192

Net Assets:
Class II Shares	$1,202,098,385
Class VI Shares	7,574,807

Total	$1,209,673,192

Shares outstanding (unlimited number of shares authorized):
Class II Shares	101,477,972
Class VI Shares	640,566

Total	102,118,538

Net asset value and offering price per share:*
Class II Shares	$11.85
Class VI Shares	$11.83

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income from affiliates	$793,764
Dividend income	1,563,686
Dividend income from affiliates	24,766,648

Total Income	27,124,098

Expenses:
Investment advisory fees	1,241,280
Distribution Fees Class II	2,375,701
Distribution Fees Class VI	11,399
Administrative servicing fees Class II Shares	1,370,726
Administrative servicing fees Class VI Shares	2,414
Other	392,729

Total expenses before earnings credit	5,394,249
Earnings credit (Note 6)	(258)

Total Expenses	5,393,991

Net Investment Income (Loss)	21,730,107

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	18,349,801
Realized gains distributions from underlying funds	14,008,783

Net realized gains (losses) on investment transactions	32,358,584
Net change in unrealized appreciation/depreciation on investments	21,712,416

Net realized/unrealized gains (losses) on investments	54,071,000

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$75,801,107

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$21,730,107	$10,402,110
Net realized gains (losses) on investment transactions	32,358,584	15,503,898
Net change in unrealized appreciation/depreciation on investments	21,712,416	42,316,372

Change in net assets resulting from operations	75,801,107	68,222,380

Distributions to Class II Shareholders from:
Net investment income	(21,230,457)	(10,125,084	)(a)
Net realized gains on investments	(22,011,477)	(8,314,679	)(a)
Distributions to Class VI Shareholders from:
Net investment income	(122,729)	(28,613	)(b)
Net realized gains on investments	(124,368)	(23,581	)(b)

Change in net assets from shareholder distributions	(43,489,031)	(18,491,957)

Change in net assets from capital transactions	440,365,885	396,598,479

Change in net assets	472,677,961	446,328,902
Net Assets:
Beginning of period	736,995,231	290,666,329

End of period	$1,209,673,192	$736,995,231

Accumulated net investment income (loss)	$791,257	$414,337

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$435,840,304	$398,084,101	(a)
Dividends reinvested	43,241,870	18,439,685	(a)
Cost of shares redeemed	(43,389,400)	(22,518,213	)(a)

	435,692,774	394,005,573

Class VI Shares
Proceeds from shares issued	5,334,070	2,680,602	(b)
Dividends reinvested	247,097	52,194	(b)
Cost of shares redeemed	(908,056)	(139,890	)(b)

	4,673,111	2,592,906

Change in net assets from capital transactions	$440,365,885	$396,598,479

SHARE TRANSACTIONS:
Class II Shares
Issued	37,794,353	36,764,518	(a)
Reinvested	3,715,195	1,643,064	(a)
Redeemed	(3,761,566)	(2,100,549	)(a)

	37,747,982	36,307,033

Class VI Shares
Issued	459,055	247,307	(b)
Reinvested	21,190	4,580	(b)
Redeemed	(78,798)	(12,768	)(b)

	401,447	239,119

(a)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(b)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class II Shares
Period Ended December 31, 2001(c)	$10.00	0.02	0.09	0.11	(0.02)	—	(0.02)	$10.09	1.12%	(e)	$505	0.61%	(f)	4.56%	(f)	24.85%	(f)	(19.68%	)(f)	11.10%
Year Ended December 31, 2002	$10.09	0.12	(1.59)	(1.47)	(0.12)	(0.01)	(0.13)	$8.49	(14.59%	)	$71,962	0.56%		1.89%		(g	)	(g	)	43.38%
Year Ended December 31, 2003	$8.49	0.14	2.10	2.24	(0.13)	—	(0.13)	$10.60	26.64%		$290,666	0.56%		1.73%		(g	)	(g	)	22.22%
Year Ended December 31, 2004(d)	$10.60	0.19	1.08	1.27	(0.19)	(0.16)	(0.35)	$11.52	12.09%		$734,244	0.55%		2.11%		(g	)	(g	)	11.44%
Year Ended December 31, 2005	$11.52	0.24	0.57	0.81	(0.24)	(0.24)	(0.48)	$11.85	7.07%		$1,202,098	0.57%		2.23%		(g	)	(g	)	7.53%

Class VI Shares
Period Ended December 31, 2004(h)	$10.63	0.17	0.98	1.15	(0.17)	(0.10)	(0.27)	$11.51	10.92%	(e)	$2,751	0.41%	(f)	4.26%	(f)	(g	)	(g	)	11.44%
Year Ended December 31, 2005	$11.51	0.25	0.57	0.82	(0.26)	(0.24)	(0.50)	$11.83	7.16%		$7,575	0.48%		2.59%		(g	)	(g	)	7.53%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

(d)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

(h)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Investor Destinations Moderately Aggressive Fund (the “Fund”).

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 0-10%.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Trust’s Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (i), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ Distributor, is compensated by the Funds for expenses associated with the distribution of the shares of the Funds. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of the Fund. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $1,430,287 in Administrative Services Fees from the Fund.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $525.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $490,043,041 and sales of $70,068,477.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$21,353,186	$22,135,845	$43,489,031	$—	$43,489,031
2004	10,644,286	7,847,671	18,491,957	—	18,491,957

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$791,257	$18,664,555	$19,455,812	$—	$—	$98,131,638	$117,587,450

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,112,065,871	$101,089,581	$(2,957,943)	$98,131,638

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GARTMORE VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Investor Destinations Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Moderately Aggressive Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 36% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $22,135,845 as long term capital gain distributions qualifying for the maximum 15% income tax rate.

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Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

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Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

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GARTMORE VARIABLE INSURANCE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22

Gartmore GVIT Investor Destinations Moderate Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Investor Destinations Moderate Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Investor Destinations Moderate Fund returned 5.34% (Class II at NAV) versus 4.07% for its benchmark, which consists of 60% S&P 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Balanced Funds was 4.78%.

U.S. equity markets, which muddled through 2005, finished the year with growth in the mid-single digits. For most of 2005, stocks remained in one of the narrowest trading ranges in history.

The year began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth, and oil prices kept climbing. In March, the markets resumed their downward slide experienced in January, due to a combination of factors—the trade deficit, mixed economic news, high oil prices and rising interest rates.

April began on the heels of March’s economic soft spot, as weakening occurred in retail sales, payrolls, and consumer and business sentiment. For most of April, equity markets were dogged by continuing inflation concerns as the price of oil climbed above $57 per barrel. April closed with the announcement of one of the biggest jumps in the Consumer Price Index in several months—a rise of 0.6% in March. The month of May brought the announcement of slower-than-expected first-quarter gross domestic product (GDP) growth of 3.1%. Despite concerns about economic deceleration, slowing profit growth and continued high oil prices, first-quarter earnings reports remained strong. However, the specter of economic deceleration dampened markets in June, hampering the equity market rally that began in May.

July was an impressive month for equity markets, despite the drag from a strong U.S. dollar, higher energy prices and major terror attacks in London. The attacks caused an immediate 4% drop in the S&P 500® Index, but investors quickly rebounded, and the losses were recovered just one day later. August brought a reversal of July’s rally, as higher oil prices continued to fan the fears of economic weakness; the per-barrel price reached a record high of $70 during the aftermath of Hurricane Katrina. In contrast to the downturn of U.S. equity markets in August, September saw a positive trend as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism and insurance sectors.

Equity markets slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. GDP growth rate of 4.1% for the third quarter, short-term interest rates rose, oil prices remained historically high, and consumer confidence declined. In November, equity markets were resilient in the face of the Federal Reserve Board’s tightening of interest rates, the energy price shock and the strength of the U.S. dollar. The markets rebounded due to strong productivity and high margins that resulted in good earnings; in addition, per-barrel oil prices fell to the mid-$50 range from $70. After posting gains for nearly six weeks, equity markets in December finished on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the year’s mixed results and leaving investors uncertain about the economy’s direction for 2006, the yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—inverted at the end of December, meaning that long-term yields fell below short-term yields, historically a harbinger of an economic downturn.

As expected, interest rates rose considerably during the year as the yield curve flattened dramatically and then inverted. The Federal Reserve, through the Federal Open Market Committee, continued its “measured pace” of monetary tightening by raising the federal funds rate by 25 basis points eight times during the year. These moves increased the rate from 2.25% to 4.25% by year’s end.

All six components of the Fund ended the year with positive returns. The aggregate 40% allocation to the Bond Index Fund and Short-Term Investments detracted from the performance of the Fund versus the benchmark. These asset classes, in particular, suffered from a continuing low (but increasing) interest-rate environment and a flattened yield curve. However, the strong relative performance posted by the 25% allocation to the International Index Fund and Mid Cap Market Index Fund contributed to the Fund’s outperforming its benchmark.

The table below provides information on the returns of the underlying funds as well as the target allocation to these funds as of year-end.

Underlying Fund	Annual Return*	Target Allocation
Gartmore S&P 500 Index Fund	4.73%	30%
Gartmore Bond Index Fund	2.18%	25%
Short-Term Investments	2.96%	15%
Gartmore International Index Fund	13.82%	15%
Gartmore Mid Cap Market Index Fund	12.29%	10%
Gartmore Small Cap Index Fund	4.72%	5%
Gartmore GVIT Investor Destinations Moderate Fund	5.34%	100%

*	Index returns represented by Institutional share class.

1

Gartmore GVIT Investor Destinations Moderate Fund

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Managers: Young D. Chin, Co-Global Chief Investment Officer-Equities, heads the Fund’s portfolio management team and is responsible for day-to-day management of the Fund’s assets among the asset classes and underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Moderate Fund benchmark consists of 60% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Index, and 15% Citigroup 3-Month T-Bill Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class II3	5.34%	5.93%
Class VI4	5.50%	5.97%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 29, 2004.
4	These returns through December 31, 2003, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Moderate Fund, Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Moderate Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bill).
(d)	The Moderate Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB U.S. Aggregate (25%) and Citigroup 3-Month T-Bill Index (15%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Gartmore GVIT Investor Destinations Moderate Fund
Class II	Actual	$1,000.00	$1,049.70	$2.94	0.57%
	Hypothetical[1]	$1,000.00	$1,022.13	$2.91	0.57%
Class VI	Actual	$1,000.00	$1,049.50	$2.63	0.51%
	Hypothetical[1]	$1,000.00	$1,022.43	$2.60	0.51%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

2	Expenses are based on the direct expense of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Investor Destinations Moderate Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	92.5%
Fixed Contract	7.5%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	30.0%
Gartmore Bond Index Fund, Institutional Class	25.1%
Gartmore International Index Fund, Institutional Class	14.9%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.0%
Gartmore Morley Enhanced Income Fund, Institutional Class	7.5%
Nationwide Fixed Contract, 3.50%	7.5%
Gartmore Small Cap Index Fund, Institutional Class	5.0%

100.0%

Asset Allocation Detail
Equity Funds	59.8%
Fixed Income Funds	32.7%
Fixed Contract	7.5%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

MUTUAL FUNDS (92.5%)
Equity Funds (59.8%)
Gartmore International Index Fund, Institutional Class (b)	26,586,254	$240,871,458
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	10,819,556	160,886,796
Gartmore S&P 500 Index Fund, Institutional Class (b)	45,194,080	482,672,769
Gartmore Small Cap Index Fund, Institutional Class (b)	6,685,058	80,287,545

		964,718,568

Fixed Income Funds (32.7%)
Gartmore Bond Index Fund, Institutional Class (b)	37,409,362	405,143,389
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	13,358,910	121,432,489

		526,575,878

Total Mutual Funds		1,491,294,446

Shares or Principal Amount		Value

FIXED CONTRACT (7.5%)
Nationwide Fixed Contract, 3.50% (b) (c)	$120,992,815	$120,992,815

Total Fixed Contract		120,992,815

Total Investments (Cost $1,487,122,911) (a) — 100.0%		1,612,287,261
Liabilities in excess of other assets — (0.0)%		(412,808)

NET ASSETS — 100.0%		$1,611,874,453

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. Security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in affiliated securities, at value (cost $1,487,122,911)	$1,612,287,261

Interest and dividends receivable	2,008,743
Receivable for capital shares issued	3,196,305
Prepaid expenses and other assets	4,442

Total Assets	1,617,496,751

Liabilities:
Payable to custodian	7,981
Payable for investments purchased	4,470,412
Payable for capital shares redeemed	456,204
Accrued expenses and other payables:
Investment advisory fees	174,770
Distribution fees	336,099
Administrative servicing fees	87,938
Other	88,894

Total Liabilities	5,622,298

Net Assets	$1,611,874,453

Represented by:
Capital	$1,470,675,482
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	16,034,621
Net unrealized appreciation (depreciation) on investments	125,164,350

Net Assets	$1,611,874,453

Net Assets:
Class II Shares	$1,596,054,801
Class VI Shares	15,819,652

Total	$1,611,874,453

Shares outstanding (unlimited number of shares authorized):
Class II Shares	139,998,058
Class VI Shares	1,389,895

Total	141,387,953

Net asset value and offering price per share:*
Class II Shares	$11.40
Class VI Shares	$11.38

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income from affiliates	$3,321,192
Dividend income from affiliates	36,184,442

Total Income	39,505,634

Expenses:
Investment advisory fees	1,727,107
Distribution Fees Class II	3,290,666
Distribution Fees Class VI	30,728
Administrative servicing fees Class II Shares	1,853,746
Administrative servicing fees Class VI Shares	5,604
Other	555,805

Total expenses before earnings credit	7,463,656
Earnings credit (Note 6)	(177)

Total Expenses	7,463,479

Net Investment Income (Loss)	32,042,155

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	15,866,034
Realized gains distributions from underlying funds	14,412,043

Net realized gains (losses) on investment transactions	30,278,077
Net change in unrealized appreciation/depreciation on investments	13,980,124

Net realized/unrealized gains (losses) on investments	44,258,201

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,300,356

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$32,042,155	$18,507,538
Net realized gains (losses) on investment transactions	30,278,077	14,877,254
Net change in unrealized appreciation/depreciation on investments	13,980,124	53,755,760

Change in net assets resulting from operations	76,300,356	87,140,552

Distributions to Class II Shareholders from
Net investment income	(31,722,167)	(18,487,818	)(a)
Net realized gains on investments	(24,058,008)	(4,603,467	)(a)
Distributions to Class VI Shareholders from:
Net investment income	(322,592)	(120,802	)(b)
Net realized gains on investments	(233,387)	(15,162	)(b)

Change in net assets from shareholder distributions	(56,336,154)	(23,227,249)

Change in net assets from capital transactions	464,410,031	496,671,032

Change in net assets	484,374,233	560,584,335
Net Assets:
Beginning of period	1,127,500,220	566,915,885

End of period	$1,611,874,453	$1,127,500,220

Accumulated net investment income (loss)	$—	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$461,597,186	$492,446,066	(a)
Dividends reinvested	55,779,957	23,091,113	(a)
Cost of shares redeemed	(59,202,326)	(27,752,291	)(a)

	458,174,817	487,784,888

Class VI Shares
Proceeds from shares issued	9,543,333	9,284,226	(b)
Dividends reinvested	555,977	135,964	(b)
Cost of shares redeemed	(3,864,096)	(534,046	)(b)

	6,235,214	8,886,144

Change in net assets from capital transactions	$464,410,031	$496,671,032

SHARE TRANSACTIONS:
Class II Shares
Issued	40,972,573	46,046,676	(a)
Reinvested	4,959,099	2,117,183	(a)
Redeemed	(5,260,000)	(2,611,054	)(a)

	40,671,672	45,552,805

Class VI Shares
Issued	851,248	873,389	(b)
Reinvested	49,465	12,350	(b)
Redeemed	(345,516)	(51,041	)(b)

	555,197	834,698

(a)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(b)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Moderate Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class II Shares
Period Ended December 31, 2001(c)	$10.00	0.02	0.06	0.08	(0.02)	—	(0.02)	$10.06	0.84%	(e)	$504	0.61%	(f)	4.42%	(f)	24.86%	(f)	(19.83%	)(f)	0.74%
Year Ended December 31, 2002	$10.06	0.15	(1.11)	(0.96)	(0.15)	(0.01)	(0.16)	$8.94	(9.60%	)	$165,555	0.56%		2.41%		(g	)	(g	)	21.58%
Year Ended December 31, 2003	$8.94	0.17	1.60	1.77	(0.17)	—	(0.17)	$10.54	20.05%		$566,916	0.56%		2.01%		(g	)	(g	)	9.90%
Year Ended December 31, 2004(d)	$10.54	0.21	0.78	0.99	(0.21)	(0.06)	(0.27)	$11.26	9.54%		$1,118,116	0.56%		2.19%		(g	)	(g	)	5.54%
Year Ended December 31, 2005	$11.26	0.26	0.33	0.59	(0.26)	(0.19)	(0.45)	$11.40	5.34%		$1,596,055	0.56%		2.41%		(g	)	(g	)	4.20%

Class VI Shares
Period Ended December 31, 2004(h)	$10.54	0.19	0.72	0.91	(0.19)	(0.02)	(0.21)	$11.24	8.72%	(e)	$9,384	0.41%	(f)	3.84%	(f)	(g	)	(g	)	5.54%
Year Ended December 31, 2005	$11.24	0.27	0.33	0.60	(0.27)	(0.19)	(0.46)	$11.38	5.50%		$15,820	0.47%		2.56%		(g	)	(g	)	4.20%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

(d)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

(h)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Investor Destinations Moderate Fund (the “Fund”).

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 0-10%.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Trust’s Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (i), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ Distributor, is compensated by the Funds for expenses associated with the distribution of the shares of the Funds. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of the Fund. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $1,982,429 in Administrative Services Fees from the Fund.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $3,761.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $468,795,214 and sales of $51,666,265.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$32,042,193	$24,293,961	$56,336,154	$—	$56,336,154
2004	18,508,896	4,718,353	23,227,249	—	23,227,249

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$18,303,150	$18,303,150	$—	$—	$122,895,821	$141,198,971

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,489,391,440	$130,466,870	$(7,571,049)	$122,895,821

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Investor Destinations Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Moderate Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 28% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $24,293,961 as long term capital gain distributions qualifying for the maximum 15% income tax rate.

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Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

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Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22

Gartmore GVIT Investor Destinations Moderately Conservative Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Investor Destinations Moderately Conservative Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Investor Destinations Moderately Conservative Fund (Class II at NAV) returned 4.49% versus 3.64% for its benchmark, which consists of 40% S&P 500® Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 4.13%.

U.S. equity markets, which muddled through 2005, finished the year with growth in the mid-single digits. For most of 2005, stocks remained in one of the narrowest trading ranges in history.

The year began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth, and oil prices kept climbing. In March, the markets resumed their downward slide experienced in January, due to a combination of factors—the trade deficit, mixed economic news, high oil prices and rising interest rates.

April began on the heels of March’s economic soft spot, as weakening occurred in retail sales, payrolls, and consumer and business sentiment. For most of April, equity markets were dogged by continuing inflation concerns as the price of oil climbed above $57 per barrel. April closed with the announcement of one of the biggest jumps in the Consumer Price Index in several months—a rise of 0.6% in March. The month of May brought the announcement of slower-than-expected first-quarter gross domestic product (GDP) growth of 3.1%. Despite concerns about economic deceleration, slowing profit growth and continued high oil prices, first-quarter earnings reports remained strong. However, the specter of economic deceleration dampened markets in June, hampering the equity market rally that began in May.

July was an impressive month for equity markets, despite the drag from a strong U.S. dollar, higher energy prices and major terror attacks in London. The attacks caused an immediate 4% drop in the S&P 500® Index, but investors instantly rebounded, and the losses were recovered just one day later. August brought a reversal of July’s rally, as higher oil prices continued to fan the fears of economic weakness; the per-barrel price reached a record high of $70 during the aftermath of Hurricane Katrina. In contrast to the downturn of U.S. equity markets in August, September saw a positive trend as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism and insurance sectors.

Equity markets slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. GDP growth rate of 4.1% for the third quarter, short-term interest rates rose, oil prices remained historically high, and consumer confidence declined. In November, equity markets were resilient in the face of the Federal Reserve Board’s tightening of interest rates, the energy price shock and the strength of the U.S. dollar. The markets rebounded due to strong productivity and high margins that resulted in good earnings; in addition, per-barrel oil prices fell to the mid-$50 range from $70. After posting gains for nearly six weeks, equity markets in December finished on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the year’s mixed results and leaving investors uncertain about the economy’s direction for 2006, the yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities —inverted at the end of December, meaning that long-term yields fell below short-term yields, historically a harbinger of an economic downturn.

As expected, interest rates rose considerably during the year as the yield curve flattened dramatically and then inverted. The Federal Reserve, through the Federal Open Market Committee, continued its “measured pace” of monetary tightening by raising the federal funds rate by 25 basis points eight times during the year. These moves increased the rate from 2.25% to 4.25% by year’s end.

All five components of the Fund ended the year with positive returns. The Bond Index Fund and Short-Term Investments, which together account for 60% of the portfolio, detracted from the performance of the Fund against its benchmark, given the low (but increasing) interest-rate environment and relatively flat yield curve encountered by these asset classes throughout the year. While the International Index Fund and Mid Cap Market Index Fund posted strong relative performance for the year, their smaller weighting in this Fund’s lower-risk portfolio minimized the positive contribution these funds were able to make to the Fund’s overall returns.

The table below provides information on the returns of the underlying funds as well as the target allocation to these funds as of year-end.

Underlying Fund	Annual Return*	Target Allocation
Gartmore Bond Index Fund	2.18%	35%
Short Term-Investments	2.96%	25%
Gartmore S&P 500 Index Fund	4.73%	20%
Gartmore International Index Fund	13.82%	10%
Gartmore Mid Cap Market Index Fund	12.29%	10%
Gartmore GVIT Investor Destinations Moderately Conservative Fund	4.49%	100%

*	Index returns represented by Institutional share class.

1

Gartmore GVIT Investor Destinations Moderately Conservative Fund

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including substantial stock investments for long-term growth.

Portfolio Managers: Young D. Chin, Co-Global Chief Investment Officer—Equities, heads the Fund’s portfolio management team and is responsible for day-to-day management of the Fund’s assets among the asset classes and underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Moderately Conservative Fund benchmark consists of 40% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index, and 25% Citigroup 3-Month T-Bill Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class II3	4.49%	5.20%
Class VI4	4.65%	5.27%

1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 29, 2004.
4	These returns through December 31, 2003, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Moderately Conservative Fund, Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Moderately Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Conservative Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of LB U.S. Aggregate (35%), S&P 500 (40%) and Citigroup 3-Month T-Bill Index (25%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Class II	Actual	$1,000.00	$1,034.40	$2.87	0.56%
	Hypothetical[1]	$1,000.00	$1,022.18	$2.86	0.56%
Class VI	Actual	$1,000.00	$1,035.00	$2.51	0.49%
	Hypothetical[1]	$1,000.00	$1,022.53	$2.50	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

2	Expenses are based on the direct expense of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Investor Destinations Moderately Conservative Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	87.5%
Fixed Contract	12.5%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	35.1%
Gartmore S&P 500 Index Fund, Institutional Class	20.0%
Gartmore Morley Enhanced Income Fund, Institutional Class	12.5%
Nationwide Fixed Contract, 3.50%	12.5%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.0%
Gartmore International Index Fund, Institutional Class	9.9%

100.0%

Asset Allocation Detail
Fixed Income Funds	47.7%
Equity Funds	39.8%
Fixed Contract	12.5%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

MUTUAL FUNDS (87.5%)
Equity Funds (39.8%)
Gartmore International Index Fund, Institutional Class (b)	5,815,450	$52,687,975
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	3,550,000	52,788,501
Gartmore S&P 500 Index Fund, Institutional Class (b)	9,885,741	105,579,715

		211,056,191

Fixed Income Funds (47.7%)
Gartmore Bond Index Fund, Institutional Class (b)	17,185,729	186,121,442
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	7,305,856	66,410,229

		252,531,671

Total Mutual Funds		463,587,862

Shares or Principal Amount		Value
FIXED CONTRACT (12.5%)
Nationwide Fixed Contract, 3.50% (b) (c)	$66,165,434	$66,165,435

Total Fixed Contract		66,165,435

Total Investments (Cost $500,983,103) (a) — 100.0%		529,753,297
Liabilities in excess of other assets — 0.0%		(62,280)

NET ASSETS — 100.0%		$529,691,017

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. Security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in affiliated securities, at value (cost $500,983,103)	$529,753,297

Interest and dividends receivable	996,503
Receivable for capital shares issued	11,554
Receivable for investments sold	26,901

Total Assets	530,788,255

Liabilities:
Payable to custodian	2,824
Payable for investments purchased	848,209
Payable for capital shares redeemed	35,632
Accrued expenses and other payables:
Investment advisory fees	58,538
Distribution fees	112,574
Administrative servicing fees	32,207
Other	7,254

Total Liabilities	1,097,238

Net Assets	$529,691,017

Represented by:
Capital	$493,956,973
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) from investment transactions	6,963,850
Net unrealized appreciation (depreciation) on investments	28,770,194

Net Assets	$529,691,017

Net Assets:
Class II Shares	$525,426,114
Class VI Shares	4,264,903

Total	$529,691,017

Shares outstanding (unlimited number of shares authorized):
Class II Shares	48,150,369
Class VI Shares	391,354

Total	48,541,723

Net asset value and offering price per share:*
Class II Shares	$10.91
Class VI Shares	$10.90

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income from affiliates	$2,002,980
Dividend income from affiliates	13,459,810

Total Income	15,462,790

Expenses:
Investment advisory fees	624,737
Distribution Fees Class II	1,191,638
Distribution Fees Class VI	9,792
Administrative servicing fees Class II Shares	677,626
Administrative servicing fees Class VI Shares	2,247
Other	183,146

Total expenses before earnings credit	2,689,186
Earnings credit (Note 6)	(69)

Total Expenses	2,689,117

Net Investment Income (Loss)	12,773,673

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	9,442,530
Realized gains distributions from underlying funds	3,268,487

Net realized gains (losses) on investment transactions	12,711,017
Net change in unrealized appreciation/depreciation on investments	(2,994,473)

Net realized/unrealized gains (losses) on investments	9,716,544

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,490,217

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$12,773,673	$8,096,593
Net realized gains (losses) on investment transactions	12,711,017	5,515,979
Net change in unrealized appreciation/depreciation on investments	(2,994,473)	12,674,367

Change in net assets resulting from operations	22,490,217	26,286,939

Distributions to Class II Shareholders from
Net investment income	(12,666,533)	(8,143,739	)(a)
Net realized gains on investments	(8,952,770)	(2,371,530	)(a)
Distributions to Class VI Shareholders from:
Net investment income	(107,725)	(9,518	)(b)
Net realized gains on investments	(59,047)	(1,641	)(b)

Change in net assets from shareholder distributions	(21,786,075)	(10,526,428)

Change in net assets from capital transactions	103,201,873	151,495,887

Change in net assets	103,906,015	167,256,398
Net Assets:
Beginning of period	425,785,002	258,528,604

End of period	$529,691,017	$425,785,002

Accumulated net investment income (loss)	$—	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$137,854,059	$166,759,578	(a)
Dividends reinvested	21,619,257	10,515,242	(a)
Cost of shares redeemed	(59,772,596)	(26,475,605	)(a)

	99,700,720	150,799,215

Class VI Shares
Proceeds from shares issued	8,328,684	817,280	(b)
Dividends reinvested	166,772	11,159	(b)
Cost of shares redeemed	(4,994,303)	(131,767	)(b)

	3,501,153	696,672

Change in net assets from capital transactions	$103,201,873	$151,495,887

SHARE TRANSACTIONS:
Class II Shares
Issued	12,685,140	15,804,279	(a)
Reinvested	1,990,073	986,049	(a)
Redeemed	(5,480,678)	(2,503,232	)(a)

	9,194,535	14,287,096

Class VI Shares
Issued	767,804	77,407	(b)
Reinvested	15,333	1,038	(b)
Redeemed	(457,741)	(12,487	)(b)

	325,396	65,958

(a)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(b)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class II Shares
Period Ended December 31, 2001(c)	$10.00	0.03	0.04	0.07	(0.03)	—	(0.03)	$10.04	0.65%	(e)	$503	0.61%	(f)	4.56%	(f)	24.88%	(f)	(19.71%	)(f)	0.60%
Year Ended December 31, 2002	$10.04	0.18	(0.60)	(0.42)	(0.18)	(0.01)	(0.19)	$9.43	(4.15%	)	$95,669	0.56%		2.96%		(g	)	(g	)	35.19%
Year Ended December 31, 2003	$9.43	0.21	1.07	1.28	(0.21)	(0.02)	(0.23)	$10.48	13.70%		$258,529	0.56%		2.32%		(g	)	(g	)	12.61%
Year Ended December 31, 2004(d)	$10.48	0.23	0.50	0.73	(0.23)	(0.07)	(0.30)	$10.91	7.16%		$425,066	0.56%		2.35%		(g	)	(g	)	7.18%
Year Ended December 31, 2005	$10.91	0.28	0.20	0.48	(0.28)	(0.20)	(0.48)	$10.91	4.49%		$525,426	0.56%		2.66%		(g	)	(g	)	11.32%

Class VI Shares
Period Ended December 31, 2004(h)	$10.44	0.20	0.49	0.69	(0.20)	(0.03)	(0.23)	$10.90	6.67%	(e)	$719	0.41%	(f)	3.37%	(f)	(g	)	(g	)	7.18%
Year Ended December 31, 2005	$10.90	0.30	0.20	0.50	(0.30)	(0.20)	(0.50)	$10.90	4.65%		$4,265	0.48%		2.65%		(g	)	(g	)	11.32%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

(d)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

(h)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Investor Destinations Moderately Conservative Fund (the “Fund”).

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 0-10%.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Trust’s Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (i), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ Distributor, is compensated by the Funds for expenses associated with the distribution of the shares of the Funds. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of the Fund. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $717,844 in Administrative Services Fees from the Fund.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $3,753.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $131,517,596 and sales of $47,539,847.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$12,773,673	$9,012,402	$21,786,075	$—	$21,786,075
2004	8,097,247	2,429,181	10,526,428	—	10,526,428

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$7,670,563	$7,670,563	$—	$—	$28,063,481	$35,734,044

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$501,689,816	$32,144,032	$(4,080,551)	$28,063,481

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Investor Destinations Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Moderately Conservative Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 17% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $9,012,402 as long term capital gain distributions qualifying for the maximum 15% income tax rate.

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Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

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Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22

Gartmore GVIT Investor Destinations Conservative Fund

Annual Report

| December 31, 2005

Contents

6	Statement of Investments

7	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Investor Destinations Conservative Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Investor Destinations Conservative Fund (Class II at NAV) returned 3.31% versus 3.24% for its benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 4.13%.

U.S. equity markets, which muddled through 2005, finished the year with growth in the mid-single digits. For most of 2005, stocks remained in one of the narrowest trading ranges in history.

The year began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth, and oil prices kept climbing. In March, the markets resumed their downward slide experienced in January, due to a combination of factors—the trade deficit, mixed economic news, high oil prices and rising interest rates.

April began on the heels of March’s economic soft spot, as weakening occurred in retail sales, payrolls, and consumer and business sentiment. For most of April, equity markets were dogged by continuing inflation concerns as the price of oil climbed above $57 per barrel. April closed with the announcement of one of the biggest jumps in the Consumer Price Index in several months—a rise of 0.6% in March. The month of May brought the announcement of slower-than-expected first-quarter gross domestic product (GDP) growth of 3.1%. Despite concerns about economic deceleration, slowing profit growth and continued high oil prices, first-quarter earnings reports remained strong. However, the specter of economic deceleration dampened markets in June, hampering the equity market rally that began in May.

July was an impressive month for equity markets, despite the drag from a strong U.S. dollar, higher energy prices and major terror attacks in London. The attacks caused an immediate 4% drop in the S&P 500® Index, but investors quickly rebounded, and the losses were recovered just one day later. August brought a reversal of July’s rally, as higher oil prices continued to fan the fears of economic weakness; the per-barrel price reached a record high of $70 during the aftermath of Hurricane Katrina. In contrast to the downturn of U.S. equity markets in August, September saw a positive trend as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism and insurance sectors.

Equity markets slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. GDP growth rate of 4.1% for the third quarter, short-term interest rates rose, oil prices remained historically high, and consumer confidence declined. In November, equity markets were resilient in the face of the Federal Reserve Board’s tightening of interest rates, the energy price shock and the strength of the U.S. dollar. The markets rebounded due to strong productivity and high margins that resulted in good earnings; in addition, per-barrel oil prices fell to the mid-$50 range from $70. After posting gains for nearly six weeks, equity markets in December finished on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the year’s mixed results and leaving investors uncertain about the economy’s direction for 2006, the yield curve—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—inverted at the end of December, meaning that long-term yields fell below short-term yields, historically a harbinger of an economic downturn.

As expected, interest rates rose considerably during the year as the yield curve flattened dramatically and then inverted. The Federal Reserve, through the Federal Open Market Committee, continued its “measured pace” of monetary tightening by raising the federal funds rate by 25 basis points eight times during the year. These moves increased the rate from 2.25% to 4.25% by year’s end.

All five components of the Fund ended the year with positive returns. The Bond Index Fund and Short-Term Investments, which together account for 80% of the portfolio, detracted from performance against the benchmark given the low (but increasing) interest-rate environment and relatively flat yield curve throughout the year. While the International Index Fund and Mid Cap Market Index Fund posted strong relative performance for the year, their small weighting (10%) in this Fund’s low risk portfolio minimized their positive contribution to overall returns.

The table below provides information on the returns of the underlying funds as well as the target allocation to these funds as of year-end.

Underlying Fund	Annual Return*	Target Allocation
Short-Term Investments	2.95%	45%
Gartmore Bond Index Fund	2.18%	35%
Gartmore S&P 500 Index Fund	4.73%	10%
Gartmore International Index Fund	13.82%	5%
Gartmore Mid Cap Market Index Fund	12.29%	5%
Gartmore GVIT Investor Destinations Conservative Fund	3.31%	100%

*	Index returns represented by Institutional Share Class.

1

Gartmore GVIT Investor Destinations Conservative Fund

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including some stock investments for long-term growth.

Portfolio Managers: Young D. Chin, Co-Global Chief Investment Officer—Equities, heads the Fund’s portfolio management team and is responsible for day-to-day management of the Fund’s assets among the asset classes and underlying funds.

When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index, and 20% S&P 500 Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class II3	3.31%	4.07%
Class VI4	3.39%	4.13%

1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 12, 2001.
3	Existing shares were designated Class II shares as of April 29, 2004.
4	These returns through December 31, 2003, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Investor Destinations Conservative Fund, Lehman Brothers U.S. Aggregate Index (LB U.S. Aggregate)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T-Bill Index(c), the Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Conservative Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of LB U.S. Aggregate (35%), S&P 500 (20%), and Citigroup 3-Month T-Bill Index (45%).
(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Gartmore GVIT Investor Destinations Conservative Fund
Class II	Actual	$1,000.00	$1,020.50	$2.95	0.58%
	Hypothetical[1]	$1,000.00	$1,022.08	$2.96	0.58%
Class VI	Actual	$1,000.00	$1,021.30	$2.60	0.51%
	Hypothetical[1]	$1,000.00	$1,022.43	$2.60	0.51%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

2	Expenses are based on the direct expense of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Investor Destinations Conservative Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	80.0%
Fixed Contract	20.0%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	35.0%
Gartmore Morley Enhanced Income Fund, Institutional Class	20.0%
Nationwide Fixed Contract, 3.50%	20.0%
Gartmore S&P 500 Index Fund, Institutional Class	10.0%
Gartmore Money Market Fund, Institutional Class	5.0%
Gartmore Mid Cap Market Index Fund, Institutional Class	5.0%
Gartmore International Index Fund, Institutional Class	5.0%

100.0%

Asset Allocation Detail
Fixed Income Funds	55.1%
Equity Funds	19.9%
Money Market Fund	5.0%
Fixed Contract	20.0%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value
MUTUAL FUNDS (80.0%)
Equity Funds (19.9%)
Gartmore International Index Fund, Institutional Class (b)	1,562,450	$14,155,796
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	953,776	14,182,646
Gartmore S&P 500 Index Fund, Institutional Class (b)	2,655,994	28,366,016

		56,704,458

Fixed Income Funds (55.1%)
Gartmore Bond Index Fund, Institutional Class (b)	9,234,733	100,012,153
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	6,281,210	57,096,194

		157,108,347

Money Market Fund (5.0%)
Gartmore Money Market Fund, Institutional Class (b)	14,294,245	14,294,245

Total Mutual Funds		228,107,050

Shares or Principal Amount		Value
FIXED CONTRACT (20.0%)
Nationwide Fixed Contract, 3.50% (b) (c)	$56,883,601	$56,883,601

Total Fixed Contract		56,883,601

Total Investments (Cost $280,977,331) (a) — 100.0%		284,990,651
Liabilities in excess of other assets — (0.0)%		(14,690)

NET ASSETS — 100.0%		$284,975,961

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. Security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in affiliated securities, at value (cost $280,977,331)	$284,990,651

Interest and dividends receivable	674,844
Receivable for capital shares issued	1,647,549
Receivable for investments sold	429,402
Prepaid expenses and other assets	955

Total Assets	287,743,401

Liabilities:
Payable to custodian	430,893
Payable for investments purchased	2,202,651
Payable for capital shares redeemed	117
Accrued expenses and other payables:
Investment advisory fees	31,143
Distribution fees	59,891
Administrative servicing fees	21,419
Other	21,326

Total Liabilities	2,767,440

Net Assets	$284,975,961

Represented by:
Capital	$279,020,642
Accumulated net investment income (loss)	802
Accumulated net realized gains (losses) from investment transactions	1,941,197
Net unrealized appreciation (depreciation) on investments	4,013,320

Net Assets	$284,975,961

Net Assets:
Class II Shares	$280,331,414
Class VI Shares	4,644,547

Total	$284,975,961

Shares outstanding (unlimited number of shares authorized):
Class II Shares	27,294,709
Class VI Shares	452,830

Total	27,747,539

Net asset value and offering price per share:*
Class II Shares	$10.27
Class VI Shares	$10.26

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income from affiliates	$1,856,215
Dividend income from affiliates	7,476,373

Total Income	9,332,588

Expenses:
Investment advisory fees	361,109
Distribution Fees Class II	686,419
Distribution Fees Class VI	8,028
Administrative servicing fees Class II Shares	396,144
Administrative servicing fees Class VI Shares	1,438
Other	123,667

Total expenses before earnings credit	1,576,805
Earnings credit (Note 6)	(1)

Total Expenses	1,576,804

Net Investment Income (Loss)	7,755,784

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	5,705,956
Realized gains distributions from underlying funds	874,276

Net realized gains (losses) on investment transactions	6,580,232
Net change in unrealized appreciation/depreciation on investments	(5,118,290)

Net realized/unrealized gains (losses) on investments	1,461,942

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,217,726

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$7,755,784	$5,473,143
Net realized gains (losses) on investment transactions	6,580,232	3,444,495
Net change in unrealized appreciation/depreciation on investments	(5,118,290)	2,030,361

Change in net assets resulting from operations	9,217,726	10,947,999

Distributions to Class II Shareholders from
Net investment income	(7,651,860)	(5,494,511	)(a)
Net realized gains on investments	(6,036,605)	(2,320,988	)(a)
Distributions to Class VI Shareholders from:
Net investment income	(103,122)	(19,759	)(b)
Net realized gains on investments	(80,678)	(7,932	)(b)

Change in net assets from shareholder distributions	(13,872,265)	(7,843,190)

Change in net assets from capital transactions	31,898,976	64,003,212

Change in net assets	27,244,437	67,108,021
Net Assets:
Beginning of period	257,731,524	190,623,503

End of period	$284,975,961	$257,731,524

Accumulated net investment income (loss)	$802	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$106,708,885	$100,983,002	(a)
Dividends reinvested	13,688,459	7,815,483	(a)
Cost of shares redeemed	(91,750,457)	(46,226,403	)(a)

	28,646,887	62,572,082

Class VI Shares
Proceeds from shares issued	4,776,266	1,645,576	(b)
Dividends reinvested	183,800	27,690	(b)
Cost of shares redeemed	(1,707,977)	(242,136	)(b)

	3,252,089	1,431,130

Change in net assets from capital transactions	$31,898,976	$64,003,212

SHARE TRANSACTIONS:
Class II Shares
Issued	10,236,570	9,753,470	(a)
Reinvested	1,325,239	754,197	(a)
Redeemed	(8,785,180)	(4,462,685	)(a)

	2,776,629	6,044,982

Class VI Shares
Issued	460,054	160,003	(b)
Reinvested	17,817	2,667	(b)
Redeemed	(164,264)	(23,447	)(b)

	313,607	139,223

(a)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(b)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Investor Destinations Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class II Shares
Period Ended December 31, 2001(c)	$10.00	0.02	0.01	0.03	(0.02)	—	(0.02)	$10.01	0.34%	(e)	$502	0.61%	(f)	4.39%	(f)	24.89%	(f)	(19.89%	)(f)	0.40%
Year Ended December 31, 2002	$10.01	0.21	(0.18)	0.03	(0.21)	—	(0.21)	$9.83	0.40%		$90,358	0.56%		3.30%		(g	)	(g	)	28.70%
Year Ended December 31, 2003	$9.83	0.24	0.53	0.77	(0.24)	(0.04)	(0.28)	$10.32	7.91%		$90,624	0.56%		2.55%		(g	)	(g	)	24.84%
Year Ended December 31, 2004(d)	$10.32	0.24	0.23	0.47	(0.24)	(0.10)	(0.34)	$10.45	4.65%		$256,277	0.56%		2.39%		(g	)	(g	)	15.34%
Year Ended December 31, 2005	$10.45	0.29	0.05	0.34	(0.29)	(0.23)	(0.52)	$10.27	3.31%		$280,331	0.57%		2.79%		(g	)	(g	)	30.49%

Class VI Shares
Period Ended December 31, 2004(h)	$10.26	0.21	0.25	0.46	(0.21)	(0.06)	(0.27)	$10.45	4.48%	(e)	$1,454	0.41%	(f)	3.00%	(f)	(g	)	(g	)	15.34%
Year Ended December 31, 2005	$10.45	0.31	0.04	0.35	(0.31)	(0.23)	(0.54)	$10.26	3.39%		$4,645	0.47%		2.95%		(g	)	(g	)	30.49%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

(d)	On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(e)	Not annualized.

(f)	Annualized.

(g)	There were no fee reductions during the period.

(h)	For the period from April 30, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Investor Destinations Conservative Fund (the “Fund”).

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other affiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities including the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay the Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Contract, the portfolio management team believes that the relatively stable nature of the Nationwide Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. The Fund’s target allocation range is 0-10%.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Trust’s Fund invests are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds generally are valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). The Underlying Funds generally value securities and assets at current market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The following policies, (b) through (i), represent the accounting policies applicable to the Underlying Funds.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees.

(i)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ Distributor, is compensated by the Funds for expenses associated with the distribution of the shares of the Funds. These fees are based on average daily net assets of each class of shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of the Fund. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $413,339 in Administrative Services Fees from the Fund.

Because the Fund invests primarily in other affiliated funds, the Fund is a shareholder of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments the Fund holds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the underlying investments.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $1,525.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $88,472,514 and sales of $67,543,510.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$7,754,982	$6,117,283	$13,872,265	$—	$13,872,265
2004	5,473,506	2,369,684	7,843,190	—	7,843,190

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$802	$3,183,114	$3,183,916	$—	$—	$2,771,403	$5,955,319

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$282,219,248	$4,971,994	$(2,200,591)	$2,771,403

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Investor Destinations Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Investor Destinations Conservative Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

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Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 8% of income dividends that qualify for the dividends received deduction available to corporations.

The Fund designates $6,117,283, as long term capital gain distributions qualifying for the maximum 15% income tax rate.

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Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

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Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Gartmore Morley Financial Services, Inc. (“GMFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

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Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22

Gartmore GVIT U.S. Growth Leaders Fund

AnnualReport

| December 31, 2005

Contents

6	Statement of Investments

8	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT U.S. Growth Leaders Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT U.S. Growth Leaders Fund (Class III at NAV) returned 11.99% versus 4.91% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds was 10.80%.

While the stock market spent most of 2005 fluctuating in a relatively narrow range, a November rally enabled most broadly based indexes to post modest gains for the year. On the one hand, investors were confronted with rising short-term interest rates, high energy prices and the worst hurricane season in several decades. These negatives, however, were offset by solid growth in the economy and corporate earnings. Further, although the Federal Reserve Board boosted short-term interest rates eight times during the reporting period, long-term rates hardly budged, indicating that investors remained unconcerned about inflation. Within the market, performance was uneven, as some sectors — energy was one notable example — posted sizable gains, and others, such as technology, delivered mediocre returns.

The Fund’s strong performance versus the performance of its benchmark index was due in large part to favorable stock selection in the information technology, consumer discretionary and health-care sectors. An out-of-Index position in Internet search engine Google Inc. was timely, because the stock more than doubled during the reporting period; the company continued to gain market share in the rapidly growing paid-search market, leading to large upward earnings revisions. Another technology holding that aided Fund performance was semiconductor maker Broadcom Corp. Exposure to a number of high-growth areas of the chip market, including enterprise networking and WiFi, or wireless networking, boosted the stock. In the consumer discretionary sector, high-end department store chain Nordstrom, Inc. added value to Fund performance. A program to improve operations through technology enhancements and tighter inventory control enabled Nordstrom to expand its profit margins in 2005. In addition, spending by upscale consumers remained strong. In health care, HMO UnitedHealth Group Inc. was a standout for Fund performance; the company used a combination of premium growth and cost controls to achieve rapid earnings growth.

Sectors detracting from Fund performance included industrials, utilities and consumer staples, with stock picking in industrials causing the most damage. Among individual holdings, the Fund was hurt by its out-of-Index position in security software maker McAfee, Inc. Despite several positive earnings revisions, McAfee’s stock languished due to fears that Microsoft Corp. might enter the security software market. Another Fund holding that underperformed was e-commerce security stock VeriSign, Inc.; unexpected weakness in the company’s wireless ring-tone business contributed to the stock’s poor showing. In the industrials sector, heavy equipment maker Caterpillar Inc. hurt Fund performance. Although Caterpillar stock posted a healthy gain for the year overall, the firm experienced considerable volatility due to its reported disappointing financial results. Consequently, we opted to sell the Caterpillar holding and move on to other opportunities.

Our outlook for 2006 is relatively positive. Investors’ concerns about rising short-term interest rates should fade with the approaching end of the Fed’s series of rate hikes. The energy markets also could be less of a headline topic in the months to come. While crude oil and natural gas prices might not fall much from recent levels, we would be surprised if they experienced another year of increases comparable to those in 2005. Stability on the interest-rate and energy fronts could provide a more supportive environment for the stock market. At the same time, corporate earnings have increased at double-digit rates for the past few years, yet stock price gains have lagged. In particular, large-cap growth stocks appear attractively valued by most measures. Against this backdrop, we will continue our search for fast-growing companies generating positive earnings revisions.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment

1

Gartmore GVIT U.S. Growth Leaders Fund

return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT U.S. Growth Leaders Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class I3	11.96%	9.91%
Class II3	11.70%	9.71%
Class III[4]	11.99%	10.04%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 31, 2001.
3	These returns until the creation of the Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore GVIT U.S. Growth Leaders Fund, Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT U.S. Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT U.S. Growth Leaders Fund
Class I	Actual	$1,000.00	$1,097.10	$6.13	1.16%
	Hypothetical[1]	$1,000.00	$1,019.15	$5.92	1.16%
Class II	Actual	$1,000.00	$1,096.40	$7.40	1.40%
	Hypothetical[1]	$1,000.00	$1,017.94	$7.15	1.40%
Class III	Actual	$1,000.00	$1,098.50	$6.14	1.16%
	Hypothetical[1]	$1,000.00	$1,019.15	$5.92	1.16%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT U.S. Growth Leaders Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	95.4%
Cash Equivalents	5.1%
Other Investments*	8.1%
Liabilities in excess of other assets**	-8.6%

100.0%

Top Holdings***
UnitedHealth Group, Inc.	5.6%
F5 Networks, Inc.	3.8%
Starwood Hotels & Resorts Worldwide	3.7%
Coach, Inc.	3.6%
Praxair, Inc.	3.6%
Boeing Co. (The)	3.5%
XM Satellite Radio Holdings, Inc., Class A	3.5%
E*TRADE Financial Corp.	3.5%
Abercrombie & Fitch Co., Class A	3.5%
Google, Inc.	3.4%
Other Holdings	62.3%

100.0%

Top Industries
Computer Software & Services	20.1%
Financial Services	12.2%
Oil & Gas	9.8%
Healthcare	8.9%
Transportation	8.4%
Retail	7.1%
Semiconductors	6.6%
Hotels & Motels	3.7%
Aerospace/Defense	3.5%
Radio	3.5%
Other Industries	16.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statement of Investments — December 31, 2005

	Shares or Principal Amount	Value
COMMON STOCKS (95.4%)
Aerospace & Defense (3.5%)
Boeing Co. (The)	33,530	$2,355,147

Computer Software & Services (20.1%)
Business Objects S.A. ADR — FR (b)	50,690	2,048,383
Cognizant Technology Solutions Corp. (b)	40,720	2,050,252
EMC Corp. (b)	123,550	1,682,751
F5 Networks, Inc. (b) (c)	44,650	2,553,533
Google, Inc. (b)	5,550	2,302,473
McAfee, Inc. (b) (c)	61,280	1,662,526
Red Hat, Inc. (b)	49,300	1,342,932

		13,642,850

Financial Services (12.2%)
E*TRADE Financial Corp. (b)	111,510	2,326,098
Goldman Sachs Group, Inc.	16,100	2,056,131
SLM Corp.	30,900	1,702,281
T. Rowe Price Group, Inc.	29,520	2,126,326

		8,210,836

Gaming & Leisure (3.3%)
Boyd Gaming Corp.	46,130	2,198,556

Healthcare (8.9%)
St. Jude Medical, Inc. (b)	45,390	2,278,578
UnitedHealth Group, Inc.	60,360	3,750,770

		6,029,348

Hotels & Motels (3.7%)
Starwood Hotels & Resorts Worldwide	39,270	2,507,782

Lasers (2.6%)
Cymer, Inc. (b)	48,850	1,734,664

Oil & Gas (9.8%)
Halliburton Co.	31,950	1,979,622
Praxair, Inc.	45,210	2,394,322
Williams Cos., Inc. (The)	95,800	2,219,686

		6,593,630

Pharmaceuticals (2.6%)
Barr Pharmaceuticals, Inc. (b)	27,950	1,741,006

Radio (3.5%)
XM Satellite Radio Holdings, Inc., Class A (b) (c)	85,700	2,337,896

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Retail (7.1%)
Abercrombie & Fitch Co., Class A	35,670	$2,324,971
Coach, Inc. (b)	73,640	2,455,157

		4,780,128

Semiconductors (6.6%)
Broadcom Corp. (b)	46,050	2,171,258
National Semiconductor Corp.	88,430	2,297,411

		4,468,669

Telecommunications (3.1%)
Comverse Technology, Inc. (b)	77,610	2,063,650

Transportation (8.4%)
J.B. Hunt Transport Services, Inc. (c)	100,750	2,280,980
United Parcel Service, Inc., Class B	22,240	1,671,336
UTI Worldwide, Inc. (c)	18,452	1,713,084

		5,665,400

Total Common Stocks		64,329,562

CASH EQUIVALENTS (5.1%)
Investments in repurchase agreements (Collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $3,409,320)	$3,407,752	3,407,752

Total Cash Equivalents		3,407,752

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (8.1%)
Pool of short-term securities for Gartmore Variable Insurance Trust Funds — note 2 (Securities Lending)	$5,429,741	$5,429,741

Total Short-Term Securities Held as Collateral for Securities Lending		5,429,741

Total Investments (Cost $69,106,298) (a) — 108.6%		73,167,055
Liabilities in excess of other assets — (8.6)%		(5,761,412)

NET ASSETS — 100.0%		$67,405,643

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of December 31, 2005.
ADR	American Depositary Receipt

FR	France

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $65,698,546)	$69,759,303
Repurchase agreements, at cost and value	3,407,752

Total Investments	73,167,055

Interest and dividends receivable	59,747
Receivable for capital shares issued	63,815
Receivable for investments sold	2,038,608
Prepaid expenses and other assets	140

Total Assets	75,329,365

Liabilities:
Payable for investments purchased	2,420,515
Payable for capital shares redeemed	384
Payable for return of collateral received for securities on loan	5,429,741
Accrued expenses and other payables:
Investment advisory fees	51,377
Fund administration and transfer agent fees	3,743
Distribution fees	4,061
Administrative servicing fees	3,922
Other	9,979

Total Liabilities	7,923,722

Net Assets	$67,405,643

Represented by:
Capital	$62,755,526
Accumulated net investment income (loss)	—
Accumulated net realized gain (losses) from investments	589,360
Net unrealized appreciation (depreciation) on investments	4,060,757

Net Assets	$67,405,643

Net Assets:
Class I Shares	$10,782,769
Class II Shares	19,067,278
Class III Shares	37,555,596

Total	$67,405,643

Shares outstanding (unlimited number of shares authorized):
Class I Shares	998,788
Class II Shares	1,772,807
Class III Shares	3,458,692

Total	6,230,287

Net asset value and offering price per share:*
Class I Shares	$10.80
Class II Shares	$10.76
Class III Shares	$10.86

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$61,001
Dividend income	356,851
Income from securities lending	6,836

Total Income	424,688

Expenses:
Investment advisory fees	466,317
Fund administration and transfer agent fees	40,011
Distribution fees Class II Shares	35,069
Administrative servicing fees Class I Shares	10,436
Administrative servicing fees Class II Shares	19,184
Administrative servicing fees Class III Shares	46,976
Other	27,932

Total expenses before earnings credit	645,925
Earnings credit (Note 6)	(129)

Total Expenses	645,796

Net Investment Income (Loss)	(221,108)

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	6,990,468
Net change in unrealized appreciation/depreciation on investments	(410,731)

Net realized/unrealized gains (losses) on investments	6,579,737

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,358,629

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT U.S. GROWTH LEADERS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$(221,108)	$(424,063)
Net realized gains (losses) on investment transactions	6,990,468	4,929,661
Net change in unrealized appreciation/depreciation on investments	(410,731)	337,121

Change in net assets resulting from operations	6,358,629	4,842,719

Distributions to Class I shareholders from:
Net realized gains on investments	(1,571,409)	(254,356)
Distributions to Class II shareholders from:
Net realized gains on investments	(2,858,984)	(299,998)
Distributions to Class III shareholders from:
Net realized gains on investments	(5,955,110)	(1,881,512)

Change in net assets from shareholder distributions	(10,385,503)	(2,435,866)

Change in net assets from capital transactions	21,312,303	(17,545,981)

Change in net assets	17,285,429	(15,139,128)
Net Assets:
Beginning of period	50,120,214	65,259,342

End of period	$67,405,643	$50,120,214

Accumulated net investment income (loss)	$—	$—

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,497,974	$5,960,920
Dividends reinvested	1,571,407	254,355
Cost of shares redeemed	(2,954,315)	(6,400,463)

	5,115,066	(185,188)

Class II Shares
Proceeds from shares issued	8,229,963	7,795,254
Dividends reinvested	2,858,981	299,997
Cost of shares redeemed	(1,533,299)	(2,317,336)

	9,555,645	5,777,915

Class III Shares
Proceeds from shares issued	9,713,182	8,789,593
Dividends reinvested	5,955,105	1,881,507
Cost of shares redeemed	(9,026,695)	(33,809,808)

	6,641,592	(23,138,708)

Change in net assets from capital transactions	$21,312,303	$(17,545,981)

SHARE TRANSACTIONS:
Class I Shares
Issued	564,383	563,139
Reinvested	145,366	24,253
Redeemed	(261,906)	(613,428)

	447,843	(26,036)

Class II Shares
Issued	725,460	734,900
Reinvested	265,327	28,516
Redeemed	(135,024)	(227,455)

	855,763	535,961

Class III Shares
Issued	849,981	810,698
Reinvested	547,996	178,838
Redeemed	(793,889)	(3,226,633)

	604,088	(2,237,097)

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT U.S. Growth Leaders Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2002(c)	$8.64	(0.02)	0.01	(1.07)	(1.08)	—	—	$7.56	(12.50%	)(f)	$476	1.16%	(g)	(0.56%	)(g)	(h	)	(h	)	754.41%
Year Ended December 31, 2003	$7.56	(0.02)	0.01	3.95	3.94	(0.76)	(0.76)	$10.74	52.14%		$6,199	1.19%		(0.50%	)	(h	)	(h	)	580.71%
Year Ended December 31, 2004	$10.74	(0.08)	—	1.36	1.28	(0.46)	(0.46)	$11.56	12.41%		$6,369	1.29%		(0.77%	)	(h	)	(h	)	520.00%
Year Ended December 31, 2005	$11.56	(0.02)	—	1.32	1.30	(2.06)	(2.06)	$10.80	11.96%		$10,783	1.17%		(0.39%	)	(h	)	(h	)	447.55%

Class II Shares
Period Ended December 31, 2003(d)	$8.17	(0.02)	0.01	3.36	3.35	(0.76)	(0.76)	$10.76	41.02%	(f)	$4,101	1.43%	(g)	(0.66%	)(g)	(h	)	(h	)	580.71%
Year Ended December 31, 2004	$10.76	(0.08)	—	1.33	1.25	(0.46)	(0.46)	$11.55	12.10%		$10,593	1.53%		(1.03%	)	(h	)	(h	)	520.00%
Year Ended December 31, 2005	$11.55	(0.04)	—	1.31	1.27	(2.06)	(2.06)	$10.76	11.70%		$19,067	1.41%		(0.63%	)	(h	)	(h	)	447.55%

Class III Shares
Period Ended December 31, 2001(e)	$10.00	—	—	(0.08)	(0.08)	—	—	$9.92	(0.80%	)(f)	$2,976	1.25%	(g)	(0.40%	)(g)	7.56%	(g)	(6.71%	)(g)	9.71%
Year Ended December 31, 2002	$9.92	(0.05)	0.01	(2.30)	(2.34)	—	—	$7.58	(23.59%	)	$6,501	1.10%		(0.64%	)	(h	)	(h	)	754.41%
Year Ended December 31, 2003	$7.58	(0.03)	0.01	3.99	3.97	(0.76)	(0.76)	$10.79	52.39%		$54,959	1.19%		(0.50%	)	(h	)	(h	)	580.71%
Year Ended December 31, 2004	$10.79	(0.11)	—	1.40	1.29	(0.46)	(0.46)	$11.62	12.45%		$33,158	1.29%		(0.77%	)	(h	)	(h	)	520.00%
Year Ended December 31, 2005	$11.62	(0.03)	—	1.33	1.30	(2.06)	(2.06)	$10.86	11.99%		$37,556	1.17%		(0.38%	)	(h	)	(h	)	447.55%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from June 3, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from March 21, 2003 (commencement of operations) through December 31, 2003.

(e)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $9.92 per share.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT U.S. Growth Leaders Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Fund was pooled and, at December 31, 2005, was invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	Bank of America	$500,000	4.31%	01/03/06
Master Note — Floating	CDC Financial Product Inc.	1,000,000	4.35%	01/03/06
Repurchase Agreement	Nomura Securities	3,929,741	4.29%	01/03/06

As of December 31, 2005, the Fund had securities with the following market value on loan:

Value of Loaned Securities	Value of Collateral
$5,241,069	$5,429,741

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Fund. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders.

Under the terms of the Investment Advisory Agreement, the Fund pays GMF a base investment advisory fee that can vary depending on the Fund’s performance relative to the Fund’s benchmark, the S&P 500 Index, as follows:

Fee Schedule*	Fees
Up to $500 million	0.90%
$500 million up to $2 billion	0.80%
$2 billion or more	0.75%

*	The US Growth Leaders Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward depending on the Fund’s performance relative to the Fund’s benchmark, the S&P 500 Index. Thus, if the Fund outperforms the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms the Fund’s benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Fund’s average net assets over the current quarter, while the performance adjustment percentage is applied to the Fund’s average net assets over the rolling 36-month performance period. The corresponding dollar values then are added to arrive at the overall GMF advisory fee for the current period. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment
Up to $500 million	+/-0.22%
$500 million up to $2 billion	+/-0.18%
$2 billion or more	+/-0.16%

On September 21, 2004, the Enforcement Staff of the Commission’s Fort Worth District Office (the “Staff”) contacted GMF. The Staff asserted that the methodology used to calculate the performance fee for the Fund did not comply with the requirements of Rule 205-2 under the Investment Advisers Act of 1940 (the “Advisers Act”). GMF agreed temporarily to forego the collection of any performance fees pending an evaluation of the Staff’s assertion. Discussions with the Staff are ongoing, and the outcome of those discussions will determine the remedial steps, if any, to be taken.

GMF and the Fund have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.15% for all classes until at least May 1, 2006.

GMF may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GMF, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of the year ended December 31, 2005, there were no cumulative potential reimbursements for all classes of shares of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $81,337 in Administrative Services Fees from the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $5,608.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $245,930,123 and sales of $236,389,710.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$10,166,403	$219,100	$10,385,503	$—	$10,385,503
2004	2,435,866	—	2,435,866	—	2,435,866

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,073,809	$95,744	$1,169,553	$—	$—	$3,480,564	$4,650,117

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$69,686,491	$4,121,603	$(641,039)	$3,480,564

17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT U.S. Growth Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT U.S. Growth Leaders Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

18

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 5% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designates $219,100 as long term capital gain distributions qualifying for the maximum 15% income tax rate.

19

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

20

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

21

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

22

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

23

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Gartmore GVIT Global Utilities Fund

AnnualReport

| December 31, 2005

Contents

6	Statement of Investments

8	Statement of Assets and Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Financial Highlights

11	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Global Utilities Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Global Utilities Fund (Class III at NAV) returned 6.48% versus -0.44% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities Index SM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds was 13.01%.

Global utilities benefited from a favorable investment environment, as many of the conditions that prevailed during the first half of the reporting period persisted in the second half. Energy prices continued to advance, with crude oil briefly exceeding $70 per barrel at the end of August as Hurricane Katrina punished the Gulf Coast region. The market has been favorable for stocks of companies that provide alternate sources of energy such as nuclear and hydroelectric power, because these firms have yet to feel the impact of rising costs for raw materials. Long-term interest rates remained favorable, which helped utility stocks, since share prices in the utilities sector tend to move in tandem with bond prices and inversely to long-term rates. With interest rates still low by historical standards, the high dividend yields of the utilities group appealed to investors.

The factor that proved to be most beneficial to the Fund’s performance in comparison to that of the blended benchmark index was an overweighting in the energy sector; as the period progressed, we reduced the Fund’s exposure in that sector to take profits. One of the Fund’s top stock performers in the energy sector was EOG Resources, Inc., an oil and gas producer with substantial reserves in Texas; investors viewed the company’s onshore reserves as a distinct advantage, given the weather damage sustained by offshore producers during the hurricane season. Another Fund holding that boosted performance was ConocoPhillips, an integrated energy company with substantial refining operations that serves as a major supplier of natural gas to the utility industry; most recently, the company was purchased by Burlington Resources Inc. In the utilities sector, the Fund’s overweighting of water utilities was particularly beneficial; U.K. companies Northumbrian Water Group plc and AWG plc both helped Fund performance. As 2005 wound down, however, indications emerged that profits from the water utilities industry may have run their course, and we have since been reducing our position. Fortum OYJ, an electric utility company based in Finland that handles hydroelectric plants, saw significant gains throughout the year and was a substantial contributor to Fund performance.

Elsewhere, the Fund outperformed its benchmark due to an underweighting in telecommunications services, a sector that comprises more than half of the Fund’s blended benchmark. Unlike the Fund, many other utility funds tracked by Lipper have a minimal exposure to telecom services, which helped their performance; however, the Fund’s more generous exposure to the sector limited returns during the period. That said, our underweight position in the wireline industry proved beneficial. For example, the underweighting of such poorly performing wireline stocks such as Telecom Italia S.p.A., SBC Communications Inc. and Spain-based Telefónica S.A. proved to be timely.

Wireless stock Sprint Nextel Corp., not part of the Fund’s blended benchmark, had the most negative impact on Fund performance; uncertainty about the buyout of Nextel affiliates following the company’s merger with Sprint caused many investors to sell. In the telecom services sector, overweighted positions in Germany-based Deutsche Telekom AG and France Telecom SA also detracted from performance. Due to the continued movement toward wireless distribution, the Fund maintains its underweight in the telecommunications sector.

Since energy prices should continue to be a key driver of electricity prices, we anticipate maintaining the Fund’s emphasis on companies that are capable of passing along energy costs, and avoiding or limiting exposure to those companies that are not. The fate of utility stocks also will be determined to some extent by the regulatory environment, which we will monitor closely for clues to guide our investment strategy. In telecom services, we remain interested in wireless companies, particularly in emerging countries, where we believe the growth prospects are most dynamic. We do not believe that we will continue to see such an extent of underperformance from the telecom space, and, most likely, we will increase our position in that sector over time.

Portfolio Manager: Ben Walker

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

1

Gartmore GVIT Global Utilities Fund

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Global Utilities Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class I3	6.39%	6.52%
Class II3	6.19%	6.31%
Class III[4]	6.48%	6.58%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 28, 2001.
3	These returns until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore GVIT Global Utilities Fund, Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM(MSCI World Telecommunication Services)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), the Gartmore GVIT Global Utilities Composite Index (Composite)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI World Telecommunication Services is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.
(b)	MSCI World Utilities is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.
(c)	The Composite is a combination of MSCI World Telecom (60%) and MSCI World Utilities (40%).
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Global Utilities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Utilities Fund
Class I	Actual	$1,000.00	$1,032.00	$5.89	1.15%
	Hypothetical[1]	$1,000.00	$1,019.20	$5.87	1.15%
Class II	Actual	$1,000.00	$1,030.50	$7.17	1.40%
	Hypothetical[1]	$1,000.00	$1,017.94	$7.15	1.40%
Class III	Actual	$1,000.00	$1,032.90	$5.84	1.14%
	Hypothetical[1]	$1,000.00	$1,019.25	$5.82	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Global Utilities Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.9%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings
Vodafone Group PLC	8.1%
AT&T Inc.	6.6%
Sprint Corp.	5.6%
E. ON AG	4.4%
BellSouth Corp.	3.5%
Rwe AG	3.4%
Nippon Telegraph & Telephone Corp.	3.3%
KDDI Corp.	3.2%
NTT DoCoMo, Inc.	3.1%
Suez SA	3.1%
Other Holdings	55.7%

100.0%

Top Industries
Telecommunications	44.7%
Gas & Electric Utility	21.1%
Electric Utility	14.0%
Water Utility	9.4%
Oil & Gas Utility	9.1%
Gas Utility	0.8%
Building & Construction	0.7%
Oil & Gas	0.1%
Other	0.1%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL UTILITIES FUND

Statement of Investments — December 31, 2005

	Shares or Principal Amount	Value
COMMON STOCKS (99.9%)
AUSTRIA (0.8%)
Telecommunications (0.8%)
Telekom Austria AG (c)	13,610	$305,352

BELGIUM (0.4%)
Electric Utility (0.2%)
Elia System Operator SA (b) (c)	2,540	94,732

Telecommunications (0.2%)
Mobistar SA (c)	750	59,432

		154,164

CANADA (1.0%)
Oil & Gas Utility (1.0%)
Suncor Energy, Inc.	6,290	396,819

DENMARK (0.8%)
Telecommunications (0.8%)
TDC (c)	5,120	306,700

FINLAND (1.9%)
Oil & Gas Utility (1.9%)
Fortum Oyj (c)	40,485	758,989

FRANCE (4.5%)
Building & Construction (0.7%)
Bouygues SA (c)	6,020	294,159

Gas Utility (0.2%)
Gaz de France (c)	2,937	85,826

Telecommunications (0.5%)
France Telecom SA (c)	7,522	186,855

Water Utility (3.1%)
Suez SA (c)	39,350	1,224,454

		1,791,294

GERMANY (8.3%)
Gas & Electric Utility (7.8%)
E. ON AG (c)	16,780	1,734,922
Rwe AG (c)	18,202	1,339,165

		3,074,087

Telecommunications (0.5%)
Deutsche Telekom AG (c)	11,877	197,422

		3,271,509

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
GREECE (1.4%)
Telecommunications (1.4%)
Hellenic Telecommunications Organization SA (b) (c)	26,281	$558,188

HONG KONG (0.2%)
Electric Utility (0.2%)
CLP Holdings Ltd. (c)	12,000	69,607

ITALY (1.5%)
Electric Utility (1.3%)
Enel SPA (c)	63,460	498,815

Oil & Gas (0.1%)
Snam Rete Gas SPA (c)	13,825	56,889

Telecommunications (0.1%)
Telecom Italia SPA (c)	6,978	20,342

		576,046

JAPAN (12.4%)
Electric Utility (2.2%)
Chubu Electric Power Co., Inc. (c)	8,000	190,530
Kansai Electric Power Co., Inc. (c)	6,900	148,048
Kyushu Electric Power Co., Inc. (c)	5,600	121,524
Tohoku Electric Power Co., Inc. (c)	5,200	105,649
Tokyo Electric Power Co., Inc. (c)	13,100	318,557

		884,308

Gas Utility (0.6%)
Osaka Gas Co., Ltd. (c)	32,000	110,354
Tokyo Gas Co., Ltd. (c)	24,000	106,841

		217,195

Telecommunications (9.6%)
KDDI Corp. (c)	219	1,267,987
Nippon Telegraph & Telephone Corp. (c)	284	1,289,045
NTT DoCoMo, Inc. (c)	812	1,236,759

		3,793,791

		4,895,294

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL UTILITIES FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
MEXICO (1.2%)
Telecommunications (1.2%)
America Movil S.A. de C.V.	16,310	$477,231

NORWAY (0.5%)
Telecommunications (0.5%)
Telenor ASA (c)	20,600	202,244

SPAIN (5.4%)
Electric Utility (1.9%)
Iberdrola SA (c)	26,620	727,662

Gas & Electric Utility (2.5%)
Endesa SA (c)	29,930	784,240
Union Fenosa SA (c)	5,274	196,399

		980,639

Telecommunications (1.0%)
Telefonica SA (c)	27,370	411,342

		2,119,643

UNITED KINGDOM (22.0%)
Electric Utility (4.2%)
International Power PLC (c)	151,620	624,893
Scottish & Southern Energy PLC (c)	24,852	433,248
Scottish Power PLC (c)	66,152	618,097

		1,676,238

Gas & Electric Utility (3.4%)
Centrica PLC (c)	100,630	440,796
National Grid PLC (c)	91,915	898,439

		1,339,235

Telecommunications (8.1%)
Vodafone Group PLC (c)	1,481,350	3,187,055

Water Utility (6.3%)
AWG PLC (c)	48,631	915,576
Northumbrian Water Group PLC (c)	138,898	581,201
Pennon Group PLC (c)	48,346	986,036

		2,482,813

		8,685,341

UNITED STATES (37.6%)
Electric Utility (4.0%)
Dominion Resources, Inc.	2,813	217,164

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Electric Utility (continued)
DPL, Inc.	15,920	$414,079
Edison International	5,986	261,049
PPL Corp.	23,054	677,788

		1,570,080

Gas & Electric Utility (7.4%)
Exelon Corp.	12,485	663,453
FirstEnergy Corp.	6,340	310,597
PG&E Corp.	17,970	667,046
TXU Corp.	23,300	1,169,427
Wisconsin Energy Corp.	2,270	88,666

		2,899,189

Oil & Gas Utility (6.2%)
ConocoPhillips	14,926	868,395
EOG Resources, Inc.	10,109	741,697
The Williams Cos., Inc.	36,660	849,412

		2,459,504

Telecommunications (20.0%)
American Tower Corp. (b)	20,380	552,298
AT&T Inc.	105,503	2,583,768
BellSouth Corp.	50,924	1,380,040
Sprint Corp.	94,371	2,204,507
Verizon Communications, Inc.	38,950	1,173,174

		7,893,787

		14,822,560

Total Common Stocks		39,390,981

Total Investments (Cost $38,289,885) (a) — 99.9%		39,390,981
Other assets in excess of liabilities — 0.1%		24,130

NET ASSETS — 100.0%		$39,415,111

(a)	See notes to financial statements for tax unrealized (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Value Security

See notes to financial statements.

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL UTILITIES FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $38,289,885)	$39,390,981

Foreign currency, at value (cost $112)	112
Interest and dividends receivable	136,630
Receivable for capital shares issued	5,972
Reclaims receivable	10,058
Prepaid expenses and other assets	154

Total Assets	39,543,907

Liabilities:
Payable to custodian	28,187
Payable for capital shares redeemed	65,548
Accrued expenses and other payables:
Investment advisory fees	27,793
Fund administration and transfer agent fees	2,826
Distribution fees	194
Administrative servicing fees	819
Other	3,429

Total Liabilities	128,796

Net Assets	$39,415,111

Represented by:
Capital	$38,304,191
Accumulated net investment income (loss)	(742)
Accumulated net realized gains (losses) from investment and foreign currency transactions	13,917
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,097,745

Net Assets	$39,415,111

Net Assets:
Class I Shares	$4,602,293
Class II Shares	901,990
Class III Shares	33,910,828

Total	$39,415,111

Shares outstanding (unlimited number of shares authorized):
Class I Shares	454,216
Class II Shares	88,759
Class III Shares	3,337,854

Total	3,880,829

Net asset value and offering price per share:*
Class I Shares	$10.13
Class II Shares	$10.16
Class III Shares	$10.16

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$16,458
Dividend income (net of foreign withholding tax of $128,674)	1,285,837

Total Income	1,302,295

Expenses:
Investment advisory fees	340,445
Fund administration and transfer agent fees	47,994
Distribution fees Class II Shares	2,444
Administrative servicing fees Class I Shares	6,910
Administrative servicing fees Class II Shares	1,377
Administrative servicing fees Class III Shares	45,063
Other	28,724

Total expenses before earnings credit	472,957
Earnings credit (Note 6)	(1)

Total Expenses	472,956

Net Investment Income (Loss)	829,339

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	4,477,161
Net realized gains (losses) on foreign currency transactions	(11,915)

Net realized gains (losses) on investment and foreign currency transactions	4,465,246
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,671,779)

Net realized/unrealized gains (losses) on investments and foreign currencies	1,793,467

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,622,806

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL UTILITIES FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$829,339	$311,174
Net realized gains (losses) on investment and foreign currency transactions	4,465,246	3,623,572
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,671,779)	2,431,310

Change in net assets resulting from operations	2,622,806	6,366,056

Distributions to Class I shareholders from:
Net investment income	(107,515)	(35,204)
Net realized gains on investments	(666,112)	(195,255)
Distributions to Class II shareholders from:
Net investment income	(16,842)	(10,770)
Net realized gains on investments	(127,171)	(44,745)
Distributions to Class III shareholders from:
Net investment income	(767,979)	(249,205)
Net realized gains on investments	(4,867,573)	(1,318,457)

Change in net assets from shareholder distributions	(6,553,192)	(1,853,636)

Change in net assets from capital transactions	6,120,037	23,464,032

Change in net assets	2,189,651	27,976,452
Net Assets:
Beginning of period	37,225,460	9,249,008

End of period	$39,415,111	$37,225,460

Accumulated net investment income (loss)	$(742)	$8,591

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,005,419	$4,019,864
Dividends reinvested	773,626	230,459
Cost of shares redeemed	(4,396,497)	(1,096,781)

	382,548	3,153,542

Class II Shares
Proceeds from shares issued	181	387,374
Dividends reinvested	144,013	55,513
Cost of shares redeemed	(225,117)	(680,957)

	(80,923)	(238,070)

Class III Shares
Proceeds from shares issued	14,946,239	22,718,673
Dividends reinvested	5,635,550	1,567,660
Cost of shares redeemed	(14,763,377)	(3,737,773)

	5,818,412	20,548,560

Change in net assets from capital transactions	$6,120,037	$23,464,032

SHARE TRANSACTIONS:
Class I Shares
Issued	350,987	384,984
Reinvested	73,715	20,666
Redeemed	(386,185)	(110,400)

	38,517	295,250

Class II Shares
Issued	— (a)	41,123
Reinvested	13,719	5,018
Redeemed	(19,667)	(70,325)

	(5,948)	(24,184)

Class III Shares
Issued	1,305,948	2,253,756
Reinvested	535,608	140,330
Redeemed	(1,294,226)	(371,975)

	547,330	2,022,111

(a)	Amount is less than 1 share.

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Utilities Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2002(c)	$8.38	0.08	0.01	(0.96)	(0.87)	(0.09)	—	(0.09)	$7.42	(10.36%	)(f)	$169	1.20%	(g)	1.83%	(g)	(h	)		(h)	153.83%
Year Ended December 31, 2003	$7.42	0.06	0.01	1.71	1.78	(0.04)	—	(0.04)	$9.16	24.05%		$1,104	1.11%		1.28%		(h	)		(h)	116.62%
Year Ended December 31, 2004	$9.16	0.13	—	2.60	2.73	(0.13)	(0.50)	(0.63)	$11.26	29.97%		$4,679	1.08%		1.78%		(h	)		(h)	358.63%
Year Ended December 31, 2005	$11.26	0.22	—	0.48	0.70	(0.24)	(1.59)	(1.83)	$10.13	6.39%		$4,602	1.12%		1.92%		(h	)		(h)	234.81%

Class II Shares
Period Ended December 31, 2003(d)	$7.08	0.03	0.01	2.09	2.13	(0.03)	—	(0.03)	$9.18	30.16%	(f)	$1,092	1.36%	(g)	0.76%	(g)	(h	)		(h)	116.62%
Year Ended December 31, 2004	$9.18	0.18	—	2.53	2.71	(0.11)	(0.50)	(0.61)	$11.28	29.56%		$1,069	1.33%		1.58%		(h	)		(h)	358.63%
Year Ended December 31, 2005	$11.28	0.20	—	0.48	0.68	(0.21)	(1.59)	(1.80)	$10.16	6.19%		$902	1.37%		1.68%		(h	)		(h)	234.81%

Class III Shares
Period Ended December 31, 2001(e)	$10.00	—	—	0.01	0.01	—	—	—	$10.01	0.10%	(f)	$3,002	1.15%	(g)	(0.12%	)(g)	8.45%	(g)	(7.42%	)(g)	0.00%
Year Ended December 31, 2002	$10.01	0.12	0.01	(2.62)	(2.49)	(0.09)	—	(0.09)	$7.43	(24.85%	)	$3,571	1.10%		1.79%		1.11%		1.78%		153.83%
Year Ended December 31, 2003	$7.43	0.10	0.01	1.68	1.79	(0.04)	—	(0.04)	$9.18	24.17%		$7,054	1.04%		1.39%		(h	)		(h)	116.62%
Year Ended December 31, 2004	$9.18	0.14	—	2.60	2.74	(0.14)	(0.50)	(0.64)	$11.28	29.95%		$31,478	1.05%		1.73%		(h	)		(h)	358.63%
Year Ended December 31, 2005	$11.28	0.22	—	0.49	0.71	(0.24)	(1.59)	(1.83)	$10.16	6.48%		$33,911	1.10%		1.96%		(h	)		(h)	234.81%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 10, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.01 per share.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Global Utilities Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by

11

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2005.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Global Asset Management Trust (“GGAMT”) manages the investment of the assets and supervises the daily business affairs of the Fund. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GGAMT provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GGAMT advises. Gartmore Global Partners (the “subadviser”), an affiliate of GGAMT, manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GGAMT an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GGAMT pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GGAMT and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $500 million	0.80%	0.40%	0.40%
$500 million up to $2 billion	0.75%	0.35%	0.40%
Over $2 billion	0.70%	0.30%	0.40%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $58,183 in Administrative Services Fees from the Fund.

As of December 31, 2005, the adviser or affiliates of the adviser directly held 9% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $7,602.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $99,186,921 and sales of $100,282,511.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions paid from
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$6,518,033	$35,159	$6,553,192	$—	$6,553,192
2004	1,283,909	569,727	1,853,636	—	1,853,636

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$246,164	$98,460	$344,624	$—	$(742)	$767,038	$1,110,920

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$38,620,592	$2,083,248	$(1,312,859)	$770,389

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $742.

17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Global Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Utilities Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

18

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Other Federal Tax Information

For the taxable year ended December 31, 2005, the Fund paid 7% of income dividends that qualify for the dividends received deduction available to corporations.

The fund designates $35,159 as long term capital gain distributions qualifying for the maximum 15% income tax rate.

2. Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

19

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

20

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

21

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

22

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

23

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24

Gartmore GVIT Global Financial Services Fund

AnnualReport

| December 31, 2005

Contents

6	Statement of Investments

9	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Global Financial Services Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Global Financial Services Fund (Class III at NAV) returned 11.17% versus 12.11% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM.

Global economies remained strong during the past year. Even Japan rebounded from its lengthy period of sluggishness. Central banks in the United States, Australia, Canada and Europe raised interest rates throughout the year to reduce inflation risks caused by increases in the prices of commodities and real estate. Rate increases and persistently flat yield curves—a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually Treasury securities—globally put downward pressure on margins and earnings for banks in the United States and Europe. The devastation caused by Hurricanes Katrina and Rita in the late summer altered trends in the insurance industry. Prior to the storms, growth in the insurance industry had slowed and stock prices were falling. After the hurricanes, insurance activity quickly increased, raising expectations for the industry’s pricing cycles and stock prices.

Fund performance was hindered versus the benchmark by negative contributions from industry allocations, including the Fund’s underweight position in real estate stocks. Strong stock selection, however, added value to the Fund during the period.

The Fund’s underperformance relative to the benchmark came from various sources. The Canadian and Australian markets behaved very well during the period, and the Fund’s underexposure to these countries versus the benchmark negatively affected the Fund. In addition, the Fund was underexposed to the fast-growing real estate market during the period. On a stock-specific level, futures brokerage firms Refco Inc. and Investors Financial Services Corp. detracted from Fund performance. Refco’s stock price plummeted after revelations of accounting fraud and the CEO’s resignation. The flattening of the yield curve throughout 2005 damaged earnings multiples for financial services firms, including Investors Financial Services which is held in the Fund.

The Fund benefited from strong performance in U.S. and Japanese stocks. Japanese firms Orix Corp. and Mitsubishi UFJ Financial Group, Inc. were important holdings for the Fund and surged more than 50% during the period. Orix, a diversified lender and real estate player, benefited from improving property values and credit quality. During the reporting period, Mitsubishi and UFJ completed their merger to form the world’s largest bank. Adding to the Fund’s return was Franklin Resources, Inc., a U.S.–based global asset manager, whose performance rose on the back of its successful investment management organization Franklin Templeton Investments and its success in the international investing space.

While positive on the prospects for global economic growth, we are cautious about several factors for 2006, including credit quality and margin compression in the banking arena. The Fund is positioned to benefit from strong capital markets activity and continued economic growth around the globe. The Fund does not rely on predicting the shape of the yield curve. We do believe that many attractive investment options lie outside the United States, and we have increased our non-U.S. holdings. Opportunities have presented themselves in Europe, the United Kingdom and in areas scattered throughout Asia. We believe that our exposure to capital markets—particularly in the smaller-capitalization space, where significant potential exists for earnings growth—will serve the Fund well early in 2006, and we feel that the global financial services industry still has room for consolidation. We anticipate selectively reducing our exposure to positions with stretched valuations and deteriorating fundamentals, and we anticipate making a move toward insurance companies and selective banks with earnings that are resilient amid shifting-interest-rate environments.

Portfolio Managers: Douglas Burtnick, CFA and Stuart Quint, CFA, equity research analyst

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may experience under your variable insurance contract. Performance

1

Gartmore GVIT Global Financial Services Fund

returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Global Financial Services Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Inception[2]
Class I3	11.15%	13.92%
Class II3	10.79%	13.62%
Class III[4]	11.17%	13.95%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	Fund commenced operations on December 28, 2001.
3	These returns, until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003), are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.
4	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore GVIT Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Global Financial Services Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Global Financial Services Fund
Class I	Actual	$1,000.00	$1,144.40	$7.30	1.35%
	Hypothetical[1]	$1,000.00	$1,018.19	$6.89	1.35%
Class II	Actual	$1,000.00	$1,142.00	$8.75	1.62%
	Hypothetical[1]	$1,000.00	$1,016.83	$8.27	1.62%
Class III	Actual	$1,000.00	$1,145.30	$7.08	1.31%
	Hypothetical[1]	$1,000.00	$1,018.40	$6.69	1.31%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Global Financial Services Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.9%
Other assets in excess of liabilities	1.1%

100.0%

Top Holdings
American International Group, Inc.	4.1%
Bank of America Corp.	3.9%
UBS AG	3.0%
Wachovia Corp.	2.9%
J.P. Morgan Chase & Co.	2.9%
Mitsubishi UFJ Financial Group, Inc.	2.7%
ING Groep NV	2.5%
Citigroup, Inc.	2.5%
HSBC Holdings PLC	2.3%
Deutsche Bank AG	2.3%
Other Holdings	70.9%

100.0%

Top Industries
Financial Services	39.6%
Banking	36.5%
Insurance	21.1%
Real Estate Investment Trusts	1.7%
Other Industries	1.1%

100.0%

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Investments — December 31, 2005

Shares or Principal Amount		Value

COMMON STOCKS (98.9%)
AUSTRALIA (2.3%)
Banking (2.3%)
Australia & New Zealand Banking Group Ltd. (c)	6,800	$118,971
Macquarie Bank Ltd. (c)	2,350	116,742
National Australia Bank Ltd. (c)	17,810	421,316

		657,029

CANADA (1.9%)
Financial Services (1.9%)
Manulife Financial Corp.	9,340	548,651

FRANCE (3.7%)
Banking (2.0%)
BNP Paribas SA (c)	7,170	579,113

Financial Services (1.0%)
Credit Agricole SA (c)	8,940	281,021

Insurance (0.7%)
Axa (c)	5,870	189,538

		1,049,672

GERMANY (3.2%)
Financial Services (2.3%)
Deutsche Bank AG (c)	6,820	659,884

Insurance (0.9%)
Allianz AG (c)	1,690	255,612

		915,496

HONG KONG (0.5%)
Financial Services (0.5%)
Hang Lung Group Ltd. (c)	68,500	145,372

IRELAND (0.7%)
Banking (0.7%)
Bank of Ireland (c)	13,000	204,322

ITALY (1.5%)
Banking (1.5%)
UniCredito Italiano SpA (c)	61,080	421,006

JAPAN (10.4%)
Banking (4.4%)
Mitsubishi UFJ Financial Group, Inc. (c)	57	776,309
Mitsubishi UFJ Financial Group, Inc. ADR	9,370	128,275

Shares or Principal Amount		Value

COMMON STOCKS (continued)
JAPAN (continued)
Banking (continued)
Sumitomo Mitsui Financial Group, Inc. (c)	21	$221,880
Sumitomo Trust & Banking Co. Ltd. (c)	14,000	142,768

		1,269,232

Financial Services (6.0%)
Daiwa Securities Group, Inc. (c)	13,000	147,338
Mizuho Financial Group, Inc. (c)	83	658,868
Nomura Holdings, Inc. (c)	18,200	350,390
Orix Corp. (c)	2,300	585,493

		1,742,089

		3,011,321

NETHERLANDS (3.7%)
Financial Services (1.2%)
ABN Amro Holding NV (c)	8,240	215,086
Fortis NV (c)	3,780	120,268

		335,354

Insurance (2.5%)
ING Groep NV (c)	21,320	739,468

		1,074,822

SPAIN (1.9%)
Banking (1.9%)
Banco Bilbao Vizcaya Argentaria SA (c)	30,900	551,590

SWEDEN (1.0%)
Banking (1.0%)
Skandinaviska Enskilda Banken AB (c)	14,130	291,070

SWITZERLAND (4.9%)
Financial Services (3.0%)
UBS AG (c)	9,220	876,669

Insurance (1.9%)
Zurich Financial Services AG (c)	2,630	559,892

		1,436,561

UNITED KINGDOM (8.8%)
Banking (7.0%)
HBOS PLC (c)	30,820	525,705

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Investments — December 31, 2005 (continued)

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Banking (continued)
HSBC Holdings PLC (c)	42,120	$675,167
Lloyds TSB Group PLC (c)	55,110	461,345
Royal Bank of Scotland Group PLC (c)	11,950	360,537

		2,022,754

Financial Services (0.8%)
Amvescap PLC (c)	30,700	233,451

Insurance (1.0%)
Royal & Sun Alliance Insurance Group PLC	132,388	286,360

		2,542,565

UNITED STATES (54.3%)
Banking (15.7%)
Bank of America Corp.	24,230	1,118,214
Centerstate Banks of Florida, Inc.	2,660	91,770
Colonial BancGroup, Inc.	17,800	423,996
Hudson City Bancorp, Inc.	33,170	402,020
Northern Trust Corp.	3,070	159,087
Silicon Valley Bancshares (b)	5,210	244,036
SunTrust Banks, Inc.	5,650	411,094
U.S. Bancorp	8,220	245,696
UnionBanCal Corp.	4,150	285,188
Wachovia Corp.	16,040	847,873
Zions Bancorp	4,170	315,085

		4,544,059

Financial Services (22.9%)
American Express Co.	5,630	289,720
AmeriCredit Corp. (b)	5,650	144,810
Charles Schwab Corp. (The)	15,150	222,251
Chicago Mercantile Exchange	730	268,268
Citigroup, Inc.	14,800	718,244
E*TRADE Financial Corp. (b)	17,550	366,093
Franklin Resources, Inc.	2,660	250,067
GFI Group, Inc. (b)	4,110	194,937
Goldman Sachs Group, Inc.	3,780	482,744
Host Marriott Corp.	6,830	129,429
Indymac Bancorp, Inc.	7,940	309,819
International Securities Exchange, Inc. (b)	3,050	83,936
Investors Financial Services Corp.	3,810	140,322
J.P. Morgan Chase & Co.	21,060	835,870
Jefferies Group, Inc.	4,950	222,651
Legg Mason, Inc.	3,620	433,278

Shares or Principal Amount		Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Financial Services (continued)
MBNA Corp.	7,610	$206,688
Merrill Lynch & Co., Inc.	5,530	374,547
OptionsXpress Holdings, Inc.	2,760	67,758
SLM Corp.	5,300	291,977
TAL International Group, Inc. (b)	3,910	80,742
United Panam Financial Corp. (b)	7,630	197,388
Washington Mutual, Inc.	6,620	287,970

		6,599,509

Insurance (14.0%)
ACE Ltd.	3,970	212,157
Allstate Corp.	4,760	257,373
American Equity Investment Life Holding Co.	14,700	191,835
American International Group, Inc.	17,360	1,184,472
Assurant, Inc.	2,340	101,767
Conseco, Inc. (b)	12,500	289,625
Endurance Specialty Holdings Ltd.	3,290	117,947
Genworth Financial, Inc., Class A	11,140	385,221
Marsh & McLennan Cos., Inc.	2,200	69,872
Metlife, Inc.	6,000	294,000
PartnerRe Ltd.	4,540	298,142
Safeco Corp.	1,940	109,610
St. Paul Travelers Cos.	11,930	532,913

		4,044,934

Real Estate Investment Trusts (1.7%)
Colonial Properties Trust	2,730	114,605
KKR Financial Corp.	7,750	185,923
ProLogis	3,880	181,274

		481,802

		15,670,304

Total Common Stocks		28,519,781

Total Investments (Cost $25,717,053) (a) — 98.9%		28,519,781
Other assets in excess of liabilities — 1.1%		322,819

NET ASSETS — 100.0%		$28,842,600

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security

ADR	American Depositary Receipt

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Investments — December 31, 2005 (continued)

At December 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro	01/03/06	$179,802	$179,862	$(60)
Total Short Contracts		$179,802	$179,862	$(60)

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia Dollar	01/05/06	$237,213	$236,888	$(325)
Total Long Contracts		$237,213	$236,888	$(325)

See notes to financial statements.

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $25,717,053)	$28,519,781

Foreign currencies, at value (cost $9)	9
Interest and dividends receivable	21,041
Receivable for capital shares issued	137,916
Receivable for investments sold	846,242
Reclaims receivable	12,351
Prepaid expenses and other assets	76

Total Assets	29,537,416

Liabilities:
Payable to custodian	71,115
Payable for investments purchased	584,435
Payable for capital shares redeemed	9,138
Unrealized depreciation on forward foreign currency contracts	385
Accrued expenses and other payables:
Investment advisory fees	24,164
Fund administration and transfer agent fees	1,634
Distribution fees	364
Administrative servicing fees	1,652
Other	1,929

Total Liabilities	694,816

Net Assets	$28,842,600

Represented by:
Capital	$25,987,563
Accumulated net investment income (loss)	(95,276)
Accumulated net realized gains (losses) from investment and foreign currency transactions	148,414
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,801,899

Net Assets	$28,842,600

Net Assets:
Class I Shares	$5,798,876
Class II Shares	1,684,515
Class III Shares	21,359,209

Total	$28,842,600

Shares outstanding (unlimited number of shares authorized):
Class I Shares	458,027
Class II Shares	133,428
Class III Shares	1,686,300

Total	2,277,755

Net asset value and offering price per share:*
Class I Shares	$12.66
Class II Shares	$12.62
Class III Shares	$12.67

* Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$15,044
Dividend income (net of foreign withholding tax of $27,912)	554,888

Total Income	569,932

Expenses:
Investment advisory fees	216,177
Fund administration and transfer agent fees	29,214
Distribution fees Class II Shares	4,279
Administrative servicing fees Class I Shares	5,063
Administrative servicing fees Class II Shares	2,511
Administrative servicing fees Class III Shares	16,266
Other	12,335

Total expenses before earnings credit	285,845
Earnings credit (Note 6)	(70)

Total Expenses	285,775

Net Investment Income (Loss)	284,157

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	2,400,567
Net realized gains (losses) on foreign currency transactions	10,370

Net realized gains (losses) on investment and foreign currency transactions	2,410,937
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(500,989)

Net realized/unrealized gains (losses) on investments and foreign currencies	1,909,948

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,194,105

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$284,157	$298,833
Net realized gains (losses) on investment and foreign currency transactions	2,410,937	1,691,506
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(500,989)	1,816,307

Change in net assets resulting from operations	2,194,105	3,806,646

Distributions to Class I shareholders from:
Net investment income	(74,845)	(52,216)
Net realized gains on investments	(493,113)	(231,224)
Distributions to Class II shareholders from:
Net investment income	(29,857)	(23,093)
Net realized gains on investments	(161,050)	(113,086)
Distributions to Class III shareholders from:
Net investment income	(323,915)	(273,711)
Net realized gains on investments	(1,878,073)	(1,153,388)

Change in net assets from shareholder distributions	(2,960,853)	(1,846,718)

Change in net assets from capital transactions	4,086,038	7,894,969

Change in net assets	3,319,290	9,854,897
Net Assets:
Beginning of period	25,523,310	15,668,413

End of period	$28,842,600	$25,523,310

Accumulated net investment income (loss)	$(95,276)	$(50,158)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,305,266	$2,552,458
Dividends reinvested	567,957	283,440
Cost of shares redeemed	(1,906,576)	(2,337,109)

	1,966,647	498,789

Class II Shares
Proceeds from shares issued	196	2,035,636
Dividends reinvested	190,907	136,178
Cost of shares redeemed	(361,011)	(1,333,003)

	(169,908)	838,811

Class III Shares
Proceeds from shares issued	8,227,215	15,215,307
Dividends reinvested	2,201,984	1,427,097
Cost of shares redeemed	(8,139,900)	(10,085,035)

	2,289,299	6,557,369

Change in net assets from capital transactions	$4,086,038	$7,894,969

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2005	Year Ended December 31, 2004
SHARE TRANSACTIONS:
Class I Shares
Issued	252,815	211,272
Reinvested	45,191	22,515
Redeemed	(152,719)	(195,070)

	145,287	38,717

Class II Shares
Issued	— (a)	169,047
Reinvested	15,326	10,850
Redeemed	(28,739)	(113,378)

	(13,413)	66,519

Class III Shares
Issued	635,243	1,253,232
Reinvested	175,497	113,503
Redeemed	(655,199)	(857,323)

	155,541	509,412

(a)	Amount is less than 1 share.

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Global Financial Services Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover(b)
Class I Shares
Period Ended December 31, 2002(c)	$10.23	—	0.01	(1.27)	(1.26)	(0.01)	—	(0.01)	$8.96	(12.26%	)(f)	$218	1.37%	(g)	0.30%	(g)	(h	)	(h	)	211.21%
Year Ended December 31, 2003	$8.96	0.10	0.01	3.58	3.69	(0.05)	(1.21)	(1.26)	$11.39	41.45%		$3,121	1.27%		1.47%		(h	)	(h	)	261.68%
Year Ended December 31, 2004	$11.39	0.17	0.01	2.19	2.37	(0.17)	(0.77)	(0.94)	$12.82	20.99%		$4,011	1.27%		1.19%		(h	)	(h	)	127.69%
Year Ended December 31, 2005	$12.82	0.19	—	1.18	1.37	(0.25)	(1.28)	(1.53)	$12.66	11.15%		$5,799	1.34%		1.24%		(h	)	(h	)	217.57%

Class II Shares
Period Ended December 31, 2003(d)	$8.46	0.04	0.01	4.11	4.16	(0.04)	(1.21)	(1.25)	$11.37	49.51%	(f)	$913	1.51%	(g)	1.20%	(g)	(h	)	(h	)	261.68%
Year Ended December 31, 2004	$11.37	0.11	0.01	2.22	2.34	(0.14)	(0.77)	(0.91)	$12.80	20.76%		$1,879	1.52%		1.00%		(h	)	(h	)	127.69%
Year Ended December 31, 2005	$12.80	0.14	—	1.18	1.32	(0.22)	(1.28)	(1.50)	$12.62	10.79%		$1,685	1.59%		1.08%		(h	)	(h	)	217.57%

Class III Shares
Period Ended December 31, 2001(e)	$10.00	—	—	0.13	0.13	—	—	—	$10.13	1.32%	(f)	$3,041	1.35%	(g)	0.33%	(g)	8.56%	(g)	(6.88%	)(g)	0.00%
Year Ended December 31, 2002	$10.13	0.04	0.01	(1.21)	(1.16)	(0.01)	—	(0.01)	$8.96	(11.41%	)	$6,009	1.31%		0.66%		(h	)	(h	)	211.21%
Year Ended December 31, 2003	$8.96	0.13	0.01	3.55	3.69	(0.05)	(1.21)	(1.26)	$11.39	41.46%		$11,634	1.22%		1.57%		(h	)	(h	)	261.68%
Year Ended December 31, 2004	$11.39	0.14	0.01	2.23	2.38	(0.17)	(0.77)	(0.94)	$12.83	21.13%		$19,634	1.24%		1.28%		(h	)	(h	)	127.69%
Year Ended December 31, 2005	$12.83	0.20	—	1.17	1.37	(0.25)	(1.28)	(1.53)	$12.67	11.17%		$21,359	1.29%		1.36%		(h	)	(h	)	217.57%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)	For the period from May 10, 2002 (commencement of operations) through December 31, 2002.

(d)	For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)	For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.13 per share.

(f)	Not annualized.

(g)	Annualized.

(h)	There were no fee reductions during the period.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) have purchased shares of the Trust’s series. The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore GVIT Global Financial Services Fund (the “Fund”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h)	Short Sales

The Fund is authorized to engage in short-selling of portfolio securities which obligates the Fund to replace and security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund had no securities on loan as of December 31, 2005.

(k)	Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Global Asset Management Trust (“GGAMT”) manages the investment of the assets and supervises the daily business affairs of the Fund. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GGAMT provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GGAMT advises. Gartmore Global Partners (the “subadviser”), an affiliate of GGAMT, manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays GGAMT an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GGAMT pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GGAMT and the subadviser is as follows for the year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $500 million	1.00%	0.50%	0.50%
$500 million up to $2 billion	0.95%	0.45%	0.50%
Over $2 billion	0.90%	0.40%	0.50%

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

As of December 31, 2005, Nationwide Financial Services received $25,525 in Administrative Services Fees from the Fund.

As of December 31, 2005, the advisers or affiliates of the advisers directly held 17% of the shares outstanding of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

For the year ended December 31, 2005, the Fund had contributions to capital due to collection of redemption fees in the amount of $510.

5. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $48,214,107 and sales of $46,747,824.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$1,814,444	$1,146,409	$2,960,853	$—	$2,960,853
2004	1,736,093	110,625	1,846,718	—	1,846,718

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$387,308	$104,214	$491,522	$—	$—	$2,363,515	$2,855,037

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$26,155,822	$2,417,337	$(53,378)	$2,363,959

19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Global Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Global Financial Services Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

20

GARTMORE VARIABLE INSURANCE TRUST

Supplemental Information (Unaudited)

December 31, 2005

1. Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

21

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

22

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

23

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

24

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

25

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Gartmore GVIT Developing Markets Fund

AnnualReport

| December 31, 2005

Contents

6	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Variable Insurance Trust. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore GVIT Developing Markets Fund

For the annual period ended Dec. 31, 2005, the Gartmore GVIT Developing Markets Fund (Class II at NAV) returned 31.52% versus 34.54% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds was 32.53%.

Emerging markets outperformed their developed markets peers for a second year in succession. Egypt was the strongest performer of all countries within the Index. Of the larger nations, Russia and Turkey as well as Latin American countries such as Brazil performed well. Asia, however, disappointed on the whole, with only South Korea making notable gains. Thailand, Taiwan and Malaysia were among the worst-performing countries in the Index. Investors tended to reward strong earnings growth, although price/earnings levels did not change markedly. Declining interest rates and rising consumption were the key stories in countries such as Brazil, Korea, Russia and Turkey. Countries such as Taiwan, however, suffered from a lack of domestic investor interest in equity markets.

As for the Fund’s slight underperformance versus the performance of its benchmark, stock selection in consumer staples and energy firms was particularly disappointing. Our lack of exposure to Russian oil firm OAO LUKOIL earlier in the year detracted most from Fund performance. We did make significant gains in steel pipe fabricator Tenaris S.A. of Argentina, however, which benefited from higher levels of investment in the oil industry. Although the Fund was generally underweight in the materials sector, a strategy that worked in the Fund’s favor, certain stock selections disappointed. Our position in Aromatics Thailand Plc. detracted notably, because the company failed to open markets in China for its major products, such as benzenes. Brazilian paper producer Klabin S.A. also was weak due to fears about additional capacity, weakness in European prices, the strong U.S. dollar and rising domestic interest rates in the first half of the year.

The Fund’s most successful positions during the year were overweights in the consumer discretionary, financials and technology sectors. Stock selection in each case added notably to the Fund’s overall returns. In the financials sector, Fund holdings in DenizBank added the most value; this medium-sized Turkish bank has a high-quality management group focused on shareholder returns. Furthermore, DenizBank is a takeover candidate as Western European banks seek to expand into higher-growth markets. The Fund’s position in Korea Investment Holdings Co. also was positive for performance; domestic activity, particularly schemes for retail investors, led to higher levels of trading and hence earnings. Our most important technology holding during the year was in Hynix Semiconductor Inc., which made significant gains as the firm emerged from control by its creditors after near-bankruptcy in 2002. News that Hynix had signed a long-term deal with Apple Computer, Inc. to supply chips for Apple’s iPod product provided a further stimulus to the stock.

As we look ahead, we expect to remain overweight in countries that we believe are likely to benefit from rising domestic demand and falling interest rates. We believe that Brazil and Turkey offer the most attractive exposure to interest rates. The Fund also is overweight in Korea and Russia, due to our anticipation of rising private consumption. Meanwhile, we expect higher levels of infrastructure spending to boost the Thai market. Elsewhere, we are positive on Taiwanese technology names, but we are underweight in other sectors of Taiwan’s economy, particularly those with a domestic focus. More recently, we have been reducing our exposure to the expensive Indian market toward China. We believe that China’s markets can outperform during 2006 as authorities step up the pace of reform and deregulation in China. The Fund is notably underweight in Poland, where valuations appear expensive at a time when economic growth may well slow. The Fund’s other significant underweight, aside from Taiwan, is Chile, where a robust economy is not offsetting excessive valuations and high exposure to elevated copper prices.

Portfolio Managers: Philip Ehrmann and Peter Dalgliesh

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The Gartmore Variable Insurance Trust Funds are available only as sub-account investment options in certain variable insurance products. Accordingly, investors are unable to invest in shares of these funds outside of an insurance product. Performance information found herein reflects only the performance of these funds, and does not indicate the performance your sub-account may

1

Gartmore GVIT Developing Markets Fund

experience under your variable insurance contract. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Index performance is provided for comparison purposes only; the indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information about the sub-account option under your insurance contract that invests in one of these funds, please contact your variable insurance carrier. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Commentary provided by Gartmore Global Investments. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore Variable Insurance Trust, please contact your variable insurance contract provider or call 800-848-0920. Please read the Trust’s prospectus carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

2

Fund Performance	Gartmore GVIT Developing Markets Fund

Average Annual Total Return1

(For Periods Ended December 31, 2005)

	One year	Five years	Inception[2]
Class II2	31.52%	16.15%	5.19%
1	Not subject to any sales charges. The returns reported above do not include the effect of additional expenses imposed by variable annuity contracts.
2	The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the Gartmore GVIT Developing Markets Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the Gartmore GVIT Developing Markets Fund took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore GVIT Developing Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

3

Shareholder

Expense Example	Gartmore GVIT Developing Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule	of Shareholder Expenses
Expense	Analysis of a $1,000 Investment

(December 31, 2005)

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Gartmore GVIT Developing Markets Fund
Class II	Actual	$1,000.00	$1,237.30	$10.15	1.80%
	Hypothetical[1]	$1,000.00	$1,015.93	$9.19	1.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines. The expenses reported above do not include the effect of additional expenses imposed by variable annuity contracts.

1	Represents the hypothetical 5% return before expenses.

4

Portfolio Summary

(December 31, 2005)	Gartmore GVIT Developing Markets Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	87.1%
Participation Notes	4.1%
Cash Equivalents	2.4%
Warrants	0.7%
Foreign Bond	0.0%
Other assets in excess of liabilities	5.7%

100.0%

Top Holdings*
Samsung Electronics	4.4%
Absa Group Ltd.	2.6%
Hana Financial Group, Inc.	2.3%
MTN Group Ltd.	2.3%
Lukoil ADR	1.8%
Hyundai Department Store Co., Ltd.	1.8%
Petroleo Brasileiro SA	1.8%
Companhia Vale do Rio Doce, Class A	1.8%
SK Corp.	1.7%
Grupo Financiero Banorte SA de CV	1.6%
Other Holdings	77.9%

100.0%

Top Industries
Telecommunications	10.7%
Oil & Gas	10.9%
Banking	9.0%
Electronics	7.6%
Financial Services	6.8%
Retail	5.4%
Computers	3.1%
Automotive	2.7%
Steel	2.6%
Metals & Mining	2.6%
Other Industries	38.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of other holdings.

5

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2005

	Shares or Principal Amount	Value

COMMON STOCKS (87.1%)
ARGENTINA (0.7%)
Steel (0.7%)
Tenaris SA	18,025	$2,063,863

BERMUDA (1.1%)
Television (1.1%)
Central European Media Enterprises Ltd. (b)	58,800	3,404,520

BRAZIL (13.8%)
Banking (2.1%)
Banco Bradesco SA	79,600	2,306,111
Unibanco GDR	68,400	4,348,188

		6,654,299

Brewery (1.0%)
Ambev Cia Bebid	863,260	277,804
Ambev Cia Bebid (e)	7,650,500	2,939,981

		3,217,785

Electric Utility (1.1%)
Companhia Energetica de Minas Gerais	82,218,982	3,342,521

Insurance (0.7%)
Porto Seguro SA	201,900	2,160,005

Metals & Mining (1.8%)
Companhia Vale do Rio Doce, Class A	155,770	5,582,736

Oil & Gas (3.2%)
Petroleo Brasileiro SA	316,000	5,584,902
Petroleo Brasileiro SA ADR	62,734	4,471,052

		10,055,954

Retail (1.5%)
Lojas Renner SA	147,500	4,733,407

Steel (1.5%)
Usinas Siderurgicas de Minais Gerais SA	194,200	4,620,644

Telecommunications (0.9%)
Tele Norte Leste Participacoes SA ADR	165,400	2,963,968

		43,331,319

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
CHINA (5.3%)
Commercial Banks (0.9%)
China Construction Bank, Class H (b)	8,468,000	$2,948,848

Diversified Operations (0.7%)
China Resources Enterprise Ltd. (c)	1,274,000	2,272,248

Manufacturing (1.1%)
Shanghai Electric Group Co., Ltd. (b) (c)	9,696,000	3,312,537

Metals (0.9%)
Aluminum Corp. of China Ltd. (c)	3,702,000	2,816,123

Oil & Gas Exploration & Production (0.9%)
China Petroleum & Chemical Corp. (c)	5,526,000	2,753,755

Telecommunications (0.8%)
Foxconn International Holdings Ltd. (b) (c)	1,531,000	2,499,449

		16,602,960

EGYPT (0.0%)
Telecommunication Services (0.0%)
Telecom Egypt GDR (b)	8,559	138,741

HUNGARY (0.8%)
Oil & Gas (0.8%)
MOL Magyar Olaj-es Gazipari Rt. (c)	26,000	2,441,867

INDIA (1.7%)
Financial Services (0.8%)
ICICI Bank Ltd. ADR	92,463	2,662,934

Petrochemicals (0.9%)
Reliance Industries Ltd. (c)	142,900	2,823,704

		5,486,638

ISRAEL (1.9%)
Banking (1.2%)
Bank Leumi Le-Israel (c)	971,400	3,710,238

Software & Computer Services (0.7%)
Retalix Ltd. (b)	91,700	2,242,982

		5,953,220

6

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
KAZAKHSTAN (0.6%)
Mining (0.6%)
Kazakhgold Group Ltd. GDR (b)	80,500	$1,730,750

KOREA (21.1%)
Automotive (1.6%)
Hyundai Motor Co. (c)	31,900	3,037,269
Ssangyong Motor Co. (b) (c)	259,100	2,057,405

		5,094,674

Construction (1.3%)
Hyundai Development Co. (c)	93,700	4,215,513

Electronic Components (1.3%)
Hynix Semiconductor, Inc. (b) (c)	116,090	3,981,443

Electronics (5.1%)
KH Vatec Co., Ltd. (c)	67,200	2,164,501
Samsung Electronics (c)	21,395	13,776,247
Samsung Electronics GDR	2	482

		15,941,230

Financial Services (4.5%)
Daishin Securities Co., Ltd. (c)	144,200	3,167,203
Hana Financial Group, Inc.	156,691	7,167,467
LG Card Co., Ltd. (b) (c)	77,800	3,837,827

		14,172,497

Food Products (1.3%)
Hite Brewery Co., Ltd. (b) (c)	28,933	4,100,751

Lighting Products (1.4%)
Kumho Electric, Inc. (b) (c)	68,407	4,352,344

Manufacturing (1.1%)
LG Corp. (b) (c)	102,990	3,180,663

Oil & Gas (1.7%)
SK Corp. (b) (c)	104,440	5,370,134

Retail (1.8%)
Hyundai Department Store Co., Ltd. (b) (c)	67,500	5,658,482

		66,067,731

LEBANON (0.5%)
Telecommunications (0.5%)
Investcom LLC GDR (b)	120,000	1,689,600

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
MALAYSIA (0.8%)
Electric Utility (0.1%)
Tenega Nasional Berhad	53,100	$139,108

Foreign Banking (0.7%)
Commerce Asset Holdings Berhad	1,462,600	2,206,091

Real Estate (0.0%)
SP Setia Berhad	138,800	119,738

		2,464,937

MEXICO (6.7%)
Building Materials (1.5%)
Cemex SA ADR	80,800	4,793,864

Diversified Operations (0.7%)
Grupo Carso SA de CV	846,042	2,061,071

Financial Services (1.5%)
Grupo Financiero Banorte SA de CV	2,347,300	4,863,566

Retail (0.9%)
Wal-Mart de Mexico SA de CV	492,900	2,736,401

Steel (0.5%)
Industrias CH SA (b)	678,200	1,441,594

Telecommunications (1.6%)
America Movil SA de CV ADR	176,200	5,155,611

		21,052,107

NETHERLANDS (1.2%)
Retail (1.2%)
Pyaterochka Holding NV GDR (b)	252,586	3,662,497

RUSSIA (6.1%)
Automobile Manufacturers (0.7%)
JSC Severstal-Avto	117,900	2,045,565

Brewery (0.4%)
Efes Breweries International GDR (b)	39,651	1,128,071

Oil & Gas (2.9%)
Gazprom ADR	41,400	2,976,660
Lukoil ADR (c)	100,600	5,970,312

		8,946,972

7

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
RUSSIA (continued)
Telecommunications (1.3%)
AO VimpelCom ADR (b)	95,100	$4,206,273

Utilities (0.8%)
RAO Unified Energy System GDR	63,700	2,707,250

		19,034,131

SOUTH AFRICA (8.5%)
Banking (2.6%)
Absa Group Ltd. (c)	510,398	8,154,526

Diversified Operations (1.2%)
Barloworld Ltd. (c)	220,500	3,865,071

Mining (0.8%)
Harmony Gold Mining Co., Ltd. (b) (c)	193,400	2,580,963

Oil & Gas (1.6%)
Sasol Ltd. (c)	134,600	4,857,188

Telecommunications (2.3%)
MTN Group Ltd. (c)	721,163	7,096,196

		26,553,944

TAIWAN (9.3%)
Banking (0.5%)
TA Chong Bank Ltd. (b) (c)	5,244,972	1,505,891

Building Products (1.0%)
Taiwan Cement Corp. (c)	4,378,950	3,132,856

Chemicals (1.1%)
Taiwan Fertilizer Co., Ltd. (c)	2,874,000	3,347,936

Computers (3.1%)
Asustek Computer, Inc. (c)	1,227,000	3,772,674
Compal Electronics, Inc. (c)	3,723,752	3,360,397
Foxconn Technology Co., Ltd. (c)	534,800	2,658,390

		9,791,461

Electronics (2.5%)
Au Optronics Corp. (c)	2,566,830	3,836,363
Delta Electronics, Inc. (c)	1,999,000	4,104,536

		7,940,899

Telecommunications (1.1%)
Inventec Appliance Corp.	605,000	3,370,345

		29,089,388

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
THAILAND (2.5%)
Banking (0.7%)
Kasikornbank Public Co., Ltd. (c)	1,264,300	$2,317,457

Oil & Gas (0.8%)
Thai Oil Public Co., Ltd. (b)	1,587,500	2,462,917

Telecommunications (1.0%)
Shin Corporation Public Co., Ltd. (c)	2,829,700	2,920,448

		7,700,822

TURKEY (3.0%)
Automobile (0.6%)
Ford Otomotiv Sanayi (c)	223,129	1,950,844

Banking (1.8%)
Denizbank AS (b) (c)	481,739	3,101,097
Turkiye Vakiflar Bankasi (b)	477,600	2,529,511

		5,630,608

Telecommunications (0.6%)
Turkcell Iletisim Hizmetleri AS (c)	323,800	1,954,145

		9,535,597

UNITED KINGDOM (1.5%)
Brewery (0.7%)
SABMiller PLC (c)	115,400	2,102,317

Metals & Mining (0.8%)
Anglo American PLC (c)	73,108	2,490,089

		4,592,406

Total Common Stocks		272,597,038

FOREIGN BOND (0.0%)
BRAZIL (0.0%)
Metals & Mining (0.0%)
Comp Vale DO Rio Doce, 0.00%, 09/29/49 (d)	$20,000	0

Total Foreign Bond		0

PARTICIPATION NOTES (4.1%)
INDIA (3.5%)
Automotive (1.0%)
Tata Motors Ltd. 0.00% (c)	210,200	3,052,104

8

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Investments — December 31, 2005 (continued)

	Shares or Principal Amount	Value

PARTICIPATION NOTES (continued)
INDIA (continued)
Banking (0.1%)
ICICI Bank Ltd., 0.00%, 03/30/04 (c)	16,777	$218,101

Computer Service (0.7%)
Tata Consultancy Services Ltd. 0.00% (c)	59,100	2,236,344

Telecommunication Services (0.8%)
Bharti Televentures Ltd. 0.00% (b) (c)	320,500	2,461,440

Tobacco (0.9%)
ITC Ltd. 0.00% (c)	943,500	2,981,460

		10,949,449

MALAYSIA (0.6%)
Tenega National Berhad (c)	711,400	1,863,868

Total Participation Notes		12,813,317

WARRANTS (0.7%)
INDIA (0.7%)
Automotive (0.1%)
Deutsche Tata Warrants, 08/20/07 (b)	9,100	343,898

Telecommunications (0.6%)
Deutsche Bharti Warrants, 04/27/07 (b)	255,800	1,962,498

Total Warrants		2,306,396

	Shares or Principal Amount	Value
Cash Equivalents (2.4%)
Investments in repurchase agreements (collateralized by U.S. Government Agency Mortgages, in a joint trading account at 4.14%, dated 12/30/05, due 01/03/06, repurchase price $7,527,102)	$7,523,641	$7,523,641

Total Cash Equivalents		7,523,641

Total Investments (Cost $242,663,998) (a) — 94.3%		295,240,392
Other assets in excess of liabilities — 5.7%		17,811,211

NET ASSETS — 100.0%		$313,051,603

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Fair Valued Security

(d)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board of Trustees.

(e)	Preferred Stock

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PREF	Preferred Stock

See notes to financial statements.

9

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments, at value (cost $235,140,357)	$287,716,751
Repurchase agreements, at cost and value	7,523,641

Total Investments	295,240,392

Foreign currencies, at value (cost $6,306,054)	6,355,767
Interest and dividends receivable	720,069
Payable for capital shares issued	11,966,568
Receivable for investments sold	84,821
Reclaims receivable	844
Prepaid expenses and other assets	832

Total Assets	314,369,293

Liabilities:
Payable to Custodian	30,326
Payable for investments purchased	731,682
Payable for capital shares redeemed	7,030
Accrued expenses and other payables:
Investment advisory fees	287,980
Fund administration and transfer agent fees	19,293
Distribution fees	62,604
Administrative servicing fees	139,943
Other	38,832

Total Liabilities	1,317,690

Net Assets	$313,051,603

Represented by:
Capital	$247,076,023
Accumulated net investment income (loss)	(35,233)
Accumulated net realized gains (losses) from investment and foreign currency transactions	13,378,786
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	52,632,027

Net Assets	$313,051,603

Net Assets:
Class II Shares	$313,051,603

Shares outstanding (unlimited number of shares authorized):
Class II Shares	23,999,998

Net asset value and offering price per share:*
Class II Shares	$13.04

*	Not subject to a front-end sales charge.

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Interest income	$212,124
Dividend income (net of foreign withholding tax of $400,899)	4,877,925
Income from securities lending	6,355

Total Income	5,096,404

Expenses:
Investment advisory fees	2,582,568
Fund administration and transfer agent fees	175,049
Distribution fees Class II Shares	561,427
Administrative servicing fees Class II Shares	506,139
Other	160,089

Total expenses before earnings credit	3,985,272
Earnings credit (Note 6)	(272)

Total Expenses	3,985,000

Net Investment Income (Loss)	1,111,404

REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions	31,517,762
Net realized gains (losses) on foreign currency transactions	(636,072)

Net realized gains (losses) on investment and foreign currency transactions	30,881,690
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,644,222

Net realized/unrealized gains (losses) on investments and foreign currencies	58,525,912

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$59,637,316

See notes to financial statements.

10

GARTMORE VARIABLE INSURANCE TRUST

GARTMORE GVIT DEVELOPING MARKETS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$1,111,404	$1,092,831
Net realized gains (losses) on investment and foreign currency transactions	30,881,690	32,137,377
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,644,222	(9,596,336)

Change in net assets resulting from operations	59,637,316	23,633,872

Distributions to Class II shareholders from:
Net investment income	(1,197,279)	(869,653)
Net realized gains on investments	(29,349,917)	(6,076,649)

Change in net assets from shareholder distributions	(30,547,196)	(6,946,302)

Change in net assets from capital transactions	89,063,147	12,610,182

Change in net assets	118,153,267	29,297,752
Net Assets:
Beginning of period	194,898,336	165,600,584

End of period	$313,051,603	$194,898,336

Accumulated net investment income (loss)	$(35,233)	$22,215

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	193,005,165	139,079,878
Dividends reinvested	30,547,170	6,946,293
Cost of shares redeemed	(134,489,188)	(133,415,989)

Change in net assets from capital transactions	$89,063,147	$12,610,182

SHARE TRANSACTIONS:
Class II Shares
Issued	16,020,981	12,668,914
Reinvested	2,877,677	677,427
Redeemed	(11,368,242)	(12,813,855)

	7,530,416	532,486

See notes to financial statements.

11

GARTMORE VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

Gartmore GVIT Developing Markets Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(a)		Portfolio Turnover
Class II Shares
Year Ended December 31, 2001	$7.76	0.08	(0.62)	(0.54)	—	—	—	$7.22	(6.96%	)	$100,899	1.59%	1.19%	1.67%		1.11%		118.00%
Year Ended December 31, 2002	$7.22	0.03	(0.73)	(0.70)	(0.01)	—	(0.01)	$6.51	(9.68%	)	$75,321	1.60%	0.44%	1.68%		0.36%		97.00%
Year Ended December 31, 2003(b)	$6.51	0.06	3.83	3.89	(0.01)	—	(0.01)	$10.39	59.70%		$165,601	1.64%	0.75%	1.80%		0.60%		167.45%
Year Ended December 31, 2004	$10.39	0.07	1.90	1.97	(0.06)	(0.47)	(0.53)	$11.83	19.78%		$194,898	1.78%	0.69%	(c	)	(c	)	167.98%
Year Ended December 31, 2005	$11.83	0.07	3.17	3.24	(0.07)	(1.96)	(2.03)	$13.04	31.52%		$313,052	1.77%	0.49%	(c	)	(c	)	157.77%

(a)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)	Upon reorganization on June 23, 2003, the existing shares of the Fund were designated Class II shares.

(c)	There were no fee reductions during the period.

See notes to financial statements.

12

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. Organization

Gartmore Variable Insurance Trust (“GVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, as of June 30, 1981, and as subsequently amended, redomesticated as a Delaware Statutory Trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication is a change in statutory status and does not affect the operations of the Trust. As of December 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest, without par value (“shares”). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”), American Skandia Life Insurance Corporation, Peoples Benefit Life Insurance Company, a subsidiary of Aegon, and Great West Life & Annuity Insurance Company have purchased shares of the Gartmore GVIT Developing Markets Fund (the “Fund”). The Trust currently operates thirty-one (31) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Fund.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with the Trust’s trustees and certain officers covering similar liabilities. Trust Officers receive no compensation from the Trust for serving as the Trust’s Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount

13

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method upon determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund values foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of Lehman Brothers and Nomura Securities, which are fully collateralized by U.S. Government Agency Mortgages.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. The Fund may enter into foreign currency contracts in connection with purchases or sales of securities denominated in a foreign currency. Purchases and sales of securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d) Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or

14

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f) Futures Contracts

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means the creation of a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means the creation of a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g) Written Options Contracts

The Fund may write options contracts. A written option obligates the Fund to deliver (written call) or to receive (written put) a specified quantity of an underlying asset at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a sale, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

(h) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

15

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

(i) Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark-to-market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked-to-market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Fund. JPMorgan Chase Bank receives a fee based on the value of collateral received from borrowers. The Fund did not have securities on loan as of December 31, 2005.

(j) Distributions to Shareholders

The Fund’s dividends from net investment income, if any, are declared and paid quarterly. The Fund’s distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with the American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k) Federal Income Taxes

It is the policy of the Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionately among various or all funds within the Trust. The method used by the Fund for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Global Asset Management Trust (“GGAMT”) manages the investment of the assets and supervises the daily business affairs of the Fund. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by the mutual company’s policyholders. In addition, GGAMT provides investment management evaluation services

16

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser, for the Fund that GGAMT advises. Gartmore Global Partners (the “subadviser”), an affiliate of GGAMT, manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays the Fund’s adviser an investment advisory fee based on the Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the subadviser. Additional information regarding investment advisory fees and subadvisory fees for GGAMT and the subadviser is as follows for year ended December 31, 2005:

Fee Schedule	Total Fees	Fees Retained	Paid to Sub-adviser
Up to $500 million	1.15%	0.575%	0.575%
$500 million up to $2 billion	1.10%	0.525%	0.575%
Next $2 billion or more	1.05%	0.475%	0.575%

GGAMT and the Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative service fees) from exceeding 1.40% until at least May 1, 2006.

GGAMT may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed by GGAMT, respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GGAMT is not permitted.

As of the year ended December 31, 2005, the cumulative potential reimbursements for all classes of the Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GGAMT, would be:

Fiscal Year 2003	Fiscal Year 2004	Fiscal Year 2005
$ 5,714	$0	$0

17

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides the Fund with various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for the Fund. The fees for the services provided under this Agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

*	The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, the Gartmore GVIT Investor Destinations Moderately Aggressive Fund, the Gartmore GVIT Investor Destinations Moderate Fund, the Gartmore GVIT Investor Destinations Moderately Conservative Fund, and the Gartmore GVIT Investor Destinations Conservative Fund (collectively, the “Investor Destinations Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Fund.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s Distributor, is compensated by the Fund for expenses associated with the distribution of the Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”) and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of the Fund.

4. Investment Transactions

For the year ended December 31, 2005, (excluding short-term securities) the Fund had purchases of $378,054,471 and sales of $344,334,402.

5. Portfolio Investment Risks

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co. permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in

18

GARTMORE VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding under this line of credit as of December 31, 2005.

The Trust’s custodian bank has agreed to reduce the bank’s fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

7. Federal Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004 were as follows:

	Distributions Paid From
Year	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
2005	$16,965,413	$13,581,783	$30,547,196	$—	$30,547,196
2004	6,946,302	—	6,946,302	—	6,946,302

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$17,550,409	$9,803,514	$27,353,923	$—	$(13,518,665)	$52,140,324	$65,975,582

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$243,155,701	$54,828,315	$(2,743,624)	$52,084,691

As of December 31, 2005, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund:

Acquired Fund	Amount	Expires
Montgomery Emerging Markets Fund	3,370,858	2006
Montgomery Emerging Markets Fund	3,370,858	2007
Montgomery Emerging Markets Fund	3,370,858	2009
Montgomery Emerging Markets Fund	3,370,858	2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2005 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses in the amount of $35,233.

19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Gartmore GVIT Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore GVIT Developing Markets Fund (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

20

Supplemental Information (Unaudited)

1. Subsequent Event

Effective January 1, 2006, the Fund implemented a performance fee structure and simultaneously lowered the Fund’s base management fee (expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers) by 0.10%. Beginning January 1, 2007, the Fund’s base management fee (as adjusted for any applicable breakpoints) may increase or decrease proportionately depending on how the Fund performs relative to its benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming the Fund’s benchmark.

The calculation of the total management fee is done in two separate steps. First, the Fund calculates a base fee (to be paid at the end of each quarter). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund’s base fee.

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage points	+/- 0.04%
+/- 3 percentage points	+/- 0.06%
+/- 4 percentage points	+/- 0.08%
+/- 5 percentage points	+/- 0.10%

The first such payment or penalty, if any, will be made at the end of March 2007 for the Fund (15 months after implementation of the performance-based fees on January 1, 2006). Thereafter, the performance adjusted advisory fee will be paid quarterly.

Under this performance fee arrangement, the investment adviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

21

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84[5]	None
Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.
C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84[3]	None
Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	84	None

22

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None
Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None
Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

23

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]
David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

4	Prior to June 30, 2005, Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

5	Mr. Allen owns a 51% interest in Graimark Realty Advisors Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, NA. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser to two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen, nor the Trust’s management, believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen having a material business relationship with an investment adviser (or subadviser) or controlling person of an investment adviser (or subadviser) of the Trust.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $596,433 from the Trust for the year ended December 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

24

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None
Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.
Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

25

TRUSTEES AND OFFICERS OF THE TRUST

Management Information (Unaudited)

December 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

1	Length of time served includes time served with the Trust’s predecessors.

2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3	This position is held with an affiliated person or principal underwriter of the Trust.

4	Prior to June 30, 2005, Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services. (FROM PwC)

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2004, and December 31, 2005.

	2004	2005
Audit Fees	$271,160	$338,295
Audit-Related Fees[1]	$17,000	$0
Tax Fees[2]	$81,675	$86,000
All Other Fees	$0	$0

Total	$369,835	$424,295

[1]	Services include security counts performed under Rule 17f-2 of the 1940 Act.
[2]	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment advisers (i.e., Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, and Gartmore Morley Capital Management, Inc.) (hereinafter referred to collectively as “Gartmore Global Investments” or “GGI”), and any service provider to the registrant controlling, controlled by, or under common control with GGI that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2004, and December 31, 2005.

	2004	2005
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to GGI and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the

Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than GGI or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, GGI, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2004, and December 31, 2005:

	2004	2005
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to GGI and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2004, and December 31, 2005:

	2004	2005
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended December 31, 2005, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was     % [if over 50%].

Not Applicable

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended December 31, 2004, and December 31, 2005, were $ 2,406,400 and $ 3,984,969, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to GGI and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees, however, on November 11, 2005, approved amendments to this policy, and the Board of Trustees approved these amendments to the policy at the Board’s January 12, 2006 Meeting. The proposed Board amendments to the policy though concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy. A copy of this amended policy is attached hereto.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE VARIABLE INSURANCE TRUST

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer & Principal Financial Officer
	Date:	March 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ PAUL J. HONDROS
	Name:	Paul J. Hondros
	Title:	Principal Executive Officer
	Date:	March 13, 2006

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer & Principal Financial Officer
	Date:	March 13, 2006